UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1, 2019 to September 30, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
September 30, 2019
Classes A, C, I, O, P, P3, R, R6 and W
Fixed-Income Funds
■
Voya GNMA Income Fund

■
Voya High Yield Bond Fund

■
Voya Intermediate Bond Fund

■
Voya Short Term Bond Fund

■
Voya Strategic Income Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Funds. The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Getting from Short Term to Long Term
Dear Shareholder,
Volatility was a defining feature of the markets during the reporting period, alternately intensifying and easing as investors weighed the twists and turns of the U.S.’s fraught trade negotiations with China. Incoming data continued to cloud the economic outlook, especially reports of weakening global manufacturing activity and slowing consumer spending. There were nonetheless some bright spots: home sales increased as mortgage rates eased and household income grew; and the savings rate increased, a sign that consumers have reserves available and are not over-borrowing. The U.S. Federal Reserve Board reacted to the economic worries with two interest rate cuts; first at its July policy meeting, then again in September.
Investors responded to the uncertain market conditions with lack of conviction; alternately retreating into bonds and then embracing stocks. Nevertheless, both asset classes have delivered respectable results over the reporting period and year-to-date as of September 30, 2019. Stocks, as measured by the S&P 500® Index, returned 6.08% for the six-month reporting period and 20.55% year-to-date. Bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 5.42% for the six-month reporting period and 8.52% year-to-date.
The slowdown in global industrial activity, which began in 2018 as China started rebalancing toward a more consumer-oriented economy, has been exacerbated by trade tensions and is threatening to induce a recession. While the slowdown is not yet over we believe it is near a bottom, assuming no further escalation of trade tensions. Our assessment is that a further slowing of global growth is far more likely than a recession in the U.S. or Europe. We believe the proactive steps taken by central banks, the prospect of fiscal support and the potential for self-interest to cap the magnitude of the trade dispute, all suggest that industrial weakness will not spread deeply enough into the services sector to lead to payroll losses, or ultimately to a recession.
Despite this positive potential of the longer-term outlook, investors find themselves sailing in turbulent waters today. Events of the moment can seem overwhelming, demanding immediate action. In actuality, the most effective response may be for investors to take a step back and reflect on why their portfolio is structured the way it is: most likely, to achieve a set of defined, long-term objectives. Unless those objectives have changed as a result of personal circumstance, it is probably wise not to change the portfolio. If your long-term goals have changed, then you should thoroughly discuss any potential investment changes with your financial advisor before taking action.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
October 28, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended September 30, 2019

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, were already up 12.61% in 2019. Many investors must have entered 2019 with trepidation, rattled by an intensifying economic slowdown outside of the U.S., an escalating trade war between the U.S. and China, and the Federal Open Market Committee (“FOMC”), having raised rates in December for the fourth time in 2018, all set to continue in 2019. (The Index returned 4.56% for the six-months ended September 30, 2019, measured in U.S. dollars.)
Relief came when FOMC Chairman Powell abruptly changed his tune. The FOMC would be “patient” as the economic data evolved. Secondly, on trade, the view emerged that the U.S. and China would find some face-saving “deal”.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the six-months that followed, and by the end of a rollercoaster ride, the Index was up another 5.21%.
On perceived slowing global growth, there was little relief from most of the incoming data.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second quarter of 2019 was just 1.2%. German GDP actually fell in the second quarter, as it did in the UK, whose new hard-line prime minister seemed intent on leaving the European Union without a deal.
Japan, with manufacturing also in contraction, managed GDP growth of 1.3% annualized in the second quarter. But exports and imports were both falling and core inflation languished at 0.6%, with a demand-dampening sales tax increase waiting on October 1.
China’s GDP grew at 6.2% in the second quarter, the smallest advance in 27 years. Industrial production was expanding at the slowest pace in 17 years, retail sales near the slowest in 16 years.
In the U.S., annualized first quarter growth surprised to the upside at 3.1%. However, growth was flattered by volatile inventory and trade elements, and fell to 2.0% in the second quarter. This was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.
Entering May, the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on some $250 billion of Chinese imports, to 25%. Trade negotiations with China had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons related to illegal immigration. The Index fell 5.70% in May.
It was central banks to the rescue in June. On June 19, the FOMC left rates unchanged, but markets listened to Powell’s comments and heard him signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases, (and finally did so in September). The Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S./China trade conflict, agreed between the two Presidents on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a
“mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.
The market rollercoaster lurched back up in September. News that high-level trade talks between the U.S. and China would resume in October and that both sides had made goodwill gestures lifted the mood. Yet many were still skeptical that enough real goodwill existed to get a deal done. The FOMC cut rates again, without seeming to please anybody, again. The period ended with the world economy still slowing and market sentiment fragile.
In U.S. fixed income markets, the story was falling yields and yield curve inversion. The U.S. 30-year Treasury yield fell below 2% for the first time ever and dipped below the yield on the S&P 500® Index for the first time since the depths of the financial crisis. The curve partially inverted, with the three-month bill yield above the ten-year note yield every day after May 22 except one. For the half-year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.42%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 6.08%, ending less than 2% below the record set on July 26. Bond surrogate utilities was the top performer, up 13.13%. Energy, exposed to a slowdown in global economic activity, and with the oil price down 10%, was the weakest, losing 8.96%.
In currencies, the dollar rose 2.94% against the euro and soared 6.05% against the Brexit-weakened pound, but lost 2.51% against the yen. The dollar still offers positive interest rates on its safest investments, unlike much of Europe. In times of market stress, however, Japan’s foreign investments tend to be repatriated, and yen-funded carry trades unwound, boosting the yen.
In international markets, the MSCI Japan® Index edged up 1.72% in the half-year, reflecting Japan’s own vulnerability to a trade war and the strong yen, despite a supportive central bank. The MSCI Europe ex UK® Index added 6.87%, powered by resilient food, beverage and tobacco companies like Nestle and by industrials. The MSCI UK® Index rose 4.04%. The less economically sensitive health care sector made the biggest contribution, followed by industrials; materials detracted the most.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	The index is designed to track the performance of a synthetic asset paying London Interbank Offered Rate (“LIBOR”) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
Bloomberg Barclays GNMA Index	An index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya GNMA Income Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2019 (as a percentage of net assets)

U.S. Government Agency Obligations	72.8%
Collateralized Mortgage Obligations	50.1%
U.S. Treasury Obligations	1.8%
Commercial Mortgage-Backed Securities	0.3%
Asset-Backed Securities	0.1%
Liabilities in Excess of Other Assets*	(25.1)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Ph.D., Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.
Performance: For the six-months ended September 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.88%, compared to the Bloomberg Barclays GNMA Index (the “Index” or “Bloomberg Barclays GNMA”), which returned 3.13%, for the same period.
Portfolio Specifics: U.S. markets were mixed during the quarter as the tensions between declining growth and further trade wars were partially offset by dovish central bank policies. Agency mortgage-backed securities (“MBS”) and GNMA securities, however, had less support as interest rates rallied to multi-year lows again. MBS suffered from a combination of increased supply and faster prepayments. Interestingly, despite faster prepayments, higher coupon MBS outperformed during the period as supply shifted to lower coupons and model spreads appeared attractive. Overall, the Index underperformed duration equivalent U.S. Treasuries while the GNMA sub-index also underperformed.
The Fund outperformed its benchmark before the deduction of fees and operating expenses; net of those costs, however, the Fund lagged. During the period, the Fund was positioned in off-benchmark securities, seeking to achieve stable interest rates and above-benchmark “carry” (coupon less amortization). The modestly lower duration, or interest-rate-risk exposure, relative to the benchmark detracted from performance. This detraction, however, was more than offset by positive returns from off-benchmark collateralized mortgage obligations (“CMOs”). CMO cash flows contributed significantly to portfolio returns as these securities typically offer greater carry than do comparable, generic GNMA pool securities. After slightly detracting from performance from April to June, security selection among GNMA pools added to results from July to September; for the full reporting period, the net effect was slightly positive.
The Fund only uses Treasury futures to hedge exposure to interest rate risk. The impact of Treasury futures hedging activity should only be viewed in terms of overall portfolio duration and curve differences to the benchmark. The impact of derivatives for the time period was negative.
Current Strategy & Outlook: Headwinds to global growth continue to mount with increased pressures from an escalating trade war with China, an uncertain Brexit and rising geopolitical tensions seemingly everywhere. Softening economic data have elevated recession fears and provided the U.S. Federal Reserve Board (“Fed”) with enough impetus to lower interest rates twice in the reporting period, and markets expect two more cuts over the next four months. Despite widespread global economic concerns, we believe U.S. equities and fixed income “spread” sectors remain resilient. (“Spread” sectors are fixed income asset classes, such as mortgages and corporate bonds, that are priced in terms of their yield differences with respect to comparable maturity U.S. Treasury securities.)
From a technical perspective, the Fed has become a significant seller of mortgages versus Treasuries via run-off from its portfolio of holdings acquired during its quantitative easing program, which concluded several years ago. Adding further pressure to the technical landscape, the Fed announced it will once again engage in Treasury purchases to avoid a repeat of the recent stresses in funding markets. Meanwhile, the Fed MBS run-off has reached the cap of  $20 billion per month and, in our view, will remain there at least until winter due to the low rate environment.
Fundamentally, the continued low rate environment has increased prepayments throughout the mortgage universe, creating a less attractive carry profile. Moreover, the implementation of certain trading protocols has made agency MBS pools less attractive. With this in mind, we continue to manage the Fund seeking high current income investments while also taking advantage of tactical opportunities in the marketplace. The focus remains on specified Ginnie Mae pools and CMOs that potentially provide attractive current income while minimizing prepayment risks.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Sector Diversification as of September 30, 2019 (as a percentage of net assets)

Communications	21.5%
Consumer, Cyclical	18.2%
Consumer, Non-cyclical	17.3%
Industrials	10.9%
Energy	9.8%
Financials	5.8%
Technology	4.5%
Basic Materials	4.3%
Utilities	2.2%
Containers & Glass Products	0.3%
Consumer Staples	0.2%
Health Care	0.2%
Aerospace & Defense	0.2%
Assets in Excess of Other Liabilities*	4.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, and Rick Cumberledge, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended September 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.11%, compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned 3.87%, for the same period.
Portfolio Specifics: For the six-months ended September 30, 2019, the Fund outperformed the Index. Security selection in the pharmaceuticals sector was the largest contributor to outperformance. The Fund’s holdings were slightly more “defensive,” avoiding issuers that we felt were more susceptible to headline risk. The Fund’s allocation to Bausch Healthcare was a notable contributor in this sector, as the company was not only attractive on a relative value basis, but also holds less exposure to opioid and drug pricing headline risk. The Fund also benefited from its holdings in the energy sector. The Fund was underweighted in the oil field services and independent energy sub-sectors, both of which underperformed as oil prices remained under pressure during the reporting period.
Credit selection in the media and entertainment sector contributed to outperformance via a number of small wins. Outperformance was driven by holdings in Viacom, which benefited from the CBS merger, as well as Diamond Sports, a new issue which was priced attractively, in our opinion, and subsequently traded well. In the food and beverage sector, the Fund’s selection in Simmons Foods, Inc. added to relative performance as the chicken producer had a nice quarter on positive sentiment around the protein space.
The Fund’s exposure to the financial sector detracted from relative results. We remain underweight the sector based on our opinion of relative value. The Fund’s allocation posted positive returns, but trailed the broader market. Another detractor was the Fund’s defensive positioning in healthcare, which led to modest underperformance versus the broader market.
Top Ten Holdings as of September 30, 2019* (as a percentage of net assets)

HCA, Inc., 5.375%, 02/01/25	1.0%
Sprint Corp., 7.125%, 06/15/24	0.9%
Bausch Health Americas, Inc., 8.500%, 01/31/27	0.8%
Ally Financial, Inc., 5.750%, 11/20/25	0.7%
CSC Holdings LLC, 5.250%, 06/01/24	0.6%
1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	0.6%
HCA Healthcare, Inc., 6.250%, 02/15/21	0.6%
CommScope Tech Finance LLC, 6.000%, 06/15/25	0.6%
Standard Industries, Inc./NJ, 6.000%, 10/15/25	0.6%
Post Holdings, Inc., 5.625%, 01/15/28	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy & Outlook: High yield (“HY”) posted solid returns for the six-month period ending September 30, 2019, despite brief slowdowns in May and early August, both of which were driven by bouts of trade tensions between the United States and China amid concerns over slowing global growth. These concerns were offset by a “dovish” tilt by the U.S. Federal Reserve Board (“Fed”), leading to benchmark total returns of 3.87% despite minimal narrowing of the yield “spread,” or differential, between HY bonds and comparable maturity U.S. Treasury securities. Yields, which move in the opposite direction of bond prices, declined 0.67% to 5.64%. Quality outperformed, as BB- and B-rated bonds far outpaced lower quality CCC-rated issues. High yield continued to post strong year-to-date performance. Higher quality BB and B-rated issuers outperformed and further widened the gap between lower-quality CCC issues, as pressures continued to mount on more leveraged credits.
Credit fundamentals remain reasonable, even though the U.S. economic growth picture is showing signs of slowing. Earnings growth has slowed on the anniversary of last year’s tax cuts, but we expect it to remain positive for the full year. Credit statistics are stable, as intentional leveraging and other typical late-cycle behavior remains limited. Macro risks will likely produce volatility, particularly on the geopolitical front. We believe that dovish Fed policy will be supportive but brings the risk of volatility should growth or inflation surprise to the upside. Valuations remain fair, in our view, and with the absence of a recession in the near term (in our opinion), we believe that the next market-wide default cycle remains beyond the horizon. We believe yield spreads compensate for near-term default risk but will remain wide of post-crisis tight levels as the cycle continues to age.
As we move later in the cycle, we have reduced some cyclical exposure in the portfolio in favor of more consumer-oriented industries and issuers. Additionally, we continue to favor more domestically oriented issuers over international exposure. In terms of sectors, we like retailers as well as media and entertainment, which should benefit from the upcoming political cycle. We remain underweight automotive due to lack of demand in China and declining sales in Europe, as well as basic materials and metals and mining sectors due to the continued slowdown in China.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2019 (as a percentage of net assets)

Corporate Bonds/Notes	28.2%
U.S. Government Agency Obligations	24.6%
Collateralized Mortgage Obligations	21.1%
U.S. Treasury Obligations	12.6%
Asset-Backed Securities	8.9%
Commercial Mortgage-Backed Securities	8.1%
Sovereign Bonds	2.2%
Convertible Bonds/Notes	0.0%
Liabilities in Excess of Other Assets*	(5.7)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, and David Goodson, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended September 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.85% compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index” or “Bloomberg Barclays U.S. Aggregate Bond”), which returned 5.42% for the same period.
Portfolio Specifics: The Fund outperformed its benchmark, the Barclays U.S. Aggregate Index. The Fund benefited from both sector allocation and security selection decisions, while duration and yield curve positioning did not impact performance for the period.
U.S. Treasury yields fell significantly as the U.S. Federal Reserve Board (“Fed”) shifted gears from the beginning of 2019, which led to the cutting of official interest rates at the Fed’s July and September meetings. Ten-year U.S. Treasury yields fell more than one percent over the period, from 2.49% on April 1 to a low of 1.47% on September 3, as investors questioned the effectiveness of interest rate cuts to thwart the risk of recession. Yields later rose in early September after U.S. payroll data alleviated some of these concerns, lifting the ten-year Treasury yield to 1.67% by period-end.
Corporate bond performance was largely tethered to trade negotiations between the United States and China. Early in the period, corporate bonds outperformed on optimism of an agreement between the two countries, only to see underperformance as negotiations soured and the two countries engaged in a tariff battle that weighed on financial markets and the outlook for the global economy. We decreased our allocations to investment-grade corporates, based on valuations relative to other sectors. As a result, our close to benchmark positioning did not meaningfully impact returns. Our modest allocations to high yield bonds contributed to performance and our focus on BB-rated and B-rated bonds contributed significantly to relative results amid rate volatility. Security selection within hard currency emerging markets was a modest detractor for the period. Emerging market performance was hampered by elevated volatility punctuated by country-specific risks such as Argentina.
We maintained above-benchmark allocations across securitized sectors that, in aggregate, contributed to the Fund’s performance over the period. Agency residential mortgage-backed securities (“RMBS”) performance was muted due to interest-rate volatility and concerns over pre-payment risk; therefore, our overweight did not impact performance. By contrast, security selection, which included collateralized mortgage obligations (“CMOs”) added to performance. Allocations in non-agency RMBS where we believed outperformance remained supported by a solid housing market, U.S. consumer strength and insulation from global trade concerns, added to absolute returns. We incrementally added to those positions. We broadly maintained allocations to asset-backed securities (“ABS”) and modestly decreased allocations to collateralized loan
Top Ten Holdings as of September 30, 2019 (as a percentage of net assets)

Ginnie Mae, 3.000%,11/20/49	5.4%
United States Treasury Inflation Indexed Bonds, 0.250%, 07/15/29	3.0%
United States Treasury Note, 1.625%, 08/15/29	1.9%
United States Treasury Note, 1.500%, 09/30/21	1.6%
United States Treasury Note, 1.500%, 09/30/24	1.6%
United States Treasury Bond, 2.875%, 05/15/49	1.4%
United States Treasury Note, 1.500%, 09/15/22	1.2%
Ginnie Mae, 4.000%,11/20/49	1.2%
United States Treasury Note, 1.625%, 09/30/26	1.2%
Uniform Mortgage-Backed Security, 3.500%, 09/01/49	1.2%
Portfolio holdings are subject to change daily.
obligations (“CLOs”), as this part of the market has been challenged due to ongoing concerns in the bank loan market that serves as collateral for these instruments. ABS sector performance displayed low “beta,” or market-risk, characteristics and our investments in higher yielding CLOs helped during the period. In addition, we added to commercial mortgage-backed securities (“CMBS”) over the period, continuing to emphasize non-agency CMBS transactions offering more attractive yields. Within CMBS, sector allocation was neutral and security selection added to outperformance for the period. Similar to other securitized segments, CMBS remained insulated from global volatility that impacted corporate bond sectors.
The Fund used swaps, options and futures in conjunction with cash bonds to manage duration and yield curve exposures. Currency forwards were used for currency management and risk mitigation. Taken together, derivative instruments and cash securities added to the Fund’s relative performance over the reporting period.
Current Strategy & Outlook: Within the U.S., the divergence between industrial and services activity has now reached extremes last witnessed during the commodity downturn in 2015. Our view has been that strength in U.S. consumption will sustain economic expansion. The key question we face now is: Will a slowdown of industrial activity spill over into services and derail consumers? In our opinion, no.
Our assessment is that a further slowing of global growth is far more likely than a recession in the U.S. in 2020. We believe the proactive steps taken by central banks, the prospect of fiscal support and the desire for political preservation to cap the magnitude of the trade dispute, all suggest that industrial weakness will not spread deeply enough into the services sector to lead to payroll losses or ultimately to a recession.
Meanwhile, although interest rates recovered from their lowest levels, many investors are beginning to take seriously the possibility of negative rates in the U.S. We believe the probability of negative rates is low, predicated by the relatively solid economic backdrop and the fact that the Fed is not leading us there. We expect the Fed will continue to cut rates modestly, taking the Fed funds rate to 1.5%. We think the two-year yield will continue to decline modestly, while the ten-year yield will be range-bound between 1.5% and 2.0%. Holding the ten-year yield below 1.5% would require ongoing stress to the U.S. economy, a scenario we believe is unlikely.
Against this backdrop, we believe the Fund remains positioned to capitalize on the relative strength of the U.S. consumer; accordingly, we favor securitized credit over corporate credit. We have tempered allocations to emerging markets, against a backdrop of increased idiosyncratic risk and the sector’s fortunes (and misfortunes) remaining tethered to U.S.-China trade talks. We expect the growth differential between emerging markets and developing markets (“DM”) to increase in the fourth quarter of 2019 and into 2020 as DM growth continues to soften.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Short Term Bond Fund

Investment Type Allocation as of September 30, 2019 (as a percentage of net assets)

Corporate Bonds/Notes	56.2%
Asset-Backed Securities	14.5%
Commercial Mortgage-Backed Securities	9.9%
Collateralized Mortgage Obligations	9.0%
U.S. Treasury Obligations	7.4%
Sovereign Bonds	1.1%
U.S. Government Agency Obligations	1.0%
Supranational Bonds	0.0%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, and David Goodson, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended September 30, 2019, the Fund’s Class A shares provided a total return of 2.03% compared to the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond”), which returned 2.19%, for the same period.
Portfolio Specifics: Fixed income markets posted strong returns, albeit with volatility of interest rates over the period. U.S. Treasury yields declined and bonds rallied early in the period due to a number of global concerns, from trade tensions and the threat of negative yields, to worries of recession. The ten-year Treasury yield touched a low of 1.47% in early September, only to rise and close the period at 1.67% after U.S. payroll data in early September alleviated some of the economic concerns. Beyond U.S. Treasuries, fixed income sectors modestly outperformed. Investment-grade corporate bonds fared well given the outperformance of longer duration bonds, i.e., bonds with greater exposure to interest-rate risk. Agency residential mortgage-backed securities (“MBS”) performance remained muted due to ongoing rate volatility and concerns over prepayment risk. Other securitized credit proved durable, with commercial mortgage-backed securities (“CMBS”) posting the strongest return for the period.
The Fund outperformed its benchmark before the deduction of fees and operating expenses, but lagged net of those costs. Asset allocation was the largest contributor to results, while security selection slightly detracted from performance. Meanwhile, duration and yield curve management added to results. During the reporting period, we maintained the Fund’s overweight to investment-grade corporate bonds versus an underweight to U.S. Treasury securities, which contributed to performance. Also, an overweight to asset-backed securities (“ABS”) helped relative results. Fundamentals of ABS remained strong, fueled by a relatively well-positioned U.S. consumer, access to non-mortgage credit and supportive labor market conditions. In addition, the Fund’s
Top Ten Holdings as of September 30, 2019* (as a percentage of net assets)

United States Treasury Note, 1.500%, 07/15/20	5.8%
United States Treasury Note, 1.500%, 09/15/22	1.1%
FMS Wertmanagement, 1.750%, 01/24/20	1.1%
Fannie Mae REMICS 2011-96 FN, 2.518%, 10/25/41	1.1%
Freddie Mac 3049 XF, 2.378%, 05/15/33	1.0%
Fannie Mae REMICS 2010-123 FL, 2.448%, 11/25/40	1.0%
Fannie Mae REMICS 2013-114 NA, 3.000%, 08/25/32	0.6%
Ginnie Mae, 3.000%, 11/20/49	0.6%
Credit Suisse Mortgage Capital Certificates 2019-ICE4 B, 3.258%, 05/15/36	0.5%
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.554%, 08/15/46	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
allocation to high-yield corporate bonds, agency MBS and CMBS contributed. On the downside, security selection among U.S. Treasuries and shorter duration investment-grade corporates detracted from performance.
The Fund used swaps, options and futures minimally in conjunction with cash bonds to manage volatility and for duration and yield curve management. These investment decisions in total — derivative instruments and cash securities — added to the Fund’s relative performance over the reporting period.
Current Strategy & Outlook: Within the U.S., the divergence between industrial and services activity has now reached extremes last witnessed during the commodity downturn in 2015. Our view has been that strength in U.S. consumption will sustain economic expansion. The key question we face now is: Will a slowdown of industrial activity spill over into services and derail consumers? In our opinion, no.
Our assessment is that a further slowing of global growth is far more likely than a recession in the U.S. in 2020. We believe the proactive steps taken by central banks, the prospect of fiscal support and the desire for political preservation to cap the magnitude of the trade dispute, all suggest that industrial weakness will not spread deeply enough into the services sector to lead to payroll losses or ultimately to a recession.
Meanwhile, although interest rates recovered from their lowest levels, many investors are beginning to take seriously the possibility of negative rates in the U.S. We believe the probability of negative rates is low, predicated by the relatively solid economic backdrop and the fact that the U.S. Federal Reserve Board (“Fed”) is not leading us there. We expect the Fed will continue to cut rates modestly, taking the Fed funds rate to 1.5%. We think the two-year yield will continue to decline modestly, while the ten-year yield will be range-bound between 1.5% and 2.0%. Holding the ten-year yield below 1.5% would require ongoing stress to the U.S. economy, a scenario we believe is unlikely. Against this backdrop, we believe the Fund remains positioned to capitalize on the relative strength of the U.S. consumer.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2019 (as a percentage of net assets)

Collateralized Mortgage Obligations	25.1%
Commercial Mortgage-Backed Securities	19.4%
Bank Loans	14.0%
Corporate Bonds/Notes	13.4%
Asset-Backed Securities	11.1%
U.S. Government Agency Obligations	8.1%
U.S. Treasury Obligations	3.9%
Sovereign Bonds	2.9%
Purchased Options	0.1%
Convertible Bonds/Notes	0.0%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Strategic Income Opportunities Fund (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Matthew Toms, CFA, Brian Timberlake, Ph.D., CFA, and Sean Banai, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended September 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.61% compared to ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the “Index” or “Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity”), which returned 1.32%, for the same period.
Portfolio Specifics: For the six-months ended September 31, 2019, the Fund outperformed its Index. During the period, we maintained our preference for “spread” sectors, particularly securitized assets, due to the relative strength of consumer balance sheets versus corporate balance sheets. (“Spread” sectors are fixed income asset classes, such as mortgage-backed securities and corporate bonds, that are priced in terms of their yield differences with respect to comparable maturity U.S. Treasury securities.)
While allocations to corporate credit were more modest, allocations to high yield, bank loans and investment grade corporate bonds all contributed to relative results. Our emphasis on securitized credit sectors such as non-agency residential mortgage-backed securities and credit risk transfer securities added to results, as strong fundamentals and continued momentum in the housing market supported those sectors. In addition, our allocation to commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations contributed to performance.
Against benchmarks appropriate to these asset classes, the Fund’s security selection within investment grade corporates, high yield corporates, agency mortgages and CMBS added to returns, while U.S. Treasuries and bank loans detracted. Emerging markets performance was broadly in line with relevant benchmarks overall. We have a bias towards hard currency sovereigns, while seeking to avoid idiosyncratic risks. Duration, i.e., interest-rate-risk exposure, added to performance over the period. Our lower duration profile, with a central tendency of two years while beneficially higher than the Index, limited the impact of rate volatility over the period.
Top Ten Holdings as of September 30, 2019* (as a percentage of net assets)

United States Treasury Inflation Indexed Bonds, 0.250%, 07/15/29	2.6%
Ginnie Mae, 3.000%, 11/20/49	1.9%
Uniform Mortgage-Backed Security, 3.500%, 10/25/49	1.6%
Uniform Mortgage-Backed Security, 4.500%, 10/25/49	1.5%
United States Treasury Inflation Indexed Bonds, 0.875%, 01/15/29	1.2%
Ginnie Mae, 4.000%, 11/20/49	1.0%
Uniform Mortgage-Backed Security, 3.500%, 08/01/49	0.7%
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/27	0.7%
Uniform Mortgage-Backed Security, 3.000%, 11/18/34	0.6%
Uniform Mortgage-Backed Security, 3.000%, 11/25/49	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The Fund utilized interest rate swaps, foreign currency futures, U.S. Treasury futures, credit default swap indices and credit default swaps. The use of derivatives did not have a material impact on performance.
Current Strategy & Outlook: Within the U.S., the divergence between industrial and services activity has now reached extremes last witnessed during the commodity downturn in 2015. Our view has been that strength in U.S. consumption will sustain economic expansion. The key question we face now is: Will a slowdown of industrial activity spill over into services and derail consumers? In our opinion, no.
Our assessment is that a further slowing of global growth is far more likely than a recession in the U.S. in 2020. We believe the proactive steps taken by central banks, the prospect of fiscal support and the desire for political preservation to cap the magnitude of the trade dispute, all suggest that industrial weakness will not spread deeply enough into the services sector to lead to payroll losses or ultimately to a recession.
Meanwhile, although interest rates recovered from their lowest levels, many investors are beginning to take seriously the possibility of negative rates in the U.S. We believe the probability of negative rates is low, predicated by the relatively solid economic backdrop and the fact that the U.S. Federal Reserve Board (“Fed”) is not leading us there. We expect the Fed will continue to cut rates modestly, taking the Fed funds rate to 1.5%. We think the two-year yield will continue to decline modestly, while the ten-year yield will be range-bound between 1.5% and 2.0%. Holding the ten-year yield below 1.5% would require ongoing stress to the U.S. economy, a scenario we believe is unlikely.
Against this backdrop, in our opinion, the Fund remains positioned to capitalize on the relative strength of the U.S. consumer; accordingly, we favor securitized credit over corporate credit. We have tempered allocations to emerging markets, against a backdrop of increased idiosyncratic risk and the sector’s fortunes (and misfortunes) remaining tethered to U.S.-China trade talks. We expect the growth differential between emerging markets and developing markets (“DM”) to increase in the fourth quarter of 2019 and into 2020 as DM growth continues to soften.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 to September 30, 2019. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2019*	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2019*
Voya GNMA Income Fund
Class A	$1,000.00	$1,028.80	0.95%	$4.82	$1,000.00	$1,020.25	0.95%	$4.80
Class C	1,000.00	1,026.30	1.70	8.61	1,000.00	1,016.50	1.70	8.57
Class I	1,000.00	1,031.60	0.65	3.30	1,000.00	1,021.75	0.65	3.29
Class W	1,000.00	1,031.30	0.70	3.55	1,000.00	1,021.50	0.70	3.54
Voya High Yield Bond Fund
Class A	$1,000.00	$1,041.10	1.10%	$5.61	$1,000.00	$1,019.50	1.10%	$5.55
Class C	1,000.00	1,037.20	1.85	9.42	1,000.00	1,015.75	1.85	9.32
Class I	1,000.00	1,042.90	0.76	3.88	1,000.00	1,021.20	0.76	3.84
Class P	1,000.00	1,046.30	0.09	0.46	1,000.00	1,024.55	0.09	0.46
Class P3	1,000.00	1,048.00	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	1,039.80	1.35	6.88	1,000.00	1,018.25	1.35	6.81
Class R6	1,000.00	1,043.20	0.70	3.58	1,000.00	1,021.50	0.70	3.54
Class W	1,000.00	1,043.70	0.85	4.34	1,000.00	1,020.75	0.85	4.29

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2019*	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2019*
Voya Intermediate Bond Fund
Class A	$1,000.00	$1,058.50	0.69%	$3.55	$1,000.00	$1,021.55	0.69%	$3.49
Class C	1,000.00	1,054.60	1.44	7.40	1,000.00	1,017.80	1.44	7.26
Class I	1,000.00	1,060.20	0.36	1.85	1,000.00	1,023.20	0.36	1.82
Class O	1,000.00	1,058.50	0.69	3.55	1,000.00	1,021.55	0.69	3.49
Class P3	1,000.00	1,062.00	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	1,058.20	0.94	4.84	1,000.00	1,020.30	0.94	4.75
Class R6	1,000.00	1,060.40	0.30	1.55	1,000.00	1,023.50	0.30	1.52
Class W	1,000.00	1,060.90	0.44	2.27	1,000.00	1,022.80	0.44	2.23
Voya Short Term Bond Fund
Class A	$1,000.00	$1,020.30	0.70%	$3.54	$1,000.00	$1,021.50	0.70%	$3.54
Class C	1,000.00	1,017.60	1.45	7.31	1,000.00	1,017.75	1.45	7.31
Class I	1,000.00	1,022.90	0.44	2.23	1,000.00	1,022.80	0.44	2.23
Class P3	1,000.00	1,025.50	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	1,021.10	0.95	4.80	1,000.00	1,020.25	0.95	4.80
Class R6	1,000.00	1,023.00	0.40	2.02	1,000.00	1,023.00	0.40	2.02
Class W	1,000.00	1,023.70	0.45	2.28	1,000.00	1,022.75	0.45	2.28
Voya Strategic Income Opportunities Fund
Class A	$1,000.00	$1,036.10	0.85%	$4.33	$1,000.00	$1,020.75	0.85%	$4.29
Class C	1,000.00	1,032.50	1.60	8.13	1,000.00	1,017.00	1.60	8.07
Class I	1,000.00	1,037.90	0.60	3.06	1,000.00	1,022.00	0.60	3.03
Class P	1,000.00	1,038.80	0.05	0.25	1,000.00	1,024.75	0.05	0.25
Class P3(1)	1,000.00	1,005.50	0.00	0.00	1,000.00	1,008.33	0.00	0.00
Class R	1,000.00	1,035.00	1.10	5.60	1,000.00	1,019.50	1.10	5.55
Class R6	1,000.00	1,038.20	0.55	2.80	1,000.00	1,022.25	0.55	2.78
Class W	1,000.00	1,037.50	0.60	3.06	1,000.00	1,022.00	0.60	3.03

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was August 1, 2019. Expenses paid for the actual Fund’s return reflect the 61-day period ended September 30, 2019.

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2019 (Unaudited)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,366,620,176	$396,666,822	$7,914,296,128
Short-term investments at fair value**	98,880,753	88,403,742	509,404,065
Cash	65,874	132,875	4,077,962
Cash collateral for futures	3,282,146	—	9,235,355
Cash pledged for centrally cleared swaps (Note 2)	—	—	33,378,579
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	540,000
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	164,000	—	2,166,000
Foreign currencies at value***	—	—	183,689
Receivables:
Investment securities sold	21,046,831	2,673,992	219,861,033
Investment securities sold on a delayed-delivery or when-issued basis	451,127,553	—	785,216,419
Fund shares sold	3,796,040	486,381	11,774,076
Dividends	—	1,486	48,081
Interest	3,211,955	6,565,171	39,274,096
Foreign tax reclaims	—	—	93,784
Unrealized appreciation on forward foreign currency contracts	—	—	2,530,845
Unrealized appreciation on forward premium swaptions	—	—	889,862
Variation margin receivable on centrally cleared swaps	—	—	801,315
Prepaid expenses	56,399	53,440	384,648
Reimbursement due from manager	20,612	—	4,578
Other assets	46,214	18,568	140,379
Total assets	1,948,318,553	495,002,477	9,534,300,894
LIABILITIES:
Income distribution payable	376,308	38,371	2,242,405
Payable for investment securities purchased	11,590,168	4,808,123	315,634,612
Payable for investment securities purchased on a delayed-delivery or when-issued basis	842,402,125	—	1,371,408,643
Payable for fund shares redeemed	846,047	473,152	7,298,906
Payable upon receipt of securities loaned	—	73,558,430	344,274,345
Unrealized depreciation on forward foreign currency contracts	—	—	1,860,676
Cash received as collateral for OTC derivatives (Note 2)	—	—	1,340,000
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	—	—	48,000
Payable for investment management fees	497,220	155,886	1,636,120
Payable for distribution and shareholder service fees	133,970	23,836	194,434
Payable to trustees under the deferred compensation plan (Note 6)	46,214	18,568	140,379
Payable for trustee fees	4,936	2,053	34,920
Other accrued expenses and liabilities	389,207	254,755	1,333,698
Total liabilities	856,286,195	79,333,174	2,047,447,138
NET ASSETS	$1,092,032,358	$415,669,303	$7,486,853,756
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,100,856,286	$425,391,918	$7,218,393,975
Total distributable earnings (loss)	(8,823,928)	(9,722,615)	268,459,781
NET ASSETS	$1,092,032,358	$415,669,303	$7,486,853,756
+ Including securities loaned at value	$—	$71,643,855	$336,438,129
* Cost of investments in securities	$1,341,166,960	$388,110,172	$7,665,628,445
** Cost of short-term investments	$98,878,656	$88,404,430	$509,415,317
*** Cost of foreign currencies	$—	$—	$442,475
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2019 (Unaudited) (continued)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$425,673,456	$53,236,789	$461,797,196
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	50,110,625	6,675,797	44,213,617
Net asset value and redemption price per share†	$8.49	$7.97	$10.44
Maximum offering price per share (2.50%)(1)	$8.71	$8.17	$10.71
Class C
Net assets	$57,527,142	$15,165,041	$29,507,121
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	6,807,091	1,902,247	2,829,481
Net asset value and redemption price per share†	$8.45	$7.97	$10.43
Class I
Net assets	$508,972,713	$84,426,972	$4,670,379,603
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	59,813,533	10,605,556	447,354,928
Net asset value and redemption price per share	$8.51	$7.96	$10.44
Class O
Net assets	n/a	n/a	$2,816,488
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	269,657
Net asset value and redemption price per share	n/a	n/a	$10.44
Class P
Net assets	n/a	$91,458,523	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	11,463,759	n/a
Net asset value and redemption price per share	n/a	$7.98	n/a
Class P3
Net assets	n/a	$3,288	$18,814,693
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	412	1,801,320
Net asset value and redemption price per share	n/a	$7.98	$10.44
Class R
Net assets	n/a	$1,357,971	$183,483,337
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	170,179	17,544,303
Net asset value and redemption price per share	n/a	$7.98	$10.46
Class R6
Net assets	n/a	$68,235,776	$1,921,472,523
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	8,548,514	184,006,622
Net asset value and redemption price per share	n/a	$7.98	$10.44
Class W
Net assets	$99,859,047	$101,784,943	$198,582,795
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	11,722,342	12,746,689	19,026,201
Net asset value and redemption price per share	$8.52	$7.99	$10.44

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2019 (Unaudited)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$199,205,588	$2,426,760,394
Short-term investments at fair value**	2,357,418	224,073,734
Cash	30,630	5,895,317
Cash collateral for futures	158,066	3,829,337
Cash pledged for centrally cleared swaps (Note 2)	450,000	14,406,846
Cash pledged as collateral for OTC derivatives (Note 2)	—	980,000
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	—	995,000
Foreign currencies at value***	—	45,455
Receivables:
Investment securities sold	1,228,988	3,673,534
Investment securities sold on a delayed-delivery or when-issued basis	1,151,455	485,210,940
Fund shares sold	48,394	20,836,438
Dividends	1,173	331,911
Interest	1,135,126	11,207,295
Unrealized appreciation on forward foreign currency contracts	—	5,763,163
Unrealized appreciation on forward premium swaptions	15,250	518,067
Variation margin receivable on centrally cleared swaps	19,643	410,046
Prepaid expenses	33,625	273,452
Reimbursement due from manager	8,858	2,369
Other assets	4,083	12,440
Total assets	205,848,297	3,205,225,738
LIABILITIES:
Income distribution payable	1,035	420,235
Payable for investment securities purchased	1,533,004	44,822,338
Payable for investment securities purchased on a delayed-delivery or when-issued basis	2,310,513	660,637,872
Payable for fund shares redeemed	120,305	3,060,427
Payable upon receipt of securities loaned	876,418	8,483,670
Unrealized depreciation on forward foreign currency contracts	—	5,411,552
Cash received as collateral for OTC derivatives (Note 2)	—	730,000
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	—	962,000
Payable for investment management fees	41,199	981,037
Payable for distribution and shareholder service fees	950	75,402
Payable to trustees under the deferred compensation plan (Note 6)	4,083	12,440
Payable for trustee fees	849	9,810
Unfunded loan commitments (Note 1)	—	74,508
Other accrued expenses and liabilities	44,455	143,009
Written options, at fair value^	—	1,336,681
Total liabilities	4,932,811	727,160,981
NET ASSETS	$200,915,486	$2,478,064,757
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$201,983,961	$2,450,985,131
Total distributable earnings (loss)	(1,068,475)	27,079,626
NET ASSETS	$200,915,486	$2,478,064,757
+ Including securities loaned at value	$855,015	$8,261,490
* Cost of investments in securities	$197,710,318	$2,370,782,455
** Cost of short-term investments	$2,357,418	$224,073,734
*** Cost of foreign currencies	$—	$109,222
^ Premiums received on written options	$—	$3,152,687
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2019 (Unaudited) (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
Class A
Net assets	$1,536,706	$165,738,730
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	155,709	16,100,187
Net asset value and redemption price per share†	$9.87	$10.29
Maximum offering price per share (2.50%)(1)	$10.12	$10.55
Class C
Net assets	$585,378	$41,527,849
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	59,285	4,095,558
Net asset value and redemption price per share†	$9.87	$10.14
Class I
Net assets	$11,695,966	$1,914,910,688
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,184,957	185,228,432
Net asset value and redemption price per share	$9.87	$10.34
Class P
Net assets	n/a	$11,093,806
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	1,077,581
Net asset value and redemption price per share	n/a	$10.30
Class P3
Net assets	$5,591,097	$5,451,014
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	566,321	528,490
Net asset value and redemption price per share	$9.87	$10.31
Class R
Net assets	$3,207	$15,967,609
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	324	1,563,949
Net asset value and redemption price per share	$9.89	$10.21
Class R6
Net assets	$180,999,141	$257,206,566
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	18,332,697	24,955,280
Net asset value and redemption price per share	$9.87	$10.31
Class W
Net assets	$503,991	$66,168,495
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	50,872	6,445,288
Net asset value and redemption price per share	$9.91	$10.27

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2019 (Unaudited)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$25,924	$282,233
Interest, net of foreign taxes withheld*	15,513,472	12,657,589	125,085,374
Securities lending income, net	—	160,166	873,781
Total investment income	15,513,472	12,843,679	126,241,388
EXPENSES:
Investment management fees	2,808,800	1,252,956	9,428,409
Distribution and shareholder service fees:
Class A	510,066	68,069	554,287
Class C	300,795	78,251	144,639
Class O	—	—	3,400
Class R	—	3,184	444,881
Transfer agent fees:
Class A	172,005	44,122	307,543
Class C	25,359	12,680	20,073
Class I	174,824	25,494	1,323,339
Class O	—	—	1,909
Class P	—	1,522	—
Class P3	—	—	191
Class R	—	1,033	123,424
Class R6	—	657	13,028
Class W	40,782	80,638	129,357
Shareholder reporting expense	123,660	24,888	133,773
Registration fees	48,934	64,645	243,279
Professional fees	23,268	19,398	127,875
Custody and accounting expense	57,120	41,838	392,716
Trustee fees	19,745	8,216	139,681
Miscellaneous expense	17,227	20,497	86,458
Interest expense	—	—	133
Total expenses	4,322,585	1,748,088	13,618,395
Waived and reimbursed fees	(151,202)	(304,934)	(27,564)
Net expenses	4,171,383	1,443,154	13,590,831
Net investment income	11,342,089	11,400,525	112,650,557
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,581,889	(1,642,646)	98,309,165
Forward foreign currency contracts	—	—	5,650,853
Foreign currency related transactions	—	—	656,152
Futures	(17,026,457)	—	44,467,828
Swaps	—	—	3,424,920
Written options	—	—	(11,797,177)
Net realized gain (loss)	(9,444,568)	(1,642,646)	140,711,741
Net change in unrealized appreciation (depreciation) on:
Investments	21,588,152	7,377,296	154,944,069
Forward foreign currency contracts	—	—	559,832
Foreign currency related transactions	—	—	(80,460)
Futures	5,809,601	—	(13,587,546)
Swaps	—	—	1,255,662
Written options	—	—	10,226,970
Net change in unrealized appreciation (depreciation)	27,397,753	7,377,296	153,318,527
Net realized and unrealized gain	17,953,185	5,734,650	294,030,268
Increase in net assets resulting from operations	$29,295,274	$17,135,175	$406,680,825
* Foreign taxes withheld	$—	$—	$41,560
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2019 (Unaudited)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
INVESTMENT INCOME:
Dividends	$45,660	$2,741,042
Interest, net of foreign taxes withheld*	2,348,999	41,133,129
Securities lending income, net	2,593	50,564
Total investment income	2,397,252	43,924,735
EXPENSES:
Investment management fees	317,207	4,904,643
Distribution and shareholder service fees:
Class A	12,332	217,829
Class C	3,912	162,415
Class R	7	35,881
Transfer agent fees:
Class A	2,481	47,229
Class C	196	8,745
Class I	7,950	364,861
Class P	—	23
Class P3	56	18
Class R	—	3,875
Class R6	448	470
Class W	127	14,746
Shareholder reporting expense	1,332	39,630
Registration fees	55,223	259,989
Professional fees	6,824	34,410
Custody and accounting expense	21,061	123,320
Trustee fees	3,396	39,237
Miscellaneous expense	5,081	10,769
Interest expense	171	52
Total expenses	437,804	6,268,142
Waived and reimbursed fees	(81,856)	(28,832)
Net expenses	355,948	6,239,310
Net investment income	2,041,304	37,685,425
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Colombian capital gains tax withheld^)	370,514	4,173,278
Forward foreign currency contracts	—	951,668
Foreign currency related transactions	510	312,159
Futures	109,500	(15,310,690)
Swaps	23,413	874,847
Written options	—	(4,793,703)
Net realized gain (loss)	503,937	(13,792,441)
Net change in unrealized appreciation (depreciation) on:
Investments	1,466,204	36,624,958
Forward foreign currency contracts	—	(98,346)
Foreign currency related transactions	—	(237,131)
Futures	(98,835)	3,139,114
Swaps	30,073	(1,910,338)
Written options	—	5,971,666
Net change in unrealized appreciation (depreciation)	1,397,442	43,489,923
Net realized and unrealized gain	1,901,379	29,697,482
Increase in net assets resulting from operations	$3,942,683	$67,382,907
* Foreign taxes withheld	$—	$25,700
^ Foreign taxes on sale of Colombian investments	$—	$1,066
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
FROM OPERATIONS:
Net investment income	$11,342,089	$21,560,880	$11,400,525	$27,856,169
Net realized gain (loss)	(9,444,568)	2,343,872	(1,642,646)	(6,872,765)
Net change in unrealized appreciation (depreciation)	27,397,753	10,408,080	7,377,296	2,684,003
Increase in net assets resulting from operations	29,295,274	34,312,832	17,135,175	23,667,407
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(5,326,916)	(9,827,938)	(1,437,258)	(2,748,509)
Class C	(558,927)	(1,140,077)	(354,892)	(591,813)
Class I	(6,153,679)	(9,374,950)	(2,370,133)	(7,603,228)
Class P	—	—	(3,004,222)	(8,144,797)
Class P3	—	—	(102)	(7,000)
Class R	—	—	(32,106)	(56,295)
Class R6	—	—	(1,724,658)	(2,325,159)
Class W	(1,384,274)	(3,177,709)	(2,754,879)	(5,401,996)
Total distributions	(13,423,796)	(23,520,674)	(11,678,250)	(26,878,797)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	244,931,714	299,698,040	114,887,269	129,449,281
Reinvestment of distributions	11,806,455	20,435,153	11,436,732	25,774,203
	256,738,169	320,133,193	126,324,001	155,223,484
Cost of shares redeemed	(117,098,411)	(413,007,982)	(103,415,841)	(327,310,168)
Net increase (decrease) in net assets resulting from capital share transactions	139,639,758	(92,874,789)	22,908,160	(172,086,684)
Net increase (decrease) in net assets	155,511,236	(82,082,631)	28,365,085	(175,298,074)
NET ASSETS:
Beginning of year or period	936,521,122	1,018,603,753	387,304,218	562,602,292
End of year or period	$1,092,032,358	$936,521,122	$415,669,303	$387,304,218
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
FROM OPERATIONS:
Net investment income	$112,650,557	$199,690,220	$2,041,304	$2,589,034
Net realized gain (loss)	140,711,741	(33,160,230)	503,937	(428,122)
Net change in unrealized appreciation (depreciation)	153,318,527	116,988,400	1,397,442	1,215,787
Increase in net assets resulting from operations	406,680,825	283,518,390	3,942,683	3,376,699
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(7,046,635)	(12,785,646)	(97,653)	(178,112)
Class C	(350,880)	(657,047)	(4,834)	(12,147)
Class I	(74,817,364)	(112,219,555)	(123,607)	(252,369)
Class O	(43,725)	(508,150)	—	—
Class P3	(351,321)	(317,801)	(71,473)	(66,908)
Class R	(2,606,185)	(4,815,812)	(28)	(63)
Class R6	(32,622,061)	(55,243,059)	(1,664,426)	(2,325,122)
Class W	(3,196,136)	(8,458,842)	(5,667)	(8,782)
Total distributions	(121,034,307)	(195,005,912)	(1,967,688)	(2,843,503)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,632,840,189	3,279,968,665	130,570,627	60,247,012
Reinvestment of distributions	109,606,686	176,965,795	1,941,269	2,819,886
	1,742,446,875	3,456,934,460	132,511,896	63,066,898
Cost of shares redeemed	(1,358,917,110)	(2,206,938,732)	(48,634,242)	(54,637,735)
Net increase in net assets resulting from capital share transactions	383,529,765	1,249,995,728	83,877,654	8,429,163
Net increase in net assets	669,176,283	1,338,508,206	85,852,649	8,962,359
NET ASSETS:
Beginning of year or period	6,817,677,473	5,479,169,267	115,062,837	106,100,478
End of year or period	$7,486,853,756	$6,817,677,473	$200,915,486	$115,062,837
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Income Opportunities Fund
	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
FROM OPERATIONS:
Net investment income	$37,685,425	$30,788,744
Net realized loss	(13,792,441)	(3,666,029)
Net change in unrealized appreciation (depreciation)	43,489,923	12,374,322
Increase in net assets resulting from operations	67,382,907	39,497,037
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(3,793,195)	(3,146,921)
Class C	(580,900)	(551,876)
Class I	(34,542,905)	(26,121,006)
Class P	(255,818)	(25)
Class P3	(39,966)	—
Class R	(295,073)	(327,613)
Class R6	(4,686,703)	(3,187,145)
Class W	(1,257,379)	(2,041,599)
Total distributions	(45,451,939)	(35,376,185)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,356,621,778	1,467,080,904
Reinvestment of distributions	43,932,980	32,263,680
	1,400,554,758	1,499,344,584
Cost of shares redeemed	(357,562,833)	(468,204,434)
Net increase in net assets resulting from capital share transactions	1,042,991,925	1,031,140,150
Net increase in net assets	1,064,922,893	1,035,261,002
NET ASSETS:
Beginning of year or period	1,413,141,864	377,880,862
End of year or period	$2,478,064,757	$1,413,141,864
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya GNMA Income Fund
Class A
09-30-19+	8.36	0.09•	0.15	0.24	0.11	—	—	0.11	—	8.49	2.88	0.96	0.95	0.95	2.19	425,673	241
03-31-19	8.25	0.18	0.13	0.31	0.20	—	—	0.20	—	8.36	3.85	0.97	0.95	0.95	2.25	394,763	398
03-31-18	8.44	0.14•	(0.13)	0.01	0.18	—	0.02	0.20	—	8.25	0.08	0.95	0.95	0.95	1.66	435,118	367
03-31-17	8.63	0.08	(0.04)	0.04	0.13	0.01	0.09	0.23	—	8.44	0.44	0.93	0.93	0.93	1.02	513,223	580
03-31-16	8.70	0.13	0.06	0.19	0.17	—	0.09	0.26	—	8.63	2.21	0.93	0.93	0.93	1.39	630,448	508
03-31-15	8.62	0.16	0.22	0.38	0.26	—	0.04	0.30	—	8.70	4.40	0.92	0.92	0.92	1.85	521,226	511
Class C
09-30-19+	8.31	0.06•	0.16	0.22	0.08	—	—	0.08	—	8.45	2.63	1.71	1.70	1.70	1.44	57,527	241
03-31-19	8.21	0.12	0.12	0.24	0.14	—	—	0.14	—	8.31	2.96	1.72	1.70	1.70	1.49	62,769	398
03-31-18	8.39	0.06	(0.10)	(0.04)	0.12	—	0.02	0.14	—	8.21	(0.56)	1.70	1.70	1.70	0.90	76,535	367
03-31-17	8.58	0.02	(0.05)	(0.03)	0.06	0.01	0.09	0.16	—	8.39	(0.37)	1.68	1.68	1.68	0.27	111,103	580
03-31-16	8.65	0.05•	0.07	0.12	0.10	—	0.09	0.19	—	8.58	1.46	1.68	1.68	1.68	0.64	108,278	508
03-31-15	8.57	0.09	0.22	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.11	83,809	511
Class I
09-30-19+	8.37	0.10•	0.16	0.26	0.12	—	—	0.12	—	8.51	3.16	0.71	0.65	0.65	2.48	508,973	241
03-31-19	8.26	0.21	0.13	0.34	0.23	—	—	0.23	—	8.37	4.16	0.71	0.65	0.65	2.55	387,607	398
03-31-18	8.45	0.16•	(0.13)	0.03	0.20	—	0.02	0.22	—	8.26	0.37	0.70	0.65	0.65	1.95	350,326	367
03-31-17	8.64	0.10	(0.03)	0.07	0.16	0.01	0.09	0.26	—	8.45	0.76	0.64	0.64	0.64	1.29	461,076	580
03-31-16	8.71	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.64	2.50	0.64	0.64	0.64	1.65	506,384	508
03-31-15	8.63	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.71	4.70	0.65	0.65	0.65	1.94	223,920	511
Class W
09-30-19+	8.38	0.10•	0.16	0.26	0.12	—	—	0.12	—	8.52	3.13	0.71	0.70	0.70	2.44	99,859	241
03-31-19	8.27	0.20•	0.13	0.33	0.22	—	—	0.22	—	8.38	4.11	0.72	0.70	0.70	2.47	91,383	398
03-31-18	8.46	0.16•	(0.13)	0.03	0.20	—	0.02	0.22	—	8.27	0.33	0.70	0.70	0.70	1.92	156,625	367
03-31-17	8.65	0.12	(0.05)	0.07	0.16	0.01	0.09	0.26	—	8.46	0.72	0.68	0.68	0.68	1.26	141,853	580
03-31-16	8.72	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.65	2.46	0.68	0.68	0.68	1.60	118,638	508
03-31-15	8.64	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.72	4.66	0.67	0.67	0.67	2.00	49,838	511
Voya High Yield Bond Fund
Class A
09-30-19+	7.86	0.20•	0.12	0.32	0.21	—	—	0.21	—	7.97	4.11	1.11	1.10	1.10	5.12	53,237	23
03-31-19	7.89	0.43	(0.05)	0.38	0.41	—	—	0.41	—	7.86	5.03	1.10	1.10	1.10	5.49	60,390	33
03-31-18	8.11	0.43	(0.22)	0.21	0.43	—	—	0.43	—	7.89	2.52	1.07	1.07	1.07	5.27	52,994	40
03-31-17	7.62	0.41	0.50	0.91	0.42	—	—	0.42	—	8.11	12.13	1.06	1.06	1.06	5.23	60,927	41
03-31-16	8.14	0.41	(0.52)	(0.11)	0.41	—	—	0.41	—	7.62	(1.36)	1.07	1.07	1.07	5.23	78,352	22
03-31-15	8.49	0.42	(0.34)	0.08	0.43	—	—	0.43	—	8.14	0.98	1.09	1.10	1.10	5.10	75,588	37
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class C
09-30-19+	7.86	0.17•	0.12	0.29	0.18	—	—	0.18	—	7.97	3.72	1.86	1.85	1.85	4.38	15,165	23
03-31-19	7.89	0.37	(0.05)	0.32	0.35	—	—	0.35	—	7.86	4.24	1.85	1.85	1.85	4.77	15,945	33
03-31-18	8.11	0.37	(0.23)	0.14	0.36	—	—	0.36	—	7.89	1.75	1.82	1.82	1.82	4.52	10,513	40
03-31-17	7.61	0.36	0.50	0.86	0.36	—	—	0.36	—	8.11	11.45	1.81	1.81	1.81	4.49	13,113	41
03-31-16	8.14	0.35	(0.53)	(0.18)	0.35	—	—	0.35	—	7.61	(2.24)	1.82	1.82	1.82	4.48	12,677	22
03-31-15	8.49	0.36	(0.34)	0.02	0.37	—	—	0.37	—	8.14	0.21	1.84	1.85	1.85	4.35	13,568	37
Class I
09-30-19+	7.85	0.22•	0.11	0.33	0.22	—	—	0.22	—	7.96	4.29	0.76	0.76	0.76	5.48	84,427	23
03-31-19	7.88	0.47	(0.06)	0.41	0.44	—	—	0.44	—	7.85	5.39	0.75	0.75	0.75	5.82	81,121	33
03-31-18	8.10	0.46	(0.23)	0.23	0.45	—	—	0.45	—	7.88	2.87	0.72	0.72	0.72	5.62	149,279	40
03-31-17	7.61	0.44	0.49	0.93	0.44	—	—	0.44	—	8.10	12.54	0.71	0.71	0.71	5.56	204,818	41
03-31-16	8.14	0.44	(0.53)	(0.09)	0.44	—	—	0.44	—	7.61	(1.12)	0.69	0.69	0.69	5.63	352,052	22
03-31-15	8.48	0.46	(0.34)	0.12	0.46	—	—	0.46	—	8.14	1.48	0.68	0.69	0.69	5.51	233,374	37
Class P
09-30-19+	7.87	0.24•	0.12	0.36	0.25	—	—	0.25	—	7.98	4.63	0.70	0.09	0.09	6.11	91,459	23
03-31-19	7.90	0.51	(0.05)	0.46	0.49	—	—	0.49	—	7.87	6.05	0.69	0.08	0.08	6.51	120,464	33
03-31-18	8.11	0.51	(0.22)	0.29	0.50	—	—	0.50	—	7.90	3.63	0.66	0.06	0.06	6.28	132,713	40
03-31-17	7.61	0.50	0.49	0.99	0.49	—	—	0.49	—	8.11	13.36	0.66	0.07	0.07	6.25	149,606	41
03-31-16	8.14	0.49	(0.53)	(0.04)	0.49	—	—	0.49	—	7.61	(0.51)	0.67	0.06	0.06	6.23	104,009	22
03-31-15	8.48	0.51	(0.34)	0.17	0.51	—	—	0.51	—	8.14	2.09	0.68	0.07	0.07	6.13	145,332	37
Class P3
09-30-19+	7.86	0.25•	0.12	0.37	0.25	—	—	0.25	—	7.98	4.80	0.70	0.00*	0.00*	6.24	3	23
06-01-18(4) - 03-31-19	7.85	0.41•	0.00*	0.41	0.40	—	—	0.40	—	7.86	5.36	0.69	0.00*	0.00*	6.25	3	33
Class R
09-30-19+	7.87	0.19•	0.12	0.31	0.20	—	—	0.20	—	7.98	3.98	1.36	1.35	1.35	4.89	1,358	23
03-31-19	7.90	0.41	(0.05)	0.36	0.39	—	—	0.39	—	7.87	4.76	1.35	1.35	1.35	5.25	1,185	33
03-31-18	8.11	0.41	(0.21)	0.20	0.41	—	—	0.41	—	7.90	2.39	1.32	1.32	1.32	5.00	791	40
03-31-17	7.62	0.40	0.49	0.89	0.40	—	—	0.40	—	8.11	11.85	1.31	1.31	1.31	4.99	267	41
03-31-16	8.15	0.39	(0.53)	(0.14)	0.39	—	—	0.39	—	7.62	(1.71)	1.32	1.32	1.32	5.00	323	22
03-31-15	8.49	0.42	(0.34)	0.08	0.42	—	—	0.42	—	8.15	0.91	1.34	1.34	1.34	4.93	181	37
Class R6
09-30-19+	7.87	0.22•	0.12	0.34	0.23	—	—	0.23	—	7.98	4.32	0.70	0.70	0.70	5.62	68,236	23
03-31-19	7.89	0.45•	(0.03)	0.42	0.44	—	—	0.44	—	7.87	5.52	0.69	0.69	0.69	5.72	10,002	33
03-31-18	8.10	0.46	(0.22)	0.24	0.45	—	—	0.45	—	7.89	2.97	0.66	0.66	0.66	5.67	117,343	40
08-03-16(4) - 03-31-17	7.89	0.30•	0.20	0.50	0.29	—	—	0.29	—	8.10	6.39	0.66	0.66	0.66	5.74	120,605	41
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class W
09-30-19+	7.87	0.21•	0.13	0.34	0.22	—	—	0.22	—	7.99	4.37	0.86	0.85	0.85	5.38	101,785	23
03-31-19	7.90	0.45	(0.05)	0.40	0.43	—	—	0.43	—	7.87	5.29	0.85	0.85	0.85	5.74	98,192	33
03-31-18	8.12	0.45	(0.22)	0.23	0.45	—	—	0.45	—	7.90	2.78	0.82	0.82	0.82	5.51	98,970	40
03-31-17	7.63	0.44	0.49	0.93	0.44	—	—	0.44	—	8.12	12.40	0.81	0.81	0.81	5.49	90,878	41
03-31-16	8.15	0.43	(0.52)	(0.09)	0.43	—	—	0.43	—	7.63	(1.08)	0.82	0.82	0.82	5.51	82,981	22
03-31-15	8.50	0.45	(0.35)	0.10	0.45	—	—	0.45	—	8.15	1.26	0.84	0.85	0.85	5.37	48,426	37
Voya Intermediate Bond Fund
Class A
09-30-19+	10.02	0.15•	0.27	0.42	—	—	—	—	—	10.44	5.85	0.69	0.69	0.69	2.92	461,797	149††
03-31-19	9.90	0.30	0.11	0.41	0.29	—	—	0.29	—	10.02	4.28	0.70	0.70	0.70	3.06	431,210	329††
03-31-18	10.01	0.27	(0.09)	0.18	0.29	—	—	0.29	—	9.90	1.75	0.67	0.67	0.67	2.63	444,865	482††
03-31-17	10.09	0.27	(0.05)	0.22	0.30	—	—	0.30	—	10.01	2.19	0.65	0.65	0.65	2.65	436,938	403††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.57	490,902	465††
03-31-15	9.91	0.24	0.36	0.60	0.28	—	—	0.28	—	10.23	6.09	0.66	0.66	0.66	2.41	995,117	587††
Class C
09-30-19+	10.01	0.11•	0.31	0.42	—	—	—	—	—	10.43	5.46	1.44	1.44	1.44	2.17	29,507	149††
03-31-19	9.89	0.23	0.11	0.34	0.22	—	—	0.22	—	10.01	3.51	1.45	1.45	1.45	2.31	28,657	329††
03-31-18	10.00	0.19	(0.09)	0.10	0.21	—	—	0.21	—	9.89	0.99	1.42	1.42	1.42	1.89	30,922	482††
03-31-17	10.07	0.19	(0.04)	0.15	0.22	—	—	0.22	—	10.00	1.53	1.40	1.40	1.40	1.91	28,270	403††
03-31-16	10.21	0.18	(0.14)	0.04	0.18	—	—	0.18	—	10.07	0.37	1.40	1.40	1.40	1.85	31,945	465††
03-31-15	9.90	0.17	0.34	0.51	0.20	—	—	0.20	—	10.21	5.21	1.41	1.41	1.41	1.68	32,593	587††
Class I
09-30-19+	10.02	0.17•	0.25	0.42	—	—	—	—	—	10.44	6.02	0.36	0.36	0.36	3.24	4,670,380	149††
03-31-19	9.90	0.33	0.12	0.45	0.33	—	—	0.33	—	10.02	4.63	0.36	0.36	0.36	3.41	4,142,382	329††
03-31-18	10.01	0.30	(0.09)	0.21	0.32	—	—	0.32	—	9.90	2.09	0.35	0.35	0.35	2.96	2,510,746	482††
03-31-17	10.08	0.30	(0.04)	0.26	0.33	—	—	0.33	—	10.01	2.63	0.33	0.33	0.33	3.00	1,578,844	403††
03-31-16	10.23	0.29	(0.16)	0.13	0.28	—	—	0.28	—	10.08	1.36	0.32	0.32	0.32	2.93	1,137,655	465††
03-31-15	9.91	0.28	0.35	0.63	0.31	—	—	0.31	—	10.23	6.46	0.32	0.32	0.32	2.76	613,643	587††
Class O
09-30-19+	10.02	0.15•	0.27	0.42	—	—	—	—	—	10.44	5.85	0.69	0.69	0.69	2.92	2,816	149††
03-31-19	9.90	0.30•	0.11	0.41	0.29	—	—	0.29	—	10.02	4.28	0.70	0.70	0.70	3.01	2,709	329††
03-31-18	10.01	0.27	(0.09)	0.18	0.29	—	—	0.29	—	9.90	1.75	0.67	0.67	0.67	2.63	30,752	482††
03-31-17	10.09	0.27	(0.05)	0.22	0.30	—	—	0.30	—	10.01	2.19	0.65	0.65	0.65	2.66	32,404	403††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.59	33,928	465††
03-31-15	9.92	0.25	0.34	0.59	0.28	—	—	0.28	—	10.23	6.01	0.66	0.66	0.66	2.43	36,329	587††
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund (continued)
Class P3
09-30-19+	10.02	0.18•	0.24	0.42	—	—	—	—	—	10.44	6.20	0.30	0.00*	0.00*	3.60	18,815	149††
06-01-18(4) - 03-31-19	9.80	0.31•	0.21	0.52	0.30	—	—	0.30	—	10.02	5.40	0.31	0.00*	0.00*	3.80	16,286	329††
Class R
09-30-19+	10.03	0.14•	0.29	0.43	—	—	—	—	—	10.46	5.82	0.94	0.94	0.94	2.67	183,483	149††
03-31-19	9.92	0.28	0.10	0.38	0.27	—	—	0.27	—	10.03	3.92	0.95	0.95	0.95	2.81	170,236	329††
03-31-18	10.02	0.24	(0.08)	0.16	0.26	—	—	0.26	—	9.92	1.60	0.92	0.92	0.92	2.38	186,904	482††
03-31-17	10.10	0.24	(0.04)	0.20	0.28	—	—	0.28	—	10.02	1.93	0.90	0.90	0.90	2.42	166,268	403††
03-31-16	10.24	0.23	(0.14)	0.09	0.23	—	—	0.23	—	10.10	0.88	0.90	0.90	0.90	2.36	145,437	465††
03-31-15	9.93	0.22	0.34	0.56	0.25	—	—	0.25	—	10.24	5.71	0.91	0.91	0.91	2.08	121,657	587††
Class R6
09-30-19+	10.02	0.17•	0.25	0.42	—	—	—	—	—	10.44	6.04	0.30	0.30	0.30	3.30	1,921,473	149††
03-31-19	9.90	0.34	0.11	0.45	0.33	—	—	0.33	—	10.02	4.65	0.31	0.31	0.31	3.46	1,851,627	329††
03-31-18	10.00	0.31	(0.09)	0.22	0.32	—	—	0.32	—	9.90	2.20	0.31	0.31	0.31	3.00	1,514,795	482††
03-31-17	10.08	0.30	(0.04)	0.26	0.34	—	—	0.34	—	10.00	2.54	0.31	0.31	0.31	3.01	832,462	403††
03-31-16	10.22	0.29	(0.15)	0.14	0.28	—	—	0.28	—	10.08	1.47	0.31	0.31	0.31	2.97	605,884	465††
03-31-15	9.91	0.28	0.34	0.62	0.31	—	—	0.31	—	10.22	6.38	0.31	0.31	0.31	2.77	371,049	587††
Class W
09-30-19+	10.01	0.16•	0.27	0.43	—	—	—	—	—	10.44	6.09	0.44	0.44	0.44	3.17	198,583	149††
03-31-19	9.89	0.32•	0.12	0.44	0.32	—	—	0.32	—	10.01	4.55	0.45	0.45	0.45	3.25	174,570	329††
03-31-18	10.00	0.29	(0.09)	0.20	0.31	—	—	0.31	—	9.89	2.00	0.42	0.42	0.42	2.89	760,186	482††
03-31-17	10.07	0.29	(0.03)	0.26	0.33	—	—	0.33	—	10.00	2.54	0.40	0.40	0.40	2.92	654,374	403††
03-31-16	10.22	0.28	(0.15)	0.13	0.28	—	—	0.28	—	10.07	1.28	0.40	0.40	0.40	2.87	588,181	465††
03-31-15	9.90	0.27	0.35	0.62	0.30	—	—	0.30	—	10.22	6.36	0.41	0.41	0.41	2.67	462,779	587††
Voya Short Term Bond Fund
Class A
09-30-19+	9.77	0.10*	0.10	0.20	0.10	—	—	0.10	—	9.87	2.03	0.78	0.70	0.70	2.12	1,537	96
03-31-19	9.72	0.21•	0.06	0.27	0.22	—	—	0.22	—	9.77	2.85	0.93	0.77	0.77	2.14	14,247	137
03-31-18	9.84	0.16	(0.12)	0.04	0.16	—	—	0.16	—	9.72	0.35	0.88	0.77	0.77	1.55	2,618	165
03-31-17	9.88	0.12•	(0.01)	0.11	0.15	—	—	0.15	—	9.84	1.16	0.85	0.76	0.76	1.18	4,894	227
03-31-16	9.97	0.13•	(0.06)	0.07	0.16	—	—	0.16	—	9.88	0.67	0.96	0.80	0.80	1.28	9,658	109
03-31-15	10.01	0.13	(0.01)	0.12	0.16	—	—	0.16	—	9.97	1.20	0.89	0.80	0.80	1.31	303	95
Class C
09-30-19+	9.76	0.07•	0.10	0.17	0.06	—	—	0.06	—	9.87	1.76	1.53	1.45	1.45	1.35	585	96
03-31-19	9.72	0.12	0.07	0.19	0.15	—	—	0.15	—	9.76	1.97	1.68	1.52	1.52	1.38	1,038	137
03-31-18	9.84	0.08	(0.12)	(0.04)	0.08	—	—	0.08	—	9.72	(0.40)	1.63	1.52	1.52	0.81	728	165
03-31-17	9.88	0.04	0.00*	0.04	0.08	—	—	0.08	—	9.84	0.40	1.60	1.51	1.51	0.45	1,079	227
03-31-16	9.98	0.06	(0.08)	(0.02)	0.08	—	—	0.08	—	9.88	(0.19)	1.71	1.55	1.55	0.51	898	109
03-31-15	10.02	0.05	(0.01)	0.04	0.08	—	—	0.08	—	9.98	0.44	1.64	1.55	1.55	0.56	344	95
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund (continued)
Class I
09-30-19+	9.76	0.12•	0.10	0.22	0.11	—	—	0.11	—	9.87	2.29	0.63	0.44	0.44	2.37	11,696	96
03-31-19	9.71	0.23	0.07	0.30	0.25	—	—	0.25	—	9.76	3.15	0.78	0.50	0.50	2.37	9,283	137
03-31-18	9.84	0.18	(0.13)	0.05	0.18	—	—	0.18	—	9.71	0.55	0.71	0.51	0.51	1.84	9,578	165
03-31-17	9.88	0.15	(0.01)	0.14	0.18	—	—	0.18	—	9.84	1.46	0.67	0.50	0.50	1.46	12,921	227
03-31-16	9.98	0.16	(0.08)	0.08	0.18	—	—	0.18	—	9.88	0.85	0.63	0.50	0.50	1.53	9,954	109
03-31-15	10.02	0.17	(0.02)	0.15	0.19	—	—	0.19	—	9.98	1.50	0.59	0.50	0.50	1.63	7,416	95
Class P3
09-30-19+	9.76	0.14•	0.11	0.25	0.14	—	—	0.14	—	9.87	2.55	0.48	0.00*	0.00*	2.82	5,591	96
06-01-18(4) - 03-31-19	9.71	0.23•	0.08	0.31	0.26	—	—	0.26	—	9.76	3.22	0.63	0.00*	0.00*	2.90	3,341	137
Class R
09-30-19+	9.77	0.09•	0.12	0.21	0.09	—	—	0.09	—	9.89	2.11	1.03	0.95	0.95	1.87	3	96
03-31-19	9.72	0.18	0.07	0.25	0.20	—	—	0.20	—	9.77	2.60	1.18	1.02	1.02	1.85	3	137
03-31-18	9.84	0.13	(0.12)	0.01	0.13	—	—	0.13	—	9.72	0.10	1.13	1.02	1.02	1.33	3	165
03-31-17	9.88	0.09	0.00*	0.09	0.13	—	—	0.13	—	9.84	0.89	1.10	1.01	1.01	0.93	3	227
03-31-16	9.97	0.10	(0.06)	0.04	0.13	—	—	0.13	—	9.88	0.40	1.21	1.05	1.05	0.97	3	109
07-31-14(4) - 03-31-15	9.99	0.07•	0.00*	0.07	0.09	—	—	0.09	—	9.97	0.72	1.14	1.05	1.05	1.00	3	95
Class R6
09-30-19+	9.76	0.12•	0.10	0.22	0.11	—	—	0.11	—	9.87	2.30	0.48	0.40	0.40	2.41	180,999	96
03-31-19	9.72	0.23	0.06	0.29	0.25	—	—	0.25	—	9.76	3.08	0.63	0.47	0.47	2.40	86,628	137
03-31-18	9.84	0.18	(0.11)	0.07	0.19	—	—	0.19	—	9.72	0.68	0.59	0.48	0.48	1.85	93,094	165
03-31-17	9.89	0.14	0.00*	0.14	0.19	—	—	0.19	—	9.84	1.39	0.56	0.47	0.47	1.47	73,871	227
03-31-16	9.98	0.15	(0.05)	0.10	0.19	—	—	0.19	—	9.89	0.98	0.55	0.47	0.47	1.55	110,520	109
03-31-15	10.02	0.16	(0.01)	0.15	0.19	—	—	0.19	—	9.98	1.53	0.54	0.47	0.47	1.63	133,098	95
Class W
09-30-19+	9.79	0.12•	0.11	0.23	0.11	—	—	0.11	—	9.91	2.37	0.53	0.45	0.45	2.35	504	96
03-31-19	9.72	0.22	0.10	0.32	0.25	—	—	0.25	—	9.79	3.31	0.68	0.52	0.52	2.38	523	137
03-31-18	9.85	0.18•	(0.13)	0.05	0.18	—	—	0.18	—	9.72	0.50	0.63	0.52	0.52	1.83	79	165
03-31-17	9.89	0.14•	0.00*	0.14	0.18	—	—	0.18	—	9.85	1.41	0.60	0.51	0.51	1.42	393	227
03-31-16	9.98	0.17	(0.08)	0.09	0.18	—	—	0.18	—	9.89	0.91	0.71	0.55	0.55	1.61	531	109
03-31-15	10.02	0.15•	(0.01)	0.14	0.18	—	—	0.18	—	9.98	1.41	0.64	0.55	0.55	1.46	3	95
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Income Opportunities Fund
Class A
09-30-19+	10.15	0.19•	(0.05)	0.14	—	—	—	—	—	10.29	3.61	0.85	0.85	0.85	3.62	165,739	101
03-31-19	10.16	0.37	0.03	0.40	0.41	—	—	0.41	—	10.15	3.99	0.94	0.94	0.94	3.63	128,224	155
03-31-18	10.12	0.37	0.03	0.40	0.36	—	—	0.36	—	10.16	4.01	1.13	1.05	1.05	3.52	30,921	103
03-31-17	9.94	0.42•	0.24	0.66	0.48	—	—	0.48	—	10.12	6.82	1.22	1.06	1.06	4.17	11,255	68
03-31-16	9.97	0.30•	(0.27)	0.03	0.06	—	—	0.06	—	9.94	0.25	1.25	1.01	1.01	2.99	1,492	83
03-31-15	9.93	0.34•	0.05	0.39	0.35	—	—	0.35	—	9.97	3.97	2.75	1.03	1.03	3.40	438	158
Class C
09-30-19+	10.00	0.15•	(0.01)	0.14	—	—	—	—	—	10.14	3.25	1.60	1.60	1.60	2.87	41,528	101
03-31-19	10.00	0.29	0.04	0.33	0.33	—	—	0.33	—	10.00	3.32	1.69	1.69	1.69	2.87	25,999	155
03-31-18	9.96	0.29	0.03	0.32	0.28	—	—	0.28	—	10.00	3.24	1.88	1.80	1.80	2.79	8,150	103
03-31-17	9.78	0.33•	0.25	0.58	0.40	—	—	0.40	—	9.96	6.05	1.97	1.81	1.81	3.38	1,893	68
03-31-16	9.85	0.22•	(0.28)	(0.06)	0.01	—	—	0.01	—	9.78	(0.57)	2.00	1.76	1.76	2.25	421	83
03-31-15	9.86	0.26•	0.05	0.31	0.32	—	—	0.32	—	9.85	3.22	3.50	1.78	1.78	2.61	170	158
Class I
09-30-19+	10.20	0.20•	(0.06)	0.14	—	—	—	—	—	10.34	3.79	0.60	0.60	0.60	3.87	1,914,911	101
03-31-19	10.21	0.42	0.02	0.44	0.45	—	—	0.45	—	10.20	4.42	0.61	0.61	0.61	3.99	1,151,236	155
03-31-18	10.18	0.40•	0.04	0.44	0.41	—	—	0.41	—	10.21	4.37	0.78	0.70	0.70	3.87	194,924	103
03-31-17	9.99	0.45•	0.27	0.72	0.53	—	—	0.53	—	10.18	7.38	0.85	0.69	0.69	4.51	27,339	68
03-31-16	9.98	0.38•	(0.29)	0.09	0.08	—	—	0.08	—	9.99	0.91	0.87	0.63	0.63	3.77	6,046	83
03-31-15	9.94	0.38	0.04	0.42	0.38	—	—	0.38	—	9.98	4.29	2.36	0.64	0.64	3.78	5,453	158
Class P
09-30-19+	10.18	0.23•	0.16	0.39	0.27	—	—	0.27	—	10.30	3.88	0.55	0.05	0.05	4.41	11,094	101
02-01-19(4) - 03-31-19	10.13	0.05•	0.08	0.13	0.08	—	—	0.08	—	10.18	1.33	0.58	0.08	0.08	3.22	3	155
Class P3
08-01-19(4) - 09-30-19+	10.33	0.07•	(0.01)	0.06	0.08	—	—	0.08	—	10.31	0.55	0.55	0.00*	0.00*	4.35	5,451	101
Class R
09-30-19+	10.07	0.17•	(0.03)	0.14	—	—	—	—	—	10.21	3.50	1.10	1.10	1.10	3.37	15,968	101
03-31-19	10.08	0.34	0.03	0.37	0.38	—	—	0.38	—	10.07	3.73	1.19	1.19	1.19	3.37	12,425	155
03-31-18	10.04	0.33	0.04	0.37	0.33	—	—	0.33	—	10.08	3.76	1.38	1.30	1.30	3.26	5,168	103
03-31-17	9.86	0.37	0.26	0.63	0.45	—	—	0.45	—	10.04	6.57	1.47	1.31	1.31	3.82	3,955	68
03-31-16	9.90	0.30•	(0.28)	0.02	0.06	—	—	0.06	—	9.86	0.17	1.50	1.26	1.26	3.05	3,397	83
03-31-15	9.91	0.31•	0.05	0.36	0.37	—	—	0.37	—	9.90	3.70	3.00	1.28	1.28	3.12	330	158
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Income Opportunities Fund (continued)
Class R6
09-30-19+	10.17	0.20•	(0.06)	0.14	—	—	—	—	—	10.31	3.82	0.55	0.55	0.55	3.91	257,207	101
03-31-19	10.19	0.39	0.04	0.43	0.45	—	—	0.45	—	10.17	4.36	0.58	0.58	0.58	3.82	47,004	155
03-31-18	10.16	0.40	0.04	0.44	0.41	—	—	0.41	—	10.19	4.41	0.74	0.66	0.66	3.88	112,151	103
03-31-17	9.99	0.45	0.25	0.70	0.53	—	—	0.53	—	10.16	7.21	0.83	0.67	0.67	4.46	111,530	68
10-23-15(4) - 03-31-16	10.05	0.16•	(0.14)	0.02	0.08	—	—	0.08	—	9.99	0.21	0.87	0.63	0.63	3.70	109,630	83
Class W
09-30-19+	10.13	0.20•	(0.06)	0.14	—	—	—	—	—	10.27	3.75	0.60	0.60	0.60	3.87	66,168	101
03-31-19	10.13	0.39	0.04	0.43	0.43	—	—	0.43	—	10.13	4.35	0.69	0.69	0.69	3.75	48,251	155
03-31-18	10.09	0.39	0.04	0.43	0.39	—	—	0.39	—	10.13	4.27	0.88	0.80	0.80	3.77	26,567	103
03-31-17	9.90	0.44•	0.26	0.70	0.51	—	—	0.51	—	10.09	7.19	0.97	0.81	0.81	4.38	4,161	68
03-31-16	9.96	0.33•	(0.31)	0.02	0.08	—	—	0.08	—	9.90	0.17	1.00	0.76	0.76	3.33	54	83
03-31-15	9.89	0.36	0.05	0.41	0.34	—	—	0.34	—	9.96	4.24	2.50	0.78	0.78	3.60	3	158

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

††
The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 20% for the period ended September 30, 2019 and 35%, 32%, 50%, 33% and 31% for the fiscal years ended March 31, 2019, 2018, 2017, 2016, 2015, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least four or more of the following classes of shares: Class A, Class C, Class I, Class O, Class P, Class P3, Class R, Class R6 and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of Intermediate Bond were converted to Class A shares of the Fund. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of September 30, 2019, the maximum amount of loss that Intermediate Bond, Short Term Bond and Strategic Income Opportunities would incur if the counterparties to their derivative transactions failed to perform would be $3,420,707, $15,250 and $7,206,379, respectively, which represents the gross payments to be received by the Funds on OTC purchased options, open forward foreign currency contracts and forward premium swaptions were they to be unwound as of September 30, 2019. To reduce the amount of potential loss to Intermediate Bond and Strategic Income Opportunities, the Funds received $1,340,000 and $730,000, respectively in cash collateral from certain counterparties at September 30, 2019. Short Term Bond did not receive any cash collateral at September 30, 2019.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
As of September 30, 2019, Intermediate Bond and Strategic Income Opportunities had a liability position of $1,860,676, and $6,748,233, respectively, on open forward foreign currency contracts and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of September 30, 2019, the Funds could have been required to pay this amount in cash to their counterparties. At September 30, 2019, Intermediate Bond and Strategic Income Opportunities had pledged $540,000 and $980,000, respectively, in cash collateral to certain counterparties for open OTC derivatives. Short Term Bond did not pledge any cash collateral at September 30, 2019.
E. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the period ended September 30, 2019, Intermediate Bond and Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Funds used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements.
During the period ended September 30, 2019, Intermediate Bond and Strategic Income Opportunities had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at September 30, 2019.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

	Buy	Sell
Intermediate Bond	$23,573,434	$75,920,542
Strategic Income Opportunities	351,968,807	373,249,490
Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended September 30, 2019, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended September 30, 2019, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at September 30, 2019.
	Purchased	Sold
GNMA Income	$2,856,000	$258,657,711
Intermediate Bond	612,084,218	610,286,324
Short Term Bond	50,645,419	11,897,372
Strategic Income Opportunities	92,900,594	270,848,166
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.
J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At September 30, 2019, GMNA Income, Intermediate Bond, and Strategic Income Opportunities had pledged $164,000, $2,166,000 and $995,000 in cash collateral with certain counter parties for open delayed-delivery or when-issued transactions.
At September 30, 2019, Intermediate Bond and Strategic Income Opportunities had received $48,000 and $962,000, respectively, in cash collateral from certain counterparties for open delayed-delivery or when-issued transactions.
M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

N. Options Contracts. The Funds may write call and put options on futures, swap options (“swaptions”), securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the period ended September 30, 2019, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had purchased forward premium swaptions to manage duration and yield curve exposures with an average notional value of  $680,290,667, $8,045,000 and
$328,868,833, respectively. Please refer to the tables within the Portfolios of Investments for open purchased forward premium swaptions at September 30, 2019.
During the period ended September 30, 2019, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had purchased interest rate swaptions to manage duration and yield curve exposures with an average notional value of  $3,016,465,500, $36,592,000 and $1,109,449,903, respectively. Please refer to the tables within the Portfolio of Investments for Strategic Income Opportunities for open purchased interest rate swaptions at September 30, 2019. There were no open purchased interest rate swaptions for Intermediate Bond and Short Term Bond at September 30, 2019.
During the period ended September 30, 2019, Intermediate Bond and Strategic Income Opportunities had written interest rate swaptions to generate income with an average notional value of  $1,005,800,000 and $231,380,857, respectively. Please refer to the tables within the Portfolios of Investments for Strategic Income Opportunities for open written interest rate swaptions at September 30, 2019. There were no open written interest rate swaptions for Intermediate Bond at September 30, 2019.
During the period ended September 30, 2019, Strategic Income Opportunities had average notional values of $59,625,000 and $35,775,000 on purchased and written options on foreign currencies, respectively, to manage its foreign exchange exposure and to generate income.
Please refer to the tables within the Portfolio of Investments for open written options on foreign currencies at September 30, 2019.
O. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2019, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the period ended September 30, 2019, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Funds entered into CDX swap contracts to gain additional exposure within various credit sectors and to hedge the credit risk associated within various sectors with the credit markets. In addition, for the period ended September 30, 2019, Intermediate Bond and Strategic Income Opportunities had bought and sold credit protection on single name issuers (Corporate or Sovereign) to gain additional exposure to the credit market. Please refer to the tables within the Portfolios of Investments for open credit default swaps to buy and sell protection at September 30, 2019.
During the period ended September 30, 2019, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had an average notional value on credit default swaps to buy and sell protection as disclosed below:
	Purchased	Sold
Intermediate Bond	$262,711,587	$101,680,000
Short Tem Bond	5,542,149	6,170,000
Strategic Income Opportunities	152,462,751	156,930,000
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the period ended September 30, 2019, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $749,018,500 and $257,773,229, respectively.
For the period ended September 30, 2019, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $242,944,333, $5,169,000 and $90,410,522, respectively.
Please refer to the table within the Portfolios of Investments for Intermediate Bond and Strategic Income Opportunities for open centrally cleared interest rate swaps at September 30, 2019. There were no open interest rate swap for Short Term Bond as of September 30, 2019.
At September 30, 2019, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had pledged $33,378,579, $450,000 and $14,406,846, respectively, as cash collateral for open centrally cleared swaps.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended September 30, 2019, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
GNMA Income	$7,047,693	$728,566
High Yield Bond	110,074,720	91,724,325
Intermediate Bond	1,497,922,315	1,222,251,446
Short Term Bond	81,925,808	19,310,687
Strategic Income Opportunities	1,023,997,728	240,403,062
U.S. government securities not included above were as follows:
	Purchases	Sales
GNMA Income	$3,107,329,946	$2,956,797,596
Intermediate Bond	10,107,307,476	9,683,948,987
Short Term Bond	149,206,556	140,870,931
Strategic Income Opportunities	1,953,832,639	1,695,383,313

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of High Yield Bond and Strategic Income Opportunities. These waivers are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.
Fund	Fee
GNMA Income	0.57% on first $1 billion, 0.50% on next $500 million and 0.45% on assets thereafter
High Yield Bond	0.61% on first $500 million, 0.55% on next $4.5 billion and 0.50% on assets thereafter
Intermediate Bond	0.27% on all assets
Short Term Bond(1)	0.25% on all assets
Strategic Income Opportunities	0.50% on all assets

(1)
Prior to July 31, 2019, the management fee was 0.45% on all assets.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except Class I, Class P, Class P3, Class R6 and Class W) has a distribution and/or distribution and service plan and Class O shares have a shareholder service plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by certain of the Funds for expenses incurred in the distribution and/or shareholder servicing of each Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have a shareholder service plan for Class A and Class C shares (together with Plans referenced above). Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	N/A	0.50%
Intermediate Bond	0.25%	1.00%	0.25%	0.50%
Short Term Bond	0.25%	1.00%	N/A	0.50%
Strategic Income Opportunities	0.25%	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended September 30, 2019, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
GNMA Income	$1,986	$—
High Yield Bond	3,122	—
Intermediate Bond	7,939	—
Strategic Income Opportunities	23,627	—
Contingent Deferred Sales Charges:
GNMA Income	$—	$490
High Yield Bond	—	608
Intermediate Bond	16	94
Short Term Bond	—	36
Strategic Income Opportunities	—	3,708
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At September 30, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	High Yield Bond	5.20%
Voya Index Solution Income Portfolio	Short Term Bond	16.30
Voya Institutional Trust Company	GNMA Income	20.75
Voya Intermediate Bond Portfolio	High Yield Bond	15.99

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Retirement Insurance and Annuity Company	Intermediate Bond	12.25
Voya Solution 2025 Portfolio	Short Term Bond	12.89
Voya Solution 2035 Portfolio	Short Term Bond	8.06
Voya Solution 2045 Portfolio	Short Term Bond	5.31
Voya Solution Income Portfolio	Short Term Bond	23.45
Voya Solution Moderately Aggressive Portfolio	Short Term Bond	5.77
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:
Fund	Class A	Class C	Class I	Class O	Class P	Class P3	Class R	Class R6	Class W
GNMA Income	0.95%	1.70%	0.65%	N/A	N/A	N/A	N/A	N/A	0.70%
High Yield Bond	1.10%	1.85%	0.85%	N/A	0.15%	0.00%	1.35%	0.83%	0.85%
Intermediate Bond	0.75%	1.50%	0.50%	0.75%	N/A	0.00%	1.00%	0.50%	0.50%
Fund	Class A	Class C	Class I	Class O	Class P	Class P3	Class R	Class R6	Class W
Short Term Bond(1)	0.65%	1.40%	0.35%	N/A	N/A	0.00%	0.90%	0.30%	0.40%
Strategic Income Opportunities	1.15%	1.90%	0.72%	N/A	0.15%	0.00%	1.40%	0.60%	0.90%

(1)
Prior to July 31, 2019, the expense limits for Short Term Bond were 0.80%, 1.55%, 0.50%, 1.05%, 0.47%, and 0.55% for Class A, Class C, Class I, Class R, Class R6 and Class W, respectively.

With the exception of Strategic Income Opportunities and the non-recoupable Class P management fee waiver for High Yield Bond, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of September 30, 2019 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	September 30,
	2020	2021	2022	Total
GNMA Income	$—	$45,839	$116,982	$162,821
High Yield Bond	—	771	24,248	25,019
Intermediate Bond	—	8,916	45,047	53,963
Short Term Bond	109,330	145,983	169,820	425,133
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of September 30, 2019, are as follows:
	September 30,
	2020	2021	2022	Total
GNMA Income
Class I	$39,017	$241,391	$176,119	$456,527
Short Term Bond
Class I	8,530	10,598	11,480	30,608
The Expense Limitation Agreement is contractual through August 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 17, 2019, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 8 — LINE OF CREDIT (continued)

of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the period ended September 30, 2019:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Intermediate Bond	1	$1,437,000	3.40%
Short Term Bond	1	1,999,000	3.13
Strategic Income Opportunities	1	604,000	3.13

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
GNMA Income
Class A
9/30/2019	6,894,929	—	574,806	(4,602,250)	—	2,867,485	58,058,398	—	4,853,601	(38,704,116)	—	24,207,883
3/31/2019	7,735,666	—	1,096,143	(14,337,451)	—	(5,505,642)	63,545,335	—	9,010,912	(117,661,246)	—	(45,104,999)
Class C
9/30/2019	318,886	—	58,400	(1,120,592)	—	(743,306)	2,676,684	—	490,431	(9,400,543)	—	(6,233,428)
3/31/2019	824,466	—	120,688	(2,720,384)	—	(1,775,230)	6,764,856	—	986,923	(22,216,846)	—	(14,465,067)
Class I
9/30/2019	19,901,699	—	600,432	(6,997,117)	—	13,505,014	168,766,604	—	5,080,750	(59,062,016)	—	114,785,338
3/31/2019	22,696,308	—	909,825	(19,705,146)	—	3,900,987	186,475,611	—	7,493,420	(161,780,210)	—	32,188,821
Class W
9/30/2019	1,829,484	—	163,126	(1,175,561)	—	817,049	15,430,028	—	1,381,673	(9,931,736)	—	6,879,965
3/31/2019	5,217,008	—	357,374	(13,606,518)	—	(8,032,136)	42,912,238	—	2,943,898	(111,349,680)	—	(65,493,544)
High Yield Bond
Class A
9/30/2019	1,211,247	—	160,795	(2,376,976)	—	(1,004,934)	9,623,091	—	1,276,792	(18,725,953)	—	(7,826,070)
3/31/2019	2,263,969	—	306,868	(1,603,020)	—	967,817	17,482,991	—	2,389,976	(12,480,973)	—	7,391,994
Class C
9/30/2019	18,478	—	38,672	(183,417)	—	(126,267)	146,971	—	307,120	(1,458,331)	—	(1,004,240)
3/31/2019	1,006,541	—	60,586	(370,750)	—	696,377	7,879,685	—	469,777	(2,864,421)	—	5,485,041
Class I
9/30/2019	1,930,786	—	295,658	(1,956,536)	—	269,908	15,309,130	—	2,344,867	(15,498,380)	—	2,155,617
3/31/2019	5,168,890	—	934,446	(14,709,211)	—	(8,605,875)	40,387,598	—	7,268,448	(114,043,540)	—	(66,387,494)
Class P
9/30/2019	2,018,286	—	377,284	(6,244,421)	—	(3,848,851)	16,024,574	—	2,997,672	(49,586,216)	—	(30,563,970)
3/31/2019	3,130,598	—	1,041,632	(5,667,443)	—	(1,495,213)	24,209,497	—	8,111,823	(44,203,296)	—	(11,881,976)
Class P3
9/30/2019	—	—	13	—	—	13	—	—	102	—	—	102
6/1/2018(1) - 3/31/2019	148,707	—	626	(148,934)	—	399	1,168,681	—	4,906	(1,169,417)	—	4,170
Class R
9/30/2019	27,880	—	4,038	(12,413)	—	19,505	220,337	—	32,106	(98,508)	—	153,935
3/31/2019	49,306	—	7,220	(6,007)	—	50,519	388,518	—	56,247	(46,782)	—	397,983
Class R6
9/30/2019	7,900,981	—	216,869	(840,914)	—	7,276,936	62,739,518	—	1,724,658	(6,662,657)	—	57,801,519
3/31/2019	2,066,814	—	268,645	(15,930,702)	—	(13,595,243)	16,264,665	—	2,105,742	(125,115,579)	—	(106,745,172)

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
High Yield Bond (continued)
Class W
9/30/2019	1,362,882	—	346,075	(1,434,248)	—	274,709	10,823,648	—	2,753,415	(11,385,796)	—	2,191,267
3/31/2019	2,777,224	—	688,469	(3,514,401)	—	(48,708)	21,667,646	—	5,367,284	(27,386,160)	—	(351,230)
Intermediate Bond
Class A
9/30/2019	6,654,745	—	509,011	(5,976,927)	—	1,186,829	68,166,267	—	5,231,673	(61,010,186)	—	12,387,754
3/31/2019	13,578,312	—	978,213	(16,453,328)	—	(1,896,803)	132,667,248	—	9,590,616	(161,014,270)	—	(18,756,406)
Class C
9/30/2019	481,683	—	23,820	(539,904)	—	(34,401)	4,959,822	—	244,381	(5,548,027)	—	(343,824)
3/31/2019	968,636	—	50,845	(1,282,819)	—	(263,338)	9,479,971	—	497,473	(12,526,022)	—	(2,548,578)
Class I
9/30/2019	121,149,906	—	6,515,824	(93,862,535)	—	33,803,195	1,242,111,119	—	66,947,411	(956,225,848)	—	352,832,682
3/31/2019	244,423,316	—	10,253,180	(94,826,592)	—	159,849,904	2,389,561,300	—	100,461,880	(924,841,424)	—	1,565,181,756
Class O
9/30/2019	442	—	4,188	(5,326)	—	(696)	4,546	—	43,041	(54,108)	—	(6,521)
3/31/2019	83,469	—	8,035	(2,926,665)	—	(2,835,161)	819,111	—	78,777	(28,342,558)	—	(27,444,670)
Class P3
9/30/2019	1,301,532	—	34,171	(1,159,734)	—	175,969	13,237,732	—	351,321	(11,818,539)	—	1,770,514
6/1/2018(1) - 3/31/2019	2,276,168	—	32,378	(683,195)	—	1,625,351	22,324,061	—	317,800	(6,690,353)	—	15,951,508
Class R
9/30/2019	2,198,588	—	237,731	(1,856,294)	—	580,025	22,500,689	—	2,446,755	(19,026,537)	—	5,920,907
3/31/2019	2,461,071	—	469,450	(4,816,056)	—	(1,885,535)	24,152,217	—	4,607,177	(47,237,348)	—	(18,477,954)
Class R6
9/30/2019	24,495,689	—	3,050,387	(28,355,031)	—	(808,955)	249,879,336	—	31,340,748	(286,556,459)	—	(5,336,375)
3/31/2019	60,855,232	—	5,465,280	(34,587,228)	—	31,733,284	597,376,305	—	53,547,787	(337,832,058)	—	313,092,034
Class W
9/30/2019	3,128,128	—	292,095	(1,825,430)	—	1,594,793	31,980,678	—	3,001,356	(18,677,406)	—	16,304,628
3/31/2019	10,595,457	—	802,768	(70,834,512)	—	(59,436,287)	103,588,452	—	7,864,285	(688,454,699)	—	(577,001,962)
Short Term Bond
Class A
9/30/2019	76,541	—	9,937	(1,389,384)	—	(1,302,906)	751,480	—	97,640	(13,705,520)	—	(12,856,400)
3/31/2019	2,030,833	—	18,358	(859,952)	—	1,189,239	19,682,733	—	178,029	(8,335,252)	—	11,525,510
Class C
9/30/2019	11,365	—	487	(58,925)	—	(47,073)	111,701	—	4,789	(578,291)	—	(461,801)
3/31/2019	81,133	—	1,223	(50,953)	—	31,403	783,345	—	11,853	(495,052)	—	300,146
Class I
9/30/2019	395,160	—	11,988	(173,565)	—	233,583	3,883,373	—	117,899	(1,711,761)	—	2,289,511
3/31/2019	539,107	—	25,042	(598,797)	—	(34,648)	5,229,570	—	242,582	(5,807,807)	—	(335,655)
Class P3
9/30/2019	400,890	—	7,264	(184,108)	—	224,046	3,923,894	—	71,473	(1,804,160)	—	2,191,207
6/1/2018(1) - 3/31/2019	501,406	—	6,902	(166,032)	—	342,276	4,863,867	—	66,908	(1,611,735)	—	3,319,040
Class R
9/30/2019	—	—	3	—	—	3	—	—	27	—	—	27
3/31/2019	—	—	7	—	—	7	—	—	63	—	—	63
Class R6
9/30/2019	12,418,424	—	166,987	(3,129,634)	—	9,455,777	121,741,179	—	1,643,774	(30,645,614)	—	92,739,339
3/31/2019	2,961,631	—	238,612	(3,905,672)	—	(705,429)	28,712,200	—	2,311,673	(37,842,340)	—	(6,818,467)
Class W
9/30/2019	16,095	—	574	(19,170)	—	(2,501)	159,000	—	5,667	(188,896)	—	(24,229)
3/31/2019	100,566	—	903	(56,255)	—	45,214	975,297	—	8,778	(545,549)	—	438,526
Strategic Income Opportunities
Class A
9/30/2019	12,745,234	—	365,941	(9,639,505)	—	3,471,670	130,583,925	—	3,761,940	(98,974,240)	—	35,371,625
3/31/2019	15,498,082	—	306,369	(6,220,083)	—	9,584,368	156,920,387	—	3,097,438	(62,727,853)	—	97,289,972
Strategic Income Opportunities (continued)
Class C
9/30/2019	1,775,659	—	56,757	(336,531)	—	1,495,885	17,966,520	—	574,528	(3,404,417)	—	15,136,631
3/31/2019	2,179,226	—	53,923	(448,113)	—	1,785,036	21,701,940	—	536,759	(4,443,411)	—	17,795,288
Class I
9/30/2019	87,765,262	—	3,210,013	(18,598,776)	—	72,376,499	905,503,222	—	33,141,726	(191,474,745)	—	747,170,203

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
3/31/2019	108,847,527	—	2,517,849	(17,602,887)	—	93,762,489	1,105,256,775	—	25,563,862	(178,482,653)	—	952,337,984
Class P
9/30/2019	1,129,866	—	24,860	(77,443)	—	1,077,283	11,527,519	—	255,818	(795,420)	—	10,987,917
2/1/2019(1) - 3/31/2019	296	—	3	—	—	299	3,000	—	25	—	—	3,025
Class P3
8/1/2019(1) - 9/30/2019	558,550	—	3,876	(33,936)	—	528,490	5,769,066	—	39,966	(350,046)	—	5,458,986
Class R
9/30/2019	381,310	—	28,955	(80,009)	—	330,256	3,876,037	—	295,074	(815,372)	—	3,355,739
3/31/2019	804,836	—	32,679	(116,704)	—	720,811	8,071,920	—	327,613	(1,167,318)	—	7,232,215
Class R6
9/30/2019	25,283,270	—	453,640	(5,401,177)	—	20,335,733	259,289,996	—	4,672,164	(55,686,621)	—	208,275,539
3/31/2019	4,694,239	—	87,497	(11,169,402)	—	(6,387,666)	47,523,600	—	884,913	(113,497,012)	—	(65,088,499)
Class W
9/30/2019	2,156,128	—	116,271	(592,415)	—	1,679,984	22,105,493	—	1,191,764	(6,061,972)	—	17,235,285
3/31/2019	12,643,921	—	183,528	(10,685,218)	—	2,142,231	127,603,282	—	1,853,070	(107,886,187)	—	21,570,165

(1)
Commencement of operations.

NOTE 10 — UNFUNDED LOAN COMMITMENTS
Certain Funds may enter in credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At September 30, 2019, Strategic Income Opportunities had the following unfunded loan commitments:
Loan	Unfunded Loan Commitment
Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan	$16,889
Mister Car Wash Holdings, Inc. 2019 Delayed Draw Term Loan	57,619
$74,508
NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the
“Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 11 — SECURITIES LENDING (continued)

the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
High Yield Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$8,376,881	$(8,376,881)	$—
BNP Paribas	488,551	(488,551)	—
BNP Paribas Prime Brokerage Intl Ltd	1,647,595	(1,647,595)	—
Citadel Clearing LLC	2,147,561	(2,147,561)	—
Citigroup Global Markets Inc.	10,155,904	(10,155,904)	—
Cowen Execution Services LLC	221,247	(221,247)	—
Credit Suisse Securities (USA) LLC	971,000	(971,000)	—
Deutsche Bank Securities Inc.	5,130,353	(5,130,353)	—
Goldman Sachs & Co. LLC	10,303,303	(10,303,303)	—
J.P. Morgan Securities LLC	14,819,875	(14,819,875)	—
Morgan Stanley & Co. LLC	3,381,122	(3,381,122)	—
Scotia Capital (USA) Inc.	1,296,925	(1,296,925)	—
SunTrust Robinson Humphrey, Inc.	276,888	(276,888)	—
TD Securities (USA) Inc.	5,135,293	(5,135,293)	—
Wells Fargo Bank NA	1,057,506	(1,057,506)	—
Wells Fargo Securities LLC	6,233,851	(6,233,851)	—
	$71,643,855	$(71,643,855)	$—

(1)
Collateral with a fair value of  $73,558,430 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$5,808,902	$(5,808,902)	$—
Barclays Capital Inc.	1,537,413	(1,537,413)	—
BMO Capital Markets Corp	530,062	(530,062)	—
BNP Paribas	4,364,058	(4,364,058)	—
BNP Paribas Prime Brokerage Intl Ltd	8,936,996	(8,936,996)	—
BNP Paribas Securities Corp.	2,557,294	(2,557,294)	—
BofA Securities Inc.	14,245,397	(14,245,397)	—
Citadel Clearing LLC	10,915,508	(10,915,508)	—
Citigroup Global Markets Inc.	6,432,260	(6,432,260)	—
Cowen Execution Services LLC	2,299,389	(2,299,389)	—
Credit Suisse Securities (USA) LLC	1,529,173	(1,529,173)	—
Daiwa Capital Markets America Inc.	2,141,608	(2,141,608)	—
Deutsche Bank Securities Inc.	2,425,710	(2,425,710)	—
Goldman Sachs & Co. LLC	10,720,499	(10,720,499)	—
HSBC Securities (USA) Inc.	2,762,543	(2,762,543)	—
J.P. Morgan Securities LLC	27,691,743	(27,691,743)	—
Janney Montgomery Scott LLC	24,850	(24,850)	—
Morgan Stanley & Co. LLC	8,241,693	(8,241,693)	—
MUFG Securities Americas Inc.	3,100,001	(3,100,001)	—
Nomura Securities International, Inc.	1,400,481	(1,400,481)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
RBC Capital Markets, LLC	3,502,062	(3,502,062)	—
RBC Dominion Securities Inc.	660,118	(660,118)	—
Scotia Capital (USA) Inc.	5,669,030	(5,669,030)	—
Societe Generale	178,724,278	(178,724,278)	—
TD Prime Services LLC	2,268,882	(2,268,882)	—
TD Securities (USA) Inc.	1,443,277	(1,443,277)	—
Wells Fargo Securities LLC	26,504,902	(26,504,902)	—
	$336,438,129	$(336,438,129)	$—

(1)
Collateral with a fair value of  $344,274,345 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$201,520	$(201,520)	$—
National Financial Services LLC	237,926	(237,926)	—
Wells Fargo Clearing Services, LLC	120,177	(120,177)	—
Wells Fargo Securities LLC	295,392	(295,392)	—
	$855,015	$(855,015)	$—

(1)
Collateral with a fair value of  $876,418 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Strategic Income Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,276,063	$(1,276,063)	$—
BofA Securities Inc.	402,971	(402,971)	—
Citadel Clearing LLC	600,038	(600,038)	—
Citigroup Global Markets Inc.	746,454	(746,454)	—
Cowen Execution Services LLC	46,319	(46,319)	—
Credit Suisse Securities (USA) LLC	10,481	(10,481)	—
Deutsche Bank Securities Inc.	20,714	(20,714)	—
Goldman Sachs International	470,806	(470,806)	—
Goldman Sachs & Co. LLC	772,686	(772,686)	—
J.P. Morgan Securities LLC	733,955	(733,955)	—
Merrill Lynch International	525,223	(525,223)	—
Morgan Stanley & Co. International PLC	1,093,017	(1,093,017)	—
Morgan Stanley & Co. LLC	506,636	(506,636)	—
TD Securities (USA) Inc.	482,652	(482,652)	—
UBS AG	521,938	(521,938)	—
Wells Fargo Bank NA	51,537	(51,537)	—
Total	$8,261,490	$(8,261,490)	$—

(1)
Collateral with a fair value of  $8,483,670 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Six Months Ended September 30, 2019	Year Ended March 31, 2019
	Ordinary Income	Ordinary Income
GNMA Income	$13,423,796	$23,520,674
High Yield Bond	11,678,250	26,878,797
Intermediate Bond	121,034,307	195,005,912
Short Term Bond	1,967,688	2,843,503
Strategic Income Opportunities	45,451,939	35,376,185
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of September 30, 2019 were:
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
			Amount	Character	Expiration
GNMA Income	$1,949,536	$25,613,967	$(29,098,887)	Short-term	None
			(6,879,000)	Long-term	None
			$(35,977,887)
High Yield Bond	1,074,852	8,488,731	(1,541,271)	Short-term	None
			(17,693,731)	Long-term	None
			$(19,235,002)
Intermediate Bond	33,225,826	237,566,246	—	—	—
Short Term Bond	192,775	1,456,891	(660,943)	Short-term	None
			(2,053,499)	Long-term	None
			$(2,714,442)
Strategic Income Opportunities	(6,726,905)	56,006,255	(18,131,423)	Short-term	None
			(3,642,832)	Long-term	None
			$(21,774,255)
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of September 30, 2019, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS
The Funds have made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

discount continues to be amortized to maturity date. Upon evaluation, the Funds have concluded that the change in accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Funds have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Funds’ financial statements. The Funds plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Funds are currently evaluating the impact of these changes on the financial statements.
NOTE 14 — AUDITOR CHANGE
On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Funds. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.
KPMG’s reports on the Funds’ financial statements for the fiscal years ended March 31, 2019 and March 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended March 31, 2019 and March 31, 2018 and during the subsequent interim period through September 12, 2019: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, the Audit Committee of the Board recommended and the Board approved the selection of Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm for the fiscal year ending March 31, 2020. During the Funds’ fiscal years ended March 31, 2019 and March 31, 2018, and the subsequent interim period through September 12, 2019, neither the Funds, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
NOTE 15 — SUBSEQUENT EVENT
Dividends. Subsequent to September 30, 2019, the Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0205	November 1, 2019	Daily
Class C	$0.0150	November 1, 2019	Daily
Class I	$0.0227	November 1, 2019	Daily
Class W	$0.0224	November 1, 2019	Daily
High Yield Bond
Class A	$0.0361	November 1, 2019	Daily
Class C	$0.0310	November 1, 2019	Daily
Class I	$0.0384	November 1, 2019	Daily
Class P	$0.0430	November 1, 2019	Daily
Class P3	$0.0436	November 1, 2019	Daily
Class R	$0.0344	November 1, 2019	Daily
Class R6	$0.0389	November 1, 2019	Daily
Class W	$0.0379	November 1, 2019	Daily
Intermediate Bond
Class A	$0.0291	November 1, 2019	Daily
Class C	$0.0224	November 1, 2019	Daily
Class I	$0.0319	November 1, 2019	Daily
Class O	$0.0291	November 1, 2019	Daily
Class P3	$0.0350	November 1, 2019	Daily
Class R	$0.0269	November 1, 2019	Daily
Class R6	$0.0323	November 1, 2019	Daily
Class W	$0.0313	November 1, 2019	Daily
Short Term Bond
Class A	$0.0171	November 1, 2019	Daily
Class C	$0.0108	November 1, 2019	Daily
Class I	$0.0196	November 1, 2019	Daily
Class P2	$0.0066	November 1, 2019	Daily
Class P3	$0.0239	November 1, 2019	Daily
Class R	$0.0153	November 1, 2019	Daily
Class R6	$0.0199	November 1, 2019	Daily
Class W	$0.0193	November 1, 2019	Daily

NOTES TO FINANCIAL STATEMENTS as of September 30, 2019 (Unaudited) (continued)

NOTE 15 — SUBSEQUENT EVENT (continued)

	Per Share Amount	Payable Date	Record Date
Strategic Income Opportunities
Class A	$0.0327	November 1, 2019	Daily
Class C	$0.0258	November 1, 2019	Daily
Class I	$0.0359	November 1, 2019	Daily
Class P	$0.0408	November 1, 2019	Daily
Class P3	$0.0363	November 1, 2019	Daily
Class R	$0.0303	November 1, 2019	Daily
Class R6	$0.0363	November 1, 2019	Daily
Class W	$0.0348	November 1, 2019	Daily
Class conversion: On May 23, 2019, the Board approved the conversion for Intermediate Bond’s Class O shares to Class A shares. Beginning on or about the close of business on November 22, 2019, all outstanding Class O shares of Intermediate Bond will be converted to Class A shares.
On May 23, 2019, the Board approved the conversion for all Funds’ Class C shares to Class A shares of the same Fund. Beginning on or about January 2, 2020, all outstanding Class C shares of each respective Fund will automatically convert to Class A shares of the same Fund after they have been held for a ten-year holding period.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2019 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 50.1%
1,605,248		Fannie Mae 2004-28 PZ, 6.000%, 05/25/2034	$2,145,429	0.2
2,561,840		Fannie Mae 2004-88 ZC, 6.500%, 12/25/2034	3,169,022	0.3
8,236,017		Fannie Mae 2005-17 B, 6.500%, (US0001M + 6.500%), 03/25/2035	9,700,852	0.9
2,599,772		Fannie Mae 2005-43 PZ, 6.000%, 05/25/2035	2,974,381	0.3
1,194,797		Fannie Mae 2007-60 ZB, 4.750%, 05/25/2037	1,335,755	0.1
6,795,100	(1)	Fannie Mae 2010-150 PS, 4.582%, (-1.000*US0001M + 6.600%), 12/25/2039	487,888	0.0
7,126,359	(1)	Fannie Mae 2010-95 SB, 4.582%, (-1.000*US0001M + 6.600%), 09/25/2040	1,065,436	0.1
4,814,177		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	5,606,019	0.5
9,677,558	(1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/2042	1,126,521	0.1
30,833,933	(1)	Fannie Mae 2012-148 IM, 3.000%, 01/25/2028	2,360,223	0.2
284,028	(2)	Fannie Mae REMIC Trust 2002-W1 3A, 4.218%, 04/25/2042	288,583	0.0
1,245,901	(2)	Fannie Mae REMIC Trust 2002-W6 3A, 4.672%, 01/25/2042	1,268,995	0.1
1,484,794		Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/2033	1,710,054	0.2
3,185,800		Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/2033	3,476,809	0.3
136,128		Fannie Mae REMIC Trust 2004-61 SH, 15.918%, (-3.998*US0001M + 23.988%), 11/25/2032	204,117	0.0
4,191,085	(2)	Fannie Mae REMIC Trust 2004-W11 2A, 4.461%, 03/25/2043	4,217,773	0.4
3,233,541		Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/2034	3,621,741	0.3
955,971	(1)	Fannie Mae REMIC Trust 2005-17 ES, 4.732%, (-1.000*US0001M + 6.750%), 03/25/2035	116,547	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
837,001		Fannie Mae REMIC Trust 2005-59 NQ, 11.829%, (-2.500*US0001M + 16.875%), 05/25/2035	$1,061,737	0.1
846,942		Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/2035	937,389	0.1
233,864		Fannie Mae REMIC Trust 2006-115 ES, 18.487%, (-4.000*US0001M + 26.560%), 12/25/2036	352,568	0.0
1,698,652	(1)	Fannie Mae REMIC Trust 2006-36 SP, 4.682%, (-1.000*US0001M + 6.700%), 05/25/2036	256,969	0.0
4,469,303	(1)	Fannie Mae REMIC Trust 2006-79 SH, 4.432%, (-1.000*US0001M + 6.450%), 08/25/2036	988,619	0.1
351,211	(2)	Fannie Mae REMIC Trust 2009-12 LK, 10.142%, 03/25/2039	379,029	0.0
1,861,549		Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/2035	2,332,612	0.2
5,716,527		Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/2039	5,983,309	0.6
5,084,839		Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/ 2040	5,900,404	0.5
1,873,928		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	2,142,192	0.2
8,618,078	(1)	Fannie Mae REMIC Trust 2012-128 VS, 4.232%, (-1.000*US0001M + 6.250%), 06/25/2042	1,097,970	0.1
6,677,860	(1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/2027	467,840	0.0
3,727,741	(1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/2042	492,847	0.1
3,038,300	(1)	Fannie Mae REMIC Trust 2012-68 SD, 4.682%, (-1.000*US0001M + 6.700%), 06/25/2032	476,092	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,457,000		Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/2042	$3,802,875	0.4
1,194,453	(1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/2042	128,667	0.0
3,527,198	(1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/2033	337,537	0.0
581,263		Fannie Mae REMICS 2004-89 ES, 9.494%, (-1.850*US0001M + 13.228%), 08/25/2034	604,021	0.1
5,566	(3)(4)	Fannie Mae REMICS 2006-44 P, 16.828%, 12/25/2033	5,061	0.0
1,000,000		Fannie Mae REMICS 2010-87 PL, 4.000%, 06/25/2040	1,121,173	0.1
2,633,386		Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	2,953,813	0.3
5,941,169	(1)	Fannie Mae REMICS 2012-137 EI, 3.000%, 12/25/2027	422,337	0.0
9,881,885		Fannie Mae REMICS 2012-17 QZ, 4.000%, 03/25/2042	10,726,201	1.0
2,500,000		Fannie Mae REMICS 2012-40 MY, 3.500%, 04/25/2042	2,743,457	0.3
3,539,765	(3)(4)	Fannie Mae REMICS 2013-135 PO, 77.092%, 01/25/2044	3,122,490	0.3
1,208,963		Fannie Mae REMICS 2013-55 VZ, 3.000%, 06/25/2043	1,233,588	0.1
20,743,267	(1)	Fannie Mae REMICS 2019-49 IG, 3.000%, 03/25/2033	1,663,015	0.2
6,099,566		Fannie Mae Series 2016-51 S, 3.902%, (-1.000*US0001M + 5.920%), 10/25/2043	6,551,138	0.6
2,868,215	(2)	Fannie Mae Trust 2004-W2 3A, 4.529%, 02/25/2044	2,971,641	0.3
2,741,159	(2)	Fannie Mae Trust 2004-W2 4A, 4.424%, 02/25/2044	2,829,228	0.3
2,715,121		Freddie Mac 3770 GA, 4.500%, 10/15/2040	3,109,198	0.3
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,154,249		Freddie Mac REMIC Trust 2005-S001 2A2, 2.295%, (US0001M + 0.150%), 09/25/2045	$3,113,836	0.3
567,655		Freddie Mac REMIC Trust 2653 SC, 5.750%, (-0.500*US0001M + 6.800%), 07/15/2033	636,881	0.1
1,493,252		Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/2034	1,766,226	0.2
184,520		Freddie Mac REMIC Trust 3012 ST, 14.661%, (-3.600*US0001M + 21.960%), 04/15/2035	263,480	0.0
393,299		Freddie Mac REMIC Trust 3065 DC, 13.778%, (-3.000*US0001M + 19.860%), 03/15/2035	547,925	0.0
744,591		Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/2036	843,562	0.1
4,926,173	(1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/2036	108,219	0.0
425,960	(1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/2035	77,796	0.0
77,579	(1)	Freddie Mac REMIC Trust 3753 PS, 4.073%, (-1.000*US0001M + 6.100%), 06/15/2040	1,627	0.0
538,583		Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/2039	578,330	0.1
3,289,216		Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/2041	3,546,419	0.3
1,354,296	(1)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	107,364	0.0
2,335,256		Freddie Mac REMICS 3196 ZK, 6.500%, 04/15/2032	3,163,501	0.3
1,280,891		Freddie Mac REMICS 4097 ZA, 3.500%, 08/15/2042	1,401,261	0.1
6,540,000		Freddie Mac REMICS 4136 LU, 3.000%, 07/15/2032	6,725,446	0.6
1,221,898		Freddie Mac Series 4040 UZ, 5.000%, 05/15/2042	1,573,274	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,851,398	(2)	Freddie Mac Structured Pass-Through Certificates T-54 2A, 4.262%, 07/25/2033	$1,889,102	0.2
1,225,618	(2)	Freddie Mac Structured Pass-Through Certificates T-54 4A, 4.220%, 02/25/2043	1,254,611	0.1
166,213	(1)	Freddie Mac-Ginnie Mae Series 21 SA, 5.982%, (-1.000*US0001M + 8.000%), 10/25/2023	16,702	0.0
1,424,105		Ginnie Mae 2004-65 ZG, 5.500%, 07/20/2034	1,590,921	0.2
5,197,927		Ginnie Mae 2009-110 ZA, 5.500%, 11/16/2039	6,512,290	0.6
722,843		Ginnie Mae 2009-32 QZ, 5.500%, 05/16/2039	953,477	0.1
555,381		Ginnie Mae 2009-32 YZ, 7.000%, 05/16/2039	768,349	0.1
3,164,902		Ginnie Mae 2009-50 MZ, 6.000%, 07/16/2039	3,891,784	0.4
799,825		Ginnie Mae 2009-54 HZ, 5.000%, 07/20/2039	889,874	0.1
2,350,040		Ginnie Mae 2009-H01 FA, 3.194%, (US0001M + 1.150%), 11/20/2059	2,370,027	0.2
2,000,000		Ginnie Mae 2010-116 PB, 5.000%, 06/16/2040	2,392,425	0.2
3,895,734		Ginnie Mae 2010-125 BZ, 4.500%, 09/16/2040	4,312,322	0.4
5,530,814	(3)(4)	Ginnie Mae 2011-70 PO, 6.326%, 05/16/2041	4,892,057	0.5
4,273,659	(1)	Ginnie Mae 2014-107 XS, 3.573%, (-1.000*US0001M + 5.600%), 07/16/2044	666,719	0.1
2,102,746	(1)	Ginnie Mae 2014-96 SQ, 3.573%, (-1.000*US0001M + 5.600%), 07/16/2044	326,216	0.0
3,626,228		Ginnie Mae 2015-H13 FG, 2.629%, (US0001M + 0.400%), 04/20/2065	3,620,577	0.3
23,900,792	(1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/2046	3,213,256	0.3
2,663,374	(1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/2040	197,319	0.0
21,770,095		Ginnie Mae 2016-H20 FB, 2.779%, (US0001M + 0.550%), 09/20/2066	21,821,699	2.0
1,639,461	(1)	Ginnie Mae 2018-78 IC, 4.000%, 02/20/2047	264,843	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,119,078	(1)	Ginnie Mae Series 2002-76 SG, 5.573%, (-1.000*US0001M + 7.600%), 10/16/2029	$212,101	0.0
3,938,322		Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/2033	4,276,346	0.4
144,694		Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/2034	163,728	0.0
1,342,504		Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/2034	1,476,231	0.1
898,564		Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/2034	1,014,576	0.1
439,705	(3)(4)	Ginnie Mae Series 2004-37 OA, 26.049%, 04/17/2034	399,117	0.0
3,250,000		Ginnie Mae Series 2004-4 MG, 5.000%, 01/16/2034	3,611,203	0.3
3,615,711		Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/2034	3,981,529	0.4
10,051		Ginnie Mae Series 2004-87 SB, 5.337%, (-1.154*US0001M + 7.673%), 03/17/2033	10,071	0.0
1,384,508	(1)	Ginnie Mae Series 2004-98 SA, 4.656%, (-1.000*US0001M + 6.700%), 11/20/2034	307,509	0.0
1,215,202		Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/2035	1,342,489	0.1
361,289	(1)	Ginnie Mae Series 2005-25 SI, 6.000%, (-6.000*US0001M + 43.200%), 01/20/2034	59,733	0.0
954,376	(1)	Ginnie Mae Series 2005-7 AH, 4.743%, (-1.000*US0001M + 6.770%), 02/16/2035	169,859	0.0
1,089,350	(1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/2035	215,050	0.0
630,466		Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/2035	704,550	0.1
337,341		Ginnie Mae Series 2005-91 UP, 10.245%, (-2.000*US0001M + 14.300%), 09/16/2031	406,269	0.0
7,961,740		Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/2036	9,433,054	0.9
1,899,122		Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/2036	2,138,307	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,013,251	(1)	Ginnie Mae Series 2006-26 TB, 0.250%, (-1.000*US0001M + 6.500%), 06/20/2036	$101,015	0.0
3,159,210		Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/2036	3,539,447	0.3
2,130,126	(1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/2037	572,696	0.1
54,214		Ginnie Mae Series 2007-37 S, 17.866%, (-3.667*US0001M + 25.300%), 04/16/2037	59,193	0.0
2,242,985	(3)(4)	Ginnie Mae Series 2007-41 OL, 26.579%, 07/20/2037	1,983,016	0.2
130,384		Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/2037	143,468	0.0
387,124		Ginnie Mae Series 2007-48 SY, 14.168%, (-3.000*US0001M + 20.250%), 08/16/2037	527,072	0.1
6,763		Ginnie Mae Series 2007-5 MT, 2.264%, (US0001M + 1.900%), 02/20/2034	6,764	0.0
2,335,980	(1)	Ginnie Mae Series 2007-53 SC, 4.456%, (-1.000*US0001M + 6.500%), 09/20/2037	494,585	0.1
71,473		Ginnie Mae Series 2007-53 SW, 14.072%, (-3.000*US0001M + 20.205%), 09/20/2037	100,329	0.0
1,332,346		Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/2037	1,456,976	0.1
2,846,115		Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/2038	3,399,176	0.3
713,214	(1)	Ginnie Mae Series 2008-3 SA, 4.506%, (-1.000*US0001M + 6.550%), 01/20/2038	148,877	0.0
1,399,664	(1)	Ginnie Mae Series 2008-40 PS, 4.473%, (-1.000*US0001M + 6.500%), 05/16/2038	260,570	0.0
3,151,294	(1)	Ginnie Mae Series 2008-82 SA, 3.956%, (-1.000*US0001M + 6.000%), 09/20/2038	580,706	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,416,100	(1)	Ginnie Mae Series 2009-110 SA, 4.323%, (-1.000*US0001M + 6.350%), 04/16/2039	$696,850	0.1
777,653		Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/2039	919,960	0.1
1,825,465		Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/2039	2,047,220	0.2
1,029,000		Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/2039	1,216,009	0.1
3,338,619		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	3,727,388	0.4
3,137,668		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	3,418,686	0.3
2,999,612		Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/2039	3,420,588	0.3
324,884	(1)	Ginnie Mae Series 2009-55 BI, 1.000%, (-25.000*US0001M + 162.500%), 06/16/2037	12,987	0.0
1,848,328		Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/2039	2,471,384	0.2
5,502,562		Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/2039	8,067,103	0.7
3,207,350		Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/2039	4,327,028	0.4
2,175,748	(1)	Ginnie Mae Series 2009-66 QS, 4.056%, (-1.000*US0001M + 6.100%), 07/20/2039	272,726	0.0
1,109,531	(1)	Ginnie Mae Series 2009-77 SA, 4.123%, (-1.000*US0001M + 6.150%), 09/16/2039	203,885	0.0
3,462,152		Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/2039	4,057,073	0.4
973,283		Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/2039	1,360,725	0.1
593,334		Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/2039	691,393	0.1
1,394,149		Ginnie Mae Series 2009-98 MZ, 5.000%, 10/16/2039	1,727,050	0.2
2,588,471	(1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	324,451	0.0
10,371,000		Ginnie Mae Series 2010-113 BE, 4.500%, 09/20/2040	11,803,281	1.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,075,011	(1)	Ginnie Mae Series 2010-116 NS, 4.623%, (-1.000*US0001M + 6.650%), 09/16/2040	$366,563	0.0
213,692	(1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/2040	21,387	0.0
1,500,000		Ginnie Mae Series 2010-14 B, 4.500%, 02/16/2040	1,693,065	0.2
3,483,005		Ginnie Mae Series 2010-146 NL, 4.000%, 10/16/2039	3,676,599	0.3
1,628,960	(1)	Ginnie Mae Series 2010-158 SA, 4.006%, (-1.000*US0001M + 6.050%), 12/20/2040	286,067	0.0
212,567	(1)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	1,971	0.0
22,492,545	(1)	Ginnie Mae Series 2010-166 GS, 3.956%, (-1.000*US0001M + 6.000%), 12/20/2040	3,431,188	0.3
2,175,322	(1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/2039	192,633	0.0
2,679,987		Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/2040	2,849,954	0.3
4,284,262		Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/2040	4,539,464	0.4
600,302	(1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/2039	63,082	0.0
2,100,000		Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/2040	2,415,939	0.2
2,123,551	(1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/2040	417,248	0.0
5,505,117		Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/2039	6,562,389	0.6
1,918,505		Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	2,103,850	0.2
36,288	(1)	Ginnie Mae Series 2010-85 NI, 5.000%, 01/20/2038	9	0.0
509,738	(1)	Ginnie Mae Series 2010-9 SB, 4.456%, (-1.000*US0001M + 6.500%), 09/20/2038	9,815	0.0
5,454,897		Ginnie Mae Series 2010-H01 FA, 2.960%, (US0001M + 0.820%), 01/20/2060	5,492,419	0.5
6,924,617		Ginnie Mae Series 2010-H10 FB, 3.140%, (US0001M + 1.000%), 05/20/2060	7,019,664	0.7
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,860,426		Ginnie Mae Series 2010-H10 FC, 3.140%, (US0001M + 1.000%), 05/20/2060	$7,948,709	0.7
451,582	(1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/2041	62,903	0.0
4,861,753	(1)	Ginnie Mae Series 2011-141 PS, 4.673%, (-1.000*US0001M + 6.700%), 06/16/2041	783,707	0.1
145,180		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	160,494	0.0
315,887	(2)	Ginnie Mae Series 2011-169 BG, 5.436%, 04/16/2039	342,912	0.0
7,040,005		Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/2041	7,626,326	0.7
1,863,394		Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/2040	2,040,442	0.2
6,024,386	(1)	Ginnie Mae Series 2011-73 LS, 4.646%, (-1.000*US0001M + 6.690%), 08/20/2039	487,116	0.1
5,008,811		Ginnie Mae Series 2011-89 Z, 3.500%, 06/20/2041	5,300,348	0.5
1,491,181		Ginnie Mae Series 2011-H07 FA, 2.729%, (US0001M + 0.500%), 02/20/2061	1,492,096	0.1
2,585,129	(1)	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/2039	147,688	0.0
2,836,122	(1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/2040	230,399	0.0
714,882	(1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/2042	79,918	0.0
8,456,203	(1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/2037	580,980	0.1
626,029	(1)	Ginnie Mae Series 2012-34 MS, 4.673%, (-1.000*US0001M + 6.700%), 04/16/2041	92,419	0.0
140,218		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	142,583	0.0
5,118,925	(1)	Ginnie Mae Series 2012-48 SA, 4.623%, (-1.000*US0001M + 6.650%), 04/16/2042	1,151,230	0.1
7,380,648	(1)	Ginnie Mae Series 2012-60 SG, 4.073%, (-1.000*US0001M + 6.100%), 05/16/2042	1,494,600	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,803,773	(1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/2041	$227,704	0.0
2,089,024		Ginnie Mae Series 2012-H11 VA, 2.879%, (US0001M + 0.650%), 05/20/2062	2,101,466	0.2
24,041,965		Ginnie Mae Series 2012-H12 FB, 3.279%, (US0001M + 1.050%), 02/20/2062	24,329,137	2.2
3,287,956		Ginnie Mae Series 2012-H20 BA, 2.789%, (US0001M + 0.560%), 09/20/2062	3,293,893	0.3
7,000,000		Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/2039	8,013,365	0.7
1,349,062		Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/2043	1,396,483	0.1
1,900,000	(1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/2043	518,023	0.1
1,432,816	(1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/2042	196,026	0.0
7,038,946	(1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/2042	1,042,084	0.1
3,375,741	(1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/2040	193,412	0.0
2,925,784		Ginnie Mae Series 2013-H08 BF, 2.629%, (US0001M + 0.400%), 03/20/2063	2,917,513	0.3
3,963,969		Ginnie Mae Series 2013-H10 FT, 2.390%, (H15T1Y + 0.450%), 04/20/2063	3,960,957	0.4
3,388,160		Ginnie Mae Series 2013-H14 FC, 2.699%, (US0001M + 0.470%), 06/20/2063	3,388,416	0.3
1,080,302		Ginnie Mae Series 2013-H18 BA, 2.829%, (US0001M + 0.600%), 07/20/2063	1,083,441	0.1
3,573,595		Ginnie Mae Series 2013-H19 DF, 2.879%, (US0001M + 0.650%), 05/20/2063	3,582,566	0.3
3,194,086		Ginnie Mae Series 2013-H20 FB, 3.229%, (US0001M + 1.000%), 08/20/2063	3,224,829	0.3
4,059,645		Ginnie Mae Series 2013-H23 FA, 3.529%, (US0001M + 1.300%), 09/20/2063	4,126,297	0.4
556,909		Ginnie Mae Series 2013-H24 FB, 2.959%, (US0001M + 0.730%), 09/20/2063	559,698	0.1
2,793,200		Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/2044	3,216,801	0.3
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
12,645,115		Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/2044	$13,427,681	1.2
2,186,646	(1)	Ginnie Mae Series 2014-183 IM, 5.000%, 06/20/2035	407,507	0.0
3,556,631	(1)	Ginnie Mae Series 2014-30 ES, 2.956%, (-1.000*US0001M + 5.000%), 03/20/2040	495,050	0.1
10,720,036	(2)	Ginnie Mae Series 2015-10 Q, 2.304%, 10/20/2044	10,609,165	1.0
2,364,266	(1)	Ginnie Mae Series 2015-141 IX, 0.643%, (-0.714*US0001M + 2.142%), 06/20/2045	161,329	0.0
12,125,000		Ginnie Mae Series 2015-143 B, 3.500%, 04/20/2045	13,256,032	1.2
3,249,622	(1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/2044	450,283	0.0
9,356,488		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	9,709,516	0.9
14,456,544	(1)	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/2046	2,194,505	0.2
6,552,353	(2)	Ginnie Mae Series 2016-5 AB, 4.673%, 01/20/2046	7,230,238	0.7
9,411,182		Ginnie Mae Series 2016-H08 FT, 2.949%, (US0001M + 0.720%), 02/20/2066	9,462,935	0.9
42,873,803		Ginnie Mae Series 2017-H23 FC, 2.679%, (US0001M + 0.450%), 11/20/2067	42,853,159	3.9
3,901,753		Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	4,009,484	0.4
2,111,489		Ginnie Mae Series 2019-29 AI, 5.000%, 07/20/2048	393,243	0.0
1,658,684		Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/2041	1,788,546	0.1
		Total Collateralized Mortgage Obligations (Cost $531,698,409)	547,561,238	50.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 72.8%
		Federal Home Loan Mortgage Corporation: 2.7%(5)
7,192,850		3.500%,03/01/2048	7,566,035	0.7
8,289,726		3.500%,11/01/2048	8,711,528	0.8
12,617,600		3.500%-8.000%, 01/01/2030-12/01/2047	13,347,410	1.2
			29,624,973	2.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: 0.4%(5)
4,200,131		5.290%-6.600%, 07/01/2027-05/01/2048	$4,482,218	0.4
		Government National Mortgage Association: 62.1%
19,561,568		3.000%,07/20/2047	20,117,249	1.9
17,777,249		3.000%,01/20/2048	18,275,393	1.7
264,421,000	(6)	3.000%,11/20/2049	271,145,142	24.8
8,082,877		3.500%,04/20/2046	8,456,521	0.8
8,598,363		3.500%,09/20/2046	9,079,569	0.8
10,652,684		3.500%,03/20/2047	11,194,724	1.0
59,529,114		3.500%,12/20/2047	62,688,520	5.8
18,366,611		3.500%,01/20/2048	19,299,307	1.8
7,141,237		3.500%,02/20/2048	7,503,471	0.7
12,666,481		3.500%,02/20/2048	13,312,061	1.2
5,288,720		3.750%,05/20/2042	5,597,057	0.5
11,287,822		4.000%,08/20/2042	12,041,579	1.1
6,458,666		4.000%,01/20/2046	6,807,400	0.6
5,295,279		4.000%,03/20/2046	5,593,388	0.5
11,892,552		4.000%,09/20/2047	12,446,286	1.1
14,815,016		4.000%,05/20/2049	15,434,016	1.4
68,200,000	(6)	4.000%,11/20/2049	70,912,016	6.5
101,418,292		3.000%-7.500%, 01/15/2024-07/20/2047	107,880,359	9.9
			677,784,058	62.1
		Uniform Mortgage-Backed Security: 7.6%
43,000,000	(6)	3.000%,11/25/2049	43,631,562	4.0
6,060,000	(6)	3.500%,10/25/2049	6,217,891	0.6
9,846,925		3.500%,05/01/2048	10,162,205	0.9
12,126,797		4.000%,05/01/2042	12,964,956	1.2
9,550,009		4.000%-7.500%, 05/01/2028-05/01/2045	10,278,195	0.9
			83,254,809	7.6
		Total U.S. Government Agency Obligations (Cost $785,430,026)	795,146,058	72.8
U.S. TREASURY OBLIGATIONS: 1.8%
		U.S. Treasury Notes: 1.8%
20,000,000		1.625%,08/15/2029	19,915,625	1.8
		Total U.S. Treasury Obligations (Cost $20,082,289)	19,915,625	1.8

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.3%
533,301	(2)	Ginnie Mae 2004-23 Z, 5.545%, 03/16/2044	$567,529	0.1
6,608,264	(1)(2)	Ginnie Mae 2006-67 IO, 0.568%, 11/16/2046	23,699	0.0
630,017	(2)	Ginnie Mae 2007-52 Z, 4.350%, 01/16/2048	667,660	0.1
1,097,864		Ginnie Mae 2008-39 Z, 4.500%, 02/16/2048	1,151,041	0.1
238,581	(1)(2)	Ginnie Mae 2008-45 IO, 0.851%, 02/16/2048	439	0.0
449,200	(2)	Ginnie Mae 2009-115 D, 4.592%, 01/16/2050	464,647	0.0
2,840,507	(1)(2)	Ginnie Mae 2010-122 IO, 0.296%, 02/16/2044	20,539	0.0
64,387	(1)(2)	Ginnie Mae 2010-123 IA, 2.082%, 10/16/2052	1,330	0.0
25,547,141	(1)(2)	Ginnie Mae 2011-47 IO, 0.058%, 01/16/2051	92,611	0.0
326,041	(2)	Ginnie Mae 2011-53 B, 3.983%, 05/16/2051	333,890	0.0
		Total Commercial Mortgage-Backed Securities (Cost $3,283,312)	3,323,385	0.3
ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
404,627	(2)	Fannie Mae Grantor Trust 2003-T4 2A6, 4.621%, 07/26/2033	426,321	0.1
103,390	(2)	Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/2032	109,374	0.0
54,540	(2)	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/2033	55,572	0.0
78,323	(2)	Fannie Mae REMIC Trust 2002-W2 AF6, 6.484%, 05/25/2032	82,603	0.0
		Total Asset-Backed Securities (Cost $672,924)	673,870	0.1
		Total Long-Term Investments (Cost $1,341,166,960)	1,366,620,176	125.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.1%
		U.S. Treasury Bills: 9.1%
74,029,000	(3)	United States Treasury Bill, 1.691%, 10/01/2019	74,029,000	6.8
24,888,000	(3)	United States Treasury Bill, 1.840%, 10/29/2019	24,851,753	2.3
			98,880,753	9.1
		Total Short-Term Investments (Cost $98,878,656)	98,880,753	9.1
		Total Investments in Securities (Cost $1,440,045,616)	$1,465,500,929	134.2
		Liabilities in Excess of Other Assets	(373,468,571)	(34.2)
		Net Assets	$1,092,032,358	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(2)
Variable rate security. Rate shown is the rate in effect as of September 30, 2019.

(3)
Represents a zero coupon bond. Rate shown reflects the effective yield as of September 30, 2019.

(4)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Settlement is on a when-issued or delayed-delivery basis.

Reference Rate Abbreviations:
H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2019
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$547,561,238	$—	$547,561,238
U.S. Government Agency Obligations	—	795,146,058	—	795,146,058
Asset-Backed Securities	—	673,870	—	673,870
Commercial Mortgage-Backed Securities	—	3,323,385	—	3,323,385
U.S. Treasury Obligations	—	19,915,625	—	19,915,625
Short-Term Investments	—	98,880,753	—	98,880,753
Total Investments, at fair value	$—	$1,465,500,929	$—	$1,465,500,929
Other Financial Instruments+
Futures	2,570,413	—	—	2,570,413
Total Assets	$2,570,413	$1,465,500,929	$—	$1,468,071,342

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2019 (Unaudited) (continued)

At September 30, 2019, the following futures contracts were outstanding for Voya GNMA Income Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
U.S. Treasury 10-Year Note	(1,240)	12/19/19	$(161,587,500)	$1,080,152
U.S. Treasury 2-Year Note	(158)	12/31/19	(34,049,000)	78,705
U.S. Treasury 5-Year Note	(739)	12/31/19	(88,050,696)	472,002
U.S. Treasury Long Bond	(276)	12/19/19	(44,798,250)	939,554
			$(328,485,446)	$2,570,413
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$2,570,413
Total Asset Derivatives		$2,570,413

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(17,026,457)
Total	$(17,026,457)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$5,809,601
Total	$5,809,601
At September 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $1,442,457,375.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$28,445,579
Gross Unrealized Depreciation	(2,831,612)
Net Unrealized Appreciation	$25,613,967
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2019 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 94.4%
		Basic Materials: 4.3%
1,510,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/2023	$1,502,450	0.4
1,825,000	(1)	Cascades, Inc., 5.500%, 07/15/2022	1,856,937	0.4
920,000	(1)	Constellium SE, 5.750%, 05/15/2024	947,600	0.2
250,000	(1)(2)	Constellium SE, 5.875%, 02/15/2026	261,250	0.1
750,000	(1)(2)	Constellium SE, 6.625%, 03/01/2025	783,750	0.2
1,185,000	(1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	1,136,119	0.3
1,375,000	(1)	Novelis Corp., 5.875%, 09/30/2026	1,445,469	0.4
535,000	(1)	Novelis Corp., 6.250%, 08/15/2024	560,412	0.1
1,720,000	(1)	OCI NV, 6.625%, 04/15/2023	1,805,484	0.4
615,000	(1)(2)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	452,409	0.1
1,400,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	1,484,000	0.3
935,000	(1)	SPCM SA, 4.875%, 09/15/2025	956,038	0.2
1,120,000	(1)(2)	Tronox, Inc., 6.500%, 04/15/2026	1,072,400	0.3
3,550,000	(3)	Other Securities	3,604,905	0.9
			17,869,223	4.3
		Communications: 21.4%
1,795,000	(1)(2)	Altice France SA/France, 6.250%, 05/15/2024	1,859,171	0.4
200,000	(1)	Altice France SA/France, 8.125%, 02/01/2027	221,250	0.1
1,300,000	(1)(2)	Altice Luxembourg SA, 7.625%, 02/15/2025	1,360,125	0.3
299,999	(1)(2)	Altice Luxembourg SA, 7.750%, 05/15/2022	307,124	0.1
1,500,000	(1)	Altice Luxembourg SA, 10.500%, 05/15/2027	1,694,250	0.4
1,750,000		AMC Networks, Inc., 4.750%, 08/01/2025	1,811,250	0.4
1,450,000	(1)	Block Communications, Inc., 6.875%, 02/15/2025	1,518,875	0.4
1,600,000	(1)	C&W Senior Financing DAC, 7.500%, 10/15/2026	1,692,000	0.4
1,900,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	1,987,875	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
515,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	$533,669	0.1
840,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	881,916	0.2
2,060,000	(1)(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	2,178,450	0.5
1,105,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/2024	1,155,786	0.3
2,475,000	(2)	CenturyLink, Inc., 5.625%-5.800%, 04/01/2020-04/01/2025	2,561,456	0.6
1,318,000	(1)(2)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	1,451,329	0.3
2,630,000	(1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	2,386,725	0.6
1,450,000	(1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	1,479,000	0.4
2,485,000	(2)	CSC Holdings LLC, 5.250%, 06/01/2024	2,677,588	0.6
1,645,000	(1)	CSC Holdings LLC, 5.500%, 05/15/2026	1,735,310	0.4
770,000	(1)	CSC Holdings LLC, 5.750%, 01/15/2030	805,705	0.2
600,000	(1)	CSC Holdings LLC, 7.500%, 04/01/2028	678,690	0.2
1,175,000	(1)(2)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	1,235,219	0.3
900,000	(1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	936,000	0.2
1,750,000	(1)(2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	1,817,462	0.5
3,115,000	(2)	DISH DBS Corp., 5.000%-5.875%, 07/15/2022-11/15/2024	3,156,321	0.8
1,125,000	(1)(2)	Entercom Media Corp., 7.250%, 11/01/2024	1,170,000	0.3
925,000	(1)	Frontier Communications Corp., 8.000%, 04/01/2027	977,901	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
2,975,000		Frontier Communications Corp., 6.875%-11.000%, 01/15/2025-09/15/2025	$1,343,500	0.3
815,000	(1)	GCI LLC, 6.625%, 06/15/2024	881,219	0.2
1,495,000	(1)(2)	Gray Television, Inc., 5.125%, 10/15/2024	1,552,931	0.4
875,000	(1)(2)	Gray Television, Inc., 7.000%, 05/15/2027	964,644	0.2
335,000	(1)(2)	iHeartCommunications, Inc., 5.250%, 08/15/2027	349,237	0.1
1,110,000	(1)(2)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	1,031,956	0.2
1,110,000	(1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	1,120,756	0.3
1,550,000	(2)	Intelsat Luxembourg SA, 8.125%, 06/01/2023	1,297,644	0.3
1,100,000	(1)(2)	MDC Partners, Inc., 6.500%, 05/01/2024	1,007,875	0.2
835,000	(1)(2)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	880,925	0.2
1,725,000		Netflix, Inc., 5.875%, 11/15/2028	1,878,180	0.4
1,885,000	(1)(2)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	1,966,715	0.5
350,000		Nexstar Broadcasting, Inc., 5.875%, 11/15/2022	358,750	0.1
425,000	(1)(2)	Nexstar Escrow, Inc., 5.625%, 07/15/2027	446,250	0.1
1,650,000	(1)(2)	Plantronics, Inc., 5.500%, 05/31/2023	1,658,250	0.4
775,000	(1)(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	782,750	0.2
700,000	(1)	Sirius XM Radio, Inc., 4.625%, 07/15/2024	727,531	0.2
1,850,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,915,120	0.4
1,750,000		Sprint Communications, Inc., 6.000%, 11/15/2022	1,863,750	0.5
3,700,000		Sprint Corp., 7.125%, 06/15/2024	3,997,110	0.9
1,425,000		Sprint Corp., 7.625%, 03/01/2026	1,576,406	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
1,125,000	(1)	TEGNA, Inc., 5.000%, 09/15/2029	$1,139,063	0.3
1,950,000		Telecom Italia Capital SA, 6.000%-6.375%, 11/15/2033-09/30/2034	2,123,250	0.5
1,025,000	(1)	Telesat Canada / Telesat LLC, 6.500%, 10/15/2027	1,045,500	0.2
1,415,000	(1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	1,519,427	0.4
150,000		T-Mobile USA, Inc., 5.125%, 04/15/2025	155,813	0.1
2,000,000	(2)	T-Mobile USA, Inc., 5.375%, 04/15/2027	2,157,500	0.5
1,225,000	(1)	ViaSat, Inc., 5.625%, 09/15/2025	1,240,312	0.3
335,000	(1)(2)	ViaSat, Inc., 5.625%, 04/15/2027	352,588	0.1
1,750,000	(1)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	1,828,750	0.4
9,125,000	(3)	Other Securities	9,587,785	2.3
			89,021,934	21.4
		Consumer, Cyclical: 18.2%
2,575,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	2,666,413	0.6
1,105,000	(1)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,201,687	0.3
1,900,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	1,735,493	0.4
1,775,000		Asbury Automotive Group, Inc., 6.000%, 12/15/2024	1,846,000	0.4
1,025,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	1,027,562	0.2
1,725,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	1,767,952	0.4
1,215,000	(1)	CCM Merger, Inc., 6.000%, 03/15/2022	1,248,412	0.3
1,345,000		Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	1,387,031	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
1,025,000	(1)(2)	Cedar Fair L.P., 5.250%, 07/15/2029	$1,100,594	0.3
350,000	(1)(4)	Core & Main Holdings L.P., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/2024	353,937	0.1
1,300,000	(1)	Core & Main L.P., 6.125%, 08/15/2025	1,303,250	0.3
2,025,000		Dana, Inc., 5.500%, 12/15/2024	2,070,562	0.5
1,050,000	(1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	1,099,875	0.3
2,000,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	2,055,000	0.5
1,850,000		H&E Equipment Services, Inc., 5.625%, 09/01/2025	1,911,328	0.5
1,000,000	(1)	IAA, Inc., 5.500%, 06/15/2027	1,057,500	0.2
990,000	(1)	Installed Building Products, Inc., 5.750%, 02/01/2028	1,023,413	0.2
900,000	(1)	International Game Technology PLC, 6.250%, 02/15/2022	954,241	0.2
1,240,000	(1)	International Game Technology PLC, 6.500%, 02/15/2025	1,382,687	0.4
1,850,000	(1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	1,910,125	0.5
1,800,000	(1)	Live Nation Entertainment, Inc., 5.375%, 06/15/2022	1,827,000	0.4
1,850,000		MGM Resorts International, 5.750%, 06/15/2025	2,046,563	0.5
1,125,000		MGM Resorts International, 6.000%, 03/15/2023	1,242,225	0.3
1,200,000	(1)	Michaels Stores, Inc., 8.000%, 07/15/2027	1,206,000	0.3
1,525,000		Murphy Oil USA, Inc., 4.750%-5.625%, 05/01/2027-09/15/2029	1,576,250	0.4
1,550,000	(1)(2)	Navistar International Corp., 6.625%, 11/01/2025	1,581,000	0.4
345,000	(1)(2)	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc., 6.250%, 05/15/2026	363,975	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
1,275,000	(1)(2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	$1,319,625	0.3
1,030,000	(1)	Performance Food Group, Inc., 5.500%, 10/15/2027	1,086,650	0.3
775,000	(1)(2)	PetSmart, Inc., 5.875%, 06/01/2025	775,000	0.2
1,475,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	1,393,875	0.3
1,450,000	(1)	Resideo Funding, Inc., 6.125%, 11/01/2026	1,533,375	0.4
1,000,000	(1)(2)	Scientific Games International, Inc., 5.000%, 10/15/2025	1,034,300	0.2
700,000	(1)(2)	Scientific Games International, Inc., 8.250%, 03/15/2026	747,250	0.2
1,473,000		Scientific Games International, Inc., 6.625%-10.000%, 05/15/2021-12/01/2022	1,514,606	0.4
1,730,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	1,855,425	0.4
1,250,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	1,335,913	0.3
1,000,000	(1)	Staples, Inc., 7.500%, 04/15/2026	1,032,800	0.2
725,000	(1)(2)	Staples, Inc., 10.750%, 04/15/2027	746,750	0.2
1,575,000	(1)(2)	Station Casinos LLC, 5.000%, 10/01/2025	1,602,248	0.4
735,000	(1)	Taylor Morrison Communities, Inc., 5.750%, 01/15/2028	799,313	0.2
1,750,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	1,858,675	0.4
1,000,000	(1)	William Carter Co/The, 5.625%, 03/15/2027	1,073,750	0.3
700,000	(1)	WMG Acquisition Corp., 5.000%, 08/01/2023	718,375	0.2
1,500,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	1,511,250	0.4
14,626,000	(3)	Other Securities	14,891,888	3.6
			75,777,143	18.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: 17.3%
925,000	(1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	$981,369	0.3
1,650,000	(2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 6.625%, 06/15/2024	1,736,625	0.4
550,000	(1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	554,125	0.1
1,610,000	(1)(2)	Aptim Corp., 7.750%, 06/15/2025	1,151,150	0.3
2,950,000	(1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	3,318,160	0.8
335,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	351,783	0.1
780,000	(1)(2)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	811,200	0.2
600,000	(1)	Bausch Health Cos, Inc., 7.000%, 03/15/2024	632,076	0.1
850,000	(1)(2)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	917,660	0.2
1,120,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,142,400	0.3
675,000	(1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	702,000	0.2
2,965,000		Centene Corp., 4.750%-6.125%, 02/15/2021-01/15/2025	3,055,265	0.7
975,000	(1)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	938,437	0.2
1,375,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/2025	1,431,760	0.3
1,000,000	(1)(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	1,010,000	0.2
1,150,000	(1)(4)	Eagle Holding Co. II LLC, 7.750% (PIK Rate 7.750%, Cash Rate 0.000%), 05/15/2022	1,161,500	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
450,000	(1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	$400,500	0.1
1,465,000	(1)	Garda World Security Corp., 8.750%, 05/15/2025	1,512,026	0.4
1,535,000	(1)	Graham Holdings Co., 5.750%, 06/01/2026	1,653,962	0.4
2,300,000		HCA Healthcare, Inc., 6.250%, 02/15/2021	2,414,080	0.6
3,675,000		HCA, Inc., 5.375%, 02/01/2025	4,024,125	1.0
1,345,000		HCA, Inc., 7.500%, 02/15/2022	1,494,026	0.3
625,000	(1)(2)	Hertz Corp./The, 7.125%, 08/01/2026	653,516	0.2
555,000	(1)(2)	Hertz Corp./The, 7.625%, 06/01/2022	578,587	0.1
1,090,000	(1)(2)	Hertz Corp., 5.500%, 10/15/2024	1,097,085	0.3
635,000	(1)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	650,780	0.1
1,875,000	(1)	Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	1,929,750	0.5
1,350,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	1,393,099	0.3
885,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	983,456	0.2
1,100,000	(1)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 01/15/2030	1,168,728	0.3
775,000	(1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	791,953	0.2
1,850,000	(1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	1,713,563	0.4
1,230,000	(1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	1,122,375	0.3
725,000	(1)	Pilgrim’s Pride Corp., 5.750%, 03/15/2025	752,188	0.2
775,000	(1)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	835,256	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
600,000	(1)(2)(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	$513,000	0.1
2,050,000	(1)	Post Holdings, Inc., 5.625%, 01/15/2028	2,180,688	0.5
865,000	(1)	Post Holdings, Inc., 8.000%, 07/15/2025	929,875	0.2
795,000	(1)	Select Medical Corp., 6.250%, 08/15/2026	832,763	0.2
1,100,000	(1)(2)	Simmons Foods, Inc., 5.750%, 11/01/2024	1,078,000	0.3
1,900,000	(2)	Tenet Healthcare Corp., 6.750%, 06/15/2023	2,002,467	0.5
1,425,000	(2)	Tenet Healthcare Corp., 5.125%-8.125%, 04/01/2022-05/01/2025	1,486,700	0.3
4,205,000		United Rentals North America, Inc., 4.625%-6.500%, 07/15/2025-01/15/2030	4,446,177	1.1
680,000	(1)	Vizient, Inc., 6.250%, 05/15/2027	731,000	0.2
1,175,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	1,086,875	0.3
11,310,000	(3)	Other Securities	11,466,120	2.8
			71,818,230	17.3
		Energy: 9.8%
900,000	(1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	959,589	0.2
1,550,000	(1)	Calfrac Holdings L.P., 8.500%, 06/15/2026	697,500	0.2
2,735,000	(1)(2)	California Resources Corp., 8.000%, 12/15/2022	1,367,500	0.3
2,435,000		Cheniere Corpus Christi Holdings LLC, 5.125%-5.875%, 03/31/2025-06/30/2027	2,687,550	0.7
2,125,000	(2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%-6.250%, 04/01/2023-04/01/2025	2,193,187	0.5
550,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	574,750	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
425,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	$453,688	0.1
1,500,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	1,575,000	0.4
1,245,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	1,128,281	0.3
1,625,000	(1)	Lonestar Resources America, Inc., 11.250%, 01/01/2023	1,336,563	0.3
1,430,000	(1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	1,437,150	0.3
1,245,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	922,856	0.2
2,085,000		Murphy Oil Corp., 4.200%-5.750%, 12/01/2022-08/15/2025	2,123,800	0.5
210,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	217,829	0.1
960,000	(1)	NGPL PipeCo LLC, 4.875%, 08/15/2027	1,030,821	0.2
770,000	(1)(2)	Noble Holding International Ltd., 7.875%, 02/01/2026	558,250	0.1
1,875,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	1,937,100	0.5
1,700,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	1,670,080	0.4
550,000	(1)(2)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.500%, 07/15/2027	601,475	0.1
1,060,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 01/15/2029	1,160,774	0.3
1,545,000	(1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	1,483,200	0.4
17,245,000	(3)	Other Securities	14,381,108	3.5
			40,498,051	9.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: 5.8%
425,000	(1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	$449,969	0.1
1,000,000	(1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	1,044,620	0.3
2,495,000	(2)	Ally Financial, Inc., 5.750%, 11/20/2025	2,803,806	0.7
1,500,000		Ally Financial, Inc., 7.500%, 09/15/2020	1,571,550	0.4
1,830,000		CIT Group, Inc., 5.000%-6.125%, 08/15/2022-03/09/2028	2,010,872	0.5
1,750,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	1,813,437	0.4
1,800,000	(1)	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.250%, 05/15/2026	1,890,000	0.5
1,675,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	1,842,500	0.4
2,740,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%-5.500%, 05/01/2024-10/15/2027	2,847,413	0.7
1,300,000	(1)(2)	Quicken Loans, Inc., 5.250%, 01/15/2028	1,346,475	0.3
1,050,000	(1)(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	1,050,000	0.2
1,725,000		Springleaf Finance Corp., 7.125%, 03/15/2026	1,916,820	0.5
1,510,000		Springleaf Finance Corp., 6.125%, 05/15/2022-03/15/2024	1,627,375	0.4
1,585,000		Other Securities	1,728,839	0.4
			23,943,676	5.8
		Industrial: 10.9%
1,655,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	1,731,544	0.4
1,610,000		AECOM, 5.875%, 10/15/2024	1,756,107	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
850,000	(1)	Amsted Industries, Inc., 5.625%, 07/01/2027	$898,875	0.2
1,975,000	(4)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/2023	2,044,125	0.5
550,508	(1)(2)(4)	ARD Securities Finance SARL, 8.750% (PIK Rate 8.750%, Cash Rate 8.750%), 01/31/2023	572,528	0.1
800,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027	812,000	0.2
1,400,000	(1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	1,449,000	0.4
975,000	(1)(2)	Berry Global, Inc., 5.625%, 07/15/2027	1,011,562	0.2
1,100,000	(1)	F-Brasile SpA / F-Brasile US LLC, 7.375%, 08/15/2026	1,149,500	0.3
875,000	(1)	Granite Holdings US Acquisition Co., 11.000%, 10/01/2027	848,750	0.2
1,275,000	(1)(2)	Norbord, Inc., 5.750%, 07/15/2027	1,310,062	0.3
275,000	(1)	Sensata Technologies, Inc., 4.375%, 02/15/2030	275,688	0.1
170,000	(1)(2)	Trivium Packaging Finance BV, 8.500%, 08/15/2027	184,238	0.1
1,675,000	(1)	BMC East LLC, 5.500%, 10/01/2024	1,746,753	0.4
375,000	(1)	Bombardier, Inc., 6.000%, 10/15/2022	376,406	0.1
1,675,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	1,815,281	0.4
1,325,000	(1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	1,434,312	0.4
850,000	(1)	Clean Harbors, Inc., 4.875%, 07/15/2027	889,312	0.2
425,000	(1)	Clean Harbors, Inc., 5.125%, 07/15/2029	451,563	0.1
1,505,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	1,313,113	0.3
1,200,000	(1)	GFL Environmental, Inc., 8.500%, 05/01/2027	1,333,500	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
1,585,000	(1)	Itron, Inc., 5.000%, 01/15/2026	$1,636,988	0.4
1,675,000	(1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	1,733,625	0.4
1,295,000	(1)	Koppers, Inc., 6.000%, 02/15/2025	1,302,291	0.3
760,000	(1)	Masonite International Corp., 5.375%, 02/01/2028	795,150	0.2
725,000	(1)	Masonite International Corp., 5.750%, 09/15/2026	767,594	0.2
2,070,000	(1)(2)	Mauser Packaging Solutions Holding Co., 7.250%, 04/15/2025	1,964,533	0.5
460,000	(1)(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	489,900	0.1
1,270,000	(1)(2)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	1,352,550	0.3
1,200,000	(1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	1,299,000	0.3
1,075,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	1,103,219	0.3
225,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	233,578	0.0
950,000	(1)	Sealed Air Corp., 5.500%, 09/15/2025	1,026,000	0.3
2,250,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	2,370,285	0.6
1,265,000	(1)(2)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,351,969	0.3
580,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	595,950	0.1
950,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	1,016,500	0.3
2,450,000		TransDigm, Inc., 6.375%-6.500%, 05/15/2025-06/15/2026	2,564,813	0.6
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
422,000	(1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	$444,946	0.1
			45,453,110	10.9
		Technology: 4.5%
1,650,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	1,713,937	0.4
2,025,000	(2)	CDW LLC / CDW Finance Corp., 5.000%-5.500%, 12/01/2024-09/01/2025	2,206,100	0.5
1,900,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	1,935,625	0.5
600,000	(1)	Dell International LLC / EMC Corp., 5.875%, 06/15/2021	610,350	0.1
600,000	(1)(2)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	634,050	0.2
810,000	(1)	MSCI, Inc., 5.250%, 11/15/2024	840,375	0.2
380,000	(1)	MSCI, Inc., 5.750%, 08/15/2025	400,425	0.1
1,375,000	(1)	MTS Systems Corp., 5.750%, 08/15/2027	1,433,438	0.4
1,000,000	(1)	Open Text Corp., 5.625%, 01/15/2023	1,028,750	0.2
650,000	(1)(2)	Open Text Corp., 5.875%, 06/01/2026	695,630	0.2
1,370,000	(1)	RP Crown Parent LLC, 7.375%, 10/15/2024	1,428,225	0.4
1,350,000	(1)	SS&C Technologies, Inc., 5.500%, 09/30/2027	1,413,315	0.3
1,750,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	1,811,250	0.4
1,330,000	(1)(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	1,263,500	0.3
1,345,000		Other Securities	1,398,800	0.3
			18,813,770	4.5
		Utilities: 2.2%
1,520,000	(1)	Drax Finco PLC, 6.625%, 11/01/2025	1,588,400	0.4
1,300,000	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	1,329,250	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities (continued)
600,000	(2)	NRG Energy, Inc., 5.750%, 01/15/2028	$647,250	0.1
1,750,000		NRG Energy, Inc., 6.625%, 01/15/2027	1,902,425	0.5
925,000	(1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	970,047	0.2
1,150,000	(1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	1,214,320	0.3
1,575,000	(3)	Other Securities	1,620,281	0.4
			9,271,973	2.2
		Total Corporate Bonds/Notes (Cost $383,910,209)	392,467,110	94.4
BANK LOANS: 0.7%
		Aerospace & Defense: 0.2%
1,000,000		Maxar Technologies Ltd. Term Loan B, 4.854%, (US0003M + 2.750%), 10/04/2024	884,167	0.2
		Containers & Glass Products: 0.3%
920,281		Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.794%, (US0001M + 2.750%), 02/05/2023	922,797	0.3
		Health Care: 0.2%
896,875		Bausch Health Companies, Inc. 2018 Term Loan B, 5.039%, (US0001M + 3.000%), 06/02/2025	901,520	0.2
		Total Bank Loans (Cost $2,732,079)	2,708,484	0.7
CONVERTIBLE BONDS/NOTES: 0.1%
		Communications: 0.1%
625,000		Other Securities	574,191	0.1
		Total Convertible Bonds/Notes (Cost $619,800)	574,191	0.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.2%
		Consumer Staples: 0.2%
27,789	(5)(6)	Other Securities	917,037	0.2
		Total Common Stock (Cost $848,084)	917,037	0.2
		Total Long-Term Investments (Cost $388,110,172)	396,666,822	95.4

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 21.3%
		Commercial Paper: 3.5%
4,000,000		CVS Health Corp., 2.380%, 10/01/2019	$3,999,739	1.0
4,000,000		Lowe’s Cos, Inc., 2.100%, 10/01/2019	4,000,000	1.0
6,300,000		Sysco Corp., 2.470%, 10/01/2019	6,299,573	1.5
			14,299,312	3.5
		Floating Rate Notes: 3.8%
700,000	(7)	Bank of America Corp., 2.130%, 11/12/2019	700,023	0.1
300,000	(7)	Bank of America Corp., 2.140%, 11/07/2019	300,012	0.1
600,000	(7)	Bedford Row Funding, 2.130%, 12/16/2019	599,979	0.1
350,000	(7)	Bedford Row Funding, 2.150%, 01/07/2020	349,980	0.1
400,000	(7)	Crédit Agricole Group, 2.170%, 11/07/2019	399,980	0.1
300,000	(7)	DNB ASA, 2.180%, 11/04/2019	299,992	0.1
700,000	(7)	HSBC Holdings PLC, 2.170%, 11/08/2019	700,000	0.2
250,000	(7)	HSBC Holdings PLC, 2.180%, 12/27/2019	250,021	0.0
400,000	(7)	J.P. Morgan Securities LLC, 2.140%, 11/08/2019	399,987	0.1
600,000	(7)	Lloyds Bank PLC, 2.150%, 11/15/2019	599,992	0.1
400,000	(7)	Lloyds Bank PLC, 2.160%, 11/08/2019	399,996	0.1
600,000	(7)	Lloyds Bank PLC, 2.160%, 11/13/2019	599,993	0.2
300,000	(7)	Mitsubishi UFJ Financial Group, Inc., 2.160%, 11/07/2019	299,997	0.1
700,000	(7)	Mitsubishi UFJ Financial Group, Inc., 2.160%, 11/18/2019	699,997	0.1
700,000	(7)	Mizuho Financial Group Inc., 2.160%, 11/20/2019	700,000	0.1
300,000	(7)	Mizuho Financial Group Inc., 2.210%, 11/01/2019	300,001	0.1
700,000	(7)	National Australia Bank Ltd., 2.110%, 11/15/2019	699,955	0.2
400,000	(7)	National Bank Of Canada, 2.160%, 11/06/2019	399,988	0.1
600,000	(7)	Natixis S.A., 2.140%, 11/08/2019	599,981	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS (continued)
		Floating Rate Notes (continued)
300,000	(7)	Oversea-Chinese Banking Corp., Ltd., 2.160%, 10/07/2019	$300,001	0.1
300,000	(7)	Oversea-Chinese Banking Corp., Ltd., 2.190%, 11/01/2019	299,996	0.1
400,000	(7)	Skandinaviska Enskilda Banken AB, 2.140%, 11/08/2019	399,987	0.1
400,000	(7)	Skandinaviska Enskilda Banken AB, 2.140%, 11/13/2019	399,986	0.1
800,000	(7)	Societe Generale, 2.220%, 12/02/2019	800,013	0.2
700,000	(7)	State Street Bank & Trust Co., 2.120%, 11/15/2019	699,955	0.2
300,000	(7)	Sumitomo Mitsui Trust Holdings, Inc., 2.190%, 10/01/2019	300,000	0.1
300,000	(7)	The Sumitomo Mitsui Financial Group, 2.160%, 11/08/2019	299,997	0.0
500,000	(7)	The Sumitomo Mitsui Financial Group, 2.160%, 11/18/2019	499,998	0.1
300,000	(7)	The Sumitomo Mitsui Financial Group, 2.190%, 11/05/2019	299,998	0.1
400,000	(7)	The Sumitomo Mitsui Financial Group, 2.210%, 11/01/2019	400,001	0.1
650,000	(7)	Sumitomo Mitsui Trust Holdings, Inc., 2.030%, 03/11/2020	650,251	0.2
700,000	(7)	Toronto-Dominion Bank, 2.120%, 11/18/2019	699,964	0.2
528,000	(7)	Wells Fargo & Co., 2.180%, 11/04/2019	527,986	0.1
			15,878,007	3.8
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS (continued)
		Repurchase Agreements: 13.7%
17,127,491	(7)	Citigroup, Inc., R epurchase Agreement dated 09/30/19, 2.32%, due 10/01/19 (Repurchase Amount $17,128,580, collateralized by various U.S. Government Agency Obligations, 2.500%-9.000%, Market Value plus accrued interest $17,470,048, due 06/01/24-10/01/49)	$17,127,491	4.1
17,127,491	(7)	Daiwa Capital Markets, Repurchase Agreement dated 09/30/19, 2.37%, due 10/01/19 (Repurchase Amount $17,128,603, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $17,470,041, due 11/21/19-10/01/49)	17,127,491	4.1
17,127,491	(7)	Guggenheim Securities LLC, Repurchase Agreement dated 09/30/19, 2.42%, due 10/01/19 (Repurchase Amount $17,128,627, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.500%-5.000%, Market Value plus accrued interest $17,470,043, due 08/15/22-06/20/69)	17,127,491	4.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS (continued)
		Repurchase Agreements (continued)
5,572,870	(7)	Nomura Securities, Repurchase Agreement dated 09/30/19, 2.35%, due 10/01/19 (Repurchase Amount $5,573,229, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $5,684,327, due 05/15/20-05/15/49)	$5,572,870	1.4
			56,955,343	13.7
		Certificates of Deposit: 0.2%
725,000	(7)	Landesbank Baden-Wurttemberg, 2.180%, 01/09/2020 (Cost $725,080)	725,080	0.2
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.1%
546,000	(8)	Goldman Sachs Financial Square Government Fund — Institutional Shares, 1.840% (Cost $546,000)	546,000	0.1
		Total Short-Term Investments (Cost $88,404,430)	88,403,742	21.3

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $476,514,602)	$485,070,564	116.7
Liabilities in Excess of Other Assets	(69,401,261)	(16.7)
Net Assets	$415,669,303	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(5)
The grouping contains non-income producing securities.

(6)
The grouping contains Level 3 securities.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of September 30, 2019.

Reference Rate Abbreviations:
US0001M 1-month LIBOR
US0003M 3-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2019
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$—	$917,037	$917,037
Total Common Stock	—	—	917,037	917,037
Corporate Bonds/Notes	—	392,467,110	—	392,467,110
Convertible Bonds/Notes	—	574,191	—	574,191
Bank Loans	—	2,708,484	—	2,708,484
Short-Term Investments	546,000	87,857,742	—	88,403,742
Total Investments, at fair value	$546,000	$483,607,527	$917,037	$485,070,564

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At September 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $476,581,833.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$16,529,858
Gross Unrealized Depreciation	(8,041,127)
Net Unrealized Appreciation	$8,488,731
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.2%
		Basic Materials: 0.9%
2,746,000	(1)	Anglo American Capital PLC, 4.875%, 05/14/2025	$2,985,028	0.0
1,090,000	(1)(2)	Dow Chemical Co/The, 4.800%, 11/30/2028	1,232,620	0.0
3,745,000	(1)	Dow Chemical Co/The, 5.550%, 11/30/2048	4,553,312	0.1
1,960,000	(1)	Georgia-Pacific LLC, 3.163%, 11/15/2021	1,993,011	0.0
9,635,000	(1)	Georgia-Pacific LLC, 5.400%, 11/01/2020	9,968,080	0.1
7,120,000	(1)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	7,391,343	0.1
4,825,000	(1)	Novelis Corp., 5.875%, 09/30/2026	5,072,281	0.1
1,335,000	(1)(2)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	982,060	0.0
32,700,000	(3)	Other Securities	35,395,107	0.5
			69,572,842	0.9
		Communications: 2.7%
27,725,000		AT&T, Inc., 2.950%-5.650%, 07/15/2026-02/15/2050	32,355,380	0.4
28,464,000		Comcast Corp., 3.300%-4.600%, 10/01/2020-11/01/2049	31,110,823	0.4
5,120,000	(1)(2)	CommScope Technologies LLC, 5.000%, 03/15/2027	4,249,600	0.1
7,825,000	(1)	CSC Holdings LLC, 5.750%, 01/15/2030	8,187,845	0.1
3,110,000	(1)	Expedia Group, Inc., 3.250%, 02/15/2030	3,108,737	0.0
7,300,000	(1)(2)	Gray Television, Inc., 7.000%, 05/15/2027	8,047,885	0.1
9,365,000	(1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	9,649,228	0.1
8,050,000	(1)(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	8,130,500	0.1
3,355,000	(1)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	3,589,850	0.1
3,420,000	(1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	3,475,200	0.1
17,510,000	(2)	Verizon Communications, Inc., 3.850%-4.862%, 12/03/2029-08/21/2046	20,377,992	0.3
2,075,000	(1)	Walt Disney Co/The, 3.000%, 09/15/2022	2,141,385	0.0
5,230,000	(1)	Walt Disney Co/The, 4.750%, 11/15/2046	6,899,584	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
56,312,000	(3)	Other Securities	$61,045,008	0.8
			202,369,017	2.7
		Consumer, Cyclical: 1.8%
7,705,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	7,978,527	0.1
4,205,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	4,309,424	0.0
4,340,000	(1)	BMW US Capital LLC, 3.450%, 04/12/2023	4,516,532	0.1
5,000,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	5,124,500	0.1
5,659,000	(1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	5,664,949	0.1
2,565,000	(1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	2,718,900	0.0
7,385,000	(1)(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	7,892,571	0.1
94,394,999	(3)	Other Securities	98,255,573	1.3
			136,460,976	1.8
		Consumer, Non-cyclical: 5.0%
14,172,000		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%-4.900%, 02/01/2036-02/01/2046	16,761,689	0.2
4,130,000		Anheuser-Busch InBev Worldwide, Inc., 4.439%-5.450%, 01/23/2039-10/06/2048	4,966,960	0.1
4,270,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	4,283,218	0.1
2,825,000	(1)(2)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	2,938,000	0.0
1,769,000	(1)	Bristol-Myers Squibb Co., 3.400%, 07/26/2029	1,893,071	0.0
3,421,000	(1)	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	3,886,199	0.1
5,377,000	(1)	Cargill, Inc., 3.875%, 05/23/2049	6,190,764	0.1
17,370,000		Cigna Corp., 3.200%, 09/17/2020	17,542,288	0.3
8,531,000		Cigna Corp., 4.125%-4.900%, 11/15/2025-12/15/2048	9,537,428	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
14,383,000		CVS Health Corp., 3.700%-5.050%, 03/09/2023-03/25/2048	$15,758,820	0.2
7,379,000	(1)	Danone SA, 2.947%, 11/02/2026	7,560,486	0.1
1,976,000	(1)	Fresenius Medical Care US Finance III, Inc., 3.750%, 06/15/2029	1,989,022	0.0
2,290,000	(1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,358,334	0.0
3,849,000	(1)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	3,962,696	0.1
2,000,000	(1)	Kraft Heinz Foods Co., 3.750%, 04/01/2030	2,020,900	0.0
3,070,000	(1)	Mars, Inc., 3.200%, 04/01/2030	3,251,481	0.0
3,070,000	(1)(2)	Mars, Inc., 3.875%, 04/01/2039	3,436,765	0.1
3,375,000	(1)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	3,637,406	0.0
7,780,000	(1)	Post Holdings, Inc., 5.500%, 12/15/2029	8,139,825	0.1
2,250,000	(1)(2)	SC Johnson & Son, Inc., 4.750%, 10/15/2046	2,792,581	0.0
4,825,000	(1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	4,926,212	0.1
7,240,000	(1)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	7,498,330	0.1
5,330,000	(1)	Tenet Healthcare Corp., 5.125%, 11/01/2027	5,514,418	0.1
22,725,000		Unilever Capital Corp., 3.000%-3.250%, 03/07/2022-03/07/2024	23,683,928	0.3
192,255,000	(3)	Other Securities	205,877,384	2.8
			370,408,205	5.0
		Energy: 3.1%
6,159,000	(1)	Colonial Pipeline Co., 3.500%, 10/15/2020	6,206,603	0.1
400,000	(1)(2)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	413,501	0.0
2,850,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	2,992,500	0.0
1,575,000	(1)	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	1,773,647	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
1,020,000	(1)	MPLX L.P., 5.250%, 01/15/2025	$1,076,944	0.0
4,000,000	(1)	Petroleos del Peru SA, 4.750%, 06/19/2032	4,395,000	0.1
5,190,000	(1)	Schlumberger Investment SA, 2.400%, 08/01/2022	5,227,582	0.1
1,656,000	(1)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	1,689,758	0.0
2,975,000	(1)(2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	2,922,640	0.0
9,259,000		Williams Cos, Inc./The, 4.000%-5.400%, 09/15/2025-03/04/2044	10,112,812	0.1
5,430,000	(2)	Williams Partners L.P., 3.600%-3.750%, 03/15/2022-06/15/2027	5,607,425	0.1
182,349,000	(3)	Other Securities	192,635,420	2.6
			235,053,832	3.1
		Financial: 8.4%
9,100,000	(1)	ABN AMRO Bank NV, 4.750%, 07/28/2025	9,816,450	0.1
3,420,000	(1)	ANZ New Zealand Int’l Ltd./London, 3.400%, 03/19/2024	3,574,122	0.1
4,220,000	(1)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	4,455,298	0.1
59,420,000	(2)(4)	Bank of America Corp., 3.194%-5.125%, 05/17/2022-12/31/2199	64,153,350	0.9
3,962,000		Bank of Nova Scotia, 4.500%, 12/16/2025	4,313,455	0.0
11,810,000	(2)	Bank of Nova Scotia/The, 2.700%-3.125%, 04/20/2021-08/03/2026	12,001,174	0.2
2,980,000	(1)	Barclays Bank PLC, 10.179%, 06/12/2021	3,333,525	0.1
6,924,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	7,151,708	0.1
8,130,000	(1)	BPCE SA, 2.700%, 10/01/2029	8,091,053	0.1
2,094,000	(1)(2)	BPCE SA, 5.150%, 07/21/2024	2,294,655	0.0
7,020,000	(1)	BPCE SA, 5.700%, 10/22/2023	7,744,935	0.1
5,310,000		Citibank NA, 3.400%, 07/23/2021	5,440,397	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
8,085,000	(4)	Citigroup, Inc., 2.876%-5.500%, 07/24/2023-09/13/2025	$8,787,087	0.1
1,147,000	(1)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	1,190,681	0.0
1,520,000	(1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	1,512,471	0.0
4,330,000	(1)	Credit Agricole SA/ London, 2.375%, 07/01/2021	4,344,971	0.1
4,068,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	4,540,148	0.0
2,970,000	(1)(4)	Credit Suisse Group AG, 2.997%, 12/14/2023	2,999,654	0.1
1,170,000	(1)(4)	Credit Suisse Group AG, 3.869%, 01/12/2029	1,233,339	0.0
1,441,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/2028	1,550,732	0.0
5,660,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%-3.800%, 04/16/2021-09/15/2022	5,826,798	0.1
8,650,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	8,698,412	0.1
3,800,000	(1)	ESH Hospitality, Inc., 4.625%, 10/01/2027	3,819,000	0.1
2,885,000	(1)	Fairfax US, Inc., 4.875%, 08/13/2024	3,085,752	0.0
13,105,000	(1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	13,140,765	0.2
4,580,000	(1)(4)	Harborwalk Funding Trust, 5.077%, 02/15/2069	5,531,816	0.1
4,791,000	(1)	HSBC Bank PLC, 4.125%, 08/12/2020	4,877,965	0.0
19,008,000	(2)(4)	HSBC Holdings PLC, 3.803%-6.000%, 03/11/2025-12/31/2199	20,091,355	0.3
48,175,000	(2)(4)	JPMorgan Chase & Co., 2.550%-5.000%, 10/29/2020-12/31/2199	50,777,676	0.7
1,342,000	(1)	Liberty Mutual Group, Inc., 4.500%, 06/15/2049	1,497,277	0.0
3,080,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	3,093,942	0.0
24,101,000	(4)	Morgan Stanley, 2.750%-5.500%, 07/28/2021-04/22/2039	25,580,959	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
2,990,000	(1)(4)	National Australia Bank Ltd., 3.933%, 08/02/2034	$3,073,152	0.0
6,990,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	6,993,132	0.1
1,726,000	(1)(4)	Nationwide Building Society, 3.960%, 07/18/2030	1,804,877	0.0
4,965,000	(1)	New York Life Global Funding, 2.875%, 04/10/2024	5,119,407	0.1
1,345,000	(1)(4)	Nordea Bank ABP, 6.125%, 12/31/2199	1,401,443	0.0
2,735,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	2,832,776	0.0
4,410,000		Royal Bank of Canada, 2.949%, (US0003M + 0.660%), 10/05/2023	4,426,130	0.1
15,741,000	(4)	Royal Bank of Scotland Group PLC, 3.875%-4.519%, 09/12/2023-03/22/2025	16,363,765	0.2
24,960,000	(2)	Toronto-Dominion Bank/The, 2.650%-3.500%, 09/17/2020-06/12/2024	25,899,210	0.4
7,760,000	(1)	UBS AG/London, 2.450%, 12/01/2020	7,792,381	0.1
2,565,000	(1)(4)	UBS Group AG, 3.126%, 08/13/2030	2,586,452	0.0
12,450,000	(2)	Wells Fargo Bank NA, 3.625%, 10/22/2021	12,813,454	0.2
14,024,000		Wells Fargo & Co., 3.750%-4.750%, 08/15/2023-12/07/2046	15,202,160	0.2
209,115,008	(3)(5)	Other Securities	220,429,799	2.9
			631,289,060	8.4
		Industrial: 1.7%
8,620,000	(1)	Airbus Finance BV, 2.700%, 04/17/2023	8,761,614	0.1
2,440,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	2,128,900	0.0
2,750,000	(1)(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	2,928,750	0.0
2,570,000	(1)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,571,717	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
2,540,000	(1)(2)	SMBC Aviation Capital Finance DAC, 3.550%, 04/15/2024	$2,641,708	0.1
3,575,000	(1)(2)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	3,710,135	0.1
3,530,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	3,627,075	0.1
5,745,000	(1)	TTX Co., 3.600%, 01/15/2025	6,080,930	0.1
2,209,000	(1)	Vinci SA, 3.750%, 04/10/2029	2,420,382	0.0
87,231,000	(3)	Other Securities	91,689,594	1.2
			126,560,805	1.7
		Technology: 1.2%
2,143,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	2,418,465	0.1
4,100,000		IBM Credit LLC, 3.000%, 02/06/2023	4,221,210	0.0
12,049,000		International Business Machines Corp., 2.875%-3.300%, 11/09/2022-05/15/2026	12,657,609	0.2
4,125,000	(1)	SS&C Technologies, Inc., 5.500%, 09/30/2027	4,318,462	0.1
56,385,000	(3)	Other Securities	62,311,772	0.8
			85,927,518	1.2
		Utilities: 3.4%
7,500,000	(1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	9,599,200	0.1
5,385,000	(1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	5,739,463	0.1
2,166,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	2,262,423	0.0
7,326,000	(1)	DPL, Inc., 4.350%, 04/15/2029	7,246,391	0.1
2,155,000	(4)	Duke Energy Corp., 4.875%, 12/31/2199	2,208,067	0.0
3,030,000		Duke Energy Florida LLC, 4.200%, 07/15/2048	3,541,070	0.1
3,500,000		Duke Energy Indiana LLC, 3.250%, 10/01/2049	3,499,441	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities (continued)
2,495,000		Duke Energy Progress LLC, 3.450%, 03/15/2029	$2,691,751	0.0
11,301,000	(2)	Duke Energy Carolinas LLC, 2.950%-3.875%, 12/01/2026-08/15/2049	11,938,412	0.2
3,323,000		Entergy Corp., 2.950%, 09/01/2026	3,377,757	0.1
3,965,000		Entergy Gulf States Louisiana LLC, 3.950%, 10/01/2020	4,019,803	0.1
2,172,000		Entergy Texas, Inc., 4.000%, 03/30/2029	2,404,349	0.0
14,355,000		Entergy Louisiana LLC, 4.050%-4.200%, 09/01/2023-04/01/2050	16,211,782	0.2
3,199,000	(1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	3,505,117	0.0
1,950,000	(1)	Metropolitan Edison Co., 3.500%, 03/15/2023	2,026,509	0.0
750,000	(1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	862,472	0.0
4,500,000	(1)	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	5,190,281	0.1
159,792,000	(3)	Other Securities	168,906,413	2.3
			255,230,701	3.4
		Total Corporate Bonds/Notes (Cost $2,003,298,636)	2,112,872,956	28.2
COLLATERALIZED MORTGAGE OBLIGATIONS: 21.1%
1,064,552	(1)(4)	Agate Bay Mortgage Trust 2014-2 B4, 3.883%, 09/25/2044	1,094,583	0.0
2,808,625		Alternative Loan Trust 2004-J7 MI, 3.038%, (US0001M + 1.020%), 10/25/2034	2,749,752	0.1
2,975,367		Alternative Loan Trust 2005-10CB 1A1, 2.518%, (US0001M + 0.500%), 05/25/2035	2,555,801	0.1
2,522,649		Alternative Loan Trust 2005-51 3A2A, 3.736%, (12MTA + 1.290%), 11/20/2035	2,465,929	0.0
777,349		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	729,243	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
956,545		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	$948,751	0.0
1,755,534		Alternative Loan Trust 2005-J2 1A12, 2.418%, (US0001M + 0.400%), 04/25/2035	1,499,762	0.0
847,964		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	644,658	0.0
189,220		Alternative Loan Trust 2006-18CB A10, 2.418%, (US0001M + 0.400%), 07/25/2036	117,284	0.0
1,125,660		Alternative Loan Trust 2006-19CB A28, 2.618%, (US0001M + 0.600%), 08/25/2036	753,115	0.0
1,035,801		Alternative Loan Trust 2006-HY11 A1, 2.138%, (US0001M + 0.120%), 06/25/2036	991,988	0.0
1,230,372		Alternative Loan Trust 2007-23CB A3, 2.518%, (US0001M + 0.500%), 09/25/2037	698,310	0.0
3,089,488		Alternative Loan Trust 2007-2CB 2A1, 2.618%, (US0001M + 0.600%), 03/25/2037	1,951,489	0.0
1,237,745		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/2037	875,429	0.0
1,140,555		Alternative Loan Trust 2007-8CB A3, 2.518%, (US0001M + 0.500%), 05/25/2037	710,084	0.0
1,986,259		American Home Mortgage Assets Trust 2007-4 A4, 2.308%, (US0001M + 0.290%), 08/25/2037	1,854,681	0.0
2,866,030	(1)(4)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	2,894,122	0.0
1,059,385		Banc of America Funding 2007-2 1A16 Trust, 2.618%, (US0001M + 0.600%), 03/25/2037	832,656	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,139,878	(6)	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/2037	$99,404	0.0
4,742,929		Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 2.208%, (US0001M + 0.190%), 01/25/2037	4,700,650	0.1
4,017,026	(1)(4)	Chase Home Lending Mortgage Trust 2019-ATR1 A3, 4.000%, 04/25/2049	4,107,487	0.1
1,764,425	(1)(4)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	1,816,687	0.1
1,500,000	(1)(4)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	1,524,445	0.0
8,305,013	(1)(4)	CIM Trust 2019-J1 1A2, 3.500%, 08/25/2049	8,411,790	0.1
1,484,444		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	1,524,501	0.0
1,627,908	(4)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.591%, 11/25/2036	1,456,664	0.0
676,874	(4)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.218%, 09/25/2037	662,221	0.0
2,156,873	(1)(4)	Citigroup Mortgage Loan Trust 2010-7 3A5, 5.500%, 12/25/2035	2,208,844	0.1
1,605,767	(1)(4)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,719,200	0.0
2,869,000	(1)(4)	COLT 2018-1 M1 Mortgage Loan Trust, 3.661%, 02/25/2048	2,876,666	0.1
1,680,000	(1)(4)	COLT 2018-2 M1 Mortgage Loan Trust, 4.189%, 07/27/2048	1,732,342	0.0
1,550,000	(1)(4)	COLT 2018-3 M1 Mortgage Loan Trust, 4.283%, 10/26/2048	1,573,595	0.0
2,326,000	(1)(4)	COLT 2019-4 A3 Mortgage Loan Trust, 2.988%, 11/25/2049	2,325,974	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
556,764		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.518%, (US0001M + 0.500%), 11/25/2035	$352,366	0.0
6,642,263		Countrywide Asset- Backed Certificates 2005-IM1 M1, 2.738%, (US0001M + 0.720%), 11/25/2035	6,662,518	0.1
1,947,496	(1)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/2037	1,861,118	0.0
1,636,506	(1)(4)	CSMC Trust 2015-2 B3, 3.931%, 02/25/2045	1,697,566	0.0
1,800,000	(1)(4)	Deephave Residential Mortgage Trust 2019-2A M1, 3.921%, 04/25/2059	1,832,388	0.0
1,360,000	(1)(4)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	1,373,542	0.0
2,300,000	(1)(4)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	2,343,747	0.1
97,372,165	(4)(6)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 0.846%, 04/25/2037	3,907,555	0.1
2,004,985		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.337%, (US0001M + 0.280%), 08/19/2045	1,756,597	0.0
5,006,720	(6)	Fannie Mae 2008-12 SC, 4.332%, (-1.000*US0001M + 6.350%), 03/25/2038	950,074	0.0
8,173,072		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	9,517,389	0.1
956,153		Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	990,665	0.0
5,919,751		Fannie Mae 2012-66 EP, 4.000%, 06/25/2042	6,811,183	0.1
6,216,294		Fannie Mae 2013-116 UB, 4.000%, 11/25/2043	6,614,341	0.1
4,941,929		Fannie Mae 2013-20 DL, 4.000%, 03/25/2033	5,354,945	0.1
29,387,797	(6)	Fannie Mae 2016-82 SD, 4.032%, (-1.000*US0001M + 6.050%), 11/25/2046	5,835,132	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,447,374		Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	$6,737,920	0.1
17,292,238	(6)	Fannie Mae 2018-86 US, 4.572%, (-1.000*US0001M + 6.590%), 09/25/2040	3,805,370	0.1
21,016,364		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.268%, (US0001M + 4.250%), 04/25/2029	22,493,373	0.3
8,070,588		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 6.018%, (US0001M + 4.000%), 05/25/2025	8,530,668	0.1
250,275		Fannie Mae Connecticut Avenue Securities 2015-C02 2M2, 6.018%, (US0001M + 4.000%), 05/25/2025	259,242	0.0
1,724,542		Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 7.018%, (US0001M + 5.000%), 07/25/2025	1,827,964	0.0
12,382,125		Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 7.568%, (US0001M + 5.550%), 04/25/2028	13,242,301	0.2
3,851,241		Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 6.318%, (US0001M + 4.300%), 02/25/2025	4,083,319	0.1
775,626		Fannie Mae Connecticut Avenue Securities 2016-C01 2M2, 8.968%, (US0001M + 6.950%), 08/25/2028	840,351	0.0
16,210,019		Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 6.268%, (US0001M + 4.250%), 01/25/2029	17,142,679	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
22,645,744	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.468%, (US0001M + 4.450%), 01/25/2029	$23,870,965	0.3
9,548,229	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.368%, (US0001M + 4.350%), 05/25/2029	10,076,390	0.1
3,600,000	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 5.568%, (US0001M + 3.550%), 07/25/2029	3,787,199	0.1
8,434,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.668%, (US0001M + 3.650%), 09/25/2029	8,875,984	0.1
4,750,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.018%, (US0001M + 3.000%), 10/25/2029	4,942,747	0.1
9,400,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 4.868%, (US0001M + 2.850%), 11/25/2029	9,695,640	0.1
14,569,820	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.218%, (US0001M + 2.200%), 01/25/2030	14,771,758	0.2
1,495,000	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 4.668%, (US0001M + 2.650%), 02/25/2030	1,530,069	0.0
10,655,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.418%, (US0001M + 2.400%), 05/28/2030	10,793,544	0.2
9,550,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.518%, (US0001M + 2.500%), 05/25/2030	9,707,844	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,900,000		Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 4.818%, (US0001M + 2.800%), 02/25/2030	$9,084,030	0.1
15,277,487		Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.218%, (US0001M + 2.200%), 08/25/2030	15,401,505	0.2
3,550,000		Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 4.168%, (US0001M + 2.150%), 10/25/2030	3,580,949	0.1
4,182,500		Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.568%, (US0001M + 2.550%), 12/25/2030	4,259,062	0.1
6,715,000		Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 4.368%, (US0001M + 2.350%), 01/25/2031	6,798,824	0.1
16,151,000		Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 4.018%, (US0001M + 2.000%), 03/25/2031	16,224,544	0.2
9,894,648		Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 4.118%, (US0001M + 2.100%), 03/25/2031	9,967,445	0.1
13,715,652		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.268%, (US0001M + 2.250%), 07/25/2030	13,857,927	0.2
6,079,000	(1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.318%, (US0001M + 2.300%), 08/25/2031	6,117,836	0.1
13,900,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.418%, (US0001M + 2.400%), 04/25/2031	14,045,288	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,560,963		Fannie Mae Connecticut Avenue Securities, 7.718%, (US0001M + 5.700%), 04/25/2028	$9,412,980	0.1
19,549		Fannie Mae Grantor Trust 1998-T2 A6, 1.100%, (US0001M + 0.550%), 01/25/2032	20,095	0.0
21,024	(6)	Fannie Mae Interest Strip 104 2, 9.500%, 10/25/2021	1,463	0.0
1,545	(6)	Fannie Mae Interest Strip 83 2, 9.500%, 09/25/2020	40	0.0
488,208	(6)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/2043	68,604	0.0
1,481,020	(6)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/2028	117,797	0.0
162,125		Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	178,115	0.0
185,883	(6)	Fannie Mae REMIC Trust 1999-6 SE, 5.661%, (-1.000*US0001M + 7.685%), 02/17/2029	15,358	0.0
128,275		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	141,640	0.0
1,298,751		Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/2033	1,463,984	0.0
459,714		Fannie Mae REMIC Trust 2003-45 FJ, 3.600%, (US0001M + 1.500%), 06/25/2033	477,847	0.0
1,693,360	(6)	Fannie Mae REMIC Trust 2003-66 SA, 5.632%, (-1.000*US0001M + 7.650%), 07/25/2033	385,362	0.0
313,921	(6)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	71,368	0.0
885,356		Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/2033	984,495	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,242,132		Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/2034	$1,375,551	0.0
26,255		Fannie Mae REMIC Trust 2004-56 FE, 2.468%, (US0001M + 0.450%), 10/25/2033	26,389	0.0
660,153		Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/2034	730,757	0.0
1,391,472		Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/2034	1,501,252	0.0
3,438,019		Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/2035	3,798,515	0.1
164,984		Fannie Mae REMIC Trust 2006-104 ES, 23.358%, (-5.000*US0001M + 33.450%), 11/25/2036	303,630	0.0
3,064,430	(6)	Fannie Mae REMIC Trust 2006-12 SD, 4.732%, (-1.000*US0001M + 6.750%), 10/25/2035	547,930	0.0
931,186	(6)	Fannie Mae REMIC Trust 2006-123 UI, 4.722%, (-1.000*US0001M + 6.740%), 01/25/2037	207,839	0.0
238,086	(6)	Fannie Mae REMIC Trust 2006-72 HS, 4.682%, (-1.000*US0001M + 6.700%), 08/25/2026	30,082	0.0
38,552		Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/2037	42,933	0.0
4,780,413	(6)	Fannie Mae REMIC Trust 2007-91 AS, 4.382%, (-1.000*US0001M + 6.400%), 10/25/2037	1,050,572	0.0
2,107,188		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,300,777	0.0
10,069,463	(4)	Fannie Mae REMIC Trust 2009-50 HZ, 5.552%, 02/25/2049	11,086,952	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,455,786	(6)	Fannie Mae REMIC Trust 2009-90 TS, 4.132%, (-1.000*US0001M + 6.150%), 11/25/2039	$442,568	0.0
3,178,192	(6)	Fannie Mae REMIC Trust 2010-118 GS, 3.932%, (-1.000*US0001M + 5.950%), 10/25/2039	217,264	0.0
6,498,380	(6)	Fannie Mae REMIC Trust 2010-123 SL, 4.052%, (-1.000*US0001M + 6.070%), 11/25/2040	1,022,537	0.0
7,027,978	(6)	Fannie Mae REMIC Trust 2010-41 SB, 4.382%, (-1.000*US0001M + 6.400%), 05/25/2040	1,332,814	0.0
1,990,228	(6)	Fannie Mae REMIC Trust 2010-43 VS, 4.432%, (-1.000*US0001M + 6.450%), 05/25/2040	376,229	0.0
11,049,000		Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	12,412,492	0.2
2,245,200	(6)	Fannie Mae REMIC Trust 2011-102 SA, 4.582%, (-1.000*US0001M + 6.600%), 10/25/2041	410,343	0.0
3,373,070		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	3,855,946	0.1
3,123,450	(6)	Fannie Mae REMIC Trust 2011-93 GS, 4.532%, (-1.000*US0001M + 6.550%), 04/25/2039	707,277	0.0
1,247,518	(6)	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/2041	64,384	0.0
8,533,814	(6)	Fannie Mae REMIC Trust 2012-122 SB, 4.132%, (-1.000*US0001M + 6.150%), 11/25/2042	1,666,028	0.0
4,559,465	(6)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/2042	401,089	0.0
8,091,502	(6)	Fannie Mae REMIC Trust 2012-133 AS, 4.182%, (-1.000*US0001M + 6.200%), 10/25/2042	1,447,842	0.0
1,274,620	(6)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/2042	138,156	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,747,547	(6)	Fannie Mae REMIC Trust 2012-15 SP, 4.602%, (-1.000*US0001M + 6.620%), 06/25/2040	$607,263	0.0
2,933,862	(6)	Fannie Mae REMIC Trust 2012-24 HS, 4.532%, (-1.000*US0001M + 6.550%), 09/25/2040	365,799	0.0
6,973,375	(6)	Fannie Mae REMIC Trust 2012-30 QS, 4.582%, (-1.000*US0001M + 6.600%), 04/25/2031	695,404	0.0
1,861,106	(6)	Fannie Mae REMIC Trust 2012-68 YS, 4.682%, (-1.000*US0001M + 6.700%), 07/25/2042	316,682	0.0
2,972,156	(6)	Fannie Mae REMIC Trust 2013-26 JS, 4.182%, (-1.000*US0001M + 6.200%), 10/25/2032	424,594	0.0
10,329,918	(6)	Fannie Mae REMIC Trust 2013-60 DS, 4.182%, (-1.000*US0001M + 6.200%), 06/25/2033	1,740,080	0.0
9,383,230	(6)	Fannie Mae REMIC Trust 2013-9 SM, 4.232%, (-1.000*US0001M + 6.250%), 02/25/2033	1,497,041	0.0
6,388,216	(6)	Fannie Mae REMIC Trust 2014-17 DS, 4.182%, (-1.000*US0001M + 6.200%), 02/25/2043	752,234	0.0
3,220,222	(6)	Fannie Mae REMIC Trust 2014-28 BS, 4.182%, (-1.000*US0001M + 6.200%), 08/25/2043	493,356	0.0
3,019,000		Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/2041	2,991,673	0.0
59,348,289	(6)	Fannie Mae REMIC Trust 2015-79 SA, 4.232%, (-1.000*US0001M + 6.250%), 11/25/2045	10,837,401	0.2
24,052,823	(6)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	5,366,801	0.1
41,520,903	(6)	Fannie Mae REMICS 16-60 SB, 4.082%, (-1.000*US0001M + 6.100%), 09/25/2046	7,655,143	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
16		Fannie Mae REMICS 1990-59 K, 1184.190%, 06/25/2020	$57	0.0
6		Fannie Mae REMICS 1990-97 H, 1133.313%, 08/25/2020	13	0.0
179,661	(6)	Fannie Mae REMICS 1997-18 SG, 6.075%, (-1.000*US0001M + 8.100%), 03/17/2027	22,430	0.0
122,734	(6)	Fannie Mae REMICS 1997-91 FC, 0.000%, (US0001M + (8.500)%), 11/25/2023	3	0.0
33,509	(6)	Fannie Mae REMICS 1999-57 SC, 7.725%, (-1.000*US0001M + 9.750%), 11/17/2029	2,069	0.0
29,854	(6)	Fannie Mae REMICS 2000-38 SK, 7.175%, (-1.000*US0001M + 9.200%), 10/17/2030	552	0.0
3,713	(6)	Fannie Mae REMICS 2001-15 S, 6.159%, (-1.000*US0001M + 8.200%), 04/18/2021	20	0.0
349,145	(6)	Fannie Mae REMICS 2001-72 SC, 1.000%, (-1.000*US0001M + 8.500%), 12/25/2031	13,257	0.0
119,410	(6)	Fannie Mae REMICS 2001-8 SK, 6.709%, (-1.000*US0001M + 8.750%), 03/18/2031	17,381	0.0
1,375	(6)	Fannie Mae REMICS 2001-8 SO, 7.756%, (-1.000*US0001M + 9.800%), 02/20/2031	12	0.0
752,843	(6)	Fannie Mae REMICS 2003-49 SW, 4.982%, (-1.000*US0001M + 7.000%), 01/25/2033	138,672	0.0
6,063,800	(6)	Fannie Mae REMICS 2004-54 SN, 5.032%, (-1.000*US0001M + 7.050%), 07/25/2034	1,209,054	0.0
545,058	(6)	Fannie Mae REMICS 2004-88 JH, 4.582%, (-1.000*US0001M + 6.600%), 06/25/2033	12,594	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,570,848	(6)	Fannie Mae REMICS 2005-75 SP, 4.732%, (-1.000*US0001M + 6.750%), 08/25/2035	$262,029	0.0
3,189,320	(6)	Fannie Mae REMICS 2006-56 SM, 4.732%, (-1.000*US0001M + 6.750%), 07/25/2036	582,025	0.0
1,002,194	(6)	Fannie Mae REMICS 2007-21 SB, 4.382%, (-1.000*US0001M + 6.400%), 03/25/2037	109,133	0.0
1,621,127	(6)	Fannie Mae REMICS 2007-52 NS, 4.432%, (-1.000*US0001M + 6.450%), 06/25/2037	302,848	0.0
2,011,080	(6)	Fannie Mae REMICS 2007-85 SM, 4.442%, (-1.000*US0001M + 6.460%), 09/25/2037	362,918	0.0
503,523		Fannie Mae REMICS 2008-16 Z, 5.500%, 03/25/2038	575,436	0.0
16,361	(6)	Fannie Mae REMICS 2010-112 SG, 4.342%, (-1.000*US0001M + 6.360%), 06/25/2021	159	0.0
9,747,380	(6)	Fannie Mae REMICS 2010-150 SJ, 4.462%, (-1.000*US0001M + 6.480%), 01/25/2041	2,048,741	0.0
1,582,435	(6)	Fannie Mae REMICS 2010-35 CS, 4.432%, (-1.000*US0001M + 6.450%), 04/25/2050	264,138	0.0
2,380,176		Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	2,669,793	0.0
6,166,562		Fannie Mae REMICS 2011-101 DB, 4.000%, 10/25/2041	6,955,302	0.1
659,372		Fannie Mae REMICS 2011-116 ZA, 3.500%, 11/25/2041	707,422	0.0
132,000		Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	141,663	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
13,263,425	(6)	Fannie Mae REMICS 2011-47 GS, 3.912%, (-1.000*US0001M + 5.930%), 06/25/2041	$2,189,778	0.0
3,744,352		Fannie Mae REMICS 2011-8 ZA, 4.000%, 02/25/2041	3,988,594	0.1
7,921,000	(6)	Fannie Mae REMICS 2012-111 SL, 4.082%, (-1.000*US0001M + 6.100%), 05/25/2041	955,898	0.0
5,798,333		Fannie Mae REMICS 2012-111 ZK, 3.500%, 10/25/2042	6,376,676	0.1
11,552,390	(6)	Fannie Mae REMICS 2012-120 WI, 3.000%, 11/25/2027	847,196	0.0
3,000,000		Fannie Mae REMICS 2012-134 KV, 3.000%, 07/25/2031	3,079,964	0.0
10,017,528		Fannie Mae REMICS 2012-17 QZ, 4.000%, 03/25/2042	10,873,433	0.2
5,815,272		Fannie Mae REMICS 2012-2 HE, 4.000%, 02/25/2042	6,500,205	0.1
2,057,572		Fannie Mae REMICS 2012-30 AB, 4.000%, 04/25/2042	2,237,628	0.0
2,649,113		Fannie Mae REMICS 2012-33 BW, 4.000%, 04/25/2042	2,939,332	0.0
1,058,948		Fannie Mae REMICS 2012-44 KW, 3.500%, 05/25/2032	1,084,210	0.0
6,500,000		Fannie Mae REMICS 2012-55 PC, 3.500%, 05/25/2042	6,858,932	0.1
500,000		Fannie Mae REMICS 2012-80 MY, 3.250%, 08/25/2042	541,360	0.0
2,700,000		Fannie Mae REMICS 2013-111 BA, 3.000%, 11/25/2033	2,818,669	0.0
1,403,000		Fannie Mae REMICS 2013-13 BE, 4.000%, 03/25/2043	1,668,259	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,187,997		Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	$1,198,100	0.0
11,411,555	(6)	Fannie Mae REMICS 2013-40 LS, 4.132%, (-1.000*US0001M + 6.150%), 05/25/2043	2,142,394	0.0
11,952,219	(6)	Fannie Mae REMICS 2013-70 BI, 3.000%, 07/25/2033	1,317,937	0.0
13,200,133	(6)	Fannie Mae REMICS 2014-15 SB, 4.632%, (-1.000*US0001M + 6.650%), 04/25/2044	3,102,908	0.1
10,435,832	(6)	Fannie Mae REMICS 2014-20 HI, 4.000%, 01/25/2040	458,875	0.0
970,000		Fannie Mae REMICS 2014-61 PY, 3.500%, 10/25/2044	1,098,721	0.0
16,242,216		Fannie Mae REMICS 2015-20 EZ, 3.500%, 04/25/2045	18,315,704	0.3
1,453,458		Fannie Mae REMICS 2015-45 EY, 2.500%, 12/25/2040	1,455,378	0.0
10,264,171	(6)	Fannie Mae REMICS 2015-56 IC, 6.000%, 08/25/2045	1,991,070	0.0
2,000,000		Fannie Mae REMICS 2015-67 AV, 3.500%, 01/25/2036	2,209,235	0.0
5,000,000		Fannie Mae REMICS 2015-67 QV, 3.000%, 12/25/2040	5,120,042	0.1
4,334,033	(6)	Fannie Mae REMICS 2015-76 PI, 6.000%, 09/25/2045	758,651	0.0
10,001,855	(6)	Fannie Mae REMICS 2016-52 MI, 4.000%, 12/25/2045	1,663,419	0.0
924,673		Fannie Mae REMICS 2016-9 D, 3.000%, 03/25/2046	946,484	0.0
9,333,895		Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	9,587,167	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
57,931,966	(6)	Fannie Mae REMICS 2018-15 SC, 4.282%, (-1.000*US0001M + 6.300%), 03/25/2048	$10,774,766	0.2
6,131,415		Fannie Mae REMICS 2018-38 LA, 3.000%, 06/25/2048	6,215,511	0.1
29,998,942		Fannie Mae REMICS 2018-73 AB, 3.000%, 10/25/2048	30,946,747	0.4
5,875,066		Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	6,088,011	0.1
74,470,669	(6)	Fannie Mae REMICS 2018-82 SA, 4.182%, (-1.000*US0001M + 6.200%), 11/25/2048	14,211,007	0.2
72,011,275	(6)	Fannie Mae REMICS 2018-86 SM, 4.182%, (-1.000*US0001M + 6.200%), 12/25/2048	13,233,930	0.2
62,751,956	(6)	Fannie Mae REMICS 2018-91 SB, 4.082%, (-1.000*US0001M + 6.100%), 12/25/2058	11,993,311	0.2
20,620,637	(6)	Fannie Mae REMICS 2019-21 AI, 5.000%, 05/25/2059	4,836,342	0.1
24,478,818	(6)	Fannie Mae REMICS 2019-30 SB, 4.082%, (-1.000*US0001M + 6.100%), 07/25/2049	4,405,617	0.1
17,732,570		Fannie Mae REMICS 2019-37 CA, 3.000%, 10/25/2047	18,355,912	0.3
22,017,314	(6)	Fannie Mae REMICS 2019-39 SA, 4.082%, (-1.000*US0001M + 6.100%), 08/25/2049	3,776,751	0.1
116,137,523	(6)	Fannie Mae REMICS 2019-41 S, 3.982%, (-1.000*US0001M + 6.000%), 08/25/2059	20,293,093	0.3
13,906,765	(6)	Fannie Mae REMICS 2019-47 SB, 4.082%, (-1.000*US0001M + 6.100%), 05/25/2040	2,478,021	0.0
33		Fannie Mae REMICS G-9 G, 509.000%, 04/25/2021	98	0.0
7,585		Fannie Mae REMICS G93-35 ZQ, 6.500%, 11/25/2023	8,009	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,057,799		Fannie Mae REMICS Trust 2010-53 JZ, 5.000%, 07/25/2040	$4,667,253	0.1
40,587,314	(6)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	4,650,458	0.1
2,163,843	(6)	Fannie Mae Series 2013-72 YS, 4.132%, (-1.000*US0001M + 6.150%), 07/25/2033	348,538	0.0
258,000	(6)	FHLMC-GNMA 20 S, 6.882%, (-1.000*US0001M + 8.900%), 10/25/2023	27,873	0.0
1,932,273	(1)(4)	Flagstar Mortgage Trust 2018-1 B1, 4.038%, 03/25/2048	2,102,295	0.0
2,265,590	(1)(4)	Flagstar Mortgage Trust 2018-1 B2, 4.038%, 03/25/2048	2,428,242	0.0
2,519,684	(1)(4)	Flagstar Mortgage Trust 2018-1 B3, 4.038%, 03/25/2048	2,611,926	0.1
1,284,954	(1)(4)	Flagstar Mortgage Trust 2018-2 B2, 4.063%, 04/25/2048	1,368,672	0.0
4,140,792	(1)(4)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	4,268,590	0.1
29,597,962		Freddie Mac 326 350, 3.500%, 03/15/2044	31,278,783	0.4
11,244,726	(6)	Freddie Mac 3510 AS, 4.383%, (-1.000*US0001M + 6.410%), 04/15/2037	2,339,961	0.0
9,494,931	(6)	Freddie Mac 4191 SA, 4.173%, (-1.000*US0001M + 6.200%), 03/15/2043	1,418,036	0.0
4,071,120		Freddie Mac 4316 XZ, 4.500%, 03/15/2044	4,854,724	0.1
5,000,000		Freddie Mac 4800 KG, 3.500%, 11/15/2045	5,162,177	0.1
893,484		Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/2036	1,032,590	0.0
433,863		Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/2036	500,048	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
125,745		Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	$139,485	0.0
118,160		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	130,466	0.0
800,876		Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/2029	903,684	0.0
169,213		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	190,977	0.0
159,117		Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	164,040	0.0
318,116		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	357,480	0.0
125,513	(6)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	28,136	0.0
862,219		Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/2034	955,329	0.0
165,582		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	189,630	0.0
922,934	(6)	Freddie Mac REMIC Trust 2866 GS, 4.573%, (-1.000*US0001M + 6.600%), 09/15/2034	32,327	0.0
447,216	(6)	Freddie Mac REMIC Trust 2883 SD, 4.673%, (-1.000*US0001M + 6.700%), 10/15/2034	17,796	0.0
250,945		Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	277,744	0.0
358,828		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	397,672	0.0
6,958,815	(6)	Freddie Mac REMIC Trust 3045 DI, 4.703%, (-1.000*US0001M + 6.730%), 10/15/2035	1,378,869	0.0
2,254		Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/2035	2,251	0.0
1,291,144		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	1,431,019	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
114,803	(7)(8)	Freddie Mac REMIC Trust 3139 PO, 0.000%, 01/15/2036	$113,910	0.0
1,602,467	(6)	Freddie Mac REMIC Trust 3171 PS, 4.458%, (-1.000*US0001M + 6.485%), 06/15/2036	267,647	0.0
7,510,809	(6)	Freddie Mac REMIC Trust 3199 S, 4.423%, (-1.000*US0001M + 6.450%), 08/15/2036	1,544,919	0.0
642,557		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	728,181	0.0
198,806		Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/2037	219,524	0.0
340,556	(4)(6)	Freddie Mac REMIC Trust 3524 LA, 5.276%, 03/15/2033	378,039	0.0
38,309		Freddie Mac REMIC Trust 3556 NT, 5.128%, (US0001M + 3.100%), 03/15/2038	39,207	0.0
6,887,583		Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	7,782,792	0.1
626,176		Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	712,555	0.0
985,782	(6)	Freddie Mac REMIC Trust 3710 SL, 3.973%, (-1.000*US0001M + 6.000%), 05/15/2036	17,187	0.0
481,060		Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	546,438	0.0
12,731,215		Freddie Mac REMIC Trust 3747 HW, 4.500%, 05/15/2038	12,844,994	0.2
1,000,000		Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/2039	1,037,121	0.0
326,980		Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	359,736	0.0
1,762,369	(6)	Freddie Mac REMIC Trust 3856 KS, 4.523%, (-1.000*US0001M + 6.550%), 05/15/2041	303,650	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,545,383	(6)	Freddie Mac REMIC Trust 3925 SD, 4.023%, (-1.000*US0001M + 6.050%), 07/15/2040	$157,355	0.0
9,119,389	(6)	Freddie Mac REMIC Trust 3925 SL, 4.023%, (-1.000*US0001M + 6.050%), 01/15/2041	974,715	0.0
413,181		Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	453,488	0.0
2,031,444	(6)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	161,046	0.0
2,361,945	(6)	Freddie Mac REMIC Trust 4088 CS, 3.973%, (-1.000*US0001M + 6.000%), 08/15/2042	437,222	0.0
8,300,782	(6)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/2033	904,161	0.0
4,322,898	(6)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	630,234	0.0
4,145,886		Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	4,286,092	0.1
1,309,303		Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	1,536,569	0.0
2,186,959	(6)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/2043	268,921	0.0
4,857,561		Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	5,699,472	0.1
6,520,329		Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	7,654,753	0.1
1,916,000		Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/2040	1,933,925	0.0
7,429,144	(6)	Freddie Mac REMIC Trust 4386 LS, 4.073%, (-1.000*US0001M + 6.100%), 09/15/2044	1,268,965	0.0
13		Freddie Mac REMICS 1006 I, 860.000%, 10/15/2020	41	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
37		Freddie Mac REMICS 1023 C, 508.500%, 12/15/2020	$106	0.0
3		Freddie Mac REMICS 1074 J, 332.203%, 05/15/2021	3	0.0
63		Freddie Mac REMICS 1094 L, 1141.844%, 06/15/2021	480	0.0
32		Freddie Mac REMICS 1159 D, 1016.386%, 11/15/2021	188	0.0
11		Freddie Mac REMICS 121 I, 622.000%, 03/15/2021	19	0.0
16		Freddie Mac REMICS 1278 L, 1127.368%, 05/15/2022	117	0.0
3,493	(6)	Freddie Mac REMICS 1368 S, 7.473%, (-1.000*US0001M + 9.500%), 08/15/2022	87	0.0
2		Freddie Mac REMICS 182 S, 1063.390%, 08/15/2021	6	0.0
79,025	(6)	Freddie Mac REMICS 2074 S, 6.675%, (-1.000*US0001M + 8.700%), 07/17/2028	8,211	0.0
81,338	(6)	Freddie Mac REMICS 2232 SA, 6.575%, (-1.000*US0001M + 8.600%), 05/17/2030	5,509	0.0
25,744	(6)	Freddie Mac REMICS 2301 SP, 7.223%, (-1.000*US0001M + 9.250%), 04/15/2031	3,289	0.0
2,074,002	(6)	Freddie Mac REMICS 2953 LS, 4.673%, (-1.000*US0001M + 6.700%), 12/15/2034	139,214	0.0
2,116,523	(6)	Freddie Mac REMICS 2993 GS, 4.123%, (-1.000*US0001M + 6.150%), 06/15/2025	165,837	0.0
1,062,676	(6)	Freddie Mac REMICS 3006 SI, 4.713%, (-1.000*US0001M + 6.740%), 07/15/2035	191,851	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,114,195	(6)	Freddie Mac REMICS 3006 YI, 4.713%, (-1.000*US0001M + 6.740%), 07/15/2035	$214,276	0.0
13,903	(6)	Freddie Mac REMICS 3034 SE, 4.673%, (-1.000*US0001M + 6.700%), 09/15/2035	115	0.0
6,827,270	(6)	Freddie Mac REMICS 3213 JS, 5.173%, (-1.000*US0001M + 7.200%), 09/15/2036	1,619,534	0.0
1,489,702	(6)	Freddie Mac REMICS 3375 QI, 0.600%, (-10.000*US0001M + 64.600%), 10/15/2037	39,596	0.0
4,283,138		Freddie Mac REMICS 3736 ZP, 4.000%, 10/15/2040	4,714,290	0.1
5,000,000		Freddie Mac REMICS 3740 KE, 4.000%, 10/15/2040	5,379,778	0.1
20,817,914		Freddie Mac REMICS 3753 KZ, 4.500%, 11/15/2040	24,475,497	0.3
6,231,287		Freddie Mac REMICS 3775 GZ, 4.500%, 12/15/2040	6,969,931	0.1
1,900,000		Freddie Mac REMICS 3820 NC, 4.500%, 03/15/2041	2,180,817	0.0
690,619		Freddie Mac REMICS 3843 JZ, 5.100%, 04/15/2041	902,521	0.0
500,000		Freddie Mac REMICS 3848 WX, 5.000%, 04/15/2041	571,607	0.0
2,350,000		Freddie Mac REMICS 3890 ME, 5.000%, 07/15/2041	2,887,988	0.0
5,000,000		Freddie Mac REMICS 3893 PU, 4.000%, 07/15/2041	5,482,270	0.1
7,000,000		Freddie Mac REMICS 3919 BY, 4.000%, 09/15/2041	7,603,091	0.1
9,159,391		Freddie Mac REMICS 3919 ZB, 4.000%, 09/15/2041	10,524,009	0.2
3,790,000		Freddie Mac REMICS 3923 GY, 4.000%, 09/15/2041	4,337,444	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,000,000		Freddie Mac REMICS 3934 CB, 4.000%, 10/15/2041	$3,263,107	0.1
420,000		Freddie Mac REMICS 3934 KB, 5.000%, 10/15/2041	497,595	0.0
1,500,000		Freddie Mac REMICS 3997 PB, 4.000%, 02/15/2042	1,652,530	0.0
2,708,612		Freddie Mac REMICS 4000 ZT, 3.500%, 01/15/2042	3,007,169	0.0
10,089,683	(6)	Freddie Mac REMICS 4057 SN, 4.623%, (-1.000*US0001M + 6.650%), 12/15/2041	1,622,182	0.0
3,092,097		Freddie Mac REMICS 4057 ZB, 3.500%, 06/15/2042	3,294,147	0.1
14,511,664		Freddie Mac REMICS 4084 TZ, 4.000%, 07/15/2042	16,188,304	0.2
3,287,222	(6)	Freddie Mac REMICS 4090 SN, 4.673%, (-1.000*US0001M + 6.700%), 08/15/2032	564,674	0.0
1,978,316		Freddie Mac REMICS 4100 JA, 3.500%, 10/15/2041	2,063,120	0.0
2,128,000		Freddie Mac REMICS 4193 BP, 4.000%, 04/15/2043	2,538,770	0.0
10,146,832		Freddie Mac REMICS 4199 BZ, 3.500%, 05/15/2043	11,150,792	0.2
310,000		Freddie Mac REMICS 4235 QD, 3.000%, 08/15/2033	322,655	0.0
51,888,822	(6)	Freddie Mac REMICS 4301 SD, 4.073%, (-1.000*US0001M + 6.100%), 07/15/2037	9,100,609	0.1
6,124,326		Freddie Mac REMICS 4310 BZ, 4.000%, 02/15/2044	6,890,205	0.1
3,102,000		Freddie Mac REMICS 4401 BL, 3.500%, 10/15/2034	3,398,785	0.1
28,349,005	(6)	Freddie Mac REMICS 4461 AS, 3.573%, (-1.000*US0001M + 5.600%), 04/15/2045	4,805,445	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,124,000		Freddie Mac REMICS 4492 VB, 3.500%, 05/15/2035	$3,441,651	0.1
1,092,367		Freddie Mac REMICS 4500 HC, 3.000%, 11/15/2042	1,119,102	0.0
2,913,000		Freddie Mac REMICS 4505 PB, 3.000%, 08/15/2045	3,068,002	0.1
32,419,049	(6)	Freddie Mac REMICS 4574 ST, 3.973%, (-1.000*US0001M + 6.000%), 04/15/2046	5,705,973	0.1
7,532,800		Freddie Mac REMICS 4608 JV, 3.500%, 01/15/2055	7,789,274	0.1
906,113		Freddie Mac REMICS 4673 WA, 3.500%, 09/15/2043	928,366	0.0
31,706,870		Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	33,576,688	0.5
2,457,000		Freddie Mac REMICS 4772 VG, 4.500%, 08/15/2036	2,786,079	0.0
13,474,764		Freddie Mac REMICS 4795 D, 5.000%, 05/15/2048	15,999,540	0.2
1,632,872		Freddie Mac REMICS 4904 HB, 3.000%, 08/25/2049	1,661,351	0.0
606,535		Freddie Mac REMICS 4914 DB, 3.000%, 09/25/2049	620,718	0.0
11,362,573		Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	13,010,230	0.2
7,661,566		Freddie Mac Strips 277 30, 3.000%, 09/15/2042	7,840,750	0.1
7,547,973	(6)	Freddie Mac Strips 303 C17, 3.500%, 01/15/2043	1,283,878	0.0
4,940,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 5.918%, (US0001M + 3.900%), 12/25/2027	5,138,617	0.1
5,750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.718%, (US0001M + 4.700%), 04/25/2028	6,351,405	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,948,315	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 5.818%, (US0001M + 3.800%), 03/25/2025	$4,065,098	0.1
12,700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.695%, (US0001M + 5.550%), 07/25/2028	14,089,628	0.2
7,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA2 M3, 7.168%, (US0001M + 5.150%), 11/25/2028	7,946,864	0.1
750,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 5.868%, (US0001M + 3.850%), 03/25/2029	796,087	0.0
4,800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.468%, (US0001M + 3.450%), 10/25/2029	5,070,395	0.1
8,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.518%, (US0001M + 2.500%), 03/25/2030	8,384,257	0.1
6,800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 5.568%, (US0001M + 3.550%), 08/25/2029	7,148,995	0.1
10,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.668%, (US0001M + 2.650%), 12/25/2029	10,470,733	0.1
12,620,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.368%, (US0001M + 2.350%), 04/25/2030	12,778,717	0.2
9,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 3.818%, (US0001M + 1.800%), 07/25/2030	9,210,184	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.318%, (US0001M + 2.300%), 09/25/2030	$1,819,484	0.0
3,000,000	(1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 4.068%, (US0001M + 2.050%), 04/25/2049	3,014,667	0.0
1,115,767	(4)	Freddie Mac Structured Pass Through Certificates T-48 1A, 4.921%, 07/25/2033	1,218,566	0.0
1,408,420	(1)(4)	Galton Funding Mortgage Trust 2017-2 A21, 4.000%, 06/25/2059	1,426,834	0.0
3,626,283	(1)(4)	Galton Funding Mortgage Trust 2018-1 B1, 3.800%, 11/25/2057	3,777,802	0.1
1,728	(6)	Ginnie Mae 2000-22 SD, 7.773%, (-1.000*US0001M + 9.800%), 05/16/2030	50	0.0
2,114,535	(6)	Ginnie Mae 2005-37 SI, 4.106%, (-1.000*US0001M + 6.150%), 05/20/2035	332,199	0.0
2,149,940	(6)	Ginnie Mae 2007-23 ST, 4.156%, (-1.000*US0001M + 6.200%), 04/20/2037	303,529	0.0
2,468,542	(6)	Ginnie Mae 2007-40 SE, 4.706%, (-1.000*US0001M + 6.750%), 07/20/2037	496,760	0.0
1,716,678	(6)	Ginnie Mae 2007-7 EI, 4.156%, (-1.000*US0001M + 6.200%), 02/20/2037	313,440	0.0
5,922,933	(6)	Ginnie Mae 2010-11 SA, 4.393%, (-1.000*US0001M + 6.420%), 01/16/2040	1,185,548	0.0
2,551,081	(6)	Ginnie Mae 2010-14 SB, 4.756%, (-1.000*US0001M + 6.800%), 11/20/2035	505,303	0.0
2,140,518	(6)	Ginnie Mae 2010-99 IT, 5.000%, 08/16/2040	367,665	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,002,828		Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	$948,194	0.0
2,030,175		Ginnie Mae 2015-3 ZD, 4.000%, 01/20/2045	2,420,731	0.1
69,866,007	(6)	Ginnie Mae 2018-167 CS, 4.056%, (-1.000*US0001M + 6.100%), 12/20/2048	8,498,585	0.1
714,543	(6)	Ginnie Mae Series 2005-7 AH, 4.743%, (-1.000*US0001M + 6.770%), 02/16/2035	127,174	0.0
13,276,863	(6)	Ginnie Mae Series 2007-41 SL, 4.656%, (-1.000*US0001M + 6.700%), 07/20/2037	2,923,604	0.1
1,420,869	(6)	Ginnie Mae Series 2008-2 SW, 4.506%, (-1.000*US0001M + 6.550%), 01/20/2038	317,085	0.0
843,068	(6)	Ginnie Mae Series 2008-35 SN, 4.356%, (-1.000*US0001M + 6.400%), 04/20/2038	127,681	0.0
483,476	(6)	Ginnie Mae Series 2008-40 PS, 4.473%, (-1.000*US0001M + 6.500%), 05/16/2038	90,007	0.0
1,187,570	(6)	Ginnie Mae Series 2009-25 KS, 4.156%, (-1.000*US0001M + 6.200%), 04/20/2039	221,798	0.0
943,959		Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	1,041,624	0.0
1,020,134		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,138,924	0.0
1,994,586	(6)	Ginnie Mae Series 2009-33 SN, 4.256%, (-1.000*US0001M + 6.300%), 05/20/2039	78,424	0.0
11,726,912		Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	13,231,426	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,091,779		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	$2,279,124	0.0
272,213	(6)	Ginnie Mae Series 2009-43 HS, 4.156%, (-1.000*US0001M + 6.200%), 06/20/2038	9,404	0.0
2,904,824		Ginnie Mae Series 2009-98 DA, 3.250%, 07/16/2039	3,018,346	0.1
2,345,664	(6)	Ginnie Mae Series 2010-116 NS, 4.623%, (-1.000*US0001M + 6.650%), 09/16/2040	414,375	0.0
6,530,252	(6)	Ginnie Mae Series 2010-116 SK, 4.576%, (-1.000*US0001M + 6.620%), 08/20/2040	1,258,920	0.0
10,243,085	(6)	Ginnie Mae Series 2010-149 HS, 4.073%, (-1.000*US0001M + 6.100%), 05/16/2040	1,092,797	0.0
480,000		Ginnie Mae Series 2010-164 MD, 4.000%, 12/20/2040	537,491	0.0
1,791,724	(6)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/2040	501,261	0.0
1,891,012	(6)	Ginnie Mae Series 2010-68 MS, 3.806%, (-1.000*US0001M + 5.850%), 06/20/2040	329,231	0.0
4,424,317		Ginnie Mae Series 2011-52 PA, 4.250%, 02/16/2041	4,741,899	0.1
5,110,353	(6)	Ginnie Mae Series 2011-72 SA, 3.323%, (-1.000*US0001M + 5.350%), 05/16/2041	775,726	0.0
6,024,386	(6)	Ginnie Mae Series 2011-73 LS, 4.646%, (-1.000*US0001M + 6.690%), 08/20/2039	487,116	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
112,972		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	$114,877	0.0
1,331,254	(6)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/2041	123,239	0.0
1,388,000		Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/2042	1,478,482	0.0
9,452,828	(6)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	1,841,796	0.0
786,132		Ginnie Mae Series 2013-27 KA, 2.250%, 02/20/2043	794,017	0.0
2,251,524	(6)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/2029	190,001	0.0
5,792,501	(6)	Ginnie Mae Series 2014-185 SB, 3.556%, (-1.000*US0001M + 5.600%), 12/20/2044	960,791	0.0
5,747,839	(6)	Ginnie Mae Series 2014-3 QS, 4.106%, (-1.000*US0001M + 6.150%), 03/20/2043	796,292	0.0
9,749,486	(6)	Ginnie Mae Series 2014-3 SU, 4.006%, (-1.000*US0001M + 6.050%), 07/20/2039	1,807,921	0.0
8,356,500	(6)	Ginnie Mae Series 2014-56 SP, 4.173%, (-1.000*US0001M + 6.200%), 12/16/2039	1,213,138	0.0
10,152,859	(6)	Ginnie Mae Series 2014-58 SG, 3.573%, (-1.000*US0001M + 5.600%), 04/16/2044	1,692,882	0.0
46,292,490	(6)	Ginnie Mae Series 2015-110 MS, 3.666%, (-1.000*US0001M + 5.710%), 08/20/2045	6,668,623	0.1
2,307,623		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	2,394,691	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
30,989,141	(6)	Ginnie Mae Series 2016-160 GS, 4.056%, (-1.000*US0001M + 6.100%), 11/20/2046	$6,460,536	0.1
2,705,341		Ginnie Mae Series 2016-44 JA, 3.500%, 03/20/2046	2,809,699	0.1
294,567		Ginnie Mae Series 2018-104 HZ, 3.500%, 08/20/2048	315,403	0.0
7,415,887		Ginnie Mae Series 2018-120 DE, 3.500%, 09/20/2048	7,642,235	0.1
176,259		Ginnie Mae Series 2018-122 GZ, 3.500%, 09/20/2048	194,922	0.0
5,665,511		Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	5,858,364	0.1
174,754		Ginnie Mae Series 2018-147 KZ, 3.750%, 10/20/2048	197,386	0.0
176,532		Ginnie Mae Series 2019-100 JB, 3.000%, 08/20/2049	179,662	0.0
532,322		Ginnie Mae Series 2019-100 KB, 3.000%, 08/20/2049	541,703	0.0
1,349,931		Ginnie Mae Series 2019-100 MC, 3.000%, 08/20/2049	1,372,824	0.0
1,081,376		Ginnie Mae Series 2019-23 NG, 3.500%, 02/20/2049	1,178,399	0.0
71,326		Ginnie Mae Series 2019-54 AB, 3.000%, 04/20/2049	72,436	0.0
798,785		Ginnie Mae Series 2019-78 MB, 3.000%, 06/20/2049	813,041	0.0
416,445		Ginnie Mae Series 2019-89 KB, 3.000%, 07/20/2049	423,686	0.0
299,424		Ginnie Mae Series 2019-89 WB, 3.000%, 07/20/2049	304,630	0.0
8,897,147	(1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	9,043,812	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,990,994	(1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.507%, 11/25/2049	$3,143,157	0.1
3,897		GSR Mortgage Loan Trust 2005-5F 8A1, 2.518%, (US0001M + 0.500%), 06/25/2035	3,709	0.0
2,803,255		HarborView Mortgage Loan Trust 2007-5 A1A, 2.247%, (US0001M + 0.190%), 09/19/2037	2,734,644	0.0
161,974		HomeBanc Mortgage Trust 2004-1 2A, 2.878%, (US0001M + 0.860%), 08/25/2029	157,369	0.0
2,000,000		HomeBanc Mortgage Trust 2005-4 M1, 2.488%, (US0001M + 0.470%), 10/25/2035	2,023,130	0.0
2,427,033	(1)(4)	Homeward Opportunities Fund I Trust 2019-2 A3, 3.007%, 09/25/2059	2,429,928	0.0
1,290,474		Impac CMB Trust Series 2005-1 M1, 2.708%, (US0001M + 0.690%), 04/25/2035	1,253,240	0.0
1,862,041		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.228%, (US0001M + 0.210%), 04/25/2046	1,771,696	0.0
2,778,360		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.228%, (US0001M + 0.210%), 02/25/2046	2,400,591	0.1
283,855	(1)(4)	Jefferies Resecuritization Trust 2009-R6 1A2, 4.819%, 03/26/2036	283,362	0.0
1,486,573	(1)(4)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	1,516,979	0.0
410,581		JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/2035	285,648	0.0
2,611,966	(4)	JP Morgan Mortgage Trust 2005-A4 B1, 4.538%, 07/25/2035	2,661,536	0.0
4,389,592	(1)(4)	JP Morgan Mortgage Trust 2016-1 B3, 3.875%, 05/25/2046	4,559,183	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,309,369	(1)(4)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	$7,401,387	0.1
3,530,109	(1)(4)	JP Morgan Mortgage Trust 2017-3 B1, 3.856%, 08/25/2047	3,742,151	0.1
2,017,069	(1)(4)	JP Morgan Mortgage Trust 2017-3 B2, 3.856%, 08/25/2047	2,052,722	0.0
1,447,873	(1)(4)	JP Morgan Mortgage Trust 2017-6 B3, 3.837%, 12/25/2048	1,489,116	0.0
2,090,123	(1)(4)	JP Morgan Mortgage Trust 2018-1 B1, 3.757%, 06/25/2048	2,202,287	0.0
2,011,925	(1)(4)	JP Morgan Mortgage Trust 2018-1 B2, 3.757%, 06/25/2048	2,086,401	0.0
2,655,856	(1)(4)	JP Morgan Mortgage Trust 2018-1 B3, 3.757%, 06/25/2048	2,689,748	0.0
2,568,335	(1)(4)	JP Morgan Mortgage Trust 2018-3 B1, 3.771%, 09/25/2048	2,692,385	0.0
2,211,302	(1)(4)	JP Morgan Mortgage Trust 2018-4 B2, 3.788%, 10/25/2048	2,286,382	0.0
1,766,597	(1)(4)	JP Morgan Mortgage Trust 2018-6C B2, 3.984%, 12/25/2048	1,848,843	0.0
2,966,774	(1)(4)	JP Morgan Mortgage Trust 2018-9 B3, 4.472%, 02/25/2049	3,147,603	0.0
3,311,249	(1)(4)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	3,369,664	0.1
3,229,269	(1)(4)	JP Morgan Mortgage Trust 2019-1 B1, 4.529%, 05/25/2049	3,514,031	0.1
4,226,146	(1)(4)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	4,301,447	0.1
4,270,538	(1)(4)	JP Morgan Mortgage Trust 2019-6 B2, 4.271%, 12/25/2049	4,569,658	0.1
5,713,596	(1)(4)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	5,853,979	0.1
3,636,551	(1)(4)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.836%, 12/25/2049	3,986,014	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,570,259,238	(1)(6)	L Street Securities 2017-PM1 XIO, 4.277%, 10/25/2048	$9,847,228	0.1
16,691,057	(6)	Lehman Mortgage Trust 2006-7 2A4, 4.532%, (-1.000*US0001M + 6.550%), 11/25/2036	4,810,214	0.1
11,991,558	(6)	Lehman Mortgage Trust 2006-9 2A5, 4.602%, (-1.000*US0001M + 6.620%), 01/25/2037	3,264,389	0.0
1,506,045		Lehman XS Trust Series 2005-5N 1A2, 2.378%, (US0001M + 0.360%), 11/25/2035	1,450,300	0.0
4,882,590		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	4,040,010	0.1
2,793,686	(1)(4)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	2,993,165	0.1
2,656,265	(1)(4)	OBX 2019-EXP1 1A3 Trust, 4.000%, 01/25/2059	2,710,108	0.0
2,412,583	(1)(4)	OBX 2019-EXP2 1A3 Trust, 4.000%, 07/25/2059	2,465,117	0.0
3,177,783	(1)(4)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	3,256,949	0.1
9,826,000		Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-4 M2, 2.518%, (US0001M + 0.500%), 11/25/2035	8,998,779	0.1
1,832,054	(1)(4)	Sequoia Mortgage Trust 2014-3 B3, 3.938%, 10/25/2044	1,905,375	0.0
1,863,313	(1)(4)	Sequoia Mortgage Trust 2014-4 B3, 3.862%, 11/25/2044	1,926,963	0.0
1,846,781	(1)(4)	Sequoia Mortgage Trust 2015-2 B3, 3.739%, 05/25/2045	1,823,110	0.0
1,607,713	(1)(4)	Sequoia Mortgage Trust 2015-3 B3, 3.711%, 07/25/2045	1,616,524	0.0
3,300,000	(1)(4)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,517,405	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,989,599	(1)(4)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	$2,028,526	0.0
2,628,614	(1)(4)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.496%, 02/25/2048	2,813,595	0.1
2,253,099	(1)(4)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	2,307,105	0.0
5,000,000	(1)(4)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	5,065,885	0.1
2,105,450	(1)(4)	Sequoia Mortgage Trust 2019-CH1 A1, 4.500%, 03/25/2049	2,150,741	0.0
6,534,158	(1)(4)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	6,823,495	0.1
1,915,485	(1)(4)	Shellpoint Co-Originator Trust 2017-2 B2, 3.726%, 10/25/2047	1,852,489	0.0
2,964,318	(1)(4)	Starwood Mortgage Residential Trust 2019-1 A3, 3.299%, 06/25/2049	2,977,778	0.0
1,360,000	(1)(4)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,360,820	0.0
1,773,000	(1)(4)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	1,788,953	0.0
1,231,000	(1)(4)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	1,249,947	0.0
3,008,253	(1)(9)	Verus Securitization Trust 2019-3 A2, 2.938% (Step Rate @ 3.938% on 07/25/2023), 07/25/2059	3,012,672	0.1
2,927,919	(1)(4)	Verus Securitization Trust 2019-INV2 A2, 3.117%, 07/25/2059	2,943,037	0.0
408,025	(4)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.303%, 10/25/2036	384,461	0.0
5,695,291	(4)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.505%, 06/25/2034	5,806,107	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,069,320		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 2.528%, (US0001M + 0.510%), 08/25/2045	$3,089,932	0.1
90,861,325	(4)(6)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.856%, 08/25/2045	3,840,953	0.1
2,330,634		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.508%, (US0001M + 0.490%), 10/25/2045	2,333,760	0.0
444,202	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.869%, 10/25/2036	437,940	0.0
977,503	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.601%, 11/25/2036	946,962	0.0
1,219,881	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.831%, 12/25/2036	1,155,075	0.0
2,820,234	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.831%, 12/25/2036	2,670,409	0.1
1,795,501	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.719%, 12/25/2036	1,733,579	0.0
1,500,575	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.881%, 08/25/2046	1,457,881	0.0
2,199,554	(4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.823%, 12/25/2036	2,207,242	0.0
539,760	(4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.567%, 03/25/2037	512,441	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,360,851	(4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.536%, 04/25/2037	$1,254,583	0.0
1,864,419		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 2.918%, (US0001M + 0.900%), 11/25/2035	1,582,858	0.0
1,756,995		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	1,640,525	0.0
1,201,445		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	1,176,741	0.0
510,473		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	507,777	0.0
4,846,036		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.406%, (12MTA + 0.960%), 08/25/2046	3,653,623	0.1
803,053		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 2.248%, (US0001M + 0.230%), 01/25/2047	745,939	0.0
1,663,684		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 2.338%, (US0001M + 0.320%), 01/25/2047	1,559,383	0.0
1,107,960		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.448%, (US0001M + 0.430%), 06/25/2037	916,007	0.0
1,235,450		Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	1,194,299	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
429,262	(4)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 5.220%, 04/25/2036	$426,720	0.0
1,524,020	(1)(4)	Wells Fargo Mortgage Backed Securities 2019-2 A1 Trust, 4.000%, 04/25/2049	1,557,655	0.1
1,827,352	(1)(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.784%, 08/20/2045	1,855,466	0.0
18,475,301		Other Securities	18,827,136	0.3
		Total Collateralized Mortgage Obligations (Cost $1,509,910,419)	1,582,016,490	21.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 24.6%
		Federal Home Loan Mortgage Corporation: 5.3%(10)
22,251,509		3.000%, 10/01/2046	22,816,767	0.3
27,920,989		3.000%, 08/01/2048	28,594,306	0.4
24,354,353		3.500%, 12/01/2046	25,414,663	0.3
15,456,545		3.500%, 07/01/2047	16,001,143	0.2
62,893,577		3.500%, 03/01/2048	66,156,671	0.9
42,369,712		3.500%, 11/01/2048	44,525,589	0.6
21,231,990		4.000%, 11/01/2047	22,293,792	0.3
4,463		4.673%, (US0012M + 1.773%), 05/01/2037	4,719	0.0
162,537,726		2.500%-7.000%, 01/01/2024-06/01/2048	170,428,118	2.3
			396,235,768	5.3
		Federal National Mortgage Association: 0.5%(10)
120,568		4.016%, (US0012M + 1.486%), 07/01/2035	125,387	0.0
17,039,654		5.000%, 08/01/2056	19,413,485	0.3
15,808,180		3.500%-6.000%, 05/01/2038-12/01/2046	16,737,254	0.2
			36,276,126	0.5
		Government National Mortgage Association: 8.3%
393,426,000	(11)	3.000%, 11/20/2049	403,430,697	5.4
17,740,464		3.500%, 12/20/2047	18,682,009	0.3
89,094,000	(11)	4.000%, 11/20/2049	92,636,879	1.2
103,634,712	(4)	3.000%-5.500%, 10/15/2039-10/20/2060	109,074,035	1.4
			623,823,620	8.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Uniform Mortgage-Backed Security: 10.5%
84,626,000	(11)	3.000%, 11/25/2049	$85,868,944	1.2
3,064,000	(11)	3.000%-3.500%, 11/18/2034-10/25/2049	3,138,855	0.0
18,027,644		2.500%, 04/01/2037	18,114,503	0.2
15,165,210		3.000%, 12/01/2046	15,569,953	0.2
36,935,086		3.000%, 01/01/2047	37,818,036	0.5
47,943,984		3.500%, 06/01/2034	50,169,341	0.7
26,448,099		3.500%, 08/01/2046	27,859,549	0.4
18,872,607		3.500%, 07/01/2048	19,821,832	0.3
16,396,600		3.500%, 05/01/2049	16,845,721	0.2
51,362,580		3.500%, 06/01/2049	52,810,832	0.7
84,113,234		3.500%, 09/01/2049	86,465,661	1.2
17,451,020		4.000%, 01/01/2045	18,914,527	0.3
15,044,553		4.000%, 05/01/2045	15,923,643	0.2
15,854,675		4.000%, 07/01/2047	16,737,533	0.2
15,593,580		4.000%, 09/01/2048	16,374,210	0.2
49,440,255		4.000%, 06/01/2049	51,359,053	0.7
237,388,942		2.500%-7.500%, 12/01/2027-10/01/2049	248,519,753	3.3
			782,311,946	10.5
		Total U.S. Government Agency Obligations (Cost $1,798,518,529)	1,838,647,460	24.6
U.S. TREASURY OBLIGATIONS: 12.6%
		Treasury Inflation Indexed Protected Securities: 3.0%
221,528,405		0.250%, 07/15/2029	224,049,102	3.0
		U.S. Treasury Bonds: 2.1%
85,149,000		2.875%, 05/15/2049	99,411,458	1.4
43,370,000		3.500%, 02/15/2039	54,379,373	0.7
			153,790,831	2.1
		U.S. Treasury Notes: 7.5%
62,000	(2)	1.500%, 08/31/2021	61,822	0.0
88,893,000		1.625%, 09/30/2026	88,919,043	1.2
146,274,000	(2)	1.625%, 08/15/2029	145,656,906	1.9
118,750,000		1.500%, 09/30/2021	118,467,041	1.6
94,362,000		1.500%, 09/15/2022	94,196,130	1.2
118,042,000		1.500%, 09/30/2024	117,772,255	1.6
			565,073,197	7.5
		Total U.S. Treasury Obligations
		(Cost $937,495,367)	942,913,130	12.6

Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: 2.2%
BRL 95,000,000		Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	$27,393,953	0.4
BRL 52,000,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	14,235,731	0.2
300,000	(1)	Dominican Republic International Bond, 5.500%, 01/27/2025	317,253	0.0
300,000	(1)	Dominican Republic International Bond, 6.600%, 01/28/2024	330,375	0.0
250,000	(1)	Egypt Government International Bond, 5.875%, 06/11/2025	256,494	0.0
290,380	(1)	Gabonese Republic, 6.375%, 12/12/2024	286,678	0.0
1,200,000	(1)	Kenya Government International Bond, 7.000%, 05/22/2027	1,248,000	0.0
600,000	(1)	Morocco Government International Bond, 4.250%, 12/11/2022	628,789	0.0
PEN 14,129,000 (1)		Peru Government Bond, 6.150%, 08/12/2032	4,806,471	0.1
4,000,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.400%, 03/01/2028	4,362,000	0.1
600,000	(1)	Paraguay Government International Bond, 4.625%, 01/25/2023	632,556	0.0
2,925,000	(1)	Saudi Government International Bond, 4.500%, 04/17/2030	3,334,032	0.0
RUB 136,674,727,480 (3)		Other Securities	108,357,935	1.4
		Total Sovereign Bonds (Cost $169,630,214)	166,190,267	2.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.1%
5,520,000	(1)	AREIT 2019-CRE3 A Trust, 3.048%, (US0001M + 1.020%), 09/14/2036	$5,531,730	0.1
4,390,000	(1)	Bancorp Commercial Mortgage 2018 CRE4 D Trust, 4.128%, (US0001M + 2.100%), 09/15/2035	4,418,207	0.1
24,958,058	(4)(6)	BANK 2017-BNK4 XA, 1.591%, 05/15/2050	1,961,152	0.0
167,655,000	(4)(6)	BANK 2017-BNK8 XB, 0.222%, 11/15/2050	2,253,753	0.0
205,792,222	(4)(6)	BANK 2018-BNK14 XA, 0.673%, 09/15/2060	7,438,524	0.1
19,110,000	(1)(4)(6)	BANK 2018-BNK14 XD, 1.750%, 09/15/2060	2,361,488	0.0
24,763,979	(4)(6)	BANK 2019-BNK16 XA, 1.129%, 02/15/2052	1,793,836	0.0
5,880,000		BANK 2019-BNK17 A4, 3.714%, 04/15/2052	6,500,947	0.1
3,530,000		BANK 2019-BNK18 A4, 3.584%, 05/15/2062	3,867,950	0.1
5,210,000	(1)	BANK 2019-BNK18 D, 3.000%, 05/15/2062	4,847,211	0.1
6,580,000	(4)	Bank 2019-BNK19 C, 4.170%, 08/15/2061	7,113,034	0.1
100,925,586	(4)(6)	Bank 2019-BNK19 XA, 1.100%, 08/15/2061	7,847,590	0.1
11,410,000		BANK 2019-BNK21 A5, 2.851%, 10/15/2052	11,752,015	0.2
92,840,000	(1)(4)(6)	BBCCRE Trust 2015-GTP XA, 0.749%, 08/10/2033	3,223,553	0.0
2,400,000	(1)	BDS 2018-FL2 D, 4.575%, (US0001M + 2.550%), 08/15/2035	2,409,706	0.0
6,814,000	(1)(4)	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 6.048%, 02/13/2042	6,875,266	0.1
2,620,000	(1)(4)	BENCHMARK 2018-B3 D Mortgage Trust, 3.057%, 04/10/2051	2,478,966	0.0
7,450,000		Benchmark 2019-B11 A5 Mortgage Trust, 3.542%, 05/15/2052	8,140,564	0.1
54,528,118	(4)(6)	Benchmark 2019-B12 XA Mortgage Trust, 1.207%, 08/15/2052	4,219,010	0.1
9,570,000		Benchmark 2019-B13 A4 Mortgage Trust, 2.952%, 08/15/2057	9,922,747	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
7,470,000	(1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	$6,931,220	0.1
36,705,012	(4)(6)	Benchmark 2019-B9 XA Mortgage Trust, 1.215%, 03/15/2052	3,009,572	0.1
7,540,000	(1)	BHP Trust 2019-BXHP D, 3.799%, (US0001M + 1.771%), 08/15/2036	7,531,437	0.1
7,570,000	(1)	BHP Trust 2019-BXHP E, 4.595%, (US0001M + 2.568%), 08/15/2036	7,577,329	0.1
3,650,000	(1)	BX Commercial Mortgage Trust 2019-IMC E, 4.178%, (US0001M + 2.150%), 04/15/2034	3,675,246	0.0
5,150,000	(1)	BX Trust 2019-MMP E, 3.928%, (US0001M + 1.900%), 08/15/2036	5,157,082	0.1
3,020,000	(1)	CAMB Commercial Mortgage Trust 2019-LIFE D, 3.778%, (US0001M + 1.750%), 12/15/2037	3,040,705	0.0
5,470,000	(1)	CAMB Commercial Mortgage Trust 2019-LIFE F, 4.578%, (US0001M + 2.550%), 12/15/2037	5,529,686	0.1
93,714,359	(4)(6)	CCUBS Commercial Mortgage Trust 2017-C1 XA, 1.161%, 11/15/2050	5,630,321	0.1
25,020,689	(4)(6)	CD 2016-CD1 Mortgage Trust XA, 1.548%, 08/10/2049	1,842,909	0.0
45,113,000	(1)(4)(6)	CD 2016-CD1 Mortgage Trust XB, 0.814%, 08/10/2049	1,985,486	0.0
33,872,640	(4)(6)	CD 2017-CD4 Mortgage Trust XA, 1.467%, 05/10/2050	2,483,376	0.1
7,453,264	(1)(4)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.272%, 04/15/2044	6,881,615	0.1
4,139,000	(4)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.262%, 11/10/2046	4,479,958	0.1
3,910,000	(1)(4)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.262%, 03/10/2047	4,228,224	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
7,745,000	(1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	$6,913,265	0.1
41,048,794	(4)(6)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.141%, 07/10/2049	4,041,110	0.0
82,858,022	(4)(6)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.260%, 10/12/2050	5,438,651	0.1
3,940,000	(4)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.412%, 09/15/2050	4,182,281	0.0
40,356,375	(4)(6)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 1.062%, 09/15/2050	2,378,181	0.0
88,938,730	(4)(6)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.758%, 06/10/2051	4,425,476	0.1
4,836,672	(4)(6)	COMM 2012-CR1 XA, 2.036%, 05/15/2045	188,573	0.0
28,770,964	(4)(6)	COMM 2012-CR2 XA, 1.799%, 08/15/2045	1,064,117	0.0
31,424,935	(4)(6)	COMM 2012-CR4 XA, 1.912%, 10/15/2045	1,379,759	0.0
27,260,000	(1)(4)(6)	COMM 2012-CR4 XB, 0.741%, 10/15/2045	485,691	0.0
48,825,038	(1)(4)(6)	COMM 2012-LC4 XA, 2.289%, 12/10/2044	1,885,550	0.0
3,310,000	(4)	COMM 2015-CCRE26 D Mortgage Trust, 3.634%, 10/10/2048	3,161,556	0.1
133,534,115	(1)(4)(6)	COMM 2015-PC1 XA, 0.822%, 07/10/2050	3,565,908	0.1
920,000	(4)	COMM 2016-COR1 C, 4.530%, 10/10/2049	979,070	0.0
69,042,846	(4)(6)	COMM 2016-CR28 XA, 0.754%, 02/10/2049	2,262,216	0.0
36,223,728	(4)(6)	COMM 2017-COR2 XA, 1.327%, 09/10/2050	2,747,034	0.0
9,395,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 E, 4.178%, (US0001M + 2.150%), 05/15/2036	9,431,860	0.1
15,420,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 4.678%, (US0001M + 2.650%), 05/15/2036	15,499,786	0.2
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,670,000	(4)	Csail 2015-C2 C Commercial Mortgage Trust, 4.341%, 06/15/2057	$6,554,463	0.1
4,340,000	(1)(4)	CSAIL 2017-CX10 D Commercial Mortgage Trust, 4.249%, 11/15/2050	4,353,347	0.0
19,066,000	(4)	CSAIL 2018-CX11 A5 Commercial Mortgage Trust, 4.033%, 04/15/2051	21,265,851	0.3
7,455,000		CSAIL 2019-C15 A4 Commercial Mortgage Trust, 4.053%, 03/15/2052	8,387,691	0.1
7,310,000	(1)	CSWF 2018-TOP E, 4.278%, (US0001M + 2.250%), 08/15/2035	7,329,120	0.1
6,910,000	(1)	CSWF 2018-TOP F, 4.778%, (US0001M + 2.750%), 08/15/2035	6,936,124	0.1
4,460,000	(1)(4)	DBJPM 16-C3 Mortgage Trust, 3.633%, 08/10/2049	4,341,659	0.1
4,480,000	(1)	Exantas Capital Corp. 2019-RSO7 C Ltd., 4.075%, (US0001M + 2.050%), 04/15/2036	4,496,837	0.1
16,840,000	(4)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.446%, 08/25/2020	611,179	0.0
77,599,012	(4)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.910%, 01/25/2043	2,740,339	0.1
42,047,111	(4)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.938%, 05/25/2040	1,931,224	0.0
31,879,545	(4)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.649%, 05/25/2041	1,713,248	0.0
84,809,410	(4)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K055 X1, 1.499%, 03/25/2026	6,330,717	0.1
15,792,949	(4)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.372%, 11/25/2019	482	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
198,910,466	(1)(6)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	$334,190	0.0
4,580,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR E, 3.578%, (US0001M + 1.550%), 07/15/2035	4,561,220	0.1
4,400,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR F, 4.128%, (US0001M + 2.100%), 07/15/2035	4,388,965	0.1
3,400,000	(1)(4)	GS Mortgage Securities Trust 2010-C2 D, 5.353%, 12/10/2043	3,500,684	0.0
8,190,000	(1)(4)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	8,238,192	0.1
3,710,000	(1)(4)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	3,657,369	0.0
5,340,000	(1)(4)	GS Mortgage Securities Trust 2010-C2 G, 4.548%, 12/10/2043	5,208,253	0.1
20,180,307	(4)(6)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.355%, 05/10/2045	665,177	0.0
6,140,000	(1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	5,194,225	0.1
47,548,581	(4)(6)	GS Mortgage Securities Trust 2013-GC16 XA, 1.214%, 11/10/2046	1,727,478	0.0
101,965,649	(4)(6)	GS Mortgage Securities Trust 2013-GCJ14 XA, 0.760%, 08/10/2046	2,104,418	0.0
65,860,309	(4)(6)	GS Mortgage Securities Trust 2014-GC22 XA, 1.143%, 06/10/2047	2,088,424	0.0
82,261,864	(4)(6)	GS Mortgage Securities Trust 2016-GS4 XA, 0.697%, 11/10/2049	2,344,134	0.0
70,061,813	(4)(6)	GS Mortgage Securities Trust 2017-GS6 XA, 1.190%, 05/10/2050	4,732,598	0.1
78,497,556	(4)(6)	GS Mortgage Securities Trust 2019-GC38 XA, 1.126%, 02/10/2052	5,854,740	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
13,220,000	(1)(4)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.668%, 07/10/2052	$13,320,031	0.2
10,120,000	(1)(4)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.668%, 07/10/2052	9,961,228	0.1
2,400,000	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.720%, 07/15/2046	2,507,145	0.0
4,500,000	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,514,653	0.1
74,842,346	(4)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.650%, 06/15/2045	1,907,716	0.0
94,293,310	(4)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.876%, 12/15/2049	3,220,767	0.1
7,263,797	(1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.372%, 11/15/2045	7,761,196	0.1
7,840,000	(1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 5.055%, 01/15/2047	8,274,875	0.1
10,965,183	(4)(6)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.929%, 04/15/2047	249,604	0.0
3,080,000	(1)(4)	JPMBB Commercial Mortgage Securities Trust 2014-C26 D, 4.023%, 01/15/2048	3,027,367	0.0
1,530,060	(4)(6)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.251%, 10/15/2048	56,412	0.0
12,440,000		JPMCC Commercial Mortgage Securities Trust 2019-COR4 A5, 4.029%, 03/10/2052	14,047,089	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,000,000	(1)	KNDL 2019-KNSQ F Mortgage Trust, 4.028%, (US0001M + 2.000%), 05/15/2036	$2,002,677	0.0
60,678	(1)(4)	LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.981%, 02/15/2040	60,757	0.0
4,226,758	(1)(4)(6)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.881%, 11/15/2038	19,713	0.0
49,922,668	(1)(4)(6)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.263%, 03/10/2050	2,064,088	0.0
4,340,000	(1)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 D, 5.071%, 11/15/2046	4,580,396	0.1
78,590,302	(4)(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.164%, 12/15/2047	3,183,945	0.0
3,970,000	(1)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 5.074%, 04/15/2047	4,211,674	0.1
3,090,000	(1)(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.554%, 09/15/2047	3,202,938	0.0
14,914,000	(1)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	15,067,987	0.2
7,864,000	(1)(4)	Morgan Stanley Capital I Trust 2016-BNK2 E, 4.037%, 11/15/2049	6,678,238	0.1
7,455,000		Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	8,042,384	0.1
2,500,000	(1)	Morgan Stanley Capital I Trust 2019-PLND E, 4.178%, (US0001M + 2.150%), 05/15/2036	2,503,748	0.0
4,670,000		Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	4,286,339	0.1
46,629,882	(4)(6)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.936%, 12/15/2050	2,492,740	0.0
14,680,000	(1)	One Bryant Park Trust 2019-OBP A, 2.516%, 09/13/2049	14,811,492	0.2
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
8,262,000	(1)	Shelter Growth CRE 2018-FL1 D Issuer Ltd., 5.028%, (US0001M + 3.000%), 01/15/2035	$8,308,463	0.1
4,830,000	(4)	Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.476%, 10/15/2050	5,140,720	0.1
8,660,000		Wells Fargo Commercial Mortgage Trust 2018-C44 A5, 4.212%, 05/15/2051	9,799,432	0.1
1,264,000	(1)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	1,133,468	0.0
6,000,000	(1)(7)(8)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	5,158,657	0.1
3,270,000	(1)(4)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.858%, 11/15/2044	3,368,462	0.0
13,550,273	(1)(4)(6)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.978%, 08/15/2045	548,571	0.0
9,788,272	(1)(4)(6)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.061%, 11/15/2045	465,258	0.0
12,946,000	(1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.403%, 03/15/2045	11,341,654	0.2
3,920,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	3,617,523	0.1
85,214,594	(4)(6)	WFRBS Commercial Mortgage Trust 2014-C25 XA, 0.977%, 11/15/2047	2,898,685	0.0
35,470,000	(5)	Other Securities	38,272,456	0.5
		Total Commercial Mortgage-Backed Securities (Cost $592,824,534)	608,674,395	8.1
ASSET-BACKED SECURITIES: 8.9%
		Automobile Asset-Backed Securities: 0.8%
5,950,000		Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	6,201,220	0.1
8,440,000		Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	8,716,628	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
5,750,000		AmeriCredit Automobile Receivables Trust 2019-3 C, 2.320%, 07/18/2025	$5,754,695	0.1
5,050,000		AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	5,054,471	0.0
6,150,000	(1)	Oscar US Funding XI LLC 2019-2A A4, 2.680%, 09/10/2026	6,235,334	0.1
500,000		Santander Drive Auto Receivables Trust 2018-1 D, 3.320%, 03/15/2024	506,433	0.0
9,100,000		Santander Drive Auto Receivables Trust 2018-4 D, 3.980%, 12/15/2025	9,389,681	0.1
2,850,000		Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	2,861,386	0.1
7,550,000		Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	7,587,253	0.1
800,000	(1)	Tesla Auto Lease Trust 2018-A D, 3.300%, 05/20/2020	802,220	0.0
4,150,000	(1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	4,262,108	0.1
2,850,000		Other Securities	2,933,464	0.0
			60,304,893	0.8
		Credit Card Asset-Backed Securities: 0.0%
600,000		Other Securities	608,941	0.0
		Home Equity Asset-Backed Securities: 0.3%
7,264,600		Freddie Mac Structured Pass Through Certificates T-31 A7, 2.143%, (US0001M + 0.250%), 05/25/2031	7,221,559	0.1
980,529		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 2.338%, (US0001M + 0.160%), 02/25/2037	900,305	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Home Equity Asset-Backed Securities (continued)
1,193,874		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.478%, (US0001M + 0.230%), 02/25/2037	$1,105,813	0.0
13,912,294		Other Securities	11,522,129	0.2
			20,749,806	0.3
		Other Asset-Backed Securities: 7.1%
10,000,000	(1)	AMMC CLO 15 Ltd. 2014-15A ARR, 3.563%, (US0003M + 1.260%), 01/15/2032	9,983,340	0.1
1,221,105	(1)(4)(9)	AJAX Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	1,224,246	0.0
3,029,351	(1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	3,089,422	0.1
2,930,000	(1)	ALM VIII Ltd. 2013-8A A1R, 3.793%, (US0003M + 1.490%), 10/15/2028	2,932,036	0.0
1,080,096	(1)(4)(6)(12)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	—	—
3,900,000	(1)	Apidos CLO XII 2013-12A AR, 3.383%, (US0003M + 1.080%), 04/15/2031	3,886,830	0.1
500,000	(1)	Apidos CLO XII 2013-12A CR, 4.103%, (US0003M + 1.800%), 04/15/2031	478,417	0.0
4,450,000	(1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/07/2049	4,557,289	0.1
2,050,000	(1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/07/2049	2,127,593	0.0
5,500,000	(1)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	5,507,116	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
10,000,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.533%, (US0003M + 1.230%), 01/15/2030	$9,760,160	0.1
3,890,000	(1)	Babson CLO Ltd. 2017-1A A2, 3.650%, (US0003M + 1.350%), 07/18/2029	3,834,626	0.0
6,361,000	(1)	Babson CLO Ltd. 2018-3A A2, 3.578%, (US0003M + 1.300%), 07/20/2029	6,272,035	0.1
1,650,000	(1)	Bain Capital Credit CLO 2017-1A A2, 3.628%, (US0003M + 1.350%), 07/20/2030	1,632,881	0.0
8,770,000	(1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.553%, (US0003M + 1.250%), 07/15/2029	8,770,228	0.1
7,500,000	(1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.478%, (US0003M + 1.200%), 01/20/2031	7,302,855	0.1
5,000,000	(1)	Benefit Street Partners CLO XIV Ltd. 2018-14A A2, 3.428%, (US0003M + 1.150%), 04/20/2031	4,852,180	0.1
4,070,000	(1)	BlueMountain CLO 2015-1A BR, 4.803%, (US0003M + 2.500%), 04/13/2027	4,070,814	0.1
3,270,000	(1)	Burnham Park Clo Ltd. 2016-1A A, 3.708%, (US0003M + 1.430%), 10/20/2029	3,274,460	0.0
10,000,000	(1)	Carbone CLO Ltd. 2017-1A A1, 3.418%, (US0003M + 1.140%), 01/20/2031	9,952,490	0.1
700,000	(1)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 3.208%, (US0003M + 1.050%), 05/15/2031	695,596	0.0
3,250,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 3.433%, (US0003M + 1.130%), 04/17/2031	3,159,000	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
3,530,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.553%, (US0003M + 1.250%), 10/17/2030	$3,530,011	0.0
37,149		Chase Funding Trust Series 2003-5 2A2, 2.618%, (US0001M + 0.600%), 07/25/2033	36,545	0.0
4,050,000	(1)	CIFC Funding 2013-2A A1LR, 3.510%, (US0003M + 1.210%), 10/18/2030	4,049,996	0.1
2,150,000	(1)	CIFC Funding 2017-2A C, 4.628%, (US0003M + 2.350%), 04/20/2030	2,121,067	0.0
7,400,000	(1)	CIFC Funding 2017-4 A1, 3.533%, (US0003M + 1.250%), 10/24/2030	7,403,086	0.1
3,000,000	(1)	CIFC Funding 2017-5A A1, 3.483%, (US0003M + 1.180%), 11/16/2030	2,997,363	0.0
4,675,000	(1)	Cole Park CLO Ltd. 2015-1A CR, 4.278%, (US0003M + 2.000%), 10/20/2028	4,637,404	0.1
7,425,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 2.723%, (US0001M + 0.705%), 09/25/2035	7,298,700	0.1
10,588,574		Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 2.168%, (US0001M + 0.150%), 10/25/2036	9,471,421	0.1
4,738,125	(1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	5,015,656	0.1
2,443,875	(1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	2,539,602	0.0
4,200,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 3.458%, (US0003M + 1.180%), 10/20/2030	4,196,338	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
7,000,000	(1)	Dewolf Park Clo Ltd. 2017-1A A, 3.513%, (US0003M + 1.210%), 10/15/2030	$6,999,930	0.1
637,000	(1)	Domino’s Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	640,774	0.0
5,820,750	(1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	6,139,494	0.1
2,320,625	(1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	2,436,975	0.0
6,660,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 3.653%, (US0003M + 1.350%), 04/15/2028	6,592,294	0.1
5,565,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.358%, (US0003M + 1.200%), 08/15/2030	5,563,926	0.1
8,000,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.528%, (US0003M + 1.250%), 01/20/2030	7,814,656	0.1
4,228,050	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	4,447,794	0.1
4,250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.503%, (US0003M + 1.220%), 07/24/2030	4,250,047	0.1
2,500,000	(1)	Galaxy XV CLO Ltd. 2013-15A AR, 3.503%, (US0003M + 1.200%), 10/15/2030	2,494,580	0.0
11,150,000	(1)	Galaxy XXI CLO Ltd. 2015-21A AR, 3.298%, (US0003M + 1.020%), 04/20/2031	11,034,263	0.1
2,300,000	(1)	Gilbert Park CLO Ltd. 2017-1A A, 3.493%, (US0003M + 1.190%), 10/15/2030	2,298,983	0.0
7,000,000	(1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 3.428%, (US0003M + 1.150%), 11/28/2030	6,993,525	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,880,186	(1)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	$5,345,831	0.1
1,535,281	(1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	1,602,981	0.0
1,462,793	(1)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	1,514,472	0.0
3,635,269	(1)	HERO Funding Trust 2016-4A A2, 4.290%, 09/20/2047	3,800,731	0.1
1,250,000	(1)	Home Partners of America 2018-1 E Trust, 3.875%, (US0001M + 1.850%), 07/17/2037	1,252,134	0.0
4,485,793	(1)	JG Wentworth XLII LLC 2018-2A A, 3.960%, 10/15/2075	4,923,133	0.1
3,225,358	(1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	3,444,296	0.0
6,000,000	(1)(11)	KKR CLO 21 A Ltd., 3.303%, (US0003M + 1.000%), 04/15/2031	5,946,582	0.1
6,000,000	(1)	LCM 26A A2 Ltd., 3.528%, (US0003M + 1.250%), 01/20/2031	5,881,206	0.1
1,867,000	(1)	LCM XIV L.P. 14A AR, 3.318%, (US0003M + 1.040%), 07/20/2031	1,845,563	0.0
5,000,000	(1)	LCM XVIII L.P. 18A A2R, 3.498%, (US0003M + 1.220%), 04/20/2031	4,889,580	0.0
5,400,000	(1)	LCM XXIII Ltd. 23A A1, 3.678%, (US0003M + 1.400%), 10/20/2029	5,416,125	0.1
5,400,000	(1)	Madison Park Funding XV Ltd. 2014-15A B1R, 4.456%, (US0003M + 2.200%), 01/27/2026	5,400,189	0.1
1,400,000	(1)	Madison Park Funding XXVII Ltd. 2018-27A B, 4.078%, (US0003M + 1.800%), 04/20/2030	1,347,436	0.0
3,400,000	(1)	Marlette Funding Trust 2018-1A C, 3.690%, 03/15/2028	3,429,911	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
3,488,000	(1)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	$3,596,521	0.1
500,000	(1)	Marlette Funding Trust 2019-2 A2A, 3.530%, 07/16/2029	507,362	0.0
4,200,000	(1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	4,260,463	0.1
1,100,000	(1)(4)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,133,438	0.0
3,200,000	(1)(4)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	3,280,231	0.1
2,482,000	(1)(4)	Mill City Mortgage Trust 2015-2 B2, 3.876%, 09/25/2057	2,527,837	0.0
1,361,263	(1)	Mill City Solar Loan 2019-1A A Ltd., 4.340%, 03/20/2043	1,401,535	0.0
6,909,352	(1)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	7,007,361	0.1
5,305,959	(1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	5,509,173	0.1
8,794,801	(1)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	9,119,600	0.1
2,086,000	(1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	2,122,154	0.0
3,261,314	(1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	3,335,126	0.1
3,250,000	(1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 4.590%, (US0003M + 2.450%), 10/16/2032	3,250,000	0.0
2,500,000	(1)	OCP CLO 2015-8 Ltd. 2015-8A BR, 4.153%, (US0003M + 1.850%), 04/17/2027	2,494,702	0.0
9,470,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.598%, (US0003M + 1.320%), 03/17/2030	9,493,353	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
3,000,000	(1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.653%, (US0003M + 1.350%), 07/15/2029	$2,959,140	0.0
5,520,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.678%, (US0003M + 1.375%), 07/15/2029	5,421,187	0.1
4,060,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.653%, (US0003M + 1.350%), 07/19/2030	3,982,604	0.1
5,660,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 3.568%, (US0003M + 1.410%), 08/15/2029	5,663,515	0.1
3,550,000	(1)	Palmer Square CLO 2014-1A A1R2 Ltd., 3.433%, (US0003M + 1.130%), 01/17/2031	3,540,216	0.0
2,190,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.548%, (US0003M + 1.270%), 07/20/2030	2,189,091	0.0
4,340,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.628%, (US0003M + 1.350%), 07/20/2030	4,307,454	0.1
10,000,000	(1)	Palmer Square CLO 2018-1A A1 Ltd., 3.330%, (US0003M + 1.030%), 04/18/2031	9,926,090	0.1
5,950,000	(1)	Palmer Square Loan Funding 2017-1A C Ltd., 5.103%, (US0003M + 2.800%), 10/15/2025	5,950,357	0.1
6,700,000	(1)	Palmer Square Loan Funding 2018-1A B Ltd., 3.703%, (US0003M + 1.400%), 04/15/2026	6,319,005	0.1
4,000,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 4.153%, (US0003M + 1.850%), 04/15/2026	3,822,632	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,000,000	(1)(11)	Palmer Square Loan Funding 2018-2A C Ltd., 4.253%, (US0003M + 1.950%), 07/15/2026	$969,537	0.0
6,138,000	(1)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	6,291,187	0.1
5,050,000	(1)	Primose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	5,059,409	0.1
2,000,000	(1)(4)	Sofi Consumer Loan Program 2016-4 C LLC, 5.920%, 11/25/2025	2,110,815	0.0
5,101,000	(1)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/2026	5,221,929	0.1
1,585,000	(1)	Sofi Consumer Loan Program 2017-6 B LLC, 3.520%, 11/25/2026	1,624,206	0.0
7,000,000	(1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	7,170,177	0.1
4,000,000	(1)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	4,102,680	0.1
3,700,000	(1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	3,814,936	0.1
9,950,000	(1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	10,392,985	0.1
2,000,000	(1)	SoFi Consumer Loan Program 2019-2 C Trust, 3.460%, 04/25/2028	2,049,048	0.0
2,000,000	(1)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	2,046,937	0.0
4,100,000	(1)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	4,117,685	0.1
1,300,000	(1)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	1,305,829	0.0
347,083	(1)	Sonic Capital LLC 2018-1A A2, 4.026%, 02/20/2048	356,032	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,864,175	(1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	$5,346,468	0.1
4,988,262	(1)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	5,136,764	0.0
3,080,000	(1)	Symphony CLO XIV Ltd. 2014-14A C1R, 4.803%, (US0003M + 2.500%), 07/14/2026	3,080,117	0.0
6,103,875	(1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	6,532,988	0.1
7,200,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	7,171,957	0.1
7,000,000	(1)	THL Credit Wind River 2013-2A AR CLO Ltd., 3.530%, (US0003M + 1.230%), 10/18/2030	6,978,846	0.1
12,250,000	(1)	THL Credit Wind River 2016-2A A1R CLO Ltd., 3.443%, (US0003M + 1.190%), 11/01/2031	12,252,438	0.2
7,080,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.508%, (US0003M + 1.230%), 07/20/2030	7,074,612	0.1
7,500,000	(1)	Tiaa Clo III Ltd. 2017-2A A, 3.472%, (US0003M + 1.150%), 01/16/2031	7,466,175	0.1
1,400,000	(1)(4)	Towd Point Mortgage Trust 2015-2 1B1, 3.801%, 11/25/2060	1,490,896	0.0
2,640,000	(1)(4)	Towd Point Mortgage Trust 2015-2 2B2, 4.553%, 11/25/2057	2,875,793	0.0
4,346,000	(1)(4)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	4,386,412	0.1
3,200,000	(1)(4)	Towd Point Mortgage Trust 2017-1 M1, 3.750%, 10/25/2056	3,349,383	0.1
2,200,000	(1)(4)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	2,228,108	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
3,000,000	(1)	Trafigura Securitisation Finance PLC 2018-1A B, 4.290%, 03/15/2022	$3,050,179	0.0
1,500,000	(1)	Venture XX CLO Ltd. 2015-20A CR, 4.203%, (US0003M + 1.900%), 04/15/2027	1,474,413	0.0
1,965,000	(1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,998,582	0.0
3,625,425	(1)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	3,733,317	0.1
633,838		Other Securities	637,914	0.0
			530,427,115	7.1
		Student Loan Asset-Backed Securities: 0.7%
1,050,299	(1)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	1,077,746	0.0
2,300,000	(1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	2,330,525	0.1
655,143	(1)	Commonbond Student Loan Trust 2018-A-GS C, 3.820%, 02/25/2044	664,462	0.0
357,345	(1)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	350,767	0.0
423,208	(1)(4)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	432,539	0.0
329,934	(1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	334,575	0.0
633,499	(1)	Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/2042	636,620	0.0
2,700,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	2,619,003	0.1
1,450,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,493,686	0.0
4,100,000	(1)(4)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	4,342,147	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities (continued)
3,000,000	(1)(4)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	$3,120,052	0.0
3,900,000	(1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	4,083,531	0.1
3,250,000	(1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	3,406,454	0.0
8,000,000	(1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	8,463,625	0.1
5,800,000	(1)	Sofi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	6,165,406	0.1
6,000,000	(1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	6,496,443	0.1
3,000,000	(1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	3,153,276	0.0
			49,170,857	0.7
		Total Asset-Backed Securities (Cost $652,270,785)	661,261,612	8.9
CONVERTIBLE BONDS/NOTES: 0.0%
		Financial: 0.0%
1,690,000		Other Securities	1,719,818	0.0
		Total Convertible Bonds/Notes (Cost $1,679,961)	1,719,818	0.0
		Total Long-Term Investments (Cost $7,665,628,445)	7,914,296,128	105.7
SHORT-TERM INVESTMENTS: 6.8%
		Commercial Paper: 2.0%
17,700,000		American Electric Power Co., Inc., 2.300%, 10/29/2019	17,667,662	0.2
17,000,000		Autozone, Inc., 2.420%, 10/04/2019	16,995,497	0.2
3,000,000		Dominion Resources Inc., 2.290%, 10/24/2019	2,995,484	0.1
2,445,000		Dominion Resources Inc., 2.350%, 10/10/2019	2,443,427	0.0
36,400,000		Duke Energy Co., 2.450%, 10/01/2019	36,397,556	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Commercial Paper (continued)
7,600,000		General Electric Co., 2.330%, 12/16/2019	$7,562,775	0.1
10,000,000		Marriott International, 2.290%, 10/16/2019	9,989,960	0.1
40,717,000		Sysco Corp., 2.470%, 10/01/2019	40,714,240	0.6
13,550,000		United Technologies Corp., 2.300%, 10/28/2019	13,526,119	0.2
			148,292,720	2.0
		Floating Rate Notes: 1.6%
4,700,000	(13)	Bank of America Corp., 2.140%, 11/07/2019	4,700,181	0.1
2,200,000	(13)	Bank of America Corp., 2.310%, 11/08/2019	2,200,087	0.0
5,422,000	(13)	Bedford Row Funding, 2.120%, 11/25/2019	5,421,778	0.1
8,800,000	(13)	Coöperatieve Rabobank U.A., 2.120%, 10/23/2019	8,799,758	0.1
1,500,000	(13)	Coöperatieve Rabobank U.A., 2.180%, 11/01/2019	1,499,950	0.0
5,000,000	(13)	Crédit Agricole Group, 2.170%, 11/07/2019	4,999,747	0.1
3,100,000	(13)	Credit Suisse Group AG, 2.190%, 10/10/2019	3,100,018	0.0
3,500,000	(13)	DNB ASA, 2.140%, 12/06/2019	3,499,747	0.0
4,400,000	(13)	DNB ASA, 2.150%, 10/10/2019	4,399,976	0.1
5,400,000	(13)	DNB ASA, 2.180%, 11/04/2019	5,399,857	0.1
5,600,000	(13)	J.P. Morgan Securities LLC, 2.140%, 11/08/2019	5,599,821	0.1
6,200,000	(13)	Lloyds Bank PLC, 2.160%, 11/08/2019	6,199,936	0.1
3,700,000	(13)	Mitsubishi UFJ Financial Group, Inc., 2.160%, 11/07/2019	3,699,961	0.0
4,600,000	(13)	Mizuho Financial Group Inc., 2.140%, 11/25/2019	4,599,954	0.1
3,000,000	(13)	Mizuho Financial Group Inc., 2.160%, 11/20/2019	3,000,002	0.0
4,100,000	(13)	Mizuho Financial Group Inc., 2.210%, 11/01/2019	4,100,015	0.1
4,600,000	(13)	National Bank Of Canada, 2.150%, 10/10/2019	4,599,975	0.0
5,400,000	(13)	National Bank Of Canada, 2.160%, 11/06/2019	5,399,844	0.1
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Floating Rate Notes (continued)
2,000,000	(13)	Natixis S.A., 2.140%, 11/08/2019	$1,999,938	0.0
3,700,000	(13)	Royal Bank Of Canada, 2.150%, 10/11/2019	3,699,968	0.1
5,900,000	(13)	Skandinaviska Enskilda Banken AB, 2.140%, 11/08/2019	5,899,812	0.1
2,200,000	(13)	Sumitomo Mitsui Trust Holdings, Inc., 2.170%, 10/22/2019	2,200,008	0.0
1,000,000	(13)	Sumitomo Mitsui Trust Holdings, Inc., 2.170%, 10/23/2019	1,000,004	0.0
2,900,000	(13)	The Sumitomo Mitsui Financial Group, 2.160%, 11/08/2019	2,899,970	0.0
3,400,000	(13)	The Sumitomo Mitsui Financial Group, 2.160%, 11/18/2019	3,399,988	0.1
5,500,000	(13)	The Sumitomo Mitsui Financial Group, 2.190%, 11/05/2019	5,499,958	0.1
3,245,000	(13)	Svenska Handelsbanken AB, 2.140%, 10/08/2019	3,244,978	0.0
3,000,000	(13)	Toronto-Dominion Bank, 2.140%, 10/09/2019	2,999,978	0.0
5,942,000	(13)	Wells Fargo & Co., 2.180%, 11/04/2019	5,941,843	0.1
1,147,000	(13)	Wells Fargo & Co., 2.180%, 12/03/2019	1,146,939	0.0
			121,153,991	1.6
		Repurchase Agreements: 3.0%
40,685,323	(13)	BNP Paribas S.A., Repurchase Agreement dated 09/30/19, 2.35%, due 10/01/19 (Repurchase Amount $40,687,942, collateralized by various U.S. Government Securities, 0.000%-4.625%, Market Value plus accrued interest $41,499,030, due 11/15/19-02/15/49)	40,685,323	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements (continued)
80,247,136	(13)	Citigroup, Inc., Repurchase Agreement dated 09/30/19, 2.32%, due 10/01/19 (Repurchase Amount $80,252,237, collateralized by various U.S. Government Agency Obligations, 2.500%-9.000%, Market Value plus accrued interest $81,852,114, due 06/01/24-10/01/49)	$80,247,136	1.1
80,247,136	(13)	Guggenheim Securities LLC, Repurchase Agreement dated 09/30/19, 2.42%, due 10/01/19 (Repurchase Amount $80,252,456, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.500%-5.000%, Market Value plus accrued interest $81,852,091, due 08/15/22-06/20/69)	80,247,136	1.1
21,940,759	(13)	State of Wisconsin Investment Board, Repurchase Agreement dated 09/30/19, 2.52%, due 10/01/19 (Repurchase Amount $21,942,274, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $22,379,634, due 04/15/21-09/09/49)	21,940,759	0.3
			223,120,354	3.0
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.2%
16,837,000	(14)	Goldman Sachs Financial Square Government Fund — Institutional Shares, 1.840% (Cost $16,837,000)	$16,837,000	0.2
		Total Short-Term Investments (Cost $509,415,317)	509,404,065	6.8
		Total Investments in Securities (Cost $8,175,043,762)	$8,423,700,193	112.5
		Liabilities in Excess of Other Assets	(936,846,437)	(12.5)
		Net Assets	$7,486,853,756	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of September 30, 2019.

(5)
The grouping contains Level 3 securities.

(6)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(7)
Represents a zero coupon bond. Rate shown reflects the effective yield as of September 30, 2019.

(8)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(9)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of September 30, 2019.

(10)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

(11)
Settlement is on a when-issued or delayed-delivery basis.

(12)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(13)
Represents securities purchased with cash collateral received for securities on loan.

(14)
Rate shown is the 7-day yield as of September 30, 2019.

BRL
Brazilian Real

CLP
Chilean Peso

DKK
Danish Krone

IDR
Indonesian Rupiah

PEN
Peruvian Nuevo Sol

RUB
Russian Ruble

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

US0012M
12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2019
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$2,112,872,956	$—	$2,112,872,956
Collateralized Mortgage Obligations	—	1,582,016,490	—	1,582,016,490
Asset-Backed Securities	—	661,261,612	—	661,261,612
Commercial Mortgage-Backed Securities	—	601,162,563	7,511,832	608,674,395
U.S. Government Agency Obligations	—	1,838,647,460	—	1,838,647,460
Sovereign Bonds	—	166,190,267	—	166,190,267
Convertible Bonds/Notes	—	1,719,818	—	1,719,818
U.S. Treasury Obligations	—	942,913,130	—	942,913,130
Short-Term Investments	16,837,000	492,567,065	—	509,404,065
Total Investments, at fair value	$16,837,000	$8,399,351,361	$7,511,832	$8,423,700,193
Other Financial Instruments+
Centrally Cleared Swaps	—	1,318,943	—	1,318,943
Forward Foreign Currency Contracts	—	2,530,845	—	2,530,845
Forward Premium Swaptions	—	889,862	—	889,862
Futures	2,753,982	—	—	2,753,982
Total Assets	$19,590,982	$8,404,091,011	$7,511,832	$8,431,193,825
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,049,922)	$—	$(1,049,922)
Forward Foreign Currency Contracts	—	(1,860,676)	—	(1,860,676)
Futures	(10,979,686)	—	—	(10,979,686)
Total Liabilities	$(10,979,686)	$(2,910,598)	$—	$(13,890,284)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

At September 30, 2019, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 5,010,477	COP 17,371,525,230	Barclays Bank PLC	11/08/19	$27,490
USD 5,016,178	COP 17,371,525,230	Barclays Bank PLC	11/08/19	33,190
ZAR 7,288,516	USD 469,883	Barclays Bank PLC	11/08/19	8,902
MXN 2,057,068	USD 102,666	Barclays Bank PLC	11/08/19	897
USD 9,188	MYR 38,391	Barclays Bank PLC	11/08/19	32
USD 9,446,511	CLP 6,719,481,785	BNP Paribas	11/08/19	223,942
CLP 4,731,667,875	USD 6,547,336	BNP Paribas	11/08/19	(53,065)
COP 17,340,464,240	USD 5,091,717	BNP Paribas	11/08/19	(117,640)
COP 17,340,464,240	USD 5,092,353	BNP Paribas	11/08/19	$(118,275)
CZK 16,051	USD 692	BNP Paribas	11/08/19	(14)
USD 9,449,169	CLP 6,719,481,785	BNP Paribas	11/08/19	226,600
PLN 118,235,107	USD 30,127,829	BNP Paribas	11/08/19	(628,794)
USD 5,281,777	PEN 17,945,531	BNP Paribas	11/08/19	(34,850)
USD 14,986,869	PLN 58,924,113	BNP Paribas	11/08/19	285,614
USD 5,009,835	RON 21,382,116	Citibank N.A.	11/08/19	100,651
USD 536,620	PHP 28,201,524	Citibank N.A.	11/08/19	(6,970)
RON 22,344,621	USD 5,238,972	Citibank N.A.	11/08/19	(108,805)
USD 423,252	TRY 2,441,206	Citibank N.A.	11/08/19	(3,472)
USD 747,000	BRL 3,119,995	Citibank N.A.	11/08/19	(749)
USD 14,986,884	PLN 58,924,113	Goldman Sachs International	11/08/19	285,629
CLP 3,362,570,353	USD 4,641,800	Goldman Sachs International	11/08/19	(26,632)
CLP 4,731,667,876	USD 6,585,413	Goldman Sachs International	11/08/19	(91,143)
USD 13,905,429	BRL 56,393,469	HSBC Bank USA N.A.	11/08/19	368,966
USD 5,019,470	IDR 72,340,608,261	HSBC Bank USA N.A.	11/08/19	(61,010)
USD 5,018,774	IDR 72,340,608,261	HSBC Bank USA N.A.	11/08/19	(61,707)
PEN 914,922	USD 268,952	JPMorgan Chase Bank N.A.	11/08/19	2,107
USD 6,306,990	RUB 426,187,631	JPMorgan Chase Bank N.A.	11/08/19	(232,144)
USD 6,306,571	RUB 426,187,631	JPMorgan Chase Bank N.A.	11/08/19	(232,564)
ILS 198,126	USD 56,178	JPMorgan Chase Bank N.A.	11/08/19	933
CLP 3,360,734,885	USD 4,663,801	JPMorgan Chase Bank N.A.	11/08/19	(51,152)
USD 9,445,567	CLP 6,719,481,785	Morgan Stanley Capital Services LLC	11/08/19	222,997
USD 13,897,205	BRL 56,393,469	Morgan Stanley Capital Services LLC	11/08/19	360,742
USD 283,340	HUF 83,233,021	Morgan Stanley Capital Services LLC	11/08/19	11,815
USD 5,284,937	PEN 17,945,531	Morgan Stanley Capital Services LLC	11/08/19	(31,690)
USD 13,906,801	BRL 56,393,469	Morgan Stanley Capital Services LLC	11/08/19	370,338
				$670,169
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

At September 30, 2019, the following futures contracts were outstanding for Voya Intermediate Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	1,021	12/19/19	$133,049,062	$(1,494,172)
U.S. Treasury Long Bond	1,718	12/19/19	278,852,875	(4,960,213)
U.S. Treasury Ultra Long Bond	1,060	12/19/19	203,420,625	(4,525,301)
			$615,322,562	$(10,979,686)
Short Contracts:
U.S. Treasury 2-Year Note	(344)	12/31/19	(74,132,000)	36,193
U.S. Treasury 5-Year Note	(2,710)	12/31/19	(322,892,267)	2,270,009
U.S. Treasury Ultra 10-Year Note	(202)	12/19/19	(28,766,063)	447,780
			$(425,790,330)	$2,753,982
At September 30, 2019, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Fund:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Cross-over Index, Series 32, Version 1	Buy	(5.000)	12/20/24	EUR241,030,000	$(33,944,964)	$1,133,783
					$(33,944,964)	$1,133,783
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 32, Version 2	Sell	5.000	06/20/24	USD270,420,000	$18,138,962	$185,160
					$18,138,962	$185,160
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Implied Credit Spread at 09/30/19 (%)(7)	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Inc., 2.750%, due 3/15/2023	Sell	1.000	12/20/24	0.546	USD11,540,000	$259,616	$(10,228)
						$259,616	$(10,228)

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.
(6)
Payments received quarterly.

(7)
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At September 30, 2019, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	3-month USD-LIBOR	Quarterly	1.623%	Semi-Annual	09/13/29	USD220,857,000	$(1,039,695)	$(1,039,694)
							$(1,039,695)	$(1,039,694)
At September 30, 2019, the following over-the-counter forward premium swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Exercise Rate(1)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(2)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Goldman Sachs International	5.130%	Receive	3-month USD-LIBOR	03/16/20	USD82,531,000	$(4,233,840)	$170,229
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	4.960%	Receive	3-month USD-LIBOR	04/29/20	USD173,026,000	(8,573,439)	644,428
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.290%	Receive	3-month USD-LIBOR	02/27/20	USD159,420,000	(8,441,289)	75,205
							$(21,248,568)	$889,862

(1)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(2)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
BRL –  Brazilian Real
CLP –  Chilean Peso
COP –  Colombian Peso
CZK  – Czech Koruna
EUR  – EU Euro
HUF  –  Hungarian Forint
IDR  –  Indonesian Rupiah
ILS  –  Israeli New Shekel
MXN  –  Mexican Peso
MYR  –  Malaysian Ringgit
PEN  –  Peruvian Nuevo Sol
PHP  –  Philippine Peso
PLN  –  Polish Zloty
RON  –  Romanian New Leu
RUB  –  Russian Ruble
TRY  –  Turkish Lira
USD  –  United States Dollar
ZAR  –  South African Rand
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,530,845
Interest rate contracts	Unrealized appreciation on forward premium swaptions	889,862
Interest rate contracts	Net Assets — Unrealized appreciation**	2,753,981
Credit contracts	Net Assets — Unrealized depreication***	1,318,943
Total Asset Derivatives		$7,493,631
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,860,676
Interest rate contracts	Net Assets — Unrealized depreciation**	10,979,686
Interest rate contracts	Net Assets — Unrealized depreciation***	1,039,694
Credit contracts	Net Assets — Unrealized depreciation***	10,228
Total Liability Derivatives		$13,890,284

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$3,481,890	$—	$3,481,890
Equity contracts	—	—	236,535	—	—	236,535
Foreign exchange contracts	—	5,650,853	—	—	—	5,650,853
Interest rate contracts	(3,014,491)	—	44,231,293	(56,970)	(11,797,177)	29,362,655
Total	$(3,014,491)	$5,650,853	$44,467,828	$3,424,920	$(11,797,177)	$38,731,933
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$1,307,432	$—	$1,307,432
Foreign exchange contracts	—	559,832	—	—	—	559,832
Interest rate contracts	3,672,451	—	(13,587,546)	(51,770)	10,226,970	260,105
Total	$3,672,451	$559,832	$(13,587,546)	$1,255,662	$10,226,970	$2,127,369

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2019 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2019:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Totals
Assets:
Forward foreign currency contracts	$70,511	$736,156	$100,651	$285,629	$368,966	$3,040	$965,892	$2,530,845
Forward premium swaptions	—	—	—	170,229	—	—	719,633	889,862
Total Assets	$70,511	$736,156	$100,651	$455,858	$368,966	$3,040	$1,685,525	$3,420,707
Liabilities:
Forward foreign currency contracts	$—	$952,638	$119,996	$117,775	$122,717	$515,860	$31,690	$1,860,676
Total Liabilities	$—	$952,638	$119,996	$117,775	$122,717	$515,860	$31,690	$1,860,676
Net OTC derivative instruments by counterparty, at fair value	$70,511	$(216,482)	$(19,345)	$338,083	$246,249	$(512,820)	$1,653,835	$1,560,031
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$(100,000)	$—	$512,820	$(1,240,000)	$(827,180)
Net Exposure(1)(2)(3)	$70,511	$(216,482)	$(19,345)	$238,083	$246,249	$—	$413,835	$732,851

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At September 30, 2019, the Fund had pledged $540,000 in cash collateral to JPMorgan Chase Bank N.A. Excess cash collateral is not shown for financial reporting purposes.

At September 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $8,162,740,240.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$283,653,310
Gross Unrealized Depreciation	(46,087,064)
Net Unrealized Appreciation	$237,566,246
The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$1,743,286	$—	$1,743,286
Equity contracts	—	—	153,341	—	—	153,341
Foreign exchange contracts	—	951,668	—	—	—	951,668
Interest rate contracts	(866,891)	—	(15,464,031)	(868,439)	(4,793,703)	(21,993,064)
Total	$(866,891)	$951,668	$(15,310,690)	$874,847	$(4,793,703)	$(19,144,769)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(3,480,618)	$—	$(3,480,618)
Foreign exchange contracts	(27,873)	(98,346)	—	—	170,146	43,927
Interest rate contracts	532,778	—	3,139,114	1,570,280	5,801,520	11,043,692
Total	$504,905	$(98,346)	$3,139,114	$(1,910,338)	$5,971,666	$7,607,001

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2019 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 56.2%
		Basic Materials: 1.5%
613,000	(1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$625,536	0.3
235,000	(1)	Dow Chemical Co/The, 3.150%, 05/15/2024	241,494	0.1
231,000	(1)	Georgia-Pacific LLC, 5.400%, 11/01/2020	238,986	0.1
300,000	(1)	OCI NV, 6.625%, 04/15/2023	314,910	0.2
300,000	(1)	WR Grace & Co-Conn, 5.125%, 10/01/2021	313,155	0.1
1,302,000		Other Securities	1,324,863	0.7
			3,058,944	1.5
		Communications: 5.1%
815,000		AT&T, Inc., 2.800%, 02/17/2021	822,316	0.4
800,000		AT&T, Inc., 3.600%-4.050%, 02/17/2023-12/15/2023	840,475	0.4
206,000	(1)	CommScope, Inc., 5.000%, 06/15/2021	206,834	0.1
200,000	(1)	CSC Holdings LLC, 5.375%, 07/15/2023	205,750	0.1
188,000	(1)	Fox Corp., 4.030%, 01/25/2024	200,129	0.1
250,000	(1)	Plantronics, Inc., 5.500%, 05/31/2023	251,250	0.1
250,000	(1)	Sirius XM Radio, Inc., 3.875%, 08/01/2022	255,313	0.1
347,000	(1)	Sky Ltd., 3.125%, 11/26/2022	358,500	0.2
802,000		Verizon Communications, Inc., 3.125%, 03/16/2022	825,426	0.4
234,000		TWDC Enterprises 18 Corp., 1.950%, 03/04/2020	233,923	0.1
466,000	(1)	Walt Disney Co/The, 3.000%, 09/15/2022	480,908	0.3
220,000	(1)	Walt Disney Co/The, 4.000%, 10/01/2023	234,086	0.1
5,220,000		Other Securities	5,352,956	2.7
			10,267,866	5.1
		Consumer, Cyclical: 4.7%
313,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	320,773	0.2
200,000	(1)	Daimler Finance North America LLC, 2.300%, 01/06/2020	200,036	0.1
514,000	(1)	Daimler Finance North America LLC, 3.400%, 02/22/2022	526,025	0.3
160,000		Delta Air Lines 2019-1 Class A Pass Through Trust, 3.404%, 10/25/2025	167,668	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
665,000		Delta Air Lines, Inc., 2.875%-3.800%, 03/13/2020-04/19/2023	$681,314	0.3
796,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/2020	798,100	0.4
250,000	(1)	Lions Gate Capital Holdings LLC, 6.375%, 02/01/2024	264,970	0.1
306,000	(1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/2020	305,591	0.1
250,000	(1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/2024	268,750	0.1
200,000	(1)	Toyota Industries Corp., 3.110%, 03/12/2022	203,753	0.1
110,000		Toyota Motor Credit Corp., 2.950%, 04/13/2021	111,803	0.1
1,135,000		Walmart, Inc., 2.350%-3.125%, 06/23/2020-12/15/2022	1,152,109	0.6
250,000	(1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.250%, 05/30/2023	257,813	0.1
4,096,903		Other Securities	4,266,710	2.1
			9,525,415	4.7
		Consumer, Non-cyclical: 7.7%
380,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	381,176	0.2
450,000	(1)	Bristol-Myers Squibb Co., 2.600%, 05/16/2022	456,931	0.2
829,000		Cardinal Health, Inc., 2.616%, 06/15/2022	833,504	0.4
45,000		Cardinal Health, Inc., 4.625%, 12/15/2020	46,199	0.0
240,000	(1)	Danone SA, 1.691%, 10/30/2019	239,890	0.1
712,000		General Mills, Inc., 3.150%, 12/15/2021	726,613	0.4
210,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	210,795	0.1
304,000		Keurig Dr Pepper, Inc., 3.551%, 05/25/2021	310,809	0.2
300,000	(1)	Mondelez International Holdings Netherlands BV, 2.125%, 09/19/2022	299,409	0.2
200,000	(1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	204,195	0.1
824,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	828,064	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
200,000	(1)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	$207,136	0.1
250,000	(1)	TreeHouse Foods, Inc., 6.000%, 02/15/2024	260,000	0.1
10,212,000		Other Securities	10,409,710	5.2
			15,414,431	7.7
		Energy: 4.8%
54,000		BP Capital Markets America, Inc., 3.216%, 11/28/2023	56,113	0.0
648,000		BP Capital Markets America, Inc., 4.742%, 03/11/2021	674,081	0.3
529,000		BP Capital Markets PLC, 2.315%-2.521%, 01/15/2020-02/13/2020	529,720	0.3
663,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 5.875%, 03/01/2022	709,447	0.4
875,000		Enterprise Products Operating LLC, 2.800%-5.200%, 09/01/2020-04/15/2021	886,438	0.4
498,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	516,565	0.3
170,000	(1)	Schlumberger Finance Canada Ltd., 2.200%, 11/20/2020	170,048	0.1
130,000	(1)	Schlumberger Norge AS, 4.200%, 01/15/2021	132,796	0.1
936,000		Shell International Finance BV, 1.750%, 09/12/2021	934,600	0.5
294,000		Shell International Finance BV, 2.125%, 05/11/2020	294,754	0.1
4,624,000		Other Securities	4,679,603	2.3
			9,584,165	4.8
		Financial: 19.8%
210,000	(1)	ABN AMRO Bank NV, 2.450%, 06/04/2020	210,346	0.1
400,000	(1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	408,783	0.2
860,000		American Express Co., 3.375%-3.700%, 05/17/2021-08/03/2023	884,988	0.4
200,000	(1)	ANZ New Zealand Int’l Ltd./London, 2.200%, 07/17/2020	200,351	0.1
285,000	(1)(2)	Athene Global Funding, 2.750%, 04/20/2020	286,020	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
550,000		Bank of America Corp., 2.151%, 11/09/2020	$550,064	0.3
1,038,000	(3)	Bank of America Corp., 2.369%, 07/21/2021	1,039,878	0.5
682,000	(3)	Bank of America Corp., 3.004%, 12/20/2023	696,895	0.3
200,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	200,275	0.1
800,000	(1)	BPCE SA, 2.750%, 01/11/2023	813,722	0.4
878,000		Citigroup, Inc., 2.900%, 12/08/2021	891,528	0.4
207,000	(1)	Commonwealth Bank of Australia, 2.250%, 03/10/2020	207,217	0.1
729,000		Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/2020	736,020	0.4
220,000	(1)	Danske Bank A/S, 2.000%, 09/08/2021	218,561	0.1
200,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	201,119	0.1
305,000	(1)(3)	Danske Bank A/S, 3.001%, 09/20/2022	306,193	0.2
510,000	(1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	511,392	0.3
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/2019	425,058	0.2
374,000		Goldman Sachs Group, Inc./The, 2.300%-2.350%, 12/13/2019-11/15/2021	374,317	0.2
672,000		HSBC Holdings PLC, 3.400%, 03/08/2021	682,472	0.4
200,000		HSBC Holdings PLC, 5.100%, 04/05/2021	208,557	0.1
200,000		HSBC USA, Inc., 5.000%, 09/27/2020	205,547	0.1
698,000		JPMorgan Chase & Co., 3.200%, 01/25/2023	721,296	0.4
835,000	(3)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	836,438	0.4
608,000		JPMorgan Chase & Co., 2.550%-4.500%, 03/01/2021-01/24/2022	627,653	0.3
281,000	(1)	Lloyds Bank PLC, 6.500%, 09/14/2020	290,938	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
408,000	(1)	Metropolitan Life Global Funding I, 3.375%, 01/11/2022	$419,888	0.2
641,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	643,902	0.3
1,168,000		Morgan Stanley, 2.750%-5.500%, 07/28/2021-05/19/2022	1,210,975	0.6
200,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	200,090	0.1
217,000	(1)	Nationwide Financial Services, Inc., 5.375%, 03/25/2021	224,910	0.1
130,000	(1)	New York Life Global Funding, 2.950%, 01/28/2021	131,683	0.1
200,000	(1)	Nordea Bank Abp, 2.250%, 05/27/2021	200,443	0.1
280,000	(1)	Nordea Bank ABP, 4.875%, 01/27/2020	282,432	0.1
200,000	(1)	Nordea Bank ABP, 4.875%, 05/13/2021	207,018	0.1
535,000		PNC Financial Services Group, Inc./The, 3.500%, 01/23/2024	565,615	0.3
560,000		PNC Bank NA, 2.600%-2.700%, 07/21/2020-11/01/2022	564,973	0.3
346,000	(1)	Protective Life Global Funding, 2.161%, 09/25/2020	346,437	0.2
175,000	(1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	175,000	0.1
210,000		Royal Bank of Canada, 2.949%, (US0003M + 0.660%), 10/05/2023	210,768	0.1
650,000		Royal Bank of Canada, 2.125%-3.700%, 03/02/2020-10/05/2023	661,741	0.3
864,000		Royal Bank of Scotland Group PLC, 3.875%-6.400%, 10/21/2019-09/12/2023	878,062	0.4
363,000	(1)	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/2019	362,900	0.2
560,000	(1)	Standard Chartered PLC, 2.250%, 04/17/2020	559,701	0.3
270,000		Sumitomo Mitsui Banking Corp., 2.514%, 01/17/2020	270,297	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
570,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	$575,251	0.3
200,000	(1)	Swiss Re Treasury US Corp., 2.875%, 12/06/2022	203,678	0.1
200,000	(1)	UBS AG/London, 2.200%, 06/08/2020	200,041	0.1
250,000		UBS AG/Stamford CT, 2.350%, 03/26/2020	250,419	0.1
413,000	(1)	UBS Group Funding Switzerland AG, 2.650%, 02/01/2022	416,832	0.2
91,000		Wells Fargo & Co., 4.125%, 08/15/2023	96,618	0.0
897,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	923,186	0.5
710,000	(3)	Wells Fargo Bank NA, 2.150%-3.325%, 12/06/2019-07/23/2021	712,284	0.4
15,291,000	(4)	Other Securities	15,601,141	7.8
			39,831,913	19.8
		Industrial: 4.2%
300,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/2023	307,875	0.1
1,798,000	(2)	Caterpillar Financial Services Corp., 2.250%-3.650%, 12/01/2019-05/17/2024	1,833,830	0.9
300,000	(1)	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/2022	310,560	0.2
203,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.650%, 07/29/2021	207,757	0.1
200,000	(1)	Rolls-Royce PLC, 2.375%, 10/14/2020	200,254	0.1
300,000	(1)	Sealed Air Corp., 5.250%, 04/01/2023	321,000	0.2
484,000	(1)	SMBC Aviation Capital Finance DAC, 4.125%, 07/15/2023	509,076	0.3
781,000		United Technologies Corp., 3.100%-3.350%, 08/16/2021-06/01/2022	802,054	0.4
3,758,000		Other Securities	3,831,702	1.9
			8,324,108	4.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: 3.7%
725,000		Apple, Inc., 2.000%, 11/13/2020	$726,633	0.4
620,000		Apple, Inc., 1.800%-1.900%, 02/07/2020-05/11/2020	619,797	0.3
225,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	232,055	0.1
170,000		Intel Corp., 1.850%, 05/11/2020	169,898	0.1
998,000		Intel Corp., 2.450%, 07/29/2020	1,001,952	0.5
668,000		NVIDIA Corp., 2.200%, 09/16/2021	669,674	0.3
3,954,000		Other Securities	4,016,576	2.0
			7,436,585	3.7
		Utilities: 4.7%
120,000		Duke Energy Progress LLC, 3.375%, 09/01/2023	126,045	0.1
814,000		Duke Energy Corp., 1.800%-2.400%, 09/01/2021-08/15/2022	814,825	0.4
999,000		National Rural Utilities Cooperative Finance Corp., 1.500%-2.350%, 11/01/2019-09/15/2022	1,000,673	0.5
220,000	(1)	Niagara Mohawk Power Corp., 2.721%, 11/28/2022	223,188	0.1
225,000	(1)	Oncor Electric Delivery Co. LLC, 2.750%, 06/01/2024	231,205	0.1
6,893,000	(4)	Other Securities	6,987,589	3.5
			9,383,525	4.7
		Total Corporate Bonds/Notes
		(Cost $111,695,372)	112,826,952	56.2
COLLATERALIZED MORTGAGE OBLIGATIONS: 9.0%
461,479		Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.468%, (US0001M + 4.450%), 01/25/2029	486,447	0.2
464,402		Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.368%, (US0001M + 4.350%), 05/25/2029	490,090	0.2
600,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.018%, (US0001M + 3.000%), 10/25/2029	624,347	0.3
600,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.418%, (US0001M + 2.400%), 05/28/2030	607,802	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
665,000	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.218%, (US0001M + 2.200%), 08/25/2030	$670,398	0.3
900,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.568%, (US0001M + 2.550%), 12/25/2030	916,475	0.5
300,000	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 4.118%, (US0001M + 2.100%), 03/25/2031	302,207	0.2
216,168	Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/2040	220,164	0.1
18,775	Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/2024	18,832	0.0
112,232	Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/2040	120,553	0.1
32,868	Fannie Mae REMIC Trust 2010-19 PB, 3.000%, 12/25/2039	32,875	0.0
185,918	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/2040	191,141	0.1
2,055,113	Fannie Mae REMICS 2010-123 FL, 2.448%, (US0001M + 0.430%), 11/25/2040	2,056,721	1.0
943,450	Fannie Mae REMICS 2011-51 FM, 2.668%, (US0001M + 0.650%), 06/25/2041	949,157	0.5
2,117,932	Fannie Mae REMICS 2011-96 FN, 2.518%, (US0001M + 0.500%), 10/25/2041	2,125,021	1.1
1,207,078	Fannie Mae REMICS 2013-114 NA, 3.000%, 08/25/2032	1,238,723	0.6
2,074,860	Freddie Mac 3049 XF, 2.378%, (US0001M + 0.350%), 05/15/2033	2,070,081	1.0
366,403	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/2028	411,049	0.2
861,553	Freddie Mac REMICS 3255 FA, 2.308%, (US0001M + 0.280%), 12/15/2036	856,979	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
118,427		Freddie Mac REMICS 3747 FA, 2.528%, (US0001M + 0.500%), 10/15/2040	$119,038	0.1
834,553		Freddie Mac REMICS 3878 FA, 2.378%, (US0001M + 0.350%), 04/15/2041	835,369	0.4
184,233		Ginnie Mae Series 2012-52 PV, 2.500%, 12/20/2039	185,105	0.1
918,838		Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	933,749	0.5
518,768	(3)	Ginnie Mae Series 2014-53 JM, 7.121%, 04/20/2039	590,607	0.3
1,012,722		Ginnie Mae Series 2017-H19 FA, 2.679%, (US0001M + 0.450%), 08/20/2067	1,012,442	0.5
102,618	(3)	Wells Fargo Mortgage Backed Securities 2005-AR16 2A1, 5.014%, 02/25/2034	106,215	0.0
		Total Collateralized Mortgage Obligations
		(Cost $18,112,129)	18,171,587	9.0
U.S. TREASURY OBLIGATIONS: 7.4%
		U.S. Treasury Notes: 7.4%
11,701,000		1.500%, 07/15/2020	11,669,005	5.8
2,196,000		1.500%, 09/15/2022	2,192,140	1.1
1,016,000		1.500%, 09/30/2021- 09/30/2024	1,013,626	0.5
		Total U.S. Treasury Obligations
		(Cost $14,874,618)	14,874,771	7.4
SOVEREIGN BONDS: 1.1%
2,165,000		FMS Wertmanagement, 1.750%, 01/24/2020	2,162,953	1.1
		Total Sovereign Bonds
		(Cost $2,158,645)	2,162,953	1.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.0%
		Federal Home Loan Mortgage Corporation: 0.3%(5)
534,304		5.500%, 01/01/2037- 02/01/2039	590,394	0.3
		Government National Mortgage Association: 0.6%
1,125,000	(6)	3.000%,11/20/2049	1,153,608	0.6
		Uniform Mortgage-Backed Security: 0.1%
279,641		Other Securities	299,703	0.1
		Total U.S. Government Agency Obligations
		(Cost $2,021,583)	2,043,705	1.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.9%
342,782	(1)(3)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 D, 5.919%, 04/12/2038	$349,793	0.2
670,000	(1)	BHP Trust 2019-BXHP A, 3.003%, (US0001M + 0.975%), 08/15/2036	667,494	0.3
220,000	(1)	BHP Trust 2019-BXHP D, 3.799%, (US0001M + 1.771%), 08/15/2036	219,750	0.1
220,000	(1)	BHP Trust 2019-BXHP E, 4.595%, (US0001M + 2.568%), 08/15/2036	220,213	0.1
90,000	(3)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.262%, 11/10/2046	97,414	0.0
298,185		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	306,847	0.2
178,111		COMM 2012-CCRE1 A3 Mortgage Trust, 3.391%, 05/15/2045	182,848	0.1
430,000		COMM 2013-LC6 B Mortgage Trust, 3.739%, 01/10/2046	445,334	0.2
680,000	(1)(3)	COMM 2013-SFS A2 Mortgage Trust, 3.086%, 04/12/2035	698,563	0.4
1,100,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 B, 3.258%, (US0001M + 1.230%), 05/15/2036	1,101,299	0.5
793,000	(1)(3)	DBUBS 2011-LC1A E, 5.885%, 11/10/2046	821,807	0.4
71,729	(3)	Ginnie Mae 2011-53 B, 3.983%, 05/16/2051	73,456	0.0
257,847		Ginnie Mae 2014-168 DA, 2.400%, 06/16/2046	258,133	0.1
254,634		Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	254,429	0.1
62,109	(3)	Ginnie Mae 2015-21 AF, 2.077%, 07/16/2048	61,738	0.0
130,594		Ginnie Mae 2015-81 AC, 2.400%, 01/16/2056	130,718	0.1
196,076		Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	193,851	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
79,238		Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	$79,354	0.0
392,712		Ginnie Mae 2017-100 AB, 2.300%, 04/16/2052	392,004	0.2
199,880		Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	199,478	0.1
85,260		Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	85,101	0.0
143,729		Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	143,831	0.1
536,065		Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	535,122	0.3
336,025		Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	336,313	0.2
146,993		Ginnie Mae 2018-41 A, 2.400%, 09/16/2058	146,763	0.1
620,000	(1)(3)	GRACE 2014-GRCE E Mortgage Trust, 3.710%, 06/10/2028	627,146	0.3
250,000	(1)(3)	GRACE 2014-GRCE F Mortgage Trust, 3.710%, 06/10/2028	252,382	0.1
330,000	(1)	GS Mortgage Securities Corp. Trust 2017-GPTX B, 3.104%, 05/10/2034	330,870	0.2
870,000	(1)(3)	GS Mortgage Securities Trust 2011-GC3 D, 5.825%, 03/10/2044	906,259	0.4
290,000	(1)(3)	GS Mortgage Securities Trust 2012-GC6 C, 5.840%, 01/10/2045	306,641	0.2
1,030,000	(1)	Hawaii Hotel Trust 2019-MAUI E, 4.187%, (US0001M + 2.350%), 05/15/2038	1,035,086	0.5
330,000	(1)	Houston Galleria Mall Trust 2015-HGLR A1A2, 3.087%, 03/05/2037	342,348	0.2
700,000	(1)(3)	Irvine Core Office Trust 2013-IRV A2, 3.279%, 05/15/2048	727,301	0.4
284,701	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-HSBC A, 3.093%, 07/05/2032	291,943	0.2
1,040,000	(1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.554%, 08/15/2046	1,091,566	0.5
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
340,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/2047	$352,742	0.2
210,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.253%, 12/15/2047	218,454	0.1
300,000	(1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES D, 3.742%, 09/05/2032	301,198	0.2
1,539		JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	1,557	0.0
820,000	(3)	JPMBB Commercial Mortgage Securities Trust 2014-C19 C, 4.854%, 04/15/2047	873,321	0.4
273,169		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 ASB, 2.699%, 12/15/2048	274,956	0.1
158,658		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3, 3.669%, 02/15/2047	161,221	0.1
330,000	(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 C, 5.074%, 04/15/2047	355,866	0.2
170,328		Morgan Stanley Capital I 2011-C3 A4, 4.118%, 07/15/2049	174,525	0.1
600,000	(1)(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.554%, 09/15/2047	621,930	0.3
290,000	(1)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	292,994	0.2
630,000	(1)(3)	Morgan Stanley Capital I Trust 2014-CPT E, 3.560%, 07/13/2029	636,609	0.3
280,000	(1)	Morgan Stanley Capital I, Inc. 2019-BPR A, 3.428%, (US0001M + 1.400%), 05/15/2036	280,167	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
340,000	(1)(3)	Wells Fargo Commercial Mortgage Trust 2010-C1 B, 5.276%, 11/15/2043	$348,249	0.2
224,000		Wells Fargo Commercial Mortgage Trust 2017-RC1 A2, 3.118%, 01/15/2060	228,330	0.1
465,000	(1)(3)	WFRBS Commercial Mortgage Trust 2012-C6 D, 5.768%, 04/15/2045	492,298	0.2
470,632		Other Securities	472,268	0.2
		Total Commercial Mortgage-Backed Securities
		(Cost $19,871,299)	19,999,880	9.9
ASSET-BACKED SECURITIES: 14.5%
		Automobile Asset-Backed Securities: 7.3%
200,000		Ally Auto Receivables Trust 2018-3 A4, 3.120%, 07/17/2023	204,674	0.1
133,902		Ally Auto Receivables Trust 2019-1 A2, 2.850%, 03/15/2022	134,322	0.1
100,000		Ally Auto Receivables Trust 2019-1 A4, 3.020%, 04/15/2024	102,765	0.1
700,000		Ally Auto Receivables Trust 2019-2 A2, 2.340%, 06/15/2022	701,369	0.3
250,000		CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/2022	250,935	0.1
450,000		CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/2022	451,768	0.2
223,553		Carmax Auto Owner Trust 2019-1 A2A, 3.020%, 07/15/2022	224,672	0.1
100,000		Carmax Auto Owner Trust 2019-2 A2A, 2.690%, 07/15/2022	100,614	0.1
100,000		Carmax Auto Owner Trust 2019-2 A4, 2.770%, 12/16/2024	102,795	0.1
350,000		GM Financial Automobile Leasing Trust 2018-1 A4, 2.680%, 12/20/2021	351,345	0.2
500,000		GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	501,891	0.2
150,000		GM Financial Automobile Leasing Trust 2018-3 A4, 3.300%, 07/20/2022	152,052	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
850,000		GM Financial Automobile Leasing Trust 2019-2 A4, 2.720%, 03/20/2023	$860,488	0.4
259,675		GM Financial Consumer Automobile Receivables Trust 2019-2 D, 2.660%, 06/16/2022	260,774	0.1
300,000		GM Financial Consumer Automobile Receivables Trust 2019-3 A3, 2.180%, 04/16/2024	301,930	0.2
200,000		Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	206,911	0.1
600,000		Honda Auto Receivables 2019-3 A3 Owner Trust, 1.780%, 08/15/2023	599,008	0.3
350,000	(1)	Hyundai Auto Lease Securitization Trust 2019-B A4, 2.030%, 06/15/2023	350,001	0.2
350,000		Nissan Auto Receivables 2018-C A4 Owner Trust, 3.270%, 06/16/2025	364,117	0.2
200,000		Nissan Auto Receivables 2019-A A2A Owner Trust, 2.820%, 01/18/2022	200,817	0.1
500,000		Nissan Auto Receivables 2019-B A2 Owner Trust, 2.560%, 03/15/2022	502,459	0.2
500,000	(1)	OSCAR US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/2021	500,507	0.2
400,000		Santander Drive Auto Receivables Trust 2019-1 B, 3.210%, 09/15/2023	404,763	0.2
550,000		Santander Drive Auto Receivables Trust 2019-2 B, 2.790%, 01/16/2024	556,549	0.3
150,000	(1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/2022	150,271	0.1
100,000	(1)	Santander Retail Auto Lease Trust 2019-A A2, 2.720%, 01/20/2022	100,692	0.0
300,000	(1)	Santander Retail Auto Lease Trust 2019-B A3, 2.300%, 01/20/2023	301,885	0.1
300,000	(1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	302,287	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
197,893	(1)	Tesla Auto Lease Trust 2018-B A, 3.710%, 08/20/2021	$201,125	0.1
450,000		Toyota Auto Receivables 2017-B Owner Trust A4, 2.050%, 09/15/2022	450,529	0.2
250,000		Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/2022	250,108	0.1
800,000		Toyota Auto Receivables 2019-B A4 Owner Trust, 2.600%, 11/15/2024	817,334	0.4
350,000		Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	349,796	0.2
3,348,508		Other Securities	3,395,949	1.7
			14,707,502	7.3
		Credit Card Asset-Backed Securities: 1.5%
450,000		American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/2022	449,732	0.2
700,000		BA Credit Card Trust 2019-A1 A1, 1.740%, 01/15/2025	697,985	0.4
800,000		Capital One Multi-Asset Execution Trust 2019-A2 A2, 1.720%, 08/15/2024	797,249	0.4
600,000	(1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	609,243	0.3
450,000		Other Securities	455,456	0.2
			3,009,665	1.5
		Home Equity Asset-Backed Securities: 0.0%
4,766		Other Securities	4,761	0.0
		Other Asset-Backed Securities: 5.2%
400,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.533%, (US0003M + 1.230%), 01/15/2030	390,406	0.2
250,000	(1)	Babson CLO Ltd. 2017-1A A2, 3.650%, (US0003M + 1.350%), 07/18/2029	246,441	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
250,000	(1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.478%, (US0003M + 1.200%), 01/20/2031	$243,428	0.1
250,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.553%, (US0003M + 1.250%), 10/17/2030	250,001	0.1
250,000	(1)	CIFC Funding 2013-2A A1LR, 3.510%, (US0003M + 1.210%), 10/18/2030	250,000	0.1
250,000	(1)	CIFC Funding 2015-IA ARR Ltd., 3.388%, (US0003M + 1.110%), 01/22/2031	248,519	0.1
250,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 3.458%, (US0003M + 1.180%), 10/20/2030	249,782	0.1
300,000	(1)	Dryden 68 CLO Ltd. 2019-68A A, 3.651%, (US0003M + 1.310%), 07/15/2032	299,943	0.2
250,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 3.653%, (US0003M + 1.350%), 04/15/2028	247,458	0.1
360,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.358%, (US0003M + 1.200%), 08/15/2030	359,931	0.2
250,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.528%, (US0003M + 1.250%), 01/20/2030	244,208	0.1
250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.503%, (US0003M + 1.220%), 07/24/2030	250,003	0.1
330,000	(1)	LCM XXIII Ltd. 23A A1, 3.678%, (US0003M + 1.400%), 10/20/2029	330,985	0.2
310,000	(1)	LoanCore 2019-CRE2 A Issuer Ltd., 3.158%, (US0001M + 1.130%), 05/09/2036	310,098	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
600,000	(1)	Madison Park Funding XXXVII Ltd. 2019-37A A1, 3.603%, (US0003M + 1.300%), 07/15/2032	$601,304	0.3
250,000	(1)	Magnetite XII Ltd. 2015-12A ARR, 3.403%, (US0003M + 1.100%), 10/15/2031	249,233	0.1
700,000	(1)	Niagara Park Clo Ltd. 2019-B A4, 3.694%, (US0003M + 1.300%), 07/17/2032	699,593	0.3
250,000	(1)	OCP Clo 2019-17A C1 Ltd., 4.047%, (US0003M + 1.750%), 07/20/2032	249,760	0.1
250,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.598%, (US0003M + 1.320%), 03/17/2030	250,617	0.2
250,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.678%, (US0003M + 1.375%), 07/15/2029	245,525	0.1
250,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.653%, (US0003M + 1.350%), 07/19/2030	245,234	0.1
500,000	(1)	OHA Credit Funding 3 Ltd. 2019-3A A1, 3.945%, (US0003M + 1.320%), 07/20/2032	501,080	0.3
260,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 3.568%, (US0003M + 1.410%), 08/15/2029	260,161	0.1
250,000	(1)	Palmer Square CLO 2013-2A AARR Ltd., 3.503%, (US0003M + 1.200%), 10/17/2031	249,118	0.1
250,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.548%, (US0003M + 1.270%), 07/20/2030	249,896	0.2
250,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.628%, (US0003M + 1.350%), 07/20/2030	248,125	0.1
277,721	(1)	SoFi Consumer Loan Program 2019-2 A Trust, 3.010%, 04/25/2028	280,112	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
294,847	(1)	SoFi Consumer Loan Program 2019-3 A Trust, 2.900%, 05/25/2028	$297,036	0.2
400,000	(1)	Symphony CLO XXI Ltd. 2019-21A A, 3.742%, (US0003M + 1.380%), 07/15/2032	399,953	0.2
250,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.508%, (US0003M + 1.230%), 07/20/2030	249,810	0.1
400,000	(1)	THL Credit Wind River 2019-2A A2 Clo Ltd., 3.735%, (US0003M + 1.650%), 01/15/2033	400,000	0.2
300,000	(1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	306,368	0.2
100,000	(1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	100,061	0.1
350,000		Other Securities	354,384	0.2
			10,358,573	5.2
		Student Loan Asset-Backed Securities: 0.5%
211,440	(1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	214,817	0.1
450,000	(1)	Laurel Road Prime Student Loan Trust 2018-B A2FX, 3.540%, 05/26/2043	466,659	0.2
300,000	(1)	Navient Private Education Loan Trust 2014-AA A3, 3.628%, (US0001M + 1.600%), 10/15/2031	305,838	0.2
			987,314	0.5
		Total Asset-Backed Securities
		(Cost $28,918,843)	29,067,815	14.5
SUPRANATIONAL BONDS: 0.0%
58,000		Other Securities	57,925	0.0
		Total Supranational Bonds
		(Cost $57,829)	57,925	0.0
		Total Long-Term Investments
		(Cost $197,710,318)	199,205,588	99.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
		Repurchase Agreements: 0.4%
876,418	(7)	RBC Dominion Securities Inc., Repurchase Agreement dated 09/30/19, 2.37%, due 10/01/19 (Repurchase Amount $876,475, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $893,946, due 10/15/19-09/01/49) (Cost $876,418)	$876,418	0.4
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.8%
1,481,000	(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.840% (Cost $1,481,000)	1,481,000	0.8
		Total Short-Term Investments (Cost $2,357,418)	2,357,418	1.2
		Total Investments in Securities (Cost $200,067,736)	$201,563,006	100.3
		Liabilities in Excess of Other Assets	(647,520)	(0.3)
		Net Assets	$200,915,486	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
Variable rate security. Rate shown is the rate in effect as of September 30, 2019.

(4)
The grouping contains securities on loan.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Settlement is on a when-issued or delayed-delivery basis.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of September 30, 2019.

Reference Rate Abbreviations:
US0001M
1-month LIBOR

US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2019
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$112,826,952	$—	$112,826,952
Collateralized Mortgage Obligations	—	18,171,587	—	18,171,587
Asset-Backed Securities	—	29,067,815	—	29,067,815
Commercial Mortgage-Backed Securities	—	19,999,880	—	19,999,880
U.S. Government Agency Obligations	—	2,043,705	—	2,043,705
Supranational Bonds	—	57,925	—	57,925
Sovereign Bonds	—	2,162,953	—	2,162,953
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2019 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2019
U.S. Treasury Obligations	—	14,874,771	—	14,874,771
Short-Term Investments	1,481,000	876,418	—	2,357,418
Total Investments, at fair value	$1,481,000	$200,082,006	$—	$201,563,006
Other Financial Instruments+
Centrally Cleared Swaps	—	30,073	—	30,073
Forward Premium Swaptions	—	15,250	—	15,250
Futures	69,957	—	—	69,957
Total Assets	$1,550,957	$200,127,329	$—	$201,678,286
Liabilities Table
Other Financial Instruments+
Futures	$(146,926)	$—	$—	$(146,926)
Total Liabilities	$(146,926)	$—	$—	$(146,926)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At September 30, 2019, the following futures contracts were outstanding for Voya Short Term Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	307	12/31/19	$66,158,500	$(146,926)
			$66,158,500	$(146,926)
Short Contracts:
U.S. Treasury 5-Year Note	(115)	12/31/19	(13,702,070)	69,957
			$(13,702,070)	$69,957
At September 30, 2019, the following centrally cleared credit default swaps were outstanding for Voya Short Term Bond Fund:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Cross-over Index, Series 32, Version 1	Buy	(5.000)	12/20/24	EUR5,495,000	$(773,877)	$25,848
					$(773,877)	$25,848
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 32, Version 2	Sell	5.000	06/20/24	USD6,170,000	$413,865	$4,225
					$413,865	$4,225

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2019 (Unaudited) (continued)

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

At September 30, 2019, the following over-the-counter forward premium swaptions were outstanding for Voya Short Term Bond Fund:
Description	Counterparty	Exercise Rate(1)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(2)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Goldman Sachs International	5.130%	Receive	3-month USD-LIBOR	03/16/20	USD809,000	$(41,502)	$1,669
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	4.960%	Receive	3-month USD-LIBOR	04/29/20	USD3,464,000	(171,641)	12,901
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.290%	Receive	3-month USD-LIBOR	02/27/20	USD1,441,000	(76,301)	680
							$(289,444)	$15,250

(1)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(2)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
EUR –  EU Euro
USD –  United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$69,957
Interest rate contracts	Unrealized appreciation on forward premium swaptions	15,250
Credit contracts	Net Assets — Unrealized appreciation**	30,073
Total Asset Derivatives		$115,280
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$146,926
Total Liability Derivatives		$146,926

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2019 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Swaps	Total
Credit contracts	$—	$—	$59,404	$59,404
Equity contracts	—	1,497	—	1,497
Interest rate contracts	(3,539)	108,003	(35,991)	68,473
Total	$(3,539)	$109,500	$23,413	$129,374
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Swaps	Total
Credit contracts	$—		$30,073	$30,073
Interest rate contracts	23,057	(98,834)	—	(75,777)
Total	$23,057	$(98,834)	$30,073	$(45,704)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2019:
	Goldman Sachs International	Morgan Stanley Capital Services LLC	Totals
Assets:
Forward premium swaptions	$1,669	$13,581	$15,250
Total Assets	$1,669	$13,581	$15,250
Net OTC derivative instruments by counterparty, at fair value	$1,669	$13,581	$15,250
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$1,669	$13,581	$15,250

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At September 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $199,677,327.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,799,870
Gross Unrealized Depreciation	(342,979)
Net Unrealized Appreciation	$1,456,891
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 13.4%
		Basic Materials: 1.0%
1,250,000	(1)	Alpek SAB de CV, 4.250%, 09/18/2029	$1,261,562	0.1
1,925,000	(1)	Anglo American Capital PLC, 3.625%, 09/11/2024	1,985,830	0.1
700,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/2023	696,500	0.0
775,000	(1)	Cascades, Inc., 5.500%, 07/15/2022	788,562	0.0
1,500,000	(1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	1,561,890	0.1
250,000	(1)	Constellium SE, 5.750%, 05/15/2024	257,500	0.0
550,000	(1)	Constellium SE, 6.625%, 03/01/2025	574,750	0.0
1,250,000	(1)	Evraz PLC, 5.250%, 04/02/2024	1,329,394	0.1
400,000	(1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	383,500	0.0
750,000	(1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	794,287	0.0
1,800,000	(1)	MMK International Capital DAC, 4.375%, 06/13/2024	1,885,468	0.1
625,000	(1)	Novelis Corp., 5.875%, 09/30/2026	657,031	0.0
175,000	(1)	Novelis Corp., 6.250%, 08/15/2024	183,313	0.0
600,000	(1)	OCI NV, 6.625%, 04/15/2023	629,820	0.0
205,000	(1)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	150,803	0.0
550,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	583,000	0.0
2,500,000	(1)	Severstal OAO Via Steel Capital SA, 3.150%, 09/16/2024	2,491,946	0.1
220,000	(1)	SPCM SA, 4.875%, 09/15/2025	224,950	0.0
500,000	(1)(2)	Tronox, Inc., 6.500%, 04/15/2026	478,750	0.0
8,640,000	(3)	Other Securities	9,037,349	0.4
			25,956,205	1.0
		Communications: 2.1%
774,000	(1)	Altice France SA/France, 6.250%, 05/15/2024	801,670	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
600,000	(1)	Altice Luxembourg SA, 7.625%, 02/15/2025	$627,750	0.0
200,000	(1)	Altice Luxembourg SA, 7.750%, 05/15/2022	204,750	0.0
600,000	(1)	Altice Luxembourg SA, 10.500%, 05/15/2027	677,700	0.1
600,000	(1)	Block Communications, Inc., 6.875%, 02/15/2025	628,500	0.0
600,000	(1)	C&W Senior Financing DAC, 7.500%, 10/15/2026	634,500	0.0
700,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	732,375	0.0
200,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	207,250	0.0
1,500,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	1,586,250	0.1
325,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/2024	339,937	0.0
447,000	(1)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	492,219	0.0
750,000	(1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	680,625	0.1
400,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	332,000	0.0
600,000	(1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	612,000	0.0
700,000	(1)	CSC Holdings LLC, 5.500%, 05/15/2026	738,430	0.1
400,000	(1)	CSC Holdings LLC, 5.750%, 01/15/2030	418,548	0.0
200,000	(1)	CSC Holdings LLC, 7.500%, 04/01/2028	226,230	0.0
475,000	(1)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	499,344	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
350,000	(1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	$364,000	0.0
750,000	(1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	778,912	0.1
575,000	(1)(2)	Entercom Media Corp., 7.250%, 11/01/2024	598,000	0.0
375,000	(1)	Frontier Communications Corp., 8.000%, 04/01/2027	396,446	0.0
200,000	(1)	GCI LLC, 6.625%, 06/15/2024	216,250	0.0
600,000	(1)	Gray Television, Inc., 5.125%, 10/15/2024	623,250	0.1
375,000	(1)	Gray Television, Inc., 7.000%, 05/15/2027	413,419	0.0
110,000	(1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	114,675	0.0
450,000	(1)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	418,361	0.0
450,000	(1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	454,360	0.0
450,000	(1)	MDC Partners, Inc., 6.500%, 05/01/2024	412,312	0.0
405,000	(1)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	427,275	0.0
900,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	939,015	0.1
175,000	(1)	Nexstar Escrow, Inc., 5.625%, 07/15/2027	183,750	0.0
675,000	(1)	Plantronics, Inc., 5.500%, 05/31/2023	678,375	0.0
550,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	555,500	0.0
150,000	(1)	Sinclair Television Group, Inc., 5.625%, 08/01/2024	154,687	0.0
300,000	(1)	Sirius XM Radio, Inc., 4.625%, 07/15/2024	311,799	0.0
775,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	802,280	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
475,000	(1)	TEGNA, Inc., 5.000%, 09/15/2029	$480,938	0.0
425,000	(1)	Telesat Canada / Telesat LLC, 6.500%, 10/15/2027	433,500	0.0
575,000	(1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	617,435	0.1
500,000	(1)	ViaSat, Inc., 5.625%, 09/15/2025	506,250	0.0
125,000	(1)	ViaSat, Inc., 5.625%, 04/15/2027	131,563	0.0
800,000	(1)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	836,000	0.0
27,751,000	(3)	Other Securities	29,701,656	1.2
			51,990,086	2.1
		Consumer, Cyclical: 1.3%
1,100,000	(1)	1011778 BC ULC/New Red Finance, Inc., 5.000%, 10/15/2025	1,139,050	0.1
450,000	(1)	Allison Transmission, Inc., 5.875%, 06/01/2029	489,375	0.0
450,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	451,125	0.0
725,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	743,052	0.0
475,000	(1)	CCM Merger, Inc., 6.000%, 03/15/2022	488,062	0.0
550,000	(1)	Cedar Fair L.P., 5.250%, 07/15/2029	590,562	0.0
135,000	(1)(4)	Core & Main Holdings L.P., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/2024	136,519	0.0
550,000	(1)	Core & Main L.P., 6.125%, 08/15/2025	551,375	0.0
425,000	(1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	445,187	0.0
800,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	822,000	0.1
400,000	(1)	IAA, Inc., 5.500%, 06/15/2027	423,000	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
415,000	(1)	Installed Building Products, Inc., 5.750%, 02/01/2028	$429,006	0.0
400,000	(1)	International Game Technology PLC, 6.250%, 02/15/2022	424,107	0.0
400,000	(1)	International Game Technology PLC, 6.500%, 02/15/2025	446,028	0.1
750,000	(1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	774,375	0.0
600,000	(1)	Live Nation Entertainment, Inc., 5.375%, 06/15/2022	609,000	0.1
175,000	(1)	Live Nation Entertainment, Inc., 5.625%, 03/15/2026	186,594	0.0
500,000	(1)	Michaels Stores, Inc., 8.000%, 07/15/2027	502,500	0.0
650,000	(1)	Navistar International Corp., 6.625%, 11/01/2025	663,000	0.0
150,000	(1)	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc., 6.250%, 05/15/2026	158,250	0.0
525,000	(1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	543,375	0.0
430,000	(1)	Performance Food Group, Inc., 5.500%, 10/15/2027	453,650	0.0
400,000	(1)	PetSmart, Inc., 5.875%, 06/01/2025	400,000	0.0
650,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	614,250	0.1
575,000	(1)	Resideo Funding, Inc., 6.125%, 11/01/2026	608,063	0.0
450,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/2025	465,435	0.0
750,000	(1)	Scientific Games International, Inc., 8.250%, 03/15/2026	800,625	0.1
375,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	402,188	0.0
525,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	561,083	0.0
450,000	(1)	Staples, Inc., 7.500%, 04/15/2026	464,760	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
325,000	(1)	Staples, Inc., 10.750%, 04/15/2027	$334,750	0.0
700,000	(1)	Station Casinos LLC, 5.000%, 10/01/2025	712,110	0.0
245,000	(1)	Taylor Morrison Communities, Inc., 5.750%, 01/15/2028	266,438	0.0
750,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	796,575	0.1
400,000	(1)	William Carter Co/The, 5.625%, 03/15/2027	429,500	0.0
250,000	(1)	WMG Acquisition Corp., 5.000%, 08/01/2023	256,563	0.0
650,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	654,875	0.0
11,503,000	(3)	Other Securities	11,807,640	0.5
			31,044,047	1.3
		Consumer, Non-cyclical: 2.6%
875,000	(1)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	914,991	0.1
300,000	(1)	Albertsons Cos, Inc. / Safeway, Inc./New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	318,282	0.0
230,000	(1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	231,725	0.0
700,000	(1)(2)	Aptim Corp., 7.750%, 06/15/2025	500,500	0.0
975,000	(1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	1,096,680	0.0
900,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	945,090	0.1
350,000	(1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	364,000	0.0
550,000	(1)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	593,780	0.0
475,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	484,500	0.0
300,000	(1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	312,000	0.0
400,000	(1)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	385,000	0.0
575,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/2025	598,736	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
1,325,000	(1)	DP World Crescent Ltd., 3.750%, 01/30/2030	$1,325,795	0.1
450,000	(1)(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	454,500	0.0
475,000	(1)(4)	Eagle Holding Co. II LLC, 7.750% (PIK Rate 7.750%, Cash Rate 0.000%), 05/15/2022	479,750	0.1
250,000	(1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	222,500	0.0
575,000	(1)	Garda World Security Corp., 8.750%, 05/15/2025	593,457	0.0
625,000	(1)	Graham Holdings Co., 5.750%, 06/01/2026	673,437	0.0
400,000	(1)	Hertz Corp./The, 7.125%, 08/01/2026	418,250	0.0
600,000	(1)	Hertz Corp., 5.500%, 10/15/2024	603,900	0.1
275,000	(1)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	281,834	0.0
650,000	(1)	Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	668,980	0.1
475,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	490,165	0.1
325,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	361,156	0.0
550,000	(1)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 01/15/2030	584,364	0.0
325,000	(1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	332,109	0.0
725,000	(1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	671,531	0.0
525,000	(1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	479,063	0.0
300,000	(1)	Pilgrim’s Pride Corp., 5.750%, 03/15/2025	311,250	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
325,000	(1)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	$350,269	0.0
320,000	(1)(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	273,600	0.0
925,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	962,786	0.1
140,000	(1)	Post Holdings, Inc., 8.000%, 07/15/2025	150,500	0.0
255,000	(1)	Select Medical Corp., 6.250%, 08/15/2026	267,113	0.0
450,000	(1)	Simmons Foods, Inc., 5.750%, 11/01/2024	441,000	0.0
225,000	(1)	Vizient, Inc., 6.250%, 05/15/2027	241,875	0.0
475,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	439,375	0.0
41,797,000	(3)	Other Securities	44,819,905	1.8
			63,643,748	2.6
		Energy: 2.1%
425,000	(1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	453,139	0.0
625,000	(1)	Calfrac Holdings L.P., 8.500%, 06/15/2026	281,250	0.0
900,000	(1)(2)	California Resources Corp., 8.000%, 12/15/2022	450,000	0.0
340,000	(1)	Empresa Nacional del Petroleo, 5.250%, 11/06/2029	393,067	0.0
225,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	235,125	0.0
200,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	213,500	0.0
765,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	803,250	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
475,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	$430,469	0.0
520,000	(1)	Lonestar Resources America, Inc., 11.250%, 01/01/2023	427,700	0.0
675,000	(1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	678,375	0.0
650,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	481,813	0.0
425,000	(1)	NGPL PipeCo LLC, 4.875%, 08/15/2027	456,353	0.0
320,000	(1)	Noble Holding International Ltd., 7.875%, 02/01/2026	232,000	0.0
825,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	810,480	0.1
250,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.500%, 07/15/2027	273,397	0.0
425,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 01/15/2029	465,405	0.1
675,000	(1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	648,000	0.0
42,862,000	(3)	Other Securities	44,819,290	1.8
			52,552,613	2.1
		Financial: 1.4%
175,000	(1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	185,281	0.0
425,000	(1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	443,964	0.0
1,550,000	(1)	Banco Internacional del Peru SAA Interbank, 3.250%, 10/04/2026	1,551,550	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,200,000	(1)	Banco Votorantim SA, 4.500%, 09/24/2024	$1,233,000	0.1
327,000		Bank of America Corp., 2.625%, 10/19/2020	329,127	0.0
409,000	(1)	BPCE SA, 4.500%, 03/15/2025	434,874	0.0
2,535,000		Citigroup, Inc., 2.900%-4.750%, 12/08/2021-05/18/2046	2,928,385	0.1
750,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	777,188	0.0
750,000	(1)	Icahn Enterprises L.P./ Icahn Enterprises Finance Corp., 6.250%, 05/15/2026	787,500	0.0
461,000	(5)	JPMorgan Chase & Co., 4.250%-6.125%, 10/01/2027-12/31/2199	504,241	0.0
1,050,000	(1)(5)	Kookmin Bank, 4.350%, 12/31/2199	1,078,992	0.1
268,000		Morgan Stanley, 4.000%, 07/23/2025	289,262	0.0
950,000	(1)	QNB Finansbank AS, 6.875%, 09/07/2024	988,457	0.1
525,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	543,769	0.0
450,000	(1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	450,000	0.0
550,000	(1)	Turkiye Vakiflar Bankasi TAO, 8.125%, 03/28/2024	561,358	0.0
200,000	(1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/2020	201,756	0.0
2,976,000	(5)	Wells Fargo & Co., 4.300%-5.900%, 07/22/2027-12/31/2199	3,493,950	0.2
16,607,000		Other Securities	18,073,655	0.7
			34,856,309	1.4
		Industrial: 1.2%
520,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	544,050	0.0
335,000	(1)	Amsted Industries, Inc., 5.625%, 07/01/2027	354,262	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
200,000	(1)(2)(4)	ARD Securities Finance SARL, 8.750% (PIK Rate 8.750%, Cash Rate 8.750%), 01/31/2023	$208,000	0.0
200,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027	203,000	0.0
410,000	(1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	424,350	0.0
425,000	(1)	Berry Global, Inc., 5.625%, 07/15/2027	440,937	0.0
700,000	(1)	BMC East LLC, 5.500%, 10/01/2024	729,986	0.0
325,000	(1)	Bombardier, Inc., 6.000%, 10/15/2022	326,219	0.0
575,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	623,156	0.1
550,000	(1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	595,375	0.0
275,000	(1)	Clean Harbors, Inc., 4.875%, 07/15/2027	287,719	0.0
225,000	(1)	Clean Harbors, Inc., 5.125%, 07/15/2029	239,062	0.0
400,000	(1)	F-Brasile SpA / F-Brasile US LLC, 7.375%, 08/15/2026	418,000	0.0
650,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	567,125	0.0
500,000	(1)	GFL Environmental, Inc., 8.500%, 05/01/2027	555,625	0.0
350,000	(1)	Granite Holdings US Acquisition Co., 11.000%, 10/01/2027	339,500	0.0
700,000	(1)	Itron, Inc., 5.000%, 01/15/2026	722,960	0.0
600,000	(1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	621,000	0.0
1,550,000	(1)	Klabin Austria GmbH, 5.750%, 04/03/2029	1,627,500	0.1
550,000	(1)	Koppers, Inc., 6.000%, 02/15/2025	553,097	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
275,000	(1)	Masonite International Corp., 5.375%, 02/01/2028	$287,719	0.0
450,000	(1)	Masonite International Corp., 5.750%, 09/15/2026	476,437	0.1
875,000	(1)	Mauser Packaging Solutions Holding Co., 7.250%, 04/15/2025	830,419	0.1
550,000	(1)	Norbord, Inc., 5.750%, 07/15/2027	565,125	0.0
625,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	665,625	0.1
150,000	(1)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	159,750	0.0
525,000	(1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	568,313	0.0
725,000	(1)	Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	744,031	0.1
200,000	(1)	Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	207,625	0.0
400,000	(1)	Sealed Air Corp., 5.500%, 09/15/2025	432,000	0.0
115,000	(1)	Sensata Technologies, Inc., 4.375%, 02/15/2030	115,288	0.0
300,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	311,340	0.0
675,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	711,086	0.1
550,000	(1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	587,813	0.0
270,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	277,425	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
375,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	$401,250	0.0
55,000	(1)	Trivium Packaging Finance BV, 8.500%, 08/15/2027	59,606	0.0
181,000	(1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	190,842	0.0
16,240,000	(3)(6)	Other Securities	12,158,117	0.5
			30,130,734	1.2
		Technology: 0.5%
700,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	727,125	0.1
775,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	789,531	0.1
345,000	(1)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	364,579	0.0
1,620,000	(1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	2,138,466	0.1
100,000	(1)	MSCI, Inc., 5.250%, 11/15/2024	103,750	0.0
450,000	(1)	MSCI, Inc., 5.750%, 08/15/2025	474,187	0.0
550,000	(1)	MTS Systems Corp., 5.750%, 08/15/2027	573,375	0.0
125,000	(1)	Open Text Corp., 5.625%, 01/15/2023	128,594	0.0
525,000	(1)	Open Text Corp., 5.875%, 06/01/2026	561,855	0.0
550,000	(1)	RP Crown Parent LLC, 7.375%, 10/15/2024	573,375	0.0
575,000	(1)	SS&C Technologies, Inc., 5.500%, 09/30/2027	601,968	0.0
750,000	(1)	Tempo Acquisition LLC/ Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	776,250	0.1
450,000	(1)(2)	Veritas US, Inc./ Veritas Bermuda Ltd.., 10.500%, 02/01/2024	427,500	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
2,994,000		Other Securities	$3,123,452	0.1
			11,364,007	0.5
		Utilities: 1.2%
600,000	(1)	Drax Finco PLC, 6.625%, 11/01/2025	627,000	0.0
500,000	(1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	544,185	0.0
450,000	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	460,125	0.0
2,325,000	(1)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	2,410,650	0.1
350,000	(1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	367,045	0.0
500,000	(1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	527,965	0.1
24,049,000		Other Securities	25,370,953	1.0
			30,307,923	1.2
		Total Corporate Bonds/Notes (Cost $314,350,783)	331,845,672	13.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 25.1%
283,037		Adjustable Rate Mortgage Trust 2005-7 7A21, 2.518%, (US0001M + 0.500%), 10/25/2035	285,315	0.0
1,278,529	(1)(5)	Agate Bay Mortgage Trust 2014-1 B4, 3.872%, 07/25/2044	1,288,525	0.1
1,986,442	(1)(5)	Agate Bay Mortgage Trust 2014-2 B4, 3.883%, 09/25/2044	2,042,479	0.1
2,749,191	(1)(5)	Agate Bay Mortgage Trust 2015-2 B3, 3.728%, 03/25/2045	2,713,132	0.1
1,239,899	(1)(5)	Agate Bay Mortgage Trust 2015-4 B3, 3.582%, 06/25/2045	1,289,135	0.1
2,636,453	(1)(5)	Agate Bay Mortgage Trust 2016-1 B3, 3.777%, 12/25/2045	2,727,812	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,000	(1)(5)	Agate Bay Mortgage Trust 2016-1 B4, 3.777%, 12/25/2045	$870,510	0.0
1,137,085	(1)(5)	Agate Bay Mortgage Trust 2016-2 B4, 3.806%, 03/25/2046	1,077,017	0.0
724,807		Alternative Loan Trust 2004-J7 MI, 3.038%, (US0001M + 1.020%), 10/25/2034	709,613	0.0
145,291		Alternative Loan Trust 2005-10CB 1A1, 2.518%, (US0001M + 0.500%), 05/25/2035	124,803	0.0
579,617		Alternative Loan Trust 2005-10CB 1A2, 2.468%, (US0001M + 0.450%), 05/25/2035	496,784	0.0
612,717		Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/2035	615,533	0.0
209,356		Alternative Loan Trust 2005-51 3A2A, 3.736%, (12MTA + 1.290%), 11/20/2035	204,649	0.0
66,159		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	65,620	0.0
306,479		Alternative Loan Trust 2005-J2 1A12, 2.418%, (US0001M + 0.400%), 04/25/2035	261,827	0.0
41,364		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	31,447	0.0
756,879		Alternative Loan Trust 2006-18CB A10, 2.418%, (US0001M + 0.400%), 07/25/2036	469,137	0.0
178,835		Alternative Loan Trust 2006-19CB A12, 2.418%, (US0001M + 0.400%), 08/25/2036	117,149	0.0
757,325		Alternative Loan Trust 2006-19CB A28, 2.618%, (US0001M + 0.600%), 08/25/2036	506,683	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,246,231		Alternative Loan Trust 2006-27CB A5, 6.000%, 11/25/2036	$1,066,529	0.1
498,040		Alternative Loan Trust 2006-HY11 A1, 2.138%, (US0001M + 0.120%), 06/25/2036	476,973	0.0
1,326,388		Alternative Loan Trust 2007-15CB A5, 5.750%, 07/25/2037	1,194,120	0.1
193,198		Alternative Loan Trust 2007-2CB 2A1, 2.618%, (US0001M + 0.600%), 03/25/2037	122,035	0.0
353,686		Alternative Loan Trust 2007-HY8C A1, 2.178%, (US0001M + 0.160%), 09/25/2047	351,265	0.0
981,055		Alternative Loan Trust 2007-OA4 A1, 2.188%, (US0001M + 0.170%), 05/25/2047	949,031	0.1
1,910,687	(1)(5)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	1,929,414	0.1
562,067		Banc of America Funding 2007-2 1A16 Trust, 2.618%, (US0001M + 0.600%), 03/25/2037	441,774	0.0
2,859,245		Banc of America Funding 2007-C 7A1 Trust, 2.254%, (US0001M + 0.210%), 05/20/2047	2,798,076	0.1
2,008,513	(1)(5)	Chase Home Lending Mortgage Trust 2019-ATR1 A3, 4.000%, 04/25/2049	2,053,744	0.1
2,500,000	(1)(5)	Chase Home Lending Mortgage Trust 2019-ATR1 A5, 4.000%, 04/25/2049	2,711,693	0.1
909,529	(1)(5)	Chase Home Lending Mortgage Trust 2019-ATR2 A3, 3.500%, 07/25/2049	924,060	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
640,399		CHL Mortgage Pass-Through Trust 2005-HYB9 2A1, 3.939%, (US0012M + 1.750%), 02/20/2036	$618,381	0.0
2,406,035	(1)(5)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	2,477,300	0.1
1,766,874	(1)(5)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	1,846,324	0.1
1,500,000	(1)(5)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	1,524,445	0.1
3,341,097	(1)(5)	CIM Trust 2019-J1 1A2, 3.500%, 08/25/2049	3,384,054	0.1
1,000,000	(1)(5)	CIM Trust 2019-INV3 A15, 3.500%, 08/25/2049	1,010,243	0.0
792,993		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	814,392	0.1
130,795	(5)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 4.725%, 03/25/2036	123,287	0.0
83,354	(5)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.591%, 11/25/2036	74,586	0.0
356,837	(1)(5)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	382,044	0.0
313,410	(5)	Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 4.635%, 08/25/2035	323,940	0.0
717,631		Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	744,798	0.0
3,800,000	(1)(5)	COLT 2018-1 B1 Mortgage Loan Trust, 4.362%, 02/25/2048	3,808,354	0.2
1,000,000	(1)(5)	COLT 2019-1 M1 Mortgage Loan Trust, 4.518%, 03/25/2049	1,048,796	0.0
5,000,000	(1)(5)	COLT 2019-4 A3 Mortgage Loan Trust, 2.988%, 11/25/2049	4,999,945	0.2
27,001		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.518%, (US0001M + 0.500%), 11/25/2035	17,088	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,028,479		Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.738%, (US0001M + 0.720%), 11/25/2035	$1,031,616	0.0
4,516,108	(1)(7)	CSMC 2019-AFC1 A3 Trust, 2.877% (Step Rate @ 3.877% on 08/25/2023), 07/25/2049	4,508,163	0.2
800,000	(1)(5)	CSMC 2017-HL1 A12 Trust, 3.500%, 06/25/2047	837,923	0.0
1,814,493	(1)(5)	CSMC Trust 2013-7 A11, 3.500%, 08/25/2043	1,838,617	0.1
1,500,000	(1)(5)	Deephave Residential Mortgage Trust 2019-2A M1, 3.921%, 04/25/2059	1,526,990	0.1
1,400,000	(1)(5)	Deephaven Residential Mortgage Trust 2018-2A M1, 4.375%, 04/25/2058	1,415,327	0.0
2,126,000	(1)(5)	Deephaven Residential Mortgage Trust 2018-3 M1, 4.357%, 08/25/2058	2,177,718	0.1
2,000,000	(1)(5)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	2,038,041	0.1
696,372		Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 2.318%, (US0001M + 0.300%), 04/25/2037	445,178	0.0
159,793	(1)(5)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.815%, 06/27/2037	164,831	0.0
831,856	(8)	Fannie Mae 2007-18 BS, 4.582%, (-1.000*US0001M + 6.600%), 06/25/2035	153,225	0.0
2,197,371	(8)	Fannie Mae 2008-94 SI, 3.482%, (-1.000*US0001M + 5.500%), 04/25/2036	490,080	0.0
981,139	(8)	Fannie Mae 2009-95 HI, 6.000%, 12/25/2038	37,215	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
330,789		Fannie Mae 2010-15 FD, 2.758%, (US0001M + 0.740%), 03/25/2040	$333,625	0.0
885,732		Fannie Mae 2011-47 GF, 2.588%, (US0001M + 0.570%), 06/25/2041	892,709	0.0
301,956		Fannie Mae 2012-10 UF, 2.568%, (US0001M + 0.550%), 02/25/2042	304,194	0.0
328,223	(8)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 6.000%), 08/25/2042	71,037	0.0
1,267,511	(8)	Fannie Mae 2012-93 IL, 3.000%, 09/25/2027	94,555	0.0
7,584,849	(8)	Fannie Mae 2013-67 AI, 3.000%, 07/25/2028	546,583	0.0
1,947,858	(8)	Fannie Mae 2015-56 DI, 3.000%, 12/25/2032	106,767	0.0
40,461,393	(8)	Fannie Mae 2018-86 US, 4.182%, (-1.000*US0001M + 6.200%), 12/25/2048	7,153,586	0.3
3,050,000		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.268%, (US0001M + 4.250%), 04/25/2029	3,264,351	0.1
133,973		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 6.918%, (US0001M + 4.900%), 11/25/2024	146,342	0.0
2,331,697		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 6.018%, (US0001M + 4.000%), 05/25/2025	2,464,621	0.1
1,915,841		Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 7.018%, (US0001M + 5.000%), 07/25/2025	2,030,735	0.1
2,548,530		Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 7.568%, (US0001M + 5.550%), 04/25/2028	2,725,574	0.1
5,501,773		Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 6.318%, (US0001M + 4.300%), 02/25/2025	5,833,313	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,939,064	Fannie Mae Connecticut Avenue Securities 2016-C01 2M2, 8.968%, (US0001M + 6.950%), 08/25/2028	$2,100,878	0.1
5,200,000	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 6.268%, (US0001M + 4.250%), 01/25/2029	5,499,187	0.2
7,337,513	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.468%, (US0001M + 4.450%), 01/25/2029	7,734,501	0.3
5,015,537	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.368%, (US0001M + 4.350%), 05/25/2029	5,292,972	0.2
2,500,000	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 5.568%, (US0001M + 3.550%), 07/25/2029	2,629,999	0.1
3,300,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.668%, (US0001M + 3.650%), 09/25/2029	3,472,936	0.1
1,400,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 4.868%, (US0001M + 2.850%), 11/25/2029	1,444,032	0.1
1,460,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.218%, (US0001M + 2.200%), 01/25/2030	1,480,236	0.1
150,000	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 4.668%, (US0001M + 2.650%), 02/25/2030	153,519	0.0
950,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.418%, (US0001M + 2.400%), 05/28/2030	962,353	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,155,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.518%, (US0001M + 2.500%), 05/25/2030	$6,256,731	0.3
4,450,000	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.218%, (US0001M + 2.200%), 08/25/2030	4,486,124	0.2
3,200,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 4.168%, (US0001M + 2.150%), 10/25/2030	3,227,897	0.1
1,000,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.568%, (US0001M + 2.550%), 12/25/2030	1,018,305	0.0
4,000,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 4.368%, (US0001M + 2.350%), 01/25/2031	4,049,932	0.2
1,000,000	Fannie Mae Connecticut Avenue Securities 2018-C06 1B1, 5.768%, (US0001M + 3.750%), 03/25/2031	1,055,977	0.1
6,000,000	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 4.018%, (US0001M + 2.000%), 03/25/2031	6,027,321	0.3
1,100,000	Fannie Mae Connecticut Avenue Securities 2018-C06 2B1, 6.118%, (US0001M + 4.100%), 03/25/2031	1,167,511	0.1
4,400,000	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 4.118%, (US0001M + 2.100%), 03/25/2031	4,432,372	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,340,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.268%, (US0001M + 2.250%), 07/25/2030	$7,416,139	0.3
3,000,000	(1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.318%, (US0001M + 2.300%), 08/25/2031	3,019,166	0.1
3,000,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.418%, (US0001M + 2.400%), 04/25/2031	3,031,357	0.1
6,000,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 4.468%, (US0001M + 2.450%), 07/25/2031	6,060,248	0.3
6,077,645		Fannie Mae Connecticut Avenue Securities, 7.718%, (US0001M + 5.700%), 04/25/2028	6,682,514	0.3
5,218,391		Fannie Mae Connecticut Avenue Securities, 7.918%, (US0001M + 5.900%), 10/25/2028	5,637,962	0.2
187,697	(8)	Fannie Mae REMIC Trust 2000-26 SP, 6.482%, (-1.000*US0001M + 8.500%), 08/25/2030	41,628	0.0
241,726	(8)	Fannie Mae REMIC Trust 2002-13 SR, 4.582%, (-1.000*US0001M + 6.600%), 03/25/2032	38,024	0.0
133,464	(8)	Fannie Mae REMIC Trust 2004-64 SW, 5.032%, (-1.000*US0001M + 7.050%), 08/25/2034	25,581	0.0
92,925	(8)	Fannie Mae REMIC Trust 2004-66 SE, 4.482%, (-1.000*US0001M + 6.500%), 09/25/2034	15,894	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
466,770	(8)	Fannie Mae REMIC Trust 2009-25 SN, 4.532%, (-1.000*US0001M + 6.550%), 04/25/2039	$101,092	0.0
227,262	(8)	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/2041	15,019	0.0
22,353,226	(8)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050%), 06/25/2042	43,663	0.0
1,022,509	(8)	Fannie Mae REMIC Trust 2013-116 SC, 4.182%, (-1.000*US0001M + 6.200%), 04/25/2033	118,521	0.0
2,105,417	(8)	Fannie Mae REMICS 2004-53 UC, 5.532%, (-1.000*US0001M + 7.550%), 07/25/2034	465,052	0.0
2,465,397	(8)	Fannie Mae REMICS 2005-59 NS, 4.732%, (-1.000*US0001M + 6.750%), 05/25/2035	312,535	0.0
7,606,943	(8)	Fannie Mae REMICS 2007-22 SD, 4.382%, (-1.000*US0001M + 6.400%), 03/25/2037	1,515,625	0.1
5,483,116	(8)	Fannie Mae REMICS 2007-30 IE, 4.722%, (-1.000*US0001M + 6.740%), 04/25/2037	1,404,109	0.1
3,972,466	(8)	Fannie Mae REMICS 2007-55 S, 4.742%, (-1.000*US0001M + 6.760%), 06/25/2037	777,159	0.0
8,930,294	(8)	Fannie Mae REMICS 2011-123 SD, 4.582%, (-1.000*US0001M + 6.600%), 08/25/2039	822,098	0.0
28,476,452	(8)	Fannie Mae REMICS 2012-111 UI, 3.000%, 10/25/2027	2,130,326	0.1
23,216,210	(8)	Fannie Mae REMICS 2012-128 KI, 3.000%, 11/25/2027	1,698,215	0.1
8,248,251	(8)	Fannie Mae REMICS 2012-150 PS, 4.132%, (-1.000*US0001M + 6.150%), 01/25/2043	1,258,051	0.1
23,523,380	(8)	Fannie Mae REMICS 2013-1 LI, 2.500%, 02/25/2028	1,531,915	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,080,216	(8)	Fannie Mae REMICS 2013-21 KI, 3.000%, 03/25/2028	$680,953	0.0
9,657,530	(8)	Fannie Mae REMICS 2013-32 EI, 2.500%, 04/25/2033	888,415	0.0
6,836,691	(8)	Fannie Mae REMICS 2013-97 JS, 4.132%, (-1.000*US0001M + 6.150%), 04/25/2038	1,040,192	0.1
14,758,597	(8)	Fannie Mae REMICS 2019-15 AI, 4.000%, 04/25/2059	3,042,717	0.1
32,578,350	(8)	Fannie Mae REMICS 2019-17 SA, 4.082%, (-1.000*US0001M + 6.100%), 04/25/2049	5,736,500	0.2
31,802,558	(8)	Fannie Mae REMICS 2019-8 SB, 4.082%, (-1.000*US0001M + 6.100%), 03/25/2049	5,715,460	0.2
677,045		Fannie Mae Series 2006-11 FA, 2.318%, (US0001M + 0.300%), 03/25/2036	676,309	0.0
183,586		Fannie Mae REMICS 2006-46 SP, 16.799%, (-3.667*US0001M + 24.200%), 06/25/2036	296,590	0.0
800,000	(1)(5)	Flagstar Mortgage Trust 2017-2 A7, 3.500%, 10/25/2047	837,859	0.1
676,296	(1)(5)	Flagstar Mortgage Trust 2018-1 B3, 4.038%, 03/25/2048	701,054	0.0
4,859,887	(1)(5)	Flagstar Mortgage Trust 2018-2 B2, 4.063%, 04/25/2048	5,176,521	0.2
4,221,851	(1)(5)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	4,352,152	0.2
675,000	(1)(5)	Flagstar Mortgage Trust 2018-6RR 1A7, 4.000%, 10/25/2048	744,622	0.0
3,711,231	(1)(5)	Flagstar Mortgage Trust 2018-6RR B1, 5.034%, 10/25/2048	4,204,779	0.2
1,788,132	(8)	Freddie Mac 2009-70 PS, 4.732%, (-1.000*US0001M + 6.750%), 01/25/2037	401,230	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
285,386	(8)	Freddie Mac 2524 SH, 5.473%, (-1.000*US0001M + 7.500%), 11/15/2032	$29,462	0.0
485,480	(8)	Freddie Mac 2525 SM, 5.973%, (-1.000*US0001M + 8.000%), 02/15/2032	108,206	0.0
469,228	(8)	Freddie Mac 2981 CS, 4.693%, (-1.000*US0001M + 6.720%), 05/15/2035	79,786	0.0
236,955	(8)	Freddie Mac 2989 HS, 5.123%, (-1.000*US0001M + 7.150%), 08/15/2034	104,589	0.0
252,703	(8)	Freddie Mac 3018 SM, 5.173%, (-1.000*US0001M + 7.200%), 08/15/2035	55,985	0.0
2,391,861	(8)	Freddie Mac 3222 SN, 4.573%, (-1.000*US0001M + 6.600%), 09/15/2036	439,783	0.0
441,956	(5)(8)	Freddie Mac 324 144, 6.000%, 06/15/2039	90,716	0.0
876,057	(8)	Freddie Mac 3523 SA, 3.973%, (-1.000*US0001M + 6.000%), 09/15/2036	156,944	0.0
772,004	(8)	Freddie Mac 3582 MS, 4.123%, (-1.000*US0001M + 6.150%), 10/15/2039	146,274	0.0
1,218,721	(8)	Freddie Mac 3688 BI, 5.000%, 07/15/2040	229,610	0.0
5,045,735	(8)	Freddie Mac 4186 IA, 3.000%, 03/15/2033	539,387	0.0
190,828	(8)	Freddie Mac 4333 AI, 5.500%, 02/15/2044	34,894	0.0
9,093,793	(8)	Freddie Mac 4813 IO, 5.500%, 08/15/2048	1,888,338	0.1
149,589	(8)	Freddie Mac REMIC Trust 2266 S, 6.523%, (-1.000*US0001M + 8.550%), 11/15/2030	26,974	0.0
227,061	(8)	Freddie Mac REMIC Trust 2374 S, 6.073%, (-1.000*US0001M + 8.100%), 06/15/2031	50,699	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
121,352	(8)	Freddie Mac REMIC Trust 2417 SY, 6.373%, (-1.000*US0001M + 8.400%), 12/15/2031	$29,341	0.0
258,416	(8)	Freddie Mac REMIC Trust 2577 SA, 5.423%, (-1.000*US0001M + 7.450%), 02/15/2033	56,963	0.0
5,338		Freddie Mac REMIC Trust 2973 SB, 10.899%, (-3.667*US0001M + 18.333%), 05/15/2035	5,456	0.0
118,140	(8)	Freddie Mac REMIC Trust 2981 SU, 5.773%, (-1.000*US0001M + 7.800%), 05/15/2030	19,912	0.0
174,623		Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975%), 08/15/2035	199,421	0.0
789,083	(8)	Freddie Mac REMIC Trust 3049 PI, 4.623%, (-1.000*US0001M + 6.650%), 10/15/2035	157,776	0.0
62,177		Freddie Mac REMIC Trust 3085 SK, 41.670%, (-12.000*US0001M + 66.000%), 12/15/2035	190,649	0.0
90,950	(9)(10)	Freddie Mac REMIC Trust 3151 PO, 0.000%, 05/15/2036	82,602	0.0
157,618	(8)	Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/2039	6,962	0.0
233,981	(8)	Freddie Mac REMIC Trust 3624 TS, 2.773%, (-1.000*US0001M + 4.800%), 01/15/2040	29,071	0.0
378,916	(8)	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/2032	59,028	0.0
1,285,934	(8)	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/2041	179,510	0.0
2,183,532	(8)	Freddie Mac REMICS 2781 SB, 5.123%, (-1.000*US0001M + 7.150%), 04/15/2034	440,043	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
727,578		Freddie Mac REMICS 2921 PF, 2.378%, (US0001M + 0.350%), 01/15/2035	$727,953	0.0
5,374,263	(8)	Freddie Mac REMICS 3128 JI, 4.603%, (-1.000*US0001M + 6.630%), 03/15/2036	1,161,935	0.1
23,170,586	(8)	Freddie Mac REMICS 4120 TI, 2.500%, 10/15/2027	1,381,843	0.1
11,441,822	(8)	Freddie Mac REMICS 4182 IL, 3.000%, 03/15/2028	834,211	0.0
53,234,193	(8)	Freddie Mac REMICS 4273 PS, 4.073%, (-1.000*US0001M + 6.100%), 11/15/2043	9,234,983	0.4
4,565,883	(8)	Freddie Mac REMICS 4290 EI, 5.000%, 12/15/2043	795,923	0.0
1,452,266		Freddie Mac REMICS Trust 3740 FB, 2.528%, (US0001M + 0.500%), 10/15/2040	1,458,323	0.1
1,655,309	(8)	Freddie Mac Strips Series 224 IO, 6.000%, 03/01/2033	375,884	0.0
839,616	(8)	Freddie Mac Strips Series 237 S23, 5.073%, (-1.000*US0001M + 7.100%), 05/15/2036	178,146	0.0
1,231,799	(8)	Freddie Mac Strips Series 260 33, 4.000%, 05/15/2039	169,573	0.0
1,255,619		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 6.018%, (US0001M + 4.000%), 08/25/2024	1,327,909	0.1
1,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.718%, (US0001M + 4.700%), 04/25/2028	1,325,511	0.1
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 6.718%, (US0001M + 4.700%), 03/25/2028	534,466	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.695%, (US0001M + 5.550%), 07/25/2028	$6,878,401	0.3
4,665,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA2 M3, 7.168%, (US0001M + 5.150%), 11/25/2028	5,078,373	0.2
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 5.868%, (US0001M + 3.850%), 03/25/2029	530,725	0.0
910,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.468%, (US0001M + 3.450%), 10/25/2029	961,262	0.0
2,750,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.518%, (US0001M + 2.500%), 03/25/2030	2,811,794	0.1
3,800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 5.568%, (US0001M + 3.550%), 08/25/2029	3,995,027	0.2
1,750,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.668%, (US0001M + 2.650%), 12/25/2029	1,796,449	0.1
4,100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.368%, (US0001M + 2.350%), 04/25/2030	4,151,564	0.2
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 3.818%, (US0001M + 1.800%), 07/25/2030	1,001,107	0.0
3,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.318%, (US0001M + 2.300%), 09/25/2030	3,335,721	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,600,000	(1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 4.068%, (US0001M + 2.050%), 04/25/2049	$1,607,823	0.1
2,418,156	(8)	Freddie Mac REMICS 3298 S, 4.083%, (-1.000*US0001M + 6.110%), 04/15/2037	453,766	0.0
62,489,098	(8)	Freddie Mac REMICS 4903 NS, 4.073%, (-1.000*US0001M + 6.100%), 08/25/2049	10,611,167	0.4
29,685,221	(8)	Freddie Mac REMICS 4909 SJ, 4.023%, (-1.000*US0001M + 6.050%), 09/14/2036	5,735,119	0.2
9,123,050	(8)	Freddie Mac REMICS 4910 SD, 4.023%, (-1.000*US0001M + 6.050%), 06/15/2049	1,943,872	0.1
26,582,959	(8)	Freddie Mac REMICS 4910 SH, 4.023%, (-1.000*US0001M + 6.050%), 09/25/2049	5,949,806	0.2
37,240,000	(8)	Freddie Mac REMICS 4924 SY, 3.910%, (-1.000*US0001M + 6.050%), 10/25/2049	8,485,566	0.3
2,481,344	(1)(5)	Galton Funding Mortgage Trust 2019-1 B1, 4.250%, 02/25/2059	2,626,279	0.1
1,985,076	(1)(5)	Galton Funding Mortgage Trust 2019-1 B2, 4.500%, 02/25/2059	2,125,628	0.1
938,947	(1)(5)	Galton Funding Mortgage Trust 2017-2 A21, 4.000%, 06/25/2059	951,223	0.0
6,591,903	(8)	Ginnie Mae 2007-59 SC, 4.456%, (-1.000*US0001M + 6.500%), 07/20/2037	1,276,033	0.1
254,111	(8)	Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161%), 10/16/2039	63,318	0.0
40,879,578	(8)	Ginnie Mae 2013-130 SB, 2.950%, (-1.000*US0001M + 5.050%), 09/16/2043	5,747,742	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
592,810	(8)	Ginnie Mae Series 2008-40 SA, 4.373%, (-1.000*US0001M + 6.400%), 05/16/2038	$112,473	0.0
1,042,909	(8)	Ginnie Mae Series 2009-116 SJ, 4.453%, (-1.000*US0001M + 6.480%), 12/16/2039	218,223	0.0
1,007,482	(8)	Ginnie Mae Series 2010-4 SL, 4.373%, (-1.000*US0001M + 6.400%), 01/16/2040	192,985	0.0
290,203	(8)	Ginnie Mae Series 2010-98 QS, 4.556%, (-1.000*US0001M + 6.600%), 01/20/2040	29,449	0.0
2,730,198	(8)	Ginnie Mae Series 2011-101 BI, 0.650%, (-1.000*US0001M + 6.650%), 11/20/2037	64,302	0.0
8,434,944	(8)	Ginnie Mae Series 2011-25 AS, 4.016%, (-1.000*US0001M + 6.060%), 02/20/2041	1,506,850	0.1
53,740	(8)	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/2041	5,927	0.0
4,183,315	(8)	Ginnie Mae Series 2013-103 DS, 4.106%, (-1.000*US0001M + 6.150%), 07/20/2043	770,570	0.0
170,338	(8)	Ginnie Mae Series 2013-134 DS, 4.056%, (-1.000*US0001M + 6.100%), 09/20/2043	31,202	0.0
387,954	(8)	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/2043	60,947	0.0
33,897,512	(8)	Ginnie Mae Series 2015-144 SA, 4.156%, (-1.000*US0001M + 6.200%), 10/20/2045	7,368,807	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,182,151	(8)	Ginnie Mae Series 2015-69 IL, 0.200%, (-1.000*US0001M + 6.700%), 07/20/2034	$47,951	0.0
337,223	(8)	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/2044	52,354	0.0
1,044,277	(8)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/2044	142,488	0.0
12,881,978	(8)	Ginnie Mae Series 2018-153 SQ, 4.156%, (-1.000*US0001M + 6.200%), 11/20/2048	2,311,228	0.1
40,739,200	(8)	Ginnie Mae Series 2018-93 SJ, 4.156%, (-1.000*US0001M + 6.200%), 07/20/2048	5,234,698	0.2
23,451,102	(8)	Ginnie Mae Series 2019-89 SC, 4.056%, (-1.000*US0001M + 6.100%), 07/20/2049	5,132,968	0.2
1,206,587	(1)(5)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 A1, 4.000%, 08/25/2049	1,227,534	0.0
1,823,854	(1)(5)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 B3, 4.317%, 08/25/2049	1,929,017	0.1
1,779,430	(1)(5)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	1,808,762	0.1
4,008,929	(1)(5)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B2, 4.507%, 11/25/2049	4,376,572	0.2
3,987,992	(1)(5)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.507%, 11/25/2049	4,190,876	0.2
543,063		HarborView Mortgage Loan Trust 2006-14 2A1A, 2.207%, (US0001M + 0.150%), 01/25/2047	540,313	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
622,946		HarborView Mortgage Loan Trust 2007-5 A1A, 2.247%, (US0001M + 0.190%), 09/19/2037	$607,699	0.0
3,015		HomeBanc Mortgage Trust 2004-1 2A, 2.878%, (US0001M + 0.860%), 08/25/2029	2,929	0.0
27,637		HomeBanc Mortgage Trust 2005-3 A2, 2.328%, (US0001M + 0.310%), 07/25/2035	27,747	0.0
2,232,871	(1)(5)	Homeward Opportunities Fund I Trust 2019-2 A3, 3.007%, 09/25/2059	2,235,534	0.1
91,659		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.228%, (US0001M + 0.210%), 04/25/2046	87,212	0.0
968,849	(1)(5)	JP Morgan Mortgage Trust 2014-5 B3, 2.982%, 10/25/2029	955,828	0.0
2,248,039	(1)(5)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	2,273,269	0.1
1,956,582	(1)(5)	JP Morgan Mortgage Trust 2017-5 B1, 3.178%, 10/26/2048	2,004,520	0.1
1,243,071	(1)(5)	JP Morgan Mortgage Trust 2018-6 1A10, 3.500%, 12/25/2048	1,257,897	0.1
3,920,658	(1)(5)	JP Morgan Mortgage Trust 2018-8 B2, 4.221%, 01/25/2049	4,199,861	0.2
1,000,000	(1)(5)	JP Morgan Mortgage Trust 2019-7 B3A, 3.505%, 12/31/2049	1,003,429	0.0
3,979,242	(1)(5)	JP Morgan Mortgage Trust 2019-INV1 B2, 5.165%, 10/25/2049	4,429,091	0.2
2,000,000	(1)(5)	JP Morgan Mortgage Trust 2019-INV2 A15, 3.500%, 02/25/2050	2,013,199	0.1
1,967,347	(1)(5)	JP Morgan Mortgage Trust 2019-LTV2 B2, 4.836%, 12/25/2049	2,189,053	0.1
2,101,190	(1)(5)	JP Morgan Trust 2015-3 B4, 3.662%, 05/25/2045	2,168,250	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,027,145	(1)(5)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	$2,068,607	0.1
1,124,753	(1)(5)	J.P. Morgan Mortgage Trust 2019-2 B1, 4.668%, 08/25/2049	1,234,477	0.1
2,725,173	(1)(5)	J.P. Morgan Mortgage Trust 2019-2 B2, 4.668%, 08/25/2049	2,924,131	0.1
4,367,646	(1)(5)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	4,469,019	0.2
2,376,865	(1)(5)	J.P. Morgan Mortgage Trust 2019-LTV1 B1, 4.906%, 06/25/2049	2,696,739	0.1
1,881,685	(1)(5)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.906%, 06/25/2049	2,052,257	0.1
2,209,201	(5)	JP Morgan Mortgage Trust 2005-A4 B1, 4.538%, 07/25/2035	2,251,127	0.1
98,321		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/2036	77,837	0.0
248,843		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	215,896	0.0
549,964		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/2036	391,082	0.0
641,485	(1)(5)	JP Morgan Mortgage Trust 2016-1 B3, 3.875%, 05/25/2046	666,269	0.0
2,095,000	(1)(5)	JP Morgan Mortgage Trust 2016-1 B4, 3.875%, 05/25/2046	2,088,019	0.1
4,419,245	(1)(5)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	4,474,879	0.2
1,537,719	(1)(5)	JP Morgan Mortgage Trust 2017-3 B1, 3.856%, 08/25/2047	1,630,085	0.1
1,139,051	(1)(5)	JP Morgan Mortgage Trust 2017-3 B2, 3.856%, 08/25/2047	1,159,184	0.0
500,000	(1)(5)	JP Morgan Mortgage Trust 2017-4 A7, 3.500%, 11/25/2048	525,171	0.0
579,149	(1)(5)	JP Morgan Mortgage Trust 2017-6 B3, 3.837%, 12/25/2048	595,646	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,381,679	(1)(5)	JP Morgan Mortgage Trust 2018-1 B2, 3.757%, 06/25/2048	$2,469,842	0.1
3,876,732	(1)(5)	JP Morgan Mortgage Trust 2018-3 B1, 3.771%, 09/25/2048	4,063,978	0.2
2,422,957	(1)(5)	JP Morgan Mortgage Trust 2018-3 B3, 3.771%, 09/25/2048	2,499,236	0.1
485,787	(1)(5)	JP Morgan Mortgage Trust 2018-4 B1, 3.788%, 10/25/2048	509,985	0.0
485,787	(1)(5)	JP Morgan Mortgage Trust 2018-4 B2, 3.788%, 10/25/2048	502,281	0.0
1,944,521	(1)(5)	JP Morgan Mortgage Trust 2018-6C B2, 3.984%, 12/25/2048	2,035,050	0.1
3,372,321	(1)(5)	JP Morgan Mortgage Trust 2018-8 A3, 4.000%, 01/25/2049	3,448,411	0.1
8,412,751	(1)(5)	JP Morgan Mortgage Trust 2018-8 B1, 4.221%, 01/25/2049	9,137,937	0.4
994,811	(1)(5)	JP Morgan Mortgage Trust 2018-9 B2, 4.472%, 02/25/2049	1,076,912	0.0
1,962,152	(1)(5)	JP Morgan Mortgage Trust 2018-9 B3, 4.472%, 02/25/2049	2,081,748	0.1
3,599,184	(1)(5)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	3,662,678	0.1
2,901,034	(1)(5)	JP Morgan Mortgage Trust 2019-3 A3, 4.000%, 09/25/2049	2,950,555	0.1
9,619,908	(1)(5)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	9,858,947	0.4
1,965,649	(1)(5)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	2,000,673	0.1
6,490,179	(1)(5)	JP Morgan Mortgage Trust 2019-6 B2, 4.271%, 12/25/2049	6,944,769	0.3
6,380,182	(1)(5)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	6,536,943	0.3
1,994,270	(1)(5)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.836%, 12/25/2049	2,185,914	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,191,293,825	(1)(8)	L Street Securities 2017-PM1 XIO, 4.277%, 10/25/2048	$7,113,797	0.3
74,310		Lehman XS Trust Series 2005-5N 1A2, 2.378%, (US0001M + 0.360%), 11/25/2035	71,560	0.0
1,158,941	(1)(5)	Mello Mortgage Capital Acceptance 2018-MTG2 A1, 4.477%, 10/25/2048	1,237,857	0.1
655,000		Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 3.818%, (US0001M + 1.800%), 09/25/2035	644,064	0.1
1,307,733		Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 2.168%, (US0001M + 0.150%), 08/25/2036	598,747	0.0
436,514	(1)(5)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	467,682	0.0
1,400,000	(1)(5)	New Residential Mortgage Loan Trust 2019-NQM2 M1, 4.267%, 04/25/2049	1,433,938	0.1
1,060,552	(1)(5)	New Residential Mortgage Loan Trust 2019-NQM3 A3, 3.086%, 07/25/2049	1,064,064	0.0
2,324,232	(1)(5)	OBX 2019-EXP1 1A3 Trust, 4.000%, 01/25/2059	2,371,344	0.1
907,454	(1)(5)	OBX 2019-EXP2 1A3 Trust, 4.000%, 07/25/2059	927,214	0.0
3,631,752	(1)(5)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	3,722,228	0.2
2,671,188	(5)	Sequoia Mortgage Trust 2013-3 B3, 3.518%, 03/25/2043	2,733,066	0.1
500,311	(1)	Sequoia Mortgage Trust 2013-9 B1, 3.500%, 07/25/2043	514,572	0.0
1,593,384	(1)(5)	Sequoia Mortgage Trust 2015-1 B1, 3.880%, 01/25/2045	1,668,289	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,216,600	(1)(5)	Sequoia Mortgage Trust 2018-6 B1, 4.207%, 07/25/2048	$1,300,811	0.1
775,975	(1)(5)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.496%, 02/25/2048	836,879	0.0
581,981	(1)(5)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.496%, 02/25/2048	622,936	0.0
3,400,000	(1)(5)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	3,660,703	0.1
2,112,280	(1)(5)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	2,162,911	0.1
4,238,282	(1)(5)	Sequoia Mortgage Trust 2019-2 A1, 4.000%, 06/25/2049	4,342,416	0.2
1,795,191	(1)(5)	Sequoia Mortgage Trust 2019-2 B2, 4.258%, 06/25/2049	1,898,201	0.1
1,695,017	(1)(5)	Sequoia Mortgage Trust 2019-2 B3, 4.258%, 06/25/2049	1,759,820	0.1
6,200,000	(1)(5)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	6,281,697	0.3
2,175,632	(1)(5)	Sequoia Mortgage Trust 2019-CH1 A1, 4.500%, 03/25/2049	2,222,432	0.1
2,677,339	(1)(5)	Sequoia Mortgage Trust 2019-CH1 B1B, 5.062%, 03/25/2049	3,019,165	0.1
990,506	(1)(5)	Sequoia Mortgage Trust 2019-CH1 B2B, 5.062%, 03/25/2049	1,105,560	0.0
4,601,520	(1)(5)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	4,805,279	0.2
2,888,993	(1)	Sequoia Mortgage Trust 2013-9 B2, 3.500%, 07/25/2043	2,977,109	0.1
1,617,247	(1)(5)	Sequoia Mortgage Trust 2017-1 B2, 3.631%, 02/25/2047	1,673,974	0.1
2,000,000	(1)(5)(11)	Sequoia Mortgage Trust 2019-CH3 B1B, 4.525%, 09/25/2049	2,160,000	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,420,216	(1)(5)	Shellpoint Co-Originator Trust 2017-2 B2, 3.726%, 10/25/2047	$2,340,619	0.1
3,208,438	(1)(5)	Shellpoint Co-Originator Trust 2017-2 B3, 3.726%, 10/25/2047	3,003,166	0.1
3,670,973	(1)(5)	Starwood Mortgage Residential Trust 2019-1 A3, 3.299%, 06/25/2049	3,687,642	0.2
600,000	(1)(5)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	600,362	0.0
4,000,000	(1)(5)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	4,035,992	0.2
2,100,000	(1)(5)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	2,132,322	0.1
3,000,000	(1)(5)	Verus Securitization Trust 2018-3 M1, 4.595%, 10/25/2058	3,090,934	0.1
3,262,523	(1)(5)	Verus Securitization Trust 2019-1 A2, 3.938%, 02/25/2059	3,302,460	0.1
3,824,861	(1)(7)	Verus Securitization Trust 2019-3 A2, 2.938% (Step Rate @ 3.938% on 07/25/2023), 07/25/2059	3,830,480	0.1
3,814,102	(1)(5)	Verus Securitization Trust 2019-INV2 A2, 3.117%, 07/25/2059	3,833,796	0.2
136,394	(5)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.303%, 10/25/2036	128,517	0.0
321,273	(5)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.505%, 06/25/2034	327,524	0.0
1,987,664	(5)	WaMu Mortgage Pass-Through Certificates Series 2004-AR7 A6, 4.556%, 07/25/2034	2,053,672	0.1
150,915,760	(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR1 X Trust, 1.032%, 01/25/2045	4,222,004	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
334,037	(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 4.176%, 09/25/2035	$340,234	0.0
48,477,466	(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR2 X Trust, 1.018%, 01/25/2045	2,175,160	0.1
21,897	(5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.869%, 10/25/2036	21,589	0.0
145,050	(5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.601%, 11/25/2036	140,518	0.0
557,441	(5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.601%, 11/25/2036	540,024	0.0
79,843	(5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.719%, 12/25/2036	77,090	0.0
74,473	(5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.881%, 08/25/2046	72,354	0.0
135,262	(5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.823%, 12/25/2036	135,734	0.0
622,407	(5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.567%, 03/25/2037	590,904	0.0
13,313	(5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.536%, 04/25/2037	12,273	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
74,965	(5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.598%, 07/25/2037	$68,714	0.0
805,090		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 2.918%, (US0001M + 0.900%), 11/25/2035	683,507	0.0
853,809		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A9, 6.000%, 11/25/2035	848,318	0.1
807,133		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	753,629	0.0
1,058,294		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	1,036,533	0.1
196,976		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	195,936	0.0
918,933		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 2.618%, (US0001M + 0.600%), 07/25/2036	508,731	0.0
2,332,327		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 3A Trust, 3.386%, (12MTA + 0.940%), 07/25/2046	1,742,277	0.1
1,032,693		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.406%, (12MTA + 0.960%), 08/25/2046	778,589	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
54,714		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.448%, (US0001M + 0.430%), 06/25/2037	$45,235	0.0
770,022		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	782,331	0.0
1,343,637	(5)	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 4.714%, 09/25/2036	1,373,550	0.1
339,873	(5)	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 4.706%, 10/25/2036	344,059	0.0
24,993	(5)	Wells Fargo Mortgage Backed Securities 2006-AR6 3A1, 4.912%, 03/25/2036	25,259	0.0
71,459	(5)	Wells Fargo Mortgage Backed Securities 2006-AR7 2A4, 5.102%, 05/25/2036	74,586	0.0
225,567	(5)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.674%, 12/28/2037	224,346	0.0
3,301,613	(1)(5)	Wells Fargo Mortgage Backed Securities 2018-1 B1, 3.700%, 07/25/2047	3,431,751	0.1
3,810,050	(1)(5)	Wells Fargo Mortgage Backed Securities 2019-2 A1 Trust, 4.000%, 04/25/2049	3,894,137	0.2
730,941	(1)(5)	WinWater Mortgage Loan Trust 2015-5 B4, 3.784%, 08/20/2045	742,186	0.0
4,023,819		Other Securities	3,711,508	0.2
		Total Collateralized Mortgage Obligations (Cost $598,225,059)	622,616,777	25.1
U.S. TREASURY OBLIGATIONS: 3.9%
		Treasury Inflation Indexed Protected Securities: 3.8%
65,273,831		0.250%, 07/15/2029	66,016,560	2.6
27,577,225		0.875%, 01/15/2029	29,330,651	1.2
			95,347,211	3.8

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Bonds: 0.1%
1,282,000		Other Securities	$1,496,735	0.1
		Total U.S. Treasury Obligations (Cost $95,908,798)	96,843,946	3.9
U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.1%
		Federal Home Loan Mortgage Corporation: 0.3%
6,274,077		3.500%, 05/01/2049	6,450,779	0.3
		Government National Mortgage Association: 2.9%
45,750,000	(12)	3.000%, 11/20/2049	46,913,408	1.9
24,386,000	(12)	4.000%, 11/20/2049	25,355,725	1.0
			72,269,133	2.9
		Uniform Mortgage-Backed Security: 4.9%
13,625,000	(12)	3.000%, 11/18/2034	13,927,837	0.6
13,200,000	(12)	3.000%, 11/25/2049	13,393,875	0.5
39,400,000	(12)	3.500%, 10/25/2049	40,426,554	1.6
34,207,000	(12)	4.500%, 10/25/2049	36,026,920	1.5
16,805,862		3.500%, 08/01/2049	17,266,681	0.7
7,017		5.500%, 10/01/2039	7,925	0.0
			121,049,792	4.9
		Total U.S. Government Agency Obligations (Cost $199,406,517)	199,769,704	8.1
SOVEREIGN BONDS: 2.9%
BRL 58,000,000		Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	16,724,730	0.7
IDR 90,789,000,000		Indonesia Treasury Bond, 8.375%, 04/15/2039	6,749,534	0.3
1,350,000 (1)		Kenya Government International Bond, 7.000%, 05/22/2027	1,404,000	0.0
500,000 (1)		KSA Sukuk Ltd., 3.628%, 04/20/2027	531,817	0.0
PEN 9,681,000 (1)		Peru Government Bond, 6.150%, 08/12/2032	3,293,329	0.1
750,000 (1)		Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	804,000	0.0
1,800,000 (1)		Perusahaan Penerbit SBSN Indonesia III, 4.450%, 02/20/2029	1,989,000	0.1
RUB 557,160,000		Russian Federal Bond - OFZ, 7.250%, 05/10/2034	8,676,164	0.4
Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
800,000		Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	$857,345	0.0
PEN 36,773,000 (3)		Other Securities	32,091,935	1.3
		Total Sovereign Bonds (Cost $73,298,881)	73,121,854	2.9
COMMERCIAL MORTGAGE-BACKED SECURITIES: 19.4%
1,760,000	(1)	AREIT 2019-CRE3 A Trust, 3.048%, (US0001M + 1.020%), 09/14/2036	1,763,740	0.1
5,000,000	(1)	Atrium Hotel Portfolio Trust 2018-ATRM C, 3.678%, (US0001M + 1.650%), 06/15/2035	5,008,283	0.2
5,000,000	(1)	Austin Fairmont Hotel Trust 2019-FAIR E, 4.500%, (US0001M + 2.250%), 09/15/2032	5,001,016	0.2
6,700,000	(1)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	5,317,468	0.2
5,320,000	(1)(5)(8)	BANK 2017-BNK4 XE, 1.630%, 05/15/2050	512,319	0.0
1,500,000	(1)(5)	BANK 2017-BNK5 D, 3.078%, 06/15/2060	1,382,252	0.1
1,600,000	(1)(5)	BANK 2017-BNK6 E, 2.792%, 07/15/2060	1,129,280	0.0
16,600,000	(1)(5)(8)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	1,625,525	0.1
4,500,000	(1)	BANK 2018-BNK14 D, 3.000%, 09/15/2060	4,273,964	0.2
51,254,751	(5)(8)	BANK 2019-BN17 XA, 1.190%, 04/15/2052	4,259,014	0.2
10,308,355	(5)(8)	BANK 2019-BNK16 XA, 1.129%, 02/15/2052	746,709	0.0
29,461,112	(5)(8)	Bank 2019-BNK19 XA, 1.100%, 08/15/2061	2,290,784	0.1
2,480,000	(1)	BANK 2017-BNK6 D, 3.100%, 07/15/2060	2,315,345	0.1
3,799,000	(1)(5)	BAMLL Commercial Mortgage Securities Trust 2016-FR14 C, 1.335%, 02/27/2048	3,659,664	0.2
1,000,000	(1)(5)	BAMLL RE-Remic Trust 2014-FRR8 A, 2.170%, 11/26/2047	909,328	0.0
104,604,592	(5)(8)	Benchmark 2018-B7 XA Mortgage Trust, 0.604%, 05/15/2053	3,404,566	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
53,322,751	(1)(8)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.395%, 03/15/2062	$4,936,140	0.2
42,285,000	(1)(5)(8)	BENCHMARK 2019-B10 XB Mortgage Trust, 1.063%, 03/15/2062	3,303,232	0.1
43,960,421	(5)(8)	Benchmark 2019-B12 XA Mortgage Trust, 1.207%, 08/15/2052	3,401,354	0.1
3,090,000	(1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	2,867,131	0.1
7,330,000	(1)(5)(8)	Benchmark 2019-B9 XD Mortgage Trust, 2.169%, 03/15/2052	1,162,274	0.1
77,469,605	(5)(8)	BMARK 2018-B4 XA, 0.692%, 07/15/2051	2,771,483	0.1
2,420,000	(1)	BHP Trust 2019-BXHP D, 3.799%, (US0001M + 1.771%), 08/15/2036	2,417,252	0.1
6,190,000	(1)	BHP Trust 2019-BXHP E, 4.595%, (US0001M + 2.568%), 08/15/2036	6,195,993	0.2
1,650,000	(1)	BX Trust 2019-MMP E, 3.928%, (US0001M + 1.900%), 08/15/2036	1,652,269	0.1
2,580,000	(1)	BXMT 2017-FL1 C Ltd., 3.975%, (US0001M + 1.950%), 06/15/2035	2,586,477	0.1
1,500,000	(1)	BXMT 2017-FL1 D Ltd., 4.725%, (US0001M + 2.700%), 06/15/2035	1,505,622	0.1
4,990,000	(1)(5)	CALI Mortgage Trust 2019-101C E, 4.469%, 03/10/2039	5,396,927	0.2
1,010,000	(1)	CAMB Commercial Mortgage Trust 2019-LIFE F, 4.578%, (US0001M + 2.550%), 12/15/2037	1,021,021	0.0
92,441,734	(5)(8)	Cantor Commercial Real Estate Lending 2019-CF1 XA, 1.305%, 05/15/2052	7,951,755	0.3
90,740,000	(5)(8)	Cantor Commercial Real Estate Lending 2019-CF2 XA, 1.376%, 11/15/2052	8,415,400	0.3
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
8,182,744	(5)(8)	CD 2016-CD1 Mortgage Trust XA, 1.548%, 08/10/2049	$602,703	0.0
14,660,000	(1)(5)(8)	CD 2016-CD1 Mortgage Trust XB, 0.814%, 08/10/2049	645,207	0.1
2,140,256	(1)(5)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.272%, 04/15/2044	1,976,103	0.1
1,000,000	(1)(5)	Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.262%, 11/10/2046	1,041,193	0.0
4,826,000	(1)(5)	Citigroup Commercial Mortgage Trust 2014-GC19 E, 4.762%, 03/10/2047	4,816,360	0.2
6,030,000	(1)(5)	Citigroup Commercial Mortgage Trust 2014-GC19 F, 3.665%, 03/10/2047	5,241,245	0.2
3,425,000	(1)(5)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.262%, 03/10/2047	3,703,751	0.2
2,130,000	(1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	1,901,259	0.1
3,080,000	(1)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	2,817,670	0.1
27,690,876	(5)(8)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.260%, 10/12/2050	1,817,579	0.1
12,040,000	(1)(5)	Citigroup Commercial Mortgage Trust 2016-P4 E, 4.881%, 07/10/2049	10,805,239	0.4
5,790,000	(1)(5)	Citigroup Commercial Mortgage Trust 2016-P4 F, 4.881%, 07/10/2049	4,641,420	0.2
40,984,027	(5)(8)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.190%, 08/10/2056	3,290,702	0.1
11,060,000	(1)(5)	COMM 2014-LC15 D Mortgage Trust, 5.154%, 04/10/2047	11,340,289	0.5
3,000,000	(5)	COMM 2012-CCRE2 C Mortgage Trust, 4.992%, 08/15/2045	3,115,580	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,938,433	(5)(8)	COMM 2012-CR1 XA, 2.036%, 05/15/2045	$153,552	0.0
11,096,930	(5)(8)	COMM 2012-CR3 XA, 2.021%, 10/15/2045	491,872	0.0
873,119	(5)(8)	COMM 2012-CR4 XA, 1.912%, 10/15/2045	38,336	0.0
7,065,861	(1)(5)(8)	COMM 2012-LTRT XA, 1.080%, 10/05/2030	152,916	0.0
2,200,000	(1)(5)	COMM 2013-LC6 D Mortgage Trust, 4.404%, 01/10/2046	2,257,826	0.1
11,136,333	(5)(8)	COMM 2016-COR1 XA, 1.588%, 10/10/2049	808,069	0.0
2,820,255	(5)(8)	COMM 2016-CR28 XA, 0.754%, 02/10/2049	92,407	0.0
1,000,000	(5)	COMM 2017-COR2 C, 4.714%, 09/10/2050	1,086,461	0.1
21,488,316	(5)(8)	COMM 2017-COR2 XA, 1.327%, 09/10/2050	1,629,571	0.1
3,962,000	(1)(5)	Core Industrial Trust 2015-TEXW E, 3.977%, 02/10/2034	4,013,019	0.2
3,840,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 4.678%, (US0001M + 2.650%), 05/15/2036	3,859,869	0.2
3,450,000	(1)	CSWF 2018-TOP F, 4.778%, (US0001M + 2.750%), 08/15/2035	3,463,043	0.1
2,314,968	(1)(5)	DBUBS 2011-LC1A F Mortgage Trust, 5.885%, 11/10/2046	2,390,420	0.1
5,000,000	(1)(5)	DBUBS 2011-LC2A D, 5.714%, 07/10/2044	5,211,874	0.2
2,450,000	(1)(5)	DBUBS 2011-LC2 E Mortgage Trust, 5.714%, 07/10/2044	2,492,284	0.1
5,000,000	(1)	DBWF 2018-GLKS D Mortgage Trust, 4.457%, (US0001M + 2.400%), 11/19/2035	5,014,089	0.2
4,800,000	(1)(5)	DBJPM 16-C3 F Mortgage Trust, 4.383%, 08/10/2049	3,886,853	0.2
4,160,000	(1)	Exantas Capital Corp. 2019-RSO7 D Ltd., 4.725%, (US0001M + 2.700%), 04/15/2036	4,191,130	0.2
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,617,598	(5)(8)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.539%, 02/25/2020	$138,678	0.0
16,928,081	(5)(8)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X3, 3.307%, 02/25/2042	826,798	0.1
7,470,000	(5)(8)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.852%, 12/25/2041	485,187	0.0
8,937,711	(5)(8)	Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 2.081%, 02/25/2041	327,846	0.0
20,330,706	(5)(8)	Freddie Mac Multifamily Structured Pass Through Certificates KC01 X3, 3.967%, 01/25/2026	2,157,425	0.1
665,689	(1)(8)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	1,119	0.0
203,197,429	(1)(8)	FREMF Mortgage Trust 2014-K714 X2B, 0.100%, 01/25/2047	193,789	0.0
1,000,000	(1)	GPT 2018-GPP E Mortgage Trust, 4.498%, (US0001M + 2.470%), 06/15/2035	995,318	0.0
2,000,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR F, 4.128%, (US0001M + 2.100%), 07/15/2035	1,994,984	0.1
3,500,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR G, 4.628%, (US0001M + 2.600%), 07/15/2035	3,497,779	0.1
1,010,000	(1)(5)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	1,015,943	0.0
3,080,000	(5)	GS Mortgage Securities Trust 2012-GCJ7 C, 5.875%, 05/10/2045	3,253,014	0.1
6,070,000	(1)(5)	GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/2045	4,633,477	0.2
1,330,000	(1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	1,125,133	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,670,000	(1)(5)	GS Mortgage Securities Trust 2016-GS4 D, 3.233%, 11/10/2049	$6,305,565	0.3
15,441,913	(5)(8)	GS Mortgage Securities Trust 2019-GC38 XA, 1.126%, 02/10/2052	1,151,735	0.1
3,760,000	(1)(5)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.668%, 07/10/2052	3,788,450	0.2
2,880,000	(1)(5)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.668%, 07/10/2052	2,834,816	0.1
41,222,553	(5)(8)	GS Mortgage Securities Trust 2019-GC40 XA, 1.234%, 07/10/2052	3,387,385	0.1
2,000,000	(1)	GS Mortgage Securities Corp. Trust 2018-LUAU D, 4.028%, (US0001M + 2.000%), 11/15/2032	2,006,389	0.1
6,200,000	(1)	Hawaii Hotel Trust 2019-MAUI F, 4.778%, (US0001M + 3.000%), 05/15/2038	6,243,626	0.3
180,000	(1)(5)	IMT Trust 2017-APTS EFX, 3.613%, 06/15/2034	180,049	0.0
1,800,000	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2019-BKWD E, 4.650%, (US0001M + 2.600%), 09/15/2029	1,805,066	0.1
2,845,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 D, 5.554%, 08/15/2046	2,903,109	0.1
9,560,000	(1)(5)	JPMBB Commercial Mortgage Securities Trust 2013-C17 E, 3.867%, 01/15/2047	9,128,073	0.4
3,760,000	(1)(5)	JPMCC Re-REMIC Trust 2015-FRR2 AK36, 2.215%, 12/27/2046	3,598,089	0.1
5,910,000	(1)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT FFX, 5.542%, 07/05/2033	6,144,169	0.3
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,440,000	(1)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP E, 4.128%, (US0001M + 2.160%), 07/15/2036	$5,461,770	0.2
1,953	(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.542%, 06/12/2041	1,961	0.0
500,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 C, 5.582%, 07/15/2046	522,302	0.0
6,150,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 F, 3.873%, 07/15/2046	6,195,510	0.3
5,000,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	5,016,281	0.2
5,333,083	(5)(8)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.650%, 06/15/2045	135,939	0.0
2,000,000	(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 D, 4.253%, 12/15/2047	2,068,931	0.1
5,500,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 E, 3.500%, 12/15/2047	5,295,879	0.2
1,000,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.201%, 01/15/2046	1,024,949	0.0
7,470,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	7,091,639	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
26,755,183	(5)(8)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.134%, 07/15/2047	$718,775	0.0
1,000,000	(1)(5)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.372%, 11/15/2045	1,068,477	0.0
2,549,000	(1)(5)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 5.055%, 01/15/2047	2,690,390	0.1
1,405,000	(5)	JPMBB Commercial Mortgage Securities Trust 2014-C21 C, 4.813%, 08/15/2047	1,471,352	0.1
2,440,000	(1)	JPMBB Commercial Mortgage Securities Trust 2014-C26 E, 4.000%, 01/15/2048	2,111,617	0.1
62,788,066	(5)(8)	JPMBB Commercial Mortgage Securities Trust 2015-C27 XA, 1.434%, 02/15/2048	2,677,798	0.1
60,659,169	(5)(8)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.251%, 10/15/2048	2,236,455	0.1
21,495,199	(5)(8)	JPMDB Commercial Mortgage Securities Trust 2017-C7 XA, 1.045%, 10/15/2050	1,182,788	0.0
13,723,922	(1)(5)(8)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.263%, 03/10/2050	567,425	0.0
12,149,629	(5)(8)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 XA, 1.152%, 11/15/2046	409,874	0.0
14,733,585	(5)(8)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.164%, 12/15/2047	596,905	0.0
2,980,000	(1)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 5.074%, 04/15/2047	3,161,407	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
7,689,000	(1)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 D, 3.389%, 10/15/2047	$7,234,089	0.3
1,000,000	(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 C, 4.613%, 02/15/2048	1,062,162	0.1
15,757,219	(5)(8)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XA, 0.958%, 11/15/2052	807,622	0.0
270,000	(1)(5)	Morgan Stanley Capital I Trust 2011-C1 D, 5.554%, 09/15/2047	279,868	0.0
5,970,000	(1)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	5,914,688	0.2
4,268,000	(1)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	4,157,822	0.2
4,220,000	(1)	Morgan Stanley Capital I Trust 2011-C1 M, 4.193%, 09/15/2047	4,085,698	0.2
4,841,000	(1)(5)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	4,493,929	0.2
25,660,000	(1)(5)(8)	Morgan Stanley Capital I Trust 2018-L1 XD, 1.956%, 10/15/2051	3,649,922	0.2
910,000		Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	835,240	0.0
38,506,195	(5)(8)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.936%, 12/15/2050	2,058,464	0.1
8,220,000		Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25 D, 3.068%, 10/15/2048	7,992,890	0.3
3,519,000	(1)	PFP 2017-4 E Ltd., 6.878%, (US0001M + 4.850%), 07/14/2035	3,572,084	0.1
8,091,000	(1)	Prima Capital CRE Securitization 2019-RK1 DD Ltd., 3.500%, 04/15/2038	7,782,882	0.3
4,470,000	(1)(5)	Ready Capital Mortgage Trust 2019-5 D, 5.651%, 02/25/2052	4,635,949	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,673,000	(1)	Shelter Growth CRE 2018-FL1 D Issuer Ltd., 5.028%, (US0001M + 3.000%), 01/15/2035	$2,688,032	0.1
3,717,450	(1)	SLIDE 2018-FUN E, 4.328%, (US0001M + 2.300%), 06/15/2031	3,749,814	0.2
3,605,537	(1)	SLIDE 2018-FUN F, 5.028%, (US0001M + 3.000%), 06/15/2031	3,643,841	0.1
1,000,000	(1)(5)	UBS Commercial Mortgage Trust 2017-C5, 4.462%, 11/15/2050	991,334	0.0
45,988,493	(5)(8)	UBS Commercial Mortgage Trust 2019-C16 XA, 1.730%, 04/15/2052	5,147,547	0.2
8,329,649	(1)	Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/2058	7,069,970	0.3
78,780,000	(5)(8)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XB, 0.627%, 11/15/2049	2,902,090	0.1
20,847,766	(5)(8)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 1.122%, 10/15/2050	1,217,833	0.1
2,464,134	(1)	Wells Fargo Commercial Mortgage Trust 2018-BXI E, 4.184%, (US0001M + 2.157%), 12/15/2036	2,480,280	0.1
8,430,000	(1)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	7,559,441	0.3
380,774	(1)(5)(8)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.978%, 08/15/2045	15,415	0.0
2,947,575	(1)(5)(8)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.061%, 11/15/2045	140,105	0.0
960,000	(1)(5)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.403%, 03/15/2045	841,031	0.0
10,350,000	(1)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	9,331,201	0.4
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,827,863	(1)(5)(8)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.382%, 03/15/2048	$159,145	0.0
9,000,000	(1)(5)	WFRBS Commercial Mortgage Trust 2013-C17 D, 5.230%, 12/15/2046	9,566,757	0.4
760,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	701,357	0.0
3,000,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 F, 3.500%, 12/15/2046	2,498,989	0.1
42,662,072	(5)(8)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 1.016%, 03/15/2046	1,004,649	0.0
8,190,000	(1)(5)	Wells Fargo Commercial Mortgage Trust 2015-C30 D, 4.647%, 09/15/2058	8,524,928	0.3
40,030,622	(5)(8)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.772%, 08/15/2052	4,829,987	0.2
7,735,000	(1)(5)	West Town Mall Trust 2017-KNOX E, 4.491%, 07/05/2030	7,778,521	0.3
1,500,000	(1)(5)	WFLD 2014-MONT D Mortgage Trust, 3.880%, 08/10/2031	1,490,220	0.1
9,230,000	(1)(5)	WFRBS Commercial Mortgage Trust 2013-C11 E, 4.403%, 03/15/2045	9,333,051	0.4
5,950,000	(1)	WFRBS Commercial Mortgage Trust 2013-C12 F, 3.500%, 03/15/2048	5,202,679	0.2
2,374,215		Other Securities	2,350,520	0.1
		Total Commercial Mortgage-Backed Securities (Cost $463,390,062)	479,786,959	19.4

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 11.1%
		Automobile Asset-Backed Securities: 1.2%
1,075,000		Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	$1,120,388	0.1
2,000,000		Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	2,065,552	0.1
2,800,000		AmeriCredit Automobile Receivables Trust 2019-3 C, 2.320%, 07/18/2025	2,802,286	0.1
2,450,000		AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	2,452,169	0.1
2,500,000	(1)	Santander Drive Auto Receivables Trust 2018-1 E, 4.370%, 05/15/2025	2,538,054	0.1
1,000,000		Santander Drive Auto Receivables Trust 2018-2 D, 3.880%, 02/15/2024	1,018,714	0.0
4,450,000		Santander Drive Auto Receivables Trust 2019-2 D, 3.220%, 07/15/2025	4,542,005	0.2
2,250,000		Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	2,258,989	0.1
6,000,000		Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	6,029,605	0.3
850,000	(1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	872,962	0.0
3,000,000		Other Securities	3,089,826	0.1
			28,790,550	1.2
		Home Equity Asset-Backed Securities: 0.2%
490,038		GSAA Home Equity Trust 2006-3 A3, 2.318%, (US0001M + 0.300%), 03/25/2036	347,716	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Home Equity Asset-Backed Securities (continued)
1,096,379		GSAA Home Equity Trust 2007-1 1A1, 2.098%, (US0001M + 0.080%), 02/25/2037	$535,494	0.0
1,178,493	(5)	Morgan Stanley Mortgage Loan Trust 2007-10XS A2, 6.250%, 02/25/2037	828,941	0.0
725,392		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.478%, (US0001M + 0.230%), 02/25/2037	671,887	0.0
4,363,638		Other Securities	3,383,353	0.2
			5,767,391	0.2
		Other Asset-Backed Securities: 8.8%
351,068	(1)(5)(7)	AJAX Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	351,971	0.0
2,969,991	(1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	3,028,884	0.1
3,570,168	(1)(5)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	3,621,102	0.2
3,089,000	(1)	Ajax Mortgage Loan Trust 2019-D A2, 3.500%, 09/25/2065	3,087,192	0.1
2,500,000	(1)	AMMC CLO 16 Ltd. 2015-16A CR, 4.653%, (US0003M + 2.350%), 04/14/2029	2,469,937	0.1
2,000,000	(1)	AMMC CLO XI Ltd. 2012-11A CR2, 4.166%, (US0003M + 1.900%), 04/30/2031	1,884,982	0.1
2,250,000	(1)	Apidos CLO XXIX 2018-29A B, 4.176%, (US0003M + 1.900%), 07/25/2030	2,168,095	0.1
4,750,000	(1)	Apidos CLO XI 2012-11A CRR, 4.585%, (US0003M + 2.500%), 10/17/2030	4,768,888	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,650,000	(1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/07/2049	$1,689,781	0.1
750,000	(1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/07/2049	778,388	0.0
2,700,000	(1)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	2,703,494	0.1
1,100,000	(1)	Ares XLII Clo Ltd. 2017-42A C, 4.478%, (US0003M + 2.200%), 01/22/2028	1,083,668	0.0
750,000	(1)	Atrium CDO Corp. 12A CR, 3.928%, (US0003M + 1.650%), 04/22/2027	738,654	0.0
1,250,000	(1)	Atrium CDO Corp. 12A DR, 5.078%, (US0003M + 2.800%), 04/22/2027	1,190,169	0.1
2,000,000	(1)	Babson CLO Ltd. 2018-3A C, 4.178%, (US0003M + 1.900%), 07/20/2029	1,948,612	0.1
2,000,000	(1)	Benefit Street Partners CLO V-B Ltd. 2018-5BA B, 4.428%, (US0003M + 2.150%), 04/20/2031	1,923,574	0.1
500,000	(1)	Benefit Street Partners CLO VII Ltd. 2015-VIIA CR, 4.700%, (US0003M + 2.400%), 07/18/2027	485,027	0.0
2,750,000	(1)	BlueMountain CLO 2012-2A DR2 Ltd., 5.036%, (US0003M + 2.900%), 11/20/2028	2,642,802	0.1
1,000,000	(1)	BlueMountain CLO 2013-2A CR, 4.228%, (US0003M + 1.950%), 10/22/2030	966,741	0.1
1,000,000	(1)	BlueMountain CLO 2015-4 CR Ltd., 4.178%, (US0003M + 1.900%), 04/20/2030	961,382	0.0
2,250,000	(1)	BlueMountain CLO 2016-1 Ltd. 2016-1A DR, 4.928%, (US0003M + 2.650%), 04/20/2027	2,142,349	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
850,000	(1)	BlueMountain CLO 2016-3A CR Ltd., 4.358%, (US0003M + 2.200%), 11/15/2030	$825,778	0.0
3,750,000	(1)	BlueMountain CLO XXV Ltd. 2019-25A C, 4.736%, (US0003M + 2.450%), 07/15/2032	3,751,961	0.2
250,000	(1)	Bowman Park CLO Ltd. 2014-1A E, 7.548%, (US0003M + 5.400%), 11/23/2025	243,477	0.0
750,000	(1)	Buttermilk Park CLO Ltd. 2018-1A C, 4.403%, (US0003M + 2.100%), 10/15/2031	723,902	0.0
2,000,000	(1)	Carlyle Global Market Strategies CLO 2015-2A CR Ltd., 4.506%, (US0003M + 2.250%), 04/27/2027	1,945,474	0.1
250,000	(1)	Carlyle Global Market Strategies CLO 2015-2A DR Ltd., 6.606%, (US0003M + 4.350%), 04/27/2027	238,587	0.0
1,500,000	(1)	Carlyle Global Market Strategies CLO 2015-3A CR Ltd., 5.106%, (US0003M + 2.850%), 07/28/2028	1,457,190	0.0
1,500,000	(1)	Carlyle US CLO 2016-4A BR Ltd., 4.378%, (US0003M + 2.100%), 10/20/2027	1,467,090	0.1
1,000,000	(1)	Cent CLO C17A BR Ltd., 4.116%, (US0003M + 1.850%), 04/30/2031	958,034	0.0
1,500,000	(1)	CIFC Funding 2013-IA BR Ltd., 4.722%, (US0003M + 2.400%), 07/16/2030	1,479,097	0.1
2,000,000	(1)	Cifc Funding 2014-4RA B Ltd., 4.503%, (US0003M + 2.200%), 10/17/2030	1,988,552	0.1
250,000	(1)	CIFC Funding 2017-2A C, 4.628%, (US0003M + 2.350%), 04/20/2030	246,636	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,100,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 2.723%, (US0001M + 0.705%), 09/25/2035	$1,081,289	0.0
1,750,000	(1)	Cumberland Park CLO Ltd. 2015-2A CR, 4.078%, (US0003M + 1.800%), 07/20/2028	1,739,292	0.1
500,000	(1)	Cumberland Park CLO Ltd. 2015-2A DR, 4.978%, (US0003M + 2.700%), 07/20/2028	492,606	0.0
847,875	(1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	897,538	0.1
448,875	(1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	466,458	0.0
580,500	(1)	Domino’s Pizza Master Issuer LLC 2015-1A A1II, 4.474%, 10/25/2045	608,416	0.0
1,078,000	(1)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	1,129,682	0.1
3,087,000	(1)	Domino’s Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	3,105,288	0.1
2,330,500	(1)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	2,424,081	0.1
2,189,000	(1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	2,308,870	0.1
1,234,375	(1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	1,296,263	0.0
2,750,000	(1)	Dryden 30 Senior Loan Fund 2013-30A DR, 4.758%, (US0003M + 2.600%), 11/15/2028	2,577,030	0.1
1,750,000	(1)	Dryden 55 CLO Ltd. 2018-55A C, 4.203%, (US0003M + 1.900%), 04/15/2031	1,677,116	0.1
1,150,000	(1)	Dryden XXV Senior Loan Fund 2012-25A DRR, 5.303%, (US0003M + 3.000%), 10/15/2027	1,129,669	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
750,000	(1)	Dryden XXVI Senior Loan Fund 2013-26A CR, 4.153%, (US0003M + 1.850%), 04/15/2029	$726,823	0.0
3,061,863	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,220,996	0.1
750,000	(1)	Galaxy XXII CLO Ltd. 2016-22A DR, 5.422%, (US0003M + 3.100%), 07/16/2028	733,342	0.0
976,037	(1)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	1,069,166	0.0
3,766,369	(1)	Helios Issuer, LLC 2018-1A B, 7.710%, 07/20/2048	4,030,456	0.2
1,000,000	(1)	Invitation Homes 2018-SFR1 D Trust, 3.475%, (US0001M + 1.450%), 03/17/2037	998,998	0.0
5,000,000	(1)	Invitation Homes 2018-SFR3 D Trust, 3.675%, (US0001M + 1.650%), 07/17/2037	5,008,428	0.2
1,000,000	(1)	JG Wentworth XLII LLC 2018-2A B, 4.700%, 10/15/2077	1,124,157	0.0
2,000,000	(1)	LCM XIV L.P. 14A CR, 4.128%, (US0003M + 1.850%), 07/20/2031	1,925,086	0.1
1,350,000	(1)	LCM XVIII L.P. 18A CR, 4.128%, (US0003M + 1.850%), 04/20/2031	1,274,982	0.0
1,000,000	(1)	LCM XX L.P. 20A-CR, 4.228%, (US0003M + 1.950%), 10/20/2027	982,888	0.0
1,500,000	(1)	LCM XX L.P. 20A-DR, 5.078%, (US0003M + 2.800%), 10/20/2027	1,442,010	0.1
2,800,000	(1)	LCM XXII Ltd. 22A CR, 5.078%, (US0003M + 2.800%), 10/20/2028	2,638,882	0.1
959,687	(1)	LCSS Financing 2018-A A LLC, 4.700%, 12/15/2062	1,113,330	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,050,000	(1)	LoanCore 2019-CRE2 AS Issuer Ltd., 3.528%, (US0001M + 1.500%), 05/09/2036	$4,055,089	0.2
1,000,000	(1)	Madison Park Funding XIII Ltd. 2014-13A CR2, 4.203%, (US0003M + 1.900%), 04/19/2030	983,765	0.0
2,500,000	(1)	Madison Park Funding XIX Ltd. 2015-19A B1R, 4.578%, (US0003M + 2.300%), 01/22/2028	2,500,138	0.1
2,000,000	(1)	Madison Park Funding XXXII Ltd. 2018-32A C, 5.178%, (US0003M + 2.900%), 01/22/2031	2,005,438	0.1
1,000,000	(1)	Magnetite VIII Ltd. 2014-8A CR2, 4.153%, (US0003M + 1.850%), 04/15/2031	975,044	0.0
4,000,000	(1)	Mariner CLO 2015-1A DR LLC, 5.928%, (US0003M + 3.650%), 04/20/2029	3,960,928	0.2
1,500,000	(1)	Marlette Funding Trust 2018-1A C, 3.690%, 03/15/2028	1,513,196	0.0
1,700,000	(1)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	1,752,892	0.1
1,700,000	(1)	Marlette Funding Trust 2019-1A B, 3.940%, 04/16/2029	1,739,291	0.1
2,000,000	(1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	2,028,792	0.1
4,050,000	(1)	Marlette Funding Trust 2019-3A C, 3.790%, 09/17/2029	4,071,911	0.2
3,038,155	(1)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	3,081,251	0.1
1,087,435	(1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	1,129,083	0.0
2,500,000	(1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	2,543,329	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,544,780	(1)	Mosaic Solar Loan Trust 2019-1A A, 4.370%, 12/21/2043	$2,623,247	0.1
1,956,788	(1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	2,001,076	0.1
2,300,000	(1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 4.590%, (US0003M + 2.450%), 10/16/2032	2,300,000	0.1
700,000	(1)	Ocean Trails CLO IV 2013-4A DR, 5.176%, (US0003M + 3.000%), 08/13/2025	693,258	0.0
2,450,000	(1)	OCP CLO 2015-8 Ltd. 2015-8A BR, 4.153%, (US0003M + 1.850%), 04/17/2027	2,444,808	0.1
2,000,000	(1)	Octagon Investment Partners 31 Ltd. 2017-1A C, 4.678%, (US0003M + 2.400%), 07/20/2030	1,982,116	0.1
2,250,000	(1)	Octagon Investment Partners 32 Ltd. 2017-1A C, 4.553%, (US0003M + 2.250%), 07/15/2029	2,218,635	0.1
600,000	(1)	Octagon Investment Partners 33 Ltd. 2017-1A B, 4.128%, (US0003M + 1.850%), 01/20/2031	576,656	0.0
1,000,000	(1)	Octagon Investment Partners XXIII Ltd. 2015-1A CR, 4.153%, (US0003M + 1.850%), 07/15/2027	984,929	0.0
1,500,000	(1)	OHA Credit Funding 3 Ltd. 2019-3A C, 5.075%, (US0003M + 2.450%), 07/20/2032	1,494,009	0.0
1,545,000	(1)	OHA Credit Partners IX Ltd. 2013-9A DR, 5.578%, (US0003M + 3.300%), 10/20/2025	1,545,219	0.1
2,185,000	(1)	Palmer Square Loan Funding 2017-1A D Ltd., 7.153%, (US0003M + 4.850%), 10/15/2025	2,171,711	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,500,000	(1)	Palmer Square Loan Funding 2018-1A D Ltd., 6.253%, (US0003M + 3.950%), 04/15/2026	$1,435,858	0.1
1,000,000	(1)	Palmer Square Loan Funding 2018-1A E Ltd., 8.203%, (US0003M + 5.900%), 04/15/2026	872,098	0.0
1,500,000	(1)(12)	Palmer Square Loan Funding 2018-2A C Ltd., 4.253%, (US0003M + 1.950%), 07/15/2026	1,454,306	0.1
3,000,000	(1)	Palmer Square Loan Funding 2018-4 D Ltd., 6.408%, (US0003M + 4.250%), 11/15/2026	2,948,823	0.1
1,584,000	(1)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	1,623,532	0.1
2,450,000	(1)	Primose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	2,454,565	0.1
670,000	(1)	Recette CLO Ltd. 2015-1A DR, 5.028%, (US0003M + 2.750%), 10/20/2027	668,325	0.0
1,985,000	(1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	2,033,257	0.1
2,050,000	(1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	2,113,681	0.1
3,000,000	(1)	SoFi Consumer Loan Program 2018-4 D Trust, 4.760%, 11/26/2027	3,113,425	0.1
2,750,000	(1)	SoFi Consumer Loan Program 2019-1 D Trust, 4.420%, 02/25/2028	2,811,190	0.1
3,000,000	(1)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	3,070,405	0.1
4,000,000	(1)	SoFi Consumer Loan Program 2019-3 D Trust, 3.890%, 05/25/2028	4,057,238	0.2
2,000,000	(1)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	2,008,627	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
600,000	(1)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	$602,690	0.0
1,945,670	(1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	2,138,587	0.1
1,200,000	(1)	Symphony Credit Opportunities Fund Ltd. 2015-2A CR, 4.563%, (US0003M + 2.260%), 07/15/2028	1,200,078	0.1
1,091,750	(1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,168,502	0.1
1,000,000	(1)	TCI-Flatiron Clo 2017-1A C Ltd., 3.974%, (US0003M + 1.850%), 11/18/2030	952,684	0.0
4,000,000	(1)	TES 2017-2A B LLC, 6.990%, 02/20/2048	4,297,321	0.2
3,450,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	3,436,562	0.1
2,000,000	(1)	THL Credit Wind River 2014-1 CRR CLO Ltd., 4.250%, (US0003M + 1.950%), 07/18/2031	1,915,590	0.1
1,000,000	(1)	THL Credit Wind River 2016-1A CR CLO Ltd., 4.403%, (US0003M + 2.100%), 07/15/2028	985,382	0.0
2,000,000	(1)(5)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	2,139,804	0.1
2,500,000	(1)(5)	Towd Point Mortgage Trust 2017-6 A2, 3.000%, 10/25/2057	2,535,232	0.1
1,500,000	(1)	Upland CLO Ltd. 2016-1A BR, 4.128%, (US0003M + 1.850%), 04/20/2031	1,420,469	0.1
1,795,000	(1)	Venture XX CLO Ltd. 2015-20A CR, 4.203%, (US0003M + 1.900%), 04/15/2027	1,764,381	0.1
982,500	(1)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	1,011,739	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
3,391,500	(1)	Wendy’s Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	$3,472,523	0.1
2,000,000	(1)	West CLO 2014-2A BR Ltd., 4.072%, (US0003M + 1.750%), 01/16/2027	1,995,118	0.1
609,459		Other Securities	613,379	0.0
			218,875,794	8.8
		Student Loan Asset-Backed Securities: 0.9%
1,313,909	(1)	Commonbond Student Loan Trust 2018-CGS C, 4.350%, 02/25/2046	1,324,931	0.1
354,487	(1)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	352,212	0.0
1,086,000	(1)	ELFI Graduate Loan Program 2018-A B LLC, 4.000%, 08/25/2042	1,104,873	0.0
1,548,904	(1)	Laurel Road Prime Student Loan Trust 2018-B BFX, 3.720%, 05/26/2043	1,579,971	0.1
3,000,000	(1)	Sofi Professional Loan Program 2019-C BFX LLC, 3.050%, 11/16/2048	3,012,778	0.1
4,000,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	3,880,005	0.2
1,000,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,030,128	0.0
2,250,000	(1)(5)	SoFi Professional Loan Program 2017-A B LLC, 3.440%, 03/26/2040	2,342,628	0.1
1,000,000	(1)(5)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	1,080,583	0.1
1,000,000	(1)(5)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	1,061,279	0.0
1,000,000	(1)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	1,055,088	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities (continued)
1,000,000	(1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	$1,082,740	0.1
2,000,000	(1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	2,102,184	0.1
			21,009,400	0.9
		Total Asset-Backed Securities (Cost $272,442,727)	274,443,135	11.1
BANK LOANS: 14.0%
		Aerospace & Defense: 0.2%
227,273		1199169 B.C. Unlimited Liability Company 2019 Term Loan B2, 6.104%, (US0003M + 4.000%), 04/06/2026	228,693	0.0
422,727		Dynasty Acquisition Co., Inc. 2019 Term Loan B1, 6.104%, (US0003M + 4.000%), 04/06/2026	425,369	0.0
381,193		KBR, Inc. Term Loan B, 5.794%, (US0001M + 3.750%), 04/25/2025	382,742	0.0
940,227		Maxar Technologies Ltd. Term Loan B, 4.854%, (US0003M + 2.750%), 10/04/2024	831,318	0.1
794,245		TransDigm, Inc. 2018 Term Loan F, 4.544%, (US0001M + 2.500%), 06/09/2023	793,810	0.0
2,236,894		TransDigm, Inc. 2018 Term Loan G, 4.544%, (US0001M + 2.500%), 08/22/2024	2,232,000	0.1
			4,893,932	0.2
		Auto Components: 0.0%
917,236		Broadstreet Partners, Inc. 2018 Term Loan B, 5.294%, (US0001M + 3.250%), 11/08/2023	919,243	0.0
		Automotive: 0.4%
340,000		Autokiniton US Holdings, Inc. Term Loan, 7.585%, (US0003M + 5.500%), 05/22/2025	325,550	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
BANK LOANS: (continued)
		Automotive (continued)
395,237		Belron Finance US LLC USD Term Loan B, 4.459%, (US0003M + 2.250%), 11/07/2024	$396,957	0.0
193,600		Bright Bidco B.V. 2018 Term Loan B, 5.585%, (US0003M + 3.500%), 06/30/2024	92,928	0.0
750,051		Dynacast International LLC Term Loan B2, 5.363%, (US0003M + 3.250%), 01/28/2022	721,924	0.0
3,128,483		Gates Global LLC 2017 USD Repriced Term Loan B, 4.794%, (US0001M + 2.750%), 04/01/2024	3,089,377	0.1
149,250		Holley Purchaser, Inc. Term Loan B, 7.256%, (US0003M + 5.000%), 10/24/2025	141,787	0.0
273,141		KAR Auction Services, Inc. 2019 Term Loan B6, 4.313%, (US0001M + 2.250%), 09/19/2026	273,597	0.0
101,900		Mavis Tire Express Services Corp. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 03/20/2025	99,734	0.0
12,919	(13)	Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan, 5.294%, (US0001M + 3.250%), 03/20/2025	12,645	0.0
57,619	(13)	Mister Car Wash Holdings, Inc. 2019 Delayed Draw Term Loan, 5.585%, (US0003M + 3.500%), 05/14/2026	57,646	0.0
1,152,381		Mister Car Wash Holdings, Inc. 2019 Term Loan B, 5.658%, (US0003M + 3.500%), 05/14/2026	1,152,921	0.1
1,765,000		Panther BF Aggregator 2 LP USD Term Loan B, 5.544%, (US0001M + 3.500%), 04/30/2026	1,755,439	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Automotive (continued)
391,702	Superior Industries International, Inc. 2018 1st Lien Term Loan B, 6.044%, (US0001M + 4.000%), 05/22/2024	$378,482	0.0
1,756,798	Tenneco, Inc. 2018 Term Loan B, 5.044%, (US0001M + 3.000%), 10/01/2025	1,655,234	0.1
644,462	Truck Hero, Inc. 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 04/21/2024	604,989	0.0
		10,759,210	0.4
	Beverage & Tobacco: 0.0%
965,250	Sunshine Investments B.V. USD Term Loan B3, 5.408%, (US0003M + 3.250%), 03/28/2025	968,846	0.0
	Brokers, Dealers & Investment Houses: 0.1%
1,500,000	Brookfield Property REIT Inc. 1st Lien Term Loan B, 4.544%, (US0001M + 2.500%), 08/27/2025	1,480,179	0.1
948,373	Forest City Enterprises, L.P. Term Loan B, 6.044%, (US0001M + 4.000%), 12/07/2025	955,486	0.0
		2,435,665	0.1
	Building & Development: 0.4%
744,608	Capital Automotive L.P. 2017 1st Lien Term Loan, 4.550%, (US0001M + 2.500%), 03/24/2024	746,238	0.0
1,639,168	Core & Main LP 2017 Term Loan B, 4.863%, (US0001M + 2.750%), 08/01/2024	1,630,952	0.1
2,027,622	GYP Holdings III Corp. 2018 Term Loan B, 4.794%, (US0001M + 2.750%), 06/01/2025	2,019,005	0.1
996,823	Henry Company LLC Term Loan B, 6.044%, (US0001M + 4.000%), 10/05/2023	998,899	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Building & Development (continued)
148,875	Interior Logic Group Holdings IV LLC 2018 Term Loan B, 6.104%, (US0003M + 4.000%), 05/30/2025	$146,456	0.0
1,888,695	MX Holdings US, Inc. 2018 USD Term Loan B1C, 5.044%, (US0001M + 3.000%), 07/31/2025	1,897,351	0.1
1,400,000	Quikrete Holdings Inc Term Loan, 4.794%, (US0001M + 2.750%), 11/15/2023	1,395,771	0.1
647,375	Werner FinCo LP 2017 Term Loan, 6.044%, (US0001M + 4.000%), 07/24/2024	632,809	0.0
683	Wilsonart LLC 2017 Term Loan B, 5.363%, (US0003M + 3.250%), 12/19/2023	670	0.0
		9,468,151	0.4
	Business Equipment & Services: 1.5%
154,161	24-7 Intouch Inc 2018 Term Loan, 6.294%, (US0001M + 4.250%), 08/20/2025	152,234	0.0
2,078,578	AlixPartners, LLP 2017 Term Loan B, 4.794%, (US0001M + 2.750%), 04/04/2024	2,083,590	0.1
645,475	Ascend Learning, LLC 2017 Term Loan B, 5.044%, (US0001M + 3.000%), 07/12/2024	643,962	0.0
217,572	Big Ass Fans, LLC 2018 Term Loan, 5.854%, (US0003M + 3.750%), 05/21/2024	218,251	0.0
950,774	Camelot UK Holdco Limited 2017 Repriced Term Loan, 5.294%, (US0001M + 3.250%), 10/03/2023	957,756	0.0
1,027,632	Canyon Valor Companies, Inc. USD 2017 Term Loan B1, 4.854%, (US0003M + 2.750%), 06/16/2023	1,027,889	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
1,142,566	Colorado Buyer Inc Term Loan B, 5.040%, (US0001M + 3.000%), 05/01/2024	$1,034,737	0.1
646,296	Convergint Technologies LLC 2018 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 02/03/2025	640,641	0.0
964,757	EIG Investors Corp. 2018 1st Lien Term Loan, 5.882%, (US0003M + 3.750%), 02/09/2023	946,968	0.0
926,242	Ellie Mae, Inc. Term Loan, 6.044%, (US0001M + 4.000%), 04/17/2026	928,943	0.0
791,497	EVO Payments International LLC 2018 1st Lien Term Loan, 5.310%, (US0001M + 3.250%), 12/22/2023	795,208	0.0
2,639,848	Financial & Risk US Holdings, Inc. 2018 USD Term Loan, 5.794%, (US0001M + 3.750%), 10/01/2025	2,657,380	0.1
623,034	Garda World Security Corporation 2017 Term Loan, 5.637%, (US0003M + 3.500%), 05/24/2024	624,047	0.0
399,938	GreenSky Holdings, LLC 2018 Term Loan B, 5.313%, (US0001M + 3.250%), 03/31/2025	399,438	0.0
648,500	Guidehouse LLP 2018 Term Loan, 5.044%, (US0001M + 3.000%), 05/01/2025	645,257	0.0
403,133	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 6.064%, (US0003M + 4.000%), 11/21/2024	390,031	0.0
147,674	IQOR US Inc. Term Loan B, 7.319%, (US0003M + 5.000%), 04/01/2021	130,815	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
1,744,618	KUEHG Corp. 2018 Incremental Term Loan, 5.854%, (US0003M + 3.750%), 02/21/2025	$1,745,054	0.1
1,044,366	Learning Care Group, Inc. 2018 1st Lien Term Loan, 5.458%, (US0003M + 3.250%), 03/13/2025	1,042,407	0.1
100,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 9.685%, (US0003M + 7.500%), 03/13/2026	100,000	0.0
500,000	NeuStar, Inc. 2018 Term Loan B4, 5.544%, (US0001M + 3.500%), 08/08/2024	484,000	0.0
991,559	NVA Holdings, Inc. Term Loan B3, 4.794%, (US0001M + 2.750%), 02/02/2025	992,567	0.1
893,109	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 01/03/2025	889,621	0.0
1,669,829	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 05/01/2025	1,670,177	0.1
495,628	Prometric Holdings, Inc. 1st Lien Term Loan, 5.050%, (US0001M + 3.000%), 01/29/2025	489,433	0.0
2,522,538	Red Ventures, LLC 2018 Term Loan B, 5.044%, (US0001M + 3.000%), 11/08/2024	2,536,333	0.1
646,614	Renaissance Learning, Inc. 2018 Add On Term Loan, 5.294%, (US0001M + 3.250%), 05/30/2025	636,376	0.0
147,750	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.753%, (US0003M + 5.500%), 12/20/2024	148,458	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
489,175	Sandvine Corporation 2018 1st Lien Term Loan, 6.544%, (US0001M + 4.500%), 11/02/2025	$488,564	0.0
636,747	Solera Holdings, Inc. USD Term Loan B, 4.794%, (US0001M + 2.750%), 03/03/2023	634,558	0.0
1,590,147	Spin Holdco Inc. 2017 Term Loan B, 5.572%, (US0003M + 3.250%), 11/14/2022	1,563,561	0.1
398,247	SSH Group Holdings, Inc. 2018 1st Lien Term Loan, 6.294%, (US0001M + 4.250%), 07/30/2025	398,994	0.0
1,057,350	Staples, Inc. 7 Year Term Loan, 7.123%, (US0003M + 5.000%), 04/16/2026	1,043,472	0.1
402,379	Stiphout Finance LLC USD 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 10/26/2022	391,313	0.0
609,175	SurveyMonkey Inc. 2018 Term Loan B, 5.680%, (US0001W + 3.750%), 10/10/2025	604,606	0.0
646,588	USS Ultimate Holdings, Inc. 1st Lien Term Loan, 5.950%, (US0006M + 3.750%), 08/25/2024	648,124	0.0
1,298,950	Verifone Systems, Inc. 2018 1st Lien Term Loan, 6.136%, (US0003M + 4.000%), 08/20/2025	1,245,368	0.1
1,145,606	Verra Mobility Corporation 2018 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 02/28/2025	1,151,812	0.1
2,022,262	Verscend Holding Corp. 2018 Term Loan B, 6.544%, (US0001M + 4.500%), 08/27/2025	2,031,953	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
1,403,715	West Corporation 2017 Term Loan, 6.044%, (US0001M + 4.000%), 10/10/2024	$1,253,985	0.1
691,791	West Corporation 2018 Term Loan B1, 5.544%, (US0001M + 3.500%), 10/10/2024	614,253	0.0
100,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 12.057%, (US0001M + 10.000%), 07/10/2026	86,750	0.0
642,281	Yak Access, LLC 2018 1st Lien Term Loan B, 7.044%, (US0001M + 5.000%), 07/11/2025	592,504	0.0
		37,761,390	1.5
	Cable & Satellite Television: 0.2%
1,538,112	CSC Holdings, LLC 2018 Term Loan B, 4.528%, (US0001M + 2.500%), 01/25/2026	1,542,432	0.1
1,488,762	Radiate Holdco, LLC 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 02/01/2024	1,484,762	0.1
142,860	Telesat Canada Term Loan B4, 4.830%, (US0003M + 2.500%), 11/17/2023	143,455	0.0
1,149,808	Virgin Media Bristol LLC USD Term Loan K, 4.528%, (US0001M + 2.500%), 01/15/2026	1,151,424	0.0
		4,322,073	0.2
	Chemicals & Plastics: 0.4%
367,616	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 5.394%, (US0003M + 3.250%), 09/13/2023	352,912	0.0
276,963	Allnex USA, Inc. USD Term Loan B3, 5.394%, (US0003M + 3.250%), 09/13/2023	265,884	0.0
1,351,761	Alpha 3 B.V. 2017 Term Loan B1, 5.104%, (US0003M + 3.000%), 01/31/2024	1,336,891	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Chemicals & Plastics (continued)
280,000	Ascend Performance Materials Operations LLC 2019 Term Loan B, 7.395%, (US0003M + 5.250%), 08/27/2026	$281,400	0.0
673,250	Composite Resins Holding B.V. 2018 Term Loan B, 6.459%, (US0003M + 4.250%), 08/01/2025	673,250	0.0
1,142,079	Diamond (BC) B.V. USD Term Loan, 5.256%, (US0003M + 3.000%), 09/06/2024	1,091,400	0.1
560,394	Encapsys, LLC 1st Lien Term Loan, 5.544%, (US0001M + 3.500%), 11/07/2024	562,495	0.0
238,800	Platform Specialty Products Corporation Term Loan, 4.294%, (US0001M + 2.250%), 01/30/2026	239,919	0.0
898,000	Polar US Borrower, LLC 2018 1st Lien Term Loan, 7.058%, (US0003M + 4.750%), 10/15/2025	874,405	0.0
2,673,300	Starfruit Finco B.V 2018 USD Term Loan B, 5.292%, (US0001M + 3.250%), 10/01/2025	2,624,010	0.1
1,584,780	Tronox Finance LLC Term Loan B, 4.817%, (US0001M + 2.750%), 09/23/2024	1,586,562	0.1
		9,889,128	0.4
	Clothing/Textiles: 0.0%
1,239,294	Varsity Brands, Inc. 2017 Term Loan B, 5.544%, (US0001M + 3.500%), 12/15/2024	1,191,271	0.0
	Consumer, Cyclical: 0.1%
1,482,587	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 5.612%, (US0001M + 3.500%), 05/30/2025	1,433,785	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Containers & Glass Products: 0.6%
897,494	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 5.524%, (US0006M + 3.000%), 04/22/2024	$878,422	0.0
1,660,000	Berry Global, Inc. USD Term Loan U, 4.549%, (US0001M + 2.500%), 07/01/2026	1,669,904	0.1
1,285,343	BWAY Holding Company 2017 Term Loan B, 5.590%, (US0003M + 3.250%), 04/03/2024	1,260,975	0.1
1,405,000	Charter NEX US, Inc. Incremental Term Loan, 5.554%, (US0001M + 3.500%), 05/16/2024	1,408,220	0.1
873,436	Flex Acquisition Company, Inc. 1st Lien Term Loan, 5.319%, (US0003M + 3.000%), 12/29/2023	841,618	0.0
1,018,888	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 5.569%, (US0003M + 3.250%), 06/29/2025	983,227	0.1
397,244	Pelican Products, Inc. 2018 1st Lien Term Loan, 5.539%, (US0001M + 3.500%), 05/01/2025	381,851	0.0
644,591	Plastipak Packaging, Inc. 2018 Term Loan B, 4.940%, (US0001M + 2.500%), 10/14/2024	637,500	0.0
3,477,279	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.794%, (US0001M + 2.750%), 02/05/2023	3,486,786	0.2
892,764	Ring Container Technologies Group, LLC 1st Lien Term Loan, 4.794%, (US0001M + 2.750%), 10/31/2024	886,811	0.0
792,020	Tricorbraun Holdings Inc First Lien Term Loan, 5.864%, (US0003M + 3.750%), 11/30/2023	772,220	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Containers & Glass Products (continued)
791,734	Trident TPI Holdings, Inc. 2017 USD Term Loan B1, 5.294%, (US0001M + 3.250%), 10/17/2024	$766,333	0.0
		13,973,867	0.6
	Cosmetics/Toiletries: 0.0%
148,875	Anastasia Parent, LLC 2018 Term Loan B, 5.794%, (US0001M + 3.750%), 08/11/2025	123,566	0.0
720,915	Wellness Merger Sub, Inc. 1st Lien Term Loan, 6.374%, (US0003M + 4.250%), 06/30/2024	718,812	0.0
		842,378	0.0
	Drugs: 0.1%
477,242	Alvogen Pharma US, Inc. 2018 Term Loan B, 6.790%, (US0001M + 4.750%), 04/02/2022	431,904	0.0
1,315,408	Amneal Pharmaceuticals LLC 2018 Term Loan B, 5.563%, (US0001M + 3.500%), 05/04/2025	1,130,155	0.1
1,141,667	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 6.296%, (US0001M + 4.250%), 04/29/2024	1,041,200	0.0
1,038,362	Horizon Pharma, Inc. 2019 Term Loan B, 4.625%, (US0001M + 2.500%), 05/22/2026	1,043,554	0.0
		3,646,813	0.1
	Ecological Services & Equipment: 0.1%
1,374,630	GFL Environmental Inc. 2018 USD Term Loan B, 5.044%, (US0001M + 3.000%), 05/30/2025	1,364,320	0.1
241,974	Gopher Resource, LLC 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 03/06/2025	238,546	0.0
		1,602,866	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical: 2.1%
423,299	ABC Financial Services, Inc. 1st Lien Term Loan, 6.278%, (US0001M + 4.250%), 01/02/2025	$421,711	0.0
1,541,209	Barracuda Networks, Inc. 1st Lien Term Loan, 5.398%, (US0003M + 3.250%), 02/12/2025	1,544,484	0.1
1,702,073	BMC Software Finance, Inc. 2018 USD Term Loan B, 6.294%, (US0001M + 4.250%), 10/02/2025	1,641,835	0.1
646,986	Brave Parent Holdings, Inc. 1st Lien Term Loan, 6.256%, (US0003M + 4.000%), 04/18/2025	622,454	0.0
754,444	Carbonite, Inc Term Loan B, 6.006%, (US0001M + 3.750%), 03/26/2026	756,174	0.0
683,613	Cohu, Inc. 2018 Term Loan B, 5.200%, (US0006M + 3.000%), 10/01/2025	649,432	0.0
1,147,997	Compuware Corporation 2018 Term Loan B, 6.044%, (US0001M + 4.000%), 08/22/2025	1,155,889	0.1
863,818	Dynatrace LLC 2018 1st Lien Term Loan, 4.794%, (US0001M + 2.750%), 08/22/2025	868,137	0.0
149,250	EagleView Technology Corporation 2018 Add On Term Loan B, 5.544%, (US0003M + 3.500%), 08/14/2025	145,146	0.0
397,870	Electrical Components International, Inc. 2018 1st Lien Term Loan, 6.355%, (US0003M + 4.250%), 06/26/2025	366,041	0.0
1,634,825	Epicor Software Corporation 1st Lien Term Loan, 5.300%, (US0001M + 3.250%), 06/01/2022	1,637,038	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
409,241	Exact Merger Sub LLC 1st Lien Term Loan, 6.354%, (US0003M + 4.250%), 09/27/2024	$408,601	0.0
895,000	GlobalFoundries Inc USD Term Loan B, 6.125%, (US0001M + 4.000%), 06/05/2026	872,625	0.0
1,062,981	Greeneden U.S. Holdings II, LLC 2018 USD Term Loan B, 5.294%, (US0001M + 3.250%), 12/01/2023	1,058,597	0.1
250,000	Hyland Software, Inc. 2017 2nd Lien Term Loan, 9.044%, (US0001M + 7.000%), 07/07/2025	251,640	0.0
1,680,871	Hyland Software, Inc. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 07/01/2024	1,682,823	0.1
1,220,000	Imperva, Inc. 1st Lien Term Loan, 6.303%, (US0003M + 4.000%), 01/12/2026	1,189,500	0.1
110,000	Imperva, Inc. 2nd Lien Term Loan, 9.930%, (US0001M + 7.750%), 01/10/2027	104,500	0.0
2,145,874	Infor (US), Inc. Term Loan B6, 5.189%, (US0001M + 2.750%), 02/01/2022	2,150,970	0.1
1,183,116	Informatica Corporation 2018 USD Term Loan, 5.294%, (US0001M + 3.250%), 08/05/2022	1,189,400	0.1
1,054,853	Kronos Incorporated 2017 Term Loan B, 5.253%, (US0003M + 3.000%), 11/01/2023	1,058,067	0.1
149,250	Lumentum Holdings 2018 1st Lien Term Loan, 4.544%, (US0001M + 2.500%), 12/10/2025	149,996	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
241,509	MA FinanceCo., LLC USD Term Loan B3, 4.544%, (US0001M + 2.500%), 06/21/2024	$239,094	0.0
2,903,042	McAfee, LLC 2018 USD Term Loan B, 5.794%, (US0001M + 3.750%), 09/30/2024	2,912,373	0.1
2,388,559	MH Sub I, LLC 2017 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 09/13/2024	2,373,879	0.1
400,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 9.544%, (US0001M + 7.500%), 09/15/2025	403,000	0.0
148,875	Navex TopCo, Inc. 2018 1st Lien Term Loan, 5.380%, (US0003M + 3.250%), 09/05/2025	147,665	0.0
100,000	Navex TopCo, Inc. 2018 2nd Lien Term Loan, 9.130%, (US0003M + 7.000%), 09/05/2026	99,250	0.0
646,460	Optiv Security, Inc. 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 02/01/2024	502,623	0.0
865,000	Project Boost Purchaser, LLC 2019 Term Loan B, 5.544%, (US0001M + 3.500%), 06/01/2026	860,540	0.0
674,125	Project Leopard Holdings, Inc. 2019 Term Loan, 6.450%, (US0001M + 4.250%), 07/07/2023	675,178	0.0
1,560,712	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 6.506%, (US0003M + 4.250%), 05/16/2025	1,544,715	0.1
115,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 10.506%, (US0003M + 8.250%), 05/16/2026	113,275	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
1,785,143	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 5.287%, (US0003M + 3.000%), 11/03/2023	$1,641,216	0.1
745,273	Riverbed Technology, Inc. 2016 Term Loan, 5.300%, (US0001M + 3.250%), 04/24/2022	618,577	0.0
90,000	Rocket Software, Inc. 2018 2nd Lien Term Loan, 10.294%, (US0001M + 8.250%), 11/27/2026	83,100	0.0
827,925	Rocket Software, Inc. 2018 Term Loan, 6.294%, (US0001M + 4.250%), 11/28/2025	778,767	0.0
369,466	Rovi Solutions Corporation Term Loan B, 4.550%, (US0001M + 2.500%), 07/02/2021	368,428	0.0
1,887,581	RP Crown Parent LLC Term Loan B, 4.804%, (US0003M + 2.750%), 10/12/2023	1,891,111	0.1
1,630,973	Seattle Spinco, Inc. USD Term Loan B3, 4.544%, (US0001M + 2.500%), 06/21/2024	1,613,983	0.1
1,047,250	Severin Acquisition, LLC 2018 Term Loan B, 5.459%, (US0003M + 3.250%), 08/01/2025	1,032,850	0.1
955,000	Sirius Computer Solutions, Inc. 2019 Term Loan B, 6.354%, (US0003M + 4.250%), 07/01/2026	958,581	0.0
394,813	SkillSoft Corporation 1st Lien Term Loan, 6.946%, (US0006M + 4.750%), 04/28/2021	319,470	0.0
3,010,185	SolarWinds Holdings, Inc. 2018 Term Loan B, 4.794%, (US0001M + 2.750%), 02/05/2024	3,017,292	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
637,694	SonicWall US Holdings Inc. 1st Lien Term Loan, 5.636%, (US0003M + 3.500%), 05/16/2025	$620,688	0.0
100,000	SonicWall US Holdings Inc. 2nd Lien Term Loan, 9.636%, (US0003M + 7.500%), 05/18/2026	88,500	0.0
128,900	SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 4.294%, (US0001M + 2.250%), 04/16/2025	129,599	0.0
190,752	SS&C Technologies Inc. 2018 Term Loan B3, 4.294%, (US0001M + 2.250%), 04/16/2025	191,785	0.0
955,000	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 7.104%, (US0003M + 5.000%), 05/29/2026	866,961	0.0
646,750	TriTech Software Systems 2018 Term Loan B, 5.794%, (US0001M + 3.750%), 08/29/2025	607,945	0.0
424,292	TTM Technologies, Inc. 2017 Term Loan, 4.600%, (US0001M + 2.500%), 09/28/2024	425,287	0.0
2,365,000	Ultimate Software Group Inc(The) Term Loan B, 5.794%, (US0001M + 3.750%), 05/04/2026	2,380,077	0.1
1,661,774	Veritas Bermuda Ltd. USD Repriced Term Loan B, 6.553%, (US0001M + 4.500%), 01/27/2023	1,573,838	0.1
1,125,722	Vertafore, Inc. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 07/02/2025	1,096,805	0.1
350,000	Vertafore, Inc. 2018 2nd Lien Term Loan, 9.294%, (US0001M + 7.250%), 07/02/2026	345,406	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
73,181	Web.com Group, Inc. 2018 2nd Lien Term Loan, 9.778%, (US0001M + 7.750%), 10/09/2026	$71,534	0.0
390,845	Web.com Group, Inc. 2018 Term Loan B, 5.778%, (US0001M + 3.750%), 10/10/2025	384,494	0.0
621,313	Xperi Corporation 2018 Term Loan B1, 4.544%, (US0001M + 2.500%), 12/01/2023	615,359	0.0
		51,518,305	2.1
	Financial: 0.0%
181,000	Blucora, Inc. 2017 Term Loan B, 5.087%, (US0002M + 3.000%), 05/22/2024	181,566	0.0
	Financial Intermediaries: 0.3%
1,642,858	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 06/15/2025	1,640,119	0.1
165,000	Blackstone Mortgage Trust, Inc. Term Loan B, 4.544%, (US0001M + 2.500%), 04/23/2026	165,926	0.0
945,366	DTZ U.S. Borrower LLC 2018 Add On Term Loan B, 5.294%, (US0001M + 3.250%), 08/21/2025	949,497	0.0
100,000	Edelman Financial Center, LLC 2018 2nd Lien Term Loan, 8.807%, (US0001M + 6.750%), 07/20/2026	100,458	0.0
2,912,270	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 5.307%, (US0001M + 3.250%), 07/21/2025	2,920,850	0.1
282,508	Focus Financial Partners, LLC 2018 Incremental Term Loan, 4.546%, (US0001M + 2.500%), 07/03/2024	284,127	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial Intermediaries (continued)
194,312	Priority Payment Systems LLC Term Loan, 7.050%, (US0001M + 5.000%), 01/03/2023	$190,912	0.0
260,000	VFH Parent LLC 2019 Term Loan B, 5.585%, (US0003M + 3.500%), 03/01/2026	260,840	0.0
1,013,432	Victory Capital Holdings, Inc. 2019 Term Loan B, 5.569%, (US0003M + 3.250%), 07/01/2026	1,019,290	0.1
		7,532,019	0.3
	Food Products: 0.2%
562,175	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 5.792%, (US0001M + 3.750%), 10/01/2025	564,986	0.0
100,000	8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 9.792%, (US0001M + 7.750%), 10/01/2026	99,750	0.0
147,375	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.841%, (US0003M + 3.500%), 07/07/2024	147,743	0.0
150,000	B&G Foods, Inc. 2019 Term Loan B, 4.585%, (US0003M + 2.500%), 09/17/2026	150,844	0.0
1,397,870	CHG PPC Parent LLC 2018 Term Loan B, 4.794%, (US0001M + 2.750%), 03/31/2025	1,399,618	0.1
1,805,970	IRB Holding Corp 1st Lien Term Loan, 5.550%, (US0003M + 3.250%), 02/05/2025	1,799,950	0.1
132,999	JBS USA Lux S.A. 2019 Term Loan B, 4.589%, (US0001M + 2.500%), 05/01/2026	133,817	0.0
553,496	NPC International, Inc. 1st Lien Term Loan, 5.544%, (US0001M + 3.500%), 04/19/2024	359,081	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food Products (continued)
1,297,000	Sigma Bidco B.V. 2018 USD Term Loan B, 5.320%, (US0003M + 3.000%), 07/02/2025	$1,294,298	0.0
		5,950,087	0.2
	Food Service: 0.2%
413,963	Carrols Restaurant Group, Inc. Term Loan B, 5.310%, (US0001M + 3.250%), 04/30/2026	402,837	0.0
112,123	Dhanani Group Inc. 2018 Term Loan B, 5.794%, (US0001M + 3.750%), 07/20/2025	103,153	0.0
144,631	Fogo De Chao, Inc. 2018 Add On Term Loan, 6.294%, (US0001M + 4.250%), 04/07/2025	145,264	0.0
2,999,566	Golden Nugget, Inc. 2017 Incremental Term Loan B, 4.800%, (US0001M + 2.750%), 10/04/2023	2,998,315	0.1
913,287	Hearthside Food Solutions, LLC 2018 Term Loan B, 5.731%, (US0001M + 3.688%), 05/23/2025	861,534	0.1
790,000	US Foods, Inc. 2019 Term Loan B, 4.050%, (US0001M + 2.000%), 09/13/2026	794,135	0.0
		5,305,238	0.2
	Food/Drug Retailers: 0.2%
1,702,578	Albertsons, LLC 2019 Term Loan B7, 4.794%, (US0001M + 2.750%), 11/17/2025	1,715,214	0.1
323,933	Albertsons, LLC 2019 Term Loan B8, 4.794%, (US0001M + 2.750%), 08/17/2026	326,302	0.0
1,145,608	EG Finco Limited 2018 USD Term Loan, 6.104%, (US0003M + 4.000%), 02/07/2025	1,134,690	0.1
148,125	EG Group Limited 2018 USD Term Loan B, 6.104%, (US0003M + 4.000%), 02/07/2025	146,713	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food/Drug Retailers (continued)
146,250	Moran Foods LLC Term Loan, 8.104%, (US0003M + 6.000%), 12/05/2023	$61,425	0.0
986,300	United Natural Foods, Inc. Term Loan B, 6.294%, (US0001M + 4.250%), 10/22/2025	826,643	0.0
		4,210,987	0.2
	Forest Products: 0.0%
325,000	LABL, Inc. 2019 USD Term Loan, 6.600%, (US0001M + 4.500%), 07/01/2026	326,706	0.0
	Health Care: 1.6%
149,250	Accelerated Health Systems, LLC Term Loan B, 5.542%, (US0001M + 3.500%), 10/31/2025	149,623	0.0
1,423,187	ADMI Corp. 2018 Term Loan B, 4.794%, (US0001M + 2.750%), 04/30/2025	1,411,624	0.1
399,000	Agiliti Health, Inc Term Loan, 5.125%, (US0001M + 3.000%), 01/04/2026	399,000	0.0
147,000	Air Methods Corporation 2017 Term Loan B, 5.604%, (US0003M + 3.500%), 04/21/2024	120,320	0.0
2,107,225	Athenahealth, Inc. 2019 Term Loan B, 6.681%, (US0003M + 4.500%), 02/11/2026	2,098,885	0.1
641,028	ATI Holdings Acquisition, Inc. 2016 Term Loan, 5.554%, (US0001M + 3.500%), 05/10/2023	635,285	0.0
1,966,325	Auris Luxembourg III S.a.r.l. 2019 USD Term Loan B, 5.794%, (US0001M + 3.750%), 02/27/2026	1,954,036	0.1
2,552,847	Bausch Health Companies, Inc. 2018 Term Loan B, 5.039%, (US0001M + 3.000%), 06/02/2025	2,566,068	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
2,198,395	Change Healthcare Holdings LLC 2017 Term Loan B, 4.544%, (US0001M + 2.500%), 03/01/2024	$2,190,665	0.1
1,049,796	CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 5.044%, (US0001M + 3.000%), 06/07/2023	1,049,665	0.0
1,864,046	Concentra Inc. 2018 1st Lien Term Loan, 4.540%, (US0003M + 2.500%), 06/01/2022	1,873,367	0.1
787,766	DaVita, Inc. 2019 Term Loan B, 4.294%, (US0001M + 2.250%), 08/12/2026	793,072	0.0
648,608	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 5.796%, (US0001M + 3.750%), 06/06/2025	639,082	0.0
248,447	Diplomat Pharmacy, Inc. 2017 Term Loan B, 6.550%, (US0001M + 4.500%), 12/20/2024	233,126	0.0
480,000	Emerald TopCo Inc Term Loan, 5.544%, (US0001M + 3.500%), 07/24/2026	478,950	0.0
2,494,345	Envision Healthcare Corporation 2018 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 10/10/2025	2,041,205	0.1
1,390,181	ExamWorks Group, Inc. 2017 Term Loan, 5.294%, (US0001M + 3.250%), 07/27/2023	1,397,422	0.1
544,867	Global Medical Response, Inc. 2017 Term Loan B2, 6.294%, (US0001M + 4.250%), 03/14/2025	511,494	0.0
791,130	Global Medical Response, Inc. 2018 Term Loan B1, 5.307%, (US0001M + 3.250%), 04/28/2022	742,476	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
639,594	GoodRx, Inc. 1st Lien Term Loan, 4.807%, (US0001M + 2.750%), 10/10/2025	$640,660	0.0
1,148,500	Inovalon Holdings, Inc. 2018 Term Loan B, 5.563%, (US0001M + 3.500%), 04/02/2025	1,156,575	0.1
2,595,093	Jaguar Holding Company II 2018 Term Loan, 4.544%, (US0001M + 2.500%), 08/18/2022	2,600,608	0.1
1,739,880	Kinetic Concepts, Inc. 2017 USD Term Loan B, 7.250%, (PRIME + 2.250%), 02/02/2024	1,746,133	0.1
849,168	MPH Acquisition Holdings LLC 2016 Term Loan B, 4.854%, (US0003M + 2.750%), 06/07/2023	810,601	0.0
244,217	nThrive, Inc. 2016 1st Lien Term Loan, 6.544%, (US0001M + 4.500%), 10/20/2022	223,051	0.0
2,126,123	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 5.563%, (US0003M + 3.250%), 06/30/2025	2,062,339	0.1
800,000	Phoenix Guarantor Inc Term Loan B, 6.567%, (US0001M + 4.500%), 03/05/2026	802,750	0.0
985,673	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 6.554%, (US0001M + 4.500%), 11/17/2025	987,675	0.0
1,142,230	Select Medical Corporation 2017 Term Loan B, 4.580%, (US0003M + 2.500%), 03/06/2025	1,144,015	0.0
161,288	Sotera Health Holdings, LLC 2017 Term Loan, 5.044%, (US0001M + 3.000%), 05/15/2022	159,624	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
2,141,690	Surgery Center Holdings, Inc. 2017 Term Loan B, 5.300%, (US0001M + 3.250%), 09/02/2024	$2,098,856	0.1
146,625	Team Health Holdings, Inc. 1st Lien Term Loan, 4.794%, (US0001M + 2.750%), 02/06/2024	121,454	0.0
396,364	Tecomet Inc. 2017 Repriced Term Loan, 5.278%, (US0001M + 3.250%), 05/01/2024	394,795	0.0
1,643,839	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 5.044%, (US0001M + 3.000%), 06/23/2024	1,610,449	0.1
189,525	Vizient, Inc. 2019 Term Loan B5, 4.544%, (US0001M + 2.500%), 05/06/2026	190,611	0.0
1,293,345	Wink Holdco, Inc 1st Lien Term Loan B, 5.044%, (US0001M + 3.000%), 12/02/2024	1,274,348	0.1
		39,309,909	1.6
	Home Furnishings: 0.1%
498,738	Hillman Group Inc. (The) 2018 Term Loan B, 6.044%, (US0001M + 4.000%), 05/31/2025	484,711	0.0
0	Prime Security Services Borrower, LLC 2016 1st Lien Term Loan, 4.862%, (US0001M + 2.750%), 05/02/2022	—	—
865,000	Prime Security Services Borrower, LLC 2019 Term Loan B1, 5.335%, (US0003M + 3.250%), 09/23/2026	856,195	0.1
		1,340,906	0.1
	Industrial: 0.1%
2,146,108	NCI Building Systems, Inc. 2018 Term Loan, 5.789%, (US0001M + 3.750%), 04/12/2025	2,104,081	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Industrial Equipment: 0.3%
398,000	AI Alpine AT Bidco GmbH 2018 USD Term Loan B, 4.863%, (US0003M + 2.750%), 10/31/2025	$389,543	0.0
605,000	APi Group DE, Inc. Term Loan B, 4.585%, (US0003M + 2.500%), 09/25/2026	601,975	0.0
419,019	Cortes NP Acquisition Corporation 2017 Term Loan B, 6.044%, (US0001M + 4.000%), 11/30/2023	399,291	0.0
398,623	CPM Holdings, Inc. 2018 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 11/15/2025	392,893	0.0
711,898	EWT Holdings III Corp. 2017 Repriced Term Loan, 5.044%, (US0001M + 3.000%), 12/20/2024	715,457	0.0
1,723,145	Filtration Group Corporation 2018 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 03/29/2025	1,729,428	0.1
1,258,048	Gardner Denver, Inc. 2017 USD Term Loan B, 4.794%, (US0001M + 2.750%), 07/30/2024	1,263,269	0.1
695,000	Granite Holdings US Acquisition Co. Term Loan B, 7.335%, (US0003M + 5.250%), 09/19/2026	679,362	0.0
698,073	Kenan Advantage Group, Inc. 2015 Term Loan, 5.044%, (US0001M + 3.000%), 07/31/2022	669,859	0.1
177,711	Kenan Advantage Group, Inc. CAD Term Loan B, 5.044%, (US0001M + 3.000%), 07/31/2022	170,528	0.0
396,866	Safe Fleet Holdings LLC 2018 1st Lien Term Loan, 5.040%, (US0001M + 3.000%), 02/01/2025	386,696	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Industrial Equipment (continued)
148,500	Shape Technologies Group, Inc. Term Loan, 5.259%, (US0003M + 3.000%), 04/21/2025	$136,620	0.0
		7,534,921	0.3
	Insurance: 0.9%
648,375	Achilles Acquisition LLC 2018 Term Loan, 6.063%, (US0001M + 4.000%), 10/13/2025	649,591	0.0
3,228,899	Acrisure, LLC 2017 Term Loan B, 6.354%, (US0003M + 4.250%), 11/22/2023	3,222,845	0.1
398,247	Alera Group Holdings, Inc. 2018 Term Loan B, 6.544%, (US0001M + 4.500%), 07/25/2025	401,732	0.0
2,059,280	Alliant Holdings Intermediate, LLC 2018 Term Loan B, 5.054%, (US0003M + 3.000%), 05/09/2025	2,026,031	0.1
1,641,000	AmWINS Group, Inc. 2017 Term Loan B, 4.796%, (US0001M + 2.750%), 01/25/2024	1,643,736	0.1
1,289,184	Applied Systems, Inc. 2017 1st Lien Term Loan, 5.104%, (US0003M + 3.000%), 09/19/2024	1,289,069	0.0
150,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 9.104%, (US0003M + 7.000%), 09/19/2025	152,156	0.0
149,250	Aretec Group, Inc. 2018 Term Loan, 6.294%, (US0001M + 4.250%), 10/01/2025	144,399	0.0
1,848,869	AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan, 5.544%, (US0001M + 3.500%), 10/22/2024	1,843,476	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Insurance (continued)
1,640,025	CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.800%, (US0001M + 2.750%), 04/26/2024	$1,635,925	0.1
150,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 8.794%, (US0001M + 6.750%), 04/27/2025	151,563	0.0
2,449,131	Hub International Limited 2018 Term Loan B, 5.267%, (US0003M + 3.000%), 04/25/2025	2,425,404	0.1
2,097,653	NFP Corp. Term Loan B, 5.044%, (US0001M + 3.000%), 01/08/2024	2,064,352	0.1
3,086,395	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 5.294%, (US0001M + 3.250%), 12/31/2025	3,042,414	0.1
2,389,165	USI, Inc. 2017 Repriced Term Loan, 5.104%, (US0003M + 3.000%), 05/16/2024	2,351,337	0.1
		23,044,030	0.9
	Leisure Good/Activities/Movies: 0.6%
23,277	Airxcel, Inc. 2018 1st Lien Term Loan, 6.544%, (US0001M + 4.500%), 04/28/2025	22,433	0.0
1,701,988	AMC Entertainment Holdings Inc. 2019 Term Loan B, 5.230%, (US0006M + 3.000%), 04/22/2026	1,711,561	0.1
1,258,140	Bombardier Recreational Products, Inc. 2019 Incremental Term Loan B2, 4.544%, (US0001M + 2.500%), 05/23/2025	1,266,528	0.1
1,046,890	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 4.854%, (US0003M + 2.750%), 09/18/2024	936,182	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Leisure Good/Activities/ Movies (continued)
502,332	Crown Finance US, Inc. 2018 USD Term Loan, 4.294%, (US0001M + 2.250%), 02/28/2025	$499,757	0.0
430,000	Crown Finance US, Inc. 2019 Incremental Term Loan, 4.835%, (US0003M + 2.750%), 09/20/2026	429,033	0.0
250,000	Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan, 4.544%, (US0001M + 2.500%), 02/01/2024	247,499	0.0
1,137,812	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 03/08/2024	1,140,088	0.0
1,819,303	Fitness International, LLC 2018 Term Loan B, 5.294%, (US0001M + 3.250%), 04/18/2025	1,824,988	0.1
543,496	GVC Holdings PLC 2018 USD Term Loan B2, 4.446%, (US0006M + 2.250%), 03/29/2024	545,025	0.0
1,246,212	Intrawest Resorts Holdings, Inc. Term Loan B1, 5.044%, (US0001M + 3.000%), 07/31/2024	1,249,328	0.1
1,145,122	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 5.540%, (US0001M + 3.500%), 07/03/2024	1,150,847	0.1
1,735,674	Life Time, Inc. 2017 Term Loan B, 4.874%, (US0003M + 2.750%), 06/10/2022	1,738,748	0.1
159,200	NEP/NCP Holdco, Inc. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 10/20/2025	156,663	0.0
120,000	NEP/NCP Holdco, Inc. 2018 2nd Lien Term Loan, 9.044%, (US0001M + 7.000%), 10/19/2026	117,600	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Leisure Good/Activities/ Movies (continued)
538,290	SRAM, LLC 2018 Term Loan B, 4.836%, (US0001M + 2.750%), 03/15/2024	$540,295	0.0
489,273	Thor Industries, Inc. USD Term Loan B, 5.875%, (US0001M + 3.750%), 02/01/2026	478,264	0.0
649,250	WeddingWire, Inc. 1st Lien Term Loan, 6.546%, (US0001M + 4.500%), 12/19/2025	650,045	0.0
100,000	WeddingWire, Inc. 2nd Lien Term Loan, 10.294%, (US0001M + 8.250%), 12/21/2026	99,000	0.0
130,000	Winnebago Industries, Inc. 2017 Term Loan, 5.588%, (US0001M + 3.500%), 11/08/2023	129,187	0.0
247,500	Zodiac Pool Solutions LLC 2018 Term Loan B, 4.294%, (US0001M + 2.250%), 07/02/2025	248,157	0.0
		15,181,228	0.6
	Lodging & Casinos: 0.7%
3,705,923	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 4.794%, (US0001M + 2.750%), 12/22/2024	3,686,400	0.1
1,517,482	Everi Payments Inc. Term Loan B, 5.044%, (US0001M + 3.000%), 05/09/2024	1,521,134	0.1
1,380,899	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 5.060%, (US0001M + 3.000%), 10/21/2024	1,386,906	0.1
2,430,000	PCI Gaming Authority Term Loan, 5.044%, (US0001M + 3.000%), 05/29/2026	2,445,795	0.1
3,342,591	Scientific Games International, Inc. 2018 Term Loan B5, 4.876%, (US0002M + 2.750%), 08/14/2024	3,319,314	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Lodging & Casinos (continued)
3,292,885	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 5.604%, (US0003M + 3.500%), 07/10/2025	$3,310,110	0.1
1,788,562	Station Casinos LLC 2016 Term Loan B, 4.550%, (US0001M + 2.500%), 06/08/2023	1,797,809	0.1
		17,467,468	0.7
	Nonferrous Metals/Minerals: 0.1%
2,455,839	Covia Holdings Corporation Term Loan, 6.313%, (US0003M + 4.000%), 06/01/2025	2,011,946	0.1
825,614	U.S. Silica Company 2018 Term Loan B, 6.063%, (US0001M + 4.000%), 05/01/2025	783,094	0.0
		2,795,040	0.1
	Oil & Gas: 0.2%
148,500	Brazos Delaware II, LLC Term Loan B, 6.046%, (US0001M + 4.000%), 05/21/2025	137,362	0.0
390,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 8.794%, (US0001M + 6.750%), 10/29/2025	243,750	0.0
731,981	Grizzly Acquisitions Inc. 2018 Term Loan B, 5.569%, (US0003M + 3.250%), 10/01/2025	724,661	0.1
950,000	Lower Cadence Holdings LLC Term Loan B, 6.054%, (US0001M + 4.000%), 05/22/2026	926,844	0.1
530,000	Lucid Energy Group II LLC Incremental Term Loan B2, 5.046%, (US0001M + 3.000%), 02/17/2025	503,059	0.0
896,866	McDermott Technology Americas Inc 2018 1st Lien Term Loan, 7.104%, (US0003M + 5.000%), 05/09/2025	573,495	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Oil & Gas (continued)
149,250	Moda Ingleside Energy Center, LLC 2018 Term Loan B, 5.296%, (US0001M + 3.250%), 09/29/2025	$149,437	0.0
365,407	Navitas Midstream Midland Basin, LLC Term Loan B, 6.544%, (US0001M + 4.500%), 12/13/2024	345,309	0.0
365,000	UGI Energy Services, LLC Term Loan B, 5.794%, (US0001M + 3.750%), 08/13/2026	368,194	0.0
		3,972,111	0.2
	Publishing: 0.1%
2,164,873	Meredith Corporation 2018 Term Loan B, 4.794%, (US0001M + 2.750%), 01/31/2025	2,170,865	0.1
	Radio & Television: 0.5%
1,299,870	A-L Parent LLC 2016 1st Lien Term Loan, 5.300%, (US0001M + 3.250%), 12/01/2023	1,307,182	0.1
635,000	Clear Channel Outdoor Holdings, Inc. Term Loan B, 5.544%, (US0001M + 3.500%), 08/21/2026	637,722	0.0
1,000,000	Cumulus Media New Holdings Inc. Exit Term Loan, 6.620%, (US0001M + 4.500%), 05/15/2022	1,002,500	0.0
290,000	Cumulus Media New Holdings Inc. Term Loan B, 5.835%, (US0003M + 3.750%), 03/17/2026	291,148	0.0
1,410,000	Diamond Sports Group, LLC Term Loan, 5.300%, (US0001M + 3.250%), 08/24/2026	1,419,474	0.1
1,511,078	Entercom Media Corp. 2017 Term Loan B, 4.804%, (US0001M + 2.750%), 11/18/2024	1,514,289	0.1
699,508	NASCAR Holdings, Inc Term Loan B, 4.888%, (US0003M + 2.750%), 07/27/2026	705,355	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Radio & Television (continued)
2,484,540	Nexstar Broadcasting, Inc. 2019 Term Loan B4, 4.807%, (US0003M + 2.750%), 09/18/2026	$2,499,810	0.1
1,293,774	Sinclair Television Group Inc. Term Loan B2B, 4.540%, (US0001M + 2.500%), 09/30/2026	1,301,457	0.0
1,749,451	Univision Communications Inc. Term Loan C5, 4.794%, (US0001M + 2.750%), 03/15/2024	1,703,214	0.1
		12,382,151	0.5
	Retailers (Except Food & Drug): 0.3%
247,116	Academy, Ltd. 2015 Term Loan B, 6.100%, (US0001M + 4.000%), 07/01/2022	173,805	0.0
1,042,959	Bass Pro Group, LLC Term Loan B, 7.044%, (US0001M + 5.000%), 09/25/2024	1,006,618	0.0
216,044	Belk, Inc. TL B 1L, 6.803%, (US0002M + 4.750%), 12/12/2022	159,873	0.0
1,636,067	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 4.786%, (US0001M + 2.750%), 02/03/2024	1,642,667	0.1
1,889,090	Harbor Freight Tools USA, Inc. 2018 Term Loan B, 4.544%, (US0001M + 2.500%), 08/18/2023	1,840,289	0.1
856,797	Jo-Ann Stores, Inc. 2016 Term Loan, 7.252%, (US0003M + 5.000%), 10/20/2023	599,044	0.0
99,488	Jo-Ann Stores, Inc. 2018 2nd Lien Term Loan, 11.509%, (US0003M + 9.250%), 05/21/2024	32,333	0.0
1,087,579	Leslies Poolmart, Inc. 2016 Term Loan, 5.544%, (US0001M + 3.500%), 08/16/2023	1,038,185	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Retailers (Except Food & Drug) (continued)
1,374,350	Mens Wearhouse, Inc. (The) 2018 Term Loan, 5.350%, (US0001M + 3.250%), 04/09/2025	$1,168,197	0.1
241,250	Petco Animal Supplies, Inc. 2017 Term Loan B, 5.506%, (US0003M + 3.250%), 01/26/2023	183,652	0.0
		7,844,663	0.3
	Steel: 0.1%
1,275,833	GrafTech Finance, Inc. 2018 Term Loan B, 5.544%, (US0001M + 3.500%), 02/12/2025	1,244,469	0.1
	Surface Transport: 0.1%
1,895,106	Navistar International Corporation 2017 1st Lien Term Loan B, 5.530%, (US0001M + 3.500%), 11/06/2024	1,892,132	0.1
793,236	PODS, LLC 2018 1st Lien Term Loan, 5.053%, (US0001M + 2.750%), 12/06/2024	792,905	0.0
796,975	Savage Enterprises LLC 2018 1st Lien Term Loan B, 6.040%, (US0001M + 4.000%), 08/01/2025	806,439	0.0
		3,491,476	0.1
	Technology: 0.1%
1,863,999	Almonde, Inc.-TL B 1L, 5.696%, (US0006M + 3.500%), 06/13/2024	1,817,065	0.1
	Telecommunications: 0.9%
542,231	Altice Financing SA USD 2017 1st Lien Term Loan, 4.807%, (US0001M + 2.750%), 01/31/2026	529,353	0.0
185,000	Asurion LLC 2017 2nd Lien Term Loan, 8.544%, (US0001M + 6.500%), 08/04/2025	188,160	0.0
205,454	Asurion LLC 2017 Term Loan B4, 5.044%, (US0001M + 3.000%), 08/04/2022	206,276	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
2,987,092	Asurion LLC 2018 Term Loan B6, 5.044%, (US0001M + 3.000%), 11/03/2023	$3,001,717	0.1
3,235,567	Asurion LLC 2018 Term Loan B7, 5.044%, (US0001M + 3.000%), 11/03/2024	3,249,723	0.2
933,362	Avaya, Inc. 2018 Term Loan B, 6.334%, (US0001M + 4.250%), 12/15/2024	888,638	0.0
3,640,002	CenturyLink, Inc. 2017 Term Loan B, 4.794%, (US0001M + 2.750%), 01/31/2025	3,619,906	0.2
1,810,000	CommScope, Inc. 2019 Term Loan B, 5.294%, (US0001M + 3.250%), 04/06/2026	1,806,968	0.1
1,244,908	Consolidated Communications, Inc. 2016 Term Loan B, 5.050%, (US0001M + 3.000%), 10/04/2023	1,195,112	0.1
1,289,806	Flexential Intermediate Corporation 2017 1st Lien Term Loan, 5.604%, (US0003M + 3.500%), 08/01/2024	1,116,084	0.1
678,547	Global Tel*Link Corporation 2018 1st Lien Term Loan, 6.294%, (US0001M + 4.250%), 11/29/2025	651,193	0.0
120,000	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 10.294%, (US0001M + 8.250%), 11/29/2026	114,900	0.0
1,244,345	GTT Communications, Inc. 2018 USD Term Loan B, 4.790%, (US0001M + 2.750%), 05/31/2025	1,005,240	0.0
470,000	Inmarsat Finance plc Term Loan B, 6.585%, (US0003M + 4.500%), 09/23/2026	463,342	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
695,884	Level 3 Financing Inc. 2017 Term Loan B, 4.294%, (US0001M + 2.250%), 02/22/2024	$697,914	0.0
306	MTN Infrastructure TopCo Inc 1st Lien Term Loan B, 5.044%, (US0001M + 3.000%), 11/15/2024	303	0.0
396,487	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.544%, (US0003M + 4.500%), 11/01/2024	355,104	0.0
647,241	Speedcast International Limited Term Loan B, 4.854%, (US0003M + 2.750%), 05/15/2025	556,627	0.0
1,042,918	Sprint Communications, Inc. 1st Lien Term Loan B, 4.563%, (US0001M + 2.500%), 02/02/2024	1,036,661	0.1
497,500	Sprint Communications, Inc. 2018 Term Loan B, 5.063%, (US0001M + 3.000%), 02/02/2024	497,185	0.0
		21,180,406	0.9
	Utilities: 0.2%
863,730	Calpine Construction Finance Company, L.P. 2017 Term Loan B, 4.544%, (US0001M + 2.500%), 01/15/2025	865,619	0.0
1,250,000	Calpine Corporation 2019 Term Loan B10, 4.544%, (US0001M + 2.500%), 08/12/2026	1,254,688	0.1
973,435	Edgewater Generation, L.L.C. Term Loan, 5.794%, (US0001M + 3.750%), 12/13/2025	963,701	0.1
349,859	Heritage Power LLC Term Loan B, 8.205%, (US0006M + 6.000%), 07/30/2026	342,862	0.0
377,627	LMBE-MC Holdco II LLC Term Loan B, 6.020%, (US0003M + 4.000%), 11/14/2025	378,099	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Utilities (continued)
748,089	Nautilus Power, LLC Term Loan B, 6.294%, (US0001M + 4.250%), 05/16/2024	$747,544	0.0
653,363	Sabre Industries, Inc. 2019 Term Loan B, 6.307%, (US0001M + 4.250%), 04/15/2026	656,629	0.0
		5,209,142	0.2
	Total Bank Loans (Cost $351,727,114)	347,223,457	14.0
CONVERTIBLE BONDS/NOTES: 0.0%
	Communications: 0.0%
200,000	Other Securities	183,741	0.0
	Total Convertible Bonds/Notes (Cost $197,825)	183,741	0.0

	Value	Percentage of Net Assets
PURCHASED OPTIONS(14): 0.1%
Total Purchased Options (Cost $1,834,689)	925,149	0.1
Total Long-Term Investments (Cost $2,370,782,455)	2,426,760,394	98.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.0%
		Repurchase Agreements: 0.3%
572,082	(15)	BNP Paribas S.A., Repurchase Agreement dated 09/30/19, 2.35%, due 10/01/19 (Repurchase Amount $572,119, collateralized by various U.S. Government Securities, 0.000%-4.625%, Market Value plus accrued interest $583,524, due 11/15/19-02/15/49)	572,082	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements (continued)
1,977,897	(15)	Citigroup, Inc., Repurchase Agreement dated 09/30/19, 2.32%, due 10/01/19 (Repurchase Amount $1,978,023, collateralized by various U.S. Government Agency Obligations, 2.500%-9.000%, Market Value plus accrued interest $2,017,456, due 06/01/24-10/01/49)	$1,977,897	0.1
1,977,897	(15)	Daiwa Capital Markets, Repurchase Agreement dated 09/30/19, 2.37%, due 10/01/19 (Repurchase Amount $1,978,025, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,017,455, due 11/21/19-10/01/49)	1,977,897	0.1
1,977,897	(15)	Guggenheim Securities LLC, Repurchase Agreement dated 09/30/19, 2.42%, due 10/01/19 (Repurchase Amount $1,978,028, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.500%-5.000%, Market Value plus accrued interest $2,017,455, due 08/15/22-06/20/69)	1,977,897	0.1
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements (continued)
1,977,897	(15)	Jefferies LLC, Repurchase Agreement dated 09/30/19, 2.45%, due 10/01/19 (Repurchase Amount $1,978,030, collateralized by various U.S. Government Agency Obligations, 0.000%-5.000%, Market Value plus accrued interest $2,017,455, due 10/02/19-11/20/48)	$1,977,897	0.0
			8,483,670	0.3
Shares			Value	Percentage of Net Assets
		Mutual Funds: 8.7%
13,555,064	(16)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.860%	13,555,064	0.5
202,035,000	(16)	Goldman Sachs Financial Square Government Fund-Institutional Shares, 1.840%	202,035,000	8.2
		Total Mutual Funds (Cost $215,590,064)	215,590,064	8.7
		Total Short-Term Investments (Cost $224,073,734)	224,073,734	9.0
		Total Investments in Securities (Cost $2,594,856,189)	$2,650,834,128	107.0
		Liabilities in Excess of Other Assets	(172,769,371)	(7.0)
		Net Assets	$2,478,064,757	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

(3)
The grouping contains securities on loan.

(4)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(5)
Variable rate security. Rate shown is the rate in effect as of September 30, 2019.

(6)
The grouping contains Level 3 securities.

(7)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of September 30, 2019.

(8)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(9)
Represents a zero coupon bond. Rate shown reflects the effective yield as of September 30, 2019.

(10)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(11)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(12)
Settlement is on a when-issued or delayed-delivery basis.

(13)
All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 10 for additional details.

(14)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(15)
Represents securities purchased with cash collateral received for securities on loan.

(16)
Rate shown is the 7-day yield as of September 30, 2019.

BRL
Brazilian Real

EUR
EU Euro

IDR
Indonesian Rupiah

PEN
Peruvian Nuevo Sol

RUB
Russian Ruble

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

PRIME
Federal Reserve Bank Prime Loan Rate

US0001M
1-month LIBOR

US0001W
1-week LIBOR

US0002M
2-month LIBOR

US0003M
3-month LIBOR

US0006M
6-month LIBOR

US0012M
12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2019
Asset Table
Investments, at fair value
Purchased Options	$—	$925,149	$—	$925,149
Corporate Bonds/Notes	—	331,845,672	—	331,845,672
Collateralized Mortgage Obligations	—	620,456,777	2,160,000	622,616,777
Bank Loans	—	347,223,457	—	347,223,457
Asset-Backed Securities	—	274,443,135	—	274,443,135
Commercial Mortgage-Backed Securities	—	479,786,959	—	479,786,959
U.S. Government Agency Obligations	—	199,769,704	—	199,769,704
Sovereign Bonds	—	73,121,854	—	73,121,854
Convertible Bonds/Notes	—	183,741	—	183,741
U.S. Treasury Obligations	—	96,843,946	—	96,843,946
Short-Term Investments	215,590,064	8,483,670	—	224,073,734
Total Investments, at fair value	$215,590,064	$2,433,084,064	$2,160,000	$2,650,834,128
Other Financial Instruments+
Centrally Cleared Swaps	—	2,013,557	—	2,013,557
Forward Foreign Currency Contracts	—	5,763,163	—	5,763,163
Forward Premium Swaptions	—	518,067	—	518,067
Futures	1,296,770	—	—	1,296,770
Total Assets	$216,886,834	$2,441,378,851	$2,160,000	$2,660,425,685

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2019
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(4,246,052)	$—	$(4,246,052)
Forward Foreign Currency Contracts	—	(5,411,552)	—	(5,411,552)
Futures	(429,971)	—	—	(429,971)
Written Options	—	(1,336,681)	—	(1,336,681)
Total Liabilities	$(429,971)	$(10,994,285)	$—	$(11,424,256)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At September 30, 2019, the following forward foreign currency contracts were outstanding for Voya Strategic Income Opportunities Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 3,419,869	COP 11,843,346,966	Barclays Bank PLC	11/08/19	$22,628
ZAR 180,127	USD 11,613	Barclays Bank PLC	11/08/19	220
MYR 131,109	USD 31,378	Barclays Bank PLC	11/08/19	(108)
USD 3,415,982	COP 11,843,346,966	Barclays Bank PLC	11/08/19	18,742
USD 20,729,245	AUD 30,225,239	BNP Paribas	10/25/19	310,631
USD 476,000	PLN 1,894,819	BNP Paribas	11/08/19	3,253
USD 6,691,650	PLN 26,309,667	BNP Paribas	11/08/19	127,527
COP 11,878,117,353	USD 3,488,232	BNP Paribas	11/08/19	(81,018)
COP 11,878,117,353	USD 3,487,797	BNP Paribas	11/08/19	(80,582)
CLP 2,399,916,821	USD 3,320,829	BNP Paribas	11/08/19	(26,915)
USD 238,000	RUB 16,097,178	BNP Paribas	11/08/19	(8,984)
USD 3,473,099	PEN 11,800,309	BNP Paribas	11/08/19	(22,916)
USD 2,148,384	CLP 1,527,756,138	BNP Paribas	11/08/19	51,520
BRL 12,735,433	USD 3,050,543	BNP Paribas	11/08/19	6,420
PLN 54,094,431	USD 13,783,958	BNP Paribas	11/08/19	(287,683)
USD 2,147,780	CLP 1,527,756,138	BNP Paribas	11/08/19	50,916
USD 28,522	PHP 1,499,125	BNP Paribas	11/08/19	(374)
USD 13,019,000	CHF 12,889,891	Brown Brothers Harriman & Co.	10/25/19	75,869
USD 70,613,971	CHF 69,435,212	Brown Brothers Harriman & Co.	10/25/19	891,963
CHF 15,394,831	USD 15,534,000	Brown Brothers Harriman & Co.	10/25/19	(75,582)
CHF 15,702,484	USD 15,968,000	Brown Brothers Harriman & Co.	10/25/19	(200,658)
USD 6,018,000	AUD 8,903,236	Brown Brothers Harriman & Co.	10/25/19	3,432
CHF 9,793,133	USD 9,920,000	Brown Brothers Harriman & Co.	10/25/19	(86,417)
GBP 15,240,099	USD 18,823,000	Brown Brothers Harriman & Co.	10/25/19	(65,357)
CAD 14,779,584	USD 11,147,000	Brown Brothers Harriman & Co.	10/25/19	12,929
USD 5,317,000	AUD 7,856,146	Brown Brothers Harriman & Co.	10/25/19	9,793
CAD 17,988,089	USD 13,581,000	Brown Brothers Harriman & Co.	10/25/19	1,641
EUR 4,165,256	USD 4,625,000	Brown Brothers Harriman & Co.	10/25/19	(76,430)
CHF 25,099,046	USD 25,196,000	Brown Brothers Harriman & Co.	10/25/19	140,213
USD 23,805,000	CAD 31,503,965	Brown Brothers Harriman & Co.	10/25/19	(34,660)
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 6,781,475	USD 8,388,000	Brown Brothers Harriman & Co.	10/25/19	(41,302)
USD 20,743,000	GBP 16,671,127	Brown Brothers Harriman & Co.	10/25/19	224,035
USD 5,101,000	EUR 4,623,658	Brown Brothers Harriman & Co.	10/25/19	51,842
NOK 83,304,395	USD 9,210,000	Brown Brothers Harriman & Co.	10/25/19	(49,175)
USD 14,463,000	CHF 14,314,031	Brown Brothers Harriman & Co.	10/25/19	89,846
USD 12,028,000	NOK 109,317,705	Brown Brothers Harriman & Co.	10/25/19	48,160
USD 13,550,000	GBP 10,796,718	Brown Brothers Harriman & Co.	10/25/19	261,307
USD 10,283,000	GBP 8,221,645	Brown Brothers Harriman & Co.	10/25/19	163,730
GBP 10,802,524	USD 13,493,000	Brown Brothers Harriman & Co.	10/25/19	(197,162)
GBP 6,830,106	USD 8,412,000	Brown Brothers Harriman & Co.	10/25/19	396
CHF 12,931,057	USD 13,105,000	Brown Brothers Harriman & Co.	10/25/19	(120,532)
EUR 1,222,200	USD 1,358,738	Brown Brothers Harriman & Co.	11/08/19	(22,678)
USD 8,991,000	NOK 80,422,490	Citibank N.A.	10/25/19	147,093
USD 8,781,000	NOK 78,650,012	Citibank N.A.	10/25/19	132,009
NOK 127,306,388	USD 14,071,000	Citibank N.A.	10/25/19	(71,361)
USD 4,418,000	AUD 6,537,129	Citibank N.A.	10/25/19	30,872
USD 238,000	CLP 172,464,320	Citibank N.A.	11/08/19	1,291
MXN 164,119	USD 8,191	Citibank N.A.	11/08/19	72
TRY 74,344	USD 12,890	Citibank N.A.	11/08/19	106
USD 6,691,657	PLN 26,309,667	Goldman Sachs International	11/08/19	127,534
CLP 2,399,916,820	USD 3,340,142	Goldman Sachs International	11/08/19	(46,228)
USD 6,958,051	IDR 100,279,433,384	HSBC Bank USA N.A.	11/08/19	(84,574)
USD 6,633,374	BRL 26,901,649	HSBC Bank USA N.A.	11/08/19	176,010
PEN 626,759	USD 184,243	JPMorgan Chase Bank N.A.	11/08/19	1,443
ILS 120,173	USD 34,075	JPMorgan Chase Bank N.A.	11/08/19	565
USD 4,144,046	RUB 280,047,820	JPMorgan Chase Bank N.A.	11/08/19	(152,818)
USD 4,144,322	RUB 280,047,820	JPMorgan Chase Bank N.A.	11/08/19	(152,542)
USD 69,708,312	GBP 56,430,566	Morgan Stanley Capital Services LLC	10/25/19	253,091
USD 7,566,000	GBP 6,146,211	Morgan Stanley Capital Services LLC	10/25/19	1,192
USD 942,366	EUR 858,626	Morgan Stanley Capital Services LLC	11/08/19	3,751
USD 245,000	BRL 1,023,463	Morgan Stanley Capital Services LLC	11/08/19	(287)
USD 3,475,176	PEN 11,800,309	Morgan Stanley Capital Services LLC	11/08/19	(20,838)
USD 2,147,565	CLP 1,527,756,138	Morgan Stanley Capital Services LLC	11/08/19	50,701
CZK 943,369	USD 40,666	Morgan Stanley Capital Services LLC	11/08/19	(789)
USD 6,634,029	BRL 26,901,649	Morgan Stanley Capital Services LLC	11/08/19	176,664
USD 70,912	HUF 20,830,886	Morgan Stanley Capital Services LLC	11/08/19	2,957
USD 6,629,451	BRL 26,901,649	Morgan Stanley Capital Services LLC	11/08/19	172,086
AUD 8,803,267	USD 6,049,000	State Street Bank and Trust Co.	10/25/19	(101,967)
USD 30,008,878	EUR 27,052,097	State Street Bank and Trust Co.	10/25/19	467,270
USD 21,637,343	JPY 2,300,016,039	State Street Bank and Trust Co.	10/25/19	329,346
USD 11,502,000	CAD 15,171,045	State Street Bank and Trust Co.	10/25/19	46,483
SEK 299,893,576	USD 31,324,149	State Street Bank and Trust Co.	10/25/19	(809,267)
USD 10,862,000	CAD 14,344,453	State Street Bank and Trust Co.	10/25/19	30,635
USD 6,666,000	NOK 59,755,261	State Street Bank and Trust Co.	10/25/19	94,829
USD 10,964,000	NOK 98,429,607	State Street Bank and Trust Co.	10/25/19	139,885
USD 8,045,000	CAD 10,671,407	State Street Bank and Trust Co.	10/25/19	(12,882)
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 11,028,000	NOK 98,617,163	State Street Bank and Trust Co.	10/25/19	183,260
USD 5,403,000	CAD 7,152,773	State Street Bank and Trust Co.	10/25/19	2,006
NZD 42,225,716	USD 27,224,030	State Street Bank and Trust Co.	10/25/19	(767,359)
NOK 148,431,700	USD 16,560,000	State Street Bank and Trust Co.	10/25/19	(237,251)
USD 5,043,000	NOK 45,119,908	State Street Bank and Trust Co.	10/25/19	81,250
NOK 349,952,496	USD 39,063,470	State Street Bank and Trust Co.	10/25/19	(579,866)
CAD 7,291,283	USD 5,488,000	State Street Bank and Trust Co.	10/25/19	17,581
USD 21,200,000	GBP 16,952,808	State Street Bank and Trust Co.	10/25/19	334,340
GBP 14,900,526	USD 18,430,000	State Street Bank and Trust Co.	10/25/19	(90,306)
AUD 8,737,087	USD 6,001,000	State Street Bank and Trust Co.	10/25/19	(98,674)
CHF 13,359,981	USD 13,509,000	State Street Bank and Trust Co.	10/25/19	(93,837)
CHF 6,087,607	USD 6,185,000	State Street Bank and Trust Co.	10/25/19	(72,249)
CAD 11,862,330	USD 8,938,000	State Street Bank and Trust Co.	10/25/19	19,137
USD 26,565,000	NZD 42,122,992	State Street Bank and Trust Co.	10/25/19	172,691
CAD 49,185,411	USD 37,353,134	State Street Bank and Trust Co.	10/25/19	(213,679)
AUD 8,001,546	USD 5,446,000	State Street Bank and Trust Co.	10/25/19	(40,568)
AUD 9,240,947	USD 6,315,000	State Street Bank and Trust Co.	10/25/19	(72,292)
GBP 8,564,509	USD 10,655,000	State Street Bank and Trust Co.	10/25/19	(113,729)
AUD 7,299,764	USD 5,031,000	State Street Bank and Trust Co.	10/25/19	(99,656)
				$351,611

At September 30, 2019, the following futures contracts were outstanding for Voya Strategic Income Opportunities Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	131	12/31/19	$28,230,500	$21,248
U.S. Treasury Ultra 10-Year Note	68	12/19/19	9,683,625	(10,106)
			$37,914,125	$11,142
Short Contracts:
U.S. Treasury 10-Year Note	(530)	12/19/19	(69,065,625)	785,648
U.S. Treasury 5-Year Note	(1,627)	12/31/19	(193,854,509)	(390,703)
U.S. Treasury Long Bond	(48)	12/19/19	(7,791,000)	(29,162)
U.S. Treasury Ultra Long Bond	(341)	12/19/19	(65,440,031)	489,874
			$(336,151,165)	$855,657
At September 30, 2019, the following centrally cleared credit default swaps were outstanding for Voya Strategic Income Opportunities Fund:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Cross-over Index, Series 32, Version 1	Buy	(5.000)	12/20/24	EUR139,880,000	$(19,699,712)	$657,983
					$(19,699,712)	$657,983

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 32, Version 2	Sell	5.000	06/20/24	USD156,930,000	10,526,394	107,451
					10,526,394	$107,451

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

At September 30, 2019, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.135)%	Annual	03/17/30	EUR25,555,000	$(66,899)	$(21,623)
Pay	3-month USD-LIBOR	Quarterly	2.596	Semi-Annual	04/11/20	USD90,000,000	267,373	267,373
Pay	3-month USD-LIBOR	Quarterly	2.026	Semi-Annual	03/12/22	USD 258,000	2,705	2,705
Pay	3-month USD-LIBOR	Quarterly	2.246	Semi-Annual	03/12/25	USD 49,000	1,895	1,895
Pay	3-month USD-LIBOR	Quarterly	2.238	Semi-Annual	03/09/26	USD20,892,000	782,450	782,450
Receive	6-month EUR-EURIBOR	Semi-Annual	0.192	Annual	03/17/50	EUR12,257,000	177,300	82,556
Receive	3-month USD-LIBOR	Quarterly	2.620	Semi-Annual	04/13/20	USD23,800,000	(73,418)	(73,418)
Receive	3-month USD-LIBOR	Quarterly	1.923	Semi-Annual	03/20/22	USD 575,000	(4,625)	(4,625)
Receive	3-month USD-LIBOR	Quarterly	2.839	Semi-Annual	04/11/28	USD12,000,000	(1,249,703)	(1,249,703)
Receive	3-month USD-LIBOR	Quarterly	2.435	Semi-Annual	03/26/29	USD27,140,000	(2,110,984)	(2,110,984)
Receive	3-month USD-LIBOR	Quarterly	1.816	Semi-Annual	08/05/29	USD34,789,000	(785,699)	(785,699)
Receive	3-month USD-LIBOR	Quarterly	1.533	Semi-Annual	08/09/29	USD32,538,000	111,144	111,144
							$(2,948,461)	$(2,997,929)
At September 30, 2019, the following over-the-counter purchased foreign currency options were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call USD vs. Put JPY	BNP Paribas	02/26/20	108.500	USD23,850,000	$160,192	$235,071
Put USD vs. Call JPY	BNP Paribas	02/26/20	97.000	USD35,775,000	168,143	65,391
					$328,335	$300,462
At September 30, 2019, the following OTC written foreign currency options were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Put USD vs. Call JPY	BNP Paribas	02/26/20	100.000	USD35,775,000	$292,560	$(122,414)
					$292,560	$(122,414)

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

At September 30, 2019, the following over-the-counter purchased interest rate swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Put on 10-year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Pay	0.043%	6-month EUR-EURIBOR	03/13/20	EUR93,100,000	$1,506,354	$624,687
							$1,506,354	$624,687
At September 30, 2019, the following over-the-counter written interest rate swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put on 30-year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Receive	0.471%	6-month EUR-EURIBOR	03/13/20	EUR49,600,000	$2,860,127	$(1,214,267)
							$2,860,127	$(1,214,267)
At September 30, 2019, the following over-the-counter forward premium swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Goldman Sachs International	5.070%	Receive	3-month USD-LIBOR	03/16/20	USD31,026,000	$(1,573,018)	$82,465
Call on 5-Year Interest Rate Swap (Purchased)	Goldman Sachs International	5.130%	Receive	3-month USD-LIBOR	03/16/20	USD39,324,000	(2,017,321)	81,110
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	4.960%	Receive	3-month USD-LIBOR	04/29/20	USD86,507,500	(4,286,447)	322,194
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	5.290%	Receive	3-month USD-LIBOR	02/27/20	USD68,465,000	(3,625,222)	32,298
							$(11,502,008)	$518,067

(1)
Fund pays the exercise rate annually and receives the floating rate index semi-annually.

(2)
Fund receives the exercise rate annually and pays the floating rate index semi-annually.

(3)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(4)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
GBP – British Pound
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

JPY – Japanese Yen
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RUB – Russian Ruble
SEK – Swedish Krona
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$300,462
Interest rate contracts	Investments in securities at value*	624,687
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	5,763,163
Interest rate contracts	Unrealized appreciation on forward premium swaptions	518,067
Interest rate contracts	Net Assets — Unrealized appreciation**	1,296,770
Interest rate contracts	Net Assets — Unrealized appreciation***	1,248,123
Credit contracts	Net Assets — Unrealized appreciation***	765,434
Total Asset Derivatives		$10,516,706
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$5,411,552
Interest rate contracts	Net Assets — Unrealized depreciation**	429,971
Interest rate contracts	Net Assets — Unrealized depreciation***	4,246,052
Interest rate contracts	Written options, at fair value	1,214,267
Foreign exchange contracts	Written options, at fair value	122,414
Total Liability Derivatives		$11,424,256

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$1,743,286	$—	$1,743,286
Equity contracts	—	—	153,341	—	—	153,341
Foreign exchange contracts	—	951,668	—	—	—	951,668
Interest rate contracts	(866,891)	—	(15,464,031)	(868,439)	(4,793,703)	(21,993,064)
Total	$(866,891)	$951,668	$(15,310,690)	$874,847	$(4,793,703)	$(19,144,769)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(3,480,618)	$—	$(3,480,618)
Foreign exchange contracts	(27,873)	(98,346)	—	—	170,146	43,927
Interest rate contracts	532,778	—	3,139,114	1,570,280	5,801,520	11,043,692
Total	$504,905	$(98,346)	$3,139,114	$(1,910,338)	$5,971,666	$7,607,001

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2019:
	Barclays Bank PLC	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	State Street Bank and Trust Co.	Totals
Assets:
Purchased options	$—	$300,462	$—	$—	$—	$—	$—	$624,687	$—	$925,149
Forward premium swaptions	—	—	—	—	163,575	—	—	354,492	—	518,067
Forward foreign currency contracts	41,590	550,267	1,975,156	311,443	127,534	176,010	2,008	660,442	1,918,713	5,763,163
Total Assets	$41,590	$850,729	$1,975,156	$311,443	$291,109	$176,010	$2,008	$1,639,621	$1,918,713	$7,206,379
Liabilities:
Forward foreign currency contracts	$108	$508,472	$969,953	$71,361	$46,228	$84,574	$305,360	$21,914	$3,403,582	$5,411,552
Written options	—	122,414	—	—	—	—	—	1,214,267	—	1,336,681
Total Liabilities	$108	$630,886	$969,953	$71,361	$46,228	$84,574	$305,360	$1,236,181	$3,403,582	$6,748,233
Net OTC derivative instruments by counterparty, at fair value	$41,482	$219,843	$1,005,203	$240,082	$244,881	$91,436	$(303,352)	$403,440	$(1,484,869)	$458,146
Total collateral pledged by the Fund/ (Received from counterparty)	$—	$(219,843)	$—	$—	$—	$—	$—	$(403,440)	$980,000	$356,717
Net Exposure(1)(2)	$41,482	$—	$1,005,203	$240,082	$244,881	$91,436	$(303,352)	$—	$(504,869)	$814,863

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At September 30, 2019, the Fund had received $260,000 and $470,000 in cash collateral from BNP Paribas and Morgan Stanley Capital Services LLC. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2019 (Unaudited) (continued)

At September 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $2,582,778,223.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$84,200,461
Gross Unrealized Depreciation	(28,194,206)
Net Unrealized Appreciation	$56,006,255
See Accompanying Notes to Financial Statements

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163313         (0919-111619)

Semi-Annual Report

September 30, 2019

Voya Floating Rate Fund

Classes A, C, I, P, P3, R and W

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Getting from Short Term to Long Term

Dear Shareholder,

Volatility was a defining feature of the markets during the reporting period, alternately intensifying and easing as investors weighed the twists and turns of the U.S’s. fraught trade negotiations with China. Incoming data continued to cloud the economic outlook, especially reports of weakening global manufacturing activity and slowing consumer spending. There were nonetheless some bright spots: home sales increased as mortgage rates eased and household income grew; and the savings rate increased, a sign that consumers have reserves available and are not over-borrowing. The U.S. Federal Reserve Board reacted to the economic worries with two interest rate cuts; first at its July policy meeting, then again in September.

Investors responded to the uncertain market conditions with lack of conviction; alternately retreating into bonds and then embracing stocks. Nevertheless, both asset classes have delivered respectable results over the reporting period and year-to-date as of September 30, 2019. Stocks, as measured by the S&P 500® Index, returned 6.08% for the six-month reporting period and 20.55% year-to-date. Bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 5.42% for the six-month reporting period and 8.52% year-to-date.

The slowdown in global industrial activity, which began in 2018 as China started rebalancing toward a more consumer-oriented economy, has been exacerbated by trade tensions and is threatening to induce a recession. While the slowdown is not yet over we believe it is near a bottom, assuming no further escalation of trade tensions. Our assessment is that a further slowing of global growth is far more likely than a recession in the U.S. or Europe. We believe the proactive steps taken by central banks, the prospect of fiscal support and the potential for self-interest to cap the magnitude of the trade dispute, all suggest that industrial weakness will not spread deeply enough into the services sector to lead to payroll losses, or ultimately to a recession.

Despite this positive potential of the longer-term outlook, investors find themselves sailing in turbulent waters today. Events of the moment can seem overwhelming, demanding immediate action. In actuality, the most effective response may be for investors to take a step back and reflect on why their portfolio is structured the way it is: most likely, to achieve a set of defined, long-term objectives. Unless those objectives have changed as a result of personal circumstance, it is probably wise not to change the portfolio. If your long-term goals have changed, then you should thoroughly discuss any potential investment changes with your financial advisor before taking action.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
October 28, 2019

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2019

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, were already up 12.61% in 2019. Many investors must have entered 2019 with trepidation, rattled by an intensifying economic slowdown outside of the U.S., an escalating trade war between the U.S. and China, and the Federal Open Market Committee (“FOMC”), having raised rates in December for the fourth time in 2018, all set to continue in 2019. (The Index returned 4.56% for the six-months ended September 30, 2019, measured in U.S. dollars.)

Relief came when FOMC Chairman Powell abruptly changed his tune. The FOMC would be “patient” as the economic data evolved. Secondly, on trade, the view emerged that the U.S. and China would find some face-saving “deal”.

Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the six-months that followed, and by the end of a rollercoaster ride, the Index was up another 5.21%.

On perceived slowing global growth, there was little relief from most of the incoming data.

In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second quarter of 2019 was just 1.2%. German GDP actually fell in the second quarter, as it did in the UK, whose new hard-line prime minister seemed intent on leaving the European Union without a deal.

Japan, with manufacturing also in contraction, managed GDP growth of 1.3% annualized in the second quarter. But exports and imports were both falling and core inflation languished at 0.6%, with a demand-dampening sales tax increase waiting on October 1.

China’s GDP grew at 6.2% in the second quarter, the smallest advance in 27 years. Industrial production was expanding at the slowest pace in 17 years, retail sales near the slowest in 16 years.

In the U.S., annualized first quarter growth surprised to the upside at 3.1%. However, growth was flattered by volatile inventory and trade elements, and fell to 2.0% in the second quarter. This was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.

Entering May, the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on some $250 billion of Chinese imports, to 25%. Trade negotiations with China had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons related to illegal immigration. The Index fell 5.70% in May.

It was central banks to the rescue in June. On June 19, the FOMC left rates unchanged, but markets listened to Powell’s comments and heard him signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases (and finally did so in September). The Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S./China trade conflict, agreed between the two Presidents on June 29.

July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.

The market rollercoaster lurched back up in September. News that high-level trade talks between the U.S. and China would resume in October and that both sides had made goodwill gestures lifted the mood. Yet many were still skeptical that enough real goodwill existed to get a deal done. The FOMC cut rates again, without seeming to please anybody, again. The period ended with the world economy still slowing and market sentiment fragile.

In U.S. fixed income markets, the story was falling yields and yield curve inversion. The U.S. 30-year Treasury yield fell below 2% for the first time ever and dipped below the yield on the S&P 500® Index for the first time since the depths of the financial crisis. The curve partially inverted, with the three-month bill yield above the ten-year note yield every day after May 22 except one. For the half-year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.42%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 6.08%, ending less than 2% below the record set on July 26. Bond surrogate utilities was the top performer, up 13.13%. Energy, exposed to a slowdown in global economic activity, and with the oil price down 10%, was the weakest, losing 8.96%.

In currencies, the dollar rose 2.94% against the euro and soared 6.05% against the Brexit-weakened pound, but lost 2.51% against the yen. The dollar still offers positive interest rates on its safest investments, unlike much of Europe. In times of market stress, however, Japan’s foreign investments tend to be repatriated, and yen-funded carry trades unwound, boosting the yen.

In international markets, the MSCI Japan® Index edged up 1.72% in the half-year, reflecting Japan’s own vulnerability to a trade war and the strong yen, despite a supportive central bank. The MSCI Europe ex UK® Index added 6.87%, powered by resilient food, beverage and tobacco companies like Nestle and by industrials. The MSCI UK® Index rose 4.04%. The less economically sensitive health care sector made the biggest contribution, followed by industrials; materials detracted the most.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

3

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of September 30, 2019
Ba	21.02%
B	74.52%
Caa and below	4.46%
Not rated*	0.00%

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. When a bond is not rated by Moody’s it is designated as “Not Rated”. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the period ended September 30, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.58% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned 2.69% for the same period.

Portfolio Specifics: For the first six-months of the Fund’s fiscal year, the Index returned 2.69% as interest income was partially offset by market value declines. Index performance during the period reflected a historically “normal” performance pattern but was peppered with bouts of volatility stemming from increased investor uncertainty around global trade and growth.

Looking at the technical equation, new institutional issuance was relatively quiet from April to June before re-igniting in July and again in September. Given weaker buyout and acquisition-related financing, the total aggregate was just $161 billion, which was significantly behind the $233 billion during the comparable period in 2018. Investor demand in the form of origination of collateralized loan obligations (“CLOs”) remained positive, and CLO issuance totaled a robust $60.5 billion for the period. Conversely, outflows from loan mutual funds and loan exchange-traded funds amounted to $18.9 billion. The pace of withdrawals slowed towards the end of the period, as evidenced by September’s outflow figure of $1.3 billion, which represented the lowest monthly outflow since October 2018.

Returns among rating cohorts reflected a tilt towards lower yielding, more highly rated credits, largely a function of the demand bias of CLOs. BB-rated loans outpaced all other rating segments with a return of 3.35%. Single B-rated loans were largely in line with the broad index, returning 2.71% for the period. On the other hand, CCC-rated loans were negative, losing 1.54%.

TOP TEN LOAN ISSUERS AS OF SEPTEMBER 30, 2019 AS A PERCENTAGE OF:
NET ASSETS
Asurion, LLC	1.5%
CenturyLink	1.3%
Caesars Resort Collection	1.3%
Maxar Technologies Ltd.	0.9%
Berry Global, Inc.	0.8%
Gates Global LLC	0.7%
Acrisure, LLC	0.7%
Flex Acquisition Company, Inc.	0.7%
Vertafore, Inc.	0.7%
MH Sub I LLC	0.7%

From a fundamental credit perspective, default activity remained relatively low and remained largely idiosyncratic. The trailing twelve-month index default rate, as measured by principal amount, ended the reporting period at 1.29%.

The Fund’s relative performance was negatively impacted by security selection in automotive, retailers (except food and drug), all telecom, food service, business equipment and services and food/drug retailers. Within the automotive sector, an overweight to Lumileds was the largest individual detractor, as the company reported weaker than expected earnings stemming from the marked reduction China auto production. Further, the Fund was adversely impacted by overweight positions among retailers, Jo-Ann Stores, Inc., Save-A-Lot and Tailored Brands (formerly known as, Men’s Wearhouse). The average bids on the loans issued by all three retailers were dragged down by weaker than expected quarterly results and continuing unfavorable investor sentiment toward traditional retail stores. Relative contributions were largely due to selection in nonferrous metals/minerals, oil and gas, and electronics/electrical. At the individual loan level, an overweight to Maxar Technologies Ltd was a notable contributor, as was the avoidance of Seadrill Partners, Murray Energy and Deluxe, all of which have defaulted. From a ratings standpoint, the portfolio’s underweight to BB-rated loans was a relative detractor given the rating cohort’s notable outperformance versus the benchmark.

The average issuer exposure at period-end stood at 0.32% of assets under management. There were no defaults in the Fund during the period, as compared to five defaults in the benchmark. The benchmark’s trailing twelve-month default rate, as measured by principal amount, ended the reporting period at 1.29%.

Current Strategy & Outlook: Uncertainty surrounding the impact and implications of ongoing trade disputes are likely to persist, in our opinion, fueling concerns over the path of global economic growth. Still, the fundamental landscape of the U.S. loan market remains relatively sound at this point, in our view. Should further negative catalysts develop, we do see the loan market following broader capital markets directionally. We believe potential for market value appreciation is present to some extent, mostly in well-bid, B-rated credits; however, our general expectation points towards coupon-clipping performance for the near term.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

4

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Jeffrey A. Bakalar Senior Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Senior Managing Director Voya Investment Management Co. LLC

Voya Floating Rate Fund October 29, 2019

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 to September 30, 2019. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2019*	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2019*

Class A	$1,000.00	$1,015.80	1.07%	$5.39	$1,000.00	$1,019.65	1.07%	$5.40
Class C	1,000.00	1,012.00	1.82	9.15	1,000.00	1,015.90	1.82	9.17
Class I	1,000.00	1,017.10	0.82	4.14	1,000.00	1,020.90	0.82	4.14
Class P	1,000.00	1,020.60	0.15	0.76	1,000.00	1,024.25	0.15	0.76
Class P3	1,000.00	1,021.00	0.07	0.35	1,000.00	1,024.65	0.07	0.35
Class R	1,000.00	1,014.60	1.32	6.65	1,000.00	1,018.40	1.32	6.66
Class W	1,000.00	1,017.10	0.82	4.14	1,000.00	1,020.90	0.82	4.14

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

6

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2019 (UNAUDITED)

ASSETS:
Investments in securities at fair value (Cost $1,445,464,400)	$1,392,545,993
Short-term investments at fair value (Cost $76,990,950)	76,991,250
Cash	329,159
Receivables:
Investment securities sold	14,425,701
Fund shares sold	2,165,026
Dividend	134,534
Interest	3,919,218
Prepaid structuring fee (Note 7)	253,478
Prepaid expenses	63,945
Reimbursement due from manager	29,055
Other assets	46,638
Total assets	1,490,903,997
LIABILITIES:
Payable for investment securities purchased	50,230,307
Payable for fund shares redeemed	3,064,183
Income distribution payable	174,772
Payable for investment management fees	682,044
Payable for distribution and shareholder service fees	94,420
Accrued trustees fees	24,252
Payable for commitment fees on line of credit (Note 7)	134,157
Payable to trustees under the deferred compensation plan (Note 8)	46,638
Unfunded loan commitments (Note 9)	291,775
Other accrued expenses and liabilities	436,981
Total liabilities	55,179,529
NET ASSETS	$1,435,724,468
NET ASSETS WERE COMPRISED OF:
Paid-in capital	1,541,428,515
Distributions in excess of net investment income	(105,704,047)
NET ASSETS	$1,435,724,468

See Accompanying Notes to Financial Statements

7

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Class A:
Net assets	$61,610,433
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	6,491,580
Net asset value and redemption price per share(2)	$9.49
Maximum offering price per share (2.50%)(1)	$9.73

Class C:
Net assets	$31,358,022
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	3,304,052
Net asset value and redemption price per share(2)	$9.49

Class I:
Net assets	$988,902,473
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	104,194,525
Net asset value and redemption price per share	$9.49

Class P:
Net assets	$167,234,383
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	17,635,138
Net asset value and redemption price per share	$9.48

Class P3:
Net assets	$2,494,315
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	262,825
Net asset value and redemption price per share	$9.49

Class R:
Net assets	$133,791,976
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	14,119,258
Net asset value and redemption price per share	$9.48

Class W:
Net assets	$50,332,866
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,296,717
Net asset value and redemption price per share	$9.50

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2019 (UNAUDITED)

INVESTMENT INCOME:
Interest	$44,540,516
Dividend	1,054,728
Other	256,852
Total investment income	45,852,096

EXPENSES:
Investment management fees	4,787,004
Distribution and service fees:
Class A	75,330
Class C	180,564
Class R	344,053
Transfer agent fees:
Class A	20,632
Class C	12,389
Class I	218,909
Class P	245
Class P3	142
Class R	47,167
Class W	17,410
Shareholder reporting expense	32,940
Custody and accounting expense	334,000
Registration fees	76,585
Professional fees	80,530
Trustees fees	36,600
Structuring fee (Note 7)	212,327
Commitment fee	266,704
Miscellaneous expense	52,996
Interest Expense	4,146
Total expenses	6,800,673
Waived and reimbursed fees	(548,958)
Net expenses	6,251,715
Net investment income	39,600,381

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(8,360,924)
Net change in unrealized appreciation (depreciation) on investments	(6,732,993)
Net realized and unrealized loss	(15,093,917)
Increase in net assets resulting from operations	$24,506,464

See Accompanying Notes to Financial Statements

9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
FROM OPERATIONS:
Net investment income	$39,600,381	$99,966,916
Net realized loss	(8,360,924)	(24,505,646)
Net change in unrealized appreciation (depreciation)	(6,732,993)	(42,113,615)
Net increase in net assets resulting from operations	24,506,464	33,347,655

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital)
Class A	(1,576,750)	(2,351,716)
Class C	(812,308)	(1,726,650)
Class I	(29,592,003)	(75,863,503)
Class P	(3,357,614)	(2,880,917)
Class P3	(73,352)	(123,564)
Class R	(3,440,185)	(5,934,498)
Class W	(1,392,181)	(10,249,420)
Total distributions	(40,244,393)	(99,130,268)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	243,366,079	1,188,162,603
Reinvestment of distributions	38,849,919	95,062,572
	282,215,998	1,283,225,175
Cost of shares redeemed	(337,529,806)	(1,856,840,747)
Net increase (decrease) in net assets resulting from capital share transactions	(55,313,808)	(573,615,572)
Net increase (decrease) in net assets	(71,051,737)	(639,398,185)
NET ASSETS:
Beginning of year or period	1,506,776,205	2,146,174,390
End of year or period	$1,435,724,468	$1,506,776,205

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
09-30-19+	9.59	0.25		(0.10)	0.15	0.25	—	—	0.25	9.49	1.58	1.12	1.07	1.07	5.16	61,610	24
03-31-19	9.86	0.46		(0.28)	0.18	0.45	—	—	0.45	9.59	1.90	1.14	1.05	1.05	4.75	59,614	58
03-31-18	9.93	0.35		(0.05)	0.30	0.35	—	0.02	0.37	9.86	3.09	1.13	1.02	1.02	3.58	43,839	82
03-31-17	9.70	0.37	*	0.25	0.62	0.39	—	—	0.39	9.93	6.49	1.11	1.03	1.03	3.79	93,318	69
03-31-16	10.11	0.38		(0.41)	(0.03)	0.38	—	—	0.38	9.70	(0.25)	1.08	1.04	1.04	3.84	39,820	46
03-31-15	10.22	0.36		(0.11)	0.25	0.36	—	—	0.36	10.11	2.49	1.09	1.02	1.02	3.53	46,566	60
Class C
09-30-19+	9.59	0.21		(0.09)	0.12	0.22	—	—	0.22	9.49	1.20	1.87	1.82	1.82	4.41	31,358	24
03-31-19	9.87	0.38	*	(0.28)	0.10	0.38	—	—	0.38	9.59	1.04	1.89	1.80	1.80	3.93	39,455	58
03-31-18	9.93	0.28		(0.04)	0.24	0.28	—	0.02	0.30	9.87	2.42	1.88	1.77	1.77	2.85	45,848	82
03-31-17	9.70	0.30	*	0.25	0.55	0.32	—	—	0.32	9.93	5.70	1.86	1.78	1.78	3.08	55,583	69
03-31-16	10.11	0.31		(0.41)	(0.10)	0.31	—	—	0.31	9.70	(1.00)	1.83	1.79	1.79	3.10	50,751	46
03-31-15	10.22	0.28		(0.11)	0.17	0.28	—	—	0.28	10.11	1.72	1.84	1.77	1.77	2.81	63,818	60
Class I
09-30-19+	9.59	0.26		(0.10)	0.16	0.26	—	—	0.26	9.49	1.71	0.84	0.82	0.82	5.41	988,902	24
03-31-19	9.87	0.48		(0.28)	0.20	0.48	—	—	0.48	9.59	2.07	0.80	0.80	0.80	4.93	1,160,464	58
03-31-18	9.93	0.38	*	(0.04)	0.34	0.38	—	0.02	0.40	9.87	3.46	0.75	0.75	0.75	3.89	1,338,826	82
03-31-17	9.70	0.40	*	0.25	0.65	0.42	—	—	0.42	9.93	6.76	0.76	0.76	0.76	4.09	1,156,695	69
03-31-16	10.11	0.41		(0.41)	—	0.41	—	—	0.41	9.70	0.01	0.79	0.79	0.79	4.12	900,493	46
03-31-15	10.21	0.39		(0.11)	0.28	0.38	—	—	0.38	10.11	2.85	0.78	0.77	0.77	3.86	590,583	60
Class P
09-30-19+	9.58	0.29		(0.09)	0.20	0.30	—	—	0.30	9.48	2.06	0.80	0.15	0.15	6.07	167,234	24
03-31-19	9.86	0.55		(0.29)	0.26	0.54	—	—	0.54	9.58	2.75	0.77	0.12	0.12	5.65	53,416	58
03-31-18	9.92	0.45		(0.05)	0.40	0.44	—	0.02	0.46	9.86	4.15	0.74	0.09	0.09	4.56	42,522	82
03-31-17	9.69	0.47		0.24	0.71	0.48	—	—	0.48	9.92	7.47	0.75	0.10	0.10	4.76	36,072	69
03-31-16	10.11	0.47		(0.41)	0.06	0.48	—	—	0.48	9.69	0.58	0.77	0.12	0.12	4.76	21,608	46
03-31-15	10.21	0.45	*	(0.10)	0.35	0.45	—	—	0.45	10.11	3.53	0.77	0.11	0.11	4.40	23,302	60
Class P3
09-30-19+	9.59	0.30		(0.10)	0.20	0.30	—	—	0.30	9.49	2.10	0.81	0.07	0.07	6.16	2,494	24
6-1-18(4)–03-31-19	9.84	0.47	*	(0.25)	0.22	0.47	—	—	0.47	9.59	2.26	0.77	0.05	0.05	5.87	2,158	58
Class R
09-30-19+	9.58	0.24		(0.10)	0.14	0.24	—	—	0.24	9.48	1.46	1.37	1.32	1.32	4.91	133,792	24
03-31-19	9.85	0.44	*	(0.28)	0.16	0.43	—	—	0.43	9.58	1.65	1.39	1.30	1.30	4.48	139,026	58
03-31-18	9.91	0.33		(0.04)	0.29	0.33	—	0.02	0.35	9.85	2.94	1.38	1.27	1.27	3.36	118,071	82
03-31-17	9.69	0.35		0.24	0.59	0.37	—	—	0.37	9.91	6.12	1.36	1.28	1.28	3.58	119,041	69
03-31-16	10.10	0.35		(0.40)	(0.05)	0.36	—	—	0.36	9.69	(0.50)	1.33	1.29	1.29	3.60	107,927	46
03-31-15	10.20	0.34		(0.11)	0.23	0.33	—	—	0.33	10.10	2.34	1.34	1.27	1.27	3.33	99,783	60
Class W
09-30-19+	9.60	0.26		(0.10)	0.16	0.26	—	—	0.26	9.50	1.71	0.87	0.82	0.82	5.41	50,333	24
03-31-19	9.89	0.46	*	(0.27)	0.19	0.48	—	—	0.48	9.60	1.96	0.89	0.80	0.80	4.60	52,642	58
03-31-18	9.95	0.38	*	(0.04)	0.34	0.38	—	0.02	0.40	9.89	3.46	0.88	0.77	0.77	3.88	557,067	82
03-31-17	9.72	0.39	*	0.26	0.65	0.42	—	—	0.42	9.95	6.75	0.86	0.78	0.78	3.96	434,100	69
03-31-16	10.13	0.41		(0.41)	—	0.41	—	—	0.41	9.72	0.01	0.83	0.79	0.79	4.10	98,241	46
03-31-15	10.24	0.38	*	(0.11)	0.27	0.38	—	—	0.38	10.13	2.74	0.84	0.77	0.77	3.82	132,375	60

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
*	Calculated using average number of shares outstanding throughout the period.
+	Unaudited

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter

12

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the

Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the

13

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported as other income on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically

14

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

H.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the period ended September 30, 2019, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $333,262,145 and $347,513,938, respectively. At September 30, 2019, the Fund held loans valued at $1,391,311,220 representing 94.7% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I, Class P, Class P3 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended September 30, 2019, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$1,325	$—
Contingent Deferred Sales Charges	—	3,217

NOTE 6 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses,excluding interest, taxes, investment-related costs, leverage

15

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENT (continued)

expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class P3 — 0.00%
Class R — 1.25%
Class W — 0.75%

With the exception of the non-recoupable Class P management fee waiver for the Fund, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of September 30, 2019, the amounts of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

September 30,
2020	2021	2022	Total
$—	$6,105	$190,046	$196,151

As of September 30, 2019, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	September 30,
	2020	2021	2022	Total
Class A	$65,067	$43,071	$29,635	$137,773
Class C	61,807	45,946	21,581	129,334
Class R	135,552	120,959	72,375	328,886
Class W	433,933	440,304	47,966	922,203

The Expense Limitation Agreement is contractual through August 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — LINE OF CREDIT

Effective May 29, 2019, the Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of

$350,000,000, through May 27, 2020. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears and a structuring fee of $383,383, which is expensed over a year. Prior to May 29, 2019, the aggregate amount was $350,000,000 and the commitment fee was equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears through May 29, 2019. Generally, borrowings under the Credit Agreement accrue interest at the higher of the federal funds rate and the One-Month LIBOR rate, plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Fund utilized the line of credit during the period ended September 30, 2019 as below:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
10	$4,100,000	3.64%

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	9.33%
Voya Investment Management Co. LLC	5.05

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the

16

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 9 — UNFUNDED LOAN COMMITMENTS

The Fund may enter in credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

Funded portions of the credit agreements are presented in the Portfolio of Investments. At September 30, 2019, the Fund had the following unfunded loan commitments:

Unfunded Loan Commitment
Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan	$156,637
Mister Car Wash Holdings, Inc. 2019 Delayed Draw Term Loan	98,463
Pearl Intermediate Parent LLC 2018 Delayed Draw Term Loan	36,675
$291,775

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
09-30-19	2,496,141	152,222	(2,371,359)	277,004	24,066,778	1,457,558	(22,825,869)	2,698,467
03-31-19	4,900,915	216,844	(3,347,666)	1,770,093	47,678,722	2,103,779	(32,387,511)	17,394,990
Class C
09-30-19	95,873	75,176	(980,085)	(809,036)	919,881	720,599	(9,395,796)	(7,755,316)
03-31-19	859,655	160,854	(1,553,952)	(533,443)	8,395,213	1,563,108	(15,057,239)	(5,098,918)
Class I
09-30-19	9,467,780	2,966,226	(29,213,925)	(16,779,919)	90,810,245	28,422,720	(280,078,975)	(160,846,010)
03-31-19	103,785,552	7,433,338	(125,923,823)	(14,704,933)	1,015,694,395	72,280,256	(1,212,479,474)	(124,504,823)
Class P
09-30-19	11,828,701	351,575	(118,726)	12,061,550	113,575,403	3,357,614	(1,137,628)	115,795,389
03-31-19	2,060,011	296,668	(1,095,999)	1,260,680	20,100,297	2,880,910	(10,621,849)	12,359,358
Class P3
09-30-19	90,683	7,596	(60,437)	37,842	870,719	72,753	(582,016)	361,456
06-01-18(1)–03-31-19	484,611	12,748	(272,376)	224,983	4,723,442	123,525	(2,622,223)	2,224,744
Class R
09-30-19	737,654	359,091	(1,493,082)	(396,337)	7,066,436	3,435,924	(14,277,512)	(3,775,152)
03-31-19	4,251,727	611,023	(2,331,421)	2,531,329	41,570,411	5,923,293	(22,534,031)	24,959,673
Class W
09-30-19	631,029	144,152	(959,550)	(184,369)	6,056,617	1,382,751	(9,232,010)	(1,792,642)
03-31-19	5,078,081	1,037,432	(56,963,913)	(50,848,400)	50,000,123	10,187,701	(561,138,420)	(500,950,596)

(1)	Commencement of operations.

17

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Six Months Ended September 30, 2019	Year Ended March 31, 2019
Ordinary Income	Ordinary Income
$40,244,393	$99,130,268

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of September 30, 2019 were:

Undistributed Ordinary	Unrealized Appreciation/	Capital Loss Carryforwards
Income	(Depreciation)	Amount	Character	Expiration
$(16,282)	$(52,875,535)	$(10,693,558)	Short-term	None
		(41,913,861)	Long-term	None

$(52,607,419)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of September 30, 2019, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Fund has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Fund’s financial statements. The Fund plans to adopt the amendments that require additional fair value measurement disclosures for

18

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is currently evaluating the impact of these changes on the financial statements.

NOTE 13 — AUDITOR CHANGE

On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust, on behalf of the Fund. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.

KPMG’s reports on the Fund’s financial statements for the fiscal years ended March 31, 2019 and March 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended March 31, 2019 and March 31, 2018 and during the subsequent interim period through September 12, 2019: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On September 12, 2019, the Audit Committee of the Board recommended and the Board approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending

March 31, 2020. During the Fund’s fiscal years ended March 31, 2019 and March 31, 2018, and the subsequent interim period through September 12, 2019, neither the Fund, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

NOTE 14 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2019, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0383	November 1, 2019	Daily
Class C	$0.0322	November 1, 2019	Daily
Class I	$0.0403	November 1, 2019	Daily
Class P	$0.0459	November 1, 2019	Daily
Class P3	$0.0465	November 1, 2019	Daily
Class R	$0.0363	November 1, 2019	Daily
Class W	$0.0403	November 1, 2019	Daily

Class conversion: On May 23, 2019, the Board approved the conversion for the Fund’s Class C shares to Class A shares. Beginning on or about January 2, 2020, all outstanding Class C shares of the Fund will automatically convert to Class A shares of the Fund after they have been held for a ten-year holding period.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

19

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: 96.9%
		Aerospace & Defense: 1.5%
326,923		1199169 B.C. Unlimited Liability Company 2019 Term Loan B2, 6.104%, (US0003M + 4.000%), 04/06/26	$328,966	0.0
608,077		Dynasty Acquisition Co., Inc. 2019 Term Loan B1, 6.104%, (US0003M + 4.000%), 04/06/26	611,877	0.0
2,900,000		KBR, Inc. Term Loan B, 5.794%, (US0001M + 3.750%), 04/25/25	2,911,780	0.2
14,734,695		Maxar Technologies Ltd. Term Loan B, 4.854%, (US0003M + 2.750%), 10/04/24	13,027,932	0.9
4,987,310		TransDigm, Inc. 2018 Term Loan G, 4.544%, (US0001M + 2.500%), 08/22/24	4,976,397	0.4
			21,856,952	1.5

		Auto Components: 0.3%
3,930,858		Broadstreet Partners, Inc. 2018 Term Loan B, 5.294%, (US0001M + 3.250%), 11/08/23	3,939,458	0.3

		Automotive: 3.1%
1,400,000		Autokiniton US Holdings, Inc. Term Loan, 7.585%, (US0003M + 5.500%), 05/22/25	1,340,500	0.1
6,159,785		Bright Bidco B.V. 2018 Term Loan B, 5.585%, (US0003M + 3.500%), 06/30/24	2,956,697	0.2
4,626,325		Dynacast International LLC Term Loan B2, 5.363%, (US0003M + 3.250%), 01/28/22	4,452,838	0.3
10,564,361		Gates Global LLC 2017 USD Repriced Term Loan B, 4.794%, (US0001M + 2.750%), 04/01/24	10,432,307	0.7
2,446,513		Holley Purchaser, Inc. Term Loan B, 7.256%, (US0003M + 5.000%), 10/24/25	2,324,187	0.2
705,000		KAR Auction Services, Inc. 2019 Term Loan B6, 4.313%, (US0001M + 2.250%), 09/19/26	710,507	0.1
941,043		Mavis Tire Express Services Corp. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 03/20/25	921,046	0.1
119,698	(1)	Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan, 5.294%, (US0001M + 3.250%), 03/20/25	117,154	0.0
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Automotive: (continued)
98,463	(1)	Mister Car Wash Holdings, Inc. 2019 Delayed Draw Term Loan, 5.585%, (US0003M + 3.500%), 05/14/26	$98,509	0.0
1,964,341		Mister Car Wash Holdings, Inc. 2019 Term Loan B, 5.658%, (US0003M + 3.500%), 05/14/26	1,965,262	0.1
6,785,000		Panther BF Aggregator 2 LP USD Term Loan B, 5.544%, (US0001M + 3.500%), 04/30/26	6,748,246	0.5
2,102,387		Superior Industries International, Inc. 2018 1st Lien Term Loan B, 6.044%, (US0001M + 4.000%), 05/22/24	2,031,431	0.1
4,731,738		Tenneco, Inc. 2018 Term Loan B, 5.044%, (US0001M + 3.000%), 10/01/25	4,458,186	0.3
4,926,600		Truck Hero, Inc. 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 04/21/24	4,624,846	0.3
1,680,000		Truck Hero, Inc. 2nd Lien Term Loan, 10.294%, (US0001M + 8.250%), 04/21/25	1,566,600	0.1
			44,748,316	3.1

		Beverage & Tobacco: 0.4%
6,384,309		Sunshine Investments B.V. USD Term Loan B3, 5.408%, (US0003M + 3.250%), 03/28/25	6,408,090	0.4

		Brokers, Dealers & Investment Houses: 0.4%
2,992,443		Brookfield Property REIT Inc. 1st Lien Term Loan B, 4.544%, (US0001M + 2.500%), 08/27/25	2,952,901	0.2
2,313,870		Capital Automotive L.P. 2017 2nd Lien Term Loan, 8.044%, (US0001M + 6.000%), 03/24/25	2,328,332	0.2
			5,281,233	0.4

		Building & Development: 1.9%
5,158,738		Core & Main LP 2017 Term Loan B, 4.863%, (US0001M + 2.750%), 08/01/24	5,132,882	0.4
6,417,565		GYP Holdings III Corp. 2018 Term Loan B, 4.794%, (US0001M + 2.750%), 06/01/25	6,390,290	0.4
1,872,063		Henry Company LLC Term Loan B, 6.044%, (US0001M + 4.000%), 10/05/23	1,875,962	0.1

See Accompanying Notes to Financial Statements

20

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Building & Development: (continued)
2,493,036		Interior Logic Group Holdings IV LLC 2018 Term Loan B, 6.104%, (US0003M + 4.000%), 05/30/25	$2,452,524	0.2
2,331,060		MX Holdings US, Inc. 2018 USD Term Loan B1C, 5.044%, (US0001M + 3.000%), 07/31/25	2,341,743	0.2
4,285,997		Quikrete Holdings Inc Term Loan, 4.794%, (US0001M + 2.750%), 11/15/23	4,273,049	0.3
985,000		SMG US Midco 2, Inc. 2017 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 01/23/25	981,922	0.1
3,531,684		Werner FinCo LP 2017 Term Loan, 6.044%, (US0001M + 4.000%), 07/24/24	3,452,221	0.2
			26,900,593	1.9

		Business Equipment & Services: 11.9%
1,805,325		24-7 Intouch Inc 2018 Term Loan, 6.294%, (US0001M + 4.250%), 08/20/25	1,782,759	0.1
3,095,778	(2)	Acosta Holdco, Inc. 2015 Term Loan, 09/26/21	993,745	0.1
2,842,709		Advantage Sales & Marketing, Inc. 2014 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 07/23/21	2,663,854	0.2
1,000,000		Advantage Sales & Marketing, Inc. 2014 2nd Lien Term Loan, 8.544%, (US0001M + 6.500%), 07/25/22	870,000	0.0
6,711,849		AlixPartners, LLP 2017 Term Loan B, 4.794%, (US0001M + 2.750%), 04/04/24	6,728,031	0.5
1,370,000		Almonde, Inc. USD 2nd Lien Term Loan, 9.446%, (US0001M + 7.250%), 06/13/25	1,318,625	0.1
2,910,600		Ascend Learning, LLC 2017 Term Loan B, 5.044%, (US0001M + 3.000%), 07/12/24	2,903,778	0.2
2,319,637		Big Ass Fans, LLC 2018 Term Loan, 5.854%, (US0003M + 3.750%), 05/21/24	2,326,886	0.2
3,726,609		Camelot UK Holdco Limited 2017 Repriced Term Loan, 5.294%, (US0001M + 3.250%), 10/03/23	3,753,977	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
3,338,883	Canyon Valor Companies, Inc. USD 2017 Term Loan B1, 4.854%, (US0003M + 2.750%), 06/16/23	$3,339,718	0.2
5,882,411	Colorado Buyer Inc Term Loan B, 5.040%, (US0001M + 3.000%), 05/01/24	5,327,258	0.4
2,411,033	Convergint Technologies LLC 2018 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 02/03/25	2,389,936	0.2
5,290,762	EIG Investors Corp. 2018 1st Lien Term Loan, 5.882%, (US0003M + 3.750%), 02/09/23	5,193,210	0.4
2,689,966	Ellie Mae, Inc. Term Loan, 6.044%, (US0001M + 4.000%), 04/17/26	2,697,813	0.2
5,788,031	EVO Payments International LLC 2018 1st Lien Term Loan, 5.310%, (US0001M + 3.250%), 12/22/23	5,815,165	0.4
2,650,000	Flexential Intermediate Corporation 2nd Lien Term Loan, 9.382%, (US0003M + 7.250%), 08/01/25	1,941,125	0.1
2,023,134	Garda World Security Corporation 2017 Term Loan, 5.637%, (US0003M + 3.500%), 05/24/24	2,026,421	0.1
2,418,175	GreenSky Holdings, LLC 2018 Term Loan B, 5.313%, (US0001M + 3.250%), 03/31/25	2,415,152	0.2
903,563	Guidehouse LLP 2018 Term Loan, 5.044%, (US0001M + 3.000%), 05/01/25	899,045	0.1
4,250,917	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 6.064%, (US0003M + 4.000%), 11/21/24	4,112,762	0.3
2,988,454	IQOR US Inc. 2nd Lien Term Loan, 11.069%, (US0003M + 8.750%), 04/01/22	2,266,243	0.1
4,713,251	IQOR US Inc. Term Loan B, 7.319%, (US0003M + 5.000%), 04/01/21	4,175,154	0.3
7,213,106	KUEHG Corp. 2018 Incremental Term Loan, 5.854%, (US0003M + 3.750%), 02/21/25	7,214,909	0.5

See Accompanying Notes to Financial Statements

21

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
4,329,528	Learning Care Group, Inc. 2018 1st Lien Term Loan, 5.458%, (US0003M + 3.250%), 03/13/25	$4,321,410	0.3
2,305,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 9.685%, (US0003M + 7.500%), 03/13/26	2,305,000	0.2
2,362,759	NeuStar, Inc. 2018 Term Loan B4, 5.544%, (US0001M + 3.500%), 08/08/24	2,287,151	0.2
1,992,429	NVA Holdings, Inc. Term Loan B3, 4.794%, (US0001M + 2.750%), 02/02/25	1,994,453	0.1
1,117,200	NVA Holdings, Inc. Term Loan B4, 5.544%, (US0001M + 3.500%), 02/02/25	1,118,597	0.1
8,507,445	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 01/03/25	8,474,215	0.6
7,793,133	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 05/01/25	7,794,754	0.5
1,288,127	Prometric Holdings, Inc. 1st Lien Term Loan, 5.050%, (US0001M + 3.000%), 01/29/25	1,272,025	0.1
7,233,899	Red Ventures, LLC 2018 Term Loan B, 5.044%, (US0001M + 3.000%), 11/08/24	7,273,461	0.5
465,000	Renaissance Holding Corp. 2018 2nd Lien Term Loan, 9.044%, (US0001M + 7.000%), 05/29/26	449,112	0.0
2,626,825	Renaissance Learning, Inc. 2018 Add On Term Loan, 5.294%, (US0001M + 3.250%), 05/30/25	2,585,235	0.2
2,996,625	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.753%, (US0003M + 5.500%), 12/20/24	3,010,985	0.2
3,066,825	Sandvine Corporation 2018 1st Lien Term Loan, 6.544%, (US0001M + 4.500%), 11/02/25	3,062,991	0.2
2,308,419	Solera Holdings, Inc. USD Term Loan B, 4.794%, (US0001M + 2.750%), 03/03/23	2,300,483	0.2

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
7,633,861	Spin Holdco Inc. 2017 Term Loan B, 5.572%, (US0003M + 3.250%), 11/14/22	$7,506,230	0.5
3,583,800	SSH Group Holdings, Inc. 2018 1st Lien Term Loan, 6.294%, (US0001M + 4.250%), 07/30/25	3,590,520	0.2
3,244,375	Staples, Inc. 7 Year Term Loan, 7.123%, (US0003M + 5.000%), 04/16/26	3,201,793	0.2
1,149,224	Stiphout Finance LLC USD 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 10/26/22	1,117,621	0.1
2,196,150	SurveyMonkey Inc. 2018 Term Loan B, 5.680%, (US0001W + 3.750%), 10/10/25	2,179,679	0.1
666,400	USS Ultimate Holdings, Inc. 1st Lien Term Loan, 5.950%, (US0006M + 3.750%), 08/25/24	667,983	0.0
6,778,775	Verifone Systems, Inc. 2018 1st Lien Term Loan, 6.136%, (US0003M + 4.000%), 08/20/25	6,499,151	0.4
5,604,662	Verra Mobility Corporation 2018 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 02/28/25	5,635,023	0.4
8,207,100	Verscend Holding Corp. 2018 Term Loan B, 6.544%, (US0001M + 4.500%), 08/27/25	8,246,428	0.6
6,336,497	West Corporation 2017 Term Loan, 6.044%, (US0001M + 4.000%), 10/10/24	5,660,602	0.4
4,236,375	Yak Access, LLC 2018 1st Lien Term Loan B, 7.044%, (US0001M + 5.000%), 07/11/25	3,908,056	0.3
970,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 12.057%, (US0001M + 10.000%), 07/10/26	841,475	0.1
		170,459,999	11.9

	Cable & Satellite Television: 1.7%
5,000,000	CSC Holdings, LLC 2018 Term Loan B, 4.528%, (US0001M + 2.500%), 01/25/26	5,014,040	0.4
1,661,750	Numericable Group SA USD Term Loan B11, 4.794%, (US0001M + 2.750%), 07/31/25	1,626,022	0.1

See Accompanying Notes to Financial Statements

22

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Cable & Satellite Television: (continued)
6,683,683	Radiate Holdco, LLC 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 02/01/24	$6,665,724	0.5
4,998,077	Virgin Media Bristol LLC USD Term Loan K, 4.528%, (US0001M + 2.500%), 01/15/26	5,005,104	0.3
5,741,885	WideOpenWest Finance LLC 2017 Term Loan B, 5.350%, (US0003M + 3.250%), 08/18/23	5,569,629	0.4
		23,880,519	1.7

	Chemicals & Plastics: 3.4%
4,631,146	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 5.394%, (US0003M + 3.250%), 09/13/23	4,445,900	0.3
3,489,079	Allnex USA, Inc. USD Term Loan B3, 5.394%, (US0003M + 3.250%), 09/13/23	3,349,516	0.2
4,545,177	Alpha 3 B.V. 2017 Term Loan B1, 5.104%, (US0003M + 3.000%), 01/31/24	4,495,180	0.3
1,210,000	Ascend Performance Materials Operations LLC 2019 Term Loan B, 7.354%, (US0003M + 5.250%), 08/27/26	1,216,050	0.1
3,480,009	Composite Resins Holding B.V. 2018 Term Loan B, 6.459%, (US0003M + 4.250%), 08/01/25	3,480,009	0.2
10,129,736	Diamond (BC) B.V. USD Term Loan, 5.256%, (US0003M + 3.000%), 09/06/24	9,680,229	0.7
4,066,438	Encapsys, LLC 1st Lien Term Loan, 5.544%, (US0001M + 3.500%), 11/07/24	4,081,687	0.3
2,787,411	Klockner-Pentaplast of America, Inc. USD 2017 Term Loan B2, 6.294%, (US0001M + 4.250%), 06/30/22	2,429,694	0.2
3,230,588	Polar US Borrower, LLC 2018 1st Lien Term Loan, 7.058%, (US0003M + 4.750%), 10/15/25	3,145,704	0.2
9,058,590	Starfruit Finco B.V 2018 USD Term Loan B, 5.292%, (US0001M + 3.250%), 10/01/25	8,891,568	0.6
3,677,258	Tronox Finance LLC Term Loan B, 4.817%, (US0001M + 2.750%), 09/23/24	3,681,395	0.3
		48,896,932	3.4
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Clothing/Textiles: 0.4%
5,627,987	Varsity Brands, Inc. 2017 Term Loan B, 5.544%, (US0001M + 3.500%), 12/15/24	$5,409,903	0.4

	Consumer, Cyclical: 0.4%
5,831,100	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 5.612%, (US0001M + 3.500%), 05/30/25	5,639,158	0.4

	Containers & Glass Products: 3.4%
2,006,770	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 5.524%, (US0006M + 3.000%), 04/22/24	1,964,126	0.1
11,101,870	Berry Global, Inc. USD Term Loan U, 4.549%, (US0001M + 2.500%), 07/01/26	11,168,104	0.8
6,447,797	BWAY Holding Company 2017 Term Loan B, 5.590%, (US0003M + 3.250%), 04/03/24	6,325,560	0.4
3,855,338	Charter NEX US, Inc. Incremental Term Loan, 5.554%, (US0001M + 3.500%), 05/16/24	3,864,174	0.3
1,813,403	Flex Acquisition Company, Inc. 1st Lien Term Loan, 5.319%, (US0003M + 3.000%), 12/29/23	1,747,342	0.1
8,669,672	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 5.569%, (US0003M + 3.250%), 06/29/25	8,366,234	0.6
3,629,063	Pelican Products, Inc. 2018 1st Lien Term Loan, 5.539%, (US0001M + 3.500%), 05/01/25	3,488,436	0.3
425,000	Pelican Products, Inc. 2018 2nd Lien Term Loan, 9.789%, (US0001M + 7.750%), 05/01/26	408,000	0.0
660,000	Proampac AC Borrower LLC Second Lien Term Loan, 10.624%, (US0003M + 8.500%), 11/18/24	633,600	0.0
6,541,836	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.794%, (US0001M + 2.750%), 02/05/23	6,559,721	0.5
1,661,040	Tricorbraun Holdings Inc First Lien Term Loan, 5.864%, (US0003M + 3.750%), 11/30/23	1,619,514	0.1

See Accompanying Notes to Financial Statements

23

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Containers & Glass Products: (continued)
2,630,551	Trident TPI Holdings, Inc. 2017 USD Term Loan B1, 5.294%, (US0001M + 3.250%), 10/17/24	$2,546,155	0.2
		48,690,966	3.4

	Cosmetics/Toiletries: 0.5%
4,202,550	Anastasia Parent, LLC 2018 Term Loan B, 5.794%, (US0001M + 3.750%), 08/11/25	3,488,117	0.2
4,448,196	Wellness Merger Sub, Inc. 1st Lien Term Loan, 6.374%, (US0003M + 4.250%), 06/30/24	4,435,221	0.3
		7,923,338	0.5

	Drugs: 1.2%
4,182,008	Alvogen Pharma US, Inc. 2018 Term Loan B, 6.790%, (US0001M + 4.750%), 04/02/22	3,784,717	0.3
5,868,950	Amneal Pharmaceuticals LLC 2018 Term Loan B, 5.563%, (US0001M + 3.500%), 05/04/25	5,042,408	0.4
5,316,100	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 6.296%, (US0001M + 4.250%), 04/29/24	4,848,283	0.3
3,129,064	Horizon Pharma, Inc. 2019 Term Loan B, 4.625%, (US0001M + 2.500%), 05/22/26	3,144,709	0.2
		16,820,117	1.2

	Ecological Services & Equipment: 0.5%
7,117,920	GFL Environmental Inc. 2018 USD Term Loan B, 5.044%, (US0001M + 3.000%), 05/30/25	7,064,535	0.5
820,586	Gopher Resource, LLC 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 03/06/25	808,961	0.0
		7,873,496	0.5

	Electronics/Electrical: 14.0%
2,312,661	ABC Financial Services, Inc. 1st Lien Term Loan, 6.278%, (US0001M + 4.250%), 01/02/25	2,303,988	0.2
3,248,845	ASG Technologies Group, Inc. 2018 Term Loan, 5.544%, (US0001M + 3.500%), 07/31/24	3,240,723	0.2
4,682,109	Barracuda Networks, Inc. 1st Lien Term Loan, 5.398%, (US0003M + 3.250%), 02/12/25	4,692,058	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
7,657,063	BMC Software Finance, Inc. 2018 USD Term Loan B, 6.294%, (US0001M + 4.250%), 10/02/25	$7,386,072	0.5
1,222,619	Brave Parent Holdings, Inc. 1st Lien Term Loan, 6.256%, (US0003M + 4.000%), 04/18/25	1,176,261	0.1
846,545	Carbonite, Inc Term Loan B, 6.006%, (US0001M + 3.750%), 03/26/26	848,486	0.1
3,474,900	Cohu, Inc. 2018 Term Loan B, 5.200%, (US0006M + 3.000%), 10/01/25	3,301,155	0.2
2,749,639	Dynatrace LLC 2018 1st Lien Term Loan, 4.794%, (US0001M + 2.750%), 08/22/25	2,763,387	0.2
2,977,500	EagleView Technology Corporation 2018 Add On Term Loan B, 5.544%, (US0003M + 3.500%), 08/14/25	2,895,619	0.2
1,061,563	Electrical Components International, Inc. 2018 1st Lien Term Loan, 6.355%, (US0003M + 4.250%), 06/26/25	976,638	0.1
6,777,315	Epicor Software Corporation 1st Lien Term Loan, 5.300%, (US0001M + 3.250%), 06/01/22	6,786,492	0.5
2,126,600	Exact Merger Sub LLC 1st Lien Term Loan, 6.354%, (US0003M + 4.250%), 09/27/24	2,123,278	0.1
3,270,000	GlobalFoundries Inc USD Term Loan B, 6.125%, (US0001M + 4.000%), 06/05/26	3,188,250	0.2
6,673,677	Greeneden U.S. Holdings II, LLC 2018 USD Term Loan B, 5.294%, (US0001M + 3.250%), 12/01/23	6,646,148	0.5
9,244,889	Hyland Software, Inc. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 07/01/24	9,255,623	0.6
4,024,913	Imperva, Inc. 1st Lien Term Loan, 6.303%, (US0003M + 4.000%), 01/12/26	3,924,289	0.3
1,368,871	Imperva, Inc. 2nd Lien Term Loan, 9.930%, (US0001M + 7.750%), 01/10/27	1,300,428	0.1
7,623,668	Informatica Corporation 2018 USD Term Loan, 5.294%, (US0001M + 3.250%), 08/05/22	7,664,165	0.5

See Accompanying Notes to Financial Statements

24

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
2,790,276	Kronos Incorporated 2017 Term Loan B, 5.253%, (US0003M + 3.000%), 11/01/23	$2,798,778	0.2
5,994,158	McAfee, LLC 2018 USD Term Loan B, 5.794%, (US0001M + 3.750%), 09/30/24	6,013,423	0.4
7,255,977	MH Sub I, LLC 2017 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 09/13/24	7,215,162	0.5
2,540,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 9.544%, (US0001M + 7.500%), 09/15/25	2,559,050	0.2
1,159,733	Navex TopCo, Inc. 2018 1st Lien Term Loan, 5.380%, (US0003M + 3.250%), 09/05/25	1,150,310	0.1
410,000	Navex TopCo, Inc. 2018 2nd Lien Term Loan, 9.130%, (US0003M + 7.000%), 09/05/26	406,925	0.0
3,333,324	Optiv Security, Inc. 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 02/01/24	2,591,659	0.2
3,570,000	Project Boost Purchaser, LLC 2019 Term Loan B, 5.544%, (US0001M + 3.500%), 06/01/26	3,551,593	0.2
2,317,488	Project Leopard Holdings, Inc. 2019 Term Loan, 6.450%, (US0001M + 4.250%), 07/07/23	2,321,107	0.2
6,781,238	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 6.506%, (US0003M + 4.250%), 05/16/25	6,711,730	0.5
3,000,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 10.506%, (US0003M + 8.250%), 05/16/26	2,955,000	0.2
6,260,849	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 5.287%, (US0003M + 3.000%), 11/03/23	5,756,068	0.4
8,915,744	Riverbed Technology, Inc. 2016 Term Loan, 5.300%, (US0001M + 3.250%), 04/24/22	7,400,067	0.5
1,685,000	Rocket Software, Inc. 2018 2nd Lien Term Loan, 10.294%, (US0001M + 8.250%), 11/27/26	1,555,816	0.1
6,099,350	Rocket Software, Inc. 2018 Term Loan, 6.294%, (US0001M + 4.250%), 11/28/25	5,737,201	0.4
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
4,667,944	RP Crown Parent LLC Term Loan B, 4.804%, (US0003M + 2.750%), 10/12/23	$4,676,673	0.3
5,280,100	Severin Acquisition, LLC 2018 Term Loan B, 5.459%, (US0003M + 3.250%), 08/01/25	5,207,499	0.4
2,520,318	Sirius Computer Solutions, Inc. 2019 Term Loan B, 6.354%, (US0003M + 4.250%), 07/01/26	2,529,770	0.2
7,718,212	SkillSoft Corporation 1st Lien Term Loan, 6.946%, (US0006M + 4.750%), 04/28/21	6,245,322	0.4
9,155,479	SolarWinds Holdings, Inc. 2018 Term Loan B, 4.794%, (US0001M + 2.750%), 02/05/24	9,177,095	0.6
4,525,800	SonicWall US Holdings Inc. 1st Lien Term Loan, 5.636%, (US0003M + 3.500%), 05/16/25	4,405,110	0.3
1,060,000	SonicWall US Holdings Inc. 2nd Lien Term Loan, 9.636%, (US0003M + 7.500%), 05/18/26	938,100	0.1
3,540,000	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 7.104%, (US0003M + 5.000%), 05/29/26	3,213,654	0.2
3,955,113	TriTech Software Systems 2018 Term Loan B, 5.794%, (US0001M + 3.750%), 08/29/25	3,717,806	0.2
8,635,000	Ultimate Software Group Inc(The) Term Loan B, 5.794%, (US0001M + 3.750%), 05/04/26	8,690,048	0.6
10,018,994	Veritas Bermuda Ltd. USD Repriced Term Loan B, 6.553%, (US0001M + 4.500%), 01/27/23	9,488,819	0.7
8,098,800	Vertafore, Inc. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 07/02/25	7,890,766	0.6
2,015,000	Vertafore, Inc. 2018 2nd Lien Term Loan, 9.294%, (US0001M + 7.250%), 07/02/26	1,988,553	0.1
1,280,666	Web.com Group, Inc. 2018 2nd Lien Term Loan, 9.778%, (US0001M + 7.750%), 10/09/26	1,251,851	0.1

See Accompanying Notes to Financial Statements

25

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
3,134,931	Web.com Group, Inc. 2018 Term Loan B, 5.778%, (US0001M + 3.750%), 10/10/25	$3,083,989	0.2
		201,702,004	14.0

	Financial: 0.1%
1,317,933	Blucora, Inc. 2017 Term Loan B, 5.087%, (US0002M + 3.000%), 05/22/24	1,322,052	0.1

	Financial Intermediaries: 2.1%
4,386,173	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 06/15/25	4,378,861	0.3
1,182,038	Blackstone Mortgage Trust, Inc. Term Loan B, 4.544%, (US0001M + 2.500%), 04/23/26	1,188,672	0.1
6,449,850	DTZ U.S. Borrower LLC 2018 Add On Term Loan B, 5.294%, (US0001M + 3.250%), 08/21/25	6,478,036	0.4
8,442,283	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 5.307%, (US0001M + 3.250%), 07/21/25	8,467,154	0.6
1,045,000	Edelman Financial Center, LLC 2018 2nd Lien Term Loan, 8.807%, (US0001M + 6.750%), 07/20/26	1,049,789	0.0
1,185,672	Focus Financial Partners, LLC 2018 Incremental Term Loan, 4.546%, (US0001M + 2.500%), 07/03/24	1,192,465	0.1
1,216,369	Priority Payment Systems LLC Term Loan, 7.050%, (US0001M + 5.000%), 01/03/23	1,195,083	0.1
1,065,000	VFH Parent LLC 2019 Term Loan B, 5.585%, (US0003M + 3.500%), 03/01/26	1,068,439	0.1
5,463,105	Victory Capital Holdings, Inc. 2019 Term Loan B, 5.569%, (US0003M + 3.250%), 07/01/26	5,494,687	0.4
		30,513,186	2.1

	Food Products: 1.7%
3,979,925	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 5.792%, (US0001M + 3.750%), 10/01/25	3,999,825	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Food Products: (continued)
400,000	8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 9.792%, (US0001M + 7.750%), 10/01/26	$399,000	0.0
2,205,000	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.841%, (US0003M + 3.500%), 07/07/24	2,210,512	0.2
525,000	B&G Foods, Inc. 2019 Term Loan B, 4.585%, (US0003M + 2.500%), 09/17/26	527,953	0.0
2,400,547	Del Monte Foods, Inc. 1st Lien Term Loan, 5.399%, (US0003M + 3.250%), 02/18/21	1,812,413	0.1
8,657,234	IRB Holding Corp 1st Lien Term Loan, 5.550%, (US0003M + 3.250%), 02/05/25	8,628,380	0.6
797,995	JBS USA Lux S.A. 2019 Term Loan B, 4.589%, (US0001M + 2.500%), 05/01/26	802,899	0.1
668,090	NPC International, Inc. 1st Lien Term Loan, 5.544%, (US0001M + 3.500%), 04/19/24	433,424	0.0
970,000	NPC International, Inc. 2nd Lien Term Loan, 9.544%, (US0001M + 7.500%), 04/18/25	297,467	0.0
5,139,938	Sigma Bidco B.V. 2018 USD Term Loan B, 5.320%, (US0003M + 3.000%), 07/02/25	5,129,231	0.4
		24,241,104	1.7

	Food Service: 1.2%
1,187,025	Carrols Restaurant Group, Inc. Term Loan B, 5.310%, (US0001M + 3.250%), 04/30/26	1,155,124	0.1
2,963,761	Dhanani Group Inc. 2018 Term Loan B, 5.794%, (US0001M + 3.750%), 07/20/25	2,726,660	0.2
1,024,222	Fogo De Chao, Inc. 2018 Add On Term Loan, 6.294%, (US0001M + 4.250%), 04/07/25	1,028,703	0.0
6,859,580	Golden Nugget, Inc. 2017 Incremental Term Loan B, 4.800%, (US0001M + 2.750%), 10/04/23	6,856,720	0.5
6,083,000	Hearthside Food Solutions, LLC 2018 Term Loan B, 5.731%, (US0001M + 3.688%), 05/23/25	5,738,295	0.4
		17,505,502	1.2

See Accompanying Notes to Financial Statements

26

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Food/Drug Retailers: 1.5%
8,201,247	Albertsons, LLC 2019 Term Loan B7, 4.794%, (US0001M + 2.750%), 11/17/25	$8,262,117	0.6
5,205,756	EG Finco Limited 2018 USD Term Loan, 6.104%, (US0003M + 4.000%), 02/07/25	5,156,140	0.3
930,825	EG Group Limited 2018 USD Term Loan B, 6.104%, (US0003M + 4.000%), 02/07/25	921,953	0.1
6,350,535	Moran Foods LLC Term Loan, 8.104%, (US0003M + 6.000%), 12/05/23	2,667,225	0.2
5,047,150	United Natural Foods, Inc. Term Loan B, 6.294%, (US0001M + 4.250%), 10/22/25	4,230,143	0.3
		21,237,578	1.5

	Forest Products: 0.4%
3,263,712	Blount International Inc. 2018 Term Loan B, 5.946%, (US0001M + 3.750%), 04/12/23	3,273,872	0.3
1,785,000	LABL, Inc. 2019 USD Term Loan, 6.600%, (US0001M + 4.500%), 07/01/26	1,794,371	0.1
		5,068,243	0.4

	Health Care: 11.0%
1,523,488	Accelerated Health Systems, LLC Term Loan B, 5.542%, (US0001M + 3.500%), 10/31/25	1,527,296	0.1
2,333,111	ADMI Corp. 2018 Term Loan B, 4.794%, (US0001M + 2.750%), 04/30/25	2,314,154	0.2
1,547,225	Agiliti Health, Inc Term Loan, 5.125%, (US0001M + 3.000%), 01/04/26	1,547,225	0.1
3,217,520	Air Methods Corporation 2017 Term Loan B, 5.604%, (US0003M + 3.500%), 04/21/24	2,633,540	0.2
6,850,575	Athenahealth, Inc. 2019 Term Loan B, 6.681%, (US0003M + 4.500%), 02/11/26	6,823,461	0.5
4,029,264	ATI Holdings Acquisition, Inc. 2016 Term Loan, 5.554%, (US0001M + 3.500%), 05/10/23	3,993,170	0.3
9,114,216	Auris Luxembourg III S.a.r.l. 2019 USD Term Loan B, 5.794%, (US0001M + 3.750%), 02/27/26	9,057,252	0.6
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Health Care: (continued)
8,717,976	Bausch Health Companies, Inc. 2018 Term Loan B, 5.039%, (US0001M + 3.000%), 06/02/25	$8,763,126	0.6
1,096,456	Carestream Dental Equiment, Inc 2017 1st Lien Term Loan B, 5.294%, (US0001M + 3.250%), 09/01/24	1,069,730	0.1
9,363,518	Change Healthcare Holdings LLC 2017 Term Loan B, 4.544%, (US0001M + 2.500%), 03/01/24	9,330,596	0.6
4,733,330	CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 5.044%, (US0001M + 3.000%), 06/07/23	4,732,738	0.3
3,988,425	Concentra Inc. 2018 1st Lien Term Loan, 4.540%, (US0003M + 2.500%), 06/01/22	4,008,367	0.3
3,691,596	DaVita, Inc. 2019 Term Loan B, 4.294%, (US0001M + 2.250%), 08/12/26	3,716,462	0.3
3,404,420	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 5.796%, (US0001M + 3.750%), 06/06/25	3,354,416	0.2
1,818,967	Diplomat Pharmacy, Inc. 2017 Term Loan B, 6.550%, (US0001M + 4.500%), 12/20/24	1,706,797	0.1
2,015,000	Emerald TopCo Inc Term Loan, 5.544%, (US0001M + 3.500%), 07/24/26	2,010,591	0.1
9,518,075	Envision Healthcare Corporation 2018 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 10/10/25	7,788,955	0.5
5,125,881	ExamWorks Group, Inc. 2017 Term Loan, 5.294%, (US0001M + 3.250%), 07/27/23	5,152,577	0.4
2,947,500	Global Medical Response, Inc. 2017 Term Loan B2, 6.294%, (US0001M + 4.250%), 03/14/25	2,766,965	0.2
4,130,731	Global Medical Response, Inc. 2018 Term Loan B1, 5.307%, (US0001M + 3.250%), 04/28/22	3,876,691	0.3
2,025,732	GoodRx, Inc. 1st Lien Term Loan, 4.807%, (US0001M + 2.750%), 10/10/25	2,029,109	0.1

See Accompanying Notes to Financial Statements

27

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Health Care: (continued)
5,034,150		Inovalon Holdings, Inc. 2018 Term Loan B, 5.563%, (US0001M + 3.500%), 04/02/25	$5,069,545	0.4
7,169,369		Jaguar Holding Company II 2018 Term Loan, 4.544%, (US0001M + 2.500%), 08/18/22	7,184,604	0.5
4,400,110		Kinetic Concepts, Inc. 2017 USD Term Loan B, 7.250%, (PRIME + 2.250%), 02/02/24	4,415,924	0.3
7,372,929		MPH Acquisition Holdings LLC 2016 Term Loan B, 4.854%, (US0003M + 2.750%), 06/07/23	7,038,073	0.5
2,950,550		nThrive, Inc. 2016 1st Lien Term Loan, 6.544%, (US0001M + 4.500%), 10/20/22	2,694,835	0.2
5,637,114		Ortho-Clinical Diagnostics SA 2018 Term Loan B, 5.563%, (US0003M + 3.250%), 06/30/25	5,468,000	0.4
308		Pearl Intermediate Parent LLC 2018 1st Lien Term Loan, 4.794%, (US0001M + 2.750%), 02/14/25	306	0.0
296	(1)	Pearl Intermediate Parent LLC 2018 Delayed Draw Term Loan, 4.794%, (US0001M + 2.750%), 02/14/25	294	0.0
3,890,000		Phoenix Guarantor Inc Term Loan B, 6.567%, (US0001M + 4.500%), 03/05/26	3,903,374	0.3
4,461,288		RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 6.554%, (US0001M + 4.500%), 11/17/25	4,470,348	0.3
3,454,879		Select Medical Corporation 2017 Term Loan B, 4.580%, (US0003M + 2.500%), 03/06/25	3,460,275	0.2
6,144,711		Sotera Health Holdings, LLC 2017 Term Loan, 5.044%, (US0001M + 3.000%), 05/15/22	6,081,347	0.4
6,473,011		Surgery Center Holdings, Inc. 2017 Term Loan B, 5.300%, (US0001M + 3.250%), 09/02/24	6,343,551	0.4
2,695,267		Team Health Holdings, Inc. 1st Lien Term Loan, 4.794%, (US0001M + 2.750%), 02/06/24	2,232,579	0.2
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Health Care: (continued)
1,228,557	Tecomet Inc. 2017 Repriced Term Loan, 5.278%, (US0001M + 3.250%), 05/01/24	$1,223,694	0.1
4,142,993	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 5.044%, (US0001M + 3.000%), 06/23/24	4,058,840	0.3
4,330,756	Vizient, Inc. 2019 Term Loan B5, 4.544%, (US0001M + 2.500%), 05/06/26	4,355,567	0.3
657,977	Wink Holdco, Inc 1st Lien Term Loan B, 5.044%, (US0001M + 3.000%), 12/02/24	648,313	0.0
1,010,000	Wink Holdco, Inc 2nd Lien Term Loan B, 8.800%, (US0001M + 6.750%), 12/01/25	1,008,106	0.1
		157,860,793	11.0

	Home Furnishings: 0.4%
1,989,907	Hillman Group Inc. (The) 2018 Term Loan B, 6.044%, (US0001M + 4.000%), 05/31/25	1,933,941	0.1
3,575,000	Prime Security Services Borrower, LLC 2019 Term Loan B1, 5.335%, (US0003M + 3.250%), 09/23/26	3,538,610	0.3
		5,472,551	0.4

	Industrial: 0.6%
8,887,500	NCI Building Systems, Inc. 2018 Term Loan, 5.789%, (US0001M + 3.750%), 04/12/25	8,713,456	0.6

	Industrial Equipment: 1.5%
2,475,000	APi Group DE, Inc. Term Loan B, 4.585%, (US0003M + 2.500%), 09/25/26	2,487,375	0.2
5,536,315	Cortes NP Acquisition Corporation 2017 Term Loan B, 6.044%, (US0001M + 4.000%), 11/30/23	5,275,649	0.4
1,612,813	CPM Holdings, Inc. 2018 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 11/15/25	1,589,628	0.1
2,482,570	EWT Holdings III Corp. 2017 Repriced Term Loan, 5.044%, (US0001M + 3.000%), 12/20/24	2,494,983	0.2
2,992,108	Filtration Group Corporation 2018 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 03/29/25	3,003,017	0.2

See Accompanying Notes to Financial Statements

28

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Industrial Equipment: (continued)
2,870,000	Granite Holdings US Acquisition Co. Term Loan B, 7.335%, (US0003M + 5.250%), 09/19/26	$2,805,425	0.2
2,403,512	Kenan Advantage Group, Inc. 2015 Term Loan, 5.044%, (US0001M + 3.000%), 07/31/22	2,306,369	0.2
730,852	Kenan Advantage Group, Inc. CAD Term Loan B, 5.044%, (US0001M + 3.000%), 07/31/22	701,313	0.0
242,093	Safe Fleet Holdings LLC 2018 1st Lien Term Loan, 5.040%, (US0001M + 3.000%), 02/01/25	235,890	0.0
475,000	Safe Fleet Holdings LLC 2018 2nd Lien Term Loan, 8.790%, (US0001M + 6.750%), 02/01/26	464,312	0.0
844,313	Shape Technologies Group, Inc. Term Loan, 5.259%, (US0003M + 3.000%), 04/21/25	776,768	0.0
		22,140,729	1.5

	Insurance: 5.4%
1,970,100	Achilles Acquisition LLC 2018 Term Loan, 6.063%, (US0001M + 4.000%), 10/13/25	1,973,794	0.1
8,147,083	Acrisure, LLC 2017 Term Loan B, 6.354%, (US0003M + 4.250%), 11/22/23	8,131,807	0.6
2,138,950	Acrisure, LLC 2018 Term Loan B, 5.854%, (US0003M + 3.750%), 11/22/23	2,114,219	0.1
2,837,381	Alera Group Holdings, Inc. 2018 Term Loan B, 6.544%, (US0001M + 4.500%), 07/25/25	2,862,208	0.2
6,647,852	Alliant Holdings Intermediate, LLC 2018 Term Loan B, 5.054%, (US0003M + 3.000%), 05/09/25	6,540,516	0.5
2,408,963	Alliant Holdings Intermediate, LLC Term Loan B, 5.289%, (US0001M + 3.250%), 05/09/25	2,394,658	0.2
5,640,476	AmWINS Group, Inc. 2017 Term Loan B, 4.796%, (US0001M + 2.750%), 01/25/24	5,649,878	0.4
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Insurance: (continued)
5,605,476	Applied Systems, Inc. 2017 1st Lien Term Loan, 5.104%, (US0003M + 3.000%), 09/19/24	$5,604,977	0.4
1,120,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 9.104%, (US0003M + 7.000%), 09/19/25	1,136,100	0.1
1,811,313	Aretec Group, Inc. 2018 Term Loan, 6.294%, (US0001M + 4.250%), 10/01/25	1,752,445	0.1
5,370,957	AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan, 5.544%, (US0001M + 3.500%), 10/22/24	5,355,290	0.4
5,559,016	CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.800%, (US0001M + 2.750%), 04/26/24	5,545,119	0.4
300,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 8.794%, (US0001M + 6.750%), 04/27/25	303,125	0.0
9,198,738	Hub International Limited 2018 Term Loan B, 5.267%, (US0003M + 3.000%), 04/25/25	9,109,621	0.6
7,317,693	NFP Corp. Term Loan B, 5.044%, (US0001M + 3.000%), 01/08/24	7,201,525	0.5
8,292,350	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 5.294%, (US0001M + 3.250%), 12/31/25	8,174,184	0.6
3,302,152	USI, Inc. 2017 Repriced Term Loan, 5.104%, (US0003M + 3.000%), 05/16/24	3,249,869	0.2
		77,099,335	5.4

	Leisure Good/Activities/Movies: 4.8%
392,192	Airxcel, Inc. 2018 1st Lien Term Loan, 6.544%, (US0001M + 4.500%), 04/28/25	377,976	0.0
865,000	Airxcel, Inc. 2018 2nd Lien Term Loan, 10.794%, (US0001M + 8.750%), 04/27/26	787,150	0.1
6,497,362	AMC Entertainment Holdings Inc. 2019 Term Loan B, 5.230%, (US0006M + 3.000%), 04/22/26	6,533,910	0.4

See Accompanying Notes to Financial Statements

29

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Leisure Good/Activities/Movies: (continued)
5,149,420	Bombardier Recreational Products, Inc. 2019 Incremental Term Loan B2, 4.544%, (US0001M + 2.500%), 05/23/25	$5,183,751	0.4
6,783,725	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 4.854%, (US0003M + 2.750%), 09/18/24	6,066,346	0.4
3,835,000	Crown Finance US, Inc. 2019 Incremental Term Loan, 4.835%, (US0003M + 2.750%), 09/20/26	3,826,371	0.3
4,188,487	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 03/08/24	4,196,864	0.3
8,307,200	Fitness International, LLC 2018 Term Loan B, 5.294%, (US0001M + 3.250%), 04/18/25	8,333,160	0.6
2,977,273	Intrawest Resorts Holdings, Inc. Term Loan B1, 5.044%, (US0001M + 3.000%), 07/31/24	2,984,716	0.2
7,064,238	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 5.540%, (US0001M + 3.500%), 07/03/24	7,099,559	0.5
6,381,753	Life Time, Inc. 2017 Term Loan B, 4.874%, (US0003M + 2.750%), 06/10/22	6,393,055	0.4
2,937,800	NEP/NCP Holdco, Inc. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 10/20/25	2,890,977	0.2
2,280,000	NEP/NCP Holdco, Inc. 2018 2nd Lien Term Loan, 9.044%, (US0001M + 7.000%), 10/19/26	2,234,400	0.2
1,914,150	SRAM, LLC 2018 Term Loan B, 4.836%, (US0001M + 2.750%), 03/15/24	1,921,281	0.1
5,942,375	Thor Industries, Inc. USD Term Loan B, 5.875%, (US0001M + 3.750%), 02/01/26	5,808,671	0.4
1,637,625	WeddingWire, Inc. 1st Lien Term Loan, 6.546%, (US0001M + 4.500%), 12/19/25	1,639,631	0.1
600,000	WeddingWire, Inc. 2nd Lien Term Loan, 10.294%, (US0001M + 8.250%), 12/21/26	594,000	0.1
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Leisure Good/Activities/Movies: (continued)
1,560,000	Winnebago Industries, Inc. 2017 Term Loan, 5.588%, (US0001M + 3.500%), 11/08/23	$1,550,250	0.1
		68,422,068	4.8

	Lodging & Casinos: 3.8%
18,196,272	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 4.794%, (US0001M + 2.750%), 12/22/24	18,100,414	1.3
7,868,621	Everi Payments Inc. Term Loan B, 5.044%, (US0001M + 3.000%), 05/09/24	7,887,561	0.6
6,031,250	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 5.060%, (US0001M + 3.000%), 10/21/24	6,057,486	0.4
4,408,950	PCI Gaming Authority Term Loan, 5.044%, (US0001M + 3.000%), 05/29/26	4,437,608	0.3
8,940,178	Scientific Games International, Inc. 2018 Term Loan B5, 4.876%, (US0002M + 2.750%), 08/14/24	8,877,919	0.6
6,352,120	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 5.604%, (US0003M + 3.500%), 07/10/25	6,385,348	0.4
2,989,150	Station Casinos LLC 2016 Term Loan B, 4.550%, (US0001M + 2.500%), 06/08/23	3,004,604	0.2
		54,750,940	3.8

	Nonferrous Metals/Minerals: 0.9%
11,331,624	Covia Holdings Corporation Term Loan, 6.313%, (US0003M + 4.000%), 06/01/25	9,283,433	0.6
4,178,817	U.S. Silica Company 2018 Term Loan B, 6.063%, (US0001M + 4.000%), 05/01/25	3,963,607	0.3
		13,247,040	0.9

	Oil & Gas: 1.6%
2,044,125	Brazos Delaware II, LLC Term Loan B, 6.046%, (US0001M + 4.000%), 05/21/25	1,890,816	0.1
2,670,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 8.794%, (US0001M + 6.750%), 10/29/25	1,668,750	0.1

See Accompanying Notes to Financial Statements

30

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Oil & Gas: (continued)
2,258,714	Glass Mountain Pipeline Holdings, LLC Term Loan B, 7.120%, (US0003M + 4.500%), 12/23/24	$2,142,955	0.1
4,341,150	Grizzly Acquisitions Inc. 2018 Term Loan B, 5.569%, (US0003M + 3.250%), 10/01/25	4,297,739	0.3
958,306	HGIM Corp. 2018 Exit Term Loan, 8.034%, (US0003M + 6.000%), 07/02/23	843,309	0.1
2,538,638	Lower Cadence Holdings LLC Term Loan B, 6.054%, (US0001M + 4.000%), 05/22/26	2,476,758	0.2
3,010,000	Lucid Energy Group II LLC Incremental Term Loan B2, 5.046%, (US0001M + 3.000%), 02/17/25	2,856,993	0.2
3,772,550	McDermott Technology Americas Inc 2018 1st Lien Term Loan, 7.104%, (US0003M + 5.000%), 05/09/25	2,412,334	0.2
434,683	Medallion Midland Acquisition, LLC 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 10/30/24	423,453	0.0
838,663	Moda Ingleside Energy Center, LLC 2018 Term Loan B, 5.296%, (US0001M + 3.250%), 09/29/25	839,711	0.1
2,195,847	Navitas Midstream Midland Basin, LLC Term Loan B, 6.544%, (US0001M + 4.500%), 12/13/24	2,075,076	0.1
1,531,163	UGI Energy Services, LLC Term Loan B, 5.794%, (US0001M + 3.750%), 08/13/26	1,544,560	0.1
		23,472,454	1.6

	Publishing: 0.2%
2,000,000	Meredith Corporation 2018 Term Loan B, 4.794%, (US0001M + 2.750%), 01/31/25	2,005,536	0.1
1,068,438	Merrill Communications, LLC 2015 Term Loan, 7.506%, (US0003M + 5.250%), 05/27/22	1,072,445	0.1
		3,077,981	0.2

	Radio & Television: 2.4%
5,195,090	A-L Parent LLC 2016 1st Lien Term Loan, 5.300%, (US0001M + 3.250%), 12/01/23	5,224,312	0.4
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Radio & Television: (continued)
2,690,000	Clear Channel Outdoor Holdings, Inc. Term Loan B, 5.544%, (US0001M + 3.500%), 08/21/26	$2,701,529	0.2
1,205,000	Cumulus Media New Holdings Inc. Term Loan B, 5.835%, (US0003M + 3.750%), 03/17/26	1,209,769	0.1
5,865,000	Diamond Sports Group, LLC Term Loan, 5.300%, (US0001M + 3.250%), 08/24/26	5,904,407	0.4
3,531,224	Entercom Media Corp. 2017 Term Loan B, 4.804%, (US0001M + 2.750%), 11/18/24	3,538,728	0.2
2,838,031	NASCAR Holdings, Inc Term Loan B, 4.888%, (US0003M + 2.750%), 07/27/26	2,861,754	0.2
9,328,478	Nexstar Broadcasting, Inc. 2019 Term Loan B4, 4.807%, (US0003M + 2.750%), 09/18/26	9,385,811	0.7
3,532,647	Sinclair Television Group Inc. Term Loan B2B, 4.540%, (US0001M + 2.500%), 09/30/26	3,553,624	0.2
		34,379,934	2.4

	Retailers (Except Food & Drug): 2.4%
2,443,250	Academy, Ltd. 2015 Term Loan B, 6.100%, (US0001M + 4.000%), 07/01/22	1,718,419	0.1
4,471,906	Bass Pro Group, LLC Term Loan B, 7.044%, (US0001M + 5.000%), 09/25/24	4,316,087	0.3
3,328,245	Belk, Inc. TL B 1L, 6.803%, (US0002M + 4.750%), 12/12/22	2,462,902	0.2
1,586,798	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 4.786%, (US0001M + 2.750%), 02/03/24	1,593,199	0.1
7,436,613	Jo-Ann Stores, Inc. 2016 Term Loan, 7.252%, (US0003M + 5.000%), 10/20/23	5,199,434	0.4
994,876	Jo-Ann Stores, Inc. 2018 2nd Lien Term Loan, 11.509%, (US0003M + 9.250%), 05/21/24	323,335	0.0
5,697,716	Leslies Poolmart, Inc. 2016 Term Loan, 5.544%, (US0001M + 3.500%), 08/16/23	5,438,943	0.4

See Accompanying Notes to Financial Statements

31

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Retailers (Except Food & Drug): (continued)
9,019,391	Mens Wearhouse, Inc. (The) 2018 Term Loan, 5.350%, (US0001M + 3.250%), 04/09/25	$7,666,482	0.5
7,635,617	Petco Animal Supplies, Inc. 2017 Term Loan B, 5.506%, (US0003M + 3.250%), 01/26/23	5,812,614	0.4
		34,531,415	2.4

	Steel: 0.2%
3,273,649	GrafTech Finance, Inc. 2018 Term Loan B, 5.544%, (US0001M + 3.500%), 02/12/25	3,193,172	0.2

	Surface Transport: 1.0%
6,249,751	Navistar International Corporation 2017 1st Lien Term Loan B, 5.530%, (US0001M + 3.500%), 11/06/24	6,239,945	0.4
2,816,347	PODS, LLC 2018 1st Lien Term Loan, 5.053%, (US0001M + 2.750%), 12/06/24	2,815,173	0.2
4,993,613	Savage Enterprises LLC 2018 1st Lien Term Loan B, 6.040%, (US0001M + 4.000%), 08/01/25	5,052,913	0.4
		14,108,031	1.0

	Technology: 0.5%
7,299,286	Almonde, Inc. — TL B 1L, 5.696%, (US0006M + 3.500%), 06/13/24	7,115,497	0.5

	Telecommunications: 6.7%
1,935,051	Altice Financing SA 2017 USD Term Loan B, 4.778%, (US0001M + 2.750%), 07/15/25	1,891,029	0.2
1,935,525	Altice Financing SA USD 2017 1st Lien Term Loan, 4.807%, (US0001M + 2.750%), 01/31/26	1,889,556	0.1
8,862,688	Altice France S.A. USD Term Loan B12, 5.715%, (US0001M + 3.688%), 01/31/26	8,813,944	0.6
3,600,000	Asurion LLC 2017 2nd Lien Term Loan, 8.544%, (US0001M + 6.500%), 08/04/25	3,661,499	0.2
7,044,313	Asurion LLC 2017 Term Loan B4, 5.044%, (US0001M + 3.000%), 08/04/22	7,072,490	0.5
11,008,150	Asurion LLC 2018 Term Loan B7, 5.044%, (US0001M + 3.000%), 11/03/24	11,056,310	0.8
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Telecommunications: (continued)
7,142,626	Avaya, Inc. 2018 Term Loan B, 6.334%, (US0001M + 4.250%), 12/15/24	$6,800,373	0.5
18,399,170	CenturyLink, Inc. 2017 Term Loan B, 4.794%, (US0001M + 2.750%), 01/31/25	18,297,589	1.3
7,355,000	CommScope, Inc. 2019 Term Loan B, 5.294%, (US0001M + 3.250%), 04/06/26	7,342,680	0.5
2,981,391	Consolidated Communications, Inc. 2016 Term Loan B, 5.050%, (US0001M + 3.000%), 10/04/23	2,862,136	0.2
5,259,758	Flexential Intermediate Corporation 2017 1st Lien Term Loan, 5.604%, (US0003M + 3.500%), 08/01/24	4,551,331	0.3
7,056,749	Global Tel*Link Corporation 2018 1st Lien Term Loan, 6.294%, (US0001M + 4.250%), 11/29/25	6,772,277	0.5
2,225,000	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 10.294%, (US0001M + 8.250%), 11/29/26	2,130,437	0.1
1,935,000	Inmarsat Finance plc Term Loan B, 6.585%, (US0003M + 4.500%), 09/23/26	1,907,587	0.1
4,175,304	Level 3 Financing Inc. 2017 Term Loan B, 4.294%, (US0001M + 2.250%), 02/22/24	4,187,483	0.3
2,432	MTN Infrastructure TopCo Inc 1st Lien Term Loan B, 5.044%, (US0001M + 3.000%), 11/15/24	2,411	0.0
3,780,630	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.544%, (US0003M + 4.500%), 11/01/24	3,386,027	0.3
3,440,909	Speedcast International Limited Term Loan B, 4.854%, (US0003M + 2.750%), 05/15/25	2,959,182	0.2
		95,584,341	6.7

	Utilities: 1.5%
6,150,000	Calpine Corporation 2019 Term Loan B10, 4.544%, (US0001M + 2.500%), 08/12/26	6,173,063	0.4
2,843,513	Edgewater Generation, L.L.C. Term Loan, 5.794%, (US0001M + 3.750%), 12/13/25	2,815,077	0.2

See Accompanying Notes to Financial Statements

32

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Utilities: (continued)
1,893,126	Heritage Power LLC Term Loan B, 8.205%, (US0006M + 6.000%), 07/30/26	$1,855,263	0.1
2,226,809	LMBE-MC Holdco II LLC Term Loan B, 6.020%, (US0003M + 4.000%), 11/14/25	2,229,592	0.2
3,200,609	Longview Power LLC Term Loan B, 8.260%, (US0003M + 6.000%), 04/13/21	2,571,155	0.2
3,397,413	Nautilus Power, LLC Term Loan B, 6.294%, (US0001M + 4.250%), 05/16/24	3,394,936	0.2
1,122,188	Sabre Industries, Inc. 2019 Term Loan B, 6.307%, (US0001M + 4.250%), 04/15/26	1,127,799	0.1
1,720,373	Southeast PowerGen, LLC Term Loan B, 5.544%, (US0001M + 3.500%), 12/02/21	1,655,859	0.1
		21,822,744	1.5

	Total Loans (Cost $1,443,111,200)	1,391,311,220	96.9

Shares			Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: 0.1%
69,381	(3)	Cumulus Media, Inc. Class-A	1,008,800	0.1
42,856	(3)	Everyware Global, Inc.	1,286	0.0
2,254	(3)	Harvey Gulf International Marine LLC	23,667	0.0
10,072	(3)	Harvey Gulf International Marine LLC — Warrants	100,720	0.0
57,165	(3)	Millennium Health, LLC	400	0.0
—	(4)	Millennium Health, LLC — Corporate Claims Trust	—	0.0
222	(3)	Southcross Holdings GP LLC	—	0.0
222	(3)	Southcross Holdings LP — Class A	99,900	0.0
		Total Equities and Other Assets (Cost $2,353,200)	1,234,773	0.1
		Total Long-Term Investments
		(Cost $1,445,464,400)	1,392,545,993	97.0
Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.4%
		Mutual Funds: 5.4%
76,983,552	(5)	State Street Institutional Liquid Reserves Fund — Premier Class, 2.030% (Cost $76,990,950)	$76,991,250	5.4
		Total Short-Term Investments (Cost $76,990,950)	76,991,250	5.4
		Total Investments (Cost $1,522,455,350)	$1,469,537,243	102.4
		Liabilities in Excess of Other Assets	(33,812,775)	(2.4)
		Net Assets	$1,435,724,468	100.0

*	Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 9 for additional details.
(2)	Senior Loan is on non-accrual status at September 30, 2019.
(3)	Non-income producing security.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Rate shown is the 7-day yield as of September 30, 2019.

Reference Rate Abbreviations:
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0001W	1-week LIBOR
US0002M	2-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR

See Accompanying Notes to Financial Statements

33

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2019
Asset Table
Investments, at fair value
Loans	$—	$1,391,311,220	$—	$1,391,311,220
Equities and Other Assets	1,008,800	225,973	—	1,234,773
Short-Term Investments	76,991,250	—	—	76,991,250
Total Investments, at fair value	$78,000,050	$1,391,537,193	$—	$1,469,537,243

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At September 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $1,522,412,778.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,739,446
Gross Unrealized Depreciation	(55,614,981)
Net Unrealized Depreciation	$(52,875,535)

See Accompanying Notes to Financial Statements

34

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Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	163315	(0919-111619)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 50.1%
1,605,248		Fannie Mae 2004-28 PZ, 6.000%, 05/25/2034	$2,145,429	0.2
2,561,840		Fannie Mae 2004-88 ZC, 6.500%, 12/25/2034	3,169,022	0.3
8,236,017		Fannie Mae 2005-17 B, 6.500%, (US0001M + 6.500%), 03/25/2035	9,700,852	0.9
2,599,772		Fannie Mae 2005-43 PZ, 6.000%, 05/25/2035	2,974,381	0.3
1,194,797		Fannie Mae 2007-60 ZB, 4.750%, 05/25/2037	1,335,755	0.1
6,795,100	(1)	Fannie Mae 2010-150 PS, 4.582%, (-1.000*US0001M + 6.600%), 12/25/2039	487,888	0.1
7,126,359	(1)	Fannie Mae 2010-95 SB, 4.582%, (-1.000*US0001M + 6.600%), 09/25/2040	1,065,436	0.1
4,814,177		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	5,606,019	0.5
9,677,558	(1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/2042	1,126,521	0.1
30,833,933	(1)	Fannie Mae 2012-148 IM, 3.000%, 01/25/2028	2,360,223	0.2
284,028	(2)	Fannie Mae REMIC Trust 2002-W1 3A, 4.218%, 04/25/2042	288,583	0.0
1,245,901	(2)	Fannie Mae REMIC Trust 2002-W6 3A, 4.672%, 01/25/2042	1,268,995	0.1
1,484,794		Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/2033	1,710,054	0.2
3,185,800		Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/2033	3,476,809	0.3
136,128		Fannie Mae REMIC Trust 2004-61 SH, 15.918%, (-3.998*US0001M + 23.988%), 11/25/2032	204,116	0.0
4,191,085	(2)	Fannie Mae REMIC Trust 2004-W11 2A, 4.461%, 03/25/2043	4,217,773	0.4
3,233,541		Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/2034	3,621,741	0.3
955,971	(1)	Fannie Mae REMIC Trust 2005-17 ES, 4.732%, (-1.000*US0001M + 6.750%), 03/25/2035	116,547	0.0
837,001		Fannie Mae REMIC Trust 2005-59 NQ, 11.829%, (-2.500*US0001M + 16.875%), 05/25/2035	1,061,737	0.1
846,942		Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/2035	937,389	0.1

233,864		Fannie Mae REMIC Trust 2006-115 ES, 18.487%, (-4.000*US0001M + 26.560%), 12/25/2036	352,568	0.0
1,698,652	(1)	Fannie Mae REMIC Trust 2006-36 SP, 4.682%, (-1.000*US0001M + 6.700%), 05/25/2036	256,969	0.0
4,469,303	(1)	Fannie Mae REMIC Trust 2006-79 SH, 4.432%, (-1.000*US0001M + 6.450%), 08/25/2036	988,619	0.1
351,211	(2)	Fannie Mae REMIC Trust 2009-12 LK, 10.142%, 03/25/2039	379,029	0.0
1,861,549		Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/2035	2,332,612	0.2
5,716,527		Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/2039	5,983,309	0.6
5,084,839		Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/2040	5,900,404	0.5
1,873,928		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	2,142,192	0.2
8,618,078	(1)	Fannie Mae REMIC Trust 2012-128 VS, 4.232%, (-1.000*US0001M + 6.250%), 06/25/2042	1,097,970	0.1
6,677,860	(1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/2027	467,840	0.0
3,727,741	(1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/2042	492,846	0.1
3,038,300	(1)	Fannie Mae REMIC Trust 2012-68 SD, 4.682%, (-1.000*US0001M + 6.700%), 06/25/2032	476,092	0.0
3,457,000		Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/2042	3,802,875	0.4
1,194,453	(1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/2042	128,667	0.0
3,527,198	(1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/2033	337,537	0.0
581,263		Fannie Mae REMICS 2004-89 ES, 9.494%, (-1.850*US0001M + 13.228%), 08/25/2034	604,021	0.1
5,566	(3),(4)	Fannie Mae REMICS 2006-44 P, 16.828%, 12/25/2033	5,061	0.0
1,000,000		Fannie Mae REMICS 2010-87 PL, 4.000%, 06/25/2040	1,121,173	0.1
2,633,386		Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	2,953,813	0.3
5,941,169	(1)	Fannie Mae REMICS 2012-137 EI, 3.000%, 12/25/2027	422,337	0.0

See Accompanying Notes to Financial Statements

1

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

9,881,885		Fannie Mae REMICS 2012-17 QZ, 4.000%, 03/25/2042	10,726,201	1.0
2,500,000		Fannie Mae REMICS 2012-40 MY, 3.500%, 04/25/2042	2,743,457	0.3
3,539,765	(3),(4)	Fannie Mae REMICS 2013-135 PO, 77.092%, 01/25/2044	3,122,490	0.3
1,208,963		Fannie Mae REMICS 2013-55 VZ, 3.000%, 06/25/2043	1,233,588	0.1
20,743,267	(1)	Fannie Mae REMICS 2019-49 IG, 3.000%, 03/25/2033	1,663,015	0.2
6,099,566		Fannie Mae Series 2016-51 S, 3.902%, (-1.000*US0001M + 5.920%), 10/25/2043	6,551,138	0.6
2,868,215	(2)	Fannie Mae Trust 2004-W2 3A, 4.529%, 02/25/2044	2,971,641	0.3
2,741,159	(2)	Fannie Mae Trust 2004-W2 4A, 4.424%, 02/25/2044	2,829,228	0.3
2,715,121		Freddie Mac 3770 GA, 4.500%, 10/15/2040	3,109,198	0.3
3,154,249		Freddie Mac REMIC Trust 2005-S001 2A2, 2.295%, (US0001M + 0.150%), 09/25/2045	3,113,836	0.3
567,655		Freddie Mac REMIC Trust 2653 SC, 5.750%, (-0.500*US0001M + 6.800%), 07/15/2033	636,881	0.1
1,493,252		Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/2034	1,766,226	0.2
184,520		Freddie Mac REMIC Trust 3012 ST, 14.661%, (-3.600*US0001M + 21.960%), 04/15/2035	263,480	0.0
393,299		Freddie Mac REMIC Trust 3065 DC, 13.778%, (-3.000*US0001M + 19.860%), 03/15/2035	547,925	0.1
744,591		Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/2036	843,562	0.1
4,926,173	(1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/2036	108,219	0.0
425,960	(1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/2035	77,796	0.0
77,579	(1)	Freddie Mac REMIC Trust 3753 PS, 4.073%, (-1.000*US0001M + 6.100%), 06/15/2040	1,627	0.0
538,583		Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/2039	578,330	0.1
3,289,216		Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/2041	3,546,419	0.3

1,354,296	(1)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	107,364	0.0
2,335,256		Freddie Mac REMICS 3196 ZK, 6.500%, 04/15/2032	3,163,501	0.3
1,280,891		Freddie Mac REMICS 4097 ZA, 3.500%, 08/15/2042	1,401,261	0.1
6,540,000		Freddie Mac REMICS 4136 LU, 3.000%, 07/15/2032	6,725,446	0.6
1,221,898		Freddie Mac Series 4040 UZ, 5.000%, 05/15/2042	1,573,274	0.1
1,851,398	(2)	Freddie Mac Structured Pass-Through Certificates T-54 2A, 4.262%, 07/25/2033	1,889,102	0.2
1,225,618	(2)	Freddie Mac Structured Pass-Through Certificates T-54 4A, 4.220%, 02/25/2043	1,254,611	0.1
166,213	(1)	Freddie Mac-Ginnie Mae Series 21 SA, 5.982%, (-1.000*US0001M + 8.000%), 10/25/2023	16,702	0.0
1,424,105		Ginnie Mae 2004-65 ZG, 5.500%, 07/20/2034	1,590,921	0.2
5,197,927		Ginnie Mae 2009-110 ZA, 5.500%, 11/16/2039	6,512,290	0.6
722,843		Ginnie Mae 2009-32 QZ, 5.500%, 05/16/2039	953,477	0.1
555,381		Ginnie Mae 2009-32 YZ, 7.000%, 05/16/2039	768,349	0.1
3,164,902		Ginnie Mae 2009-50 MZ, 6.000%, 07/16/2039	3,891,784	0.4
799,825		Ginnie Mae 2009-54 HZ, 5.000%, 07/20/2039	889,874	0.1
2,350,040		Ginnie Mae 2009-H01 FA, 3.194%, (US0001M + 1.150%), 11/20/2059	2,370,027	0.2
2,000,000		Ginnie Mae 2010-116 PB, 5.000%, 06/16/2040	2,392,425	0.2
3,895,734		Ginnie Mae 2010-125 BZ, 4.500%, 09/16/2040	4,312,322	0.4
5,530,814	(3),(4)	Ginnie Mae 2011-70 PO, 6.326%, 05/16/2041	4,892,057	0.5
4,273,659	(1)	Ginnie Mae 2014-107 XS, 3.573%, (-1.000*US0001M + 5.600%), 07/16/2044	666,719	0.1
2,102,746	(1)	Ginnie Mae 2014-96 SQ, 3.573%, (-1.000*US0001M + 5.600%), 07/16/2044	326,216	0.0
3,626,228		Ginnie Mae 2015-H13 FG, 2.629%, (US0001M + 0.400%), 04/20/2065	3,620,577	0.3
23,900,792	(1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/2046	3,213,256	0.3
2,663,374	(1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/2040	197,319	0.0
21,770,095		Ginnie Mae 2016-H20 FB, 2.779%, (US0001M + 0.550%), 09/20/2066	21,821,699	2.0

See Accompanying Notes to Financial Statements

2

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,639,461	(1)	Ginnie Mae 2018-78 IC, 4.000%, 02/20/2047	264,843	0.0
1,119,078	(1)	Ginnie Mae Series 2002-76 SG, 5.573%, (-1.000*US0001M + 7.600%), 10/16/2029	212,101	0.0
3,938,322		Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/2033	4,276,347	0.4
144,694		Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/2034	163,728	0.0
1,342,504		Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/2034	1,476,231	0.1
898,564		Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/2034	1,014,576	0.1
439,705	(3),(4)	Ginnie Mae Series 2004-37 OA, 26.049%, 04/17/2034	399,117	0.0
3,250,000		Ginnie Mae Series 2004-4 MG, 5.000%, 01/16/2034	3,611,203	0.3
3,615,711		Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/2034	3,981,529	0.4
10,051		Ginnie Mae Series 2004-87 SB, 5.337%, (-1.154*US0001M + 7.673%), 03/17/2033	10,071	0.0
1,384,508	(1)	Ginnie Mae Series 2004-98 SA, 4.656%, (-1.000*US0001M + 6.700%), 11/20/2034	307,509	0.0
1,215,202		Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/2035	1,342,489	0.1
361,289	(1)	Ginnie Mae Series 2005-25 SI, 6.000%, (-6.000*US0001M + 43.200%), 01/20/2034	59,733	0.0
954,376	(1)	Ginnie Mae Series 2005-7 AH, 4.743%, (-1.000*US0001M + 6.770%), 02/16/2035	169,859	0.0
1,089,350	(1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/2035	215,050	0.0
630,466		Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/2035	704,550	0.1
337,341		Ginnie Mae Series 2005-91 UP, 10.245%, (-2.000*US0001M + 14.300%), 09/16/2031	406,269	0.0
7,961,740		Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/2036	9,433,054	0.9
1,899,122		Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/2036	2,138,307	0.2
10,013,251	(1)	Ginnie Mae Series 2006-26 TB, 0.250%, (-1.000*US0001M + 6.500%), 06/20/2036	101,015	0.0
3,159,210		Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/2036	3,539,447	0.3

2,130,126	(1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/2037	572,696	0.1
54,214		Ginnie Mae Series 2007-37 S, 17.866%, (-3.667*US0001M + 25.300%), 04/16/2037	59,193	0.0
2,242,985	(3),(4)	Ginnie Mae Series 2007-41 OL, 26.579%, 07/20/2037	1,983,016	0.2
130,384		Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/2037	143,468	0.0
387,124		Ginnie Mae Series 2007-48 SY, 14.168%, (-3.000*US0001M + 20.250%), 08/16/2037	527,072	0.1
6,763		Ginnie Mae Series 2007-5 MT, 2.264%, (US0001M + 1.900%), 02/20/2034	6,764	0.0
2,335,980	(1)	Ginnie Mae Series 2007-53 SC, 4.456%, (-1.000*US0001M + 6.500%), 09/20/2037	494,585	0.1
71,473		Ginnie Mae Series 2007-53 SW, 14.072%, (-3.000*US0001M + 20.205%), 09/20/2037	100,329	0.0
1,332,346		Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/2037	1,456,976	0.1
2,846,115		Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/2038	3,399,176	0.3
713,214	(1)	Ginnie Mae Series 2008-3 SA, 4.506%, (-1.000*US0001M + 6.550%), 01/20/2038	148,877	0.0
1,399,664	(1)	Ginnie Mae Series 2008-40 PS, 4.473%, (-1.000*US0001M + 6.500%), 05/16/2038	260,570	0.0
3,151,294	(1)	Ginnie Mae Series 2008-82 SA, 3.956%, (-1.000*US0001M + 6.000%), 09/20/2038	580,706	0.1
6,416,100	(1)	Ginnie Mae Series 2009-110 SA, 4.323%, (-1.000*US0001M + 6.350%), 04/16/2039	696,850	0.1
777,653		Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/2039	919,960	0.1
1,825,465		Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/2039	2,047,220	0.2
1,029,000		Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/2039	1,216,009	0.1
3,338,619		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	3,727,388	0.3
3,137,668		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	3,418,686	0.3
2,999,612		Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/2039	3,420,588	0.3

See Accompanying Notes to Financial Statements

3

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

324,884	(1)	Ginnie Mae Series 2009-55 BI, 1.000%, (-25.000*US0001M + 162.500%), 06/16/2037	12,987	0.0
1,848,328		Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/2039	2,471,384	0.2
5,502,562		Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/2039	8,067,103	0.7
3,207,350		Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/2039	4,327,028	0.4
2,175,748	(1)	Ginnie Mae Series 2009-66 QS, 4.056%, (-1.000*US0001M + 6.100%), 07/20/2039	272,726	0.0
1,109,531	(1)	Ginnie Mae Series 2009-77 SA, 4.123%, (-1.000*US0001M + 6.150%), 09/16/2039	203,885	0.0
3,462,152		Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/2039	4,057,073	0.4
973,283		Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/2039	1,360,725	0.1
593,334		Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/2039	691,393	0.1
1,394,149		Ginnie Mae Series 2009-98 MZ, 5.000%, 10/16/2039	1,727,050	0.2
2,588,471	(1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	324,451	0.0
10,371,000		Ginnie Mae Series 2010-113 BE, 4.500%, 09/20/2040	11,803,281	1.1
2,075,011	(1)	Ginnie Mae Series 2010-116 NS, 4.623%, (-1.000*US0001M + 6.650%), 09/16/2040	366,563	0.0
213,692	(1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/2040	21,387	0.0
1,500,000		Ginnie Mae Series 2010-14 B, 4.500%, 02/16/2040	1,693,065	0.2
3,483,005		Ginnie Mae Series 2010-146 NL, 4.000%, 10/16/2039	3,676,599	0.3
1,628,960	(1)	Ginnie Mae Series 2010-158 SA, 4.006%, (-1.000*US0001M + 6.050%), 12/20/2040	286,068	0.0
212,567	(1)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	1,971	0.0
22,492,545	(1)	Ginnie Mae Series 2010-166 GS, 3.956%, (-1.000*US0001M + 6.000%), 12/20/2040	3,431,188	0.3
2,175,322	(1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/2039	192,633	0.0
2,679,987		Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/2040	2,849,954	0.3

4,284,262		Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/2040	4,539,464	0.4
600,302	(1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/2039	63,082	0.0
2,100,000		Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/2040	2,415,939	0.2
2,123,551	(1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/2040	417,248	0.0
5,505,117		Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/2039	6,562,389	0.6
1,918,505		Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	2,103,850	0.2
36,288	(1)	Ginnie Mae Series 2010-85 NI, 5.000%, 01/20/2038	9	0.0
509,738	(1)	Ginnie Mae Series 2010-9 SB, 4.456%, (-1.000*US0001M + 6.500%), 09/20/2038	9,815	0.0
5,454,897		Ginnie Mae Series 2010-H01 FA, 2.960%, (US0001M + 0.820%), 01/20/2060	5,492,419	0.5
6,924,617		Ginnie Mae Series 2010-H10 FB, 3.140%, (US0001M + 1.000%), 05/20/2060	7,019,664	0.6
7,860,426		Ginnie Mae Series 2010-H10 FC, 3.140%, (US0001M + 1.000%), 05/20/2060	7,948,709	0.7
451,582	(1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/2041	62,903	0.0
4,861,753	(1)	Ginnie Mae Series 2011-141 PS, 4.673%, (-1.000*US0001M + 6.700%), 06/16/2041	783,707	0.1
145,180		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	160,494	0.0
315,887	(2)	Ginnie Mae Series 2011-169 BG, 5.436%, 04/16/2039	342,912	0.0
7,040,005		Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/2041	7,626,326	0.7
1,863,394		Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/2040	2,040,442	0.2
6,024,386	(1)	Ginnie Mae Series 2011-73 LS, 4.646%, (-1.000*US0001M + 6.690%), 08/20/2039	487,116	0.0
5,008,811		Ginnie Mae Series 2011-89 Z, 3.500%, 06/20/2041	5,300,348	0.5
1,491,181		Ginnie Mae Series 2011-H07 FA, 2.729%, (US0001M + 0.500%), 02/20/2061	1,492,096	0.1

See Accompanying Notes to Financial Statements

4

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,585,129	(1)	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/2039	147,688	0.0
2,836,122	(1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/2040	230,399	0.0
714,882	(1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/2042	79,918	0.0
8,456,203	(1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/2037	580,980	0.1
626,029	(1)	Ginnie Mae Series 2012-34 MS, 4.673%, (-1.000*US0001M + 6.700%), 04/16/2041	92,419	0.0
140,218		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	142,583	0.0
5,118,925	(1)	Ginnie Mae Series 2012-48 SA, 4.623%, (-1.000*US0001M + 6.650%), 04/16/2042	1,151,230	0.1
7,380,648	(1)	Ginnie Mae Series 2012-60 SG, 4.073%, (-1.000*US0001M + 6.100%), 05/16/2042	1,494,600	0.1
1,803,773	(1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/2041	227,704	0.0
2,089,024		Ginnie Mae Series 2012-H11 VA, 2.879%, (US0001M + 0.650%), 05/20/2062	2,101,466	0.2
24,041,965		Ginnie Mae Series 2012-H12 FB, 3.279%, (US0001M + 1.050%), 02/20/2062	24,329,137	2.2
3,287,956		Ginnie Mae Series 2012-H20 BA, 2.789%, (US0001M + 0.560%), 09/20/2062	3,293,893	0.3
7,000,000		Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/2039	8,013,365	0.7
1,349,062		Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/2043	1,396,483	0.1
1,900,000	(1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/2043	518,023	0.1
1,432,816	(1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/2042	196,026	0.0
7,038,946	(1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/2042	1,042,084	0.1
3,375,741	(1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/2040	193,412	0.0
2,925,784		Ginnie Mae Series 2013-H08 BF, 2.629%, (US0001M + 0.400%), 03/20/2063	2,917,513	0.3
3,963,969		Ginnie Mae Series 2013-H10 FT, 2.390%, (H15T1Y + 0.450%), 04/20/2063	3,960,957	0.4

3,388,160		Ginnie Mae Series 2013-H14 FC, 2.699%, (US0001M + 0.470%), 06/20/2063	3,388,416	0.3
1,080,302		Ginnie Mae Series 2013-H18 BA, 2.829%, (US0001M + 0.600%), 07/20/2063	1,083,441	0.1
3,573,595		Ginnie Mae Series 2013-H19 DF, 2.879%, (US0001M + 0.650%), 05/20/2063	3,582,566	0.3
3,194,086		Ginnie Mae Series 2013-H20 FB, 3.229%, (US0001M + 1.000%), 08/20/2063	3,224,829	0.3
4,059,645		Ginnie Mae Series 2013-H23 FA, 3.529%, (US0001M + 1.300%), 09/20/2063	4,126,297	0.4
556,909		Ginnie Mae Series 2013-H24 FB, 2.959%, (US0001M + 0.730%), 09/20/2063	559,698	0.1
2,793,200		Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/2044	3,216,801	0.3
12,645,115		Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/2044	13,427,681	1.2
2,186,646	(1)	Ginnie Mae Series 2014-183 IM, 5.000%, 06/20/2035	407,507	0.0
3,556,631	(1)	Ginnie Mae Series 2014-30 ES, 2.956%, (-1.000*US0001M + 5.000%), 03/20/2040	495,050	0.1
10,720,036	(2)	Ginnie Mae Series 2015-10 Q, 2.304%, 10/20/2044	10,609,165	1.0
2,364,266	(1)	Ginnie Mae Series 2015-141 IX, 0.643%, (-0.714*US0001M + 2.142%), 06/20/2045	161,329	0.0
12,125,000		Ginnie Mae Series 2015-143 B, 3.500%, 04/20/2045	13,256,032	1.2
3,249,622	(1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/2044	450,283	0.0
9,356,488		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	9,709,516	0.9
14,456,544	(1)	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/2046	2,194,505	0.2
6,552,353	(2)	Ginnie Mae Series 2016-5 AB, 4.673%, 01/20/2046	7,230,238	0.7
9,411,182		Ginnie Mae Series 2016-H08 FT, 2.949%, (US0001M + 0.720%), 02/20/2066	9,462,935	0.9
42,873,803		Ginnie Mae Series 2017-H23 FC, 2.679%, (US0001M + 0.450%), 11/20/2067	42,853,159	3.9

See Accompanying Notes to Financial Statements

5

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

3,901,753	Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	4,009,484	0.4
2,111,489	Ginnie Mae Series 2019-29 AI, 5.000%, 07/20/2048	393,243	0.0
1,658,684	Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/2041	1,788,546	0.2

	Total Collateralized Mortgage Obligations
	(Cost $531,698,409)	547,561,238	50.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 72.8%
		Federal Home Loan Mortgage Corporation: 2.7%(5)
3,718,115	3.500%,07/01/2047	3,849,120	0.4
5,048,525	3.500%,12/01/2047	5,269,120	0.5
7,192,850	3.500%,03/01/2048	7,566,035	0.7
8,289,726	3.500%,11/01/2048	8,711,528	0.8
148,255	5.290%,10/01/2037	160,090	0.0
27,256	5.410%,07/01/2037	29,520	0.0
26,476	5.410%,08/01/2037	28,605	0.0
17,764	5.410%,08/01/2037	19,178	0.0
64,335	5.440%,01/01/2037	69,671	0.0
22,353	5.440%,02/01/2037	24,156	0.0
52,225	5.440%,04/01/2037	56,581	0.0
32,087	5.440%,09/01/2037	34,669	0.0
30,724	5.440%,02/01/2038	33,284	0.0
2,615	5.440%,06/01/2038	2,817	0.0
108,914	5.450%,12/01/2037	117,339	0.0
141,409	5.450%,12/01/2037	151,325	0.0
119,206	5.460%,05/01/2037	129,136	0.0
70,119	5.460%,08/01/2037	75,937	0.0
39,927	5.460%,01/01/2038	42,898	0.0
85,619	5.480%,08/01/2037	92,791	0.0
77,889	5.480%,10/01/2037	83,765	0.0
130,222	5.500%,08/01/2037	143,578	0.0
96,164	5.500%,11/01/2037	104,265	0.0
29,304	5.500%,04/01/2038	31,719	0.0
39,556	5.520%,09/01/2037	42,939	0.0
18,478	5.520%,10/01/2037	20,064	0.0
65,957	5.620%,12/01/2036	71,883	0.0
100,819	5.620%,03/01/2037	109,615	0.0
70,170	5.620%,08/01/2037	76,301	0.0
292,010	5.625%,12/01/2036	320,913	0.1
271,284	5.625%,01/01/2037	298,159	0.1
26,247	5.625%,02/01/2037	28,605	0.0
179,138	5.625%,03/01/2037	195,221	0.0
96,695	5.625%,06/01/2037	105,098	0.0
86,538	5.625%,07/01/2037	94,355	0.0
112,862	5.625%,02/01/2038	123,124	0.0
755,387	5.750%,09/01/2037	858,448	0.1
82,567	5.750%,10/01/2037	90,510	0.0
156,818	5.750%,11/01/2037	171,535	0.0
55,768	5.750%,12/01/2037	61,127	0.0
100,941	6.090%,12/01/2037	111,823	0.0
7,922	7.500%,01/01/2030	9,167	0.0
8,939	8.000%,01/01/2030	8,959	0.0
		29,624,973	2.7

		Federal National Mortgage Association: 0.4%(5)
387,279	5.290%,09/01/2037	417,850	0.1
349,153	5.290%,09/01/2037	368,050	0.1
309,698	5.290%,11/01/2037	331,798	0.1
86,150	5.290%,12/01/2037	96,476	0.0
276,560	5.290%,04/01/2038	309,693	0.0

58,952		5.350%,04/01/2029	64,393	0.0
42,557		5.350%,09/01/2029	46,637	0.0
72,259		5.390%,05/01/2038	81,155	0.0
164,474		5.440%,08/01/2047	175,357	0.0
285,198		5.440%,08/01/2047	304,042	0.0
295,326		5.440%,08/01/2047	309,623	0.0
169,304		5.440%,08/01/2047	177,281	0.0
180,732		5.440%,09/01/2047	189,284	0.0
486,907		5.440%,10/01/2047	520,179	0.1
96,461		5.440%,05/01/2048	102,723	0.0
110,705		5.620%,12/01/2036	117,385	0.0
190,297		5.740%,08/01/2037	197,818	0.0
49,616		5.875%,06/01/2035	50,701	0.0
152,194		5.890%,07/01/2047	161,906	0.0
106,007		5.890%,08/01/2047	112,745	0.0
114,537		5.890%,10/01/2047	122,406	0.0
27,223		5.900%,09/01/2028	29,387	0.0
84,478		6.600%,07/01/2027	90,040	0.0
43,073		6.600%,09/01/2027	43,928	0.0
33,156		6.600%,11/01/2027	33,427	0.0
27,835		6.600%,06/01/2028	27,934	0.0
			4,482,218	0.4

		Government National Mortgage Association: 62.1%
2,318,068		3.000%,04/20/2045	2,391,148	0.2
433,661		3.000%,11/20/2045	446,198	0.1
119,836		3.000%,12/20/2045	123,044	0.0
394,586		3.000%,12/20/2045	405,151	0.1
345,304		3.000%,12/20/2045	355,000	0.0
410,314		3.000%,01/20/2046	422,182	0.1
2,852,162		3.000%,04/20/2046	2,942,903	0.3
19,561,568		3.000%,07/20/2047	20,117,249	1.9
17,777,249		3.000%,01/20/2048	18,275,393	1.7
264,421,000	(6)	3.000%,11/20/2049	271,145,141	24.8
2,360,485		3.500%,04/20/2043	2,507,959	0.2
8,082,877		3.500%,04/20/2046	8,456,521	0.8
2,447,539		3.500%,09/20/2046	2,585,385	0.3
8,598,363		3.500%,09/20/2046	9,079,569	0.8
3,410,857		3.500%,09/20/2046	3,601,902	0.3
1,422,703		3.500%,10/20/2046	1,502,806	0.2
2,963,445		3.500%,10/20/2046	3,129,388	0.3
681,101		3.500%,10/20/2046	717,570	0.1
4,071,467		3.500%,11/20/2046	4,299,323	0.4
838,119		3.500%,03/20/2047	880,269	0.1
10,652,684		3.500%,03/20/2047	11,194,724	1.0
726,406		3.500%,04/20/2047	766,450	0.1
2,349,070		3.500%,07/20/2047	2,442,897	0.2
59,529,114		3.500%,12/20/2047	62,688,520	5.8
18,366,611		3.500%,01/20/2048	19,299,307	1.8
7,141,237		3.500%,02/20/2048	7,503,471	0.7
12,666,481		3.500%,02/20/2048	13,312,061	1.2
5,288,720		3.750%,05/20/2042	5,597,057	0.5
4,910,915		3.750%,05/20/2042	5,198,399	0.5
112,802		4.000%,05/20/2033	118,830	0.0
26,923		4.000%,08/15/2033	28,226	0.0
38,832		4.000%,01/15/2034	40,719	0.0
60,143		4.000%,03/15/2034	63,067	0.0
1,546,874		4.000%,05/20/2034	1,616,862	0.2
1,543,735		4.000%,07/20/2034	1,603,327	0.2
1,059,374		4.000%,07/20/2034	1,100,345	0.1
139,442		4.000%,08/20/2035	145,148	0.0
171,857		4.000%,05/15/2040	180,176	0.0
2,297,255		4.000%,09/20/2040	2,388,699	0.2
3,162,743		4.000%,07/20/2041	3,357,169	0.3
11,287,822		4.000%,08/20/2042	12,041,579	1.1
609,733		4.000%,09/15/2042	644,221	0.1
2,218,367		4.000%,10/20/2043	2,352,247	0.2

See Accompanying Notes to Financial Statements

6

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

3,262,898		4.000%,12/20/2044	3,454,164	0.3
2,989,493		4.000%,01/20/2045	3,164,526	0.3
928,176		4.000%,06/20/2045	986,894	0.1
4,173,856		4.000%,07/20/2045	4,437,474	0.4
5,129,464		4.000%,09/20/2045	5,453,445	0.5
369,715		4.000%,12/20/2045	386,064	0.1
6,458,666		4.000%,01/20/2046	6,807,400	0.6
827,216		4.000%,01/20/2046	873,664	0.1
225,013		4.000%,02/20/2046	239,225	0.0
5,295,279		4.000%,03/20/2046	5,593,388	0.5
2,776,754		4.000%,04/20/2046	2,949,174	0.3
1,217,832		4.000%,08/20/2046	1,285,773	0.1
11,892,552		4.000%,09/20/2047	12,446,286	1.2
14,815,016		4.000%,05/20/2049	15,434,016	1.4
68,200,000	(6)	4.000%,11/20/2049	70,912,016	6.5
13,492		4.500%,07/20/2036	14,139	0.0
11,279		4.500%,08/20/2036	11,817	0.0
1,160,746		4.500%,10/15/2039	1,271,537	0.1
629,747		4.500%,11/15/2039	687,428	0.1
821,809		4.500%,11/15/2039	900,251	0.1
228,900		4.500%,12/15/2039	250,693	0.0
601,844		4.500%,01/15/2040	655,891	0.1
75,262		4.500%,01/20/2040	79,406	0.0
2,448,366		4.500%,02/15/2040	2,668,310	0.3
502,418		4.500%,06/15/2040	543,676	0.1
94,099		4.500%,07/20/2040	99,252	0.0
416,014		4.500%,08/20/2040	438,780	0.1
1,430,668		4.500%,09/20/2041	1,566,193	0.2
782,255		4.750%,06/15/2029	841,667	0.1
195,170		4.750%,01/15/2030	209,871	0.0
367,026		4.750%,09/15/2034	395,083	0.1
30,057		5.000%,03/20/2024	32,858	0.0
1,111,171		5.000%,04/20/2030	1,156,891	0.1
204,452		5.000%,07/15/2033	218,838	0.0
73,061		5.000%,03/15/2034	80,045	0.0
66,382		5.000%,04/15/2034	71,053	0.0
72,063		5.000%,01/15/2035	77,134	0.0
19,609		5.000%,03/15/2035	21,125	0.0
170,594		5.000%,03/15/2035	182,599	0.0
339,078		5.000%,04/15/2035	381,281	0.0
77,527		5.000%,04/15/2035	86,010	0.0
53,160		5.000%,04/15/2035	56,901	0.0
32,533		5.000%,05/15/2035	35,886	0.0
90,682		5.000%,05/20/2035	100,510	0.0
462,905		5.000%,11/20/2035	512,940	0.1
226,738		5.000%,04/20/2036	251,428	0.0
149,545		5.000%,02/15/2038	160,095	0.0
45,228		5.000%,06/20/2038	46,417	0.0
41,293		5.000%,08/20/2038	43,596	0.0
183,309		5.000%,10/20/2038	190,824	0.0
32,533		5.000%,11/20/2038	33,178	0.0
211,255		5.000%,01/20/2039	219,567	0.0
173,845		5.000%,02/15/2039	186,116	0.0
230,635		5.000%,03/15/2039	248,174	0.0
799,803		5.000%,11/15/2039	897,853	0.1
267,951		5.000%,11/15/2039	289,675	0.0
1,077,682		5.000%,11/15/2039	1,210,638	0.1
180,852		5.000%,04/15/2040	203,170	0.0
884,778		5.000%,09/15/2040	992,419	0.1
1,054,713		5.000%,07/20/2041	1,165,454	0.1
32,081		5.250%,01/15/2024	34,585	0.0
52,297		5.250%,06/15/2028	56,591	0.0
82,638		5.250%,06/15/2029	89,416	0.0
1,163,417		5.250%,01/20/2036	1,274,640	0.1
122,868		5.290%,07/20/2037	130,700	0.0
140,928		5.290%,08/20/2037	150,635	0.0
326,835		5.290%,08/20/2037	347,629	0.0
106,409		5.290%,09/20/2037	113,192	0.0

396,552	5.290%,09/20/2037	421,809	0.1
123,450	5.290%,01/20/2038	131,317	0.0
10,258	5.350%,01/15/2029	11,030	0.0
24,655	5.350%,01/20/2029	26,246	0.0
5,944	5.350%,02/20/2029	6,303	0.0
100,310	5.350%,04/20/2029	106,833	0.0
36,770	5.350%,06/20/2029	39,163	0.0
45,884	5.350%,10/20/2029	48,871	0.0
128,477	5.390%,05/15/2038	138,429	0.0
238,942	5.390%,08/20/2038	262,859	0.0
164,914	5.390%,09/15/2038	177,688	0.0
98,365	5.390%,02/15/2040	108,524	0.0
70,840	5.500%,08/15/2024	73,057	0.0
25,879	5.500%,08/20/2024	27,651	0.0
759	5.500%,04/20/2029	812	0.0
297,919	5.500%,09/15/2029	320,231	0.0
175,605	5.500%,10/15/2029	188,887	0.0
46,598	5.500%,12/20/2032	52,753	0.0
160,920	5.500%,08/20/2033	182,126	0.0
69,698	5.500%,11/20/2033	70,621	0.0
45,106	5.500%,12/20/2033	51,028	0.0
70,142	5.500%,03/20/2034	71,079	0.0
204,085	5.500%,04/20/2034	214,221	0.0
269,244	5.500%,04/20/2034	304,738	0.0
91,130	5.500%,06/20/2034	92,850	0.0
186,025	5.500%,06/20/2034	198,950	0.0
96,607	5.500%,07/20/2034	103,313	0.0
113,822	5.500%,01/20/2035	117,505	0.0
201,486	5.500%,05/15/2035	217,356	0.0
57,477	5.500%,05/20/2035	61,463	0.0
70,922	5.500%,06/20/2035	75,834	0.0
392,496	5.500%,07/15/2035	424,525	0.1
324,937	5.500%,08/15/2035	356,251	0.0
226,864	5.500%,09/20/2035	243,882	0.0
162,149	5.500%,04/15/2036	175,030	0.0
59,218	5.500%,06/20/2036	66,402	0.0
13,347	5.500%,06/20/2038	14,327	0.0
28,280	5.500%,08/20/2038	30,365	0.0
39,378	5.500%,09/20/2038	42,230	0.0
2,812	5.500%,10/20/2038	2,963	0.0
45,329	5.500%,11/20/2038	48,704	0.0
6,620	5.500%,12/20/2038	7,089	0.0
92,261	5.500%,01/15/2039	99,595	0.0
6,220	5.500%,01/20/2039	6,532	0.0
86,489	5.500%,03/20/2039	91,071	0.0
30,750	5.500%,06/15/2039	33,190	0.0
17,636	5.500%,06/20/2039	18,586	0.0
44,938	5.500%,10/20/2039	50,205	0.0
267,554	5.500%,09/15/2040	290,255	0.0
73,080	5.740%,08/20/2037	79,010	0.0
134,010	5.740%,08/20/2037	144,915	0.0
265,840	5.740%,09/20/2037	287,411	0.0
356,685	5.740%,09/20/2037	385,474	0.0
87,280	5.740%,09/20/2037	94,361	0.0
417,325	5.740%,10/20/2037	461,540	0.1
99,280	5.740%,04/20/2038	107,330	0.0
97,103	5.750%,11/15/2024	100,588	0.0
799,624	5.750%,07/15/2029	861,928	0.1
596,505	5.750%,08/15/2029	642,005	0.1
720,476	5.750%,11/15/2029	776,553	0.1
109,870	5.750%,11/15/2029	118,423	0.0
13,723	5.900%,03/20/2028	14,923	0.0
37,752	5.900%,05/20/2028	41,091	0.0
39,301	5.900%,09/20/2028	42,756	0.0
1,365,779	5.970%,11/15/2031	1,363,948	0.1
29,457	6.000%,01/20/2024	30,289	0.0
87,191	6.000%,10/15/2025	96,726	0.0
209,968	6.000%,04/15/2026	226,768	0.0

See Accompanying Notes to Financial Statements

7

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

43,754		6.000%,10/20/2027	47,834	0.0
155,614		6.000%,05/15/2029	166,168	0.0
173,817		6.000%,07/15/2029	190,745	0.0
82,961		6.000%,10/20/2034	96,118	0.0
169,669		6.000%,03/15/2037	190,355	0.0
14,754		6.000%,05/20/2038	15,975	0.0
121,318		6.000%,08/20/2038	131,770	0.0
22,979		6.000%,09/20/2038	24,934	0.0
61,477		6.000%,10/20/2038	69,145	0.0
76,200		6.000%,11/15/2038	84,291	0.0
165,363		6.000%,12/15/2038	183,007	0.0
80,234		6.000%,12/15/2038	88,754	0.0
451,090		6.000%,08/15/2039	504,104	0.1
333,420		6.000%,08/15/2039	371,428	0.0
34,919		6.490%,01/15/2028	38,627	0.0
30,186		6.500%,07/20/2029	34,179	0.0
50,928		6.500%,07/20/2032	51,982	0.0
208,170		6.500%,02/15/2034	226,578	0.0
430		6.500%,09/20/2034	451	0.0
10,165		7.500%,08/20/2027	11,657	0.0
			677,784,058	62.1

		Uniform Mortgage-Backed Security: 7.6%
43,000,000	(6)	3.000%,11/25/2049	43,631,562	4.0
6,060,000	(6)	3.500%,10/25/2049	6,217,891	0.6
9,846,925		3.500%,05/01/2048	10,162,206	0.9
12,126,797		4.000%,05/01/2042	12,964,956	1.2
1,523,043		4.000%,05/01/2045	1,612,038	0.2
504,386		4.250%,08/01/2035	536,201	0.1
478,824		4.750%,11/01/2034	518,391	0.1
328,150		4.750%,11/01/2034	353,602	0.0
374,204		4.750%,02/01/2035	403,310	0.1
644,818		4.750%,04/01/2035	702,387	0.1
628,788		4.750%,05/01/2035	679,596	0.1
841,423		4.750%,07/01/2035	919,217	0.1
138,152		4.750%,07/01/2035	146,545	0.0
143,850		5.000%,02/01/2033	154,042	0.0
135,931		5.000%,07/01/2033	145,547	0.0
88,991		5.000%,03/01/2036	95,430	0.0
288,036		5.000%,05/01/2036	308,994	0.0
99,217		5.030%,05/01/2037	106,493	0.0
153,408		5.030%,09/01/2037	164,468	0.0
50,432		5.155%,11/01/2036	54,179	0.0
179,327		5.155%,01/01/2037	192,525	0.0
153,130		5.250%,04/01/2032	164,850	0.0
77,617		5.250%,04/01/2032	83,734	0.0
28,490		5.280%,11/01/2036	30,654	0.0
135,489		5.280%,11/01/2036	145,886	0.0
48,079		5.280%,01/01/2037	51,714	0.0
74,006		5.290%,06/01/2037	79,723	0.0
208,623		5.290%,08/01/2037	224,768	0.0
78,582		5.290%,09/01/2037	84,681	0.0
340,506		5.290%,09/01/2037	366,731	0.0
55,243		5.300%,09/01/2036	59,580	0.0
33,579		5.300%,10/01/2036	36,140	0.0
23,421		5.300%,10/01/2036	25,228	0.0
127,974		5.300%,12/01/2036	138,028	0.0
144,987		5.300%,12/01/2036	156,117	0.0
70,447		5.300%,02/01/2037	76,002	0.0
98,689		5.300%,05/01/2037	106,559	0.0
343,913		5.300%,08/01/2037	373,522	0.1
136,105		5.390%,12/01/2037	147,117	0.0
272,269		5.405%,11/01/2036	294,568	0.0
244,497		5.405%,02/01/2037	263,778	0.0
100,868		5.740%,07/01/2037	110,302	0.0
135,400		5.740%,08/01/2037	148,413	0.0

17,114		7.500%,05/01/2028	17,134	0.0
			83,254,809	7.6

	Total U.S. Government Agency Obligations
	(Cost $785,430,026)		795,146,058	72.8

U.S. TREASURY OBLIGATIONS: 1.8%
		U.S. Treasury Notes: 1.8%
20,000,000		1.625%,08/15/2029	19,915,625	1.8

	Total U.S. Treasury Obligations
	(Cost $20,082,289)		19,915,625	1.8

COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.3%
533,301	(2)	Ginnie Mae 2004-23 Z, 5.545%, 03/16/2044	567,529	0.1
6,608,264	(1),(2)	Ginnie Mae 2006-67 IO, 0.568%, 11/16/2046	23,699	0.0
630,017	(2)	Ginnie Mae 2007-52 Z, 4.350%, 01/16/2048	667,660	0.1
1,097,864		Ginnie Mae 2008-39 Z, 4.500%, 02/16/2048	1,151,041	0.1
238,581	(1),(2)	Ginnie Mae 2008-45 IO, 0.851%, 02/16/2048	439	0.0
449,200	(2)	Ginnie Mae 2009-115 D, 4.592%, 01/16/2050	464,647	0.0
2,840,507	(1),(2)	Ginnie Mae 2010-122 IO, 0.296%, 02/16/2044	20,539	0.0
64,387	(1),(2)	Ginnie Mae 2010-123 IA, 2.082%, 10/16/2052	1,330	0.0
25,547,141	(1),(2)	Ginnie Mae 2011-47 IO, 0.058%, 01/16/2051	92,611	0.0
326,041	(2)	Ginnie Mae 2011-53 B, 3.983%, 05/16/2051	333,890	0.0

	Total Commercial Mortgage-Backed Securities
	(Cost $3,283,312)		3,323,385	0.3

ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
404,627	(2)	Fannie Mae Grantor Trust 2003-T4 2A6, 4.621%, 07/26/2033	426,321	0.1
103,390	(2)	Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/2032	109,374	0.0
54,540	(2)	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/2033	55,572	0.0
78,323	(2)	Fannie Mae REMIC Trust 2002-W2 AF6, 6.484%, 05/25/2032	82,603	0.0

	Total Asset-Backed Securities
	(Cost $672,924)		673,870	0.1

	Total Long-Term Investments
	(Cost $1,341,166,960)		1,366,620,176	125.1

SHORT-TERM INVESTMENTS: 9.1%
		U.S. Treasury Bills: 9.1%
74,029,000	(3)	United States Treasury Bill, 1.691%, 10/01/2019	74,029,000	6.8

See Accompanying Notes to Financial Statements

8

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

24,888,000	(3) United States Treasury Bill, 1.840%, 10/29/2019	24,851,753	2.3
		98,880,753	9.1

	Total Short-Term Investments
	(Cost $98,878,656)	98,880,753	9.1

	Total Investments in Securities (Cost $1,440,045,616)	$1,465,500,929	134.2
	Liabilities in Excess of Other Assets	(373,468,571)	(34.2)
	Net Assets	$1,092,032,358	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(2)	Variable rate security. Rate shown is the rate in effect as of September 30, 2019.
(3)	Represents a zero coupon bond. Rate shown reflects the effective yield as of September 30, 2019.
(4)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(5)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(6)	Settlement is on a when-issued or delayed-delivery basis.

Reference Rate Abbreviations:

H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR

See Accompanying Notes to Financial Statements

9

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 94.4%
		Basic Materials: 4.3%
1,510,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/2023	$1,502,450	0.4
1,825,000	(1)	Cascades, Inc., 5.500%, 07/15/2022	1,856,937	0.4
1,000,000	(2)	Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	985,000	0.2
920,000	(1)	Constellium SE, 5.750%, 05/15/2024	947,600	0.2
250,000	(1),(2)	Constellium SE, 5.875%, 02/15/2026	261,250	0.1
750,000	(1),(2)	Constellium SE, 6.625%, 03/01/2025	783,750	0.2
1,185,000	(1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	1,136,119	0.3
1,100,000		Freeport-McMoRan, Inc., 4.550%, 11/14/2024	1,130,030	0.3
1,375,000	(1)	Novelis Corp., 5.875%, 09/30/2026	1,445,469	0.3
535,000	(1)	Novelis Corp., 6.250%, 08/15/2024	560,412	0.1
1,720,000	(1)	OCI NV, 6.625%, 04/15/2023	1,805,484	0.4
1,450,000		Olin Corp., 5.125%, 09/15/2027	1,489,875	0.4
615,000	(1),(2)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	452,409	0.1
1,400,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	1,484,000	0.4
935,000	(1)	SPCM SA, 4.875%, 09/15/2025	956,038	0.2
1,120,000	(1),(2)	Tronox, Inc., 6.500%, 04/15/2026	1,072,400	0.3
			17,869,223	4.3

		Communications: 21.4%
1,795,000	(1),(2)	Altice France SA/France, 6.250%, 05/15/2024	1,859,171	0.4
200,000	(1)	Altice France SA/France, 8.125%, 02/01/2027	221,250	0.1
1,300,000	(1),(2)	Altice Luxembourg SA, 7.625%, 02/15/2025	1,360,125	0.3
299,999	(1),(2)	Altice Luxembourg SA, 7.750%, 05/15/2022	307,124	0.1
1,500,000	(1)	Altice Luxembourg SA, 10.500%, 05/15/2027	1,694,250	0.4
1,750,000		AMC Networks, Inc., 4.750%, 08/01/2025	1,811,250	0.4
1,450,000	(1)	Block Communications, Inc., 6.875%, 02/15/2025	1,518,875	0.4
1,600,000	(1)	C&W Senior Financing DAC, 7.500%, 10/15/2026	1,692,000	0.4
950,000		Cablevision Systems Corp., 5.875%, 09/15/2022	1,026,000	0.2
1,900,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	1,987,875	0.5

515,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	533,669	0.1
840,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	881,916	0.2
2,060,000	(1),(2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	2,178,450	0.5
1,105,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/2024	1,155,786	0.3
1,125,000		CenturyLink, Inc., 5.625%, 04/01/2020	1,144,800	0.3
675,000	(2)	CenturyLink, Inc., 5.625%, 04/01/2025	702,000	0.2
675,000		CenturyLink, Inc., 5.800%, 03/15/2022	714,656	0.2
1,318,000	(1),(2)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	1,451,329	0.4
2,630,000	(1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	2,386,725	0.6
1,450,000	(1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	1,479,000	0.4
2,485,000	(2)	CSC Holdings LLC, 5.250%, 06/01/2024	2,677,587	0.6
1,645,000	(1)	CSC Holdings LLC, 5.500%, 05/15/2026	1,735,310	0.4
770,000	(1)	CSC Holdings LLC, 5.750%, 01/15/2030	805,705	0.2
600,000	(1)	CSC Holdings LLC, 7.500%, 04/01/2028	678,690	0.2
1,175,000	(1),(2)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	1,235,219	0.3
900,000	(1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	936,000	0.2
1,750,000	(1),(2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	1,817,462	0.4
530,000	(2)	DISH DBS Corp., 5.000%, 03/15/2023	537,446	0.1
960,000		DISH DBS Corp., 5.875%, 07/15/2022	1,002,000	0.2
1,625,000	(2)	DISH DBS Corp., 5.875%, 11/15/2024	1,616,875	0.4
1,125,000		Embarq Corp., 7.995%, 06/01/2036	1,117,620	0.3
1,125,000	(1),(2)	Entercom Media Corp., 7.250%, 11/01/2024	1,170,000	0.3
1,675,000		Frontier Communications Corp., 6.875%, 01/15/2025	749,562	0.2
925,000	(1)	Frontier Communications Corp., 8.000%, 04/01/2027	977,901	0.2

See Accompanying Notes to Financial Statements

10

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,300,000		Frontier Communications Corp., 11.000%, 09/15/2025	593,937	0.1
815,000	(1)	GCI LLC, 6.625%, 06/15/2024	881,219	0.2
1,495,000	(1),(2)	Gray Television, Inc., 5.125%, 10/15/2024	1,552,931	0.4
875,000	(1),(2)	Gray Television, Inc., 7.000%, 05/15/2027	964,644	0.2
1,325,000	(2)	Hughes Satellite Systems Corp., 6.625%, 08/01/2026	1,441,547	0.3
335,000	(1),(2)	iHeartCommunications, Inc., 5.250%, 08/15/2027	349,237	0.1
1,150,000	(2)	iHeartCommunications, Inc., 8.375%, 05/01/2027	1,247,750	0.3
1,110,000	(1),(2)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	1,031,956	0.2
1,110,000	(1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	1,120,756	0.3
1,550,000	(2)	Intelsat Luxembourg SA, 8.125%, 06/01/2023	1,297,645	0.3
955,000		Level 3 Financing, Inc., 5.125%, 05/01/2023	968,466	0.2
525,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	547,234	0.1
1,100,000	(1),(2)	MDC Partners, Inc., 6.500%, 05/01/2024	1,007,875	0.2
835,000	(1),(2)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	880,925	0.2
1,725,000		Netflix, Inc., 5.875%, 11/15/2028	1,878,180	0.5
1,885,000	(1),(2)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	1,966,715	0.5
350,000		Nexstar Broadcasting, Inc., 5.875%, 11/15/2022	358,750	0.1
425,000	(1),(2)	Nexstar Escrow, Inc., 5.625%, 07/15/2027	446,250	0.1
1,650,000	(1),(2)	Plantronics, Inc., 5.500%, 05/31/2023	1,658,250	0.4
775,000	(1),(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	782,750	0.2
770,000	(2)	Sinclair Television Group, Inc., 6.125%, 10/01/2022	786,809	0.2
700,000	(1)	Sirius XM Radio, Inc., 4.625%, 07/15/2024	727,531	0.2
1,850,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,915,120	0.5
1,750,000		Sprint Communications, Inc., 6.000%, 11/15/2022	1,863,750	0.4
3,700,000		Sprint Corp., 7.125%, 06/15/2024	3,997,110	1.0
1,425,000		Sprint Corp., 7.625%, 03/01/2026	1,576,406	0.4
1,125,000	(1)	TEGNA, Inc., 5.000%, 09/15/2029	1,139,063	0.3
900,000		Telecom Italia Capital SA, 6.000%, 09/30/2034	963,000	0.2
1,050,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	1,160,250	0.3

1,025,000	(1)	Telesat Canada / Telesat LLC, 6.500%, 10/15/2027	1,045,500	0.3
1,415,000	(1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	1,519,427	0.4
150,000		T-Mobile USA, Inc., 5.125%, 04/15/2025	155,813	0.0
2,000,000	(2)	T-Mobile USA, Inc., 5.375%, 04/15/2027	2,157,500	0.5
1,125,000	(3)	Viacom, Inc., 6.250%, 02/28/2057	1,214,859	0.3
1,225,000	(1)	ViaSat, Inc., 5.625%, 09/15/2025	1,240,313	0.3
335,000	(1),(2)	ViaSat, Inc., 5.625%, 04/15/2027	352,588	0.1
1,750,000	(1)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	1,828,750	0.4
1,200,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/2023	1,237,500	0.3
			89,021,934	21.4

		Consumer, Cyclical: 18.2%
2,575,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	2,666,413	0.6
1,105,000	(1)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,201,687	0.3
1,900,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	1,735,493	0.4
1,775,000		Asbury Automotive Group, Inc., 6.000%, 12/15/2024	1,846,000	0.4
1,025,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	1,027,562	0.2
1,725,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	1,767,952	0.4
1,215,000	(1)	CCM Merger, Inc., 6.000%, 03/15/2022	1,248,412	0.3
1,345,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	1,387,031	0.3
1,025,000	(1),(2)	Cedar Fair L.P., 5.250%, 07/15/2029	1,100,594	0.3
1,595,000		Century Communities, Inc., 5.875%, 07/15/2025	1,652,181	0.4
350,000	(1),(4)	Core & Main Holdings L.P., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/2024	353,937	0.1
1,300,000	(1)	Core & Main L.P., 6.125%, 08/15/2025	1,303,250	0.3
2,025,000		Dana, Inc., 5.500%, 12/15/2024	2,070,562	0.5
1,050,000	(1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	1,099,875	0.3
2,000,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	2,055,000	0.5

 See Accompanying Notes to Financial Statements

11

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,850,000		H&E Equipment Services, Inc., 5.625%, 09/01/2025	1,911,327	0.5
1,000,000	(1)	IAA, Inc., 5.500%, 06/15/2027	1,057,500	0.3
990,000	(1)	Installed Building Products, Inc., 5.750%, 02/01/2028	1,023,412	0.2
900,000	(1)	International Game Technology PLC, 6.250%, 02/15/2022	954,241	0.2
1,240,000	(1)	International Game Technology PLC, 6.500%, 02/15/2025	1,382,687	0.3
2,000,000		L Brands, Inc., 6.750%, 07/01/2036	1,706,700	0.4
580,000		Lennar Corp., 8.375%, 01/15/2021	624,225	0.2
1,205,000		Lennar Corp., 5.250%, 06/01/2026	1,307,425	0.3
540,000		Lennar Corp., 5.375%, 10/01/2022	578,475	0.1
1,850,000	(1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	1,910,125	0.5
1,800,000	(1)	Live Nation Entertainment, Inc., 5.375%, 06/15/2022	1,827,000	0.4
1,080,000		M/I Homes, Inc., 5.625%, 08/01/2025	1,117,800	0.3
775,000		M/I Homes, Inc., 6.750%, 01/15/2021	784,688	0.2
1,445,000	(2)	Men's Wearhouse, Inc./The, 7.000%, 07/01/2022	1,423,325	0.3
820,000	(2)	Meritage Homes Corp., 5.125%, 06/06/2027	867,150	0.2
1,036,000		Meritage Homes Corp., 7.000%, 04/01/2022	1,135,715	0.3
1,850,000		MGM Resorts International, 5.750%, 06/15/2025	2,046,563	0.5
1,125,000		MGM Resorts International, 6.000%, 03/15/2023	1,242,225	0.3
1,200,000	(1)	Michaels Stores, Inc., 8.000%, 07/15/2027	1,206,000	0.3
1,150,000		Murphy Oil USA, Inc., 4.750%, 09/15/2029	1,178,750	0.3
375,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	397,500	0.1
1,550,000	(1),(2)	Navistar International Corp., 6.625%, 11/01/2025	1,581,000	0.4
345,000	(1),(2)	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc., 6.250%, 05/15/2026	363,975	0.1
1,275,000	(1),(2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	1,319,625	0.3
1,030,000	(1)	Performance Food Group, Inc., 5.500%, 10/15/2027	1,086,650	0.3
775,000	(1),(2)	PetSmart, Inc., 5.875%, 06/01/2025	775,000	0.2
1,475,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	1,393,875	0.3

1,450,000	(1)	Resideo Funding, Inc., 6.125%, 11/01/2026	1,533,375	0.4
1,000,000	(1),(2)	Scientific Games International, Inc., 5.000%, 10/15/2025	1,034,300	0.2
870,000		Scientific Games International, Inc., 6.625%, 05/15/2021	885,225	0.2
700,000	(1),(2)	Scientific Games International, Inc., 8.250%, 03/15/2026	747,250	0.2
603,000		Scientific Games International, Inc., 10.000%, 12/01/2022	629,381	0.2
1,730,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	1,855,425	0.4
1,250,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	1,335,913	0.3
1,150,000		Sonic Automotive, Inc., 6.125%, 03/15/2027	1,174,438	0.3
1,000,000	(1)	Staples, Inc., 7.500%, 04/15/2026	1,032,800	0.2
725,000	(1),(2)	Staples, Inc., 10.750%, 04/15/2027	746,750	0.2
1,575,000	(1),(2)	Station Casinos LLC, 5.000%, 10/01/2025	1,602,248	0.4
735,000	(1)	Taylor Morrison Communities, Inc., 5.750%, 01/15/2028	799,313	0.2
1,350,000		Tempur Sealy International, Inc., 5.500%, 06/15/2026	1,412,438	0.3
1,050,000		United Airlines Holdings, Inc., 4.875%, 01/15/2025	1,107,330	0.3
1,750,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	1,858,675	0.4
1,000,000	(1)	William Carter Co/The, 5.625%, 03/15/2027	1,073,750	0.3
700,000	(1)	WMG Acquisition Corp., 5.000%, 08/01/2023	718,375	0.2
1,500,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	1,511,250	0.4
			75,777,143	18.2

		Consumer, Non-cyclical: 17.3%
435,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/2022	439,894	0.1
960,000		Acadia Healthcare Co., Inc., 5.625%, 02/15/2023	982,800	0.2
925,000	(1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	981,369	0.2
1,650,000	(2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 6.625%, 06/15/2024	1,736,625	0.4
550,000	(1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	554,125	0.1
1,610,000	(1),(2)	Aptim Corp., 7.750%, 06/15/2025	1,151,150	0.3
2,950,000	(1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	3,318,160	0.8

See Accompanying Notes to Financial Statements

12

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

335,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	351,784	0.1
780,000	(1),(2)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	811,200	0.2
600,000	(1)	Bausch Health Cos, Inc., 7.000%, 03/15/2024	632,076	0.2
850,000	(1),(2)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	917,660	0.2
1,120,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,142,400	0.3
675,000	(1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	702,000	0.2
850,000		Centene Corp., 4.750%, 01/15/2025	874,650	0.2
935,000		Centene Corp., 5.625%, 02/15/2021	948,754	0.2
1,180,000		Centene Corp., 6.125%, 02/15/2024	1,231,861	0.3
1,275,000	(2)	Central Garden & Pet Co., 5.125%, 02/01/2028	1,306,875	0.3
975,000	(1)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	938,437	0.2
1,430,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	1,425,853	0.3
1,375,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/2025	1,431,760	0.3
1,000,000		DaVita, Inc., 5.125%, 07/15/2024	1,018,750	0.2
1,000,000	(1),(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	1,010,000	0.2
1,150,000	(1),(4)	Eagle Holding Co. II LLC, 7.750% (PIK Rate 7.750%, Cash Rate 0.000%), 05/15/2022	1,161,500	0.3
450,000	(1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	400,500	0.1
1,465,000	(1)	Garda World Security Corp., 8.750%, 05/15/2025	1,512,026	0.4
1,535,000	(1)	Graham Holdings Co., 5.750%, 06/01/2026	1,653,962	0.4
2,300,000		HCA Healthcare, Inc., 6.250%, 02/15/2021	2,414,080	0.6
3,675,000		HCA, Inc., 5.375%, 02/01/2025	4,024,125	1.0
1,345,000		HCA, Inc., 7.500%, 02/15/2022	1,494,026	0.4
625,000	(1),(2)	Hertz Corp./The, 7.125%, 08/01/2026	653,516	0.2
555,000	(1),(2)	Hertz Corp./The, 7.625%, 06/01/2022	578,587	0.1
1,090,000	(1),(2)	Hertz Corp., 5.500%, 10/15/2024	1,097,085	0.3
635,000	(1)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	650,780	0.2
1,875,000	(1)	Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	1,929,750	0.5
1,350,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	1,393,099	0.3

885,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	983,456	0.2
1,100,000	(1)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 01/15/2030	1,168,728	0.3
775,000	(1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	791,953	0.2
1,340,000		Molina Healthcare, Inc., 5.375%, 11/15/2022	1,425,479	0.3
1,850,000	(1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	1,713,562	0.4
1,050,000		New Albertsons L.P., 7.450%, 08/01/2029	1,071,000	0.3
1,230,000	(1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	1,122,375	0.3
725,000	(1)	Pilgrim's Pride Corp., 5.750%, 03/15/2025	752,187	0.2
775,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	835,256	0.2
600,000	(1),(2),(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	513,000	0.1
2,050,000	(1)	Post Holdings, Inc., 5.625%, 01/15/2028	2,180,687	0.5
865,000	(1)	Post Holdings, Inc., 8.000%, 07/15/2025	929,875	0.2
795,000	(1)	Select Medical Corp., 6.250%, 08/15/2026	832,763	0.2
1,100,000	(1),(2)	Simmons Foods, Inc., 5.750%, 11/01/2024	1,078,000	0.3
1,500,000		Spectrum Brands, Inc., 5.750%, 07/15/2025	1,572,735	0.4
1,295,000		Teleflex, Inc., 5.250%, 06/15/2024	1,335,469	0.3
875,000	(2)	Tenet Healthcare Corp., 5.125%, 05/01/2025	889,263	0.2
1,900,000	(2)	Tenet Healthcare Corp., 6.750%, 06/15/2023	2,002,467	0.5
550,000		Tenet Healthcare Corp., 8.125%, 04/01/2022	597,438	0.1
1,025,000	(2)	Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/2024	887,266	0.2
750,000		United Rentals North America, Inc., 4.625%, 10/15/2025	768,178	0.2
720,000		United Rentals North America, Inc., 4.875%, 01/15/2028	751,500	0.2
385,000		United Rentals North America, Inc., 5.250%, 01/15/2030	404,974	0.1
770,000		United Rentals North America, Inc., 5.500%, 07/15/2025	804,073	0.2
335,000		United Rentals North America, Inc., 5.500%, 05/15/2027	356,356	0.1
1,245,000		United Rentals North America, Inc., 6.500%, 12/15/2026	1,361,096	0.3
680,000	(1)	Vizient, Inc., 6.250%, 05/15/2027	731,000	0.2

See Accompanying Notes to Financial Statements

13

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,175,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	1,086,875	0.3
			71,818,230	17.3

		Energy: 9.8%
900,000	(1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	959,589	0.2
1,550,000	(1)	Calfrac Holdings L.P., 8.500%, 06/15/2026	697,500	0.2
2,735,000	(1),(2)	California Resources Corp., 8.000%, 12/15/2022	1,367,500	0.3
1,500,000	(2)	Carrizo Oil & Gas, Inc., 6.250%, 04/15/2023	1,428,750	0.3
1,570,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	1,723,075	0.4
865,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/2025	964,475	0.2
1,025,000	(2)	Chesapeake Energy Corp., 8.000%, 01/15/2025	745,687	0.2
1,425,000	(2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	1,471,312	0.4
700,000	(2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/2023	721,875	0.2
1,530,000		Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	1,522,350	0.4
1,150,000		Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	537,625	0.1
1,110,000		Diamondback Energy, Inc., 4.750%, 11/01/2024	1,139,137	0.3
480,000		Diamondback Energy, Inc., 5.375%, 05/31/2025	502,109	0.1
550,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	574,750	0.1
425,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	453,687	0.1
825,000		EnLink Midstream Partners L.P., 4.150%, 06/01/2025	768,281	0.2
825,000		EnLink Midstream Partners L.P., 4.850%, 07/15/2026	786,844	0.2
1,410,000		Enviva Partners L.P. / Enviva Partners Finance Corp., 8.500%, 11/01/2021	1,447,013	0.4
1,470,000		Gulfport Energy Corp., 6.000%, 10/15/2024	1,070,675	0.3

1,500,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	1,575,000	0.4
1,245,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	1,128,281	0.3
1,625,000	(1)	Lonestar Resources America, Inc., 11.250%, 01/01/2023	1,336,563	0.3
1,430,000	(1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	1,437,150	0.3
1,460,000		Montage Resources Corp., 8.875%, 07/15/2023	1,124,200	0.3
1,245,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	922,856	0.2
1,160,000		Murphy Oil Corp., 4.200%, 12/01/2022	1,180,300	0.3
925,000		Murphy Oil Corp., 5.750%, 08/15/2025	943,500	0.2
210,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	217,829	0.1
960,000	(1)	NGPL PipeCo LLC, 4.875%, 08/15/2027	1,030,821	0.3
770,000	(1),(2)	Noble Holding International Ltd., 7.875%, 02/01/2026	558,250	0.1
1,875,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	1,937,100	0.5
525,000		Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	540,094	0.1
80,000		Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	83,694	0.0
80,000		Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	85,100	0.0
1,700,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	1,670,080	0.4
550,000	(1),(2)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.500%, 07/15/2027	601,475	0.1
1,060,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 01/15/2029	1,160,774	0.3
2,040,000		Transocean, Inc., 6.800%, 03/15/2038	1,264,800	0.3
720,000		Valaris plc, 5.750%, 10/01/2044	309,600	0.1
1,545,000	(1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	1,483,200	0.4

See Accompanying Notes to Financial Statements

14

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,015,000		WPX Energy, Inc., 5.250%, 10/15/2027	1,025,150	0.2
			40,498,051	9.8

		Financial: 5.8%
425,000	(1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	449,969	0.1
1,000,000	(1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	1,044,620	0.2
2,495,000	(2)	Ally Financial, Inc., 5.750%, 11/20/2025	2,803,806	0.7
1,500,000		Ally Financial, Inc., 7.500%, 09/15/2020	1,571,550	0.4
1,060,000		CIT Group, Inc., 5.000%, 08/15/2022	1,125,614	0.3
205,000		CIT Group, Inc., 5.250%, 03/07/2025	224,208	0.1
565,000		CIT Group, Inc., 6.125%, 03/09/2028	661,050	0.2
1,750,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	1,813,437	0.4
1,800,000	(1)	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.250%, 05/15/2026	1,890,000	0.5
1,675,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	1,842,500	0.4
1,425,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	1,496,250	0.4
1,315,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/2024	1,351,163	0.3
1,585,000		Navient Corp., 7.250%, 09/25/2023	1,728,839	0.4
1,300,000	(1),(2)	Quicken Loans, Inc., 5.250%, 01/15/2028	1,346,475	0.3
1,050,000	(1),(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	1,050,000	0.2
410,000		Springleaf Finance Corp., 6.125%, 05/15/2022	440,750	0.1
1,100,000		Springleaf Finance Corp., 6.125%, 03/15/2024	1,186,625	0.3
1,725,000		Springleaf Finance Corp., 7.125%, 03/15/2026	1,916,820	0.5
			23,943,676	5.8

		Industrial: 10.9%
1,655,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	1,731,544	0.4
1,610,000		AECOM, 5.875%, 10/15/2024	1,756,107	0.4

850,000	(1)	Amsted Industries, Inc., 5.625%, 07/01/2027	898,875	0.2
1,975,000	(4)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/2023	2,044,125	0.5
550,508	(1),(2),(4)	ARD Securities Finance SARL, 8.750% (PIK Rate 8.750%, Cash Rate 8.750%), 01/31/2023	572,528	0.1
800,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027	812,000	0.2
1,400,000	(1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	1,449,000	0.4
975,000	(1),(2)	Berry Global, Inc., 5.625%, 07/15/2027	1,011,562	0.2
1,675,000	(1)	BMC East LLC, 5.500%, 10/01/2024	1,746,753	0.4
375,000	(1)	Bombardier, Inc., 6.000%, 10/15/2022	376,406	0.1
1,675,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	1,815,281	0.4
1,325,000	(1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	1,434,312	0.4
850,000	(1)	Clean Harbors, Inc., 4.875%, 07/15/2027	889,312	0.2
425,000	(1)	Clean Harbors, Inc., 5.125%, 07/15/2029	451,562	0.1
1,100,000	(1)	F-Brasile SpA / F-Brasile US LLC, 7.375%, 08/15/2026	1,149,500	0.3
1,505,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	1,313,113	0.3
1,200,000	(1)	GFL Environmental, Inc., 8.500%, 05/01/2027	1,333,500	0.3
875,000	(1)	Granite Holdings US Acquisition Co., 11.000%, 10/01/2027	848,750	0.2
1,585,000	(1)	Itron, Inc., 5.000%, 01/15/2026	1,636,988	0.4
1,675,000	(1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	1,733,625	0.4
1,295,000	(1)	Koppers, Inc., 6.000%, 02/15/2025	1,302,291	0.3
760,000	(1)	Masonite International Corp., 5.375%, 02/01/2028	795,150	0.2
725,000	(1)	Masonite International Corp., 5.750%, 09/15/2026	767,594	0.2
2,070,000	(1),(2)	Mauser Packaging Solutions Holding Co., 7.250%, 04/15/2025	1,964,533	0.5
1,275,000	(1),(2)	Norbord, Inc., 5.750%, 07/15/2027	1,310,063	0.3
460,000	(1),(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	489,900	0.1
1,270,000	(1),(2)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	1,352,550	0.3
1,200,000	(1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	1,299,000	0.3

See Accompanying Notes to Financial Statements

15

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,075,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	1,103,219	0.3
225,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	233,578	0.1
950,000	(1)	Sealed Air Corp., 5.500%, 09/15/2025	1,026,000	0.3
275,000	(1)	Sensata Technologies, Inc., 4.375%, 02/15/2030	275,688	0.1
2,250,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	2,370,285	0.6
1,265,000	(1),(2)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,351,969	0.3
580,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	595,950	0.1
950,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	1,016,500	0.2
1,000,000		TransDigm, Inc., 6.375%, 06/15/2026	1,055,000	0.3
1,450,000		TransDigm, Inc., 6.500%, 05/15/2025	1,509,813	0.4
170,000	(1),(2)	Trivium Packaging Finance BV, 8.500%, 08/15/2027	184,238	0.0
422,000	(1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	444,946	0.1
			45,453,110	10.9

		Technology: 4.5%
1,650,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	1,713,937	0.4
550,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/2025	574,750	0.1
1,475,000	(2)	CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	1,631,350	0.4
1,900,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	1,935,625	0.5
600,000	(1)	Dell International LLC / EMC Corp., 5.875%, 06/15/2021	610,350	0.2
600,000	(1),(2)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	634,050	0.2
1,345,000		Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	1,398,800	0.3
810,000	(1)	MSCI, Inc., 5.250%, 11/15/2024	840,375	0.2
380,000	(1)	MSCI, Inc., 5.750%, 08/15/2025	400,425	0.1
1,375,000	(1)	MTS Systems Corp., 5.750%, 08/15/2027	1,433,438	0.3
1,000,000	(1)	Open Text Corp., 5.625%, 01/15/2023	1,028,750	0.3

650,000	(1),(2)	Open Text Corp., 5.875%, 06/01/2026	695,630	0.2
1,370,000	(1)	RP Crown Parent LLC, 7.375%, 10/15/2024	1,428,225	0.3
1,350,000	(1)	SS&C Technologies, Inc., 5.500%, 09/30/2027	1,413,315	0.3
1,750,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	1,811,250	0.4
1,330,000	(1),(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	1,263,500	0.3
			18,813,770	4.5

		Utilities: 2.2%
1,575,000	(2)	Calpine Corp., 5.750%, 01/15/2025	1,620,281	0.4
1,520,000	(1)	Drax Finco PLC, 6.625%, 11/01/2025	1,588,400	0.4
1,300,000	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	1,329,250	0.3
600,000	(2)	NRG Energy, Inc., 5.750%, 01/15/2028	647,250	0.1
1,750,000		NRG Energy, Inc., 6.625%, 01/15/2027	1,902,425	0.5
925,000	(1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	970,047	0.2
1,150,000	(1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	1,214,320	0.3
			9,271,973	2.2

	Total Corporate Bonds/Notes
	(Cost $383,910,209)		392,467,110	94.4

BANK LOANS: 0.7%
		Aerospace & Defense: 0.2%
1,000,000		Maxar Technologies Ltd. Term Loan B, 4.854%, (US0003M + 2.750%), 10/04/2024	884,167	0.2

		Containers & Glass Products: 0.3%
920,281		Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.794%, (US0001M + 2.750%), 02/05/2023	922,797	0.3

		Health Care: 0.2%
896,875		Bausch Health Companies, Inc. 2018 Term Loan B, 5.039%, (US0001M + 3.000%), 06/02/2025	901,520	0.2

	Total Bank Loans
	(Cost $2,732,079)		2,708,484	0.7

See Accompanying Notes to Financial Statements

16

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

CONVERTIBLE BONDS/NOTES: 0.1%
		Communications: 0.1%
625,000		DISH Network Corp., 3.375%, 08/15/2026	574,191	0.1

	Total Convertible Bonds/Notes
	(Cost $619,800)		574,191	0.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.2%
		Consumer Staples: 0.2%
27,789	(5),(6)	Southeastern Grocers, Inc.	917,037	0.2

	Total Common Stock
	(Cost $848,084)		917,037	0.2

	Total Long-Term Investments
	(Cost $388,110,172)		396,666,822	95.4

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 21.3%
		Commercial Paper: 3.5%
4,000,000		CVS Health Corp., 2.380%, 10/01/2019	3,999,739	1.0
4,000,000		Lowe's Cos, Inc., 2.100%, 10/01/2019	4,000,000	1.0
6,300,000		Sysco Corp., 2.470%, 10/01/2019	6,299,573	1.5
			14,299,312	3.5

		Floating Rate Notes: 3.8%
700,000	(7)	Bank of America Corp., 2.130%, 11/12/2019	700,023	0.2
300,000	(7)	Bank of America Corp., 2.140%, 11/07/2019	300,012	0.1
600,000	(7)	Bedford Row Funding, 2.130%, 12/16/2019	599,979	0.1
350,000	(7)	Bedford Row Funding, 2.150%, 01/07/2020	349,980	0.1
400,000	(7)	Crédit Agricole Group, 2.170%, 11/07/2019	399,980	0.1
300,000	(7)	DNB ASA, 2.180%, 11/04/2019	299,992	0.1
700,000	(7)	HSBC Holdings PLC, 2.170%, 11/08/2019	700,000	0.2
250,000	(7)	HSBC Holdings PLC, 2.180%, 12/27/2019	250,021	0.0
400,000	(7)	J.P. Morgan Securities LLC, 2.140%, 11/08/2019	399,987	0.1
600,000	(7)	Lloyds Bank PLC, 2.150%, 11/15/2019	599,992	0.1
400,000	(7)	Lloyds Bank PLC, 2.160%, 11/08/2019	399,996	0.1
600,000	(7)	Lloyds Bank PLC, 2.160%, 11/13/2019	599,993	0.1
300,000	(7)	Mitsubishi UFJ Financial Group, Inc., 2.160%, 11/07/2019	299,997	0.1
700,000	(7)	Mitsubishi UFJ Financial Group, Inc., 2.160%, 11/18/2019	699,997	0.2

700,000	(7)	Mizuho Financial Group Inc., 2.160%, 11/20/2019	700,000	0.2
300,000	(7)	Mizuho Financial Group Inc., 2.210%, 11/01/2019	300,001	0.1
700,000	(7)	National Australia Bank Ltd., 2.110%, 11/15/2019	699,955	0.1
400,000	(7)	National Bank Of Canada, 2.160%, 11/06/2019	399,988	0.1
600,000	(7)	Natixis S.A., 2.140%, 11/08/2019	599,981	0.1
300,000	(7)	Oversea-Chinese Banking Corp., Ltd., 2.160%, 10/07/2019	300,001	0.1
300,000	(7)	Oversea-Chinese Banking Corp., Ltd., 2.190%, 11/01/2019	299,996	0.1
400,000	(7)	Skandinaviska Enskilda Banken AB, 2.140%, 11/08/2019	399,987	0.1
400,000	(7)	Skandinaviska Enskilda Banken AB, 2.140%, 11/13/2019	399,986	0.1
800,000	(7)	Societe Generale, 2.220%, 12/02/2019	800,013	0.2
700,000	(7)	State Street Bank & Trust Co., 2.120%, 11/15/2019	699,955	0.1
300,000	(7)	Sumitomo Mitsui Trust Holdings, Inc., 2.190%, 10/01/2019	300,000	0.1
300,000	(7)	The Sumitomo Mitsui Financial Group, 2.160%, 11/08/2019	299,997	0.1
500,000	(7)	The Sumitomo Mitsui Financial Group, 2.160%, 11/18/2019	499,998	0.1
300,000	(7)	The Sumitomo Mitsui Financial Group, 2.190%, 11/05/2019	299,998	0.1
400,000	(7)	The Sumitomo Mitsui Financial Group, 2.210%, 11/01/2019	400,001	0.1
650,000	(7)	Sumitomo Mitsui Trust Holdings, Inc., 2.030%, 03/11/2020	650,251	0.1
700,000	(7)	Toronto-Dominion Bank, 2.120%, 11/18/2019	699,964	0.2
528,000	(7)	Wells Fargo & Co., 2.180%, 11/04/2019	527,986	0.1
			15,878,007	3.8

		Repurchase Agreements: 13.7%
17,127,491	(7)	Citigroup, Inc., Repurchase Agreement dated 09/30/19, 2.32%, due 10/01/19 (Repurchase Amount $17,128,580, collateralized by various U.S. Government Agency Obligations, 2.500%-9.000%, Market Value plus accrued interest $17,470,048, due 06/01/24-10/01/49)	17,127,491	4.1

See Accompanying Notes to Financial Statements

17

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

17,127,491	(7)	Daiwa Capital Markets, Repurchase Agreement dated 09/30/19, 2.37%, due 10/01/19 (Repurchase Amount $17,128,603, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $17,470,041, due 11/21/19-10/01/49)	17,127,491	4.1
17,127,491	(7)	Guggenheim Securities LLC, Repurchase Agreement dated 09/30/19, 2.42%, due 10/01/19 (Repurchase Amount $17,128,627, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.500%-5.000%, Market Value plus accrued interest $17,470,043, due 08/15/22-06/20/69)	17,127,491	4.1
5,572,870	(7)	Nomura Securities, Repurchase Agreement dated 09/30/19, 2.35%, due 10/01/19 (Repurchase Amount $5,573,229, collateralized by various U.S. Government Securities, 0.000%-2.875%, Market Value plus accrued interest $5,684,327, due 05/15/20-05/15/49)	5,572,870	1.4
			56,955,343	13.7

		Certificates of Deposit: 0.2%
725,000	(7)	Landesbank Baden-Wurttemberg, 2.180%, 01/09/2020
		(Cost $725,080)	725,080	0.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.1%
546,000	(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.840%
		(Cost $546,000)	546,000	0.1

	Total Short-Term Investments
	(Cost $88,404,430)		88,403,742	21.3

Total Investments in Securities (Cost $476,514,602)	$485,070,564	116.7
Liabilities in Excess of Other Assets	(69,401,261)	(16.7)
Net Assets	$415,669,303	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of September 30, 2019.
(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Non-income producing security.
(7)	Represents securities purchased with cash collateral received for securities on loan.
(8)	Rate shown is the 7-day yield as of September 30, 2019.

Reference Rate Abbreviations:

US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

18

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.2%
		Basic Materials: 0.9%
2,746,000	(1)	Anglo American Capital PLC, 4.875%, 05/14/2025	$2,985,028	0.0
2,953,000	(2)	ArcelorMittal, 4.250%, 07/16/2029	3,004,755	0.1
4,510,000		ArcelorMittal, 5.500%, 03/01/2021	4,697,553	0.1
1,945,000		ArcelorMittal, 7.000%, 10/15/2039	2,360,546	0.0
5,485,000		CNAC HK Finbridge Co. Ltd., 5.125%, 03/14/2028	6,164,357	0.1
1,109,000	(2)	Dow Chemical Co/The, 3.500%, 10/01/2024	1,157,938	0.0
3,203,000		Dow Chemical Co/The, 4.625%, 10/01/2044	3,444,042	0.1
1,090,000	(1),(2)	Dow Chemical Co/The, 4.800%, 11/30/2028	1,232,620	0.0
3,745,000	(1)	Dow Chemical Co/The, 5.550%, 11/30/2048	4,553,312	0.1
2,104,000		FMC Corp., 3.200%, 10/01/2026	2,126,639	0.0
702,000		FMC Corp., 3.450%, 10/01/2029	712,108	0.0
1,960,000	(1)	Georgia-Pacific LLC, 3.163%, 11/15/2021	1,993,011	0.0
9,635,000	(1)	Georgia-Pacific LLC, 5.400%, 11/01/2020	9,968,080	0.1
1,996,000		International Flavors & Fragrances, Inc., 3.400%, 09/25/2020	2,019,141	0.0
1,666,000		Mosaic Co/The, 5.450%, 11/15/2033	1,889,532	0.0
7,120,000	(1)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	7,391,343	0.1
662,000		Newmont Goldcorp Corp., 3.700%, 03/15/2023	689,626	0.0
4,825,000	(1)	Novelis Corp., 5.875%, 09/30/2026	5,072,281	0.1
1,335,000	(1),(2)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	982,059	0.0
4,005,000		Teck Resources Ltd., 6.125%, 10/01/2035	4,570,123	0.1
2,360,000		Teck Resources Ltd., 6.000%, 08/15/2040	2,558,748	0.0
			69,572,842	0.9

		Communications: 2.7%
2,455,000		Alibaba Group Holding Ltd., 3.600%, 11/28/2024	2,584,993	0.0
3,173,000	(2)	Amazon.com, Inc., 4.050%, 08/22/2047	3,824,838	0.1
630,000		AT&T, Inc., 2.950%, 07/15/2026	639,962	0.0
3,876,000		AT&T, Inc., 4.300%, 02/15/2030	4,269,457	0.1
2,657,000		AT&T, Inc., 4.550%, 03/09/2049	2,871,563	0.0

1,622,000		AT&T, Inc., 5.150%, 03/15/2042	1,869,190	0.0
3,275,000		AT&T, Inc., 5.150%, 11/15/2046	3,804,855	0.1
8,046,000		AT&T, Inc., 5.150%, 02/15/2050	9,433,762	0.1
7,619,000		AT&T, Inc., 5.650%, 02/15/2047	9,466,591	0.1
2,090,000		CBS Corp., 5.500%, 05/15/2033	2,441,642	0.0
4,725,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	4,975,932	0.1
5,882,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	6,469,094	0.1
3,975,000		Comcast Corp., 3.300%, 10/01/2020	4,029,746	0.1
3,650,000		Comcast Corp., 3.450%, 10/01/2021	3,759,879	0.1
3,288,000		Comcast Corp., 3.900%, 03/01/2038	3,645,610	0.1
5,289,000		Comcast Corp., 3.950%, 10/15/2025	5,763,050	0.1
2,932,000		Comcast Corp., 3.999%, 11/01/2049	3,263,948	0.0
6,080,000		Comcast Corp., 4.000%, 03/01/2048	6,747,626	0.1
3,250,000		Comcast Corp., 4.600%, 10/15/2038	3,900,964	0.1
5,120,000	(1),(2)	CommScope Technologies LLC, 5.000%, 03/15/2027	4,249,600	0.1
7,825,000	(1)	CSC Holdings LLC, 5.750%, 01/15/2030	8,187,845	0.1
4,480,000		Discovery Communications LLC, 2.950%, 03/20/2023	4,555,059	0.1
3,750,000		Discovery Communications LLC, 5.200%, 09/20/2047	4,099,850	0.1
2,300,000	(2)	DISH DBS Corp., 5.875%, 11/15/2024	2,288,500	0.0
3,110,000	(1)	Expedia Group, Inc., 3.250%, 02/15/2030	3,108,736	0.0
7,300,000	(1),(2)	Gray Television, Inc., 7.000%, 05/15/2027	8,047,885	0.1
1,980,000		Interpublic Group of Cos, Inc./The, 3.500%, 10/01/2020	2,003,569	0.0
2,770,000		Interpublic Group of Cos, Inc./The, 3.750%, 10/01/2021	2,840,435	0.0
9,365,000	(1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	9,649,228	0.1
8,050,000	(1),(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	8,130,500	0.1

See Accompanying Notes to Financial Statements

19

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

3,355,000	(1)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	3,589,850	0.1
7,225,000		Sprint Nextel Corp., 6.875%, 11/15/2028	7,894,758	0.1
2,500,000		Telecom Italia Capital SA, 7.721%, 06/04/2038	3,037,500	0.0
3,420,000	(1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	3,475,200	0.0
2,350,000		Time Warner Cable LLC, 5.500%, 09/01/2041	2,537,512	0.0
2,829,000		Time Warner Cable LLC, 5.875%, 11/15/2040	3,171,383	0.0
4,610,000		Verizon Communications, Inc., 3.850%, 11/01/2042	4,954,877	0.1
1,999,000	(2)	Verizon Communications, Inc., 4.016%, 12/03/2029	2,224,331	0.0
6,432,000		Verizon Communications, Inc., 4.812%, 03/15/2039	7,726,528	0.1
4,469,000		Verizon Communications, Inc., 4.862%, 08/21/2046	5,472,257	0.1
3,668,000		Viacom, Inc., 4.375%, 03/15/2043	3,787,603	0.1
1,950,000		Viacom, Inc., 5.850%, 09/01/2043	2,401,692	0.0
2,185,000		Walt Disney Co/The, 2.000%, 09/01/2029	2,130,647	0.0
2,075,000	(1)	Walt Disney Co/The, 3.000%, 09/15/2022	2,141,385	0.0
5,230,000	(1)	Walt Disney Co/The, 4.750%, 11/15/2046	6,899,585	0.1
			202,369,017	2.7

		Consumer, Cyclical: 1.8%
7,705,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	7,978,528	0.1
3,925,000	(2)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	3,585,164	0.1
1,394,154		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	1,443,646	0.0
1,804,361		American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	1,922,160	0.0
4,823,500		American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	4,964,346	0.1
2,672,000		American Airlines 2019-1 Class B Pass Through Trust, 3.850%, 08/15/2029	2,701,659	0.0
4,205,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	4,309,424	0.1
4,340,000	(1)	BMW US Capital LLC, 3.450%, 04/12/2023	4,516,532	0.1

5,000,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	5,124,500	0.1
968,946		Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	1,022,141	0.0
551,349		Continental Airlines 2012-2 Class A Pass Through Trust, 4.000%, 04/29/2026	581,453	0.0
3,000,597		Continental Airlines 2012-2 Class B Pass Through Trust, 5.500%, 04/29/2022	3,064,959	0.0
5,659,000	(1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	5,664,949	0.1
2,565,000	(1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	2,718,900	0.0
2,373,546		Delta Air Lines 2002-1 Class G-1 Pass Through Trust, 6.718%, 07/02/2024	2,521,180	0.0
1,469,196		Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.625%, 01/30/2029	1,569,478	0.0
8,000,000		Delta Air Lines, Inc., 3.800%, 04/19/2023	8,303,657	0.1
3,099,000		Delta Air Lines, Inc., 4.375%, 04/19/2028	3,311,952	0.0
3,970,000		DR Horton, Inc., 4.750%, 02/15/2023	4,228,786	0.1
1,642,000	(2)	Ford Motor Credit Co. LLC, 3.664%, 09/08/2024	1,618,716	0.0
3,266,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/2025	3,234,399	0.0
2,200,000		General Motors Co., 5.400%, 04/01/2048	2,209,840	0.0
3,665,000		General Motors Financial Co., Inc., 4.150%, 06/19/2023	3,813,576	0.1
1,732,000		General Motors Financial Co., Inc., 4.350%, 01/17/2027	1,783,031	0.0
3,250,000		Home Depot, Inc./The, 4.500%, 12/06/2048	4,062,343	0.1
3,926,000		Lowe's Cos, Inc., 3.700%, 04/15/2046	3,955,497	0.1
3,095,000		McDonald's Corp., 4.450%, 09/01/2048	3,585,631	0.1
2,690,000	(2)	MGM Resorts International, 4.625%, 09/01/2026	2,818,125	0.0
851,000		O'Reilly Automotive, Inc., 3.600%, 09/01/2027	906,587	0.0
7,385,000	(1),(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	7,892,571	0.1
2,330,000		Southwest Airlines Co., 3.450%, 11/16/2027	2,434,619	0.0

See Accompanying Notes to Financial Statements

20

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,811,732		Spirit Airlines Pass Through Trust 2017-1AA, 3.375%, 08/15/2031	1,891,933	0.0
2,394,410		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	2,507,045	0.0
2,415,061		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	2,480,952	0.0
958,681		United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	975,192	0.0
4,603,535		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	4,656,706	0.1
1,281,146		United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	1,288,320	0.0
3,528,049		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	3,718,130	0.1
5,404,738		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	5,642,862	0.1
3,570,000		Walmart, Inc., 2.350%, 12/15/2022	3,623,833	0.1
1,729,000		Walmart, Inc., 3.300%, 04/22/2024	1,827,654	0.0
			136,460,976	1.8

		Consumer, Non-cyclical: 5.0%
2,180,000		Abbott Laboratories, 2.900%, 11/30/2021	2,220,062	0.0
1,020,000		Abbott Laboratories, 3.750%, 11/30/2026	1,112,322	0.0
1,189,000		Abbott Laboratories, 4.750%, 11/30/2036	1,463,308	0.0
1,560,000		Abbott Laboratories, 4.900%, 11/30/2046	2,015,515	0.0
2,210,000	(2)	AbbVie, Inc., 2.900%, 11/06/2022	2,253,921	0.0
16,000		AbbVie, Inc., 3.200%, 05/14/2026	16,306	0.0
1,599,000		AbbVie, Inc., 3.375%, 11/14/2021	1,639,462	0.0
2,526,000		AbbVie, Inc., 4.450%, 05/14/2046	2,622,609	0.0
2,005,000		AbbVie, Inc., 4.500%, 05/14/2035	2,164,850	0.0
1,849,000		Aetna, Inc., 2.800%, 06/15/2023	1,873,722	0.0
1,764,000		Aetna, Inc., 4.500%, 05/15/2042	1,871,998	0.0
2,298,000		Allergan Finance LLC, 4.625%, 10/01/2042	2,390,215	0.0
2,895,000		Altria Group, Inc., 4.800%, 02/14/2029	3,177,339	0.0
1,325,000		Altria Group, Inc., 5.800%, 02/14/2039	1,539,140	0.0

1,326,000		Altria Group, Inc., 5.950%, 02/14/2049	1,562,118	0.0
5,217,000		AmerisourceBergen Corp., 3.450%, 12/15/2027	5,396,839	0.1
7,500,000	(2)	Amgen, Inc., 3.200%, 11/02/2027	7,851,074	0.1
2,553,000		Amgen, Inc., 4.563%, 06/15/2048	2,927,595	0.0
3,732,000		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	4,322,922	0.1
10,440,000		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	12,438,767	0.2
1,960,000		Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	2,216,832	0.0
2,170,000		Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	2,750,128	0.0
1,598,000		Anthem, Inc., 3.500%, 08/15/2024	1,676,085	0.0
3,059,000		Anthem, Inc., 4.101%, 03/01/2028	3,307,375	0.1
4,159,000		Anthem, Inc., 5.100%, 01/15/2044	4,855,315	0.1
5,220,000		AstraZeneca PLC, 2.375%, 11/16/2020	5,242,684	0.1
3,354,000		AstraZeneca PLC, 3.375%, 11/16/2025	3,531,762	0.1
3,580,000		BAT Capital Corp., 3.222%, 08/15/2024	3,625,709	0.1
1,973,000		BAT Capital Corp., 3.462%, 09/06/2029	1,934,686	0.0
4,270,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	4,283,218	0.1
2,825,000	(1),(2)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	2,938,000	0.0
4,220,000		Becton Dickinson and Co., 2.894%, 06/06/2022	4,285,862	0.1
1,769,000	(1)	Bristol-Myers Squibb Co., 3.400%, 07/26/2029	1,893,072	0.0
3,421,000	(1)	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	3,886,199	0.1
3,870,000		Bunge Ltd. Finance Corp., 4.350%, 03/15/2024	4,079,458	0.1
5,377,000	(1)	Cargill, Inc., 3.875%, 05/23/2049	6,190,764	0.1
5,325,000		Celgene Corp., 3.875%, 08/15/2025	5,752,742	0.1
5,406,000		Celgene Corp., 4.550%, 02/20/2048	6,459,095	0.1
17,370,000		Cigna Corp., 3.200%, 09/17/2020	17,542,288	0.2
2,471,000		Cigna Corp., 4.125%, 11/15/2025	2,664,264	0.0
4,060,000		Cigna Corp., 4.800%, 08/15/2038	4,576,195	0.1

See Accompanying Notes to Financial Statements

21

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,000,000		Cigna Corp., 4.900%, 12/15/2048	2,296,969	0.0
2,587,000		CVS Health Corp., 3.700%, 03/09/2023	2,694,315	0.0
1,434,000		CVS Health Corp., 4.100%, 03/25/2025	1,532,208	0.0
4,783,000		CVS Health Corp., 4.300%, 03/25/2028	5,177,677	0.1
5,579,000		CVS Health Corp., 5.050%, 03/25/2048	6,354,621	0.1
7,379,000	(1)	Danone SA, 2.947%, 11/02/2026	7,560,486	0.1
3,095,000		Eli Lilly & Co., 3.950%, 03/15/2049	3,590,006	0.1
1,976,000	(1)	Fresenius Medical Care US Finance III, Inc., 3.750%, 06/15/2029	1,989,022	0.0
3,460,000		General Mills, Inc., 3.700%, 10/17/2023	3,644,581	0.1
4,340,000		General Mills, Inc., 4.000%, 04/17/2025	4,679,905	0.1
7,000,000	(2)	Gilead Sciences, Inc., 4.400%, 12/01/2021	7,304,260	0.1
3,420,000		GlaxoSmithKline Capital PLC, 2.875%, 06/01/2022	3,495,394	0.1
8,183,000		Global Payments, Inc., 2.650%, 02/15/2025	8,227,876	0.1
3,505,000		Global Payments, Inc., 3.200%, 08/15/2029	3,557,455	0.1
3,076,000		HCA, Inc., 4.500%, 02/15/2027	3,303,514	0.1
1,738,000		HCA, Inc., 5.125%, 06/15/2039	1,906,677	0.0
1,449,000		HCA, Inc., 5.250%, 04/15/2025	1,613,774	0.0
579,000	(2)	HCA, Inc., 5.250%, 06/15/2049	638,198	0.0
2,657,000		HCA, Inc., 5.500%, 06/15/2047	3,008,361	0.0
1,671,000		IHS Markit Ltd., 4.250%, 05/01/2029	1,801,221	0.0
2,290,000	(1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,358,334	0.0
1,140,000		Johnson & Johnson, 4.375%, 12/05/2033	1,362,670	0.0
3,200,000		Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	3,388,114	0.1
289,000		Keurig Dr Pepper, Inc., 4.417%, 05/25/2025	315,893	0.0
2,500,000	(2)	Keurig Dr Pepper, Inc., 5.085%, 05/25/2048	2,956,160	0.0
2,750,000		Kraft Heinz Foods Co., 4.375%, 06/01/2046	2,615,382	0.0
3,849,000	(1)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	3,962,696	0.1
2,000,000	(1)	Kraft Heinz Foods Co., 3.750%, 04/01/2030	2,020,900	0.0
1,500,000		Kroger Co., 3.875%, 10/15/2046	1,434,512	0.0
1,309,000	(2)	Kroger Co/The, 4.650%, 01/15/2048	1,404,104	0.0
251,000		Kroger Co/The, 5.150%, 08/01/2043	277,606	0.0
3,070,000	(1)	Mars, Inc., 3.200%, 04/01/2030	3,251,481	0.1

3,070,000	(1),(2)	Mars, Inc., 3.875%, 04/01/2039	3,436,765	0.1
1,484,000		Medtronic, Inc., 4.375%, 03/15/2035	1,789,349	0.0
236,000		Medtronic, Inc., 4.625%, 03/15/2045	303,306	0.0
2,910,000	(2)	Merck & Co., Inc., 4.000%, 03/07/2049	3,466,878	0.1
1,690,000		Mylan NV, 3.750%, 12/15/2020	1,715,310	0.0
4,985,000		PayPal Holdings, Inc., 2.850%, 10/01/2029	5,011,625	0.1
1,722,000		PepsiCo, Inc., 4.450%, 04/14/2046	2,149,700	0.0
2,720,000	(2)	PepsiCo, Inc., 2.625%, 07/29/2029	2,794,310	0.0
1,365,000		PepsiCo, Inc., 3.375%, 07/29/2049	1,461,220	0.0
2,950,000		Pfizer, Inc., 3.450%, 03/15/2029	3,201,271	0.1
3,795,000		Pfizer, Inc., 3.200%, 09/15/2023	3,978,313	0.1
3,900,000		Pfizer, Inc., 4.000%, 03/15/2049	4,507,115	0.1
1,689,000		Philip Morris International, Inc., 3.875%, 08/21/2042	1,735,829	0.0
3,375,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	3,637,406	0.1
7,780,000	(1)	Post Holdings, Inc., 5.500%, 12/15/2029	8,139,825	0.1
1,829,000		RELX Capital, Inc., 3.125%, 10/15/2022	1,866,954	0.0
5,120,000		RELX Capital, Inc., 4.000%, 03/18/2029	5,594,420	0.1
1,903,000		Reynolds American, Inc., 5.850%, 08/15/2045	2,110,177	0.0
818,000		Reynolds American, Inc., 6.150%, 09/15/2043	928,355	0.0
2,250,000	(1),(2)	SC Johnson & Son, Inc., 4.750%, 10/15/2046	2,792,581	0.0
4,825,000	(1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	4,926,212	0.1
3,698,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	3,716,239	0.1
7,240,000	(1)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	7,498,330	0.1
5,330,000	(1)	Tenet Healthcare Corp., 5.125%, 11/01/2027	5,514,418	0.1
9,510,000		Unilever Capital Corp., 3.000%, 03/07/2022	9,753,358	0.1
13,215,000		Unilever Capital Corp., 3.250%, 03/07/2024	13,930,570	0.2
2,775,000		United Rentals North America, Inc., 4.875%, 01/15/2028	2,896,406	0.0
848,000		UnitedHealth Group, Inc., 2.875%, 08/15/2029	866,133	0.0

See Accompanying Notes to Financial Statements

22

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,117,000		UnitedHealth Group, Inc., 3.500%, 08/15/2039	2,209,710	0.0
1,483,000		UnitedHealth Group, Inc., 3.875%, 08/15/2059	1,572,140	0.0
2,310,000		UnitedHealth Group, Inc., 4.200%, 01/15/2047	2,627,791	0.0
			370,408,205	5.0

		Energy: 3.1%
4,713,000		Apache Corp., 5.250%, 02/01/2042	4,822,561	0.1
4,856,000		BP Capital Markets America, Inc., 3.224%, 04/14/2024	5,060,779	0.1
3,280,000		BP Capital Markets PLC, 4.742%, 03/11/2021	3,400,301	0.1
2,903,000		Canadian Natural Resources Ltd., 4.950%, 06/01/2047	3,436,663	0.1
3,000,000	(2)	Cenovus Energy, Inc., 3.800%, 09/15/2023	3,096,260	0.0
1,575,000	(2)	Cenovus Energy, Inc., 5.400%, 06/15/2047	1,777,037	0.0
2,725,000		Cenovus Energy, Inc., 6.750%, 11/15/2039	3,338,806	0.1
5,664,000	(2)	Cimarex Energy Co., 3.900%, 05/15/2027	5,772,774	0.1
680,000		Cimarex Energy Co., 4.375%, 06/01/2024	715,036	0.0
1,945,000	(2)	Cimarex Energy Co., 4.375%, 03/15/2029	2,049,103	0.0
6,159,000	(1)	Colonial Pipeline Co., 3.500%, 10/15/2020	6,206,603	0.1
4,032,000	(2)	Continental Resources, Inc./OK, 3.800%, 06/01/2024	4,113,389	0.1
7,100,000		Empresa Nacional del Petroleo, 3.750%, 08/05/2026	7,339,648	0.1
400,000	(1),(2)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	413,501	0.0
3,277,000	(2)	Enable Midstream Partners L.P., 4.150%, 09/15/2029	3,160,281	0.0
2,960,000	(3)	Enbridge, Inc., 6.250%, 03/01/2078	3,141,759	0.0
1,217,000		Energy Transfer Operating L.P., 4.650%, 06/01/2021	1,253,876	0.0
8,457,000		Energy Transfer Operating L.P., 5.300%, 04/15/2047	9,112,373	0.1
1,263,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	1,339,330	0.0
3,140,000		Enterprise Products Operating LLC, 3.500%, 02/01/2022	3,243,460	0.1
862,000		Enterprise Products Operating LLC, 4.200%, 01/31/2050	925,748	0.0

3,800,000	(2),(3)	Enterprise Products Operating LLC, 4.875%, 08/16/2077	3,677,526	0.1
2,185,000		Enterprise Products Operating LLC, 4.900%, 05/15/2046	2,538,710	0.0
202,000	(3)	Enterprise Products Operating LLC, 5.375%, 02/15/2078	195,282	0.0
6,645,000	(2)	EOG Resources, Inc., 2.625%, 03/15/2023	6,777,758	0.1
2,338,000	(2)	Exxon Mobil Corp., 2.726%, 03/01/2023	2,403,781	0.0
1,970,000		Exxon Mobil Corp., 2.995%, 08/16/2039	1,981,454	0.0
1,974,000		Exxon Mobil Corp., 3.095%, 08/16/2049	1,992,407	0.0
7,243,000		Halliburton Co., 3.500%, 08/01/2023	7,527,618	0.1
2,850,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	2,992,500	0.0
3,800,000		Husky Energy, Inc., 4.400%, 04/15/2029	4,005,269	0.1
5,775,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	6,261,717	0.1
2,650,000		KazMunayGas National Co. JSC, 5.375%, 04/24/2030	2,984,231	0.0
1,575,000	(1)	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	1,773,647	0 .0
1,295,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	1,390,100	0.0
1,947,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	2,235,261	0.0
2,235,000		Kinder Morgan, Inc./DE, 5.550%, 06/01/2045	2,641,292	0.0
1,443,000		Marathon Petroleum Corp., 5.000%, 09/15/2054	1,545,826	0.0
1,020,000	(1)	MPLX L.P., 5.250%, 01/15/2025	1,076,944	0.0
2,668,000		Noble Energy, Inc., 4.200%, 10/15/2049	2,629,613	0.0
3,867,000		Occidental Petroleum Corp., 2.900%, 08/15/2024	3,900,695	0.1
3,660,000		ONEOK Partners L.P., 3.375%, 10/01/2022	3,750,523	0.1
1,890,000		ONEOK, Inc., 3.400%, 09/01/2029	1,874,394	0.0
750,000		Pertamina Persero PT, 5.625%, 05/20/2043	875,687	0.0
4,750,000		Petroleos del Peru SA, 4.750%, 06/19/2032	5,219,062	0.1
4,000,000	(1)	Petroleos del Peru SA, 4.750%, 06/19/2032	4,395,000	0.1
8,500,000		Petroleos Mexicanos, 6.500%, 03/13/2027	8,869,750	0.1
2,225,000		Petroleos Mexicanos, 6.500%, 01/23/2029	2,266,607	0.0

See Accompanying Notes to Financial Statements

23

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,225,000	(2)	Petroleos Mexicanos, 6.875%, 08/04/2026	2,397,437	0.0
2,839,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.550%, 12/15/2029	2,796,909	0.0
2,251,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.500%, 12/15/2026	2,391,278	0.0
3,468,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	3,713,143	0.1
5,190,000	(1)	Schlumberger Investment SA, 2.400%, 08/01/2022	5,227,582	0.1
1,656,000	(1)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	1,689,758	0.0
4,235,000		Shell International Finance BV, 3.250%, 05/11/2025	4,490,465	0.1
4,432,000	(2)	Shell International Finance BV, 4.000%, 05/10/2046	5,135,365	0.1
2,528,000		Spectra Energy Partners L.P., 5.950%, 09/25/2043	3,210,171	0.0
325,000	(2)	Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	342,519	0.0
1,003,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/2045	1,077,083	0.0
2,975,000	(1),(2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	2,922,640	0.0
4,143,000		Total Capital Canada Ltd., 2.750%, 07/15/2023	4,260,773	0.1
7,344,000		Total Capital International SA, 3.461%, 07/12/2049	7,794,517	0.1
2,067,000	(3)	Transcanada Trust, 5.500%, 09/15/2079	2,136,307	0.0
803,000		Western Midstream Operating L.P., 4.000%, 07/01/2022	812,988	0.0
4,375,000		Williams Cos, Inc./The, 4.000%, 09/15/2025	4,629,087	0.1
4,884,000		Williams Cos, Inc./The, 5.400%, 03/04/2044	5,483,724	0.1
1,846,000		Williams Partners L.P., 3.600%, 03/15/2022	1,896,834	0.0
3,584,000	(2)	Williams Partners L.P., 3.750%, 06/15/2027	3,710,591	0.1
7,225,000	(2)	WPX Energy, Inc., 5.750%, 06/01/2026	7,432,719	0.1
			235,053,832	3.1

		Financial: 8.4%
9,100,000	(1)	ABN AMRO Bank NV, 4.750%, 07/28/2025	9,816,449	0.1

3,329,000		American International Group, Inc., 4.500%, 07/16/2044	3,711,712	0.1
2,090,000	(3)	American International Group, Inc., 5.750%, 04/01/2048	2,238,348	0.0
3,975,000		Air Lease Corp., 3.500%, 01/15/2022	4,078,396	0.1
3,795,000		American Express Co., 3.700%, 08/03/2023	4,001,144	0.1
3,141,000	(2)	American International Group, Inc., 4.750%, 04/01/2048	3,676,090	0.1
1,955,000		American Tower Corp., 2.750%, 01/15/2027	1,951,833	0.0
3,085,000		American Tower Corp., 3.700%, 10/15/2049	3,076,084	0.0
3,420,000	(1)	ANZ New Zealand Int'l Ltd./London, 3.400%, 03/19/2024	3,574,122	0.1
4,220,000	(1)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	4,455,298	0.1
3,460,000	(2)	Assurant, Inc., 3.700%, 02/22/2030	3,472,261	0.0
4,643,000		Assurant, Inc., 4.900%, 03/27/2028	5,066,351	0.1
764,000		Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.375%, 10/14/2025	800,298	0.0
4,600,000		Banco Santander SA, 3.125%, 02/23/2023	4,689,310	0.1
3,625,000	(2),(3)	Bank of America Corp., 3.194%, 07/23/2030	3,745,438	0.1
2,750,000	(3)	Bank of America Corp., 3.419%, 12/20/2028	2,871,758	0.0
10,041,000	(3)	Bank of America Corp., 3.499%, 05/17/2022	10,242,141	0.1
2,300,000	(3)	Bank of America Corp., 3.550%, 03/05/2024	2,393,136	0.0
1,941,000		Bank of America Corp., 3.950%, 04/21/2025	2,060,832	0.0
3,940,000	(3)	Bank of America Corp., 3.974%, 02/07/2030	4,316,727	0.1
2,645,000	(3)	Bank of America Corp., 4.078%, 04/23/2040	2,956,460	0.0
7,307,000		Bank of America Corp., 4.183%, 11/25/2027	7,868,056	0.1
4,495,000		Bank of America Corp., 4.250%, 10/22/2026	4,874,786	0.1
11,615,000	(3)	Bank of America Corp., 4.271%, 07/23/2029	12,954,909	0.2
5,349,000	(3)	Bank of America Corp., 4.330%, 03/15/2050	6,329,157	0.1

See Accompanying Notes to Financial Statements

24

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

3,412,000	(2),(3)	Bank of America Corp., 5.125%, 12/31/2199	3,539,950	0.0
5,594,000	(3)	Bank of Montreal, 3.803%, 12/15/2032	5,806,740	0.1
4,680,000	(2)	Bank of Nova Scotia/The, 2.700%, 08/03/2026	4,751,943	0.1
7,130,000		Bank of Nova Scotia/The, 3.125%, 04/20/2021	7,249,231	0.1
3,962,000		Bank of Nova Scotia, 4.500%, 12/16/2025	4,313,455	0.1
2,980,000	(1)	Barclays Bank PLC, 10.179%, 06/12/2021	3,333,525	0.0
7,023,000	(3)	Barclays PLC, 3.932%, 05/07/2025	7,260,618	0.1
10,893,000	(3)	BB&T Corp., 4.800%, 12/31/2199	10,906,507	0.1
7,160,000		Berkshire Hathaway Finance Corp., 4.250%, 01/15/2049	8,500,184	0.1
4,110,000	(2)	Berkshire Hathaway, Inc., 2.750%, 03/15/2023	4,218,345	0.1
6,924,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	7,151,708	0.1
8,130,000	(1)	BPCE SA, 2.700%, 10/01/2029	8,091,053	0.1
2,094,000	(1),(2)	BPCE SA, 5.150%, 07/21/2024	2,294,655	0.0
7,020,000	(1)	BPCE SA, 5.700%, 10/22/2023	7,744,935	0.1
7,155,000	(2)	Canadian Imperial Bank of Commerce, 3.100%, 04/02/2024	7,379,330	0.1
2,160,000		Charles Schwab Corp./The, 3.250%, 05/22/2029	2,278,183	0.0
9,025,000		Charles Schwab Corp./The, 3.550%, 02/01/2024	9,548,784	0.1
5,310,000		Citibank NA, 3.400%, 07/23/2021	5,440,396	0.1
3,170,000	(3)	Citigroup, Inc., 2.876%, 07/24/2023	3,214,724	0.0
4,915,000		Citigroup, Inc., 5.500%, 09/13/2025	5,572,364	0.1
1,147,000	(1)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	1,190,681	0.0
1,520,000	(1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	1,512,471	0.0
6,300,000		Cooperatieve Rabobank UA, 4.375%, 08/04/2025	6,806,009	0.1
1,500,000		Cooperatieve Rabobank UA, 4.625%, 12/01/2023	1,613,836	0.0
3,150,000		Corp Financiera de Desarrollo SA, 4.750%, 07/15/2025	3,472,906	0.0
4,330,000	(1)	Credit Agricole SA/London, 2.375%, 07/01/2021	4,344,971	0.1
4,068,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	4,540,148	0.1

2,970,000	(1),(3)	Credit Suisse Group AG, 2.997%, 12/14/2023	2,999,654	0.0
1,170,000	(1),(3)	Credit Suisse Group AG, 3.869%, 01/12/2029	1,233,339	0.0
1,441,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/2028	1,550,732	0.0
2,470,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/2021	2,511,329	0.0
3,190,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/2022	3,315,469	0.0
8,650,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	8,698,412	0.1
2,404,000	(3)	Discover Bank, 4.682%, 08/09/2028	2,515,533	0.0
805,000		Discover Financial Services, 3.850%, 11/21/2022	840,544	0.0
3,941,000		Enstar Group Ltd., 4.950%, 06/01/2029	4,170,114	0.1
3,800,000	(1)	ESH Hospitality, Inc., 4.625%, 10/01/2027	3,819,000	0.1
4,085,000		Essex Portfolio L.P., 3.000%, 01/15/2030	4,130,424	0.1
1,862,000		Essex Portfolio L.P., 3.250%, 05/01/2023	1,915,771	0.0
2,301,000		Fairfax Financial Holdings Ltd., 4.850%, 04/17/2028	2,491,828	0.0
2,885,000	(1)	Fairfax US, Inc., 4.875%, 08/13/2024	3,085,752	0.0
13,105,000	(1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	13,140,765	0.2
750,000		Fondo MIVIVIENDA SA, 3.500%, 01/31/2023	770,625	0.0
1,516,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	1,512,716	0.0
3,669,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	3,854,927	0.1
2,426,000	(2)	Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	2,441,345	0.0
5,493,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	5,893,176	0.1
1,680,000		Goldman Sachs Group, Inc., 5.150%, 05/22/2045	2,001,072	0.0
792,000		Goldman Sachs Group, Inc., 6.750%, 10/01/2037	1,069,655	0.0
4,580,000	(1),(3)	Harborwalk Funding Trust, 5.077%, 02/15/2069	5,531,816	0.1

See Accompanying Notes to Financial Statements

25

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

4,791,000	(1)	HSBC Bank PLC, 4.125%, 08/12/2020	4,877,965	0.1
2,575,000	(3)	HSBC Holdings PLC, 3.803%, 03/11/2025	2,684,016	0.0
2,924,000	(3)	HSBC Holdings PLC, 3.973%, 05/22/2030	3,125,200	0.0
4,593,000	(3)	HSBC Holdings PLC, 4.041%, 03/13/2028	4,878,954	0.1
4,085,000		HSBC Holdings PLC, 4.300%, 03/08/2026	4,427,062	0.1
4,831,000	(2),(3)	HSBC Holdings PLC, 6.000%, 12/31/2199	4,976,123	0.1
6,599,000		ING Groep NV, 3.550%, 04/09/2024	6,899,275	0.1
1,107,000		Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.150%, 01/23/2030	1,107,081	0.0
3,604,000		JPMorgan Chase & Co., 2.550%, 10/29/2020	3,623,139	0.1
8,459,000	(2),(3)	JPMorgan Chase & Co., 3.207%, 04/01/2023	8,664,249	0.1
9,040,000	(3)	JPMorgan Chase & Co., 3.514%, 06/18/2022	9,254,031	0.1
10,000	(3)	JPMorgan Chase & Co., 3.559%, 04/23/2024	10,437	0.0
3,576,000	(3)	JPMorgan Chase & Co., 3.702%, 05/06/2030	3,839,078	0.1
4,270,000	(2),(3)	JPMorgan Chase & Co., 3.797%, 07/23/2024	4,508,998	0.1
3,700,000		JPMorgan Chase & Co., 3.875%, 09/10/2024	3,944,560	0.1
4,361,000	(3)	JPMorgan Chase & Co., 3.882%, 07/24/2038	4,796,450	0.1
2,774,000	(3)	JPMorgan Chase & Co., 3.897%, 01/23/2049	3,086,726	0.0
4,145,000	(3)	JPMorgan Chase & Co., 4.452%, 12/05/2029	4,692,224	0.1
4,236,000	(3)	JPMorgan Chase & Co., 5.000%, 12/31/2199	4,357,785	0.1
2,990,000		Kilroy Realty L.P., 3.450%, 12/15/2024	3,111,831	0.0
3,846,000	(2)	Kimco Realty Corp., 3.700%, 10/01/2049	3,780,498	0.1
1,342,000	(1)	Liberty Mutual Group, Inc., 4.500%, 06/15/2049	1,497,277	0.0
2,849,000	(3)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	2,856,119	0.0
4,700,000		Mitsubishi UFJ Financial Group, Inc., 3.218%, 03/07/2022	4,810,387	0.1
4,105,000		Mitsubishi UFJ Financial Group, Inc., 3.751%, 07/18/2039	4,431,851	0.1

5,500,000		Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	5,704,006	0.1
3,080,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	3,093,942	0.0
6,933,000		Morgan Stanley, 2.750%, 05/19/2022	7,035,230	0.1
3,840,000		Morgan Stanley, 3.700%, 10/23/2024	4,070,687	0.1
3,210,000		Morgan Stanley, 3.875%, 04/29/2024	3,417,468	0.0
3,524,000		Morgan Stanley, 4.000%, 07/23/2025	3,803,583	0.1
2,439,000	(3)	Morgan Stanley, 4.457%, 04/22/2039	2,845,272	0.0
4,155,000		Morgan Stanley, 5.500%, 07/28/2021	4,408,719	0.1
5,540,000		MUFG Union Bank NA, 3.150%, 04/01/2022	5,678,454	0.1
2,990,000	(1),(3)	National Australia Bank Ltd., 3.933%, 08/02/2034	3,073,152	0.0
6,990,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	6,993,132	0.1
1,726,000	(1),(3)	Nationwide Building Society, 3.960%, 07/18/2030	1,804,877	0.0
4,965,000	(1)	New York Life Global Funding, 2.875%, 04/10/2024	5,119,407	0.1
1,345,000	(1),(3)	Nordea Bank ABP, 6.125%, 12/31/2199	1,401,443	0.0
DKK 8	(4)	Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/2029	–	–
7,860,000		ORIX Corp., 3.250%, 12/04/2024	8,170,100	0.1
1,580,000		Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	1,666,027	0.0
2,735,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	2,832,776	0.0
1,250,000		Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/2023	1,319,852	0.0
4,410,000		Royal Bank of Canada, 2.949%, (US0003M + 0.660%), 10/05/2023	4,426,130	0.1
5,550,000		Royal Bank of Canada, 3.700%, 10/05/2023	5,875,377	0.1
9,148,000		Royal Bank of Scotland Group PLC, 3.875%, 09/12/2023	9,446,941	0.1
3,576,000	(3)	Royal Bank of Scotland Group PLC, 4.269%, 03/22/2025	3,742,088	0.1
3,017,000	(3)	Royal Bank of Scotland Group PLC, 4.519%, 06/25/2024	3,174,736	0.0
2,217,000	(2)	Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/2021	2,228,964	0.0

See Accompanying Notes to Financial Statements

26

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

3,225,000		Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	3,225,135	0.0
300,000		Sumitomo Mitsui Financial Group, Inc., 3.010%, 10/19/2026	308,602	0.0
2,878,000		Toronto-Dominion Bank/The, 2.650%, 06/12/2024	2,937,249	0.0
5,920,000		Toronto-Dominion Bank/The, 3.150%, 09/17/2020	5,987,321	0.1
9,340,000	(2)	Toronto-Dominion Bank/The, 3.250%, 03/11/2024	9,775,442	0.1
6,822,000	(2)	Toronto-Dominion Bank/The, 3.500%, 07/19/2023	7,199,198	0.1
7,760,000	(1)	UBS AG/London, 2.450%, 12/01/2020	7,792,381	0.1
1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/2022	1,659,770	0.0
3,180,000		UBS AG, 5.125%, 05/15/2024	3,430,985	0.0
2,565,000	(1),(3)	UBS Group AG, 3.126%, 08/13/2030	2,586,452	0.0
6,670,000		Wells Fargo & Co., 3.750%, 01/24/2024	7,068,282	0.1
4,723,000		Wells Fargo & Co., 4.125%, 08/15/2023	5,014,590	0.1
2,631,000		Wells Fargo & Co., 4.750%, 12/07/2046	3,119,288	0.0
12,450,000	(2)	Wells Fargo Bank NA, 3.625%, 10/22/2021	12,813,453	0.2
4,455,000	(2),(3)	Wells Fargo Bank NA, 2.082%, 09/09/2022	4,445,637	0.1
2,000,000		XLIT Ltd., 5.250%, 12/15/2043	2,605,563	0.0
2,511,000		XLIT Ltd., 5.500%, 03/31/2045	3,178,413	0.0
5,650,000		Zions Bancorp NA, 3.500%, 08/27/2021	5,774,874	0.1
			631,289,060	8.4

		Industrial: 1.7%
2,710,000		AECOM, 5.125%, 03/15/2027	2,859,050	0.0
8,620,000	(1)	Airbus Finance BV, 2.700%, 04/17/2023	8,761,614	0.1
5,435,000		Amphenol Corp., 2.800%, 02/15/2030	5,298,413	0.1
1,020,000		Amphenol Corp., 3.200%, 04/01/2024	1,056,126	0.0
2,530,000	(3)	BNSF Funding Trust I, 6.613%, 12/15/2055	2,799,496	0.0
4,885,000		Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	5,480,237	0.1
2,728,000		Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	3,498,150	0.1
5,615,000		Caterpillar Financial Services Corp., 3.150%, 09/07/2021	5,732,878	0.1
3,185,000		Caterpillar, Inc., 2.600%, 09/19/2029	3,222,062	0.1
3,185,000		Caterpillar, Inc., 3.250%, 09/19/2049	3,323,455	0.1

200,000		Cemex SAB de CV, 6.125%, 05/05/2025	208,500	0.0
2,715,000		CSX Corp., 4.650%, 03/01/2068	3,127,696	0.0
4,000,000		FedEx Corp., 4.050%, 02/15/2048	3,938,901	0.1
2,647,000		FedEx Corp., 4.400%, 01/15/2047	2,717,908	0.0
2,440,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	2,128,900	0.0
3,841,000		Illinois Tool Works, Inc., 3.375%, 09/15/2021	3,929,846	0.1
4,717,000	(2)	John Deere Capital Corp., 3.125%, 09/10/2021	4,825,665	0.1
4,420,000		Norfolk Southern Corp., 3.650%, 08/01/2025	4,728,483	0.1
434,000		Northrop Grumman Corp., 2.930%, 01/15/2025	447,735	0.0
2,750,000	(1),(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	2,928,750	0.0
2,195,000		PerkinElmer, Inc., 3.300%, 09/15/2029	2,197,416	0.0
2,335,000		Rockwell Collins, Inc., 3.200%, 03/15/2024	2,427,000	0.0
893,000		Roper Technologies, Inc., 3.650%, 09/15/2023	938,106	0.0
2,570,000	(1)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,571,717	0.0
2,540,000	(1),(2)	SMBC Aviation Capital Finance DAC, 3.550%, 04/15/2024	2,641,708	0.0
3,575,000	(1),(2)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	3,710,135	0.1
6,290,000		Stanley Black & Decker, Inc., 2.900%, 11/01/2022	6,448,182	0.1
3,530,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	3,627,075	0.1
5,745,000	(1)	TTX Co., 3.600%, 01/15/2025	6,080,930	0.1
3,920,000		United Parcel Service, Inc., 2.050%, 04/01/2021	3,924,043	0.1
1,690,000		United Parcel Service, Inc., 2.500%, 04/01/2023	1,713,951	0.0
2,431,000		United Parcel Service, Inc., 2.800%, 11/15/2024	2,514,768	0.0
3,155,000	(2)	United Parcel Service, Inc., 3.400%, 09/01/2049	3,216,309	0.0
6,230,000		United Technologies Corp., 3.650%, 08/16/2023	6,594,113	0.1
534,000		United Technologies Corp., 5.400%, 05/01/2035	683,302	0.0

See Accompanying Notes to Financial Statements

27

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

792,000		United Technologies Corp., 6.125%, 07/15/2038	1,091,283	0.0
2,209,000	(1)	Vinci SA, 3.750%, 04/10/2029	2,420,382	0.0
2,499,000	(2)	WRKCo, Inc., 4.200%, 06/01/2032	2,746,520	0.0
			126,560,805	1.7

		Technology: 1.2%
1,282,000		Analog Devices, Inc., 3.500%, 12/05/2026	1,343,702	0.0
5,675,000		Apple, Inc., 2.400%, 01/13/2023	5,771,398	0.1
5,492,000		Apple, Inc., 3.750%, 09/12/2047	6,126,470	0.1
963,000		Apple, Inc., 4.450%, 05/06/2044	1,171,804	0.0
2,143,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	2,418,465	0.0
7,847,000		Fiserv, Inc., 3.200%, 07/01/2026	8,141,492	0.1
2,895,000	(2)	HP, Inc., 4.050%, 09/15/2022	3,054,376	0.1
5,885,000		HP, Inc., 4.300%, 06/01/2021	6,082,438	0.1
4,100,000		IBM Credit LLC, 3.000%, 02/06/2023	4,221,210	0.1
2,289,000		International Business Machines Corp., 2.875%, 11/09/2022	2,349,451	0.0
9,760,000		International Business Machines Corp., 3.300%, 05/15/2026	10,308,157	0.1
1,241,000		KLA Corp., 4.125%, 11/01/2021	1,282,947	0.0
7,032,000		Microsoft Corp., 3.700%, 08/08/2046	8,071,422	0.1
6,002,000		Microsoft Corp., 4.450%, 11/03/2045	7,590,306	0.1
370,000		Oracle Corp., 3.850%, 07/15/2036	409,042	0.0
8,841,000		Oracle Corp., 4.000%, 11/15/2047	9,949,938	0.1
4,125,000	(1)	SS&C Technologies, Inc., 5.500%, 09/30/2027	4,318,463	0.1
2,860,000		Texas Instruments, Inc., 3.875%, 03/15/2039	3,316,437	0.1
			85,927,518	1.2

		Utilities: 3.4%
3,770,000		Alabama Power Co., 3.375%, 10/01/2020	3,817,659	0.1
2,480,000		Alabama Power Co., 3.450%, 10/01/2049	2,559,330	0.0
1,927,000		Ameren Corp., 2.700%, 11/15/2020	1,937,522	0.0
7,500,000	(1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	9,599,200	0.1
5,385,000	(1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	5,739,463	0.1

2,595,000		Arizona Public Service Co., 4.200%, 08/15/2048	2,967,061	0.0
4,801,000		Avangrid, Inc., 3.800%, 06/01/2029	5,163,444	0.1
2,510,000		Baltimore Gas & Electric Co., 3.200%, 09/15/2049	2,482,543	0.0
1,000,000	(2)	Baltimore Gas & Electric Co., 3.350%, 07/01/2023	1,044,341	0.0
3,250,000		Black Hills Corp., 3.050%, 10/15/2029	3,243,006	0.0
1,720,000		Black Hills Corp., 4.250%, 11/30/2023	1,831,179	0.0
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	607,710	0.0
2,166,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	2,262,423	0.0
4,990,000		Commonwealth Edison Co., 3.750%, 08/15/2047	5,483,510	0.1
1,864,000		Consolidated Edison Co. of New York, Inc., 4.000%, 11/15/2057	2,025,226	0.0
3,000,000		Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	3,603,073	0.1
831,000		Consolidated Edison Co. of New York, Inc., 5.300%, 03/01/2035	1,026,714	0.0
2,559,000		Consumers Energy Co., 3.100%, 08/15/2050	2,569,828	0.0
7,326,000	(1)	DPL, Inc., 4.350%, 04/15/2029	7,246,391	0.1
1,790,000		DTE Electric Co., 3.950%, 03/01/2049	2,056,854	0.0
1,210,000		DTE Electric Co., 4.050%, 05/15/2048	1,404,924	0.0
1,539,000		Duke Energy Carolinas LLC, 2.950%, 12/01/2026	1,596,157	0.0
4,390,000	(2)	Duke Energy Carolinas LLC, 3.200%, 08/15/2049	4,422,439	0.1
2,340,000		Duke Energy Carolinas LLC, 3.700%, 12/01/2047	2,546,221	0.0
3,032,000		Duke Energy Carolinas LLC, 3.875%, 03/15/2046	3,373,595	0.1
2,155,000	(3)	Duke Energy Corp., 4.875%, 12/31/2199	2,208,067	0.0
3,030,000		Duke Energy Florida LLC, 4.200%, 07/15/2048	3,541,070	0.1
3,500,000		Duke Energy Indiana LLC, 3.250%, 10/01/2049	3,499,441	0.1
2,495,000		Duke Energy Progress LLC, 3.450%, 03/15/2029	2,691,750	0.0
3,323,000		Entergy Corp., 2.950%, 09/01/2026	3,377,757	0.1

See Accompanying Notes to Financial Statements

28

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

3,965,000		Entergy Gulf States Louisiana LLC, 3.950%, 10/01/2020	4,019,803	0.1
6,480,000		Entergy Louisiana LLC, 4.050%, 09/01/2023	6,934,262	0.1
7,875,000		Entergy Louisiana LLC, 4.200%, 04/01/2050	9,277,520	0.1
2,172,000		Entergy Texas, Inc., 4.000%, 03/30/2029	2,404,349	0.0
6,159,000		Eversource Energy, 2.900%, 10/01/2024	6,314,757	0.1
3,617,000		Exelon Corp., 3.497%, 06/01/2022	3,712,850	0.1
3,475,000		FirstEnergy Corp., 2.850%, 07/15/2022	3,529,091	0.1
1,519,000		FirstEnergy Corp., 4.250%, 03/15/2023	1,607,708	0.0
1,725,000	(2)	Fortis, Inc./Canada, 3.055%, 10/04/2026	1,754,667	0.0
3,055,000		Georgia Power Co., 2.200%, 09/15/2024	3,023,056	0.0
2,124,000		Georgia Power Co., 5.750%, 04/15/2023	2,330,688	0.0
4,400,000		Interstate Power & Light Co., 3.250%, 12/01/2024	4,592,811	0.1
11,576,000		IPALCO Enterprises, Inc., 3.450%, 07/15/2020	11,646,655	0.2
3,199,000	(1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	3,505,117	0.1
2,862,000		LG&E & KU Energy LLC, 3.750%, 11/15/2020	2,899,544	0.0
1,950,000	(1)	Metropolitan Edison Co., 3.500%, 03/15/2023	2,026,510	0.0
5,027,000		Mississippi Power Co., 4.250%, 03/15/2042	5,456,433	0.1
375,000		Mississippi Power Co., 4.750%, 10/15/2041	394,498	0.0
2,880,000	(3)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	2,938,853	0.0
5,049,000		NextEra Energy Capital Holdings, Inc., 3.150%, 04/01/2024	5,219,245	0.1
1,901,000		NiSource, Inc., 5.950%, 06/15/2041	2,448,385	0.0
1,710,000	(2)	Northern States Power Co/MN, 2.900%, 03/01/2050	1,659,480	0.0
2,725,000	(2)	NRG Energy, Inc., 5.750%, 01/15/2028	2,939,594	0.0
750,000	(1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	862,472	0.0
2,675,000		Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	3,085,333	0.0
4,500,000	(1)	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	5,190,281	0.1

3,035,000		Pinnacle West Capital Corp., 2.250%, 11/30/2020	3,033,745	0.0
5,924,000		Public Service Electric & Gas Co., 3.250%, 09/01/2023	6,197,313	0.1
2,758,000	(2)	San Diego Gas & Electric Co., 3.000%, 08/15/2021	2,792,747	0.0
3,937,000		Sempra Energy, 3.800%, 02/01/2038	4,065,240	0.1
5,750,000		Sierra Pacific Power Co., 2.600%, 05/01/2026	5,847,409	0.1
435,000	(2)	Southern California Edison Co., 2.400%, 02/01/2022	436,482	0.0
980,000	(2)	Southern California Edison Co., 3.875%, 06/01/2021	1,002,453	0.0
2,311,000		Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	2,613,933	0.0
1,680,000		Southern Co. Gas Capital Corp., 5.875%, 03/15/2041	2,169,596	0.0
3,690,000		Tampa Electric Co., 5.400%, 05/15/2021	3,881,532	0.1
3,000,000		Tucson Electric Power Co., 4.850%, 12/01/2048	3,797,194	0.1
2,500,000		Union Electric Co., 3.250%, 10/01/2049	2,506,120	0.0
4,205,000	(2)	Union Electric Co., 3.500%, 03/15/2029	4,574,758	0.1
1,476,000	(2)	Virginia Electric & Power Co., 2.875%, 07/15/2029	1,520,683	0.0
1,915,000	(2)	Virginia Electric & Power Co., 3.450%, 09/01/2022	1,979,755	0.0
5,165,000		Virginia Electric & Power Co., 3.800%, 04/01/2028	5,667,820	0.1
3,485,000		Washington Gas Light Co., 3.650%, 09/15/2049	3,583,960	0.1
3,829,000		Westar Energy, Inc., 3.250%, 09/01/2049	3,858,101	0.1
			255,230,701	3.4

	Total Corporate Bonds/Notes (Cost $2,003,298,636)		2,112,872,956	28.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 21.1%
1,064,552	(1),(3)	Agate Bay Mortgage Trust 2014-2 B4, 3.883%, 09/25/2044	1,094,583	0.0
2,808,625		Alternative Loan Trust 2004-J7 MI, 3.038%, (US0001M + 1.020%), 10/25/2034	2,749,752	0.0
2,975,367		Alternative Loan Trust 2005-10CB 1A1, 2.518%, (US0001M + 0.500%), 05/25/2035	2,555,801	0.0

See Accompanying Notes to Financial Statements

29

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,522,649		Alternative Loan Trust 2005-51 3A2A, 3.736%, (12MTA + 1.290%), 11/20/2035	2,465,929	0.0
777,349		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	729,243	0.0
956,545		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	948,751	0.0
1,755,534		Alternative Loan Trust 2005-J2 1A12, 2.418%, (US0001M + 0.400%), 04/25/2035	1,499,762	0.0
847,964		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	644,658	0.0
189,220		Alternative Loan Trust 2006-18CB A10, 2.418%, (US0001M + 0.400%), 07/25/2036	117,284	0.0
1,125,660		Alternative Loan Trust 2006-19CB A28, 2.618%, (US0001M + 0.600%), 08/25/2036	753,115	0.0
1,035,801		Alternative Loan Trust 2006-HY11 A1, 2.138%, (US0001M + 0.120%), 06/25/2036	991,988	0.0
1,230,372		Alternative Loan Trust 2007-23CB A3, 2.518%, (US0001M + 0.500%), 09/25/2037	698,310	0.0
3,089,488		Alternative Loan Trust 2007-2CB 2A1, 2.618%, (US0001M + 0.600%), 03/25/2037	1,951,489	0.0
1,237,745		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/2037	875,429	0.0
1,140,555		Alternative Loan Trust 2007-8CB A3, 2.518%, (US0001M + 0.500%), 05/25/2037	710,084	0.0
1,986,259		American Home Mortgage Assets Trust 2007-4 A4, 2.308%, (US0001M + 0.290%), 08/25/2037	1,854,681	0.0
2,866,030	(1),(3)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	2,894,122	0.1
1,059,385		Banc of America Funding 2007-2 1A16 Trust, 2.618%, (US0001M + 0.600%), 03/25/2037	832,656	0.0
1,139,878	(5)	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/2037	99,405	0.0
1,562,562	(3)	Bear Stearns ALT-A Trust 2005-4 23A1, 4.496%, 05/25/2035	1,591,348	0.0
2,068,718	(3)	Bear Stearns ALT-A Trust 2005-7 21A1, 4.466%, 09/25/2035	1,969,897	0.0

4,742,929		Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 2.208%, (US0001M + 0.190%), 01/25/2037	4,700,650	0.1
4,017,026	(1),(3)	Chase Home Lending Mortgage Trust 2019-ATR1 A3, 4.000%, 04/25/2049	4,107,487	0.1
2,234,091	(3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 4.241%, 11/25/2034	2,261,896	0.0
764,671		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	648,413	0.0
1,764,425	(1),(3)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	1,816,687	0.0
1,500,000	(1),(3)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	1,524,445	0.0
8,305,013	(1),(3)	CIM Trust 2019-J1 1A2, 3.500%, 08/25/2049	8,411,790	0.1
1,484,444		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	1,524,501	0.0
1,627,908	(3)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.591%, 11/25/2036	1,456,664	0.0
676,874	(3)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.218%, 09/25/2037	662,221	0.0
2,156,873	(1),(3)	Citigroup Mortgage Loan Trust 2010-7 3A5, 5.500%, 12/25/2035	2,208,844	0.0
1,605,767	(1),(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,719,199	0.0
2,869,000	(1),(3)	COLT 2018-1 M1 Mortgage Loan Trust, 3.661%, 02/25/2048	2,876,666	0.1
1,680,000	(1),(3)	COLT 2018-2 M1 Mortgage Loan Trust, 4.189%, 07/27/2048	1,732,342	0.0
1,550,000	(1),(3)	COLT 2018-3 M1 Mortgage Loan Trust, 4.283%, 10/26/2048	1,573,595	0.0
2,326,000	(1),(3)	COLT 2019-4 A3 Mortgage Loan Trust, 2.988%, 11/25/2049	2,325,974	0.0
556,764		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.518%, (US0001M + 0.500%), 11/25/2035	352,366	0.0
6,642,263		Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.738%, (US0001M + 0.720%), 11/25/2035	6,662,518	0.1

See Accompanying Notes to Financial Statements

30

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,947,496	(1)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/2037	1,861,118	0.0
1,636,506	(1),(3)	CSMC Trust 2015-2 B3, 3.931%, 02/25/2045	1,697,566	0.0
1,800,000	(1),(3)	Deephave Residential Mortgage Trust 2019-2A M1, 3.921%, 04/25/2059	1,832,388	0.0
1,360,000	(1),(3)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	1,373,541	0.0
2,300,000	(1),(3)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	2,343,747	0.0
97,372,165	(3),(5)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 0.846%, 04/25/2037	3,907,555	0.1
2,004,985		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.337%, (US0001M + 0.280%), 08/19/2045	1,756,597	0.0
5,006,720	(5)	Fannie Mae 2008-12 SC, 4.332%, (-1.000*US0001M + 6.350%), 03/25/2038	950,074	0.0
8,173,072		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	9,517,389	0.1
956,153		Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	990,665	0.0
5,919,751		Fannie Mae 2012-66 EP, 4.000%, 06/25/2042	6,811,183	0.1
6,216,294		Fannie Mae 2013-116 UB, 4.000%, 11/25/2043	6,614,341	0.1
4,941,929		Fannie Mae 2013-20 DL, 4.000%, 03/25/2033	5,354,945	0.1
29,387,797	(5)	Fannie Mae 2016-82 SD, 4.032%, (-1.000*US0001M + 6.050%), 11/25/2046	5,835,132	0.1
6,447,374		Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	6,737,920	0.1
17,292,238	(5)	Fannie Mae 2018-86 US, 4.572%, (-1.000*US0001M + 6.590%), 09/25/2040	3,805,370	0.1
21,016,364		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.268%, (US0001M + 4.250%), 04/25/2029	22,493,373	0.3
8,070,588		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 6.018%, (US0001M + 4.000%), 05/25/2025	8,530,668	0.1

250,275	Fannie Mae Connecticut Avenue Securities 2015-C02 2M2, 6.018%, (US0001M + 4.000%), 05/25/2025	259,242	0.0
1,724,542	Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 7.018%, (US0001M + 5.000%), 07/25/2025	1,827,964	0.0
12,382,125	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 7.568%, (US0001M + 5.550%), 04/25/2028	13,242,301	0.2
3,851,241	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 6.318%, (US0001M + 4.300%), 02/25/2025	4,083,319	0.1
775,626	Fannie Mae Connecticut Avenue Securities 2016-C01 2M2, 8.968%, (US0001M + 6.950%), 08/25/2028	840,351	0.0
16,210,019	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 6.268%, (US0001M + 4.250%), 01/25/2029	17,142,679	0.2
22,645,744	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.468%, (US0001M + 4.450%), 01/25/2029	23,870,965	0.3
9,548,229	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.368%, (US0001M + 4.350%), 05/25/2029	10,076,390	0.1
3,600,000	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 5.568%, (US0001M + 3.550%), 07/25/2029	3,787,199	0.1
8,434,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.668%, (US0001M + 3.650%), 09/25/2029	8,875,984	0.1
4,750,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.018%, (US0001M + 3.000%), 10/25/2029	4,942,747	0.1

See Accompanying Notes to Financial Statements

31

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

9,400,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 4.868%, (US0001M + 2.850%), 11/25/2029	9,695,640	0.1
14,569,820	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.218%, (US0001M + 2.200%), 01/25/2030	14,771,758	0.2
1,495,000	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 4.668%, (US0001M + 2.650%), 02/25/2030	1,530,069	0.0
10,655,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.418%, (US0001M + 2.400%), 05/28/2030	10,793,544	0.2
9,550,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.518%, (US0001M + 2.500%), 05/25/2030	9,707,844	0.1
8,900,000	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 4.818%, (US0001M + 2.800%), 02/25/2030	9,084,030	0.1
15,277,487	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.218%, (US0001M + 2.200%), 08/25/2030	15,401,505	0.2
3,550,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 4.168%, (US0001M + 2.150%), 10/25/2030	3,580,949	0.1
4,182,500	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.568%, (US0001M + 2.550%), 12/25/2030	4,259,062	0.1
6,715,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 4.368%, (US0001M + 2.350%), 01/25/2031	6,798,824	0.1
16,151,000	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 4.018%, (US0001M + 2.000%), 03/25/2031	16,224,544	0.2

9,894,648		Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 4.118%, (US0001M + 2.100%), 03/25/2031	9,967,445	0.1
13,715,652		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.268%, (US0001M + 2.250%), 07/25/2030	13,857,927	0.2
6,079,000	(1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.318%, (US0001M + 2.300%), 08/25/2031	6,117,836	0.1
13,900,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.418%, (US0001M + 2.400%), 04/25/2031	14,045,288	0.2
8,560,963		Fannie Mae Connecticut Avenue Securities, 7.718%, (US0001M + 5.700%), 04/25/2028	9,412,980	0.1
19,549		Fannie Mae Grantor Trust 1998-T2 A6, 1.100%, (US0001M + 0.550%), 01/25/2032	20,095	0.0
21,024	(5)	Fannie Mae Interest Strip 104 2, 9.500%, 10/25/2021	1,463	0.0
1,545	(5)	Fannie Mae Interest Strip 83 2, 9.500%, 09/25/2020	40	0.0
488,208	(5)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/2043	68,604	0.0
1,481,020	(5)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/2028	117,797	0.0
162,125		Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	178,115	0.0
185,883	(5)	Fannie Mae REMIC Trust 1999-6 SE, 5.661%, (-1.000*US0001M + 7.685%), 02/17/2029	15,358	0.0
128,275		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/2031	141,640	0.0
1,298,751		Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/2033	1,463,984	0.0
459,714		Fannie Mae REMIC Trust 2003-45 FJ, 3.600%, (US0001M + 1.500%), 06/25/2033	477,847	0.0
1,693,360	(5)	Fannie Mae REMIC Trust 2003-66 SA, 5.632%, (-1.000*US0001M + 7.650%), 07/25/2033	385,362	0.0

See Accompanying Notes to Financial Statements

32

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

313,921	(5)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	71,368	0.0
885,356		Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/2033	984,495	0.0
1,242,132		Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/2034	1,375,551	0.0
26,255		Fannie Mae REMIC Trust 2004-56 FE, 2.468%, (US0001M + 0.450%), 10/25/2033	26,389	0.0
660,153		Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/2034	730,757	0.0
1,391,472		Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/2034	1,501,252	0.0
3,438,019		Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/2035	3,798,515	0.1
164,984		Fannie Mae REMIC Trust 2006-104 ES, 23.358%, (-5.000*US0001M + 33.450%), 11/25/2036	303,630	0.0
3,064,430	(5)	Fannie Mae REMIC Trust 2006-12 SD, 4.732%, (-1.000*US0001M + 6.750%), 10/25/2035	547,930	0.0
931,186	(5)	Fannie Mae REMIC Trust 2006-123 UI, 4.722%, (-1.000*US0001M + 6.740%), 01/25/2037	207,839	0.0
238,086	(5)	Fannie Mae REMIC Trust 2006-72 HS, 4.682%, (-1.000*US0001M + 6.700%), 08/25/2026	30,082	0.0
38,552		Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/2037	42,933	0.0
4,780,413	(5)	Fannie Mae REMIC Trust 2007-91 AS, 4.382%, (-1.000*US0001M + 6.400%), 10/25/2037	1,050,572	0.0
2,107,188		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,300,777	0.0
10,069,463	(3)	Fannie Mae REMIC Trust 2009-50 HZ, 5.552%, 02/25/2049	11,086,952	0.2
2,455,786	(5)	Fannie Mae REMIC Trust 2009-90 TS, 4.132%, (-1.000*US0001M + 6.150%), 11/25/2039	442,568	0.0
3,178,192	(5)	Fannie Mae REMIC Trust 2010-118 GS, 3.932%, (-1.000*US0001M + 5.950%), 10/25/2039	217,264	0.0

6,498,380	(5)	Fannie Mae REMIC Trust 2010-123 SL, 4.052%, (-1.000*US0001M + 6.070%), 11/25/2040	1,022,537	0.0
7,027,978	(5)	Fannie Mae REMIC Trust 2010-41 SB, 4.382%, (-1.000*US0001M + 6.400%), 05/25/2040	1,332,814	0.0
1,990,228	(5)	Fannie Mae REMIC Trust 2010-43 VS, 4.432%, (-1.000*US0001M + 6.450%), 05/25/2040	376,229	0.0
11,049,000		Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	12,412,492	0.2
2,245,200	(5)	Fannie Mae REMIC Trust 2011-102 SA, 4.582%, (-1.000*US0001M + 6.600%), 10/25/2041	410,343	0.0
3,373,070		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	3,855,946	0.1
3,123,450	(5)	Fannie Mae REMIC Trust 2011-93 GS, 4.532%, (-1.000*US0001M + 6.550%), 04/25/2039	707,277	0.0
1,247,518	(5)	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/2041	64,384	0.0
8,533,814	(5)	Fannie Mae REMIC Trust 2012-122 SB, 4.132%, (-1.000*US0001M + 6.150%), 11/25/2042	1,666,028	0.0
4,559,465	(5)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/2042	401,089	0.0
8,091,502	(5)	Fannie Mae REMIC Trust 2012-133 AS, 4.182%, (-1.000*US0001M + 6.200%), 10/25/2042	1,447,842	0.0
1,274,620	(5)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/2042	138,156	0.0
5,747,547	(5)	Fannie Mae REMIC Trust 2012-15 SP, 4.602%, (-1.000*US0001M + 6.620%), 06/25/2040	607,263	0.0
2,933,862	(5)	Fannie Mae REMIC Trust 2012-24 HS, 4.532%, (-1.000*US0001M + 6.550%), 09/25/2040	365,799	0.0
6,973,375	(5)	Fannie Mae REMIC Trust 2012-30 QS, 4.582%, (-1.000*US0001M + 6.600%), 04/25/2031	695,404	0.0
1,861,106	(5)	Fannie Mae REMIC Trust 2012-68 YS, 4.682%, (-1.000*US0001M + 6.700%), 07/25/2042	316,682	0.0

See Accompanying Notes to Financial Statements

33

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,972,156	(5)	Fannie Mae REMIC Trust 2013-26 JS, 4.182%, (-1.000*US0001M + 6.200%), 10/25/2032	424,594	0.0
10,329,918	(5)	Fannie Mae REMIC Trust 2013-60 DS, 4.182%, (-1.000*US0001M + 6.200%), 06/25/2033	1,740,080	0.0
9,383,230	(5)	Fannie Mae REMIC Trust 2013-9 SM, 4.232%, (-1.000*US0001M + 6.250%), 02/25/2033	1,497,041	0.0
6,388,216	(5)	Fannie Mae REMIC Trust 2014-17 DS, 4.182%, (-1.000*US0001M + 6.200%), 02/25/2043	752,234	0.0
3,220,222	(5)	Fannie Mae REMIC Trust 2014-28 BS, 4.182%, (-1.000*US0001M + 6.200%), 08/25/2043	493,356	0.0
3,019,000		Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/2041	2,991,673	0.1
59,348,289	(5)	Fannie Mae REMIC Trust 2015-79 SA, 4.232%, (-1.000*US0001M + 6.250%), 11/25/2045	10,837,401	0.2
24,052,823	(5)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	5,366,801	0.1
41,520,903	(5)	Fannie Mae REMICS 16-60 SB, 4.082%, (-1.000*US0001M + 6.100%), 09/25/2046	7,655,142	0.1
16		Fannie Mae REMICS 1990-59 K, 1184.190%, 06/25/2020	57	0.0
6		Fannie Mae REMICS 1990-97 H, 1133.313%, 08/25/2020	13	0.0
179,661	(5)	Fannie Mae REMICS 1997-18 SG, 6.075%, (-1.000*US0001M + 8.100%), 03/17/2027	22,430	0.0
122,734	(5)	Fannie Mae REMICS 1997-91 FC, 0.000%, (US0001M + (8.500)%), 11/25/2023	3	0.0
33,509	(5)	Fannie Mae REMICS 1999-57 SC, 7.725%, (-1.000*US0001M + 9.750%), 11/17/2029	2,069	0.0
29,854	(5)	Fannie Mae REMICS 2000-38 SK, 7.175%, (-1.000*US0001M + 9.200%), 10/17/2030	552	0.0
3,713	(5)	Fannie Mae REMICS 2001-15 S, 6.159%, (-1.000*US0001M + 8.200%), 04/18/2021	20	0.0

349,145	(5)	Fannie Mae REMICS 2001-72 SC, 1.000%, (-1.000*US0001M + 8.500%), 12/25/2031	13,257	0.0
119,410	(5)	Fannie Mae REMICS 2001-8 SK, 6.709%, (-1.000*US0001M + 8.750%), 03/18/2031	17,381	0.0
1,375	(5)	Fannie Mae REMICS 2001-8 SO, 7.756%, (-1.000*US0001M + 9.800%), 02/20/2031	12	0.0
752,843	(5)	Fannie Mae REMICS 2003-49 SW, 4.982%, (-1.000*US0001M + 7.000%), 01/25/2033	138,672	0.0
6,063,800	(5)	Fannie Mae REMICS 2004-54 SN, 5.032%, (-1.000*US0001M + 7.050%), 07/25/2034	1,209,054	0.0
545,058	(5)	Fannie Mae REMICS 2004-88 JH, 4.582%, (-1.000*US0001M + 6.600%), 06/25/2033	12,594	0.0
1,570,848	(5)	Fannie Mae REMICS 2005-75 SP, 4.732%, (-1.000*US0001M + 6.750%), 08/25/2035	262,029	0.0
3,189,320	(5)	Fannie Mae REMICS 2006-56 SM, 4.732%, (-1.000*US0001M + 6.750%), 07/25/2036	582,025	0.0
1,002,194	(5)	Fannie Mae REMICS 2007-21 SB, 4.382%, (-1.000*US0001M + 6.400%), 03/25/2037	109,133	0.0
1,621,127	(5)	Fannie Mae REMICS 2007-52 NS, 4.432%, (-1.000*US0001M + 6.450%), 06/25/2037	302,848	0.0
2,011,080	(5)	Fannie Mae REMICS 2007-85 SM, 4.442%, (-1.000*US0001M + 6.460%), 09/25/2037	362,918	0.0
503,523		Fannie Mae REMICS 2008-16 Z, 5.500%, 03/25/2038	575,435	0.0
16,361	(5)	Fannie Mae REMICS 2010-112 SG, 4.342%, (-1.000*US0001M + 6.360%), 06/25/2021	159	0.0
9,747,380	(5)	Fannie Mae REMICS 2010-150 SJ, 4.462%, (-1.000*US0001M + 6.480%), 01/25/2041	2,048,741	0.0
1,582,435	(5)	Fannie Mae REMICS 2010-35 CS, 4.432%, (-1.000*US0001M + 6.450%), 04/25/2050	264,138	0.0
2,380,176		Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	2,669,793	0.0
6,166,562		Fannie Mae REMICS 2011-101 DB, 4.000%, 10/25/2041	6,955,302	0.1
659,372		Fannie Mae REMICS 2011-116 ZA, 3.500%, 11/25/2041	707,422	0.0

See Accompanying Notes to Financial Statements

34

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

132,000		Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	141,663	0.0
13,263,425	(5)	Fannie Mae REMICS 2011-47 GS, 3.912%, (-1.000*US0001M + 5.930%), 06/25/2041	2,189,778	0.0
3,744,352		Fannie Mae REMICS 2011-8 ZA, 4.000%, 02/25/2041	3,988,594	0.1
7,921,000	(5)	Fannie Mae REMICS 2012-111 SL, 4.082%, (-1.000*US0001M + 6.100%), 05/25/2041	955,898	0.0
5,798,333		Fannie Mae REMICS 2012-111 ZK, 3.500%, 10/25/2042	6,376,676	0.1
11,552,390	(5)	Fannie Mae REMICS 2012-120 WI, 3.000%, 11/25/2027	847,196	0.0
3,000,000		Fannie Mae REMICS 2012-134 KV, 3.000%, 07/25/2031	3,079,964	0.1
10,017,528		Fannie Mae REMICS 2012-17 QZ, 4.000%, 03/25/2042	10,873,433	0.2
5,815,272		Fannie Mae REMICS 2012-2 HE, 4.000%, 02/25/2042	6,500,205	0.1
2,057,572		Fannie Mae REMICS 2012-30 AB, 4.000%, 04/25/2042	2,237,628	0.0
2,649,113		Fannie Mae REMICS 2012-33 BW, 4.000%, 04/25/2042	2,939,332	0.1
1,058,948		Fannie Mae REMICS 2012-44 KW, 3.500%, 05/25/2032	1,084,210	0.0
6,500,000		Fannie Mae REMICS 2012-55 PC, 3.500%, 05/25/2042	6,858,932	0.1
500,000		Fannie Mae REMICS 2012-80 MY, 3.250%, 08/25/2042	541,360	0.0
2,700,000		Fannie Mae REMICS 2013-111 BA, 3.000%, 11/25/2033	2,818,669	0.1
1,403,000		Fannie Mae REMICS 2013-13 BE, 4.000%, 03/25/2043	1,668,259	0.0
1,187,997		Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	1,198,100	0.0
11,411,555	(5)	Fannie Mae REMICS 2013-40 LS, 4.132%, (-1.000*US0001M + 6.150%), 05/25/2043	2,142,394	0.0
11,952,219	(5)	Fannie Mae REMICS 2013-70 BI, 3.000%, 07/25/2033	1,317,937	0.0
13,200,133	(5)	Fannie Mae REMICS 2014-15 SB, 4.632%, (-1.000*US0001M + 6.650%), 04/25/2044	3,102,908	0.1
10,435,832	(5)	Fannie Mae REMICS 2014-20 HI, 4.000%, 01/25/2040	458,875	0.0

970,000		Fannie Mae REMICS 2014-61 PY, 3.500%, 10/25/2044	1,098,721	0.0
16,242,216		Fannie Mae REMICS 2015-20 EZ, 3.500%, 04/25/2045	18,315,704	0.3
1,453,458		Fannie Mae REMICS 2015-45 EY, 2.500%, 12/25/2040	1,455,378	0.0
10,264,171	(5)	Fannie Mae REMICS 2015-56 IC, 6.000%, 08/25/2045	1,991,070	0.0
2,000,000		Fannie Mae REMICS 2015-67 AV, 3.500%, 01/25/2036	2,209,235	0.0
5,000,000		Fannie Mae REMICS 2015-67 QV, 3.000%, 12/25/2040	5,120,042	0.1
4,334,033	(5)	Fannie Mae REMICS 2015-76 PI, 6.000%, 09/25/2045	758,651	0.0
10,001,855	(5)	Fannie Mae REMICS 2016-52 MI, 4.000%, 12/25/2045	1,663,419	0.0
924,673		Fannie Mae REMICS 2016-9 D, 3.000%, 03/25/2046	946,484	0.0
9,333,895		Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	9,587,167	0.1
57,931,966	(5)	Fannie Mae REMICS 2018-15 SC, 4.282%, (-1.000*US0001M + 6.300%), 03/25/2048	10,774,766	0.2
6,131,415		Fannie Mae REMICS 2018-38 LA, 3.000%, 06/25/2048	6,215,511	0.1
29,998,942		Fannie Mae REMICS 2018-73 AB, 3.000%, 10/25/2048	30,946,747	0.4
5,875,066		Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	6,088,011	0.1
74,470,669	(5)	Fannie Mae REMICS 2018-82 SA, 4.182%, (-1.000*US0001M + 6.200%), 11/25/2048	14,211,007	0.2
72,011,275	(5)	Fannie Mae REMICS 2018-86 SM, 4.182%, (-1.000*US0001M + 6.200%), 12/25/2048	13,233,930	0.2
62,751,956	(5)	Fannie Mae REMICS 2018-91 SB, 4.082%, (-1.000*US0001M + 6.100%), 12/25/2058	11,993,311	0.2
20,620,637	(5)	Fannie Mae REMICS 2019-21 AI, 5.000%, 05/25/2059	4,836,341	0.1
24,478,818	(5)	Fannie Mae REMICS 2019-30 SB, 4.082%, (-1.000*US0001M + 6.100%), 07/25/2049	4,405,617	0.1
17,732,570		Fannie Mae REMICS 2019-37 CA, 3.000%, 10/25/2047	18,355,912	0.3
22,017,314	(5)	Fannie Mae REMICS 2019-39 SA, 4.082%, (-1.000*US0001M + 6.100%), 08/25/2049	3,776,751	0.1

See Accompanying Notes to Financial Statements

35

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

116,137,523	(5)	Fannie Mae REMICS 2019-41 S, 3.982%, (-1.000*US0001M + 6.000%), 08/25/2059	20,293,093	0.3
13,906,765	(5)	Fannie Mae REMICS 2019-47 SB, 4.082%, (-1.000*US0001M + 6.100%), 05/25/2040	2,478,021	0.0
33		Fannie Mae REMICS G-9 G, 509.000%, 04/25/2021	98	0.0
7,585		Fannie Mae REMICS G93-35 ZQ, 6.500%, 11/25/2023	8,009	0.0
4,057,799		Fannie Mae REMICS Trust 2010-53 JZ, 5.000%, 07/25/2040	4,667,253	0.1
40,587,314	(5)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	4,650,458	0.1
2,163,843	(5)	Fannie Mae Series 2013-72 YS, 4.132%, (-1.000*US0001M + 6.150%), 07/25/2033	348,538	0.0
258,000	(5)	FHLMC-GNMA 20 S, 6.882%, (-1.000*US0001M + 8.900%), 10/25/2023	27,873	0.0
770,549		First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A11, 6.000%, 02/25/2037	564,148	0.0
1,932,273	(1),(3)	Flagstar Mortgage Trust 2018-1 B1, 4.038%, 03/25/2048	2,102,295	0.0
2,265,590	(1),(3)	Flagstar Mortgage Trust 2018-1 B2, 4.038%, 03/25/2048	2,428,242	0.0
2,519,684	(1),(3)	Flagstar Mortgage Trust 2018-1 B3, 4.038%, 03/25/2048	2,611,926	0.0
1,284,954	(1),(3)	Flagstar Mortgage Trust 2018-2 B2, 4.063%, 04/25/2048	1,368,672	0.0
4,140,792	(1),(3)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	4,268,590	0.1
29,597,962		Freddie Mac 326 350, 3.500%, 03/15/2044	31,278,783	0.4
11,244,726	(5)	Freddie Mac 3510 AS, 4.383%, (-1.000*US0001M + 6.410%), 04/15/2037	2,339,961	0.0
9,494,931	(5)	Freddie Mac 4191 SA, 4.173%, (-1.000*US0001M + 6.200%), 03/15/2043	1,418,036	0.0
4,071,120		Freddie Mac 4316 XZ, 4.500%, 03/15/2044	4,854,724	0.1
5,000,000		Freddie Mac 4800 KG, 3.500%, 11/15/2045	5,162,177	0.1
893,484		Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/2036	1,032,590	0.0

433,863		Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/2036	500,048	0.0
125,745		Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	139,485	0.0
118,160		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	130,466	0.0
800,876		Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/2029	903,684	0.0
169,213		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/2032	190,977	0.0
159,117		Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	164,040	0.0
318,116		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	357,480	0.0
125,513	(5)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	28,136	0.0
862,219		Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/2034	955,329	0.0
165,582		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	189,630	0.0
922,934	(5)	Freddie Mac REMIC Trust 2866 GS, 4.573%, (-1.000*US0001M + 6.600%), 09/15/2034	32,327	0.0
447,216	(5)	Freddie Mac REMIC Trust 2883 SD, 4.673%, (-1.000*US0001M + 6.700%), 10/15/2034	17,796	0.0
250,945		Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	277,744	0.0
358,828		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	397,672	0.0
6,958,815	(5)	Freddie Mac REMIC Trust 3045 DI, 4.703%, (-1.000*US0001M + 6.730%), 10/15/2035	1,378,869	0.0
2,254		Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/2035	2,251	0.0
1,291,144		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	1,431,019	0.0
114,803	(6),(7)	Freddie Mac REMIC Trust 3139 PO, 0.000%, 01/15/2036	113,910	0.0
1,602,467	(5)	Freddie Mac REMIC Trust 3171 PS, 4.458%, (-1.000*US0001M + 6.485%), 06/15/2036	267,647	0.0
7,510,809	(5)	Freddie Mac REMIC Trust 3199 S, 4.423%, (-1.000*US0001M + 6.450%), 08/15/2036	1,544,919	0.0

See Accompanying Notes to Financial Statements

36

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

642,557		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	728,181	0.0
198,806		Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/2037	219,524	0.0
340,556	(3),(5)	Freddie Mac REMIC Trust 3524 LA, 5.276%, 03/15/2033	378,039	0.0
38,309		Freddie Mac REMIC Trust 3556 NT, 5.128%, (US0001M + 3.100%), 03/15/2038	39,207	0.0
6,887,583		Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	7,782,792	0.1
626,176		Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	712,555	0.0
985,782	(5)	Freddie Mac REMIC Trust 3710 SL, 3.973%, (-1.000*US0001M + 6.000%), 05/15/2036	17,187	0.0
481,060		Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	546,438	0.0
12,731,215		Freddie Mac REMIC Trust 3747 HW, 4.500%, 05/15/2038	12,844,994	0.2
1,000,000		Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/2039	1,037,121	0.0
326,980		Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/2037	359,736	0.0
1,762,369	(5)	Freddie Mac REMIC Trust 3856 KS, 4.523%, (-1.000*US0001M + 6.550%), 05/15/2041	303,650	0.0
1,545,383	(5)	Freddie Mac REMIC Trust 3925 SD, 4.023%, (-1.000*US0001M + 6.050%), 07/15/2040	157,355	0.0
9,119,389	(5)	Freddie Mac REMIC Trust 3925 SL, 4.023%, (-1.000*US0001M + 6.050%), 01/15/2041	974,715	0.0
413,181		Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	453,488	0.0
2,031,444	(5)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	161,046	0.0
2,361,945	(5)	Freddie Mac REMIC Trust 4088 CS, 3.973%, (-1.000*US0001M + 6.000%), 08/15/2042	437,222	0.0
8,300,782	(5)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/2033	904,161	0.0
4,322,898	(5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	630,234	0.0

4,145,886		Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	4,286,092	0.1
1,309,303		Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	1,536,569	0.0
2,186,959	(5)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/2043	268,921	0.0
4,857,561		Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	5,699,472	0.1
6,520,329		Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	7,654,753	0.1
1,916,000		Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/2040	1,933,925	0.0
7,429,144	(5)	Freddie Mac REMIC Trust 4386 LS, 4.073%, (-1.000*US0001M + 6.100%), 09/15/2044	1,268,965	0.0
13		Freddie Mac REMICS 1006 I, 860.000%, 10/15/2020	41	0.0
37		Freddie Mac REMICS 1023 C, 508.500%, 12/15/2020	106	0.0
3		Freddie Mac REMICS 1074 J, 332.203%, 05/15/2021	3	0.0
63		Freddie Mac REMICS 1094 L, 1141.844%, 06/15/2021	480	0.0
32		Freddie Mac REMICS 1159 D, 1016.386%, 11/15/2021	188	0.0
11		Freddie Mac REMICS 121 I, 622.000%, 03/15/2021	19	0.0
16		Freddie Mac REMICS 1278 L, 1127.368%, 05/15/2022	117	0.0
3,493	(5)	Freddie Mac REMICS 1368 S, 7.473%, (-1.000*US0001M + 9.500%), 08/15/2022	87	0.0
2		Freddie Mac REMICS 182 S, 1063.390%, 08/15/2021	6	0.0
79,025	(5)	Freddie Mac REMICS 2074 S, 6.675%, (-1.000*US0001M + 8.700%), 07/17/2028	8,211	0.0
81,338	(5)	Freddie Mac REMICS 2232 SA, 6.575%, (-1.000*US0001M + 8.600%), 05/17/2030	5,509	0.0
25,744	(5)	Freddie Mac REMICS 2301 SP, 7.223%, (-1.000*US0001M + 9.250%), 04/15/2031	3,289	0.0
2,074,002	(5)	Freddie Mac REMICS 2953 LS, 4.673%, (-1.000*US0001M + 6.700%), 12/15/2034	139,214	0.0

See Accompanying Notes to Financial Statements

37

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,116,523	(5)	Freddie Mac REMICS 2993 GS, 4.123%, (-1.000*US0001M + 6.150%), 06/15/2025	165,837	0.0
1,062,676	(5)	Freddie Mac REMICS 3006 SI, 4.713%, (-1.000*US0001M + 6.740%), 07/15/2035	191,851	0.0
1,114,195	(5)	Freddie Mac REMICS 3006 YI, 4.713%, (-1.000*US0001M + 6.740%), 07/15/2035	214,276	0.0
13,903	(5)	Freddie Mac REMICS 3034 SE, 4.673%, (-1.000*US0001M + 6.700%), 09/15/2035	115	0.0
6,827,270	(5)	Freddie Mac REMICS 3213 JS, 5.173%, (-1.000*US0001M + 7.200%), 09/15/2036	1,619,534	0.0
1,489,702	(5)	Freddie Mac REMICS 3375 QI, 0.600%, (-10.000*US0001M + 64.600%), 10/15/2037	39,596	0.0
4,283,138		Freddie Mac REMICS 3736 ZP, 4.000%, 10/15/2040	4,714,290	0.1
5,000,000		Freddie Mac REMICS 3740 KE, 4.000%, 10/15/2040	5,379,778	0.1
20,817,914		Freddie Mac REMICS 3753 KZ, 4.500%, 11/15/2040	24,475,497	0.3
6,231,287		Freddie Mac REMICS 3775 GZ, 4.500%, 12/15/2040	6,969,931	0.1
1,900,000		Freddie Mac REMICS 3820 NC, 4.500%, 03/15/2041	2,180,817	0.0
690,619		Freddie Mac REMICS 3843 JZ, 5.100%, 04/15/2041	902,521	0.0
500,000		Freddie Mac REMICS 3848 WX, 5.000%, 04/15/2041	571,607	0.0
2,350,000		Freddie Mac REMICS 3890 ME, 5.000%, 07/15/2041	2,887,988	0.1
5,000,000		Freddie Mac REMICS 3893 PU, 4.000%, 07/15/2041	5,482,270	0.1
7,000,000		Freddie Mac REMICS 3919 BY, 4.000%, 09/15/2041	7,603,091	0.1
9,159,391		Freddie Mac REMICS 3919 ZB, 4.000%, 09/15/2041	10,524,009	0.2
3,790,000		Freddie Mac REMICS 3923 GY, 4.000%, 09/15/2041	4,337,444	0.1
3,000,000		Freddie Mac REMICS 3934 CB, 4.000%, 10/15/2041	3,263,107	0.1
420,000		Freddie Mac REMICS 3934 KB, 5.000%, 10/15/2041	497,595	0.0
1,500,000		Freddie Mac REMICS 3997 PB, 4.000%, 02/15/2042	1,652,530	0.0

2,708,612		Freddie Mac REMICS 4000 ZT, 3.500%, 01/15/2042	3,007,170	0.1
10,089,683	(5)	Freddie Mac REMICS 4057 SN, 4.623%, (-1.000*US0001M + 6.650%), 12/15/2041	1,622,182	0.0
3,092,097		Freddie Mac REMICS 4057 ZB, 3.500%, 06/15/2042	3,294,147	0.1
14,511,664		Freddie Mac REMICS 4084 TZ, 4.000%, 07/15/2042	16,188,304	0.2
3,287,222	(5)	Freddie Mac REMICS 4090 SN, 4.673%, (-1.000*US0001M + 6.700%), 08/15/2032	564,674	0.0
1,978,316		Freddie Mac REMICS 4100 JA, 3.500%, 10/15/2041	2,063,120	0.0
2,128,000		Freddie Mac REMICS 4193 BP, 4.000%, 04/15/2043	2,538,770	0.0
10,146,832		Freddie Mac REMICS 4199 BZ, 3.500%, 05/15/2043	11,150,792	0.2
310,000		Freddie Mac REMICS 4235 QD, 3.000%, 08/15/2033	322,655	0.0
51,888,822	(5)	Freddie Mac REMICS 4301 SD, 4.073%, (-1.000*US0001M + 6.100%), 07/15/2037	9,100,609	0.1
6,124,326		Freddie Mac REMICS 4310 BZ, 4.000%, 02/15/2044	6,890,205	0.1
3,102,000		Freddie Mac REMICS 4401 BL, 3.500%, 10/15/2034	3,398,785	0.1
28,349,005	(5)	Freddie Mac REMICS 4461 AS, 3.573%, (-1.000*US0001M + 5.600%), 04/15/2045	4,805,445	0.1
3,124,000		Freddie Mac REMICS 4492 VB, 3.500%, 05/15/2035	3,441,651	0.1
1,092,367		Freddie Mac REMICS 4500 HC, 3.000%, 11/15/2042	1,119,102	0.0
2,913,000		Freddie Mac REMICS 4505 PB, 3.000%, 08/15/2045	3,068,002	0.1
32,419,049	(5)	Freddie Mac REMICS 4574 ST, 3.973%, (-1.000*US0001M + 6.000%), 04/15/2046	5,705,973	0.1
7,532,800		Freddie Mac REMICS 4608 JV, 3.500%, 01/15/2055	7,789,274	0.1
906,113		Freddie Mac REMICS 4673 WA, 3.500%, 09/15/2043	928,366	0.0
31,706,870		Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	33,576,688	0.5
2,457,000		Freddie Mac REMICS 4772 VG, 4.500%, 08/15/2036	2,786,080	0.0

See Accompanying Notes to Financial Statements

38

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

13,474,764		Freddie Mac REMICS 4795 D, 5.000%, 05/15/2048	15,999,540	0.2
1,632,872		Freddie Mac REMICS 4904 HB, 3.000%, 08/25/2049	1,661,351	0.0
606,535		Freddie Mac REMICS 4914 DB, 3.000%, 09/25/2049	620,718	0.0
11,362,573		Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	13,010,230	0.2
7,661,566		Freddie Mac Strips 277 30, 3.000%, 09/15/2042	7,840,750	0.1
7,547,973	(5)	Freddie Mac Strips 303 C17, 3.500%, 01/15/2043	1,283,879	0.0
4,940,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 5.918%, (US0001M + 3.900%), 12/25/2027	5,138,617	0.1
5,750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.718%, (US0001M + 4.700%), 04/25/2028	6,351,405	0.1
3,948,315		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 5.818%, (US0001M + 3.800%), 03/25/2025	4,065,098	0.1
12,700,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.695%, (US0001M + 5.550%), 07/25/2028	14,089,628	0.2
7,300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA2 M3, 7.168%, (US0001M + 5.150%), 11/25/2028	7,946,864	0.1
750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 5.868%, (US0001M + 3.850%), 03/25/2029	796,087	0.0
4,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.468%, (US0001M + 3.450%), 10/25/2029	5,070,395	0.1
8,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.518%, (US0001M + 2.500%), 03/25/2030	8,384,257	0.1

6,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 5.568%, (US0001M + 3.550%), 08/25/2029	7,148,995	0.1
10,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.668%, (US0001M + 2.650%), 12/25/2029	10,470,733	0.2
12,620,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.368%, (US0001M + 2.350%), 04/25/2030	12,778,717	0.2
9,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 3.818%, (US0001M + 1.800%), 07/25/2030	9,210,184	0.1
1,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.318%, (US0001M + 2.300%), 09/25/2030	1,819,484	0.0
3,000,000	(1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 4.068%, (US0001M + 2.050%), 04/25/2049	3,014,667	0.1
1,115,767	(3)	Freddie Mac Structured Pass Through Certificates T-48 1A, 4.921%, 07/25/2033	1,218,566	0.0
1,408,420	(1),(3)	Galton Funding Mortgage Trust 2017-2 A21, 4.000%, 06/25/2059	1,426,834	0.0
3,626,283	(1),(3)	Galton Funding Mortgage Trust 2018-1 B1, 3.800%, 11/25/2057	3,777,802	0.1
1,728	(5)	Ginnie Mae 2000-22 SD, 7.773%, (-1.000*US0001M + 9.800%), 05/16/2030	50	0.0
2,114,535	(5)	Ginnie Mae 2005-37 SI, 4.106%, (-1.000*US0001M + 6.150%), 05/20/2035	332,199	0.0
2,149,940	(5)	Ginnie Mae 2007-23 ST, 4.156%, (-1.000*US0001M + 6.200%), 04/20/2037	303,529	0.0
2,468,542	(5)	Ginnie Mae 2007-40 SE, 4.706%, (-1.000*US0001M + 6.750%), 07/20/2037	496,760	0.0
1,716,678	(5)	Ginnie Mae 2007-7 EI, 4.156%, (-1.000*US0001M + 6.200%), 02/20/2037	313,440	0.0

See Accompanying Notes to Financial Statements

39

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

5,922,933	(5)	Ginnie Mae 2010-11 SA, 4.393%, (-1.000*US0001M + 6.420%), 01/16/2040	1,185,548	0.0
2,551,081	(5)	Ginnie Mae 2010-14 SB, 4.756%, (-1.000*US0001M + 6.800%), 11/20/2035	505,303	0.0
2,140,518	(5)	Ginnie Mae 2010-99 IT, 5.000%, 08/16/2040	367,664	0.0
1,002,828		Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	948,194	0.0
2,030,175		Ginnie Mae 2015-3 ZD, 4.000%, 01/20/2045	2,420,731	0.0
69,866,007	(5)	Ginnie Mae 2018-167 CS, 4.056%, (-1.000*US0001M + 6.100%), 12/20/2048	8,498,585	0.1
714,543	(5)	Ginnie Mae Series 2005-7 AH, 4.743%, (-1.000*US0001M + 6.770%), 02/16/2035	127,174	0.0
13,276,863	(5)	Ginnie Mae Series 2007-41 SL, 4.656%, (-1.000*US0001M + 6.700%), 07/20/2037	2,923,604	0.1
1,420,869	(5)	Ginnie Mae Series 2008-2 SW, 4.506%, (-1.000*US0001M + 6.550%), 01/20/2038	317,085	0.0
843,068	(5)	Ginnie Mae Series 2008-35 SN, 4.356%, (-1.000*US0001M + 6.400%), 04/20/2038	127,681	0.0
483,476	(5)	Ginnie Mae Series 2008-40 PS, 4.473%, (-1.000*US0001M + 6.500%), 05/16/2038	90,007	0.0
1,187,570	(5)	Ginnie Mae Series 2009-25 KS, 4.156%, (-1.000*US0001M + 6.200%), 04/20/2039	221,798	0.0
943,959		Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	1,041,624	0.0
1,020,134		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,138,924	0.0
1,994,586	(5)	Ginnie Mae Series 2009-33 SN, 4.256%, (-1.000*US0001M + 6.300%), 05/20/2039	78,424	0.0
11,726,912		Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	13,231,426	0.2
2,091,779		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	2,279,124	0.0
272,213	(5)	Ginnie Mae Series 2009-43 HS, 4.156%, (-1.000*US0001M + 6.200%), 06/20/2038	9,404	0.0
2,904,824		Ginnie Mae Series 2009-98 DA, 3.250%, 07/16/2039	3,018,346	0.1

2,345,664	(5)	Ginnie Mae Series 2010-116 NS, 4.623%, (-1.000*US0001M + 6.650%), 09/16/2040	414,375	0.0
6,530,252	(5)	Ginnie Mae Series 2010-116 SK, 4.576%, (-1.000*US0001M + 6.620%), 08/20/2040	1,258,920	0.0
10,243,085	(5)	Ginnie Mae Series 2010-149 HS, 4.073%, (-1.000*US0001M + 6.100%), 05/16/2040	1,092,797	0.0
480,000		Ginnie Mae Series 2010-164 MD, 4.000%, 12/20/2040	537,491	0.0
1,791,724	(5)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/2040	501,261	0.0
1,891,012	(5)	Ginnie Mae Series 2010-68 MS, 3.806%, (-1.000*US0001M + 5.850%), 06/20/2040	329,231	0.0
4,424,317		Ginnie Mae Series 2011-52 PA, 4.250%, 02/16/2041	4,741,899	0.1
5,110,353	(5)	Ginnie Mae Series 2011-72 SA, 3.323%, (-1.000*US0001M + 5.350%), 05/16/2041	775,726	0.0
6,024,386	(5)	Ginnie Mae Series 2011-73 LS, 4.646%, (-1.000*US0001M + 6.690%), 08/20/2039	487,116	0.0
112,972		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	114,877	0.0
1,331,254	(5)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/2041	123,239	0.0
1,388,000		Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/2042	1,478,482	0.0
9,452,828	(5)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	1,841,796	0.0
786,132		Ginnie Mae Series 2013-27 KA, 2.250%, 02/20/2043	794,017	0.0
2,251,524	(5)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/2029	190,001	0.0
5,792,501	(5)	Ginnie Mae Series 2014-185 SB, 3.556%, (-1.000*US0001M + 5.600%), 12/20/2044	960,791	0.0
5,747,839	(5)	Ginnie Mae Series 2014-3 QS, 4.106%, (-1.000*US0001M + 6.150%), 03/20/2043	796,292	0.0
9,749,486	(5)	Ginnie Mae Series 2014-3 SU, 4.006%, (-1.000*US0001M + 6.050%), 07/20/2039	1,807,921	0.0
8,356,500	(5)	Ginnie Mae Series 2014-56 SP, 4.173%, (-1.000*US0001M + 6.200%), 12/16/2039	1,213,138	0.0

See Accompanying Notes to Financial Statements

40

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

10,152,859	(5)	Ginnie Mae Series 2014-58 SG, 3.573%, (-1.000*US0001M + 5.600%), 04/16/2044	1,692,882	0.0
46,292,490	(5)	Ginnie Mae Series 2015-110 MS, 3.666%, (-1.000*US0001M + 5.710%), 08/20/2045	6,668,623	0.1
2,307,623		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	2,394,691	0.0
30,989,141	(5)	Ginnie Mae Series 2016-160 GS, 4.056%, (-1.000*US0001M + 6.100%), 11/20/2046	6,460,536	0.1
2,705,341		Ginnie Mae Series 2016-44 JA, 3.500%, 03/20/2046	2,809,699	0.1
294,567		Ginnie Mae Series 2018-104 HZ, 3.500%, 08/20/2048	315,403	0.0
7,415,887		Ginnie Mae Series 2018-120 DE, 3.500%, 09/20/2048	7,642,235	0.1
176,259		Ginnie Mae Series 2018-122 GZ, 3.500%, 09/20/2048	194,922	0.0
5,665,511		Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	5,858,363	0.1
174,754		Ginnie Mae Series 2018-147 KZ, 3.750%, 10/20/2048	197,386	0.0
176,532		Ginnie Mae Series 2019-100 JB, 3.000%, 08/20/2049	179,662	0.0
532,322		Ginnie Mae Series 2019-100 KB, 3.000%, 08/20/2049	541,703	0.0
1,349,931		Ginnie Mae Series 2019-100 MC, 3.000%, 08/20/2049	1,372,824	0.0
1,081,376		Ginnie Mae Series 2019-23 NG, 3.500%, 02/20/2049	1,178,399	0.0
71,326		Ginnie Mae Series 2019-54 AB, 3.000%, 04/20/2049	72,436	0.0
798,785		Ginnie Mae Series 2019-78 MB, 3.000%, 06/20/2049	813,041	0.0
416,445		Ginnie Mae Series 2019-89 KB, 3.000%, 07/20/2049	423,686	0.0
299,424		Ginnie Mae Series 2019-89 WB, 3.000%, 07/20/2049	304,630	0.0
8,897,147	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	9,043,812	0.1
2,990,994	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.507%, 11/25/2049	3,143,157	0.1
3,897		GSR Mortgage Loan Trust 2005-5F 8A1, 2.518%, (US0001M + 0.500%), 06/25/2035	3,709	0.0

238,826		GSR Mortgage Loan Trust 2007-1F 3A13, 6.000%, 01/25/2037	220,360	0.0
2,803,255		HarborView Mortgage Loan Trust 2007-5 A1A, 2.247%, (US0001M + 0.190%), 09/19/2037	2,734,644	0.0
161,974		HomeBanc Mortgage Trust 2004-1 2A, 2.878%, (US0001M + 0.860%), 08/25/2029	157,369	0.0
2,000,000		HomeBanc Mortgage Trust 2005-4 M1, 2.488%, (US0001M + 0.470%), 10/25/2035	2,023,130	0.0
2,427,033	(1),(3)	Homeward Opportunities Fund I Trust 2019-2 A3, 3.007%, 09/25/2059	2,429,928	0.0
1,290,474		Impac CMB Trust Series 2005-1 M1, 2.708%, (US0001M + 0.690%), 04/25/2035	1,253,240	0.0
1,862,041		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.228%, (US0001M + 0.210%), 04/25/2046	1,771,696	0.0
2,778,360		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.228%, (US0001M + 0.210%), 02/25/2046	2,400,591	0.0
283,855	(1),(3)	Jefferies Resecuritization Trust 2009-R6 1A2, 4.819%, 03/26/2036	283,362	0.0
1,486,573	(1),(3)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	1,516,979	0.0
410,581		JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/2035	285,648	0.0
2,611,966	(3)	JP Morgan Mortgage Trust 2005-A4 B1, 4.538%, 07/25/2035	2,661,536	0.0
4,389,592	(1),(3)	JP Morgan Mortgage Trust 2016-1 B3, 3.875%, 05/25/2046	4,559,183	0.1
7,309,369	(1),(3)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	7,401,387	0.1
3,530,109	(1),(3)	JP Morgan Mortgage Trust 2017-3 B1, 3.856%, 08/25/2047	3,742,151	0.1
2,017,069	(1),(3)	JP Morgan Mortgage Trust 2017-3 B2, 3.856%, 08/25/2047	2,052,722	0.0
1,447,873	(1),(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.837%, 12/25/2048	1,489,116	0.0
2,090,123	(1),(3)	JP Morgan Mortgage Trust 2018-1 B1, 3.757%, 06/25/2048	2,202,287	0.0

See Accompanying Notes to Financial Statements

41

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,011,925	(1),(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.757%, 06/25/2048	2,086,401	0.0
2,655,856	(1),(3)	JP Morgan Mortgage Trust 2018-1 B3, 3.757%, 06/25/2048	2,689,749	0.0
2,568,335	(1),(3)	JP Morgan Mortgage Trust 2018-3 B1, 3.771%, 09/25/2048	2,692,385	0.0
2,211,302	(1),(3)	JP Morgan Mortgage Trust 2018-4 B2, 3.788%, 10/25/2048	2,286,382	0.0
1,766,597	(1),(3)	JP Morgan Mortgage Trust 2018-6C B2, 3.984%, 12/25/2048	1,848,843	0.0
2,966,774	(1),(3)	JP Morgan Mortgage Trust 2018-9 B3, 4.472%, 02/25/2049	3,147,603	0.1
3,311,249	(1),(3)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	3,369,664	0.1
3,229,269	(1),(3)	JP Morgan Mortgage Trust 2019-1 B1, 4.529%, 05/25/2049	3,514,031	0.1
4,226,146	(1),(3)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	4,301,447	0.1
4,270,538	(1),(3)	JP Morgan Mortgage Trust 2019-6 B2, 4.271%, 12/25/2049	4,569,658	0.1
5,713,596	(1),(3)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	5,853,979	0.1
3,636,551	(1),(3)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.836%, 12/25/2049	3,986,014	0.1
8,570,259,238	(1),(5)	L Street Securities 2017-PM1 XIO, 4.277%, 10/25/2048	9,847,228	0.1
16,691,057	(5)	Lehman Mortgage Trust 2006-7 2A4, 4.532%, (-1.000*US0001M + 6.550%), 11/25/2036	4,810,214	0.1
11,991,558	(5)	Lehman Mortgage Trust 2006-9 2A5, 4.602%, (-1.000*US0001M + 6.620%), 01/25/2037	3,264,389	0.1
1,506,045		Lehman XS Trust Series 2005-5N 1A2, 2.378%, (US0001M + 0.360%), 11/25/2035	1,450,300	0.0
4,882,590		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	4,040,010	0.1
2,793,686	(1),(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	2,993,165	0.1
2,656,265	(1),(3)	OBX 2019-EXP1 1A3 Trust, 4.000%, 01/25/2059	2,710,108	0.0
2,412,583	(1),(3)	OBX 2019-EXP2 1A3 Trust, 4.000%, 07/25/2059	2,465,117	0.0

3,177,783	(1),(3)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	3,256,949	0.1
9,826,000		Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-4 M2, 2.518%, (US0001M + 0.500%), 11/25/2035	8,998,780	0.1
168,174		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	156,284	0.0
9,522,985		Seasoned Credit Risk Transfer Trust Series 2018-2 MV, 3.500%, 11/25/2057	10,259,083	0.1
1,832,054	(1),(3)	Sequoia Mortgage Trust 2014-3 B3, 3.938%, 10/25/2044	1,905,375	0.0
1,863,313	(1),(3)	Sequoia Mortgage Trust 2014-4 B3, 3.862%, 11/25/2044	1,926,963	0.0
1,846,781	(1),(3)	Sequoia Mortgage Trust 2015-2 B3, 3.739%, 05/25/2045	1,823,110	0.0
1,607,713	(1),(3)	Sequoia Mortgage Trust 2015-3 B3, 3.711%, 07/25/2045	1,616,524	0.0
3,300,000	(1),(3)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,517,405	0.1
1,989,599	(1),(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	2,028,526	0.0
2,628,614	(1),(3)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.496%, 02/25/2048	2,813,595	0.1
2,253,099	(1),(3)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	2,307,105	0.0
5,000,000	(1),(3)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	5,065,885	0.1
2,105,450	(1),(3)	Sequoia Mortgage Trust 2019-CH1 A1, 4.500%, 03/25/2049	2,150,741	0.0
6,534,158	(1),(3)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	6,823,495	0.1
1,915,485	(1),(3)	Shellpoint Co-Originator Trust 2017-2 B2, 3.726%, 10/25/2047	1,852,489	0.0
2,964,318	(1),(3)	Starwood Mortgage Residential Trust 2019-1 A3, 3.299%, 06/25/2049	2,977,778	0.1
37,581	(3)	Structured Adjustable Rate Mortgage Loan Trust 2004-12 7A3, 4.234%, 09/25/2034	38,442	0.0
1,360,000	(1),(3)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,360,820	0.0
1,773,000	(1),(3)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	1,788,953	0.0

See Accompanying Notes to Financial Statements

42

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,231,000	(1),(3)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	1,249,947	0.0
3,008,253	(1),(8)	Verus Securitization Trust 2019-3 A2, 2.938% (Step Rate @ 3.938% on 07/25/2023), 07/25/2059	3,012,672	0.1
2,927,919	(1),(3)	Verus Securitization Trust 2019-INV2 A2, 3.117%, 07/25/2059	2,943,037	0.1
1,107,144	(3)	Wachovia Mortgage Loan LLC Series 2005-B 2A1, 4.452%, 10/20/2035	1,117,265	0.0
408,025	(3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.303%, 10/25/2036	384,461	0.0
5,695,291	(3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.505%, 06/25/2034	5,806,107	0.1
3,069,320		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 2.528%, (US0001M + 0.510%), 08/25/2045	3,089,932	0.1
90,861,325	(3),(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.856%, 08/25/2045	3,840,954	0.1
2,330,634		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.508%, (US0001M + 0.490%), 10/25/2045	2,333,760	0.0
444,202	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.869%, 10/25/2036	437,940	0.0
977,503	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.601%, 11/25/2036	946,962	0.0
1,219,881	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.831%, 12/25/2036	1,155,075	0.0
2,820,234	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.831%, 12/25/2036	2,670,409	0.0
1,795,501	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.719%, 12/25/2036	1,733,579	0.0

1,500,575	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.881%, 08/25/2046	1,457,881	0.0
2,199,554	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.823%, 12/25/2036	2,207,242	0.0
539,760	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.567%, 03/25/2037	512,441	0.0
1,360,851	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.536%, 04/25/2037	1,254,583	0.0
1,864,419		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 2.918%, (US0001M + 0.900%), 11/25/2035	1,582,858	0.0
1,756,995		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	1,640,525	0.0
1,201,445		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	1,176,741	0.0
510,473		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	507,777	0.0
4,846,036		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.406%, (12MTA + 0.960%), 08/25/2046	3,653,623	0.1
803,053		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 2.248%, (US0001M + 0.230%), 01/25/2047	745,939	0.0
1,663,684		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 2.338%, (US0001M + 0.320%), 01/25/2047	1,559,383	0.0
1,107,960		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.448%, (US0001M + 0.430%), 06/25/2037	916,007	0.0

See Accompanying Notes to Financial Statements

43

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,235,450		Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	1,194,299	0.0
429,262	(3)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 5.220%, 04/25/2036	426,720	0.0
1,524,020	(1),(3)	Wells Fargo Mortgage Backed Securities 2019-2 A1 Trust, 4.000%, 04/25/2049	1,557,655	0.0
1,827,352	(1),(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.784%, 08/20/2045	1,855,466	0.0

		Total Collateralized Mortgage Obligations
		(Cost $1,509,910,419)	1,582,016,490	21.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 24.6%
		Federal Home Loan Mortgage Corporation: 5.3%(9)
801,524		2.500%,05/01/2030	813,426	0.0
1,091,778		2.500%,05/01/2030	1,107,014	0.0
1,262,288		2.500%,06/01/2030	1,279,919	0.0
1,693,041		3.000%,11/01/2042	1,746,458	0.0
1,743,689		3.000%,02/01/2043	1,798,776	0.0
2,128,346		3.000%,03/01/2045	2,191,574	0.0
2,279,815		3.000%,03/01/2045	2,341,909	0.0
5,137,687		3.000%,04/01/2045	5,277,564	0.1
5,530,306		3.000%,04/01/2045	5,694,603	0.1
2,331,316		3.000%,10/01/2046	2,400,628	0.0
22,251,509		3.000%,10/01/2046	22,816,767	0.3
8,618,121		3.000%,03/01/2048	8,852,499	0.1
7,439,146		3.000%,03/01/2048	7,627,694	0.1
27,920,989		3.000%,08/01/2048	28,594,306	0.4
8,823,142		3.500%,01/01/2045	9,257,745	0.1
2,960,712		3.500%,03/01/2045	3,101,596	0.1
24,354,353		3.500%,12/01/2046	25,414,663	0.4
11,952,113		3.500%,12/01/2046	12,596,986	0.2
9,585,768		3.500%,04/01/2047	10,155,838	0.1
15,456,545		3.500%,07/01/2047	16,001,143	0.2
13,874,517		3.500%,10/01/2047	14,379,821	0.2
13,761,874		3.500%,01/01/2048	14,305,254	0.2
4,364,705		3.500%,03/01/2048	4,550,245	0.1
62,893,577		3.500%,03/01/2048	66,156,672	0.9
42,369,712		3.500%,11/01/2048	44,525,589	0.6
1,195,850		4.000%,10/01/2041	1,279,075	0.0
1,866,795		4.000%,12/01/2041	1,996,925	0.0
2,882,883		4.000%,08/01/2044	3,048,719	0.1
1,529,675		4.000%,07/01/2045	1,616,108	0.0
5,154,847		4.000%,09/01/2045	5,424,353	0.1
2,877,655		4.000%,09/01/2045	3,038,367	0.1
3,611,809		4.000%,09/01/2045	3,817,382	0.1
4,096,822		4.000%,05/01/2046	4,318,412	0.1
4,642,911		4.000%,05/01/2047	4,869,001	0.1
21,231,990		4.000%,11/01/2047	22,293,792	0.3
1,150,206		4.000%,03/01/2048	1,204,460	0.0
9,467,910		4.000%,06/01/2048	10,199,581	0.1
885,434		4.500%,08/01/2041	960,531	0.0
1,358,074		4.500%,09/01/2041	1,473,249	0.0
1,177,883		4.500%,10/01/2041	1,277,781	0.0
1,631,840		4.500%,03/01/2044	1,763,614	0.0
8,004,002		4.500%,02/01/2048	8,486,975	0.1
2,235,120		4.500%,06/01/2048	2,369,470	0.0
4,463		4.673%, (US0012M + 1.773%),05/01/2037	4,719	0.0

116,286		5.000%,01/01/2041	128,576	0.0
1,049,457		5.000%,04/01/2041	1,161,626	0.0
32,551		5.500%,07/01/2037	36,653	0.0
1,640,808		5.500%,11/01/2038	1,854,047	0.0
1,361		6.000%,12/01/2028	1,509	0.0
16,101		6.000%,01/01/2029	17,809	0.0
4,351		6.500%,01/01/2024	4,852	0.0
5,454		6.500%,12/01/2031	6,175	0.0
520,752		6.500%,09/01/2034	592,271	0.0
1,000		7.000%,03/01/2032	1,047	0.0
			396,235,768	5.3

		Federal National Mortgage Association: 0.5%(9)
6,205,097		3.500%,01/01/2044	6,505,688	0.1
9,425,953		4.000%,12/01/2046	10,036,850	0.1
120,568		4.016%, (US0012M + 1.486%),07/01/2035	125,387	0.0
17,039,654		5.000%,08/01/2056	19,413,485	0.3
177,129		6.000%,05/01/2038	194,716	0.0
			36,276,126	0.5

		Government National Mortgage Association: 8.3%
4,216,676		3.000%,04/20/2046	4,350,829	0.1
731,102		3.000%,01/20/2047	754,120	0.0
188,984		3.000%,01/20/2048	194,280	0.0
393,426,000	(10)	3.000%,11/20/2049	403,430,697	5.4
8,692,351		3.500%,07/20/2046	9,133,478	0.1
1,265,081		3.500%,07/20/2046	1,329,312	0.0
1,893,186		3.500%,10/20/2046	1,989,800	0.0
1,439,728		3.500%,02/20/2047	1,513,015	0.0
812,423		3.500%,03/20/2047	853,364	0.0
1,294,642		3.500%,05/20/2047	1,367,213	0.0
1,354,136		3.500%,06/20/2047	1,430,409	0.0
1,409,442		3.500%,07/20/2047	1,465,738	0.0
1,590,175		3.500%,08/20/2047	1,670,967	0.0
9,999,345		3.500%,08/20/2047	10,506,578	0.2
4,034,821		3.500%,09/20/2047	4,239,772	0.1
653,110		3.500%,11/20/2047	689,875	0.0
636,941		3.500%,11/20/2047	672,591	0.0
538,008		3.500%,11/20/2047	568,313	0.0
4,384,201		3.500%,11/20/2047	4,630,445	0.1
1,335,652		3.500%,11/20/2047	1,410,412	0.0
1,011,600		3.500%,11/20/2047	1,068,219	0.0
1,421,341		3.500%,12/20/2047	1,501,409	0.0
1,296,169		3.500%,12/20/2047	1,369,179	0.0
1,925,946		3.500%,12/20/2047	2,034,430	0.0
17,740,464		3.500%,12/20/2047	18,682,009	0.3
1,500,122		3.500%,01/20/2048	1,584,621	0.0
9,183,306		3.500%,01/20/2048	9,649,653	0.1
1,099,478		3.500%,01/20/2048	1,161,242	0.0
7,298,368		3.500%,02/20/2048	7,670,348	0.1
14,322,312		3.500%,02/20/2048	15,048,799	0.2
7,358,322		3.500%,03/20/2048	7,768,418	0.1
1,321,355		3.500%,03/20/2048	1,375,862	0.0
327,514		4.000%,11/20/2040	349,122	0.0
2,148,981		4.000%,03/20/2046	2,269,963	0.1
89,094,000	(10)	4.000%,11/20/2049	92,636,879	1.3
440,473		4.500%,10/15/2039	482,515	0.0
303,699		4.500%,11/15/2039	332,687	0.0
267,201		4.500%,11/15/2039	291,675	0.0
94,054		4.500%,12/15/2039	103,009	0.0
86,496		4.500%,08/20/2041	94,539	0.0
5,268,823		4.500%,09/15/2047	5,654,767	0.1
269,139	(3)	5.140%,10/20/2060	270,174	0.0
152,010	(3)	5.310%,10/20/2060	153,292	0.0

See Accompanying Notes to Financial Statements

44

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

67,999	(3)	5.500%,03/20/2060	69,601	0.0
			623,823,620	8.3

		Uniform Mortgage-Backed Security: 10.5%
1,300,000	(10)	3.000%,11/18/2034	1,328,895	0.0
84,626,000	(10)	3.000%,11/25/2049	85,868,944	1.2
1,764,000	(10)	3.500%,10/25/2049	1,809,960	0.0
1,713,341		2.500%,05/01/2030	1,735,464	0.0
2,731,815		2.500%,06/01/2030	2,763,570	0.0
3,930,243		2.500%,06/01/2030	3,975,927	0.1
1,595,408		2.500%,07/01/2030	1,613,947	0.0
18,027,644		2.500%,04/01/2037	18,114,503	0.2
2,237,906		3.000%,08/01/2030	2,304,022	0.0
1,288,576		3.000%,09/01/2030	1,327,873	0.0
10,955,096		3.000%,04/01/2034	11,206,246	0.2
4,607,496		3.000%,04/01/2043	4,750,480	0.1
3,659,337		3.000%,07/01/2043	3,772,900	0.1
939,968		3.000%,08/01/2043	969,694	0.0
854,008		3.000%,09/01/2043	880,474	0.0
11,669,175		3.000%,04/01/2045	12,009,274	0.2
5,735,026		3.000%,08/01/2046	5,888,128	0.1
2,314,753		3.000%,08/01/2046	2,382,272	0.0
1,112,525		3.000%,11/01/2046	1,147,730	0.0
15,165,210		3.000%,12/01/2046	15,569,953	0.2
4,602,413		3.000%,12/01/2046	4,716,739	0.1
36,935,086		3.000%,01/01/2047	37,818,036	0.5
8,382,909		3.000%,02/01/2047	8,590,736	0.1
8,735,493		3.000%,03/01/2047	8,950,630	0.1
9,292,640		3.000%,07/01/2047	9,519,471	0.1
47,943,984		3.500%,06/01/2034	50,169,341	0.7
6,082,576		3.500%,10/01/2042	6,392,602	0.1
1,944,539		3.500%,04/01/2043	2,043,709	0.0
5,771,662		3.500%,08/01/2043	6,065,629	0.1
3,652,136		3.500%,03/01/2044	3,837,401	0.1
439,569		3.500%,01/01/2046	463,026	0.0
665,979		3.500%,02/01/2046	701,504	0.0
322,852		3.500%,02/01/2046	340,080	0.0
26,448,099		3.500%,08/01/2046	27,859,549	0.4
3,305,424		3.500%,08/01/2047	3,418,663	0.1
4,511,861		3.500%,09/01/2047	4,662,874	0.1
2,785,695		3.500%,02/01/2048	2,873,958	0.0
4,790,396		3.500%,05/01/2048	4,943,776	0.1
18,872,607		3.500%,07/01/2048	19,821,832	0.3
16,396,600		3.500%,05/01/2049	16,845,721	0.2
51,362,580		3.500%,06/01/2049	52,810,832	0.7
12,752,683		3.500%,08/01/2049	13,102,364	0.2
84,113,234		3.500%,09/01/2049	86,465,661	1.2
3,556,718		3.500%,10/01/2049	3,752,227	0.1
517,499		4.000%,03/01/2042	553,226	0.0
2,158,516		4.000%,07/01/2042	2,307,810	0.0
2,211,774		4.000%,07/01/2042	2,364,741	0.0
392,702		4.000%,07/01/2042	419,829	0.0
1,125,064		4.000%,09/01/2043	1,205,193	0.0
2,679,388		4.000%,01/01/2045	2,829,298	0.0
17,451,020		4.000%,01/01/2045	18,914,527	0.3
1,539,878		4.000%,03/01/2045	1,626,421	0.0
15,044,553		4.000%,05/01/2045	15,923,643	0.2
2,513,253		4.000%,06/01/2045	2,655,647	0.0
7,625,551		4.000%,02/01/2046	8,075,938	0.1
15,854,675		4.000%,07/01/2047	16,737,533	0.2
1,078,797		4.000%,03/01/2048	1,125,916	0.0
3,062,722		4.000%,03/01/2048	3,199,337	0.0
15,593,580		4.000%,09/01/2048	16,374,210	0.2
49,440,255		4.000%,06/01/2049	51,359,053	0.7
2,378,443		4.250%,11/01/2043	2,543,571	0.0
481,099		4.500%,11/01/2040	521,536	0.0
253,193		4.500%,11/01/2040	274,446	0.0
3,895,593		4.500%,11/01/2040	4,223,670	0.1

7,583	4.500%,12/01/2040	8,221	0.0
4,623	4.500%,12/01/2040	5,011	0.0
7,806	4.500%,01/01/2041	8,462	0.0
10,771	4.500%,01/01/2041	11,675	0.0
551,804	4.500%,10/01/2041	593,170	0.0
723,204	4.500%,10/01/2044	768,904	0.0
1,424,244	4.500%,12/01/2045	1,543,357	0.0
4,720,008	4.500%,04/01/2047	5,113,981	0.1
4,183,297	4.500%,04/01/2047	4,492,011	0.1
2,063,568	4.500%,04/01/2047	2,193,702	0.0
3,070,877	4.500%,04/01/2047	3,287,597	0.1
4,947,950	4.500%,04/01/2047	5,247,248	0.1
2,324,390	4.500%,05/01/2047	2,518,405	0.0
9,154,364	4.500%,05/01/2047	9,768,466	0.1
1,698,528	4.500%,05/01/2047	1,852,351	0.0
1,939,835	4.500%,05/01/2047	2,115,505	0.0
3,049,567	4.500%,05/01/2047	3,325,748	0.1
5,113,243	4.500%,06/01/2047	5,414,726	0.1
5,141,797	4.500%,06/01/2047	5,435,596	0.1
1,318,146	4.500%,06/01/2047	1,428,170	0.0
7,058,551	4.500%,07/01/2047	7,466,743	0.1
4,719,485	4.500%,08/01/2047	4,988,769	0.1
121,562	5.000%,06/01/2033	134,292	0.0
26,652	5.000%,09/01/2033	29,445	0.0
77,157	5.000%,11/01/2033	85,245	0.0
23,368	5.000%,03/01/2034	25,812	0.0
26,485	5.000%,03/01/2034	29,255	0.0
178,514	5.000%,02/01/2035	197,167	0.0
118,799	5.000%,06/01/2035	131,239	0.0
6,738	5.000%,06/01/2035	7,444	0.0
67,260	5.000%,07/01/2035	74,297	0.0
431,035	5.000%,08/01/2035	475,802	0.0
27,244	5.000%,10/01/2035	30,061	0.0
579,986	5.000%,10/01/2035	640,734	0.0
323,286	5.000%,02/01/2036	357,244	0.0
4,707	5.000%,03/01/2036	5,201	0.0
59,991	5.000%,03/01/2036	66,287	0.0
9,811	5.000%,05/01/2036	10,845	0.0
6,268	5.000%,06/01/2036	6,927	0.0
241,540	5.000%,07/01/2036	266,855	0.0
206,175	5.000%,11/01/2040	227,347	0.0
68,986	5.000%,05/01/2041	76,149	0.0
286,201	5.000%,06/01/2041	316,067	0.0
433,901	5.000%,06/01/2041	478,253	0.0
161,576	5.500%,03/01/2037	182,863	0.0
163,478	5.500%,06/01/2039	184,547	0.0
1,536,548	5.500%,10/01/2039	1,735,271	0.0
51,686	6.000%,09/01/2036	57,113	0.0
347	6.500%,02/01/2028	387	0.0
583	6.500%,09/01/2031	649	0.0
152	6.500%,09/01/2031	169	0.0
16,590	6.500%,11/01/2031	18,909	0.0
7,690	6.500%,04/01/2032	8,575	0.0
4,416	6.500%,08/01/2032	4,924	0.0
1,366	6.500%,08/01/2032	1,523	0.0
6,890	7.000%,12/01/2027	6,985	0.0
924	7.000%,10/01/2031	939	0.0
3,037	7.000%,03/01/2032	3,426	0.0
1,196	7.500%,09/01/2030	1,410	0.0
2	7.500%,10/01/2030	2	0.0
4,122	7.500%,09/01/2031	4,856	0.0
15,342	7.500%,02/01/2032	17,450	0.0
		782,311,946	10.5

	Total U.S. Government Agency Obligations (Cost $1,798,518,529)	1,838,647,460	24.6

See Accompanying Notes to Financial Statements

45

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

U.S. TREASURY OBLIGATIONS: 12.6%
			Treasury Inflation Indexed Protected Securities: 3.0%
	221,528,405		0.250%,07/15/2029	224,049,102	3.0

			U.S. Treasury Bonds: 2.1%
	85,149,000		2.875%,05/15/2049	99,411,458	1.4
	43,370,000		3.500%,02/15/2039	54,379,373	0.7
				153,790,831	2.1

			U.S. Treasury Notes: 7.5%
	62,000	(2)	1.500%,08/31/2021	61,822	0.0
	88,893,000		1.625%,09/30/2026	88,919,043	1.2
	146,274,000	(2)	1.625%,08/15/2029	145,656,907	1.9
	118,750,000		1.500%,09/30/2021	118,467,041	1.6
	94,362,000		1.500%,09/15/2022	94,196,129	1.2
	118,042,000		1.500%,09/30/2024	117,772,255	1.6
				565,073,197	7.5

		Total U.S. Treasury Obligations (Cost $937,495,367)		942,913,130	12.6

SOVEREIGN BONDS: 2.2%
	2,750,000	(2)	Argentine Republic Government International Bond, 5.625%, 01/26/2022	1,196,277	0.0
	4,960,000		Argentine Republic Government International Bond, 6.875%, 04/22/2021	2,461,450	0.0
	2,900,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	1,226,004	0.0
CLP	3,250,000,000		Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	5,613,091	0.1
BRL	95,000,000		Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	27,393,954	0.4
BRL	52,000,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	14,235,731	0.2
	5,900,000	(2)	Brazilian Government International Bond, 4.625%, 01/13/2028	6,279,134	0.1
	2,500,000		Brazilian Government International Bond, 6.000%, 04/07/2026	2,890,425	0.1
	5,225,000	(2)	Colombia Government International Bond, 3.875%, 04/25/2027	5,551,562	0.1
	2,500,000		Croatia Government International Bond, 5.500%, 04/04/2023	2,772,598	0.0
	272,000		Croatia Government International Bond, 6.375%, 03/24/2021	288,058	0.0
	300,000	(1)	Dominican Republic International Bond, 5.500%, 01/27/2025	317,253	0.0

	270,000		Dominican Republic International Bond, 5.875%, 04/18/2024	286,203	0.0
	900,000		Dominican Republic International Bond, 5.950%, 01/25/2027	976,509	0.0
	300,000	(1)	Dominican Republic International Bond, 6.600%, 01/28/2024	330,375	0.0
	4,825,000		Dominican Republic International Bond, 6.875%, 01/29/2026	5,458,330	0.1
	2,675,000		Egypt Government International Bond, 5.875%, 06/11/2025	2,744,480	0.0
	250,000	(1)	Egypt Government International Bond, 5.875%, 06/11/2025	256,493	0.0
	290,380	(1)	Gabonese Republic, 6.375%, 12/12/2024	286,678	0.0
IDR	132,518,000,000		Indonesia Treasury Bond, 8.375%, 04/15/2039	9,851,796	0.1
	3,384,480	(3)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	3,331,733	0.1
	1,000,000		Jordan Government International Bond, 6.125%, 01/29/2026	1,051,014	0.0
	1,200,000	(1)	Kenya Government International Bond, 7.000%, 05/22/2027	1,248,000	0.0
	2,250,000		Morocco Government International Bond, 4.250%, 12/11/2022	2,357,957	0.0
	600,000	(1)	Morocco Government International Bond, 4.250%, 12/11/2022	628,789	0.0
	850,000		Namibia International Bonds, 5.500%, 11/03/2021	879,370	0.0
	3,400,000		Oman Government International Bond, 6.000%, 08/01/2029	3,390,276	0.1
	693,000		Panama Government International Bond, 6.700%, 01/26/2036	989,264	0.0
	1,000,000		Panama Government International Bond, 9.375%, 04/01/2029	1,538,760	0.0
	600,000		Paraguay Government International Bond, 4.625%, 01/25/2023	632,556	0.0
PEN	14,129,000	(1)	Peru Government Bond, 6.150%, 08/12/2032	4,806,471	0.1
PEN	14,130,000		Peru Government Bond, 6.850%, 02/12/2042	5,135,339	0.1
	2,675,000		Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	2,867,600	0.0
	4,000,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.400%, 03/01/2028	4,362,000	0.1

See Accompanying Notes to Financial Statements

46

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

	600,000	(1)	Paraguay Government International Bond, 4.625%, 01/25/2023	632,556	0.0
	3,450,000		Republic of South Africa Government International Bond, 4.300%, 10/12/2028	3,337,806	0.1
	2,500,000		Republic of South Africa Government International Bond, 4.850%, 09/30/2029	2,494,473	0.0
RUB	815,784,000		Russian Federal Bond - OFZ, 7.250%, 05/10/2034	12,703,488	0.2
	3,600,000		Russian Foreign Bond - Eurobond, 4.250%, 06/23/2027	3,835,278	0.1
	2,600,000		Russian Foreign Bond - Eurobond, 4.750%, 05/27/2026	2,843,630	0.0
	2,925,000	(1)	Saudi Government International Bond, 4.500%, 04/17/2030	3,334,032	0.1
	1,200,000		Sri Lanka Government International Bond, 6.350%, 06/28/2024	1,204,272	0.0
	800,000		Turkey Government International Bond, 4.875%, 10/09/2026	741,949	0.0
	1,000,000		Turkey Government International Bond, 5.125%, 02/17/2028	926,432	0.0
	1,000,000		Turkey Government International Bond, 6.125%, 10/24/2028	978,952	0.0
	200,000		Turkey Government International Bond, 6.250%, 09/26/2022	205,499	0.0
	2,625,000		Turkey Government International Bond, 7.250%, 12/23/2023	2,780,429	0.0
	2,083,000		Turkey Government International Bond, 7.375%, 02/05/2025	2,216,708	0.0
	2,726,000		Ukraine Government AID Bonds, 1.847%, 05/29/2020	2,739,077	0.0
	1,500,000		Ukraine Government International Bond, 7.750%, 09/01/2023	1,580,156	0.0

		Total Sovereign Bonds
		(Cost $169,630,214)		166,190,267	2.2

COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.1%
	5,520,000	(1)	AREIT 2019-CRE3 A Trust, 3.048%, (US0001M + 1.020%), 09/14/2036	5,531,730	0.1
	4,390,000	(1)	Bancorp Commercial Mortgage 2018 CRE4 D Trust, 4.128%, (US0001M + 2.100%), 09/15/2035	4,418,207	0.1
	24,958,058	(3),(5)	BANK 2017-BNK4 XA, 1.591%, 05/15/2050	1,961,152	0.0
	167,655,000	(3),(5)	BANK 2017-BNK8 XB, 0.222%, 11/15/2050	2,253,753	0.0

205,792,222	(3),(5)	BANK 2018-BNK14 XA, 0.673%, 09/15/2060	7,438,524	0.1
19,110,000	(1),(3),(5)	BANK 2018-BNK14 XD, 1.750%, 09/15/2060	2,361,488	0.0
24,763,979	(3),(5)	BANK 2019-BNK16 XA, 1.129%, 02/15/2052	1,793,836	0.0
5,880,000		BANK 2019-BNK17 A4, 3.714%, 04/15/2052	6,500,947	0.1
3,530,000		BANK 2019-BNK18 A4, 3.584%, 05/15/2062	3,867,950	0.1
5,210,000	(1)	BANK 2019-BNK18 D, 3.000%, 05/15/2062	4,847,212	0.1
6,580,000	(3)	Bank 2019-BNK19 C, 4.170%, 08/15/2061	7,113,034	0.1
100,925,586	(3),(5)	Bank 2019-BNK19 XA, 1.100%, 08/15/2061	7,847,590	0.1
11,410,000		BANK 2019-BNK21 A5, 2.851%, 10/15/2052	11,752,015	0.2
92,840,000	(1),(3),(5)	BBCCRE Trust 2015-GTP XA, 0.749%, 08/10/2033	3,223,553	0.0
2,400,000	(1)	BDS 2018-FL2 D, 4.575%, (US0001M + 2.550%), 08/15/2035	2,409,706	0.0
6,814,000	(1),(3)	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 6.048%, 02/13/2042	6,875,266	0.1
2,620,000	(1),(3)	BENCHMARK 2018-B3 D Mortgage Trust, 3.057%, 04/10/2051	2,478,966	0.0
7,450,000		Benchmark 2019-B11 A5 Mortgage Trust, 3.542%, 05/15/2052	8,140,564	0.1
54,528,118	(3),(5)	Benchmark 2019-B12 XA Mortgage Trust, 1.207%, 08/15/2052	4,219,009	0.1
9,570,000		Benchmark 2019-B13 A4 Mortgage Trust, 2.952%, 08/15/2057	9,922,747	0.1
7,470,000	(1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	6,931,220	0.1
36,705,012	(3),(5)	Benchmark 2019-B9 XA Mortgage Trust, 1.215%, 03/15/2052	3,009,572	0.0
7,540,000	(1)	BHP Trust 2019-BXHP D, 3.799%, (US0001M + 1.771%), 08/15/2036	7,531,437	0.1
7,570,000	(1)	BHP Trust 2019-BXHP E, 4.595%, (US0001M + 2.568%), 08/15/2036	7,577,329	0.1
3,650,000	(1)	BX Commercial Mortgage Trust 2019-IMC E, 4.178%, (US0001M + 2.150%), 04/15/2034	3,675,246	0.1
5,150,000	(1)	BX Trust 2019-MMP E, 3.928%, (US0001M + 1.900%), 08/15/2036	5,157,082	0.1

See Accompanying Notes to Financial Statements

47

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

3,020,000	(1)	CAMB Commercial Mortgage Trust 2019-LIFE D, 3.778%, (US0001M + 1.750%), 12/15/2037	3,040,705	0.0
5,470,000	(1)	CAMB Commercial Mortgage Trust 2019-LIFE F, 4.578%, (US0001M + 2.550%), 12/15/2037	5,529,686	0.1
7,290,000	(4)	Cantor Commercial Real Estate Lending 2019-CF2 A5, 2.874%, 11/15/2052	7,511,833	0.1
3,340,000	(3)	CCUBS Commercial Mortgage Trust 2017-C1 C, 4.540%, 11/15/2050	3,646,046	0.1
93,714,359	(3),(5)	CCUBS Commercial Mortgage Trust 2017-C1 XA, 1.161%, 11/15/2050	5,630,321	0.1
25,020,689	(3),(5)	CD 2016-CD1 Mortgage Trust XA, 1.548%, 08/10/2049	1,842,909	0.0
45,113,000	(1),(3),(5)	CD 2016-CD1 Mortgage Trust XB, 0.814%, 08/10/2049	1,985,486	0.0
33,872,640	(3),(5)	CD 2017-CD4 Mortgage Trust XA, 1.467%, 05/10/2050	2,483,376	0.0
4,280,000	(3)	CD 2017-CD6 Mortgage Trust C, 4.410%, 11/13/2050	4,602,106	0.1
7,453,264	(1),(3)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.272%, 04/15/2044	6,881,615	0.1
4,139,000	(3)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.262%, 11/10/2046	4,479,958	0.1
3,910,000	(1),(3)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.262%, 03/10/2047	4,228,224	0.1
7,745,000	(1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	6,913,265	0.1
41,048,794	(3),(5)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.141%, 07/10/2049	4,041,110	0.1
82,858,022	(3),(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.260%, 10/12/2050	5,438,651	0.1
3,940,000	(3)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.412%, 09/15/2050	4,182,281	0.1
40,356,375	(3),(5)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 1.062%, 09/15/2050	2,378,181	0.0

88,938,730	(3),(5)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.758%, 06/10/2051	4,425,476	0.1
2,180,000	(3)	Commercial Mortgage Pass Through Certificates 2016-CR28 D, 4.051%, 02/10/2049	2,264,329	0.0
4,836,672	(3),(5)	COMM 2012-CR1 XA, 2.036%, 05/15/2045	188,573	0.0
28,770,964	(3),(5)	COMM 2012-CR2 XA, 1.799%, 08/15/2045	1,064,117	0.0
31,424,935	(3),(5)	COMM 2012-CR4 XA, 1.912%, 10/15/2045	1,379,759	0.0
27,260,000	(1),(3),(5)	COMM 2012-CR4 XB, 0.741%, 10/15/2045	485,691	0.0
48,825,038	(1),(3),(5)	COMM 2012-LC4 XA, 2.289%, 12/10/2044	1,885,550	0.0
3,310,000	(3)	COMM 2015-CCRE26 D Mortgage Trust, 3.634%, 10/10/2048	3,161,556	0.0
133,534,115	(1),(3),(5)	COMM 2015-PC1 XA, 0.822%, 07/10/2050	3,565,908	0.0
920,000	(3)	COMM 2016-COR1 C, 4.530%, 10/10/2049	979,070	0.0
69,042,846	(3),(5)	COMM 2016-CR28 XA, 0.754%, 02/10/2049	2,262,216	0.0
36,223,728	(3),(5)	COMM 2017-COR2 XA, 1.327%, 09/10/2050	2,747,034	0.0
12,420,000		COMM 2018-COR3 A3 Mortgage Trust, 4.228%, 05/10/2051	14,116,180	0.2
9,395,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 E, 4.178%, (US0001M + 2.150%), 05/15/2036	9,431,859	0.1
15,420,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 4.678%, (US0001M + 2.650%), 05/15/2036	15,499,786	0.2
6,670,000	(3)	Csail 2015-C2 C Commercial Mortgage Trust, 4.341%, 06/15/2057	6,554,463	0.1
4,340,000	(1),(3)	CSAIL 2017-CX10 D Commercial Mortgage Trust, 4.249%, 11/15/2050	4,353,347	0.1
19,066,000	(3)	CSAIL 2018-CX11 A5 Commercial Mortgage Trust, 4.033%, 04/15/2051	21,265,850	0.3
7,455,000		CSAIL 2019-C15 A4 Commercial Mortgage Trust, 4.053%, 03/15/2052	8,387,691	0.1
7,310,000	(1)	CSWF 2018-TOP E, 4.278%, (US0001M + 2.250%), 08/15/2035	7,329,120	0.1
6,910,000	(1)	CSWF 2018-TOP F, 4.778%, (US0001M + 2.750%), 08/15/2035	6,936,124	0.1

See Accompanying Notes to Financial Statements

48

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

4,460,000	(1),(3)	DBJPM 16-C3 Mortgage Trust, 3.633%, 08/10/2049	4,341,659	0.1
4,480,000	(1)	Exantas Capital Corp. 2019-RSO7 C Ltd., 4.075%, (US0001M + 2.050%), 04/15/2036	4,496,837	0.1
16,840,000	(3),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.446%, 08/25/2020	611,179	0.0
77,599,012	(3),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.910%, 01/25/2043	2,740,339	0.0
42,047,111	(3),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.938%, 05/25/2040	1,931,224	0.0
31,879,545	(3),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.649%, 05/25/2041	1,713,248	0.0
84,809,410	(3),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K055 X1, 1.499%, 03/25/2026	6,330,717	0.1
15,792,949	(3),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.372%, 11/25/2019	482	0.0
198,910,466	(1),(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	334,189	0.0
4,580,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR E, 3.578%, (US0001M + 1.550%), 07/15/2035	4,561,220	0.1
4,400,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR F, 4.128%, (US0001M + 2.100%), 07/15/2035	4,388,965	0.1
3,400,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 D, 5.353%, 12/10/2043	3,500,684	0.0
8,190,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	8,238,192	0.1
3,710,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	3,657,368	0.1
5,340,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 G, 4.548%, 12/10/2043	5,208,253	0.1

20,180,307	(3),(5)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.355%, 05/10/2045	665,177	0.0
6,140,000	(1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	5,194,225	0.1
47,548,581	(3),(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.214%, 11/10/2046	1,727,478	0.0
101,965,649	(3),(5)	GS Mortgage Securities Trust 2013-GCJ14 XA, 0.760%, 08/10/2046	2,104,418	0.0
65,860,309	(3),(5)	GS Mortgage Securities Trust 2014-GC22 XA, 1.143%, 06/10/2047	2,088,424	0.0
82,261,864	(3),(5)	GS Mortgage Securities Trust 2016-GS4 XA, 0.697%, 11/10/2049	2,344,134	0.0
70,061,813	(3),(5)	GS Mortgage Securities Trust 2017-GS6 XA, 1.190%, 05/10/2050	4,732,598	0.1
78,497,556	(3),(5)	GS Mortgage Securities Trust 2019-GC38 XA, 1.126%, 02/10/2052	5,854,740	0.1
13,220,000	(1),(3)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.668%, 07/10/2052	13,320,030	0.2
10,120,000	(1),(3)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.668%, 07/10/2052	9,961,228	0.1
2,400,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.720%, 07/15/2046	2,507,146	0.0
4,500,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,514,653	0.1
74,842,346	(3),(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.650%, 06/15/2045	1,907,716	0.0
94,293,310	(3),(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.876%, 12/15/2049	3,220,767	0.0
7,263,797	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.372%, 11/15/2045	7,761,196	0.1
7,840,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 5.055%, 01/15/2047	8,274,875	0.1

See Accompanying Notes to Financial Statements

49

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

10,965,183	(3),(5)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.929%, 04/15/2047	249,604	0.0
3,080,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2014-C26 D, 4.023%, 01/15/2048	3,027,367	0.0
1,530,060	(3),(5)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.251%, 10/15/2048	56,412	0.0
12,440,000		JPMCC Commercial Mortgage Securities Trust 2019-COR4 A5, 4.029%, 03/10/2052	14,047,089	0.2
2,000,000	(1)	KNDL 2019-KNSQ F Mortgage Trust, 4.028%, (US0001M + 2.000%), 05/15/2036	2,002,677	0.0
60,678	(1),(3)	LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.981%, 02/15/2040	60,757	0.0
4,226,758	(1),(3),(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.881%, 11/15/2038	19,714	0.0
49,922,668	(1),(3),(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.263%, 03/10/2050	2,064,088	0.0
4,340,000	(1),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 D, 5.071%, 11/15/2046	4,580,396	0.1
78,590,302	(3),(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.164%, 12/15/2047	3,183,945	0.0
3,970,000	(1),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 5.074%, 04/15/2047	4,211,674	0.1
3,090,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.554%, 09/15/2047	3,202,938	0.0
14,914,000	(1)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	15,067,987	0.2
7,864,000	(1),(3)	Morgan Stanley Capital I Trust 2016-BNK2 E, 4.037%, 11/15/2049	6,678,239	0.1
7,455,000		Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	8,042,384	0.1
2,500,000	(1)	Morgan Stanley Capital I Trust 2019-PLND E, 4.178%, (US0001M + 2.150%), 05/15/2036	2,503,748	0.0

4,670,000		Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	4,286,339	0.1
46,629,882	(3),(5)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.936%, 12/15/2050	2,492,740	0.0
14,680,000	(1)	One Bryant Park Trust 2019-OBP A, 2.516%, 09/13/2049	14,811,492	0.2
8,262,000	(1)	Shelter Growth CRE 2018-FL1 D Issuer Ltd., 5.028%, (US0001M + 3.000%), 01/15/2035	8,308,463	0.1
5,960,000		UBS Commercial Mortgage Trust 2019-C17 A4, 2.921%, 09/15/2052	6,131,963	0.1
4,830,000	(3)	Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.476%, 10/15/2050	5,140,720	0.1
8,660,000		Wells Fargo Commercial Mortgage Trust 2018-C44 A5, 4.212%, 05/15/2051	9,799,433	0.1
1,264,000	(1)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	1,133,468	0.0
6,000,000	(1),(6),(7)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	5,158,657	0.1
3,270,000	(1),(3)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.858%, 11/15/2044	3,368,462	0.0
13,550,273	(1),(3),(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.978%, 08/15/2045	548,571	0.0
9,788,272	(1),(3),(5)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.061%, 11/15/2045	465,258	0.0
12,946,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.403%, 03/15/2045	11,341,654	0.2
3,920,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	3,617,523	0.1
85,214,594	(3),(5)	WFRBS Commercial Mortgage Trust 2014-C25 XA, 0.977%, 11/15/2047	2,898,685	0.0

	Total Commercial Mortgage-Backed Securities (Cost $592,824,534)		608,674,395	8 .1

See Accompanying Notes to Financial Statements

50

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

ASSET-BACKED SECURITIES: 8.9%
		Automobile Asset-Backed Securities: 0.8%
5,950,000		Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	6,201,220	0.1
8,440,000		Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	8,716,628	0.1
5,750,000		AmeriCredit Automobile Receivables Trust 2019-3 C, 2.320%, 07/18/2025	5,754,695	0.1
5,050,000		AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	5,054,471	0.1
750,000		CarMax Auto Owner Trust 2017-4 D, 3.300%, 05/15/2024	761,120	0.0
1,500,000		Carmax Auto Owner Trust 2018-4 D, 4.150%, 04/15/2025	1,570,075	0.0
600,000		GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	602,269	0.0
6,150,000	(1)	Oscar US Funding XI LLC 2019-2A A4, 2.680%, 09/10/2026	6,235,334	0.1
500,000		Santander Drive Auto Receivables Trust 2018-1 D, 3.320%, 03/15/2024	506,433	0.0
9,100,000		Santander Drive Auto Receivables Trust 2018-4 D, 3.980%, 12/15/2025	9,389,681	0.1
2,850,000		Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	2,861,386	0.0
7,550,000		Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	7,587,252	0.1
800,000	(1)	Tesla Auto Lease Trust 2018-A D, 3.300%, 05/20/2020	802,221	0.0
4,150,000	(1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	4,262,108	0.1
			60,304,893	0.8

		Credit Card Asset-Backed Securities: 0.0%
600,000		Synchrony Credit Card Master Note Trust 2017-2 C, 3.010%, 10/15/2025	608,941	0.0

		Home Equity Asset-Backed Securities: 0.3%
7,264,600		Freddie Mac Structured Pass Through Certificates T-31 A7, 2.143%, (US0001M + 0.250%), 05/25/2031	7,221,559	0.1
6,520,838	(3)	GSAA Home Equity Trust 2006-4 4A3, 4.169%, 03/25/2036	5,370,465	0.1
3,926,699	(3)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	2,553,290	0.0
281,543	(3)	HSI Asset Loan Obligation Trust 2007-WF1 A6, 4.883%, 12/25/2036	237,076	0.0
980,529		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 2.338%, (US0001M + 0.160%), 02/25/2037	900,305	0.0
1,193,874		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.478%, (US0001M + 0.230%), 02/25/2037	1,105,813	0.0
3,183,213	(3)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	3,361,298	0.1
			20,749,806	0.3

		Other Asset-Backed Securities: 7.1%
10,000,000	(1)	AMMC CLO 15 Ltd. 2014-15A ARR, 3.563%, (US0003M + 1.260%), 01/15/2032	9,983,340	0.1
1,221,105	(1),(3),(8)	AJAX Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	1,224,247	0.0
3,029,351	(1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	3,089,422	0.0
2,930,000	(1)	ALM VIII Ltd. 2013-8A A1R, 3.793%, (US0003M + 1.490%), 10/15/2028	2,932,036	0.0
1,080,096	(1),(3),(4),(5)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	–	–
3,900,000	(1)	Apidos CLO XII 2013-12A AR, 3.383%, (US0003M + 1.080%), 04/15/2031	3,886,830	0.1
500,000	(1)	Apidos CLO XII 2013-12A CR, 4.103%, (US0003M + 1.800%), 04/15/2031	478,417	0.0
4,450,000	(1)	Applebee's Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/07/2049	4,557,289	0.1

See Accompanying Notes to Financial Statements

51

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,050,000	(1)	Applebee's Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/07/2049	2,127,592	0.0
5,500,000	(1)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	5,507,116	0.1
10,000,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.533%, (US0003M + 1.230%), 01/15/2030	9,760,160	0.1
3,890,000	(1)	Babson CLO Ltd. 2017-1A A2, 3.650%, (US0003M + 1.350%), 07/18/2029	3,834,626	0.1
6,361,000	(1)	Babson CLO Ltd. 2018-3A A2, 3.578%, (US0003M + 1.300%), 07/20/2029	6,272,035	0.1
1,650,000	(1)	Bain Capital Credit CLO 2017-1A A2, 3.628%, (US0003M + 1.350%), 07/20/2030	1,632,881	0.0
8,770,000	(1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.553%, (US0003M + 1.250%), 07/15/2029	8,770,228	0.1
7,500,000	(1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.478%, (US0003M + 1.200%), 01/20/2031	7,302,855	0.1
5,000,000	(1)	Benefit Street Partners CLO XIV Ltd. 2018-14A A2, 3.428%, (US0003M + 1.150%), 04/20/2031	4,852,180	0.1
4,070,000	(1)	BlueMountain CLO 2015-1A BR, 4.803%, (US0003M + 2.500%), 04/13/2027	4,070,814	0.1
3,270,000	(1)	Burnham Park Clo Ltd. 2016-1A A, 3.708%, (US0003M + 1.430%), 10/20/2029	3,274,460	0.0
10,000,000	(1)	Carbone CLO Ltd. 2017-1A A1, 3.418%, (US0003M + 1.140%), 01/20/2031	9,952,490	0.1
700,000	(1)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 3.208%, (US0003M + 1.050%), 05/15/2031	695,596	0.0
3,250,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 3.433%, (US0003M + 1.130%), 04/17/2031	3,159,000	0.0
3,530,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.553%, (US0003M + 1.250%), 10/17/2030	3,530,011	0.0
37,149		Chase Funding Trust Series 2003-5 2A2, 2.618%, (US0001M + 0.600%), 07/25/2033	36,545	0.0

4,050,000	(1)	CIFC Funding 2013-2A A1LR, 3.510%, (US0003M + 1.210%), 10/18/2030	4,049,996	0.1
2,150,000	(1)	CIFC Funding 2017-2A C, 4.628%, (US0003M + 2.350%), 04/20/2030	2,121,067	0.0
7,400,000	(1)	CIFC Funding 2017-4 A1, 3.533%, (US0003M + 1.250%), 10/24/2030	7,403,086	0.1
3,000,000	(1)	CIFC Funding 2017-5A A1, 3.483%, (US0003M + 1.180%), 11/16/2030	2,997,363	0.0
4,675,000	(1)	Cole Park CLO Ltd. 2015-1A CR, 4.278%, (US0003M + 2.000%), 10/20/2028	4,637,404	0.1
7,425,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 2.723%, (US0001M + 0.705%), 09/25/2035	7,298,700	0.1
10,588,574		Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 2.168%, (US0001M + 0.150%), 10/25/2036	9,471,421	0.1
4,738,125	(1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	5,015,656	0.1
2,443,875	(1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	2,539,602	0.0
4,200,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 3.458%, (US0003M + 1.180%), 10/20/2030	4,196,338	0.1
7,000,000	(1)	Dewolf Park Clo Ltd. 2017-1A A, 3.513%, (US0003M + 1.210%), 10/15/2030	6,999,930	0.1
637,000	(1)	Domino's Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	640,774	0.0
5,820,750	(1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	6,139,494	0.1
2,320,625	(1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	2,436,974	0.0
6,660,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 3.653%, (US0003M + 1.350%), 04/15/2028	6,592,294	0.1
5,565,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.358%, (US0003M + 1.200%), 08/15/2030	5,563,926	0.1
8,000,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.528%, (US0003M + 1.250%), 01/20/2030	7,814,656	0.1

See Accompanying Notes to Financial Statements

52

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

4,228,050	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	4,447,794	0.1
4,250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.503%, (US0003M + 1.220%), 07/24/2030	4,250,047	0.1
2,500,000	(1)	Galaxy XV CLO Ltd. 2013-15A AR, 3.503%, (US0003M + 1.200%), 10/15/2030	2,494,580	0.0
11,150,000	(1)	Galaxy XXI CLO Ltd. 2015-21A AR, 3.298%, (US0003M + 1.020%), 04/20/2031	11,034,263	0.2
2,300,000	(1)	Gilbert Park CLO Ltd. 2017-1A A, 3.493%, (US0003M + 1.190%), 10/15/2030	2,298,983	0.0
7,000,000	(1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 3.428%, (US0003M + 1.150%), 11/28/2030	6,993,525	0.1
4,880,186	(1)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	5,345,831	0.1
1,535,281	(1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	1,602,981	0.0
1,462,793	(1)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	1,514,472	0.0
3,635,269	(1)	HERO Funding Trust 2016-4A A2, 4.290%, 09/20/2047	3,800,731	0.1
1,250,000	(1)	Home Partners of America 2018-1 E Trust, 3.875%, (US0001M + 1.850%), 07/17/2037	1,252,134	0.0
4,485,793	(1)	JG Wentworth XLII LLC 2018-2A A, 3.960%, 10/15/2075	4,923,133	0.1
3,225,358	(1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	3,444,296	0.0
6,000,000	(1),(10)	KKR CLO 21 A Ltd., 3.303%, (US0003M + 1.000%), 04/15/2031	5,946,582	0.1
6,000,000	(1)	LCM 26A A2 Ltd., 3.528%, (US0003M + 1.250%), 01/20/2031	5,881,206	0.1
1,867,000	(1)	LCM XIV L.P. 14A AR, 3.318%, (US0003M + 1.040%), 07/20/2031	1,845,563	0.0
5,000,000	(1)	LCM XVIII L.P. 18A A2R, 3.498%, (US0003M + 1.220%), 04/20/2031	4,889,580	0.1
5,400,000	(1)	LCM XXIII Ltd. 23A A1, 3.678%, (US0003M + 1.400%), 10/20/2029	5,416,124	0.1
5,400,000	(1)	Madison Park Funding XV Ltd. 2014-15A B1R, 4.456%, (US0003M + 2.200%), 01/27/2026	5,400,189	0.1

1,400,000	(1)	Madison Park Funding XXVII Ltd. 2018-27A B, 4.078%, (US0003M + 1.800%), 04/20/2030	1,347,436	0.0
3,400,000	(1)	Marlette Funding Trust 2018-1A C, 3.690%, 03/15/2028	3,429,911	0.0
3,488,000	(1)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	3,596,521	0.1
500,000	(1)	Marlette Funding Trust 2019-2 A2A, 3.530%, 07/16/2029	507,362	0.0
4,200,000	(1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	4,260,463	0.1
1,100,000	(1),(3)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,133,438	0.0
3,200,000	(1),(3)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	3,280,231	0.0
2,482,000	(1),(3)	Mill City Mortgage Trust 2015-2 B2, 3.876%, 09/25/2057	2,527,837	0.0
1,361,263	(1)	Mill City Solar Loan 2019-1A A Ltd., 4.340%, 03/20/2043	1,401,535	0.0
6,909,352	(1)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	7,007,361	0.1
5,305,959	(1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	5,509,173	0.1
8,794,801	(1)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	9,119,600	0.1
2,086,000	(1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	2,122,154	0.0
3,261,314	(1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	3,335,127	0.0
3,250,000	(1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 4.590%, (US0003M + 2.450%), 10/16/2032	3,250,000	0.0
2,500,000	(1)	OCP CLO 2015-8 Ltd. 2015-8A BR, 4.153%, (US0003M + 1.850%), 04/17/2027	2,494,703	0.0
9,470,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.598%, (US0003M + 1.320%), 03/17/2030	9,493,353	0.1
3,000,000	(1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.653%, (US0003M + 1.350%), 07/15/2029	2,959,140	0.0
5,520,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.678%, (US0003M + 1.375%), 07/15/2029	5,421,186	0.1

See Accompanying Notes to Financial Statements

53

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

4,060,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.653%, (US0003M + 1.350%), 07/19/2030	3,982,604	0.1
5,660,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 3.568%, (US0003M + 1.410%), 08/15/2029	5,663,515	0.1
3,550,000	(1)	Palmer Square CLO 2014-1A A1R2 Ltd., 3.433%, (US0003M + 1.130%), 01/17/2031	3,540,216	0.1
2,190,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.548%, (US0003M + 1.270%), 07/20/2030	2,189,091	0.0
4,340,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.628%, (US0003M + 1.350%), 07/20/2030	4,307,454	0.1
10,000,000	(1)	Palmer Square CLO 2018-1A A1 Ltd., 3.330%, (US0003M + 1.030%), 04/18/2031	9,926,090	0.1
5,950,000	(1)	Palmer Square Loan Funding 2017-1A C Ltd., 5.103%, (US0003M + 2.800%), 10/15/2025	5,950,357	0.1
6,700,000	(1)	Palmer Square Loan Funding 2018-1A B Ltd., 3.703%, (US0003M + 1.400%), 04/15/2026	6,319,005	0.1
4,000,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 4.153%, (US0003M + 1.850%), 04/15/2026	3,822,632	0.1
1,000,000	(1),(10)	Palmer Square Loan Funding 2018-2A C Ltd., 4.253%, (US0003M + 1.950%), 07/15/2026	969,537	0.0
6,138,000	(1)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	6,291,187	0.1
633,838	(3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.843%, 01/25/2036	637,914	0.0
5,050,000	(1)	Primose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	5,059,409	0.1
2,000,000	(1),(3)	Sofi Consumer Loan Program 2016-4 C LLC, 5.920%, 11/25/2025	2,110,816	0.0
5,101,000	(1)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/2026	5,221,929	0.1
1,585,000	(1)	Sofi Consumer Loan Program 2017-6 B LLC, 3.520%, 11/25/2026	1,624,206	0.0

7,000,000	(1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	7,170,177	0.1
4,000,000	(1)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	4,102,680	0.1
3,700,000	(1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	3,814,936	0.1
9,950,000	(1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	10,392,985	0.1
2,000,000	(1)	SoFi Consumer Loan Program 2019-2 C Trust, 3.460%, 04/25/2028	2,049,048	0.0
2,000,000	(1)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	2,046,937	0.0
4,100,000	(1)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	4,117,685	0.1
1,300,000	(1)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	1,305,829	0.0
347,083	(1)	Sonic Capital LLC 2018-1A A2, 4.026%, 02/20/2048	356,032	0.0
4,864,175	(1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	5,346,468	0.1
4,988,262	(1)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	5,136,763	0.1
3,080,000	(1)	Symphony CLO XIV Ltd. 2014-14A C1R, 4.803%, (US0003M + 2.500%), 07/14/2026	3,080,117	0.0
6,103,875	(1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	6,532,988	0.1
7,200,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	7,171,957	0.1
7,000,000	(1)	THL Credit Wind River 2013-2A AR CLO Ltd., 3.530%, (US0003M + 1.230%), 10/18/2030	6,978,846	0.1
12,250,000	(1)	THL Credit Wind River 2016-2A A1R CLO Ltd., 3.443%, (US0003M + 1.190%), 11/01/2031	12,252,438	0.2
7,080,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.508%, (US0003M + 1.230%), 07/20/2030	7,074,612	0.1
7,500,000	(1)	Tiaa Clo III Ltd. 2017-2A A, 3.472%, (US0003M + 1.150%), 01/16/2031	7,466,175	0.1

See Accompanying Notes to Financial Statements

54

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,400,000	(1),(3)	Towd Point Mortgage Trust 2015-2 1B1, 3.801%, 11/25/2060	1,490,896	0.0
2,640,000	(1),(3)	Towd Point Mortgage Trust 2015-2 2B2, 4.553%, 11/25/2057	2,875,793	0.0
4,346,000	(1),(3)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	4,386,412	0.1
3,200,000	(1),(3)	Towd Point Mortgage Trust 2017-1 M1, 3.750%, 10/25/2056	3,349,383	0.0
2,200,000	(1),(3)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	2,228,108	0.0
3,000,000	(1)	Trafigura Securitisation Finance PLC 2018-1A B, 4.290%, 03/15/2022	3,050,179	0.0
1,500,000	(1)	Venture XX CLO Ltd. 2015-20A CR, 4.203%, (US0003M + 1.900%), 04/15/2027	1,474,413	0.0
1,965,000	(1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,998,582	0.0
3,625,425	(1)	Wendy's Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	3,733,318	0.1
			530,427,115	7.1

		Student Loan Asset-Backed Securities: 0.7%
1,050,299	(1)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	1,077,746	0.0
2,300,000	(1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	2,330,525	0.0
655,143	(1)	Commonbond Student Loan Trust 2018-A-GS C, 3.820%, 02/25/2044	664,462	0.0
357,345	(1)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	350,767	0.0
423,208	(1),(3)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	432,539	0.0
329,934	(1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	334,575	0.0
633,499	(1)	Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/2042	636,619	0.0
2,700,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	2,619,003	0.0
1,450,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,493,686	0.0
4,100,000	(1),(3)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	4,342,147	0.1
3,000,000	(1),(3)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	3,120,052	0.0

3,900,000	(1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	4,083,531	0.1
3,250,000	(1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	3,406,454	0.1
8,000,000	(1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	8,463,626	0.1
5,800,000	(1)	Sofi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	6,165,406	0.1
6,000,000	(1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	6,496,443	0.1
3,000,000	(1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	3,153,276	0.1
			49,170,857	0.7

	Total Asset-Backed Securities (Cost $652,270,785)		661,261,612	8.9

CONVERTIBLE BONDS/NOTES: 0.0%
		Financial: 0.0%
1,690,000		Santander UK PLC, 3.400%, 06/01/2021	1,719,818	0.0

	Total Convertible Bonds/Notes (Cost $1,679,961)		1,719,818	0.0

	Total Long-Term Investments (Cost $7,665,628,445)		7,914,296,128	105.7

SHORT-TERM INVESTMENTS: 6.8%
		Commercial Paper: 2.0%
17,700,000		American Electric Power Co., Inc., 2.300%, 10/29/2019	17,667,662	0.2
17,000,000		Autozone, Inc., 2.420%, 10/04/2019	16,995,497	0.2
3,000,000		Dominion Resources Inc., 2.290%, 10/24/2019	2,995,484	0.1
2,445,000		Dominion Resources Inc., 2.350%, 10/10/2019	2,443,427	0.0
36,400,000		Duke Energy Co., 2.450%, 10/01/2019	36,397,556	0.5
7,600,000		General Electric Co., 2.330%, 12/16/2019	7,562,775	0.1
10,000,000		Marriott International, 2.290%, 10/16/2019	9,989,960	0.1
40,717,000		Sysco Corp., 2.470%, 10/01/2019	40,714,240	0.6
13,550,000		United Technologies Corp., 2.300%, 10/28/2019	13,526,119	0.2
			148,292,720	2.0

See Accompanying Notes to Financial Statements

55

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

		Floating Rate Notes: 1.6%
4,700,000	(11)	Bank of America Corp., 2.140%, 11/07/2019	4,700,181	0.1
2,200,000	(11)	Bank of America Corp., 2.310%, 11/08/2019	2,200,087	0.0
5,422,000	(11)	Bedford Row Funding, 2.120%, 11/25/2019	5,421,778	0.1
8,800,000	(11)	Coöperatieve Rabobank U.A., 2.120%, 10/23/2019	8,799,758	0.1
1,500,000	(11)	Coöperatieve Rabobank U.A., 2.180%, 11/01/2019	1,499,950	0.0
5,000,000	(11)	Crédit Agricole Group, 2.170%, 11/07/2019	4,999,747	0.1
3,100,000	(11)	Credit Suisse Group AG, 2.190%, 10/10/2019	3,100,018	0.0
3,500,000	(11)	DNB ASA, 2.140%, 12/06/2019	3,499,747	0.0
4,400,000	(11)	DNB ASA, 2.150%, 10/10/2019	4,399,976	0.1
5,400,000	(11)	DNB ASA, 2.180%, 11/04/2019	5,399,857	0.1
5,600,000	(11)	J.P. Morgan Securities LLC, 2.140%, 11/08/2019	5,599,821	0.1
6,200,000	(11)	Lloyds Bank PLC, 2.160%, 11/08/2019	6,199,936	0.1
3,700,000	(11)	Mitsubishi UFJ Financial Group, Inc., 2.160%, 11/07/2019	3,699,961	0.0
4,600,000	(11)	Mizuho Financial Group Inc., 2.140%, 11/25/2019	4,599,954	0.1
3,000,000	(11)	Mizuho Financial Group Inc., 2.160%, 11/20/2019	3,000,002	0.0
4,100,000	(11)	Mizuho Financial Group Inc., 2.210%, 11/01/2019	4,100,015	0.1
4,600,000	(11)	National Bank Of Canada, 2.150%, 10/10/2019	4,599,975	0.1
5,400,000	(11)	National Bank Of Canada, 2.160%, 11/06/2019	5,399,844	0.1
2,000,000	(11)	Natixis S.A., 2.140%, 11/08/2019	1,999,938	0.0
3,700,000	(11)	Royal Bank Of Canada, 2.150%, 10/11/2019	3,699,968	0.1
5,900,000	(11)	Skandinaviska Enskilda Banken AB, 2.140%, 11/08/2019	5,899,812	0.1
2,200,000	(11)	Sumitomo Mitsui Trust Holdings, Inc., 2.170%, 10/22/2019	2,200,008	0.0
1,000,000	(11)	Sumitomo Mitsui Trust Holdings, Inc., 2.170%, 10/23/2019	1,000,004	0.0
2,900,000	(11)	The Sumitomo Mitsui Financial Group, 2.160%, 11/08/2019	2,899,970	0.0

3,400,000	(11)	The Sumitomo Mitsui Financial Group, 2.160%, 11/18/2019	3,399,988	0.0
5,500,000	(11)	The Sumitomo Mitsui Financial Group, 2.190%, 11/05/2019	5,499,958	0.1
3,245,000	(11)	Svenska Handelsbanken AB, 2.140%, 10/08/2019	3,244,978	0.0
3,000,000	(11)	Toronto-Dominion Bank, 2.140%, 10/09/2019	2,999,978	0.0
5,942,000	(11)	Wells Fargo & Co., 2.180%, 11/04/2019	5,941,843	0.1
1,147,000	(11)	Wells Fargo & Co., 2.180%, 12/03/2019	1,146,939	0.0
			121,153,991	1.6

		Repurchase Agreements: 3.0%
40,685,323	(11)	BNP Paribas S.A., Repurchase Agreement dated 09/30/19, 2.35%, due 10/01/19 (Repurchase Amount $40,687,942, collateralized by various U.S. Government Securities, 0.000%-4.625%, Market Value plus accrued interest $41,499,030, due 11/15/19-02/15/49)	40,685,323	0.5
80,247,136	(11)	Citigroup, Inc., Repurchase Agreement dated 09/30/19, 2.32%, due 10/01/19 (Repurchase Amount $80,252,237, collateralized by various U.S. Government Agency Obligations, 2.500%-9.000%, Market Value plus accrued interest $81,852,114, due 06/01/24-10/01/49)	80,247,136	1.1
80,247,136	(11)	Guggenheim Securities LLC, Repurchase Agreement dated 09/30/19, 2.42%, due 10/01/19 (Repurchase Amount $80,252,456, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.500%-5.000%, Market Value plus accrued interest $81,852,091, due 08/15/22-06/20/69)	80,247,136	1.1

See Accompanying Notes to Financial Statements

56

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

21,940,759	(11)	State of Wisconsin Investment Board, Repurchase Agreement dated 09/30/19, 2.52%, due 10/01/19 (Repurchase Amount $21,942,274, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $22,379,634, due 04/15/21-09/09/49)	21,940,759	0.3
			223,120,354	3.0

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.2%
16,837,000	(12)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.840% (Cost $16,837,000)	16,837,000	0.2

	Total Short-Term Investments (Cost $509,415,317)		509,404,065	6.8

	Total Investments in Securities (Cost $8,175,043,762)		$8,423,700,193	112.5
	Liabilities in Excess of Other Assets		(936,846,437)	(12.5)
	Net Assets		$7,486,853,756	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of September 30, 2019.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(6)	Represents a zero coupon bond. Rate shown reflects the effective yield as of September 30, 2019.
(7)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(8)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of September 30, 2019.

(9)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(10)	Settlement is on a when-issued or delayed-delivery basis.
(11)	Represents securities purchased with cash collateral received for securities on loan.
(12)	Rate shown is the 7-day yield as of September 30, 2019.

BRL	Brazilian Real
CLP	Chilean Peso
DKK	Danish Krone
IDR	Indonesian Rupiah
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble

Reference Rate Abbreviations:

12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

57

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 56.2%
		Basic Materials: 1.5%
613,000	(1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$625,536	0.3
160,000		ArcelorMittal, 3.600%, 07/16/2024	161,823	0.1
250,000		Ashland LLC, 4.750%, 08/15/2022	262,812	0.1
235,000	(1)	Dow Chemical Co/The, 3.150%, 05/15/2024	241,494	0.1
231,000		Eastman Chemical Co., 3.500%, 12/01/2021	236,228	0.1
300,000		Freeport-McMoRan, Inc., 3.875%, 03/15/2023	303,000	0.1
231,000	(1)	Georgia-Pacific LLC, 5.400%, 11/01/2020	238,986	0.1
300,000	(1)	OCI NV, 6.625%, 04/15/2023	314,910	0.2
361,000		PPG Industries, Inc., 2.300%, 11/15/2019	361,000	0.2
300,000	(1)	WR Grace & Co-Conn, 5.125%, 10/01/2021	313,155	0.2
			3,058,944	1.5

		Communications: 5.1%
230,000		Alibaba Group Holding Ltd., 2.800%, 06/06/2023	233,570	0.1
405,000		Amazon.com, Inc., 1.900%, 08/21/2020	405,327	0.2
250,000		AMC Networks, Inc., 5.000%, 04/01/2024	258,125	0.1
815,000		AT&T, Inc., 2.800%, 02/17/2021	822,316	0.4
590,000		AT&T, Inc., 3.600%, 02/17/2023	615,703	0.3
210,000		AT&T, Inc., 4.050%, 12/15/2023	224,771	0.1
200,000		Cablevision Systems Corp., 5.875%, 09/15/2022	216,000	0.1
204,000		CBS Corp., 2.500%, 02/15/2023	204,782	0.1
150,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/2022	152,003	0.1
283,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	285,573	0.2
342,000		Cisco Systems, Inc., 2.450%, 06/15/2020	343,261	0.2
500,000		Comcast Corp., 3.450%, 10/01/2021	515,052	0.3

206,000	(1)	CommScope, Inc., 5.000%, 06/15/2021	206,834	0.1
200,000	(1)	CSC Holdings LLC, 5.375%, 07/15/2023	205,750	0.1
300,000		DISH DBS Corp., 5.125%, 05/01/2020	304,125	0.2
260,000		eBay, Inc., 2.150%, 06/05/2020	260,111	0.1
188,000	(1)	Fox Corp., 4.030%, 01/25/2024	200,129	0.1
250,000		Hughes Satellite Systems Corp., 7.625%, 06/15/2021	270,000	0.1
40,000		Interpublic Group of Cos, Inc./The, 3.500%, 10/01/2020	40,476	0.0
248,000		Interpublic Group of Cos, Inc./The, 3.750%, 10/01/2021	254,306	0.1
300,000		Level 3 Financing, Inc., 5.375%, 01/15/2024	306,705	0.2
390,000		Orange SA, 1.625%, 11/03/2019	389,722	0.2
250,000	(1)	Plantronics, Inc., 5.500%, 05/31/2023	251,250	0.1
250,000	(1)	Sirius XM Radio, Inc., 3.875%, 08/01/2022	255,313	0.1
347,000	(1)	Sky Ltd., 3.125%, 11/26/2022	358,500	0.2
300,000		Sprint Communications, Inc., 6.000%, 11/15/2022	319,500	0.2
250,000		T-Mobile USA, Inc., 4.000%, 04/15/2022	256,875	0.1
802,000		Verizon Communications, Inc., 3.125%, 03/16/2022	825,426	0.4
318,000		Viacom, Inc., 4.250%, 09/01/2023	337,443	0.2
234,000		TWDC Enterprises 18 Corp., 1.950%, 03/04/2020	233,923	0.1
466,000	(1)	Walt Disney Co/The, 3.000%, 09/15/2022	480,909	0.2
220,000	(1)	Walt Disney Co/The, 4.000%, 10/01/2023	234,086	0.1
			10,267,866	5.1

		Consumer, Cyclical: 4.7%
226,273		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	234,306	0.1
265,000		American Honda Finance Corp., 2.050%, 01/10/2023	264,776	0.1
250,000		Aramark Services, Inc., 5.125%, 01/15/2024	258,750	0.1
203,000		AutoZone, Inc., 4.000%, 11/15/2020	206,078	0.1
313,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	320,773	0.2

See Accompanying Notes to Financial Statements

58

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

58,012		Continental Airlines 2012-2 Class B Pass Through Trust, 5.500%, 04/29/2022	59,256	0.0
200,000	(1)	Daimler Finance North America LLC, 2.300%, 01/06/2020	200,036	0.1
514,000	(1)	Daimler Finance North America LLC, 3.400%, 02/22/2022	526,025	0.3
160,000		Delta Air Lines 2019-1 Class A Pass Through Trust, 3.404%, 10/25/2025	167,668	0.1
250,000		Delta Air Lines, Inc., 2.875%, 03/13/2020	250,562	0.1
415,000		Delta Air Lines, Inc., 3.800%, 04/19/2023	430,752	0.2
300,000		Fiat Chrysler Automobiles NV, 4.500%, 04/15/2020	303,255	0.2
796,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/2020	798,100	0.4
300,000		KB Home, 7.625%, 05/15/2023	341,250	0.2
300,000		Lennar Corp., 4.500%, 04/30/2024	316,800	0.2
200,000		L Brands, Inc., 6.625%, 04/01/2021	212,000	0.1
250,000	(1)	Lions Gate Capital Holdings LLC, 6.375%, 02/01/2024	264,970	0.1
200,000		M/I Homes, Inc., 6.750%, 01/15/2021	202,500	0.1
300,000		MGM Resorts International, 6.000%, 03/15/2023	331,260	0.2
306,000	(1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/2020	305,591	0.2
140,000		Nordstrom, Inc., 4.750%, 05/01/2020	141,973	0.1
169,000		Ralph Lauren Corp., 2.625%, 08/18/2020	170,093	0.1
250,000	(1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/2024	268,750	0.1
250,000		Tempur Sealy International, Inc., 5.625%, 10/15/2023	257,812	0.1
200,000	(1)	Toyota Industries Corp., 3.110%, 03/12/2022	203,753	0.1
354,000		Toyota Motor Credit Corp., 3.050%, 01/08/2021	359,405	0.2
110,000		Toyota Motor Credit Corp., 2.950%, 04/13/2021	111,803	0.1
36,779		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	38,509	0.0

236,238		United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	243,774	0.1
276,545		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	291,445	0.1
32,056		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	33,468	0.0
634,000		Walmart, Inc., 2.350%, 12/15/2022	643,560	0.3
249,000		Walmart, Inc., 2.850%, 06/23/2020	250,667	0.1
252,000		Walmart, Inc., 3.125%, 06/23/2021	257,882	0.1
250,000	(1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.250%, 05/30/2023	257,813	0.1
			9,525,415	4.7

		Consumer, Non-cyclical: 7.7%
509,000		Abbott Laboratories, 2.900%, 11/30/2021	518,354	0.3
220,000		AbbVie, Inc., 2.500%, 05/14/2020	220,524	0.1
85,000		AbbVie, Inc., 2.900%, 11/06/2022	86,689	0.0
198,000		AbbVie, Inc., 3.375%, 11/14/2021	203,010	0.1
250,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/2024	261,250	0.1
117,000		Altria Group, Inc., 3.490%, 02/14/2022	120,053	0.1
505,000		AmerisourceBergen Corp., 3.500%, 11/15/2021	516,119	0.3
195,000		Anthem, Inc., 2.375%, 01/15/2025	194,083	0.1
275,000		Anthem, Inc., 2.500%, 11/21/2020	276,014	0.1
260,000		Archer-Daniels-Midland Co., 3.375%, 03/15/2022	268,870	0.1
318,000		AstraZeneca PLC, 2.375%, 11/16/2020	319,382	0.2
380,000	(1)	BAT International Finance PLC, 2.750%, 06/15/2020	381,176	0.2
550,000		Becton Dickinson and Co., 2.404%, 06/05/2020	550,638	0.3
450,000	(1)	Bristol-Myers Squibb Co., 2.600%, 05/16/2022	456,931	0.2
829,000		Cardinal Health, Inc., 2.616%, 06/15/2022	833,504	0.4
45,000		Cardinal Health, Inc., 4.625%, 12/15/2020	46,199	0.0
300,000		Centene Corp., 4.750%, 05/15/2022	307,185	0.2
413,000		Cigna Corp., 3.200%, 09/17/2020	417,096	0.2

See Accompanying Notes to Financial Statements

59

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

215,000		Coca-Cola Co/The, 2.200%, 05/25/2022	216,852	0.1
246,000		Constellation Brands, Inc., 2.250%, 11/06/2020	246,117	0.1
200,000		CVS Health Corp., 2.625%, 08/15/2024	200,915	0.1
446,000		CVS Health Corp., 3.350%, 03/09/2021	453,373	0.2
240,000	(1)	Danone SA, 1.691%, 10/30/2019	239,890	0.1
712,000		General Mills, Inc., 3.150%, 12/15/2021	726,613	0.4
373,000		Gilead Sciences, Inc., 1.950%, 03/01/2022	372,980	0.2
127,000		Gilead Sciences, Inc., 2.500%, 09/01/2023	128,685	0.1
146,000		GlaxoSmithKline Capital PLC, 2.875%, 06/01/2022	149,219	0.1
250,000		HCA Healthcare, Inc., 6.250%, 02/15/2021	262,400	0.1
210,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	210,795	0.1
246,000		Johnson & Johnson, 1.950%, 11/10/2020	246,151	0.1
304,000		Keurig Dr Pepper, Inc., 3.551%, 05/25/2021	310,809	0.2
586,000		Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	620,448	0.3
290,000		Kraft Heinz Foods Co., 2.800%, 07/02/2020	290,539	0.1
231,000		McKesson Corp., 3.650%, 11/30/2020	234,816	0.1
300,000	(1)	Mondelez International Holdings Netherlands BV, 2.125%, 09/19/2022	299,409	0.2
101,000		Mylan, Inc., 4.200%, 11/29/2023	105,927	0.1
310,000		Novartis Capital Corp., 2.400%, 09/21/2022	315,223	0.2
235,000		PayPal Holdings, Inc., 2.200%, 09/26/2022	235,710	0.1
231,000		Pfizer, Inc., 2.800%, 03/11/2022	235,501	0.1
200,000	(1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	204,195	0.1
824,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	828,064	0.4
160,000		Stryker Corp., 2.625%, 03/15/2021	161,224	0.1
200,000	(1)	Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	207,136	0.1
434,000		Thermo Fisher Scientific, Inc., 4.500%, 03/01/2021	449,619	0.2
250,000	(1)	TreeHouse Foods, Inc., 6.000%, 02/15/2024	260,000	0.1
291,000		Unilever Capital Corp., 3.000%, 03/07/2022	298,447	0.1
602,000		UnitedHealth Group, Inc., 3.350%, 07/15/2022	623,991	0.3

297,000		Zoetis, Inc., 3.250%, 08/20/2021	302,306	0.2
			15,414,431	7.7

		Energy: 4.8%
300,000		Antero Resources Corp., 5.125%, 12/01/2022	264,750	0.1
54,000		BP Capital Markets America, Inc., 3.216%, 11/28/2023	56,113	0.0
648,000		BP Capital Markets America, Inc., 4.742%, 03/11/2021	674,081	0.3
180,000		BP Capital Markets PLC, 2.315%, 02/13/2020	180,202	0.1
349,000		BP Capital Markets PLC, 2.521%, 01/15/2020	349,518	0.2
318,000		Canadian Natural Resources Ltd., 2.950%, 01/15/2023	324,003	0.2
489,000		Chevron Corp., 2.419%, 11/17/2020	491,743	0.2
217,000		Columbia Pipeline Group, Inc., 3.300%, 06/01/2020	218,245	0.1
199,000		Continental Resources, Inc./OK, 5.000%, 09/15/2022	200,890	0.1
250,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/2023	257,812	0.1
663,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 5.875%, 03/01/2022	709,447	0.4
254,000		Enterprise Products Operating LLC, 2.800%, 02/15/2021	256,469	0.1
491,000		Enterprise Products Operating LLC, 2.850%, 04/15/2021	496,372	0.3
130,000		Enterprise Products Operating LLC, 5.200%, 09/01/2020	133,597	0.1
437,000		Husky Energy, Inc., 3.950%, 04/15/2022	450,967	0.2
434,000		Kinder Morgan Energy Partners L.P., 5.000%, 10/01/2021	454,011	0.2
498,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	516,566	0.3
410,000		Occidental Petroleum Corp., 2.700%, 08/15/2022	413,758	0.2
361,000		ONEOK Partners L.P., 3.375%, 10/01/2022	369,929	0.2
250,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	258,280	0.1
434,000		Sabine Pass Liquefaction LLC, 5.625%, 02/01/2021	448,434	0.2

See Accompanying Notes to Financial Statements

60

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

170,000	(1)	Schlumberger Finance Canada Ltd., 2.200%, 11/20/2020	170,048	0.1
130,000	(1)	Schlumberger Norge AS, 4.200%, 01/15/2021	132,796	0.1
936,000		Shell International Finance BV, 1.750%, 09/12/2021	934,600	0.5
294,000		Shell International Finance BV, 2.125%, 05/11/2020	294,754	0.1
355,000		Total Capital International SA, 2.218%, 07/12/2021	356,837	0.2
170,000		TransCanada PipeLines Ltd., 2.125%, 11/15/2019	169,943	0.1
			9,584,165	4.8

		Financial: 19.8%
210,000	(1)	ABN AMRO Bank NV, 2.450%, 06/04/2020	210,346	0.1
400,000	(1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	408,783	0.2
283,000		American International Group, Inc., 3.300%, 03/01/2021	287,525	0.1
50,000		American International Group, Inc., 6.400%, 12/15/2020	52,569	0.0
506,000		American Express Co., 3.375%, 05/17/2021	516,259	0.3
209,000		American Express Co., 3.700%, 11/05/2021	215,852	0.1
145,000		American Express Co., 3.700%, 08/03/2023	152,876	0.1
200,000	(1)	ANZ New Zealand Int'l Ltd./London, 2.200%, 07/17/2020	200,351	0.1
377,000		Aon Corp., 5.000%, 09/30/2020	387,714	0.2
255,000		Assurant, Inc., 4.200%, 09/27/2023	266,913	0.1
285,000	(1),(2)	Athene Global Funding, 2.750%, 04/20/2020	286,020	0.1
400,000		Banco Santander SA, 3.500%, 04/11/2022	410,673	0.2
550,000		Bank of America Corp., 2.151%, 11/09/2020	550,064	0.3
1,038,000	(3)	Bank of America Corp., 2.369%, 07/21/2021	1,039,878	0.5
682,000	(3)	Bank of America Corp., 3.004%, 12/20/2023	696,896	0.4
272,000		Bank of Montreal, 2.100%, 12/12/2019	272,030	0.1
239,000		Bank of Montreal, 2.900%, 03/26/2022	243,737	0.1
110,000		Bank of Montreal, 3.100%, 04/13/2021	111,906	0.1
103,000		Bank of Montreal, 3.300%, 02/05/2024	107,261	0.1
275,000		Bank of New York Mellon Corp./The, 1.950%, 08/23/2022	275,120	0.1
75,000		Bank of New York Mellon Corp./The, 2.950%, 01/29/2023	77,052	0.0

395,000		Bank of New York Mellon Corp., 2.600%, 08/17/2020	396,924	0.2
406,000		Bank of Nova Scotia/The, 2.450%, 03/22/2021	408,973	0.2
140,000		Bank of Nova Scotia/The, 3.125%, 04/20/2021	142,341	0.1
200,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	200,275	0.1
800,000	(1)	BPCE SA, 2.750%, 01/11/2023	813,722	0.4
170,000	(3)	Canadian Imperial Bank of Commerce, 2.606%, 07/22/2023	171,100	0.1
491,000		Canadian Imperial Bank of Commerce, 2.700%, 02/02/2021	495,797	0.2
490,000		Capital One Financial Corp., 3.200%, 01/30/2023	503,254	0.3
260,000		Charles Schwab Corp./The, 2.650%, 01/25/2023	264,975	0.1
300,000		CIT Group, Inc., 5.000%, 08/15/2022	318,570	0.2
878,000		Citigroup, Inc., 2.900%, 12/08/2021	891,528	0.4
250,000		Citizens Bank NA/Providence RI, 3.700%, 03/29/2023	262,271	0.1
207,000	(1)	Commonwealth Bank of Australia, 2.250%, 03/10/2020	207,217	0.1
500,000		BBVA USA, 3.500%, 06/11/2021	508,392	0.3
500,000		Cooperatieve Rabobank UA, 3.950%, 11/09/2022	521,115	0.3
250,000		Cooperatieve Rabobank UA/NY, 2.500%, 01/19/2021	251,504	0.1
729,000		Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/2020	736,020	0.4
220,000	(1)	Danske Bank A/S, 2.000%, 09/08/2021	218,561	0.1
200,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	201,119	0.1
305,000	(1),(3)	Danske Bank A/S, 3.001%, 09/20/2022	306,193	0.2
270,000		Enstar Group Ltd., 4.500%, 03/10/2022	280,135	0.1
510,000	(1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	511,392	0.3
223,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	222,517	0.1
127,000		Goldman Sachs Group, Inc./The, 2.300%, 12/13/2019	127,017	0.1
247,000		Goldman Sachs Group, Inc./The, 2.350%, 11/15/2021	247,300	0.1

See Accompanying Notes to Financial Statements

61

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/2019	425,057	0.2
672,000		HSBC Holdings PLC, 3.400%, 03/08/2021	682,472	0.3
200,000		HSBC Holdings PLC, 5.100%, 04/05/2021	208,557	0.1
200,000		HSBC USA, Inc., 5.000%, 09/27/2020	205,546	0.1
250,000		Huntington National Bank/The, 3.250%, 05/14/2021	254,282	0.1
503,000		ING Groep NV, 3.150%, 03/29/2022	514,528	0.3
290,000		Intercontinental Exchange, Inc., 3.450%, 09/21/2023	303,818	0.2
293,000		JPMorgan Chase & Co., 2.550%, 03/01/2021	294,974	0.1
698,000		JPMorgan Chase & Co., 3.200%, 01/25/2023	721,295	0.4
315,000		JPMorgan Chase & Co., 4.500%, 01/24/2022	332,679	0.2
835,000	(3)	JPMorgan Chase Bank NA, 2.604%, 02/01/2021	836,438	0.4
512,000		Kreditanstalt fuer Wiederaufbau, 4.000%, 01/27/2020	515,265	0.3
200,000		Lloyds Bank PLC, 2.700%, 08/17/2020	201,447	0.1
281,000	(1)	Lloyds Bank PLC, 6.500%, 09/14/2020	290,938	0.1
145,000		M&T Bank Corp., 3.550%, 07/26/2023	152,254	0.1
188,000		Marsh & McLennan Cos, Inc., 3.500%, 12/29/2020	191,050	0.1
290,000		Marsh & McLennan Cos, Inc., 4.050%, 10/15/2023	308,889	0.2
408,000	(1)	Metropolitan Life Global Funding I, 3.375%, 01/11/2022	419,888	0.2
577,000		Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/2021	576,344	0.3
200,000		Mitsubishi UFJ Financial Group, Inc., 2.623%, 07/18/2022	201,688	0.1
641,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	643,902	0.3
612,000		Morgan Stanley, 2.750%, 05/19/2022	621,024	0.3
556,000		Morgan Stanley, 5.500%, 07/28/2021	589,951	0.3
250,000		MUFG Union Bank NA, 3.150%, 04/01/2022	256,248	0.1
614,000		National Australia Bank Ltd./New York, 2.500%, 05/22/2022	621,806	0.3
200,000	(1)	Nationwide Building Society, 2.350%, 01/21/2020	200,090	0.1
217,000	(1)	Nationwide Financial Services, Inc., 5.375%, 03/25/2021	224,910	0.1

250,000		Navient Corp., 5.000%, 10/26/2020	253,750	0.1
130,000	(1)	New York Life Global Funding, 2.950%, 01/28/2021	131,683	0.1
200,000	(1)	Nordea Bank Abp, 2.250%, 05/27/2021	200,443	0.1
280,000	(1)	Nordea Bank ABP, 4.875%, 01/27/2020	282,432	0.1
200,000	(1)	Nordea Bank ABP, 4.875%, 05/13/2021	207,018	0.1
310,000		PNC Bank NA, 2.600%, 07/21/2020	311,255	0.2
250,000		PNC Bank NA, 2.700%, 11/01/2022	253,718	0.1
535,000		PNC Financial Services Group, Inc./The, 3.500%, 01/23/2024	565,615	0.3
346,000	(1)	Protective Life Global Funding, 2.161%, 09/25/2020	346,437	0.2
175,000	(1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	175,000	0.1
456,000		Royal Bank of Canada, 2.125%, 03/02/2020	456,367	0.2
210,000		Royal Bank of Canada, 2.949%, (US0003M + 0.660%), 10/05/2023	210,768	0.1
194,000		Royal Bank of Canada, 3.700%, 10/05/2023	205,374	0.1
399,000		Royal Bank of Scotland Group PLC, 3.875%, 09/12/2023	412,039	0.2
465,000		Royal Bank of Scotland Group PLC, 6.400%, 10/21/2019	466,024	0.2
174,000		Santander Holdings USA, Inc., 4.450%, 12/03/2021	181,788	0.1
363,000	(1)	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/2019	362,900	0.2
415,000		Skandinaviska Enskilda Banken AB, 1.875%, 09/13/2021	413,320	0.2
250,000		Skandinaviska Enskilda Banken AB, 2.300%, 03/11/2020	250,126	0.1
300,000		Springleaf Finance Corp., 6.125%, 05/15/2022	322,500	0.2
560,000	(1)	Standard Chartered PLC, 2.250%, 04/17/2020	559,701	0.3
270,000		Sumitomo Mitsui Banking Corp., 2.514%, 01/17/2020	270,297	0.1
570,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	575,251	0.3
237,000		SunTrust Bank/Atlanta GA, 2.250%, 01/31/2020	237,065	0.1
200,000	(3)	SunTrust Bank/Atlanta GA, 3.525%, 10/26/2021	202,838	0.1

See Accompanying Notes to Financial Statements

62

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

607,000		Svenska Handelsbanken AB, 3.350%, 05/24/2021	619,379	0.3
200,000	(1)	Swiss Re Treasury US Corp., 2.875%, 12/06/2022	203,678	0.1
115,000		Toronto-Dominion Bank/The, 3.150%, 09/17/2020	116,308	0.1
608,000		Toronto-Dominion Bank/The, 3.250%, 06/11/2021	620,940	0.3
200,000	(1)	UBS AG/London, 2.200%, 06/08/2020	200,041	0.1
250,000		UBS AG/Stamford CT, 2.350%, 03/26/2020	250,420	0.1
413,000	(1)	UBS Group Funding Switzerland AG, 2.650%, 02/01/2022	416,832	0.2
250,000		US Bank NA/Cincinnati OH, 2.350%, 01/23/2020	250,185	0.1
250,000		US Bank NA/Cincinnati OH, 3.400%, 07/24/2023	262,186	0.1
91,000		Wells Fargo & Co., 4.125%, 08/15/2023	96,618	0.1
460,000		Wells Fargo Bank NA, 2.150%, 12/06/2019	459,982	0.2
250,000	(3)	Wells Fargo Bank NA, 3.325%, 07/23/2021	252,302	0.1
897,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	923,186	0.5
242,000		Westpac Banking Corp., 2.100%, 05/13/2021	242,205	0.1
290,000	(2)	Westpac Banking Corp., 2.300%, 05/26/2020	290,565	0.1
			39,831,913	19.8

		Industrial: 4.2%
340,000		3M Co., 2.000%, 02/14/2025	338,172	0.2
324,000		Amphenol Corp., 2.200%, 04/01/2020	324,136	0.2
250,000		Arconic, Inc., 5.400%, 04/15/2021	258,721	0.1
300,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/2023	307,875	0.2
300,000		Ball Corp., 4.000%, 11/15/2023	314,625	0.2
250,000		Berry Global, Inc., 5.125%, 07/15/2023	257,500	0.1
460,000	(2)	Caterpillar Financial Services Corp., 2.250%, 12/01/2019	460,088	0.2
215,000		Caterpillar Financial Services Corp., 2.650%, 05/17/2021	217,387	0.1
265,000		Caterpillar Financial Services Corp., 2.850%, 05/17/2024	272,801	0.1
608,000		Caterpillar Financial Services Corp., 2.950%, 02/26/2022	622,558	0.3
110,000		Caterpillar Financial Services Corp., 3.150%, 09/07/2021	112,309	0.1

140,000		Caterpillar Financial Services Corp., 3.650%, 12/07/2023	148,687	0.1
250,000		Crown Americas LLC / Crown Americas Capital Corp. IV, 4.500%, 01/15/2023	263,125	0.1
203,000		FedEx Corp., 3.400%, 01/14/2022	208,217	0.1
96,000		General Electric Co., 2.200%, 01/09/2020	95,892	0.0
43,000		General Electric Co., 3.150%, 09/07/2022	43,708	0.0
200,000		Illinois Tool Works, Inc., 3.375%, 09/15/2021	204,626	0.1
231,000		John Deere Capital Corp., 2.950%, 04/01/2022	236,827	0.1
300,000	(1)	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/2022	310,560	0.2
203,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.650%, 07/29/2021	207,757	0.1
93,000		Rockwell Collins, Inc., 2.800%, 03/15/2022	94,565	0.0
200,000	(1)	Rolls-Royce PLC, 2.375%, 10/14/2020	200,254	0.1
305,000		Roper Technologies, Inc., 3.125%, 11/15/2022	313,333	0.2
280,000		Roper Technologies, Inc., 3.000%, 12/15/2020	282,537	0.1
101,000		Ryder System, Inc., 3.500%, 06/01/2021	103,211	0.1
300,000	(1)	Sealed Air Corp., 5.250%, 04/01/2023	321,000	0.2
484,000	(1)	SMBC Aviation Capital Finance DAC, 4.125%, 07/15/2023	509,076	0.3
492,000		United Parcel Service, Inc., 2.050%, 04/01/2021	492,507	0.2
180,000		United Technologies Corp., 3.100%, 06/01/2022	185,376	0.1
601,000		United Technologies Corp., 3.350%, 08/16/2021	616,678	0.3
			8,324,108	4.2

		Technology: 3.7%
323,000		Activision Blizzard, Inc., 2.300%, 09/15/2021	323,911	0.2
379,000		Activision Blizzard, Inc., 2.600%, 06/15/2022	383,016	0.2
600,000		Analog Devices, Inc., 2.950%, 01/12/2021	604,652	0.3
320,000		Apple, Inc., 1.800%, 05/11/2020	319,827	0.2
300,000		Apple, Inc., 1.900%, 02/07/2020	299,970	0.1
725,000		Apple, Inc., 2.000%, 11/13/2020	726,633	0.4
133,000		Applied Materials, Inc., 2.625%, 10/01/2020	133,786	0.1

See Accompanying Notes to Financial Statements

63

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

240,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/2020	240,003	0.1
225,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	232,055	0.1
203,000		Electronic Arts, Inc., 3.700%, 03/01/2021	207,039	0.1
290,000		Fiserv, Inc., 2.750%, 07/01/2024	295,281	0.1
144,000		Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	145,875	0.1
188,000		HP, Inc., 4.300%, 06/01/2021	194,307	0.1
286,000		IBM Credit LLC, 2.650%, 02/05/2021	288,632	0.1
170,000		Intel Corp., 1.850%, 05/11/2020	169,898	0.1
998,000		Intel Corp., 2.450%, 07/29/2020	1,001,952	0.5
205,000		International Business Machines Corp., 2.850%, 05/13/2022	209,574	0.1
300,000		NCR Corp., 5.000%, 07/15/2022	303,750	0.1
668,000		NVIDIA Corp., 2.200%, 09/16/2021	669,674	0.3
494,000		salesforce.com, Inc., 3.250%, 04/11/2023	515,698	0.3
169,000		Texas Instruments, Inc., 2.750%, 03/12/2021	171,052	0.1
			7,436,585	3.7

		Utilities: 4.7%
116,000		Alabama Power Co., 3.375%, 10/01/2020	117,467	0.1
188,000		Ameren Illinois Co., 2.700%, 09/01/2022	191,393	0.1
152,000		Arizona Public Service Co., 3.350%, 06/15/2024	159,516	0.1
248,000		Berkshire Hathaway Energy Co., 2.375%, 01/15/2021	249,262	0.1
325,000		Black Hills Corp., 5.875%, 07/15/2020	334,001	0.2
449,000		Dominion Energy, Inc., 2.579%, 07/01/2020	450,070	0.2
315,000		DTE Energy Co., 2.600%, 06/15/2022	318,233	0.2
525,000		Duke Energy Corp., 1.800%, 09/01/2021	522,799	0.3
289,000		Duke Energy Corp., 2.400%, 08/15/2022	292,026	0.1
120,000		Duke Energy Progress LLC, 3.375%, 09/01/2023	126,045	0.1
143,000		Edison International, 2.125%, 04/15/2020	142,735	0.1
230,000	(2)	Entergy Arkansas LLC, 3.050%, 06/01/2023	235,758	0.1
160,000		Entergy Louisiana LLC, 4.050%, 09/01/2023	171,216	0.1
165,000		Evergy, Inc., 4.850%, 06/01/2021	170,708	0.1

245,000		Eversource Energy, 2.500%, 03/15/2021	245,833	0.1
305,000		Eversource Energy, 2.900%, 10/01/2024	312,713	0.2
293,000		Exelon Generation Co. LLC, 2.950%, 01/15/2020	293,415	0.1
245,000		FirstEnergy Corp., 4.250%, 03/15/2023	259,308	0.1
400,000		Fortis, Inc./Canada, 2.100%, 10/04/2021	398,787	0.2
220,000		Georgia Power Co., 2.000%, 03/30/2020	219,806	0.1
358,000		Georgia Power Co., 2.000%, 09/08/2020	357,638	0.2
312,000		National Rural Utilities Cooperative Finance Corp., 1.500%, 11/01/2019	311,158	0.1
387,000		National Rural Utilities Cooperative Finance Corp., 2.300%, 09/15/2022	389,011	0.2
300,000		National Rural Utilities Cooperative Finance Corp., 2.350%, 06/15/2020	300,504	0.1
195,000		NextEra Energy Capital Holdings, Inc., 2.403%, 09/01/2021	196,287	0.1
140,000		NextEra Energy Capital Holdings, Inc., 3.150%, 04/01/2024	144,721	0.1
220,000	(1)	Niagara Mohawk Power Corp., 2.721%, 11/28/2022	223,188	0.1
225,000	(1)	Oncor Electric Delivery Co. LLC, 2.750%, 06/01/2024	231,205	0.1
105,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/2022	110,300	0.1
204,000		PNM Resources, Inc., 3.250%, 03/09/2021	205,980	0.1
324,000		Public Service Enterprise Group, Inc., 1.600%, 11/15/2019	323,727	0.2
235,000		San Diego Gas & Electric Co., 3.000%, 08/15/2021	237,961	0.1
296,000		Sempra Energy, 1.625%, 10/07/2019	295,973	0.1
170,000		Sempra Energy, 2.400%, 02/01/2020	170,023	0.1
199,000		Southern California Edison Co., 2.400%, 02/01/2022	199,678	0.1
188,000		Southern Co. Gas Capital Corp., 2.450%, 10/01/2023	188,830	0.1
60,000		Wisconsin Power & Light Co., 2.250%, 11/15/2022	60,032	0.0

See Accompanying Notes to Financial Statements

64

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

220,000	Wisconsin Public Service Corp., 3.350%, 11/21/2021	226,218	0.1
		9,383,525	4.7

	Total Corporate Bonds/Notes (Cost $111,695,372)	112,826,952	56.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 9.0%
461,479	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.468%, (US0001M + 4.450%), 01/25/2029	486,447	0.2
464,402	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.368%, (US0001M + 4.350%), 05/25/2029	490,090	0.2
600,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.018%, (US0001M + 3.000%), 10/25/2029	624,347	0.3
600,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.418%, (US0001M + 2.400%), 05/28/2030	607,802	0.3
665,000	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.218%, (US0001M + 2.200%), 08/25/2030	670,398	0.3
900,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.568%, (US0001M + 2.550%), 12/25/2030	916,475	0.5
300,000	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 4.118%, (US0001M + 2.100%), 03/25/2031	302,207	0.1
216,168	Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/2040	220,164	0.1
18,775	Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/2024	18,832	0.0
112,232	Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/2040	120,554	0.1
32,868	Fannie Mae REMIC Trust 2010-19 PB, 3.000%, 12/25/2039	32,875	0.0
185,918	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/2040	191,141	0.1
2,055,113	Fannie Mae REMICS 2010-123 FL, 2.448%, (US0001M + 0.430%), 11/25/2040	2,056,721	1.0
943,450	Fannie Mae REMICS 2011-51 FM, 2.668%, (US0001M + 0.650%), 06/25/2041	949,157	0.5

2,117,932	Fannie Mae REMICS 2011-96 FN, 2.518%, (US0001M + 0.500%), 10/25/2041	2,125,021	1.1
1,207,078	Fannie Mae REMICS 2013-114 NA, 3.000%, 08/25/2032	1,238,723	0.6
2,074,860	Freddie Mac 3049 XF, 2.378%, (US0001M + 0.350%), 05/15/2033	2,070,081	1.0
366,403	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/2028	411,049	0.2
861,553	Freddie Mac REMICS 3255 FA, 2.308%, (US0001M + 0.280%), 12/15/2036	856,979	0.4
118,427	Freddie Mac REMICS 3747 FA, 2.528%, (US0001M + 0.500%), 10/15/2040	119,037	0.1
834,553	Freddie Mac REMICS 3878 FA, 2.378%, (US0001M + 0.350%), 04/15/2041	835,369	0.4
184,233	Ginnie Mae Series 2012-52 PV, 2.500%, 12/20/2039	185,105	0.1
918,838	Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	933,749	0.5
518,768	(3) Ginnie Mae Series 2014-53 JM, 7.121%, 04/20/2039	590,607	0.3
1,012,722	Ginnie Mae Series 2017-H19 FA, 2.679%, (US0001M + 0.450%), 08/20/2067	1,012,442	0.5
102,618	(3) Wells Fargo Mortgage Backed Securities 2005-AR16 2A1, 5.014%, 02/25/2034	106,215	0.1

	Total Collateralized Mortgage Obligations (Cost $18,112,129)	18,171,587	9.0
U.S. TREASURY OBLIGATIONS: 7.4%
	U.S. Treasury Notes: 7.4%
11,701,000	1.500%,07/15/2020	11,669,005	5.8
537,000	1.500%,09/30/2021	535,721	0.3
2,196,000	1.500%,09/15/2022	2,192,140	1.1
479,000	1.500%,09/30/2024	477,905	0.2

	Total U.S. Treasury Obligations (Cost $14,874,618)	14,874,771	7.4

SOVEREIGN BONDS: 1.1%
2,165,000	FMS Wertmanagement, 1.750%, 01/24/2020	2,162,953	1.1

	Total Sovereign Bonds (Cost $2,158,645)	2,162,953	1.1

See Accompanying Notes to Financial Statements

65

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.0%
		Federal Home Loan Mortgage Corporation: 0.3%(4)
46,315		5.500%,01/01/2037	50,574	0.0
40,473		5.500%,08/01/2038	43,827	0.0
10,107		5.500%,10/01/2038	10,942	0.0
9,886		5.500%,10/01/2038	10,697	0.0
243,245		5.500%,11/01/2038	274,857	0.2
184,278		5.500%,02/01/2039	199,497	0.1
			590,394	0.3

		Government National Mortgage Association: 0.6%
1,125,000	(5)	3.000%,11/20/2049	1,153,608	0.6

		Uniform Mortgage-Backed Security: 0.1%
135,724		5.000%,03/01/2027	140,729	0.0
143,916		5.000%,07/01/2034	158,974	0.1
			299,703	0.1

	Total U.S. Government Agency Obligations (Cost $2,021,583)		2,043,705	1.0

COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.9%
80,632	(3)	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/2042	80,843	0.0
342,782	(1),(3)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 D, 5.919%, 04/12/2038	349,793	0.2
670,000	(1)	BHP Trust 2019-BXHP A, 3.003%, (US0001M + 0.975%), 08/15/2036	667,494	0.3
220,000	(1)	BHP Trust 2019-BXHP D, 3.799%, (US0001M + 1.771%), 08/15/2036	219,750	0.1
220,000	(1)	BHP Trust 2019-BXHP E, 4.595%, (US0001M + 2.568%), 08/15/2036	220,213	0.1
90,000	(3)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.262%, 11/10/2046	97,414	0.1
298,185		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	306,847	0.2
178,111		COMM 2012-CCRE1 A3 Mortgage Trust, 3.391%, 05/15/2045	182,848	0.1
430,000		COMM 2013-LC6 B Mortgage Trust, 3.739%, 01/10/2046	445,334	0.2
680,000	(1),(3)	COMM 2013-SFS A2 Mortgage Trust, 3.086%, 04/12/2035	698,563	0.3
1,100,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 B, 3.258%, (US0001M + 1.230%), 05/15/2036	1,101,299	0.6

793,000	(1),(3)	DBUBS 2011-LC1A E, 5.885%, 11/10/2046	821,807	0.4
71,729	(3)	Ginnie Mae 2011-53 B, 3.983%, 05/16/2051	73,456	0.0
257,847		Ginnie Mae 2014-168 DA, 2.400%, 06/16/2046	258,133	0.1
254,634		Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	254,429	0.1
62,109	(3)	Ginnie Mae 2015-21 AF, 2.077%, 07/16/2048	61,738	0.0
130,594		Ginnie Mae 2015-81 AC, 2.400%, 01/16/2056	130,718	0.1
196,076		Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	193,851	0.1
79,238		Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	79,354	0.0
392,712		Ginnie Mae 2017-100 AB, 2.300%, 04/16/2052	392,004	0.2
199,880		Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	199,478	0.1
85,260		Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	85,101	0.0
143,729		Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	143,831	0.1
536,065		Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	535,122	0.3
336,025		Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	336,313	0.2
146,993		Ginnie Mae 2018-41 A, 2.400%, 09/16/2058	146,762	0.1
620,000	(1),(3)	GRACE 2014-GRCE E Mortgage Trust, 3.710%, 06/10/2028	627,146	0.3
250,000	(1),(3)	GRACE 2014-GRCE F Mortgage Trust, 3.710%, 06/10/2028	252,382	0.1
330,000	(1)	GS Mortgage Securities Corp. Trust 2017-GPTX B, 3.104%, 05/10/2034	330,870	0.2
870,000	(1),(3)	GS Mortgage Securities Trust 2011-GC3 D, 5.825%, 03/10/2044	906,259	0.5
290,000	(1),(3)	GS Mortgage Securities Trust 2012-GC6 C, 5.840%, 01/10/2045	306,641	0.2
1,030,000	(1)	Hawaii Hotel Trust 2019-MAUI E, 4.187%, (US0001M + 2.350%), 05/15/2038	1,035,086	0.5
330,000	(1)	Houston Galleria Mall Trust 2015-HGLR A1A2, 3.087%, 03/05/2037	342,348	0.2
700,000	(1),(3)	Irvine Core Office Trust 2013-IRV A2, 3.279%, 05/15/2048	727,302	0.4
284,701	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-HSBC A, 3.093%, 07/05/2032	291,943	0.1
1,040,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.554%, 08/15/2046	1,091,566	0.5

See Accompanying Notes to Financial Statements

66

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

340,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/2047	352,741	0.2
210,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.253%, 12/15/2047	218,454	0.1
300,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES D, 3.742%, 09/05/2032	301,198	0.2
1,539		JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	1,557	0.0
820,000	(3)	JPMBB Commercial Mortgage Securities Trust 2014-C19 C, 4.854%, 04/15/2047	873,321	0.4
273,169		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 ASB, 2.699%, 12/15/2048	274,956	0.1
158,658		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3, 3.669%, 02/15/2047	161,221	0.1
330,000	(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 C, 5.074%, 04/15/2047	355,866	0.2
170,328		Morgan Stanley Capital I 2011-C3 A4, 4.118%, 07/15/2049	174,525	0.1
600,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.554%, 09/15/2047	621,930	0.3
290,000	(1)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	292,994	0.1
630,000	(1),(3)	Morgan Stanley Capital I Trust 2014-CPT E, 3.560%, 07/13/2029	636,609	0.3
280,000	(1)	Morgan Stanley Capital I, Inc. 2019-BPR A, 3.428%, (US0001M + 1.400%), 05/15/2036	280,168	0.1
390,000	(3)	TIAA Seasoned Commercial Mortgage Trust 2007-C4 C, 5.483%, 08/15/2039	391,425	0.2
340,000	(1),(3)	Wells Fargo Commercial Mortgage Trust 2010-C1 B, 5.276%, 11/15/2043	348,249	0.2
224,000		Wells Fargo Commercial Mortgage Trust 2017-RC1 A2, 3.118%, 01/15/2060	228,330	0.1

465,000	(1),(3)	WFRBS Commercial Mortgage Trust 2012-C6 D, 5.768%, 04/15/2045	492,298	0.2

	Total Commercial Mortgage-Backed Securities (Cost $19,871,299)		19,999,880	9.9

ASSET-BACKED SECURITIES: 14.5%
		Automobile Asset-Backed Securities: 7.3%
200,000		Ally Auto Receivables Trust 2018-3 A4, 3.120%, 07/17/2023	204,674	0.1
133,902		Ally Auto Receivables Trust 2019-1 A2, 2.850%, 03/15/2022	134,321	0.1
100,000		Ally Auto Receivables Trust 2019-1 A4, 3.020%, 04/15/2024	102,765	0.1
700,000		Ally Auto Receivables Trust 2019-2 A2, 2.340%, 06/15/2022	701,369	0.3
350,000		Americredit Automobile Receivables Trust 2019-1 B, 3.130%, 02/18/2025	356,656	0.2
400,000		AmeriCredit Automobile Receivables Trust 2019-3 B, 2.130%, 07/18/2025	400,309	0.2
500,000		Capital One Prime Auto Receivables Trust 2019-1 A4, 2.560%, 10/15/2024	510,083	0.3
250,000		CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/2022	250,935	0.1
450,000		CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/2022	451,768	0.2
223,553		Carmax Auto Owner Trust 2019-1 A2A, 3.020%, 07/15/2022	224,672	0.1
100,000		Carmax Auto Owner Trust 2019-2 A2A, 2.690%, 07/15/2022	100,615	0.0
100,000		Carmax Auto Owner Trust 2019-2 A4, 2.770%, 12/16/2024	102,795	0.1
500,000		Carmax Auto Owner Trust 2019-3 A4, 2.300%, 04/15/2025	505,565	0.3
250,000		Ford Credit Auto Lease Trust 2018-B A4, 3.300%, 02/15/2022	254,244	0.1
400,000		Ford Credit Auto Owner Trust 2018-A A4, 3.160%, 10/15/2023	411,003	0.2
350,000		GM Financial Automobile Leasing Trust 2018-1 A4, 2.680%, 12/20/2021	351,345	0.2
500,000		GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	501,890	0.2
150,000		GM Financial Automobile Leasing Trust 2018-3 A4, 3.300%, 07/20/2022	152,052	0.1

See Accompanying Notes to Financial Statements

67

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

850,000		GM Financial Automobile Leasing Trust 2019-2 A4, 2.720%, 03/20/2023	860,488	0.4
259,675		GM Financial Consumer Automobile Receivables Trust 2019-2 D, 2.660%, 06/16/2022	260,774	0.1
300,000		GM Financial Consumer Automobile Receivables Trust 2019-3 A3, 2.180%, 04/16/2024	301,930	0.2
200,000		Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	206,911	0.1
600,000		Honda Auto Receivables 2019-3 A3 Owner Trust, 1.780%, 08/15/2023	599,008	0.3
350,000	(1)	Hyundai Auto Lease Securitization Trust 2019-B A4, 2.030%, 06/15/2023	350,001	0.2
100,000		Hyundai Auto Receivables Trust 2017-A A4, 2.090%, 04/17/2023	100,022	0.0
200,000		Hyundai Auto Receivables Trust 2017-B A4, 1.960%, 02/15/2023	199,911	0.1
298,508		Mercedes-Benz Auto Lease Trust 2019-A A2, 3.010%, 02/16/2021	299,348	0.1
150,000		Mercedes-Benz Auto Lease Trust 2019-A A4, 3.250%, 10/15/2024	152,877	0.1
200,000		Mercedes-Benz Auto Receivables Trust 2018-1 A4, 3.150%, 10/15/2024	205,931	0.1
350,000		Nissan Auto Receivables 2018-C A4 Owner Trust, 3.270%, 06/16/2025	364,118	0.2
200,000		Nissan Auto Receivables 2019-A A2A Owner Trust, 2.820%, 01/18/2022	200,817	0.1
500,000		Nissan Auto Receivables 2019-B A2 Owner Trust, 2.560%, 03/15/2022	502,459	0.2
500,000	(1)	OSCAR US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/2021	500,507	0.2
400,000		Santander Drive Auto Receivables Trust 2019-1 B, 3.210%, 09/15/2023	404,763	0.2
550,000		Santander Drive Auto Receivables Trust 2019-2 B, 2.790%, 01/16/2024	556,549	0.3
150,000	(1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/2022	150,271	0.1
100,000	(1)	Santander Retail Auto Lease Trust 2019-A A2, 2.720%, 01/20/2022	100,692	0.0

300,000	(1)	Santander Retail Auto Lease Trust 2019-B A3, 2.300%, 01/20/2023	301,885	0.2
300,000	(1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	302,287	0.2
197,893	(1)	Tesla Auto Lease Trust 2018-B A, 3.710%, 08/20/2021	201,125	0.1
450,000		Toyota Auto Receivables 2017-B Owner Trust A4, 2.050%, 09/15/2022	450,529	0.2
250,000		Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/2022	250,108	0.1
800,000		Toyota Auto Receivables 2019-B A4 Owner Trust, 2.600%, 11/15/2024	817,334	0.4
350,000		Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	349,796	0.2
			14,707,502	7.3

		Credit Card Asset-Backed Securities: 1.5%
450,000		American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/2022	449,732	0.2
700,000		BA Credit Card Trust 2019-A1 A1, 1.740%, 01/15/2025	697,985	0.4
800,000		Capital One Multi-Asset Execution Trust 2019-A2 A2, 1.720%, 08/15/2024	797,249	0.4
450,000		Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/2024	455,456	0.2
600,000	(1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	609,243	0.3
			3,009,665	1.5

		Home Equity Asset-Backed Securities: 0.0%
4,766		Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 12/25/2019	4,761	0.0

		Other Asset-Backed Securities: 5.2%
400,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.533%, (US0003M + 1.230%), 01/15/2030	390,406	0.2
250,000	(1)	Babson CLO Ltd. 2017-1A A2, 3.650%, (US0003M + 1.350%), 07/18/2029	246,441	0.1
250,000	(1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.478%, (US0003M + 1.200%), 01/20/2031	243,428	0.1

See Accompanying Notes to Financial Statements

68

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

250,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.553%, (US0003M + 1.250%), 10/17/2030	250,001	0.1
250,000	(1)	CIFC Funding 2013-2A A1LR, 3.510%, (US0003M + 1.210%), 10/18/2030	250,000	0.1
250,000	(1)	CIFC Funding 2015-IA ARR Ltd., 3.388%, (US0003M + 1.110%), 01/22/2031	248,519	0.1
150,000		CNH Equipment Trust 2017-B A4, 2.170%, 04/17/2023	150,438	0.1
250,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 3.458%, (US0003M + 1.180%), 10/20/2030	249,782	0.1
300,000	(1)	Dryden 68 CLO Ltd. 2019-68A A, 3.651%, (US0003M + 1.310%), 07/15/2032	299,943	0.2
250,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 3.653%, (US0003M + 1.350%), 04/15/2028	247,459	0.1
360,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 3.358%, (US0003M + 1.200%), 08/15/2030	359,931	0.2
250,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.528%, (US0003M + 1.250%), 01/20/2030	244,208	0.1
250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.503%, (US0003M + 1.220%), 07/24/2030	250,003	0.1
330,000	(1)	LCM XXIII Ltd. 23A A1, 3.678%, (US0003M + 1.400%), 10/20/2029	330,985	0.2
310,000	(1)	LoanCore 2019-CRE2 A Issuer Ltd., 3.158%, (US0001M + 1.130%), 05/09/2036	310,098	0.2
600,000	(1)	Madison Park Funding XXXVII Ltd. 2019-37A A1, 3.603%, (US0003M + 1.300%), 07/15/2032	601,304	0.3
250,000	(1)	Magnetite XII Ltd. 2015-12A ARR, 3.403%, (US0003M + 1.100%), 10/15/2031	249,233	0.1
700,000	(1)	Niagara Park Clo Ltd. 2019-B A4, 3.694%, (US0003M + 1.300%), 07/17/2032	699,593	0.4
250,000	(1)	OCP Clo 2019-17A C1 Ltd., 4.047%, (US0003M + 1.750%), 07/20/2032	249,760	0.1
250,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.598%, (US0003M + 1.320%), 03/17/2030	250,617	0.1

250,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.678%, (US0003M + 1.375%), 07/15/2029	245,525	0.1
250,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.653%, (US0003M + 1.350%), 07/19/2030	245,234	0.1
500,000	(1)	OHA Credit Funding 3 Ltd. 2019-3A A1, 3.945%, (US0003M + 1.320%), 07/20/2032	501,080	0.3
260,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 3.568%, (US0003M + 1.410%), 08/15/2029	260,161	0.1
250,000	(1)	Palmer Square CLO 2013-2A AARR Ltd., 3.503%, (US0003M + 1.200%), 10/17/2031	249,117	0.1
250,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 3.548%, (US0003M + 1.270%), 07/20/2030	249,896	0.1
250,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 3.628%, (US0003M + 1.350%), 07/20/2030	248,125	0.1
277,721	(1)	SoFi Consumer Loan Program 2019-2 A Trust, 3.010%, 04/25/2028	280,112	0.2
294,847	(1)	SoFi Consumer Loan Program 2019-3 A Trust, 2.900%, 05/25/2028	297,036	0.2
400,000	(1)	Symphony CLO XXI Ltd. 2019-21A A, 3.742%, (US0003M + 1.380%), 07/15/2032	399,953	0.2
250,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.508%, (US0003M + 1.230%), 07/20/2030	249,810	0.1
400,000	(1)	THL Credit Wind River 2019-2A A2 Clo Ltd., 3.735%, (US0003M + 1.650%), 01/15/2033	400,000	0.2
300,000	(1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	306,368	0.2
200,000		Verizon Owner Trust 2018-A A1A, 3.230%, 04/20/2023	203,946	0.1
100,000	(1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	100,061	0.1
			10,358,573	5.2

		Student Loan Asset-Backed Securities: 0.5%
211,440	(1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	214,817	0.1
450,000	(1)	Laurel Road Prime Student Loan Trust 2018-B A2FX, 3.540%, 05/26/2043	466,659	0.2

See Accompanying Notes to Financial Statements

69

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

300,000	(1) Navient Private Education Loan Trust 2014-AA A3, 3.628%, (US0001M + 1.600%), 10/15/2031	305,838	0.2
		987,314	0.5

	Total Asset-Backed Securities (Cost $28,918,843)	29,067,815	14.5

SUPRANATIONAL BONDS: 0.0%
58,000	European Investment Bank, 1.750%, 05/15/2020	57,925	0.0

	Total Supranational Bonds (Cost $57,829)	57,925	0.0

	Total Long-Term Investments (Cost $197,710,318)	199,205,588	99.1

SHORT-TERM INVESTMENTS: 1.2%
		Repurchase Agreements: 0.4%
876,418	(6) RBC Dominion Securities Inc., Repurchase Agreement dated 09/30/19, 2.37%, due 10/01/19 (Repurchase Amount $876,475, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $893,946, due 10/15/19-09/01/49) (Cost $876,418)	876,418	0.4

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.8%
1,481,000	(7) Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.840% (Cost $1,481,000)	1,481,000	0.8

	Total Short-Term Investments (Cost $2,357,418)	2,357,418	1.2

	Total Investments in Securities (Cost $200,067,736)	$201,563,006	100.3
	Liabilities in Excess of Other Assets	(647,520)	(0.3)
	Net Assets	$200,915,486	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of September 30, 2019.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Settlement is on a when-issued or delayed-delivery basis.
(6)	Represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of September 30, 2019.

Reference Rate Abbreviations:

US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

70

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 13.4%
		Basic Materials: 1.0%
1,250,000	(1)	Alpek SAB de CV, 4.250%, 09/18/2029	$1,261,562	0.1
1,925,000	(1)	Anglo American Capital PLC, 3.625%, 09/11/2024	1,985,830	0.1
700,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/2023	696,500	0.0
775,000	(1)	Cascades, Inc., 5.500%, 07/15/2022	788,562	0.0
1,500,000	(1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	1,561,890	0.1
450,000	(2)	Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	443,250	0.0
1,500,000		CNAC HK Finbridge Co. Ltd., 5.125%, 03/14/2028	1,685,786	0.1
250,000	(1)	Constellium SE, 5.750%, 05/15/2024	257,500	0.0
550,000	(1)	Constellium SE, 6.625%, 03/01/2025	574,750	0.0
1,250,000	(1)	Evraz PLC, 5.250%, 04/02/2024	1,329,394	0.1
400,000	(1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	383,500	0.0
450,000		Freeport-McMoRan, Inc., 4.550%, 11/14/2024	462,285	0.0
750,000	(1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	794,287	0.0
2,790,000		International Paper Co., 4.350%, 08/15/2048	2,900,713	0.1
1,800,000	(1)	MMK International Capital DAC, 4.375%, 06/13/2024	1,885,468	0.1
625,000	(1)	Novelis Corp., 5.875%, 09/30/2026	657,031	0.0
175,000	(1)	Novelis Corp., 6.250%, 08/15/2024	183,312	0.0
600,000	(1)	OCI NV, 6.625%, 04/15/2023	629,820	0.0
625,000		Olin Corp., 5.125%, 09/15/2027	642,188	0.0
205,000	(1)	Rayonier AM Products, Inc., 5.500%, 06/01/2024	150,803	0.0
550,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	583,000	0.0
2,500,000	(1)	Severstal OAO Via Steel Capital SA, 3.150%, 09/16/2024	2,491,946	0.1

350,000		Southern Copper Corp., 5.875%, 04/23/2045	425,886	0.0
220,000	(1)	SPCM SA, 4.875%, 09/15/2025	224,950	0.0
1,350,000		Suzano Austria GmbH, 5.000%, 01/15/2030	1,356,008	0.1
1,125,000		Teck Resources Ltd., 5.200%, 03/01/2042	1,121,234	0.1
500,000	(1),(2)	Tronox, Inc., 6.500%, 04/15/2026	478,750	0.0
			25,956,205	1.0
		Communications: 2.1%
774,000	(1)	Altice France SA/France, 6.250%, 05/15/2024	801,671	0.1
600,000	(1)	Altice Luxembourg SA, 7.625%, 02/15/2025	627,750	0.0
200,000	(1)	Altice Luxembourg SA, 7.750%, 05/15/2022	204,750	0.0
600,000	(1)	Altice Luxembourg SA, 10.500%, 05/15/2027	677,700	0.0
555,000		AMC Networks, Inc., 4.750%, 08/01/2025	574,425	0.0
290,000		AT&T, Inc., 3.400%, 05/15/2025	303,048	0.0
2,818,000		AT&T, Inc., 5.150%, 02/15/2050	3,304,045	0.2
600,000	(1)	Block Communications, Inc., 6.875%, 02/15/2025	628,500	0.0
600,000	(1)	C&W Senior Financing DAC, 7.500%, 10/15/2026	634,500	0.0
400,000		Cablevision Systems Corp., 5.875%, 09/15/2022	432,000	0.0
278,000		CBS Corp., 4.000%, 01/15/2026	296,604	0.0
700,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	732,375	0.0
200,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	207,250	0.0
1,500,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	1,586,250	0.1
325,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/2024	339,937	0.0
100,000		CenturyLink, Inc., 5.625%, 04/01/2020	101,760	0.0
545,000	(2)	CenturyLink, Inc., 5.625%, 04/01/2025	566,800	0.0
410,000		CenturyLink, Inc., 5.800%, 03/15/2022	434,087	0.0

See Accompanying Notes to Financial Statements

71

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

273,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	287,498	0.0
447,000	(1)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	492,219	0.0
80,000		Comcast Corp., 4.250%, 01/15/2033	92,194	0.0
2,839,000		Comcast Corp., 4.700%, 10/15/2048	3,484,523	0.2
60,000		Comcast Corp., 5.650%, 06/15/2035	78,608	0.0
750,000	(1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	680,625	0.0
400,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	332,000	0.0
600,000	(1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	612,000	0.0
975,000		CSC Holdings LLC, 5.250%, 06/01/2024	1,050,562	0.1
700,000	(1)	CSC Holdings LLC, 5.500%, 05/15/2026	738,430	0.0
400,000	(1)	CSC Holdings LLC, 5.750%, 01/15/2030	418,548	0.0
200,000	(1)	CSC Holdings LLC, 7.500%, 04/01/2028	226,230	0.0
475,000	(1)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	499,344	0.0
350,000	(1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	364,000	0.0
750,000	(1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	778,912	0.1
1,282,000		Discovery Communications LLC, 2.950%, 03/20/2023	1,303,479	0.1
625,000		DISH DBS Corp., 5.000%, 03/15/2023	633,781	0.0
225,000		DISH DBS Corp., 5.875%, 07/15/2022	234,844	0.0
450,000		DISH DBS Corp., 5.875%, 11/15/2024	447,750	0.0
475,000		Embarq Corp., 7.995%, 06/01/2036	471,884	0.0
575,000	(1),(2)	Entercom Media Corp., 7.250%, 11/01/2024	598,000	0.0
675,000		Frontier Communications Corp., 6.875%, 01/15/2025	302,062	0.0
375,000	(1)	Frontier Communications Corp., 8.000%, 04/01/2027	396,446	0.0
525,000		Frontier Communications Corp., 11.000%, 09/15/2025	239,859	0.0

200,000	(1)	GCI LLC, 6.625%, 06/15/2024	216,250	0.0
600,000	(1)	Gray Television, Inc., 5.125%, 10/15/2024	623,250	0.0
375,000	(1)	Gray Television, Inc., 7.000%, 05/15/2027	413,419	0.0
550,000		Hughes Satellite Systems Corp., 6.625%, 08/01/2026	598,378	0.0
110,000	(1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	114,675	0.0
525,000		iHeartCommunications, Inc., 8.375%, 05/01/2027	569,625	0.0
450,000	(1)	Intelsat Connect Finance SA, 9.500%, 02/15/2023	418,360	0.0
450,000	(1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	454,360	0.0
600,000	(2)	Intelsat Luxembourg SA, 8.125%, 06/01/2023	502,314	0.0
125,000		Level 3 Financing, Inc., 5.125%, 05/01/2023	126,762	0.0
500,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	521,175	0.0
450,000	(1)	MDC Partners, Inc., 6.500%, 05/01/2024	412,313	0.0
405,000	(1)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	427,275	0.0
750,000		Netflix, Inc., 5.875%, 11/15/2028	816,600	0.1
900,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	939,015	0.1
175,000	(1)	Nexstar Escrow, Inc., 5.625%, 07/15/2027	183,750	0.0
1,966,000		Omnicom Group, Inc. / Omnicom Capital, Inc., 3.650%, 11/01/2024	2,071,864	0.1
675,000	(1)	Plantronics, Inc., 5.500%, 05/31/2023	678,375	0.0
550,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	555,500	0.0
150,000	(1)	Sinclair Television Group, Inc., 5.625%, 08/01/2024	154,688	0.0
300,000	(1)	Sirius XM Radio, Inc., 4.625%, 07/15/2024	311,799	0.0
775,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	802,280	0.1
725,000		Sprint Communications, Inc., 6.000%, 11/15/2022	772,125	0.1
1,600,000		Sprint Corp., 7.125%, 06/15/2024	1,728,480	0.1
725,000		Sprint Corp., 7.625%, 03/01/2026	802,031	0.1
475,000	(1)	TEGNA, Inc., 5.000%, 09/15/2029	480,938	0.0

See Accompanying Notes to Financial Statements

72

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

775,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	856,375	0.1
425,000	(1)	Telesat Canada / Telesat LLC, 6.500%, 10/15/2027	433,500	0.0
575,000	(1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/2024	617,435	0.0
259,000		Time Warner Cable LLC, 5.000%, 02/01/2020	261,116	0.0
775,000		T-Mobile USA, Inc., 5.375%, 04/15/2027	836,031	0.1
110,000		Verizon Communications, Inc., 3.850%, 11/01/2042	118,229	0.0
2,803,000		Verizon Communications, Inc., 4.522%, 09/15/2048	3,315,148	0.2
158,000		Verizon Communications, Inc., 4.812%, 03/15/2039	189,800	0.0
450,000	(3)	Viacom, Inc., 6.250%, 02/28/2057	485,944	0.0
500,000	(1)	ViaSat, Inc., 5.625%, 09/15/2025	506,250	0.0
125,000	(1)	ViaSat, Inc., 5.625%, 04/15/2027	131,563	0.0
800,000	(1)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	836,000	0.1
475,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/2023	489,844	0.0
			51,990,086	2.1

		Consumer, Cyclical: 1.3%
1,100,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	1,139,050	0.1
450,000	(1)	Allison Transmission, Inc., 5.875%, 06/01/2029	489,375	0.0
800,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	730,734	0.1
775,000		Asbury Automotive Group, Inc., 6.000%, 12/15/2024	806,000	0.1
450,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	451,125	0.0
725,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	743,052	0.1
475,000	(1)	CCM Merger, Inc., 6.000%, 03/15/2022	488,062	0.0
400,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	412,500	0.0
550,000	(1)	Cedar Fair L.P., 5.250%, 07/15/2029	590,562	0.0

650,000		Century Communities, Inc., 5.875%, 07/15/2025	673,302	0.0
135,000	(1),(4)	Core & Main Holdings L.P., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/2024	136,519	0.0
550,000	(1)	Core & Main L.P., 6.125%, 08/15/2025	551,375	0.0
800,000		Dana, Inc., 5.500%, 12/15/2024	818,000	0.1
425,000	(1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	445,187	0.0
800,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	822,000	0.1
750,000		H&E Equipment Services, Inc., 5.625%, 09/01/2025	774,862	0.1
400,000	(1)	IAA, Inc., 5.500%, 06/15/2027	423,000	0.0
415,000	(1)	Installed Building Products, Inc., 5.750%, 02/01/2028	429,006	0.0
400,000	(1)	International Game Technology PLC, 6.250%, 02/15/2022	424,107	0.0
400,000	(1)	International Game Technology PLC, 6.500%, 02/15/2025	446,028	0.0
875,000		L Brands, Inc., 6.750%, 07/01/2036	746,681	0.1
425,000		Lennar Corp., 5.250%, 06/01/2026	461,125	0.0
450,000		Lennar Corp., 5.375%, 10/01/2022	482,062	0.0
750,000	(1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	774,375	0.1
600,000	(1)	Live Nation Entertainment, Inc., 5.375%, 06/15/2022	609,000	0.0
175,000	(1)	Live Nation Entertainment, Inc., 5.625%, 03/15/2026	186,594	0.0
475,000		M/I Homes, Inc., 5.625%, 08/01/2025	491,625	0.0
160,000		M/I Homes, Inc., 6.750%, 01/15/2021	162,000	0.0
450,000	(2)	Men's Wearhouse, Inc./The, 7.000%, 07/01/2022	443,250	0.0
350,000		Meritage Homes Corp., 5.125%, 06/06/2027	370,125	0.0
425,000		Meritage Homes Corp., 6.000%, 06/01/2025	471,750	0.0
650,000		MGM Resorts International, 5.750%, 06/15/2025	719,063	0.1
650,000		MGM Resorts International, 6.000%, 03/15/2023	717,730	0.0
500,000	(1)	Michaels Stores, Inc., 8.000%, 07/15/2027	502,500	0.0
75,000		Murphy Oil USA, Inc., 4.750%, 09/15/2029	76,875	0.0
735,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	779,100	0.1

See Accompanying Notes to Financial Statements

73

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

650,000	(1)	Navistar International Corp., 6.625%, 11/01/2025	663,000	0.0
150,000	(1)	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc., 6.250%, 05/15/2026	158,250	0.0
525,000	(1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	543,375	0.0
430,000	(1)	Performance Food Group, Inc., 5.500%, 10/15/2027	453,650	0.0
400,000	(1)	PetSmart, Inc., 5.875%, 06/01/2025	400,000	0.0
650,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	614,250	0.0
575,000	(1)	Resideo Funding, Inc., 6.125%, 11/01/2026	608,063	0.0
450,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/2025	465,435	0.0
85,000		Scientific Games International, Inc., 6.625%, 05/15/2021	86,488	0.0
750,000	(1)	Scientific Games International, Inc., 8.250%, 03/15/2026	800,625	0.1
48,000		Scientific Games International, Inc., 10.000%, 12/01/2022	50,100	0.0
375,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/2025	402,188	0.0
525,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	561,083	0.0
500,000		Sonic Automotive, Inc., 6.125%, 03/15/2027	510,625	0.0
450,000	(1)	Staples, Inc., 7.500%, 04/15/2026	464,760	0.0
325,000	(1)	Staples, Inc., 10.750%, 04/15/2027	334,750	0.0
700,000	(1)	Station Casinos LLC, 5.000%, 10/01/2025	712,110	0.0
245,000	(1)	Taylor Morrison Communities, Inc., 5.750%, 01/15/2028	266,438	0.0
550,000		Tempur Sealy International, Inc., 5.500%, 06/15/2026	575,438	0.0
425,000		United Airlines Holdings, Inc., 4.875%, 01/15/2025	448,205	0.0
750,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	796,575	0.1
400,000	(1)	William Carter Co/The, 5.625%, 03/15/2027	429,500	0.0
250,000	(1)	WMG Acquisition Corp., 5.000%, 08/01/2023	256,563	0.0
650,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	654,875	0.0
			31,044,047	1.3

		Consumer, Non-cyclical: 2.6%
1,092,000		AbbVie, Inc., 3.750%, 11/14/2023	1,148,676	0.1
2,060,000		AbbVie, Inc., 4.875%, 11/14/2048	2,277,730	0.1
100,000		Acadia Healthcare Co., Inc., 5.625%, 02/15/2023	102,375	0.0
525,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/2024	548,625	0.0
277,000		Allergan Funding SCS, 3.000%, 03/12/2020	277,824	0.0
875,000	(1)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	914,991	0.1
300,000	(1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	318,282	0.0
625,000		Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 6.625%, 06/15/2024	657,812	0.0
2,726,000		Altria Group, Inc., 4.500%, 05/02/2043	2,741,721	0.1
140,000		Amgen, Inc., 3.200%, 11/02/2027	146,553	0.0
230,000	(1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	231,725	0.0
2,726,000		Anheuser-Busch InBev Worldwide, Inc., 4.600%, 04/15/2048	3,147,604	0.2
2,006,000		Anthem, Inc., 3.700%, 09/15/2049	1,954,608	0.1
700,000	(1),(2)	Aptim Corp., 7.750%, 06/15/2025	500,500	0.0
2,760,000		BAT Capital Corp., 4.540%, 08/15/2047	2,654,510	0.1
975,000	(1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	1,096,680	0.1
900,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	945,090	0.1
350,000	(1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	364,000	0.0
550,000	(1)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	593,780	0.0
2,648,000		Becton Dickinson and Co., 4.669%, 06/06/2047	3,133,900	0.1
475,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	484,500	0.0
300,000	(1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	312,000	0.0
280,000		Celgene Corp., 3.250%, 08/15/2022	288,605	0.0
2,190,000		Celgene Corp., 4.550%, 02/20/2048	2,616,615	0.1
1,325,000		Centene Corp., 4.750%, 01/15/2025	1,363,425	0.1

See Accompanying Notes to Financial Statements

74

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

550,000		Central Garden & Pet Co., 5.125%, 02/01/2028	563,750	0.0
400,000	(1)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	385,000	0.0
575,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	573,332	0.0
1,220,000		Cigna Corp., 3.750%, 07/15/2023	1,276,967	0.1
2,618,000		Cigna Corp., 4.900%, 12/15/2048	3,006,732	0.1
575,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/2025	598,736	0.0
239,000		CVS Health Corp., 3.875%, 07/20/2025	253,377	0.0
2,705,000		CVS Health Corp., 5.050%, 03/25/2048	3,081,063	0.1
450,000		DaVita, Inc., 5.125%, 07/15/2024	458,437	0.0
1,325,000	(1)	DP World Crescent Ltd., 3.750%, 01/30/2030	1,325,795	0.1
1,050,000		DP World Crescent Ltd., 3.875%, 07/18/2029	1,067,246	0.1
450,000	(1),(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/2022	454,500	0.0
475,000	(1),(4)	Eagle Holding Co. II LLC, 7.750% (PIK Rate 7.750%, Cash Rate 0.000%), 05/15/2022	479,750	0.0
250,000	(1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/2024	222,500	0.0
575,000	(1)	Garda World Security Corp., 8.750%, 05/15/2025	593,457	0.0
625,000	(1)	Graham Holdings Co., 5.750%, 06/01/2026	673,437	0.1
2,775,000		HCA, Inc., 5.375%, 02/01/2025	3,038,625	0.1
350,000		HCA, Inc., 7.500%, 02/15/2022	388,780	0.0
400,000	(1)	Hertz Corp./The, 7.125%, 08/01/2026	418,250	0.0
600,000	(1)	Hertz Corp., 5.500%, 10/15/2024	603,900	0.0
275,000	(1)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	281,834	0.0
650,000	(1)	Hill-Rom Holdings, Inc., 5.750%, 09/01/2023	668,980	0.1
475,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	490,164	0.0
325,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	361,156	0.0
550,000	(1)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 01/15/2030	584,364	0.0

325,000	(1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	332,109	0.0
275,000		Kraft Heinz Foods Co., 2.800%, 07/02/2020	275,511	0.0
278,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/2020	278,215	0.0
550,000		Molina Healthcare, Inc., 5.375%, 11/15/2022	585,085	0.0
725,000	(1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	671,531	0.1
425,000		New Albertsons L.P., 7.450%, 08/01/2029	433,500	0.0
525,000	(1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	479,063	0.0
300,000	(1)	Pilgrim's Pride Corp., 5.750%, 03/15/2025	311,250	0.0
325,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	350,269	0.0
320,000	(1),(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%), 12/01/2022	273,600	0.0
925,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	962,786	0.1
140,000	(1)	Post Holdings, Inc., 8.000%, 07/15/2025	150,500	0.0
263,000		Reynolds American, Inc., 4.450%, 06/12/2025	280,795	0.0
255,000	(1)	Select Medical Corp., 6.250%, 08/15/2026	267,113	0.0
450,000	(1)	Simmons Foods, Inc., 5.750%, 11/01/2024	441,000	0.0
600,000		Spectrum Brands, Inc., 5.750%, 07/15/2025	629,094	0.0
400,000		Teleflex, Inc., 4.625%, 11/15/2027	419,000	0.0
185,000		Teleflex, Inc., 5.250%, 06/15/2024	190,781	0.0
230,000		Tenet Healthcare Corp., 5.125%, 05/01/2025	233,749	0.0
1,095,000		Tenet Healthcare Corp., 6.750%, 06/15/2023	1,154,053	0.1
100,000		Tenet Healthcare Corp., 8.125%, 04/01/2022	108,625	0.0
400,000	(2)	Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/2024	346,250	0.0
1,174,000		Thermo Fisher Scientific, Inc., 3.000%, 04/15/2023	1,208,982	0.1
735,000		United Rentals North America, Inc., 4.625%, 10/15/2025	752,815	0.1
500,000		United Rentals North America, Inc., 5.250%, 01/15/2030	525,940	0.0

See Accompanying Notes to Financial Statements

75

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

575,000		United Rentals North America, Inc., 6.500%, 12/15/2026	628,619	0.0
225,000	(1)	Vizient, Inc., 6.250%, 05/15/2027	241,875	0.0
475,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	439,375	0.0
			63,643,748	2.6

		Energy: 2.1%
425,000	(1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	453,139	0.0
625,000	(1)	Calfrac Holdings L.P., 8.500%, 06/15/2026	281,250	0.0
900,000	(1),(2)	California Resources Corp., 8.000%, 12/15/2022	450,000	0.0
625,000	(2)	Carrizo Oil & Gas, Inc., 6.250%, 04/15/2023	595,312	0.0
2,625,000		Cenovus Energy, Inc., 5.250%, 06/15/2037	2,864,853	0.1
700,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	768,250	0.1
300,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/2025	334,500	0.0
400,000	(2)	Chesapeake Energy Corp., 8.000%, 01/15/2025	291,000	0.0
2,550,000		CNOOC Finance 2013 Ltd., 2.875%, 09/30/2029	2,544,904	0.1
250,000		Continental Resources, Inc./OK, 4.500%, 04/15/2023	259,896	0.0
575,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	593,687	0.0
375,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/2023	386,719	0.0
650,000		Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	646,750	0.0
455,000	(2)	Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	212,712	0.0
625,000		Diamondback Energy, Inc., 5.375%, 05/31/2025	653,787	0.1
500,000		Empresa Nacional del Petroleo, 3.750%, 08/05/2026	516,877	0.0
1,200,000		Empresa Nacional del Petroleo, 5.250%, 11/06/2029	1,387,293	0.1

340,000	(1)	Empresa Nacional del Petroleo, 5.250%, 11/06/2029	393,066	0.0
225,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/2026	235,125	0.0
200,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/2028	213,500	0.0
1,075,000		Energy Transfer Operating L.P., 4.900%, 02/01/2024	1,159,165	0.1
2,565,000		Energy Transfer Operating L.P., 6.000%, 06/15/2048	3,036,662	0.1
350,000		EnLink Midstream Partners L.P., 4.150%, 06/01/2025	325,938	0.0
500,000		EnLink Midstream Partners L.P., 4.850%, 07/15/2026	476,875	0.0
385,000		Enviva Partners L.P. / Enviva Partners Finance Corp., 8.500%, 11/01/2021	395,106	0.0
534,000		Exxon Mobil Corp., 2.995%, 08/16/2039	537,105	0.0
535,000		Exxon Mobil Corp., 3.095%, 08/16/2049	539,989	0.0
2,525,000		Gazprom OAO Via Gaz Capital SA, 4.950%, 03/23/2027	2,734,764	0.1
625,000		Gulfport Energy Corp., 6.000%, 10/15/2024	455,219	0.0
765,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	803,250	0.1
475,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	430,469	0.0
2,625,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	2,846,235	0.1
2,550,000		KazMunayGas National Co. JSC, 5.375%, 04/24/2030	2,871,619	0.1
2,595,000		Kinder Morgan, Inc./DE, 5.200%, 03/01/2048	2,994,647	0.1
520,000	(1)	Lonestar Resources America, Inc., 11.250%, 01/01/2023	427,700	0.0
675,000	(1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	678,375	0.1
575,000		Montage Resources Corp., 8.875%, 07/15/2023	442,750	0.0
650,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	481,813	0.0

See Accompanying Notes to Financial Statements

76

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,047,000		MPLX L.P., 3.375%, 03/15/2023	1,075,553	0.1
325,000		Murphy Oil Corp., 4.200%, 12/01/2022	330,688	0.0
365,000		Murphy Oil Corp., 5.750%, 08/15/2025	372,300	0.0
185,000		Murphy Oil Corp., 6.875%, 08/15/2024	194,250	0.0
425,000	(1)	NGPL PipeCo LLC, 4.875%, 08/15/2027	456,353	0.0
320,000	(1)	Noble Holding International Ltd., 7.875%, 02/01/2026	232,000	0.0
750,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	774,840	0.1
2,350,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	2,597,643	0.1
775,000		Petrobras Global Finance BV, 7.375%, 01/17/2027	937,603	0.1
1,400,000		Petroleos del Peru SA, 4.750%, 06/19/2032	1,538,250	0.1
575,000		Petroleos Mexicanos, 6.500%, 01/23/2029	585,753	0.0
230,000		Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	236,613	0.0
10,000		Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	10,462	0.0
10,000		Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	10,638	0.0
825,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	810,480	0.1
250,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.500%, 07/15/2027	273,398	0.0
425,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 01/15/2029	465,405	0.0
3,951,000	(3)	Transcanada Trust, 5.500%, 09/15/2079	4,083,477	0.2
875,000		Transocean, Inc., 6.800%, 03/15/2038	542,500	0.0
175,000		Valaris plc, 5.750%, 10/01/2044	75,250	0.0
675,000	(1)	Vermilion Energy, Inc., 5.625%, 03/15/2025	648,000	0.0
295,000		WPX Energy, Inc., 5.250%, 10/15/2027	297,950	0.0
275,000		WPX Energy, Inc., 5.750%, 06/01/2026	282,906	0.0
			52,552,613	2.1

		Financial: 1.4%
150,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.625%, 10/30/2020	153,575	0.0
175,000	(1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	185,281	0.0
425,000	(1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	443,963	0.0
1,405,000		Ally Financial, Inc., 5.750%, 11/20/2025	1,578,897	0.1
225,000		Ally Financial, Inc., 7.500%, 09/15/2020	235,732	0.0
1,730,000		American International Group, Inc., 3.900%, 04/01/2026	1,843,813	0.1
2,678,000		American International Group, Inc., 4.750%, 04/01/2048	3,134,215	0.1
1,550,000	(1)	Banco Internacional del Peru SAA Interbank, 3.250%, 10/04/2026	1,551,550	0.1
1,200,000	(1)	Banco Votorantim SA, 4.500%, 09/24/2024	1,233,000	0.1
327,000		Bank of America Corp., 2.625%, 10/19/2020	329,127	0.0
425,000		BBVA Bancomer SA/Texas, 6.750%, 09/30/2022	465,375	0.0
409,000	(1)	BPCE SA, 4.500%, 03/15/2025	434,874	0.0
281,000		Chubb INA Holdings, Inc., 3.350%, 05/03/2026	300,386	0.0
425,000		CIT Group, Inc., 5.000%, 08/15/2022	451,307	0.0
100,000		CIT Group, Inc., 5.250%, 03/07/2025	109,370	0.0
275,000		CIT Group, Inc., 6.125%, 03/09/2028	321,750	0.0
200,000		Citigroup, Inc., 2.900%, 12/08/2021	203,082	0.0
2,335,000		Citigroup, Inc., 4.750%, 05/18/2046	2,725,304	0.1
1,000,000		Corp Financiera de Desarrollo SA, 4.750%, 07/15/2025	1,102,510	0.1
750,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	777,188	0.0
403,000		GE Capital International Funding Co. Unlimited Co., 3.373%, 11/15/2025	411,530	0.0
279,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	299,326	0.0
281,000		HCP, Inc., 4.000%, 06/01/2025	299,389	0.0
750,000	(1)	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.250%, 05/15/2026	787,500	0.1

 See Accompanying Notes to Financial Statements

77

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

277,000		JPMorgan Chase & Co., 4.250%, 10/01/2027	304,732	0.0
184,000	(3)	JPMorgan Chase & Co., 6.125%, 12/31/2199	199,508	0.0
1,044,000		Kimco Realty Corp., 3.700%, 10/01/2049	1,026,219	0.1
1,050,000	(1),(3)	Kookmin Bank, 4.350%, 12/31/2199	1,078,992	0.1
400,000		Lloyds Banking Group PLC, 4.582%, 12/10/2025	420,493	0.0
86,000	(3)	M&T Bank Corp., 6.450%, 12/31/2199	93,801	0.0
675,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	742,500	0.0
268,000		Morgan Stanley, 4.000%, 07/23/2025	289,262	0.0
900,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	945,000	0.1
350,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/2024	359,625	0.0
675,000		Navient Corp., 7.250%, 09/25/2023	736,256	0.0
950,000	(1)	QNB Finansbank AS, 6.875%, 09/07/2024	988,457	0.1
525,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	543,769	0.0
450,000	(1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	450,000	0.0
970,000		Simon Property Group L.P., 3.375%, 12/01/2027	1,027,200	0.1
225,000		Springleaf Finance Corp., 6.125%, 05/15/2022	241,875	0.0
450,000		Springleaf Finance Corp., 6.125%, 03/15/2024	485,438	0.0
675,000		Springleaf Finance Corp., 7.125%, 03/15/2026	750,060	0.0
550,000	(1)	Turkiye Vakiflar Bankasi TAO, 8.125%, 03/28/2024	561,358	0.0
200,000	(1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/2020	201,756	0.0
500,000		Vnesheconombank Via VEB Finance PLC, 6.025%, 07/05/2022	538,013	0.0
269,000		Wells Fargo & Co., 4.300%, 07/22/2027	294,476	0.0
2,618,000		Wells Fargo & Co., 4.750%, 12/07/2046	3,103,875	0.1

89,000	(3)	Wells Fargo & Co., 5.900%, 12/31/2199	95,600	0.0
			34,856,309	1.4

		Industrial: 1.2%
520,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	544,050	0.0
675,000		AECOM, 5.875%, 10/15/2024	736,256	0.1
335,000	(1)	Amsted Industries, Inc., 5.625%, 07/01/2027	354,262	0.0
750,000	(4)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/2023	776,250	0.1
200,000	(1),(2),(4)	ARD Securities Finance SARL, 8.750% (PIK Rate 8.750%, Cash Rate 8.750%), 01/31/2023	208,000	0.0
200,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027	203,000	0.0
410,000	(1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	424,350	0.0
425,000	(1)	Berry Global, Inc., 5.625%, 07/15/2027	440,937	0.0
700,000	(1)	BMC East LLC, 5.500%, 10/01/2024	729,986	0.1
2,351,000	(3)	BNSF Funding Trust I, 6.613%, 12/15/2055	2,601,429	0.1
325,000	(1)	Bombardier, Inc., 6.000%, 10/15/2022	326,219	0.0
575,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	623,156	0.0
550,000	(1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	595,375	0.0
1,340,000		Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	1,503,279	0.1
5,000,000	(5)	Carillion PLC, 0.000%, 01/06/2020	–	–
500,000	(2)	Cemex SAB de CV, 6.125%, 05/05/2025	521,250	0.0
275,000	(1)	Clean Harbors, Inc., 4.875%, 07/15/2027	287,719	0.0
225,000	(1)	Clean Harbors, Inc., 5.125%, 07/15/2029	239,062	0.0
400,000	(1)	F-Brasile SpA / F-Brasile US LLC, 7.375%, 08/15/2026	418,000	0.0
603,000		FedEx Corp., 4.000%, 01/15/2024	642,993	0.0
1,965,000		FedEx Corp., 4.950%, 10/17/2048	2,184,254	0.1
650,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	567,125	0.0
500,000	(1)	GFL Environmental, Inc., 8.500%, 05/01/2027	555,625	0.0
350,000	(1)	Granite Holdings US Acquisition Co., 11.000%, 10/01/2027	339,500	0.0

See Accompanying Notes to Financial Statements

78

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

700,000	(1)	Itron, Inc., 5.000%, 01/15/2026	722,960	0.1
600,000	(1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	621,000	0.0
1,550,000	(1)	Klabin Austria GmbH, 5.750%, 04/03/2029	1,627,500	0.1
550,000	(1)	Koppers, Inc., 6.000%, 02/15/2025	553,097	0.0
200,000		Lockheed Martin Corp., 3.550%, 01/15/2026	214,624	0.0
275,000	(1)	Masonite International Corp., 5.375%, 02/01/2028	287,719	0.0
450,000	(1)	Masonite International Corp., 5.750%, 09/15/2026	476,438	0.0
875,000	(1)	Mauser Packaging Solutions Holding Co., 7.250%, 04/15/2025	830,419	0.1
550,000	(1)	Norbord, Inc., 5.750%, 07/15/2027	565,125	0.0
625,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	665,625	0.0
150,000	(1)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	159,750	0.0
525,000	(1)	PGT Escrow Issuer, Inc., 6.750%, 08/01/2026	568,313	0.0
725,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	744,031	0.1
200,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	207,625	0.0
400,000	(1)	Sealed Air Corp., 5.500%, 09/15/2025	432,000	0.0
115,000	(1)	Sensata Technologies, Inc., 4.375%, 02/15/2030	115,288	0.0
300,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	311,340	0.0
675,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	711,085	0.0
550,000	(1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	587,813	0.0
270,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	277,425	0.0
375,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	401,250	0.0
425,000		TransDigm, Inc., 6.375%, 06/15/2026	448,375	0.0

600,000		TransDigm, Inc., 6.500%, 05/15/2025	624,750	0.0
55,000	(1)	Trivium Packaging Finance BV, 8.500%, 08/15/2027	59,606	0.0
855,000		United Parcel Service, Inc., 3.400%, 09/01/2049	871,615	0.1
976,000		United Technologies Corp., 3.650%, 08/16/2023	1,033,042	0.1
181,000	(1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	190,842	0.0
			30,130,734	1.2

		Technology: 0.5%
1,269,000		Analog Devices, Inc., 3.125%, 12/05/2023	1,307,020	0.1
700,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	727,125	0.1
675,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/2025	705,375	0.0
175,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	193,550	0.0
775,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	789,531	0.1
345,000	(1)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	364,579	0.0
1,620,000	(1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	2,138,466	0.1
525,000		Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	546,000	0.0
100,000	(1)	MSCI, Inc., 5.250%, 11/15/2024	103,750	0.0
450,000	(1)	MSCI, Inc., 5.750%, 08/15/2025	474,187	0.0
550,000	(1)	MTS Systems Corp., 5.750%, 08/15/2027	573,375	0.0
125,000	(1)	Open Text Corp., 5.625%, 01/15/2023	128,594	0.0
525,000	(1)	Open Text Corp., 5.875%, 06/01/2026	561,855	0.0
350,000		Oracle Corp., 3.250%, 11/15/2027	371,507	0.0
550,000	(1)	RP Crown Parent LLC, 7.375%, 10/15/2024	573,375	0.0
575,000	(1)	SS&C Technologies, Inc., 5.500%, 09/30/2027	601,968	0.0
750,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	776,250	0.1
450,000	(1),(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	427,500	0.0
			11,364,007	0.5

See Accompanying Notes to Financial Statements

79

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

		Utilities: 1.2%
625,000		Calpine Corp., 5.750%, 01/15/2025	642,969	0.0
703,000		Consumers Energy Co., 3.100%, 08/15/2050	705,975	0.0
2,260,000		Dominion Energy, Inc., 2.750%, 01/15/2022	2,281,789	0.1
600,000		Dominion Energy, Inc., 2.750%, 09/15/2022	606,299	0.0
600,000	(1)	Drax Finco PLC, 6.625%, 11/01/2025	627,000	0.0
1,415,000		Duke Energy Carolinas LLC, 3.200%, 08/15/2049	1,425,456	0.1
3,935,000	(3)	Duke Energy Corp., 4.875%, 12/31/2199	4,031,899	0.2
500,000	(1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	544,185	0.0
2,500,000		Kallpa Generacion SA, 4.125%, 08/16/2027	2,600,025	0.1
450,000	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	460,125	0.0
2,500,000		Mississippi Power Co., 4.250%, 03/15/2042	2,713,563	0.1
2,875,000	(3)	NextEra Energy Capital Holdings, Inc., 5.650%, 05/01/2079	3,126,108	0.1
900,000		NRG Energy, Inc., 5.750%, 01/15/2028	970,875	0.1
125,000		NRG Energy, Inc., 6.625%, 01/15/2027	135,888	0.0
2,325,000	(1)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	2,410,650	0.1
1,000,000		Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	1,058,070	0.1
2,950,000		Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	3,402,517	0.1
434,000		Puget Sound Energy, Inc., 3.250%, 09/15/2049	433,195	0.0
350,000	(1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	367,045	0.0
500,000	(1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	527,965	0.0
1,227,000		Westar Energy, Inc., 3.250%, 09/01/2049	1,236,325	0.1
			30,307,923	1.2

	Total Corporate Bonds/Notes
	(Cost $314,350,783)		331,845,672	13 .4

COLLATERALIZED MORTGAGE OBLIGATIONS: 25.1%
283,037		Adjustable Rate Mortgage Trust 2005-7 7A21, 2.518%, (US0001M + 0.500%), 10/25/2035	285,315	0.0

411,686	(3)	Adjustable Rate Mortgage Trust 2006-2 1A1, 4.630%, 05/25/2036	404,115	0.0
1,278,529	(1),(3)	Agate Bay Mortgage Trust 2014-1 B4, 3.872%, 07/25/2044	1,288,526	0.1
1,986,442	(1),(3)	Agate Bay Mortgage Trust 2014-2 B4, 3.883%, 09/25/2044	2,042,479	0.1
2,749,191	(1),(3)	Agate Bay Mortgage Trust 2015-2 B3, 3.728%, 03/25/2045	2,713,132	0.1
1,239,899	(1),(3)	Agate Bay Mortgage Trust 2015-4 B3, 3.582%, 06/25/2045	1,289,135	0.1
2,636,453	(1),(3)	Agate Bay Mortgage Trust 2016-1 B3, 3.777%, 12/25/2045	2,727,812	0.1
1,000,000	(1),(3)	Agate Bay Mortgage Trust 2016-1 B4, 3.777%, 12/25/2045	870,510	0.0
1,137,085	(1),(3)	Agate Bay Mortgage Trust 2016-2 B4, 3.806%, 03/25/2046	1,077,017	0.1
724,807		Alternative Loan Trust 2004-J7 MI, 3.038%, (US0001M + 1.020%), 10/25/2034	709,613	0.0
145,291		Alternative Loan Trust 2005-10CB 1A1, 2.518%, (US0001M + 0.500%), 05/25/2035	124,803	0.0
579,617		Alternative Loan Trust 2005-10CB 1A2, 2.468%, (US0001M + 0.450%), 05/25/2035	496,784	0.0
612,717		Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/2035	615,533	0.0
209,356		Alternative Loan Trust 2005-51 3A2A, 3.736%, (12MTA + 1.290%), 11/20/2035	204,649	0.0
66,159		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	65,620	0.0
306,479		Alternative Loan Trust 2005-J2 1A12, 2.418%, (US0001M + 0.400%), 04/25/2035	261,827	0.0
41,364		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	31,447	0.0
756,879		Alternative Loan Trust 2006-18CB A10, 2.418%, (US0001M + 0.400%), 07/25/2036	469,137	0.0
178,835		Alternative Loan Trust 2006-19CB A12, 2.418%, (US0001M + 0.400%), 08/25/2036	117,149	0.0
757,325		Alternative Loan Trust 2006-19CB A28, 2.618%, (US0001M + 0.600%), 08/25/2036	506,683	0.0

See Accompanying Notes to Financial Statements

80

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,246,231		Alternative Loan Trust 2006-27CB A5, 6.000%, 11/25/2036	1,066,529	0.1
498,040		Alternative Loan Trust 2006-HY11 A1, 2.138%, (US0001M + 0.120%), 06/25/2036	476,973	0.0
1,326,388		Alternative Loan Trust 2007-15CB A5, 5.750%, 07/25/2037	1,194,120	0.1
193,198		Alternative Loan Trust 2007-2CB 2A1, 2.618%, (US0001M + 0.600%), 03/25/2037	122,034	0.0
353,686		Alternative Loan Trust 2007-HY8C A1, 2.178%, (US0001M + 0.160%), 09/25/2047	351,264	0.0
981,055		Alternative Loan Trust 2007-OA4 A1, 2.188%, (US0001M + 0.170%), 05/25/2047	949,031	0.0
1,910,687	(1),(3)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	1,929,414	0.1
562,067		Banc of America Funding 2007-2 1A16 Trust, 2.618%, (US0001M + 0.600%), 03/25/2037	441,774	0.0
2,859,245		Banc of America Funding 2007-C 7A1 Trust, 2.254%, (US0001M + 0.210%), 05/20/2047	2,798,076	0.1
481,253	(3)	Bear Stearns ALT-A Trust 2005-3 4A3, 4.122%, 04/25/2035	492,465	0.0
708,719	(3)	Bear Stearns ALT-A Trust 2006-6 31A1, 4.053%, 11/25/2036	661,572	0.0
784,405	(3)	Bear Stearns ALT-A Trust 2006-6 32A1, 3.825%, 11/25/2036	656,297	0.0
195,604	(3)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 4.082%, 01/26/2036	173,628	0.0
2,008,513	(1),(3)	Chase Home Lending Mortgage Trust 2019-ATR1 A3, 4.000%, 04/25/2049	2,053,744	0.1
2,500,000	(1),(3)	Chase Home Lending Mortgage Trust 2019-ATR1 A5, 4.000%, 04/25/2049	2,711,693	0.1
624,257	(3)	Chase Mortgage Finance Trust Series 2006-A1 2A3, 4.295%, 09/25/2036	601,921	0.0
909,529	(1),(3)	Chase Home Lending Mortgage Trust 2019-ATR2 A3, 3.500%, 07/25/2049	924,060	0.0

93,315	(3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 4.241%, 11/25/2034	94,476	0.0
640,399		CHL Mortgage Pass-Through Trust 2005-HYB9 2A1, 3.939%, (US0012M + 1.750%), 02/20/2036	618,381	0.0
2,406,035	(1),(3)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	2,477,300	0.1
1,766,874	(1),(3)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	1,846,324	0.1
1,500,000	(1),(3)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	1,524,445	0.1
3,341,097	(1),(3)	CIM Trust 2019-J1 1A2, 3.500%, 08/25/2049	3,384,054	0.1
1,000,000	(1),(3)	CIM Trust 2019-INV3 A15, 3.500%, 08/25/2049	1,010,243	0.0
792,993		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	814,391	0.0
130,795	(3)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 4.725%, 03/25/2036	123,287	0.0
83,354	(3)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.591%, 11/25/2036	74,586	0.0
356,837	(1),(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	382,044	0.0
313,410	(3)	Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 4.635%, 08/25/2035	323,940	0.0
717,631		Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	744,798	0.0
3,800,000	(1),(3)	COLT 2018-1 B1 Mortgage Loan Trust, 4.362%, 02/25/2048	3,808,354	0.2
1,000,000	(1),(3)	COLT 2019-1 M1 Mortgage Loan Trust, 4.518%, 03/25/2049	1,048,796	0.0
5,000,000	(1),(3)	COLT 2019-4 A3 Mortgage Loan Trust, 2.988%, 11/25/2049	4,999,945	0.2
27,001		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.518%, (US0001M + 0.500%), 11/25/2035	17,089	0.0
1,028,479		Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.738%, (US0001M + 0.720%), 11/25/2035	1,031,616	0.0

See Accompanying Notes to Financial Statements

81

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

4,516,108	(1),(6)	CSMC 2019-AFC1 A3 Trust, 2.877% (Step Rate @ 3.877% on 08/25/2023), 07/25/2049	4,508,163	0.2
800,000	(1),(3)	CSMC 2017-HL1 A12 Trust, 3.500%, 06/25/2047	837,923	0.0
513,830		CSMC Series 2007-2 3A6, 5.400%, 03/25/2037	442,489	0.0
1,814,493	(1),(3)	CSMC Trust 2013-7 A11, 3.500%, 08/25/2043	1,838,617	0.1
1,500,000	(1),(3)	Deephave Residential Mortgage Trust 2019-2A M1, 3.921%, 04/25/2059	1,526,990	0.1
1,400,000	(1),(3)	Deephaven Residential Mortgage Trust 2018-2A M1, 4.375%, 04/25/2058	1,415,327	0.1
2,126,000	(1),(3)	Deephaven Residential Mortgage Trust 2018-3 M1, 4.357%, 08/25/2058	2,177,718	0.1
2,000,000	(1),(3)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	2,038,041	0.1
696,372		Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 2.318%, (US0001M + 0.300%), 04/25/2037	445,178	0.0
159,793	(1),(3)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.815%, 06/27/2037	164,831	0.0
831,856	(7)	Fannie Mae 2007-18 BS, 4.582%, (-1.000*US0001M + 6.600%), 06/25/2035	153,225	0.0
2,197,371	(7)	Fannie Mae 2008-94 SI, 3.482%, (-1.000*US0001M + 5.500%), 04/25/2036	490,080	0.0
981,139	(7)	Fannie Mae 2009-95 HI, 6.000%, 12/25/2038	37,215	0.0
330,789		Fannie Mae 2010-15 FD, 2.758%, (US0001M + 0.740%), 03/25/2040	333,625	0.0
885,732		Fannie Mae 2011-47 GF, 2.588%, (US0001M + 0.570%), 06/25/2041	892,709	0.0
301,956		Fannie Mae 2012-10 UF, 2.568%, (US0001M + 0.550%), 02/25/2042	304,194	0.0
328,223	(7)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 6.000%), 08/25/2042	71,037	0.0
1,267,511	(7)	Fannie Mae 2012-93 IL, 3.000%, 09/25/2027	94,555	0.0
7,584,849	(7)	Fannie Mae 2013-67 AI, 3.000%, 07/25/2028	546,583	0.0

1,947,858	(7)	Fannie Mae 2015-56 DI, 3.000%, 12/25/2032	106,767	0.0
40,461,393	(7)	Fannie Mae 2018-86 US, 4.182%, (-1.000*US0001M + 6.200%), 12/25/2048	7,153,586	0.3
3,050,000		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.268%, (US0001M + 4.250%), 04/25/2029	3,264,351	0.1
133,973		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 6.918%, (US0001M + 4.900%), 11/25/2024	146,342	0.0
2,331,697		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 6.018%, (US0001M + 4.000%), 05/25/2025	2,464,621	0.1
1,915,841		Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 7.018%, (US0001M + 5.000%), 07/25/2025	2,030,735	0.1
2,548,530		Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 7.568%, (US0001M + 5.550%), 04/25/2028	2,725,574	0.1
5,501,773		Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 6.318%, (US0001M + 4.300%), 02/25/2025	5,833,313	0.2
1,939,064		Fannie Mae Connecticut Avenue Securities 2016-C01 2M2, 8.968%, (US0001M + 6.950%), 08/25/2028	2,100,878	0.1
5,200,000		Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 6.268%, (US0001M + 4.250%), 01/25/2029	5,499,187	0.2
7,337,513		Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.468%, (US0001M + 4.450%), 01/25/2029	7,734,501	0.3
5,015,537		Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 6.368%, (US0001M + 4.350%), 05/25/2029	5,292,972	0.2

See Accompanying Notes to Financial Statements

82

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,500,000	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 5.568%, (US0001M + 3.550%), 07/25/2029	2,629,999	0.1
3,300,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.668%, (US0001M + 3.650%), 09/25/2029	3,472,936	0.1
1,400,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 4.868%, (US0001M + 2.850%), 11/25/2029	1,444,032	0.1
1,460,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.218%, (US0001M + 2.200%), 01/25/2030	1,480,236	0.1
150,000	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 4.668%, (US0001M + 2.650%), 02/25/2030	153,519	0.0
950,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.418%, (US0001M + 2.400%), 05/28/2030	962,353	0.0
6,155,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.518%, (US0001M + 2.500%), 05/25/2030	6,256,731	0.3
4,450,000	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.218%, (US0001M + 2.200%), 08/25/2030	4,486,124	0.2
3,200,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 4.168%, (US0001M + 2.150%), 10/25/2030	3,227,897	0.1
1,000,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 4.568%, (US0001M + 2.550%), 12/25/2030	1,018,305	0.0
4,000,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 4.368%, (US0001M + 2.350%), 01/25/2031	4,049,932	0.2

1,000,000		Fannie Mae Connecticut Avenue Securities 2018-C06 1B1, 5.768%, (US0001M + 3.750%), 03/25/2031	1,055,977	0.0
6,000,000		Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 4.018%, (US0001M + 2.000%), 03/25/2031	6,027,321	0.3
1,100,000		Fannie Mae Connecticut Avenue Securities 2018-C06 2B1, 6.118%, (US0001M + 4.100%), 03/25/2031	1,167,511	0.1
4,400,000		Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 4.118%, (US0001M + 2.100%), 03/25/2031	4,432,372	0.2
7,340,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.268%, (US0001M + 2.250%), 07/25/2030	7,416,139	0.3
3,000,000	(1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 4.318%, (US0001M + 2.300%), 08/25/2031	3,019,166	0.1
3,000,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.418%, (US0001M + 2.400%), 04/25/2031	3,031,357	0.1
6,000,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 4.468%, (US0001M + 2.450%), 07/25/2031	6,060,248	0.3
6,077,645		Fannie Mae Connecticut Avenue Securities, 7.718%, (US0001M + 5.700%), 04/25/2028	6,682,514	0.3
5,218,391		Fannie Mae Connecticut Avenue Securities, 7.918%, (US0001M + 5.900%), 10/25/2028	5,637,962	0.2
187,697	(7)	Fannie Mae REMIC Trust 2000-26 SP, 6.482%, (-1.000*US0001M + 8.500%), 08/25/2030	41,628	0.0
241,726	(7)	Fannie Mae REMIC Trust 2002-13 SR, 4.582%, (-1.000*US0001M + 6.600%), 03/25/2032	38,024	0.0

See Accompanying Notes to Financial Statements

83

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

133,464	(7)	Fannie Mae REMIC Trust 2004-64 SW, 5.032%, (-1.000*US0001M + 7.050%), 08/25/2034	25,581	0.0
92,925	(7)	Fannie Mae REMIC Trust 2004-66 SE, 4.482%, (-1.000*US0001M + 6.500%), 09/25/2034	15,894	0.0
466,770	(7)	Fannie Mae REMIC Trust 2009-25 SN, 4.532%, (-1.000*US0001M + 6.550%), 04/25/2039	101,092	0.0
227,262	(7)	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/2041	15,019	0.0
22,353,226	(7)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050%), 06/25/2042	43,663	0.0
1,022,509	(7)	Fannie Mae REMIC Trust 2013-116 SC, 4.182%, (-1.000*US0001M + 6.200%), 04/25/2033	118,521	0.0
2,105,417	(7)	Fannie Mae REMICS 2004-53 UC, 5.532%, (-1.000*US0001M + 7.550%), 07/25/2034	465,052	0.0
2,465,397	(7)	Fannie Mae REMICS 2005-59 NS, 4.732%, (-1.000*US0001M + 6.750%), 05/25/2035	312,535	0.0
7,606,943	(7)	Fannie Mae REMICS 2007-22 SD, 4.382%, (-1.000*US0001M + 6.400%), 03/25/2037	1,515,625	0.1
5,483,116	(7)	Fannie Mae REMICS 2007-30 IE, 4.722%, (-1.000*US0001M + 6.740%), 04/25/2037	1,404,109	0.1
3,972,466	(7)	Fannie Mae REMICS 2007-55 S, 4.742%, (-1.000*US0001M + 6.760%), 06/25/2037	777,159	0.0
8,930,294	(7)	Fannie Mae REMICS 2011-123 SD, 4.582%, (-1.000*US0001M + 6.600%), 08/25/2039	822,098	0.0
28,476,452	(7)	Fannie Mae REMICS 2012-111 UI, 3.000%, 10/25/2027	2,130,326	0.1
23,216,210	(7)	Fannie Mae REMICS 2012-128 KI, 3.000%, 11/25/2027	1,698,215	0.1
8,248,251	(7)	Fannie Mae REMICS 2012-150 PS, 4.132%, (-1.000*US0001M + 6.150%), 01/25/2043	1,258,051	0.1
23,523,380	(7)	Fannie Mae REMICS 2013-1 LI, 2.500%, 02/25/2028	1,531,915	0.1
9,080,216	(7)	Fannie Mae REMICS 2013-21 KI, 3.000%, 03/25/2028	680,953	0.0

9,657,530	(7)	Fannie Mae REMICS 2013-32 EI, 2.500%, 04/25/2033	888,415	0.0
6,836,691	(7)	Fannie Mae REMICS 2013-97 JS, 4.132%, (-1.000*US0001M + 6.150%), 04/25/2038	1,040,192	0.0
14,758,597	(7)	Fannie Mae REMICS 2019-15 AI, 4.000%, 04/25/2059	3,042,717	0.1
32,578,350	(7)	Fannie Mae REMICS 2019-17 SA, 4.082%, (-1.000*US0001M + 6.100%), 04/25/2049	5,736,500	0.2
31,802,558	(7)	Fannie Mae REMICS 2019-8 SB, 4.082%, (-1.000*US0001M + 6.100%), 03/25/2049	5,715,460	0.2
677,045		Fannie Mae Series 2006-11 FA, 2.318%, (US0001M + 0.300%), 03/25/2036	676,309	0.0
183,586		Fannie Mae REMICS 2006-46 SP, 16.799%, (-3.667*US0001M + 24.200%), 06/25/2036	296,590	0.0
93,374		First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A7, 6.000%, 02/25/2037	68,363	0.0
800,000	(1),(3)	Flagstar Mortgage Trust 2017-2 A7, 3.500%, 10/25/2047	837,860	0.0
676,296	(1),(3)	Flagstar Mortgage Trust 2018-1 B3, 4.038%, 03/25/2048	701,054	0.0
4,859,887	(1),(3)	Flagstar Mortgage Trust 2018-2 B2, 4.063%, 04/25/2048	5,176,521	0.2
4,221,851	(1),(3)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	4,352,152	0.2
675,000	(1),(3)	Flagstar Mortgage Trust 2018-6RR 1A7, 4.000%, 10/25/2048	744,622	0.0
3,711,231	(1),(3)	Flagstar Mortgage Trust 2018-6RR B1, 5.034%, 10/25/2048	4,204,779	0.2
1,788,132	(7)	Freddie Mac 2009-70 PS, 4.732%, (-1.000*US0001M + 6.750%), 01/25/2037	401,230	0.0
285,386	(7)	Freddie Mac 2524 SH, 5.473%, (-1.000*US0001M + 7.500%), 11/15/2032	29,462	0.0
485,480	(7)	Freddie Mac 2525 SM, 5.973%, (-1.000*US0001M + 8.000%), 02/15/2032	108,206	0.0
469,228	(7)	Freddie Mac 2981 CS, 4.693%, (-1.000*US0001M + 6.720%), 05/15/2035	79,786	0.0
236,955	(7)	Freddie Mac 2989 HS, 5.123%, (-1.000*US0001M + 7.150%), 08/15/2034	104,589	0.0

See Accompanying Notes to Financial Statements

84

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

252,703	(7)	Freddie Mac 3018 SM, 5.173%, (-1.000*US0001M + 7.200%), 08/15/2035	55,985	0.0
2,391,861	(7)	Freddie Mac 3222 SN, 4.573%, (-1.000*US0001M + 6.600%), 09/15/2036	439,783	0.0
441,956	(3),(7)	Freddie Mac 324 144, 6.000%, 06/15/2039	90,716	0.0
876,057	(7)	Freddie Mac 3523 SA, 3.973%, (-1.000*US0001M + 6.000%), 09/15/2036	156,944	0.0
772,004	(7)	Freddie Mac 3582 MS, 4.123%, (-1.000*US0001M + 6.150%), 10/15/2039	146,274	0.0
1,218,721	(7)	Freddie Mac 3688 BI, 5.000%, 07/15/2040	229,610	0.0
5,045,735	(7)	Freddie Mac 4186 IA, 3.000%, 03/15/2033	539,388	0.0
190,828	(7)	Freddie Mac 4333 AI, 5.500%, 02/15/2044	34,894	0.0
9,093,793	(7)	Freddie Mac 4813 IO, 5.500%, 08/15/2048	1,888,338	0.1
149,589	(7)	Freddie Mac REMIC Trust 2266 S, 6.523%, (-1.000*US0001M + 8.550%), 11/15/2030	26,974	0.0
227,061	(7)	Freddie Mac REMIC Trust 2374 S, 6.073%, (-1.000*US0001M + 8.100%), 06/15/2031	50,699	0.0
121,352	(7)	Freddie Mac REMIC Trust 2417 SY, 6.373%, (-1.000*US0001M + 8.400%), 12/15/2031	29,342	0.0
258,416	(7)	Freddie Mac REMIC Trust 2577 SA, 5.423%, (-1.000*US0001M + 7.450%), 02/15/2033	56,963	0.0
5,338		Freddie Mac REMIC Trust 2973 SB, 10.899%, (-3.667*US0001M + 18.333%), 05/15/2035	5,456	0.0
118,140	(7)	Freddie Mac REMIC Trust 2981 SU, 5.773%, (-1.000*US0001M + 7.800%), 05/15/2030	19,912	0.0
174,623		Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975%), 08/15/2035	199,421	0.0
789,083	(7)	Freddie Mac REMIC Trust 3049 PI, 4.623%, (-1.000*US0001M + 6.650%), 10/15/2035	157,776	0.0
62,177		Freddie Mac REMIC Trust 3085 SK, 41.670%, (-12.000*US0001M + 66.000%), 12/15/2035	190,649	0.0

90,950	(8),(9)	Freddie Mac REMIC Trust 3151 PO, 0.000%, 05/15/2036	82,602	0.0
157,618	(7)	Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/2039	6,962	0.0
233,981	(7)	Freddie Mac REMIC Trust 3624 TS, 2.773%, (-1.000*US0001M + 4.800%), 01/15/2040	29,071	0.0
378,916	(7)	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/2032	59,028	0.0
1,285,934	(7)	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/2041	179,510	0.0
2,183,532	(7)	Freddie Mac REMICS 2781 SB, 5.123%, (-1.000*US0001M + 7.150%), 04/15/2034	440,043	0.0
727,578		Freddie Mac REMICS 2921 PF, 2.378%, (US0001M + 0.350%), 01/15/2035	727,953	0.0
5,374,263	(7)	Freddie Mac REMICS 3128 JI, 4.603%, (-1.000*US0001M + 6.630%), 03/15/2036	1,161,935	0.1
23,170,586	(7)	Freddie Mac REMICS 4120 TI, 2.500%, 10/15/2027	1,381,843	0.1
11,441,822	(7)	Freddie Mac REMICS 4182 IL, 3.000%, 03/15/2028	834,211	0.0
53,234,193	(7)	Freddie Mac REMICS 4273 PS, 4.073%, (-1.000*US0001M + 6.100%), 11/15/2043	9,234,983	0.4
4,565,883	(7)	Freddie Mac REMICS 4290 EI, 5.000%, 12/15/2043	795,923	0.0
1,452,266		Freddie Mac REMICS Trust 3740 FB, 2.528%, (US0001M + 0.500%), 10/15/2040	1,458,323	0.1
1,655,309	(7)	Freddie Mac Strips Series 224 IO, 6.000%, 03/01/2033	375,884	0.0
839,616	(7)	Freddie Mac Strips Series 237 S23, 5.073%, (-1.000*US0001M + 7.100%), 05/15/2036	178,146	0.0
1,231,799	(7)	Freddie Mac Strips Series 260 33, 4.000%, 05/15/2039	169,573	0.0
1,255,619		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 6.018%, (US0001M + 4.000%), 08/25/2024	1,327,909	0.1
1,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.718%, (US0001M + 4.700%), 04/25/2028	1,325,511	0.1

See Accompanying Notes to Financial Statements

85

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 6.718%, (US0001M + 4.700%), 03/25/2028	534,466	0.0
6,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.695%, (US0001M + 5.550%), 07/25/2028	6,878,401	0.3
4,665,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA2 M3, 7.168%, (US0001M + 5.150%), 11/25/2028	5,078,373	0.2
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 5.868%, (US0001M + 3.850%), 03/25/2029	530,725	0.0
910,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.468%, (US0001M + 3.450%), 10/25/2029	961,262	0.0
2,750,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.518%, (US0001M + 2.500%), 03/25/2030	2,811,794	0.1
3,800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 5.568%, (US0001M + 3.550%), 08/25/2029	3,995,027	0.2
1,750,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.668%, (US0001M + 2.650%), 12/25/2029	1,796,449	0.1
4,100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.368%, (US0001M + 2.350%), 04/25/2030	4,151,564	0.2
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 3.818%, (US0001M + 1.800%), 07/25/2030	1,001,107	0.0
3,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.318%, (US0001M + 2.300%), 09/25/2030	3,335,721	0.1

1,600,000	(1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 4.068%, (US0001M + 2.050%), 04/25/2049	1,607,823	0.1
2,418,156	(7)	Freddie Mac REMICS 3298 S, 4.083%, (-1.000*US0001M + 6.110%), 04/15/2037	453,766	0.0
62,489,098	(7)	Freddie Mac REMICS 4903 NS, 4.073%, (-1.000*US0001M + 6.100%), 08/25/2049	10,611,167	0.4
29,685,221	(7)	Freddie Mac REMICS 4909 SJ, 4.023%, (-1.000*US0001M + 6.050%), 09/14/2036	5,735,119	0.2
9,123,050	(7)	Freddie Mac REMICS 4910 SD, 4.023%, (-1.000*US0001M + 6.050%), 06/15/2049	1,943,872	0.1
26,582,959	(7)	Freddie Mac REMICS 4910 SH, 4.023%, (-1.000*US0001M + 6.050%), 09/25/2049	5,949,806	0.2
37,240,000	(7)	Freddie Mac REMICS 4924 SY, 3.910%, (-1.000*US0001M + 6.050%), 10/25/2049	8,485,566	0.3
2,481,344	(1),(3)	Galton Funding Mortgage Trust 2019-1 B1, 4.250%, 02/25/2059	2,626,279	0.1
1,985,076	(1),(3)	Galton Funding Mortgage Trust 2019-1 B2, 4.500%, 02/25/2059	2,125,628	0.1
938,947	(1),(3)	Galton Funding Mortgage Trust 2017-2 A21, 4.000%, 06/25/2059	951,223	0.0
6,591,903	(7)	Ginnie Mae 2007-59 SC, 4.456%, (-1.000*US0001M + 6.500%), 07/20/2037	1,276,033	0.1
254,111	(7)	Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161%), 10/16/2039	63,318	0.0
40,879,578	(7)	Ginnie Mae 2013-130 SB, 2.950%, (-1.000*US0001M + 5.050%), 09/16/2043	5,747,742	0.2
592,810	(7)	Ginnie Mae Series 2008-40 SA, 4.373%, (-1.000*US0001M + 6.400%), 05/16/2038	112,473	0.0
1,042,909	(7)	Ginnie Mae Series 2009-116 SJ, 4.453%, (-1.000*US0001M + 6.480%), 12/16/2039	218,223	0.0
1,007,482	(7)	Ginnie Mae Series 2010-4 SL, 4.373%, (-1.000*US0001M + 6.400%), 01/16/2040	192,985	0.0
290,203	(7)	Ginnie Mae Series 2010-98 QS, 4.556%, (-1.000*US0001M + 6.600%), 01/20/2040	29,449	0.0

See Accompanying Notes to Financial Statements

86

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,730,198	(7)	Ginnie Mae Series 2011-101 BI, 0.650%, (-1.000*US0001M + 6.650%), 11/20/2037	64,302	0.0
8,434,944	(7)	Ginnie Mae Series 2011-25 AS, 4.016%, (-1.000*US0001M + 6.060%), 02/20/2041	1,506,850	0.1
53,740	(7)	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/2041	5,927	0.0
4,183,315	(7)	Ginnie Mae Series 2013-103 DS, 4.106%, (-1.000*US0001M + 6.150%), 07/20/2043	770,570	0.0
170,338	(7)	Ginnie Mae Series 2013-134 DS, 4.056%, (-1.000*US0001M + 6.100%), 09/20/2043	31,202	0.0
387,954	(7)	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/2043	60,947	0.0
33,897,512	(7)	Ginnie Mae Series 2015-144 SA, 4.156%, (-1.000*US0001M + 6.200%), 10/20/2045	7,368,807	0.3
6,182,151	(7)	Ginnie Mae Series 2015-69 IL, 0.200%, (-1.000*US0001M + 6.700%), 07/20/2034	47,951	0.0
337,223	(7)	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/2044	52,354	0.0
1,044,277	(7)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/2044	142,488	0.0
12,881,978	(7)	Ginnie Mae Series 2018-153 SQ, 4.156%, (-1.000*US0001M + 6.200%), 11/20/2048	2,311,228	0.1
40,739,200	(7)	Ginnie Mae Series 2018-93 SJ, 4.156%, (-1.000*US0001M + 6.200%), 07/20/2048	5,234,698	0.2
23,451,102	(7)	Ginnie Mae Series 2019-89 SC, 4.056%, (-1.000*US0001M + 6.100%), 07/20/2049	5,132,968	0.2
1,206,587	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 A1, 4.000%, 08/25/2049	1,227,533	0.1
1,823,854	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 B3, 4.317%, 08/25/2049	1,929,017	0.1
1,779,430	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	1,808,762	0.1
4,008,929	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B2, 4.507%, 11/25/2049	4,376,572	0.2
3,987,992	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.507%, 11/25/2049	4,190,876	0.2

543,063		HarborView Mortgage Loan Trust 2006-14 2A1A, 2.207%, (US0001M + 0.150%), 01/25/2047	540,313	0.0
622,946		HarborView Mortgage Loan Trust 2007-5 A1A, 2.247%, (US0001M + 0.190%), 09/19/2037	607,699	0.0
3,015		HomeBanc Mortgage Trust 2004-1 2A, 2.878%, (US0001M + 0.860%), 08/25/2029	2,929	0.0
27,637		HomeBanc Mortgage Trust 2005-3 A2, 2.328%, (US0001M + 0.310%), 07/25/2035	27,747	0.0
2,232,871	(1),(3)	Homeward Opportunities Fund I Trust 2019-2 A3, 3.007%, 09/25/2059	2,235,534	0.1
91,659		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 2.228%, (US0001M + 0.210%), 04/25/2046	87,212	0.0
968,849	(1),(3)	JP Morgan Mortgage Trust 2014-5 B3, 2.982%, 10/25/2029	955,828	0.0
2,248,039	(1),(3)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	2,273,269	0.1
1,956,582	(1),(3)	JP Morgan Mortgage Trust 2017-5 B1, 3.178%, 10/26/2048	2,004,520	0.1
1,243,071	(1),(3)	JP Morgan Mortgage Trust 2018-6 1A10, 3.500%, 12/25/2048	1,257,897	0.1
3,920,658	(1),(3)	JP Morgan Mortgage Trust 2018-8 B2, 4.221%, 01/25/2049	4,199,861	0.2
1,000,000	(1),(3)	JP Morgan Mortgage Trust 2019-7 B3A, 3.505%, 12/31/2049	1,003,429	0.0
3,979,242	(1),(3)	JP Morgan Mortgage Trust 2019-INV1 B2, 5.165%, 10/25/2049	4,429,091	0.2
2,000,000	(1),(3)	JP Morgan Mortgage Trust 2019-INV2 A15, 3.500%, 02/25/2050	2,013,199	0.1
1,967,347	(1),(3)	JP Morgan Mortgage Trust 2019-LTV2 B2, 4.836%, 12/25/2049	2,189,053	0.1
2,101,190	(1),(3)	JP Morgan Trust 2015-3 B4, 3.662%, 05/25/2045	2,168,250	0.1
2,027,145	(1),(3)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	2,068,607	0.1
1,124,753	(1),(3)	J.P. Morgan Mortgage Trust 2019-2 B1, 4.668%, 08/25/2049	1,234,478	0.1
2,725,173	(1),(3)	J.P. Morgan Mortgage Trust 2019-2 B2, 4.668%, 08/25/2049	2,924,131	0.1

See Accompanying Notes to Financial Statements

87

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

4,367,646	(1),(3)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	4,469,019	0.2
2,376,865	(1),(3)	J.P. Morgan Mortgage Trust 2019-LTV1 B1, 4.906%, 06/25/2049	2,696,739	0.1
1,881,685	(1),(3)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.906%, 06/25/2049	2,052,257	0.1
2,209,201	(3)	JP Morgan Mortgage Trust 2005-A4 B1, 4.538%, 07/25/2035	2,251,127	0.1
98,321		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/2036	77,837	0.0
248,843		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	215,896	0.0
549,964		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/2036	391,082	0.0
641,485	(1),(3)	JP Morgan Mortgage Trust 2016-1 B3, 3.875%, 05/25/2046	666,269	0.0
2,095,000	(1),(3)	JP Morgan Mortgage Trust 2016-1 B4, 3.875%, 05/25/2046	2,088,019	0.1
4,419,245	(1),(3)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	4,474,879	0.2
1,537,719	(1),(3)	JP Morgan Mortgage Trust 2017-3 B1, 3.856%, 08/25/2047	1,630,085	0.1
1,139,051	(1),(3)	JP Morgan Mortgage Trust 2017-3 B2, 3.856%, 08/25/2047	1,159,184	0.1
500,000	(1),(3)	JP Morgan Mortgage Trust 2017-4 A7, 3.500%, 11/25/2048	525,171	0.0
579,149	(1),(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.837%, 12/25/2048	595,646	0.0
2,381,679	(1),(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.757%, 06/25/2048	2,469,842	0.1
3,876,732	(1),(3)	JP Morgan Mortgage Trust 2018-3 B1, 3.771%, 09/25/2048	4,063,978	0.2
2,422,957	(1),(3)	JP Morgan Mortgage Trust 2018-3 B3, 3.771%, 09/25/2048	2,499,236	0.1
485,787	(1),(3)	JP Morgan Mortgage Trust 2018-4 B1, 3.788%, 10/25/2048	509,985	0.0
485,787	(1),(3)	JP Morgan Mortgage Trust 2018-4 B2, 3.788%, 10/25/2048	502,281	0.0
1,944,521	(1),(3)	JP Morgan Mortgage Trust 2018-6C B2, 3.984%, 12/25/2048	2,035,050	0.1
3,372,321	(1),(3)	JP Morgan Mortgage Trust 2018-8 A3, 4.000%, 01/25/2049	3,448,411	0.1
8,412,751	(1),(3)	JP Morgan Mortgage Trust 2018-8 B1, 4.221%, 01/25/2049	9,137,937	0.4

994,811	(1),(3)	JP Morgan Mortgage Trust 2018-9 B2, 4.472%, 02/25/2049	1,076,912	0.1
1,962,152	(1),(3)	JP Morgan Mortgage Trust 2018-9 B3, 4.472%, 02/25/2049	2,081,748	0.1
3,599,184	(1),(3)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	3,662,678	0.2
2,901,034	(1),(3)	JP Morgan Mortgage Trust 2019-3 A3, 4.000%, 09/25/2049	2,950,555	0.1
9,619,908	(1),(3)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	9,858,947	0.4
1,965,649	(1),(3)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	2,000,673	0.1
6,490,179	(1),(3)	JP Morgan Mortgage Trust 2019-6 B2, 4.271%, 12/25/2049	6,944,769	0.3
6,380,182	(1),(3)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	6,536,943	0.3
1,994,270	(1),(3)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.836%, 12/25/2049	2,185,914	0.1
6,191,293,825	(1),(7)	L Street Securities 2017-PM1 XIO, 4.277%, 10/25/2048	7,113,797	0.3
74,310		Lehman XS Trust Series 2005-5N 1A2, 2.378%, (US0001M + 0.360%), 11/25/2035	71,560	0.0
1,158,941	(1),(3)	Mello Mortgage Capital Acceptance 2018-MTG2 A1, 4.477%, 10/25/2048	1,237,857	0.1
655,000		Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 3.818%, (US0001M + 1.800%), 09/25/2035	644,064	0.0
1,307,733		Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 2.168%, (US0001M + 0.150%), 08/25/2036	598,747	0.0
436,514	(1),(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	467,682	0.0
1,400,000	(1),(3)	New Residential Mortgage Loan Trust 2019-NQM2 M1, 4.267%, 04/25/2049	1,433,938	0.1
1,060,552	(1),(3)	New Residential Mortgage Loan Trust 2019-NQM3 A3, 3.086%, 07/25/2049	1,064,064	0.1
2,324,232	(1),(3)	OBX 2019-EXP1 1A3 Trust, 4.000%, 01/25/2059	2,371,344	0.1
907,454	(1),(3)	OBX 2019-EXP2 1A3 Trust, 4.000%, 07/25/2059	927,214	0.0

See Accompanying Notes to Financial Statements

88

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

3,631,752	(1),(3)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	3,722,228	0.2
40,842		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	37,955	0.0
2,671,188	(3)	Sequoia Mortgage Trust 2013-3 B3, 3.518%, 03/25/2043	2,733,066	0.1
500,311	(1)	Sequoia Mortgage Trust 2013-9 B1, 3.500%, 07/25/2043	514,572	0.0
1,593,384	(1),(3)	Sequoia Mortgage Trust 2015-1 B1, 3.880%, 01/25/2045	1,668,289	0.1
1,216,600	(1),(3)	Sequoia Mortgage Trust 2018-6 B1, 4.207%, 07/25/2048	1,300,811	0.1
775,975	(1),(3)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.496%, 02/25/2048	836,879	0.0
581,981	(1),(3)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.496%, 02/25/2048	622,936	0.0
3,400,000	(1),(3)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	3,660,703	0.2
2,112,280	(1),(3)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	2,162,910	0.1
4,238,282	(1),(3)	Sequoia Mortgage Trust 2019-2 A1, 4.000%, 06/25/2049	4,342,416	0.2
1,795,191	(1),(3)	Sequoia Mortgage Trust 2019-2 B2, 4.258%, 06/25/2049	1,898,201	0.1
1,695,017	(1),(3)	Sequoia Mortgage Trust 2019-2 B3, 4.258%, 06/25/2049	1,759,820	0.1
6,200,000	(1),(3)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	6,281,697	0.3
2,175,632	(1),(3)	Sequoia Mortgage Trust 2019-CH1 A1, 4.500%, 03/25/2049	2,222,432	0.1
2,677,339	(1),(3)	Sequoia Mortgage Trust 2019-CH1 B1B, 5.062%, 03/25/2049	3,019,165	0.1
990,506	(1),(3)	Sequoia Mortgage Trust 2019-CH1 B2B, 5.062%, 03/25/2049	1,105,560	0.1
4,601,520	(1),(3)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	4,805,279	0.2
2,888,993	(1)	Sequoia Mortgage Trust 2013-9 B2, 3.500%, 07/25/2043	2,977,109	0.1
1,617,247	(1),(3)	Sequoia Mortgage Trust 2017-1 B2, 3.631%, 02/25/2047	1,673,974	0.1
2,000,000	(1),(3),(5)	Sequoia Mortgage Trust 2019-CH3 B1B, 4.525%, 09/25/2049	2,160,000	0.1
2,420,216	(1),(3)	Shellpoint Co-Originator Trust 2017-2 B2, 3.726%, 10/25/2047	2,340,619	0.1

3,208,438	(1),(3)	Shellpoint Co-Originator Trust 2017-2 B3, 3.726%, 10/25/2047	3,003,165	0.1
3,670,973	(1),(3)	Starwood Mortgage Residential Trust 2019-1 A3, 3.299%, 06/25/2049	3,687,642	0.2
76,535	(3)	Structured Adjustable Rate Mortgage Loan Trust 2005-4 3A1, 4.492%, 03/25/2035	78,227	0.0
600,000	(1),(3)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	600,362	0.0
4,000,000	(1),(3)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	4,035,992	0.2
2,100,000	(1),(3)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	2,132,322	0.1
3,000,000	(1),(3)	Verus Securitization Trust 2018-3 M1, 4.595%, 10/25/2058	3,090,934	0.1
3,262,523	(1),(3)	Verus Securitization Trust 2019-1 A2, 3.938%, 02/25/2059	3,302,460	0.1
3,824,861	(1),(6)	Verus Securitization Trust 2019-3 A2, 2.938% (Step Rate @ 3.938% on 07/25/2023), 07/25/2059	3,830,480	0.2
3,814,102	(1),(3)	Verus Securitization Trust 2019-INV2 A2, 3.117%, 07/25/2059	3,833,796	0.2
136,394	(3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.303%, 10/25/2036	128,517	0.0
321,273	(3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.505%, 06/25/2034	327,524	0.0
1,987,664	(3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR7 A6, 4.556%, 07/25/2034	2,053,672	0.1
150,915,760	(3)	WaMu Mortgage Pass-Through Certificates Series 2005-AR1 X Trust, 1.032%, 01/25/2045	4,222,004	0.2
334,037	(3)	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 4.176%, 09/25/2035	340,234	0.0
48,477,466	(3)	WaMu Mortgage Pass-Through Certificates Series 2005-AR2 X Trust, 1.018%, 01/25/2045	2,175,160	0.1

See Accompanying Notes to Financial Statements

89

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

21,897	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.869%, 10/25/2036	21,589	0.0
145,050	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.601%, 11/25/2036	140,518	0.0
557,441	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.601%, 11/25/2036	540,024	0.0
79,843	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.719%, 12/25/2036	77,090	0.0
74,473	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.881%, 08/25/2046	72,354	0.0
135,262	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.823%, 12/25/2036	135,734	0.0
622,407	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.567%, 03/25/2037	590,904	0.0
13,313	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.536%, 04/25/2037	12,273	0.0
74,965	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.598%, 07/25/2037	68,714	0.0
805,090		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 2.918%, (US0001M + 0.900%), 11/25/2035	683,507	0.0
853,809		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A9, 6.000%, 11/25/2035	848,318	0.0
807,133		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	753,629	0.0
1,058,294		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	1,036,533	0.0

196,976		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	195,936	0.0
918,933		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 2.618%, (US0001M + 0.600%), 07/25/2036	508,731	0.0
2,332,327		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 3A Trust, 3.386%, (12MTA + 0.940%), 07/25/2046	1,742,277	0.1
1,032,693		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.406%, (12MTA + 0.960%), 08/25/2046	778,589	0.0
54,714		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.448%, (US0001M + 0.430%), 06/25/2037	45,235	0.0
770,022		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	782,331	0.0
1,343,637	(3)	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 4.714%, 09/25/2036	1,373,550	0.1
339,873	(3)	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 4.706%, 10/25/2036	344,059	0.0
24,993	(3)	Wells Fargo Mortgage Backed Securities 2006-AR6 3A1, 4.912%, 03/25/2036	25,259	0.0
71,459	(3)	Wells Fargo Mortgage Backed Securities 2006-AR7 2A4, 5.102%, 05/25/2036	74,586	0.0
225,567	(3)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.674%, 12/28/2037	224,346	0.0
3,301,613	(1),(3)	Wells Fargo Mortgage Backed Securities 2018-1 B1, 3.700%, 07/25/2047	3,431,751	0.1
3,810,050	(1),(3)	Wells Fargo Mortgage Backed Securities 2019-2 A1 Trust, 4.000%, 04/25/2049	3,894,137	0.2

See Accompanying Notes to Financial Statements

90

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

	730,941	(1),(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.784%, 08/20/2045	742,186	0.0

		Total Collateralized Mortgage Obligations (Cost $598,225,059)		622,616,777	25.1

U.S. TREASURY OBLIGATIONS: 3.9%
			Treasury Inflation Indexed Protected Securities: 3.8%
	65,273,831		0.250%,07/15/2029	66,016,560	2.6
	27,577,225		0.875%,01/15/2029	29,330,651	1.2
				95,347,211	3.8

			U.S. Treasury Bonds: 0.1%
	1,282,000		2.875%,05/15/2049	1,496,735	0.1

		Total U.S. Treasury Obligations (Cost $95,908,798)		96,843,946	3.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.1%
			Federal Home Loan Mortgage Corporation: 0.3%(10)
	6,274,077		3.500%,05/01/2049	6,450,779	0.3

			Government National Mortgage Association: 2.9%
	45,750,000	(11)	3.000%,11/20/2049	46,913,408	1.9
	24,386,000	(11)	4.000%,11/20/2049	25,355,725	1.0
				72,269,133	2.9

			Uniform Mortgage-Backed Security: 4.9%
	13,625,000	(11)	3.000%,11/18/2034	13,927,837	0.6
	13,200,000	(11)	3.000%,11/25/2049	13,393,875	0.5
	39,400,000	(11)	3.500%,10/25/2049	40,426,554	1.6
	34,207,000	(11)	4.500%,10/25/2049	36,026,920	1.5
	16,805,862		3.500%,08/01/2049	17,266,681	0.7
	7,017		5.500%,10/01/2039	7,925	0.0
				121,049,792	4.9

		Total U.S. Government Agency Obligations (Cost $199,406,517)		199,769,704	8.1

SOVEREIGN BONDS: 3.0%
	1,075,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	454,467	0.0
BRL	58,000,000		Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	16,724,730	0.7
	1,500,000		Brazilian Government International Bond, 6.000%, 04/07/2026	1,734,255	0.1
	2,700,000		Colombia Government International Bond, 3.875%, 04/25/2027	2,868,750	0.1
EUR	1,875,000		Croatia Government International Bond, 1.125%, 06/19/2029	2,173,874	0.1
	800,000		Croatia Government International Bond, 5.500%, 04/04/2023	887,231	0.0

	500,000	(2)	Dominican Republic International Bond, 6.000%, 07/19/2028	546,880	0.0
	1,725,000		Dominican Republic International Bond, 6.875%, 01/29/2026	1,951,423	0.1
	300,000		Ecuador Government International Bond, 7.875%, 01/23/2028	285,378	0.0
	1,700,000		Egypt Government International Bond, 5.875%, 06/11/2025	1,744,156	0.1
	425,000		Egypt Government International Bond, 7.500%, 01/31/2027	457,676	0.0
	250,000		Egypt Government International Bond, 7.500%, 01/31/2027	269,221	0.0
IDR	90,789,000,000		Indonesia Treasury Bond, 8.375%, 04/15/2039	6,749,534	0.3
	1,342,000		Ivory Coast Government International Bond, 5.750%, 12/31/2032	1,321,085	0.1
	650,000		Jordan Government International Bond, 6.125%, 01/29/2026	683,159	0.0
	1,350,000	(1)	Kenya Government International Bond, 7.000%, 05/22/2027	1,404,000	0.1
	500,000	(1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	531,817	0.0
	1,600,000		Mexico Government International Bond, 4.500%, 04/22/2029	1,740,416	0.1
	600,000		Oman Government International Bond, 6.000%, 08/01/2029	598,284	0.0
	600,000		Panama Government International Bond, 3.160%, 01/23/2030	619,800	0.0
	500,000		Panama Government International Bond, 9.375%, 04/01/2029	769,380	0.0
PEN	9,681,000	(1)	Peru Government Bond, 6.150%, 08/12/2032	3,293,329	0.1
PEN	9,681,000		Peru Government Bond, 6.850%, 02/12/2042	3,518,416	0.2
	750,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	804,000	0.0
	1,800,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.450%, 02/20/2029	1,989,000	0.1
	450,000		Nigeria Government International Bond, 6.500%, 11/28/2027	456,093	0.0
	700,000		Republic of South Africa Government International Bond, 4.300%, 10/12/2028	677,236	0.0
	750,000		Republic of South Africa Government International Bond, 4.850%, 09/30/2029	748,342	0.0

See Accompanying Notes to Financial Statements

91

voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

RUB	557,160,000		Russian Federal Bond - OFZ, 7.250%, 05/10/2034	8,676,164	0.4
	800,000		Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	857,346	0.0
	500,000		Saudi Government International Bond, 3.625%, 03/04/2028	530,957	0.0
	2,000,000		Saudi Government International Bond, 4.500%, 04/17/2030	2,274,000	0.1
	1,300,000		South Africa Government International Bond, 5.875%, 09/16/2025	1,418,612	0.1
	950,000		Sri Lanka Government International Bond, 6.350%, 06/28/2024	953,382	0.1
	325,000		Turkey Government International Bond, 7.250%, 12/23/2023	344,244	0.0
	550,000		Turkey Government International Bond, 7.375%, 02/05/2025	585,304	0.0
	450,000		Ukraine Government International Bond, 7.375%, 09/25/2032	452,812	0.0
	975,000		Ukraine Government International Bond, 7.750%, 09/01/2023	1,027,101	0.1

		Total Sovereign Bonds
		(Cost $73,298,881)		73,121,854	3.0

	COMMERCIAL MORTGAGE-BACKED SECURITIES: 19.4%
	1,760,000	(1)	AREIT 2019-CRE3 A Trust, 3.048%, (US0001M + 1.020%), 09/14/2036	1,763,740	0.1
	5,000,000	(1)	Atrium Hotel Portfolio Trust 2018-ATRM C, 3.678%, (US0001M + 1.650%), 06/15/2035	5,008,283	0.2
	5,000,000	(1)	Austin Fairmont Hotel Trust 2019-FAIR E, 4.500%, (US0001M + 2.250%), 09/15/2032	5,001,016	0.2
	6,700,000	(1)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	5,317,468	0.2
	5,320,000	(1),(3),(7)	BANK 2017-BNK4 XE, 1.630%, 05/15/2050	512,319	0.0
	1,500,000	(1),(3)	BANK 2017-BNK5 D, 3.078%, 06/15/2060	1,382,252	0.1
	1,600,000	(1),(3)	BANK 2017-BNK6 E, 2.792%, 07/15/2060	1,129,280	0.1
	16,600,000	(1),(3),(7)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	1,625,525	0.1
	4,500,000	(1)	BANK 2018-BNK14 D, 3.000%, 09/15/2060	4,273,964	0.2
	51,254,751	(3),(7)	BANK 2019-BN17 XA, 1.190%, 04/15/2052	4,259,014	0.2
	10,308,355	(3),(7)	BANK 2019-BNK16 XA, 1.129%, 02/15/2052	746,709	0.0
	29,461,112	(3),(7)	Bank 2019-BNK19 XA, 1.100%, 08/15/2061	2,290,784	0.1

2,480,000	(1)	BANK 2017-BNK6 D, 3.100%, 07/15/2060	2,315,345	0.1
3,799,000	(1),(3)	BAMLL Commercial Mortgage Securities Trust 2016-FR14 C, 1.335%, 02/27/2048	3,659,664	0.2
1,000,000	(1),(3)	BAMLL RE-Remic Trust 2014-FRR8 A, 2.170%, 11/26/2047	909,328	0.0
104,604,592	(3),(7)	Benchmark 2018-B7 XA Mortgage Trust, 0.604%, 05/15/2053	3,404,566	0.1
53,322,751	(3),(7)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.395%, 03/15/2062	4,936,140	0.2
42,285,000	(1),(3),(7)	BENCHMARK 2019-B10 XB Mortgage Trust, 1.063%, 03/15/2062	3,303,232	0.1
43,960,421	(3),(7)	Benchmark 2019-B12 XA Mortgage Trust, 1.207%, 08/15/2052	3,401,354	0.1
3,090,000	(1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	2,867,131	0.1
7,330,000	(1),(3),(7)	Benchmark 2019-B9 XD Mortgage Trust, 2.169%, 03/15/2052	1,162,273	0.1
77,469,605	(3),(7)	BMARK 2018-B4 XA, 0.692%, 07/15/2051	2,771,483	0.1
2,420,000	(1)	BHP Trust 2019-BXHP D, 3.799%, (US0001M + 1.771%), 08/15/2036	2,417,252	0.1
6,190,000	(1)	BHP Trust 2019-BXHP E, 4.595%, (US0001M + 2.568%), 08/15/2036	6,195,993	0.3
1,650,000	(1)	BX Trust 2019-MMP E, 3.928%, (US0001M + 1.900%), 08/15/2036	1,652,269	0.1
2,580,000	(1)	BXMT 2017-FL1 C Ltd., 3.975%, (US0001M + 1.950%), 06/15/2035	2,586,476	0.1
1,500,000	(1)	BXMT 2017-FL1 D Ltd., 4.725%, (US0001M + 2.700%), 06/15/2035	1,505,622	0.1
4,990,000	(1),(3)	CALI Mortgage Trust 2019-101C E, 4.469%, 03/10/2039	5,396,927	0.2
1,010,000	(1)	CAMB Commercial Mortgage Trust 2019-LIFE F, 4.578%, (US0001M + 2.550%), 12/15/2037	1,021,021	0.0
92,441,734	(3),(7)	Cantor Commercial Real Estate Lending 2019-CF1 XA, 1.305%, 05/15/2052	7,951,755	0.3
90,740,000	(3),(7)	Cantor Commercial Real Estate Lending 2019-CF2 XA, 1.376%, 11/15/2052	8,415,400	0.3
8,182,744	(3),(7)	CD 2016-CD1 Mortgage Trust XA, 1.548%, 08/10/2049	602,703	0.0
14,660,000	(1),(3),(7)	CD 2016-CD1 Mortgage Trust XB, 0.814%, 08/10/2049	645,207	0.0

See Accompanying Notes to Financial Statements

92

voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,140,256	(1),(3)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.272%, 04/15/2044	1,976,103	0.1
1,000,000	(1),(3)	Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.262%, 11/10/2046	1,041,193	0.0
4,826,000	(1),(3)	Citigroup Commercial Mortgage Trust 2014-GC19 E, 4.762%, 03/10/2047	4,816,360	0.2
6,030,000	(1),(3)	Citigroup Commercial Mortgage Trust 2014-GC19 F, 3.665%, 03/10/2047	5,241,245	0.2
3,425,000	(1),(3)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.262%, 03/10/2047	3,703,751	0.2
2,130,000	(1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	1,901,260	0.1
3,080,000	(1)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	2,817,670	0.1
27,690,876	(3),(7)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.260%, 10/12/2050	1,817,579	0.1
12,040,000	(1),(3)	Citigroup Commercial Mortgage Trust 2016-P4 E, 4.881%, 07/10/2049	10,805,239	0.4
5,790,000	(1),(3)	Citigroup Commercial Mortgage Trust 2016-P4 F, 4.881%, 07/10/2049	4,641,420	0.2
40,984,027	(3),(7)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.190%, 08/10/2056	3,290,702	0.1
11,060,000	(1),(3)	COMM 2014-LC15 D Mortgage Trust, 5.154%, 04/10/2047	11,340,289	0.5
3,000,000	(3)	COMM 2012-CCRE2 C Mortgage Trust, 4.992%, 08/15/2045	3,115,580	0.1
3,938,433	(3),(7)	COMM 2012-CR1 XA, 2.036%, 05/15/2045	153,552	0.0
11,096,930	(3),(7)	COMM 2012-CR3 XA, 2.021%, 10/15/2045	491,873	0.0
873,119	(3),(7)	COMM 2012-CR4 XA, 1.912%, 10/15/2045	38,336	0.0
7,065,861	(1),(3),(7)	COMM 2012-LTRT XA, 1.080%, 10/05/2030	152,916	0.0
2,200,000	(1),(3)	COMM 2013-LC6 D Mortgage Trust, 4.404%, 01/10/2046	2,257,826	0.1
11,136,333	(3),(7)	COMM 2016-COR1 XA, 1.588%, 10/10/2049	808,069	0.0
2,820,255	(3),(7)	COMM 2016-CR28 XA, 0.754%, 02/10/2049	92,407	0.0
1,000,000	(3)	COMM 2017-COR2 C, 4.714%, 09/10/2050	1,086,461	0.0

21,488,316	(3),(7)	COMM 2017-COR2 XA, 1.327%, 09/10/2050	1,629,571	0.1
3,962,000	(1),(3)	Core Industrial Trust 2015-TEXW E, 3.977%, 02/10/2034	4,013,019	0.2
3,840,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 4.678%, (US0001M + 2.650%), 05/15/2036	3,859,869	0.2
1,430,000	(3)	Csail 2015-C2 C Commercial Mortgage Trust, 4.341%, 06/15/2057	1,405,230	0.1
3,450,000	(1)	CSWF 2018-TOP F, 4.778%, (US0001M + 2.750%), 08/15/2035	3,463,043	0.1
2,314,968	(1),(3)	DBUBS 2011-LC1A F Mortgage Trust, 5.885%, 11/10/2046	2,390,420	0.1
5,000,000	(1),(3)	DBUBS 2011-LC2A D, 5.714%, 07/10/2044	5,211,874	0.2
2,450,000	(1),(3)	DBUBS 2011-LC2 E Mortgage Trust, 5.714%, 07/10/2044	2,492,284	0.1
5,000,000	(1)	DBWF 2018-GLKS D Mortgage Trust, 4.457%, (US0001M + 2.400%), 11/19/2035	5,014,089	0.2
4,800,000	(1),(3)	DBJPM 16-C3 F Mortgage Trust, 4.383%, 08/10/2049	3,886,853	0.2
4,160,000	(1)	Exantas Capital Corp. 2019-RSO7 D Ltd., 4.725%, (US0001M + 2.700%), 04/15/2036	4,191,130	0.2
6,617,598	(3),(7)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.539%, 02/25/2020	138,678	0.0
16,928,081	(3),(7)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X3, 3.307%, 02/25/2042	826,798	0.0
7,470,000	(3),(7)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.852%, 12/25/2041	485,187	0.0
8,937,711	(3),(7)	Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 2.081%, 02/25/2041	327,846	0.0
20,330,706	(3),(7)	Freddie Mac Multifamily Structured Pass Through Certificates KC01 X3, 3.967%, 01/25/2026	2,157,425	0.1
665,689	(1),(7)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	1,118	0.0
203,197,429	(1),(7)	FREMF Mortgage Trust 2014-K714 X2B, 0.100%, 01/25/2047	193,789	0.0

See Accompanying Notes to Financial Statements

93

voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,000,000	(1)	GPT 2018-GPP E Mortgage Trust, 4.498%, (US0001M + 2.470%), 06/15/2035	995,318	0.0
2,000,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR F, 4.128%, (US0001M + 2.100%), 07/15/2035	1,994,984	0.1
3,500,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR G, 4.628%, (US0001M + 2.600%), 07/15/2035	3,497,779	0.1
1,010,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	1,015,943	0.0
3,080,000	(3)	GS Mortgage Securities Trust 2012-GCJ7 C, 5.875%, 05/10/2045	3,253,014	0.1
6,070,000	(1),(3)	GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/2045	4,633,477	0.2
1,330,000	(1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	1,125,133	0.1
6,670,000	(1),(3)	GS Mortgage Securities Trust 2016-GS4 D, 3.233%, 11/10/2049	6,305,565	0.3
15,441,913	(3),(7)	GS Mortgage Securities Trust 2019-GC38 XA, 1.126%, 02/10/2052	1,151,735	0.1
3,760,000	(1),(3)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.668%, 07/10/2052	3,788,450	0.2
2,880,000	(1),(3)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.668%, 07/10/2052	2,834,816	0.1
41,222,553	(3),(7)	GS Mortgage Securities Trust 2019-GC40 XA, 1.234%, 07/10/2052	3,387,385	0.1
2,000,000	(1)	GS Mortgage Securities Corp. Trust 2018-LUAU D, 4.028%, (US0001M + 2.000%), 11/15/2032	2,006,389	0.1
6,200,000	(1)	Hawaii Hotel Trust 2019-MAUI F, 4.778%, (US0001M + 3.000%), 05/15/2038	6,243,626	0.3
180,000	(1),(3)	IMT Trust 2017-APTS EFX, 3.613%, 06/15/2034	180,049	0.0
1,800,000	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2019-BKWD E, 4.650%, (US0001M + 2.600%), 09/15/2029	1,805,066	0.1

2,845,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 D, 5.554%, 08/15/2046	2,903,109	0.1
9,560,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 E, 3.867%, 01/15/2047	9,128,073	0.4
3,760,000	(1),(3)	JPMCC Re-REMIC Trust 2015-FRR2 AK36, 2.215%, 12/27/2046	3,598,089	0.1
5,910,000	(1)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT FFX, 5.542%, 07/05/2033	6,144,168	0.3
5,440,000	(1)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP E, 4.128%, (US0001M + 2.160%), 07/15/2036	5,461,770	0.2
1,953	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.542%, 06/12/2041	1,961	0.0
500,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 C, 5.582%, 07/15/2046	522,302	0.0
6,150,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 F, 3.873%, 07/15/2046	6,195,510	0.3
5,000,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	5,016,281	0.2
5,333,083	(3),(7)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.650%, 06/15/2045	135,939	0.0
2,000,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 D, 4.253%, 12/15/2047	2,068,931	0.1
5,500,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 E, 3.500%, 12/15/2047	5,295,879	0.2
1,000,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.201%, 01/15/2046	1,024,949	0.0

See Accompanying Notes to Financial Statements

94

voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

7,470,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	7,091,639	0.3
26,755,183	(3),(7)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.134%, 07/15/2047	718,775	0.0
1,000,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.372%, 11/15/2045	1,068,476	0.0
2,549,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 5.055%, 01/15/2047	2,690,390	0.1
1,405,000	(3)	JPMBB Commercial Mortgage Securities Trust 2014-C21 C, 4.813%, 08/15/2047	1,471,352	0.1
2,440,000	(1)	JPMBB Commercial Mortgage Securities Trust 2014-C26 E, 4.000%, 01/15/2048	2,111,617	0.1
62,788,066	(3),(7)	JPMBB Commercial Mortgage Securities Trust 2015-C27 XA, 1.434%, 02/15/2048	2,677,798	0.1
60,659,169	(3),(7)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.251%, 10/15/2048	2,236,455	0.1
21,495,199	(3),(7)	JPMDB Commercial Mortgage Securities Trust 2017-C7 XA, 1.045%, 10/15/2050	1,182,788	0.1
944,215	(3)	LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	945,290	0.0
13,723,922	(1),(3),(7)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.263%, 03/10/2050	567,425	0.0
12,149,629	(3),(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 XA, 1.152%, 11/15/2046	409,874	0.0
14,733,585	(3),(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.164%, 12/15/2047	596,905	0.0
2,980,000	(1),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 5.074%, 04/15/2047	3,161,408	0.1
7,689,000	(1)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 D, 3.389%, 10/15/2047	7,234,089	0.3
1,000,000	(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 C, 4.613%, 02/15/2048	1,062,162	0.0

15,757,219	(3),(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XA, 0.958%, 11/15/2052	807,622	0.0
270,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.554%, 09/15/2047	279,868	0.0
5,970,000	(1)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	5,914,688	0.2
4,268,000	(1)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	4,157,822	0.2
4,220,000	(1)	Morgan Stanley Capital I Trust 2011-C1 M, 4.193%, 09/15/2047	4,085,698	0.2
4,841,000	(1),(3)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	4,493,929	0.2
25,660,000	(1),(3),(7)	Morgan Stanley Capital I Trust 2018-L1 XD, 1.956%, 10/15/2051	3,649,922	0.2
910,000		Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	835,240	0.0
38,506,195	(3),(7)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.936%, 12/15/2050	2,058,464	0.1
8,220,000		Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25 D, 3.068%, 10/15/2048	7,992,890	0.3
3,519,000	(1)	PFP 2017-4 E Ltd., 6.878%, (US0001M + 4.850%), 07/14/2035	3,572,084	0.1
8,091,000	(1)	Prima Capital CRE Securitization 2019-RK1 DD Ltd., 3.500%, 04/15/2038	7,782,882	0.3
4,470,000	(1),(3)	Ready Capital Mortgage Trust 2019-5 D, 5.651%, 02/25/2052	4,635,949	0.2
2,673,000	(1)	Shelter Growth CRE 2018-FL1 D Issuer Ltd., 5.028%, (US0001M + 3.000%), 01/15/2035	2,688,032	0.1
3,717,450	(1)	SLIDE 2018-FUN E, 4.328%, (US0001M + 2.300%), 06/15/2031	3,749,815	0.2
3,605,537	(1)	SLIDE 2018-FUN F, 5.028%, (US0001M + 3.000%), 06/15/2031	3,643,841	0.2
1,000,000	(1),(3)	UBS Commercial Mortgage Trust 2017-C5, 4.462%, 11/15/2050	991,334	0.0
45,988,493	(3),(7)	UBS Commercial Mortgage Trust 2019-C16 XA, 1.730%, 04/15/2052	5,147,547	0.2
8,329,649	(1)	Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/2058	7,069,970	0.3

See Accompanying Notes to Financial Statements

95

voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

78,780,000	(3),(7)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XB, 0.627%, 11/15/2049	2,902,090	0.1
20,847,766	(3),(7)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 1.122%, 10/15/2050	1,217,833	0.1
2,464,134	(1)	Wells Fargo Commercial Mortgage Trust 2018-BXI E, 4.184%, (US0001M + 2.157%), 12/15/2036	2,480,280	0.1
8,430,000	(1)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	7,559,441	0.3
380,774	(1),(3),(7)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.978%, 08/15/2045	15,415	0.0
2,947,575	(1),(3),(7)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.061%, 11/15/2045	140,105	0.0
960,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.403%, 03/15/2045	841,031	0.0
10,350,000	(1)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	9,331,201	0.4
4,827,863	(1),(3),(7)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.382%, 03/15/2048	159,145	0.0
9,000,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C17 D, 5.230%, 12/15/2046	9,566,757	0.4
760,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	701,357	0.0
3,000,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 F, 3.500%, 12/15/2046	2,498,990	0.1
42,662,072	(3),(7)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 1.016%, 03/15/2046	1,004,649	0.0
8,190,000	(1),(3)	Wells Fargo Commercial Mortgage Trust 2015-C30 D, 4.647%, 09/15/2058	8,524,928	0.3
40,030,622	(3),(7)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.772%, 08/15/2052	4,829,987	0.2
7,735,000	(1),(3)	West Town Mall Trust 2017-KNOX E, 4.491%, 07/05/2030	7,778,521	0.3
1,500,000	(1),(3)	WFLD 2014-MONT D Mortgage Trust, 3.880%, 08/10/2031	1,490,220	0.1

9,230,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 E, 4.403%, 03/15/2045	9,333,051	0.4
5,950,000	(1)	WFRBS Commercial Mortgage Trust 2013-C12 F, 3.500%, 03/15/2048	5,202,679	0.2

		Total Commercial Mortgage-Backed Securities
		(Cost $463,390,062)	479,786,959	19.4

ASSET-BACKED SECURITIES: 11.1%

		Automobile Asset-Backed Securities: 1.2%
1,075,000		Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	1,120,388	0.1
2,000,000		Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	2,065,552	0.1
2,800,000		AmeriCredit Automobile Receivables Trust 2019-3 C, 2.320%, 07/18/2025	2,802,286	0.1
2,450,000		AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	2,452,169	0.1
3,000,000		Carmax Auto Owner Trust 2019-2 D, 3.410%, 10/15/2025	3,089,826	0.1
2,500,000	(1)	Santander Drive Auto Receivables Trust 2018-1 E, 4.370%, 05/15/2025	2,538,054	0.1
1,000,000		Santander Drive Auto Receivables Trust 2018-2 D, 3.880%, 02/15/2024	1,018,714	0.0
4,450,000		Santander Drive Auto Receivables Trust 2019-2 D, 3.220%, 07/15/2025	4,542,005	0.2
2,250,000		Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	2,258,989	0.1
6,000,000		Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	6,029,605	0.3
850,000	(1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	872,962	0.0
			28,790,550	1.2

		Home Equity Asset-Backed Securities: 0.2%
490,038		GSAA Home Equity Trust 2006-3 A3, 2.318%, (US0001M + 0.300%), 03/25/2036	347,716	0.0

See Accompanying Notes to Financial Statements

96

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

3,149,461	(3)	GSAA Home Equity Trust 2006-4 4A3, 4.169%, 03/25/2036	2,593,849	0.1
1,096,379		GSAA Home Equity Trust 2007-1 1A1, 2.098%, (US0001M + 0.080%), 02/25/2037	535,494	0.0
1,214,177	(3)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	789,504	0.0
1,178,493	(3)	Morgan Stanley Mortgage Loan Trust 2007-10XS A2, 6.250%, 02/25/2037	828,941	0.1
725,392		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 2.478%, (US0001M + 0.230%), 02/25/2037	671,887	0.0
			5,767,391	0.2

		Other Asset-Backed Securities: 8.8%
351,068	(1),(3),(6)	AJAX Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	351,971	0.0
2,969,991	(1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	3,028,885	0.1
3,570,168	(1),(3)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	3,621,102	0.2
3,089,000	(1)	Ajax Mortgage Loan Trust 2019-D A2, 3.500%, 09/25/2065	3,087,192	0.1
2,500,000	(1)	AMMC CLO 16 Ltd. 2015-16A CR, 4.653%, (US0003M + 2.350%), 04/14/2029	2,469,937	0.1
2,000,000	(1)	AMMC CLO XI Ltd. 2012-11A CR2, 4.166%, (US0003M + 1.900%), 04/30/2031	1,884,982	0.1
2,250,000	(1)	Apidos CLO XXIX 2018-29A B, 4.176%, (US0003M + 1.900%), 07/25/2030	2,168,095	0.1
4,750,000	(1)	Apidos CLO XI 2012-11A CRR, 4.585%, (US0003M + 2.500%), 10/17/2030	4,768,888	0.2
1,650,000	(1)	Applebee's Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/07/2049	1,689,781	0.1
750,000	(1)	Applebee's Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/07/2049	778,387	0.0
2,700,000	(1)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	2,703,494	0.1
1,100,000	(1)	Ares XLII Clo Ltd. 2017-42A C, 4.478%, (US0003M + 2.200%), 01/22/2028	1,083,668	0.0

750,000	(1)	Atrium CDO Corp. 12A CR, 3.928%, (US0003M + 1.650%), 04/22/2027	738,655	0.0
1,250,000	(1)	Atrium CDO Corp. 12A DR, 5.078%, (US0003M + 2.800%), 04/22/2027	1,190,169	0.1
2,000,000	(1)	Babson CLO Ltd. 2018-3A C, 4.178%, (US0003M + 1.900%), 07/20/2029	1,948,612	0.1
2,000,000	(1)	Benefit Street Partners CLO V-B Ltd. 2018-5BA B, 4.428%, (US0003M + 2.150%), 04/20/2031	1,923,574	0.1
500,000	(1)	Benefit Street Partners CLO VII Ltd. 2015-VIIA CR, 4.700%, (US0003M + 2.400%), 07/18/2027	485,026	0.0
2,750,000	(1)	BlueMountain CLO 2012-2A DR2 Ltd., 5.036%, (US0003M + 2.900%), 11/20/2028	2,642,802	0.1
1,000,000	(1)	BlueMountain CLO 2013-2A CR, 4.228%, (US0003M + 1.950%), 10/22/2030	966,741	0.0
1,000,000	(1)	BlueMountain CLO 2015-4 CR Ltd., 4.178%, (US0003M + 1.900%), 04/20/2030	961,382	0.0
2,250,000	(1)	BlueMountain CLO 2016-1 Ltd. 2016-1A DR, 4.928%, (US0003M + 2.650%), 04/20/2027	2,142,349	0.1
850,000	(1)	BlueMountain CLO 2016-3A CR Ltd., 4.358%, (US0003M + 2.200%), 11/15/2030	825,778	0.0
3,750,000	(1)	BlueMountain CLO XXV Ltd. 2019-25A C, 4.736%, (US0003M + 2.450%), 07/15/2032	3,751,961	0.2
250,000	(1)	Bowman Park CLO Ltd. 2014-1A E, 7.548%, (US0003M + 5.400%), 11/23/2025	243,477	0.0
750,000	(1)	Buttermilk Park CLO Ltd. 2018-1A C, 4.403%, (US0003M + 2.100%), 10/15/2031	723,901	0.0
2,000,000	(1)	Carlyle Global Market Strategies CLO 2015-2A CR Ltd., 4.506%, (US0003M + 2.250%), 04/27/2027	1,945,474	0.1
250,000	(1)	Carlyle Global Market Strategies CLO 2015-2A DR Ltd., 6.606%, (US0003M + 4.350%), 04/27/2027	238,587	0.0
1,500,000	(1)	Carlyle Global Market Strategies CLO 2015-3A CR Ltd., 5.106%, (US0003M + 2.850%), 07/28/2028	1,457,190	0.1

See Accompanying Notes to Financial Statements

97

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,500,000	(1)	Carlyle US CLO 2016-4A BR Ltd., 4.378%, (US0003M + 2.100%), 10/20/2027	1,467,090	0.1
1,000,000	(1)	Cent CLO C17A BR Ltd., 4.116%, (US0003M + 1.850%), 04/30/2031	958,034	0.0
1,500,000	(1)	CIFC Funding 2013-IA BR Ltd., 4.722%, (US0003M + 2.400%), 07/16/2030	1,479,097	0.1
2,000,000	(1)	Cifc Funding 2014-4RA B Ltd., 4.503%, (US0003M + 2.200%), 10/17/2030	1,988,552	0.1
250,000	(1)	CIFC Funding 2017-2A C, 4.628%, (US0003M + 2.350%), 04/20/2030	246,636	0.0
1,100,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 2.723%, (US0001M + 0.705%), 09/25/2035	1,081,289	0.0
1,750,000	(1)	Cumberland Park CLO Ltd. 2015-2A CR, 4.078%, (US0003M + 1.800%), 07/20/2028	1,739,292	0.1
500,000	(1)	Cumberland Park CLO Ltd. 2015-2A DR, 4.978%, (US0003M + 2.700%), 07/20/2028	492,606	0.0
847,875	(1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	897,538	0.0
448,875	(1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	466,458	0.0
580,500	(1)	Domino's Pizza Master Issuer LLC 2015-1A A1II, 4.474%, 10/25/2045	608,416	0.0
1,078,000	(1)	Domino's Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	1,129,681	0.0
3,087,000	(1)	Domino's Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	3,105,288	0.1
2,330,500	(1)	Domino's Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	2,424,081	0.1
2,189,000	(1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	2,308,870	0.1
1,234,375	(1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	1,296,263	0.1
2,750,000	(1)	Dryden 30 Senior Loan Fund 2013-30A DR, 4.758%, (US0003M + 2.600%), 11/15/2028	2,577,030	0.1
1,750,000	(1)	Dryden 55 CLO Ltd. 2018-55A C, 4.203%, (US0003M + 1.900%), 04/15/2031	1,677,116	0.1

1,150,000	(1)	Dryden XXV Senior Loan Fund 2012-25A DRR, 5.303%, (US0003M + 3.000%), 10/15/2027	1,129,669	0.0
750,000	(1)	Dryden XXVI Senior Loan Fund 2013-26A CR, 4.153%, (US0003M + 1.850%), 04/15/2029	726,823	0.0
3,061,863	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,220,996	0.1
750,000	(1)	Galaxy XXII CLO Ltd. 2016-22A DR, 5.422%, (US0003M + 3.100%), 07/16/2028	733,342	0.0
976,037	(1)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	1,069,166	0.0
3,766,369	(1)	Helios Issuer, LLC 2018-1A B, 7.710%, 07/20/2048	4,030,456	0.2
1,000,000	(1)	Invitation Homes 2018-SFR1 D Trust, 3.475%, (US0001M + 1.450%), 03/17/2037	998,998	0.0
5,000,000	(1)	Invitation Homes 2018-SFR3 D Trust, 3.675%, (US0001M + 1.650%), 07/17/2037	5,008,428	0.2
1,000,000	(1)	JG Wentworth XLII LLC 2018-2A B, 4.700%, 10/15/2077	1,124,157	0.0
2,000,000	(1)	LCM XIV L.P. 14A CR, 4.128%, (US0003M + 1.850%), 07/20/2031	1,925,086	0.1
1,350,000	(1)	LCM XVIII L.P. 18A CR, 4.128%, (US0003M + 1.850%), 04/20/2031	1,274,982	0.1
1,000,000	(1)	LCM XX L.P. 20A-CR, 4.228%, (US0003M + 1.950%), 10/20/2027	982,888	0.0
1,500,000	(1)	LCM XX L.P. 20A-DR, 5.078%, (US0003M + 2.800%), 10/20/2027	1,442,010	0.1
2,800,000	(1)	LCM XXII Ltd. 22A CR, 5.078%, (US0003M + 2.800%), 10/20/2028	2,638,882	0.1
959,687	(1)	LCSS Financing 2018-A A LLC, 4.700%, 12/15/2062	1,113,330	0.0
4,050,000	(1)	LoanCore 2019-CRE2 AS Issuer Ltd., 3.528%, (US0001M + 1.500%), 05/09/2036	4,055,089	0.2
1,000,000	(1)	Madison Park Funding XIII Ltd. 2014-13A CR2, 4.203%, (US0003M + 1.900%), 04/19/2030	983,765	0.0
2,500,000	(1)	Madison Park Funding XIX Ltd. 2015-19A B1R, 4.578%, (US0003M + 2.300%), 01/22/2028	2,500,137	0.1

See Accompanying Notes to Financial Statements

98

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,000,000	(1)	Madison Park Funding XXXII Ltd. 2018-32A C, 5.178%, (US0003M + 2.900%), 01/22/2031	2,005,438	0.1
1,000,000	(1)	Magnetite VIII Ltd. 2014-8A CR2, 4.153%, (US0003M + 1.850%), 04/15/2031	975,044	0.0
4,000,000	(1)	Mariner CLO 2015-1A DR LLC, 5.928%, (US0003M + 3.650%), 04/20/2029	3,960,928	0.2
1,500,000	(1)	Marlette Funding Trust 2018-1A C, 3.690%, 03/15/2028	1,513,196	0.1
1,700,000	(1)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	1,752,892	0.1
1,700,000	(1)	Marlette Funding Trust 2019-1A B, 3.940%, 04/16/2029	1,739,291	0.1
2,000,000	(1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	2,028,792	0.1
4,050,000	(1)	Marlette Funding Trust 2019-3A C, 3.790%, 09/17/2029	4,071,911	0.2
3,038,155	(1)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	3,081,251	0.1
1,087,435	(1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	1,129,083	0.0
2,500,000	(1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	2,543,329	0.1
2,544,780	(1)	Mosaic Solar Loan Trust 2019-1A A, 4.370%, 12/21/2043	2,623,247	0.1
1,956,788	(1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	2,001,076	0.1
2,300,000	(1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 4.590%, (US0003M + 2.450%), 10/16/2032	2,300,000	0.1
700,000	(1)	Ocean Trails CLO IV 2013-4A DR, 5.176%, (US0003M + 3.000%), 08/13/2025	693,258	0.0
2,450,000	(1)	OCP CLO 2015-8 Ltd. 2015-8A BR, 4.153%, (US0003M + 1.850%), 04/17/2027	2,444,808	0.1
2,000,000	(1)	Octagon Investment Partners 31 Ltd. 2017-1A C, 4.678%, (US0003M + 2.400%), 07/20/2030	1,982,116	0.1
2,250,000	(1)	Octagon Investment Partners 32 Ltd. 2017-1A C, 4.553%, (US0003M + 2.250%), 07/15/2029	2,218,635	0.1

600,000	(1)	Octagon Investment Partners 33 Ltd. 2017-1A B, 4.128%, (US0003M + 1.850%), 01/20/2031	576,656	0.0
1,000,000	(1)	Octagon Investment Partners XXIII Ltd. 2015-1A CR, 4.153%, (US0003M + 1.850%), 07/15/2027	984,929	0.0
1,500,000	(1)	OHA Credit Funding 3 Ltd. 2019-3A C, 5.075%, (US0003M + 2.450%), 07/20/2032	1,494,009	0.1
1,545,000	(1)	OHA Credit Partners IX Ltd. 2013-9A DR, 5.578%, (US0003M + 3.300%), 10/20/2025	1,545,219	0.1
2,185,000	(1)	Palmer Square Loan Funding 2017-1A D Ltd., 7.153%, (US0003M + 4.850%), 10/15/2025	2,171,711	0.1
1,500,000	(1)	Palmer Square Loan Funding 2018-1A D Ltd., 6.253%, (US0003M + 3.950%), 04/15/2026	1,435,859	0.1
1,000,000	(1)	Palmer Square Loan Funding 2018-1A E Ltd., 8.203%, (US0003M + 5.900%), 04/15/2026	872,098	0.0
1,500,000	(1),(11)	Palmer Square Loan Funding 2018-2A C Ltd., 4.253%, (US0003M + 1.950%), 07/15/2026	1,454,306	0.1
3,000,000	(1)	Palmer Square Loan Funding 2018-4 D Ltd., 6.408%, (US0003M + 4.250%), 11/15/2026	2,948,823	0.1
1,584,000	(1)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	1,623,532	0.1
609,459	(3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.843%, 01/25/2036	613,379	0.0
2,450,000	(1)	Primose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	2,454,565	0.1
670,000	(1)	Recette CLO Ltd. 2015-1A DR, 5.028%, (US0003M + 2.750%), 10/20/2027	668,325	0.0
1,985,000	(1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	2,033,257	0.1
2,050,000	(1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	2,113,681	0.1
3,000,000	(1)	SoFi Consumer Loan Program 2018-4 D Trust, 4.760%, 11/26/2027	3,113,425	0.1

See Accompanying Notes to Financial Statements

99

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,750,000	(1)	SoFi Consumer Loan Program 2019-1 D Trust, 4.420%, 02/25/2028	2,811,191	0.1
3,000,000	(1)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	3,070,405	0.1
4,000,000	(1)	SoFi Consumer Loan Program 2019-3 D Trust, 3.890%, 05/25/2028	4,057,238	0.2
2,000,000	(1)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	2,008,627	0.1
600,000	(1)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	602,690	0.0
1,945,670	(1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	2,138,587	0.1
1,200,000	(1)	Symphony Credit Opportunities Fund Ltd. 2015-2A CR, 4.563%, (US0003M + 2.260%), 07/15/2028	1,200,078	0.1
1,091,750	(1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,168,502	0.1
1,000,000	(1)	TCI-Flatiron Clo 2017-1A C Ltd., 3.974%, (US0003M + 1.850%), 11/18/2030	952,684	0.0
4,000,000	(1)	TES 2017-2A B LLC, 6.990%, 02/20/2048	4,297,321	0.2
3,450,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	3,436,563	0.1
2,000,000	(1)	THL Credit Wind River 2014-1 CRR CLO Ltd., 4.250%, (US0003M + 1.950%), 07/18/2031	1,915,590	0.1
1,000,000	(1)	THL Credit Wind River 2016-1A CR CLO Ltd., 4.403%, (US0003M + 2.100%), 07/15/2028	985,382	0.0
2,000,000	(1),(3)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	2,139,804	0.1
2,500,000	(1),(3)	Towd Point Mortgage Trust 2017-6 A2, 3.000%, 10/25/2057	2,535,232	0.1
1,500,000	(1)	Upland CLO Ltd. 2016-1A BR, 4.128%, (US0003M + 1.850%), 04/20/2031	1,420,469	0.1
1,795,000	(1)	Venture XX CLO Ltd. 2015-20A CR, 4.203%, (US0003M + 1.900%), 04/15/2027	1,764,381	0.1
982,500	(1)	Wendy's Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	1,011,739	0.0
3,391,500	(1)	Wendy's Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	3,472,523	0.1

2,000,000	(1)	West CLO 2014-2A BR Ltd., 4.072%, (US0003M + 1.750%), 01/16/2027	1,995,118	0.1
			218,875,794	8.8

		Student Loan Asset-Backed Securities: 0.9%
1,313,909	(1)	Commonbond Student Loan Trust 2018-CGS C, 4.350%, 02/25/2046	1,324,931	0.1
354,487	(1)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	352,212	0.0
1,086,000	(1)	ELFI Graduate Loan Program 2018-A B LLC, 4.000%, 08/25/2042	1,104,873	0.1
1,548,904	(1)	Laurel Road Prime Student Loan Trust 2018-B BFX, 3.720%, 05/26/2043	1,579,971	0.1
4,000,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	3,880,005	0.2
1,000,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,030,128	0.0
2,250,000	(1),(3)	SoFi Professional Loan Program 2017-A B LLC, 3.440%, 03/26/2040	2,342,628	0.1
1,000,000	(1),(3)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	1,080,583	0.0
1,000,000	(1),(3)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	1,061,279	0.0
1,000,000	(1)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	1,055,088	0.0
1,000,000	(1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,082,740	0.1
2,000,000	(1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	2,102,184	0.1
3,000,000	(1)	Sofi Professional Loan Program 2019-C BFX LLC, 3.050%, 11/16/2048	3,012,778	0.1
			21,009,400	0.9

	Total Asset-Backed Securities
	(Cost $272,442,727)		274,443,135	11.1

BANK LOANS: 14.0%
		Aerospace & Defense: 0.2%
227,273		1199169 B.C. Unlimited Liability Company 2019 Term Loan B2, 6.104%, (US0003M + 4.000%), 04/06/2026	228,693	0.0

See Accompanying Notes to Financial Statements

100

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

422,727	Dynasty Acquisition Co., Inc. 2019 Term Loan B1, 6.104%, (US0003M + 4.000%), 04/06/2026	425,369	0.0
381,193	KBR, Inc. Term Loan B, 5.794%, (US0001M + 3.750%), 04/25/2025	382,742	0.0
940,227	Maxar Technologies Ltd. Term Loan B, 4.854%, (US0003M + 2.750%), 10/04/2024	831,317	0.1
794,245	TransDigm, Inc. 2018 Term Loan F, 4.544%, (US0001M + 2.500%), 06/09/2023	793,811	0.0
2,236,894	TransDigm, Inc. 2018 Term Loan G, 4.544%, (US0001M + 2.500%), 08/22/2024	2,232,000	0.1
		4,893,932	0.2

	Auto Components: 0.0%
917,236	Broadstreet Partners, Inc. 2018 Term Loan B, 5.294%, (US0001M + 3.250%), 11/08/2023	919,243	0.0

	Automotive: 0.4%
340,000	Autokiniton US Holdings, Inc. Term Loan, 7.585%, (US0003M + 5.500%), 05/22/2025	325,550	0.0
395,237	Belron Finance US LLC USD Term Loan B, 4.459%, (US0003M + 2.250%), 11/07/2024	396,957	0.0
193,600	Bright Bidco B.V. 2018 Term Loan B, 5.585%, (US0003M + 3.500%), 06/30/2024	92,928	0.0
750,051	Dynacast International LLC Term Loan B2, 5.363%, (US0003M + 3.250%), 01/28/2022	721,924	0.0
3,128,483	Gates Global LLC 2017 USD Repriced Term Loan B, 4.794%, (US0001M + 2.750%), 04/01/2024	3,089,377	0.1
149,250	Holley Purchaser, Inc. Term Loan B, 7.256%, (US0003M + 5.000%), 10/24/2025	141,787	0.0
273,141	KAR Auction Services, Inc. 2019 Term Loan B6, 4.313%, (US0001M + 2.250%), 09/19/2026	273,597	0.0
101,900	Mavis Tire Express Services Corp. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 03/20/2025	99,734	0.0

12,919	(12)	Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan, 5.294%, (US0001M + 3.250%), 03/20/2025	12,645	0.0
57,619	(12)	Mister Car Wash Holdings, Inc. 2019 Delayed Draw Term Loan, 5.585%, (US0003M + 3.500%), 05/14/2026	57,646	0.0
1,152,381		Mister Car Wash Holdings, Inc. 2019 Term Loan B, 5.658%, (US0003M + 3.500%), 05/14/2026	1,152,921	0.1
1,765,000		Panther BF Aggregator 2 LP USD Term Loan B, 5.544%, (US0001M + 3.500%), 04/30/2026	1,755,439	0.1
391,702		Superior Industries International, Inc. 2018 1st Lien Term Loan B, 6.044%, (US0001M + 4.000%), 05/22/2024	378,482	0.0
1,756,798		Tenneco, Inc. 2018 Term Loan B, 5.044%, (US0001M + 3.000%), 10/01/2025	1,655,234	0.1
644,462		Truck Hero, Inc. 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 04/21/2024	604,989	0.0
			10,759,210	0.4

		Beverage & Tobacco: 0.0%
965,250		Sunshine Investments B.V. USD Term Loan B3, 5.408%, (US0003M + 3.250%), 03/28/2025	968,846	0.0

		Brokers, Dealers & Investment Houses: 0.1%
1,500,000		Brookfield Property REIT Inc. 1st Lien Term Loan B, 4.544%, (US0001M + 2.500%), 08/27/2025	1,480,179	0.1
948,373		Forest City Enterprises, L.P. Term Loan B, 6.044%, (US0001M + 4.000%), 12/07/2025	955,486	0.0
			2,435,665	0.1

		Building & Development: 0.4%
744,608		Capital Automotive L.P. 2017 1st Lien Term Loan, 4.550%, (US0001M + 2.500%), 03/24/2024	746,238	0.0
1,639,168		Core & Main LP 2017 Term Loan B, 4.863%, (US0001M + 2.750%), 08/01/2024	1,630,952	0.1
2,027,622		GYP Holdings III Corp. 2018 Term Loan B, 4.794%, (US0001M + 2.750%), 06/01/2025	2,019,005	0.1

See Accompanying Notes to Financial Statements

101

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

996,823	Henry Company LLC Term Loan B, 6.044%, (US0001M + 4.000%), 10/05/2023	998,899	0.0
148,875	Interior Logic Group Holdings IV LLC 2018 Term Loan B, 6.104%, (US0003M + 4.000%), 05/30/2025	146,456	0.0
1,888,695	MX Holdings US, Inc. 2018 USD Term Loan B1C, 5.044%, (US0001M + 3.000%), 07/31/2025	1,897,351	0.1
1,400,000	Quikrete Holdings Inc Term Loan, 4.794%, (US0001M + 2.750%), 11/15/2023	1,395,771	0.1
647,375	Werner FinCo LP 2017 Term Loan, 6.044%, (US0001M + 4.000%), 07/24/2024	632,809	0.0
683	Wilsonart LLC 2017 Term Loan B, 5.363%, (US0003M + 3.250%), 12/19/2023	670	0.0
		9,468,151	0.4

	Business Equipment & Services: 1.5%
154,161	24-7 Intouch Inc 2018 Term Loan, 6.294%, (US0001M + 4.250%), 08/20/2025	152,234	0.0
2,078,578	AlixPartners, LLP 2017 Term Loan B, 4.794%, (US0001M + 2.750%), 04/04/2024	2,083,590	0.1
645,475	Ascend Learning, LLC 2017 Term Loan B, 5.044%, (US0001M + 3.000%), 07/12/2024	643,962	0.0
217,572	Big Ass Fans, LLC 2018 Term Loan, 5.854%, (US0003M + 3.750%), 05/21/2024	218,251	0.0
950,774	Camelot UK Holdco Limited 2017 Repriced Term Loan, 5.294%, (US0001M + 3.250%), 10/03/2023	957,756	0.0
1,027,632	Canyon Valor Companies, Inc. USD 2017 Term Loan B1, 4.854%, (US0003M + 2.750%), 06/16/2023	1,027,889	0.1
1,142,566	Colorado Buyer Inc Term Loan B, 5.040%, (US0001M + 3.000%), 05/01/2024	1,034,737	0.1
646,296	Convergint Technologies LLC 2018 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 02/03/2025	640,641	0.0

964,757	EIG Investors Corp. 2018 1st Lien Term Loan, 5.882%, (US0003M + 3.750%), 02/09/2023	946,968	0.0
926,242	Ellie Mae, Inc. Term Loan, 6.044%, (US0001M + 4.000%), 04/17/2026	928,943	0.0
791,497	EVO Payments International LLC 2018 1st Lien Term Loan, 5.310%, (US0001M + 3.250%), 12/22/2023	795,208	0.0
2,639,848	Financial & Risk US Holdings, Inc. 2018 USD Term Loan, 5.794%, (US0001M + 3.750%), 10/01/2025	2,657,380	0.1
623,034	Garda World Security Corporation 2017 Term Loan, 5.637%, (US0003M + 3.500%), 05/24/2024	624,047	0.0
399,938	GreenSky Holdings, LLC 2018 Term Loan B, 5.313%, (US0001M + 3.250%), 03/31/2025	399,438	0.0
648,500	Guidehouse LLP 2018 Term Loan, 5.044%, (US0001M + 3.000%), 05/01/2025	645,257	0.0
403,133	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 6.064%, (US0003M + 4.000%), 11/21/2024	390,031	0.0
147,674	IQOR US Inc. Term Loan B, 7.319%, (US0003M + 5.000%), 04/01/2021	130,815	0.0
1,744,618	KUEHG Corp. 2018 Incremental Term Loan, 5.854%, (US0003M + 3.750%), 02/21/2025	1,745,054	0.1
1,044,366	Learning Care Group, Inc. 2018 1st Lien Term Loan, 5.458%, (US0003M + 3.250%), 03/13/2025	1,042,407	0.1
100,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 9.685%, (US0003M + 7.500%), 03/13/2026	100,000	0.0
500,000	NeuStar, Inc. 2018 Term Loan B4, 5.544%, (US0001M + 3.500%), 08/08/2024	484,000	0.0
991,559	NVA Holdings, Inc. Term Loan B3, 4.794%, (US0001M + 2.750%), 02/02/2025	992,567	0.1

See Accompanying Notes to Financial Statements

102

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

893,109	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 01/03/2025	889,621	0.0
1,669,829	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 05/01/2025	1,670,177	0.1
495,628	Prometric Holdings, Inc. 1st Lien Term Loan, 5.050%, (US0001M + 3.000%), 01/29/2025	489,433	0.0
2,522,538	Red Ventures, LLC 2018 Term Loan B, 5.044%, (US0001M + 3.000%), 11/08/2024	2,536,333	0.1
646,614	Renaissance Learning, Inc. 2018 Add On Term Loan, 5.294%, (US0001M + 3.250%), 05/30/2025	636,376	0.0
147,750	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.753%, (US0003M + 5.500%), 12/20/2024	148,458	0.0
489,175	Sandvine Corporation 2018 1st Lien Term Loan, 6.544%, (US0001M + 4.500%), 11/02/2025	488,564	0.0
636,747	Solera Holdings, Inc. USD Term Loan B, 4.794%, (US0001M + 2.750%), 03/03/2023	634,558	0.0
1,590,147	Spin Holdco Inc. 2017 Term Loan B, 5.572%, (US0003M + 3.250%), 11/14/2022	1,563,561	0.1
398,247	SSH Group Holdings, Inc. 2018 1st Lien Term Loan, 6.294%, (US0001M + 4.250%), 07/30/2025	398,994	0.0
1,057,350	Staples, Inc. 7 Year Term Loan, 7.123%, (US0003M + 5.000%), 04/16/2026	1,043,472	0.1
402,379	Stiphout Finance LLC USD 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 10/26/2022	391,313	0.0
609,175	SurveyMonkey Inc. 2018 Term Loan B, 5.680%, (US0001W + 3.750%), 10/10/2025	604,606	0.0
646,588	USS Ultimate Holdings, Inc. 1st Lien Term Loan, 5.950%, (US0006M + 3.750%), 08/25/2024	648,124	0.0

1,298,950	Verifone Systems, Inc. 2018 1st Lien Term Loan, 6.136%, (US0003M + 4.000%), 08/20/2025	1,245,368	0.1
1,145,606	Verra Mobility Corporation 2018 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 02/28/2025	1,151,812	0.1
2,022,262	Verscend Holding Corp. 2018 Term Loan B, 6.544%, (US0001M + 4.500%), 08/27/2025	2,031,953	0.1
1,403,715	West Corporation 2017 Term Loan, 6.044%, (US0001M + 4.000%), 10/10/2024	1,253,985	0.1
691,791	West Corporation 2018 Term Loan B1, 5.544%, (US0001M + 3.500%), 10/10/2024	614,253	0.0
100,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 12.057%, (US0001M + 10.000%), 07/10/2026	86,750	0.0
642,281	Yak Access, LLC 2018 1st Lien Term Loan B, 7.044%, (US0001M + 5.000%), 07/11/2025	592,504	0.0
		37,761,390	1.5

	Cable & Satellite Television: 0.2%
1,538,112	CSC Holdings, LLC 2018 Term Loan B, 4.528%, (US0001M + 2.500%), 01/25/2026	1,542,432	0.1
1,488,762	Radiate Holdco, LLC 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 02/01/2024	1,484,762	0.1
142,860	Telesat Canada Term Loan B4, 4.830%, (US0003M + 2.500%), 11/17/2023	143,455	0.0
1,149,808	Virgin Media Bristol LLC USD Term Loan K, 4.528%, (US0001M + 2.500%), 01/15/2026	1,151,424	0.0
		4,322,073	0.2

	Chemicals & Plastics: 0.4%
367,616	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 5.394%, (US0003M + 3.250%), 09/13/2023	352,911	0.0
276,963	Allnex USA, Inc. USD Term Loan B3, 5.394%, (US0003M + 3.250%), 09/13/2023	265,884	0.0
1,351,761	Alpha 3 B.V. 2017 Term Loan B1, 5.104%, (US0003M + 3.000%), 01/31/2024	1,336,891	0.1

See Accompanying Notes to Financial Statements

103

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

280,000	Ascend Performance Materials Operations LLC 2019 Term Loan B, 7.395%, (US0003M + 5.250%), 08/27/2026	281,400	0.0
673,250	Composite Resins Holding B.V. 2018 Term Loan B, 6.459%, (US0003M + 4.250%), 08/01/2025	673,250	0.0
1,142,079	Diamond (BC) B.V. USD Term Loan, 5.256%, (US0003M + 3.000%), 09/06/2024	1,091,400	0.1
560,394	Encapsys, LLC 1st Lien Term Loan, 5.544%, (US0001M + 3.500%), 11/07/2024	562,495	0.0
238,800	Platform Specialty Products Corporation Term Loan, 4.294%, (US0001M + 2.250%), 01/30/2026	239,920	0.0
898,000	Polar US Borrower, LLC 2018 1st Lien Term Loan, 7.058%, (US0003M + 4.750%), 10/15/2025	874,405	0.0
2,673,300	Starfruit Finco B.V 2018 USD Term Loan B, 5.292%, (US0001M + 3.250%), 10/01/2025	2,624,010	0.1
1,584,780	Tronox Finance LLC Term Loan B, 4.817%, (US0001M + 2.750%), 09/23/2024	1,586,562	0.1
		9,889,128	0.4

	Clothing/Textiles: 0.0%
1,239,294	Varsity Brands, Inc. 2017 Term Loan B, 5.544%, (US0001M + 3.500%), 12/15/2024	1,191,271	0.0

	Consumer, Cyclical: 0.1%
1,482,587	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 5.612%, (US0001M + 3.500%), 05/30/2025	1,433,785	0.1

	Containers & Glass Products: 0.6%
897,494	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 5.524%, (US0006M + 3.000%), 04/22/2024	878,422	0.0
1,660,000	Berry Global, Inc. USD Term Loan U, 4.549%, (US0001M + 2.500%), 07/01/2026	1,669,904	0.1
1,285,343	BWAY Holding Company 2017 Term Loan B, 5.590%, (US0003M + 3.250%), 04/03/2024	1,260,975	0.1

1,405,000	Charter NEX US, Inc. Incremental Term Loan, 5.554%, (US0001M + 3.500%), 05/16/2024	1,408,220	0.1
873,436	Flex Acquisition Company, Inc. 1st Lien Term Loan, 5.319%, (US0003M + 3.000%), 12/29/2023	841,618	0.0
1,018,888	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 5.569%, (US0003M + 3.250%), 06/29/2025	983,227	0.1
397,244	Pelican Products, Inc. 2018 1st Lien Term Loan, 5.539%, (US0001M + 3.500%), 05/01/2025	381,851	0.0
644,591	Plastipak Packaging, Inc. 2018 Term Loan B, 4.940%, (US0001M + 2.500%), 10/14/2024	637,500	0.0
3,477,279	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.794%, (US0001M + 2.750%), 02/05/2023	3,486,786	0.2
892,764	Ring Container Technologies Group, LLC 1st Lien Term Loan, 4.794%, (US0001M + 2.750%), 10/31/2024	886,811	0.0
792,020	Tricorbraun Holdings Inc First Lien Term Loan, 5.864%, (US0003M + 3.750%), 11/30/2023	772,220	0.0
791,734	Trident TPI Holdings, Inc. 2017 USD Term Loan B1, 5.294%, (US0001M + 3.250%), 10/17/2024	766,333	0.0
		13,973,867	0.6

	Cosmetics/Toiletries: 0.0%
148,875	Anastasia Parent, LLC 2018 Term Loan B, 5.794%, (US0001M + 3.750%), 08/11/2025	123,566	0.0
720,915	Wellness Merger Sub, Inc. 1st Lien Term Loan, 6.374%, (US0003M + 4.250%), 06/30/2024	718,812	0.0
		842,378	0.0

	Drugs: 0.1%
477,242	Alvogen Pharma US, Inc. 2018 Term Loan B, 6.790%, (US0001M + 4.750%), 04/02/2022	431,904	0.0

See Accompanying Notes to Financial Statements

104

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,315,408	Amneal Pharmaceuticals LLC 2018 Term Loan B, 5.563%, (US0001M + 3.500%), 05/04/2025	1,130,155	0.1
1,141,667	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 6.296%, (US0001M + 4.250%), 04/29/2024	1,041,200	0.0
1,038,362	Horizon Pharma, Inc. 2019 Term Loan B, 4.625%, (US0001M + 2.500%), 05/22/2026	1,043,554	0.0
		3,646,813	0.1

	Ecological Services & Equipment: 0.1%
1,374,630	GFL Environmental Inc. 2018 USD Term Loan B, 5.044%, (US0001M + 3.000%), 05/30/2025	1,364,320	0.1
241,974	Gopher Resource, LLC 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 03/06/2025	238,546	0.0
		1,602,866	0.1

	Electronics/Electrical: 2.1%
423,299	ABC Financial Services, Inc. 1st Lien Term Loan, 6.278%, (US0001M + 4.250%), 01/02/2025	421,711	0.0
1,541,209	Barracuda Networks, Inc. 1st Lien Term Loan, 5.398%, (US0003M + 3.250%), 02/12/2025	1,544,484	0.1
1,702,073	BMC Software Finance, Inc. 2018 USD Term Loan B, 6.294%, (US0001M + 4.250%), 10/02/2025	1,641,835	0.1
646,986	Brave Parent Holdings, Inc. 1st Lien Term Loan, 6.256%, (US0003M + 4.000%), 04/18/2025	622,454	0.0
754,444	Carbonite, Inc Term Loan B, 6.006%, (US0001M + 3.750%), 03/26/2026	756,174	0.0
683,613	Cohu, Inc. 2018 Term Loan B, 5.200%, (US0006M + 3.000%), 10/01/2025	649,432	0.0
1,147,997	Compuware Corporation 2018 Term Loan B, 6.044%, (US0001M + 4.000%), 08/22/2025	1,155,889	0.1
863,818	Dynatrace LLC 2018 1st Lien Term Loan, 4.794%, (US0001M + 2.750%), 08/22/2025	868,137	0.0

149,250	EagleView Technology Corporation 2018 Add On Term Loan B, 5.544%, (US0003M + 3.500%), 08/14/2025	145,146	0.0
397,870	Electrical Components International, Inc. 2018 1st Lien Term Loan, 6.355%, (US0003M + 4.250%), 06/26/2025	366,041	0.0
1,634,825	Epicor Software Corporation 1st Lien Term Loan, 5.300%, (US0001M + 3.250%), 06/01/2022	1,637,038	0.1
409,241	Exact Merger Sub LLC 1st Lien Term Loan, 6.354%, (US0003M + 4.250%), 09/27/2024	408,601	0.0
895,000	GlobalFoundries Inc USD Term Loan B, 6.125%, (US0001M + 4.000%), 06/05/2026	872,625	0.0
1,062,981	Greeneden U.S. Holdings II, LLC 2018 USD Term Loan B, 5.294%, (US0001M + 3.250%), 12/01/2023	1,058,597	0.1
250,000	Hyland Software, Inc. 2017 2nd Lien Term Loan, 9.044%, (US0001M + 7.000%), 07/07/2025	251,641	0.0
1,680,871	Hyland Software, Inc. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 07/01/2024	1,682,823	0.1
1,220,000	Imperva, Inc. 1st Lien Term Loan, 6.303%, (US0003M + 4.000%), 01/12/2026	1,189,500	0.1
110,000	Imperva, Inc. 2nd Lien Term Loan, 9.930%, (US0001M + 7.750%), 01/10/2027	104,500	0.0
2,145,874	Infor (US), Inc. Term Loan B6, 5.189%, (US0001M + 2.750%), 02/01/2022	2,150,970	0.1
1,183,116	Informatica Corporation 2018 USD Term Loan, 5.294%, (US0001M + 3.250%), 08/05/2022	1,189,400	0.1
1,054,853	Kronos Incorporated 2017 Term Loan B, 5.253%, (US0003M + 3.000%), 11/01/2023	1,058,067	0.1
149,250	Lumentum Holdings 2018 1st Lien Term Loan, 4.544%, (US0001M + 2.500%), 12/10/2025	149,996	0.0
241,509	MA FinanceCo., LLC USD Term Loan B3, 4.544%, (US0001M + 2.500%), 06/21/2024	239,094	0.0

See Accompanying Notes to Financial Statements

105

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

2,903,042	McAfee, LLC 2018 USD Term Loan B, 5.794%, (US0001M + 3.750%), 09/30/2024	2,912,373	0.1
2,388,559	MH Sub I, LLC 2017 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 09/13/2024	2,373,879	0.1
400,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 9.544%, (US0001M + 7.500%), 09/15/2025	403,000	0.0
148,875	Navex TopCo, Inc. 2018 1st Lien Term Loan, 5.380%, (US0003M + 3.250%), 09/05/2025	147,665	0.0
100,000	Navex TopCo, Inc. 2018 2nd Lien Term Loan, 9.130%, (US0003M + 7.000%), 09/05/2026	99,250	0.0
646,460	Optiv Security, Inc. 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 02/01/2024	502,623	0.0
865,000	Project Boost Purchaser, LLC 2019 Term Loan B, 5.544%, (US0001M + 3.500%), 06/01/2026	860,540	0.0
674,125	Project Leopard Holdings, Inc. 2019 Term Loan, 6.450%, (US0001M + 4.250%), 07/07/2023	675,178	0.0
1,560,712	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 6.506%, (US0003M + 4.250%), 05/16/2025	1,544,715	0.1
115,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 10.506%, (US0003M + 8.250%), 05/16/2026	113,275	0.0
1,785,143	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 5.287%, (US0003M + 3.000%), 11/03/2023	1,641,216	0.1
745,273	Riverbed Technology, Inc. 2016 Term Loan, 5.300%, (US0001M + 3.250%), 04/24/2022	618,577	0.0
90,000	Rocket Software, Inc. 2018 2nd Lien Term Loan, 10.294%, (US0001M + 8.250%), 11/27/2026	83,100	0.0
827,925	Rocket Software, Inc. 2018 Term Loan, 6.294%, (US0001M + 4.250%), 11/28/2025	778,767	0.0
369,466	Rovi Solutions Corporation Term Loan B, 4.550%, (US0001M + 2.500%), 07/02/2021	368,428	0.0

1,887,581	RP Crown Parent LLC Term Loan B, 4.804%, (US0003M + 2.750%), 10/12/2023	1,891,111	0.1
1,630,973	Seattle Spinco, Inc. USD Term Loan B3, 4.544%, (US0001M + 2.500%), 06/21/2024	1,613,983	0.1
1,047,250	Severin Acquisition, LLC 2018 Term Loan B, 5.459%, (US0003M + 3.250%), 08/01/2025	1,032,850	0.1
955,000	Sirius Computer Solutions, Inc. 2019 Term Loan B, 6.354%, (US0003M + 4.250%), 07/01/2026	958,581	0.0
394,813	SkillSoft Corporation 1st Lien Term Loan, 6.946%, (US0006M + 4.750%), 04/28/2021	319,470	0.0
3,010,185	SolarWinds Holdings, Inc. 2018 Term Loan B, 4.794%, (US0001M + 2.750%), 02/05/2024	3,017,292	0.1
637,694	SonicWall US Holdings Inc. 1st Lien Term Loan, 5.636%, (US0003M + 3.500%), 05/16/2025	620,688	0.0
100,000	SonicWall US Holdings Inc. 2nd Lien Term Loan, 9.636%, (US0003M + 7.500%), 05/18/2026	88,500	0.0
128,900	SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 4.294%, (US0001M + 2.250%), 04/16/2025	129,598	0.0
190,752	SS&C Technologies Inc. 2018 Term Loan B3, 4.294%, (US0001M + 2.250%), 04/16/2025	191,785	0.0
955,000	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 7.104%, (US0003M + 5.000%), 05/29/2026	866,961	0.0
646,750	TriTech Software Systems 2018 Term Loan B, 5.794%, (US0001M + 3.750%), 08/29/2025	607,945	0.0
424,292	TTM Technologies, Inc. 2017 Term Loan, 4.600%, (US0001M + 2.500%), 09/28/2024	425,287	0.0
2,365,000	Ultimate Software Group Inc(The) Term Loan B, 5.794%, (US0001M + 3.750%), 05/04/2026	2,380,077	0.1

See Accompanying Notes to Financial Statements

106

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

1,661,774	Veritas Bermuda Ltd. USD Repriced Term Loan B, 6.553%, (US0001M + 4.500%), 01/27/2023	1,573,838	0.1
1,125,722	Vertafore, Inc. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 07/02/2025	1,096,805	0.1
350,000	Vertafore, Inc. 2018 2nd Lien Term Loan, 9.294%, (US0001M + 7.250%), 07/02/2026	345,406	0.0
73,181	Web.com Group, Inc. 2018 2nd Lien Term Loan, 9.778%, (US0001M + 7.750%), 10/09/2026	71,534	0.0
390,845	Web.com Group, Inc. 2018 Term Loan B, 5.778%, (US0001M + 3.750%), 10/10/2025	384,494	0.0
621,313	Xperi Corporation 2018 Term Loan B1, 4.544%, (US0001M + 2.500%), 12/01/2023	615,359	0.0
		51,518,305	2.1

	Financial: 0.0%
181,000	Blucora, Inc. 2017 Term Loan B, 5.087%, (US0002M + 3.000%), 05/22/2024	181,566	0.0

	Financial Intermediaries: 0.3%
1,642,858	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 06/15/2025	1,640,119	0.1
165,000	Blackstone Mortgage Trust, Inc. Term Loan B, 4.544%, (US0001M + 2.500%), 04/23/2026	165,926	0.0
945,366	DTZ U.S. Borrower LLC 2018 Add On Term Loan B, 5.294%, (US0001M + 3.250%), 08/21/2025	949,497	0.0
100,000	Edelman Financial Center, LLC 2018 2nd Lien Term Loan, 8.807%, (US0001M + 6.750%), 07/20/2026	100,458	0.0
2,912,270	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 5.307%, (US0001M + 3.250%), 07/21/2025	2,920,850	0.1
282,508	Focus Financial Partners, LLC 2018 Incremental Term Loan, 4.546%, (US0001M + 2.500%), 07/03/2024	284,127	0.0

194,312	Priority Payment Systems LLC Term Loan, 7.050%, (US0001M + 5.000%), 01/03/2023	190,912	0.0
260,000	VFH Parent LLC 2019 Term Loan B, 5.585%, (US0003M + 3.500%), 03/01/2026	260,840	0.0
1,013,432	Victory Capital Holdings, Inc. 2019 Term Loan B, 5.569%, (US0003M + 3.250%), 07/01/2026	1,019,290	0.1
		7,532,019	0.3

	Food Products: 0.2%
562,175	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 5.792%, (US0001M + 3.750%), 10/01/2025	564,986	0.0
100,000	8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 9.792%, (US0001M + 7.750%), 10/01/2026	99,750	0.0
147,375	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.841%, (US0003M + 3.500%), 07/07/2024	147,743	0.0
150,000	B&G Foods, Inc. 2019 Term Loan B, 4.585%, (US0003M + 2.500%), 09/17/2026	150,844	0.0
1,397,870	CHG PPC Parent LLC 2018 Term Loan B, 4.794%, (US0001M + 2.750%), 03/31/2025	1,399,618	0.1
1,805,970	IRB Holding Corp 1st Lien Term Loan, 5.550%, (US0003M + 3.250%), 02/05/2025	1,799,950	0.1
132,999	JBS USA Lux S.A. 2019 Term Loan B, 4.589%, (US0001M + 2.500%), 05/01/2026	133,817	0.0
553,496	NPC International, Inc. 1st Lien Term Loan, 5.544%, (US0001M + 3.500%), 04/19/2024	359,081	0.0
1,297,000	Sigma Bidco B.V. 2018 USD Term Loan B, 5.320%, (US0003M + 3.000%), 07/02/2025	1,294,298	0.0
		5,950,087	0.2

	Food Service: 0.2%
413,963	Carrols Restaurant Group, Inc. Term Loan B, 5.310%, (US0001M + 3.250%), 04/30/2026	402,837	0.0
112,123	Dhanani Group Inc. 2018 Term Loan B, 5.794%, (US0001M + 3.750%), 07/20/2025	103,153	0.0

See Accompanying Notes to Financial Statements

107

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

144,631	Fogo De Chao, Inc. 2018 Add On Term Loan, 6.294%, (US0001M + 4.250%), 04/07/2025	145,264	0.0
2,999,566	Golden Nugget, Inc. 2017 Incremental Term Loan B, 4.800%, (US0001M + 2.750%), 10/04/2023	2,998,315	0.1
913,287	Hearthside Food Solutions, LLC 2018 Term Loan B, 5.731%, (US0001M + 3.688%), 05/23/2025	861,534	0.1
790,000	US Foods, Inc. 2019 Term Loan B, 4.050%, (US0001M + 2.000%), 09/13/2026	794,135	0.0
		5,305,238	0.2

	Food/Drug Retailers: 0.2%
1,702,578	Albertsons, LLC 2019 Term Loan B7, 4.794%, (US0001M + 2.750%), 11/17/2025	1,715,214	0.1
323,933	Albertsons, LLC 2019 Term Loan B8, 4.794%, (US0001M + 2.750%), 08/17/2026	326,302	0.0
1,145,608	EG Finco Limited 2018 USD Term Loan, 6.104%, (US0003M + 4.000%), 02/07/2025	1,134,690	0.1
148,125	EG Group Limited 2018 USD Term Loan B, 6.104%, (US0003M + 4.000%), 02/07/2025	146,713	0.0
146,250	Moran Foods LLC Term Loan, 8.104%, (US0003M + 6.000%), 12/05/2023	61,425	0.0
986,300	United Natural Foods, Inc. Term Loan B, 6.294%, (US0001M + 4.250%), 10/22/2025	826,643	0.0
		4,210,987	0.2

	Forest Products: 0.0%
325,000	LABL, Inc. 2019 USD Term Loan, 6.600%, (US0001M + 4.500%), 07/01/2026	326,706	0.0

	Health Care: 1.6%
149,250	Accelerated Health Systems, LLC Term Loan B, 5.542%, (US0001M + 3.500%), 10/31/2025	149,623	0.0
1,423,187	ADMI Corp. 2018 Term Loan B, 4.794%, (US0001M + 2.750%), 04/30/2025	1,411,624	0.1
399,000	Agiliti Health, Inc Term Loan, 5.125%, (US0001M + 3.000%), 01/04/2026	399,000	0.0

147,000	Air Methods Corporation 2017 Term Loan B, 5.604%, (US0003M + 3.500%), 04/21/2024	120,320	0.0
2,107,225	Athenahealth, Inc. 2019 Term Loan B, 6.681%, (US0003M + 4.500%), 02/11/2026	2,098,885	0.1
641,028	ATI Holdings Acquisition, Inc. 2016 Term Loan, 5.554%, (US0001M + 3.500%), 05/10/2023	635,285	0.0
1,966,325	Auris Luxembourg III S.a.r.l. 2019 USD Term Loan B, 5.794%, (US0001M + 3.750%), 02/27/2026	1,954,036	0.1
2,552,847	Bausch Health Companies, Inc. 2018 Term Loan B, 5.039%, (US0001M + 3.000%), 06/02/2025	2,566,068	0.1
2,198,395	Change Healthcare Holdings LLC 2017 Term Loan B, 4.544%, (US0001M + 2.500%), 03/01/2024	2,190,665	0.1
1,049,796	CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 5.044%, (US0001M + 3.000%), 06/07/2023	1,049,665	0.0
1,864,046	Concentra Inc. 2018 1st Lien Term Loan, 4.540%, (US0003M + 2.500%), 06/01/2022	1,873,367	0.1
787,766	DaVita, Inc. 2019 Term Loan B, 4.294%, (US0001M + 2.250%), 08/12/2026	793,072	0.0
648,608	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 5.796%, (US0001M + 3.750%), 06/06/2025	639,082	0.0
248,447	Diplomat Pharmacy, Inc. 2017 Term Loan B, 6.550%, (US0001M + 4.500%), 12/20/2024	233,126	0.0
480,000	Emerald TopCo Inc Term Loan, 5.544%, (US0001M + 3.500%), 07/24/2026	478,950	0.0
2,494,345	Envision Healthcare Corporation 2018 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 10/10/2025	2,041,205	0.1
1,390,181	ExamWorks Group, Inc. 2017 Term Loan, 5.294%, (US0001M + 3.250%), 07/27/2023	1,397,422	0.1

See Accompanying Notes to Financial Statements

108

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

544,867	Global Medical Response, Inc. 2017 Term Loan B2, 6.294%, (US0001M + 4.250%), 03/14/2025	511,494	0.0
791,130	Global Medical Response, Inc. 2018 Term Loan B1, 5.307%, (US0001M + 3.250%), 04/28/2022	742,476	0.0
639,594	GoodRx, Inc. 1st Lien Term Loan, 4.807%, (US0001M + 2.750%), 10/10/2025	640,660	0.0
1,148,500	Inovalon Holdings, Inc. 2018 Term Loan B, 5.563%, (US0001M + 3.500%), 04/02/2025	1,156,575	0.1
2,595,093	Jaguar Holding Company II 2018 Term Loan, 4.544%, (US0001M + 2.500%), 08/18/2022	2,600,608	0.1
1,739,880	Kinetic Concepts, Inc. 2017 USD Term Loan B, 7.250%, (PRIME + 2.250%), 02/02/2024	1,746,133	0.1
849,168	MPH Acquisition Holdings LLC 2016 Term Loan B, 4.854%, (US0003M + 2.750%), 06/07/2023	810,601	0.0
244,217	nThrive, Inc. 2016 1st Lien Term Loan, 6.544%, (US0001M + 4.500%), 10/20/2022	223,051	0.0
2,126,123	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 5.563%, (US0003M + 3.250%), 06/30/2025	2,062,339	0.1
800,000	Phoenix Guarantor Inc Term Loan B, 6.567%, (US0001M + 4.500%), 03/05/2026	802,750	0.0
985,673	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 6.554%, (US0001M + 4.500%), 11/17/2025	987,675	0.0
1,142,230	Select Medical Corporation 2017 Term Loan B, 4.580%, (US0003M + 2.500%), 03/06/2025	1,144,015	0.1
161,288	Sotera Health Holdings, LLC 2017 Term Loan, 5.044%, (US0001M + 3.000%), 05/15/2022	159,624	0.0
2,141,690	Surgery Center Holdings, Inc. 2017 Term Loan B, 5.300%, (US0001M + 3.250%), 09/02/2024	2,098,856	0.1

146,625	Team Health Holdings, Inc. 1st Lien Term Loan, 4.794%, (US0001M + 2.750%), 02/06/2024	121,454	0.0
396,364	Tecomet Inc. 2017 Repriced Term Loan, 5.278%, (US0001M + 3.250%), 05/01/2024	394,795	0.0
1,643,839	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 5.044%, (US0001M + 3.000%), 06/23/2024	1,610,449	0.1
189,525	Vizient, Inc. 2019 Term Loan B5, 4.544%, (US0001M + 2.500%), 05/06/2026	190,611	0.0
1,293,345	Wink Holdco, Inc 1st Lien Term Loan B, 5.044%, (US0001M + 3.000%), 12/02/2024	1,274,348	0.1
		39,309,909	1.6

	Home Furnishings: 0.1%
498,738	Hillman Group Inc. (The) 2018 Term Loan B, 6.044%, (US0001M + 4.000%), 05/31/2025	484,711	0.0
0	Prime Security Services Borrower, LLC 2016 1st Lien Term Loan, 4.862%, (US0001M + 2.750%), 05/02/2022	0	–
865,000	Prime Security Services Borrower, LLC 2019 Term Loan B1, 5.335%, (US0003M + 3.250%), 09/23/2026	856,195	0.1
		1,340,906	0.1

	Industrial: 0.1%
2,146,108	NCI Building Systems, Inc. 2018 Term Loan, 5.789%, (US0001M + 3.750%), 04/12/2025	2,104,081	0.1

	Industrial Equipment: 0.3%
398,000	AI Alpine AT Bidco GmbH 2018 USD Term Loan B, 4.863%, (US0003M + 2.750%), 10/31/2025	389,543	0.0
605,000	APi Group DE, Inc. Term Loan B, 4.585%, (US0003M + 2.500%), 09/25/2026	601,975	0.0
419,019	Cortes NP Acquisition Corporation 2017 Term Loan B, 6.044%, (US0001M + 4.000%), 11/30/2023	399,291	0.0
398,623	CPM Holdings, Inc. 2018 1st Lien Term Loan, 5.794%, (US0001M + 3.750%), 11/15/2025	392,893	0.0

See Accompanying Notes to Financial Statements

109

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

711,898	EWT Holdings III Corp. 2017 Repriced Term Loan, 5.044%, (US0001M + 3.000%), 12/20/2024	715,457	0.1
1,723,145	Filtration Group Corporation 2018 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 03/29/2025	1,729,428	0.1
1,258,048	Gardner Denver, Inc. 2017 USD Term Loan B, 4.794%, (US0001M + 2.750%), 07/30/2024	1,263,269	0.1
695,000	Granite Holdings US Acquisition Co. Term Loan B, 7.335%, (US0003M + 5.250%), 09/19/2026	679,362	0.0
698,073	Kenan Advantage Group, Inc. 2015 Term Loan, 5.044%, (US0001M + 3.000%), 07/31/2022	669,859	0.0
177,711	Kenan Advantage Group, Inc. CAD Term Loan B, 5.044%, (US0001M + 3.000%), 07/31/2022	170,528	0.0
396,866	Safe Fleet Holdings LLC 2018 1st Lien Term Loan, 5.040%, (US0001M + 3.000%), 02/01/2025	386,696	0.0
148,500	Shape Technologies Group, Inc. Term Loan, 5.259%, (US0003M + 3.000%), 04/21/2025	136,620	0.0
		7,534,921	0.3

	Insurance: 0.9%
648,375	Achilles Acquisition LLC 2018 Term Loan, 6.063%, (US0001M + 4.000%), 10/13/2025	649,591	0.0
3,228,899	Acrisure, LLC 2017 Term Loan B, 6.354%, (US0003M + 4.250%), 11/22/2023	3,222,845	0.1
398,247	Alera Group Holdings, Inc. 2018 Term Loan B, 6.544%, (US0001M + 4.500%), 07/25/2025	401,732	0.0
2,059,280	Alliant Holdings Intermediate, LLC 2018 Term Loan B, 5.054%, (US0003M + 3.000%), 05/09/2025	2,026,031	0.1
1,641,000	AmWINS Group, Inc. 2017 Term Loan B, 4.796%, (US0001M + 2.750%), 01/25/2024	1,643,736	0.1
1,289,184	Applied Systems, Inc. 2017 1st Lien Term Loan, 5.104%, (US0003M + 3.000%), 09/19/2024	1,289,069	0.0

150,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 9.104%, (US0003M + 7.000%), 09/19/2025	152,156	0.0
149,250	Aretec Group, Inc. 2018 Term Loan, 6.294%, (US0001M + 4.250%), 10/01/2025	144,399	0.0
1,848,869	AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan, 5.544%, (US0001M + 3.500%), 10/22/2024	1,843,476	0.1
1,640,025	CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.800%, (US0001M + 2.750%), 04/26/2024	1,635,925	0.1
150,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 8.794%, (US0001M + 6.750%), 04/27/2025	151,563	0.0
2,449,131	Hub International Limited 2018 Term Loan B, 5.267%, (US0003M + 3.000%), 04/25/2025	2,425,404	0.1
2,097,653	NFP Corp. Term Loan B, 5.044%, (US0001M + 3.000%), 01/08/2024	2,064,352	0.1
3,086,395	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 5.294%, (US0001M + 3.250%), 12/31/2025	3,042,414	0.1
2,389,165	USI, Inc. 2017 Repriced Term Loan, 5.104%, (US0003M + 3.000%), 05/16/2024	2,351,337	0.1
		23,044,030	0.9

	Leisure Good/Activities/Movies: 0.6%
23,277	Airxcel, Inc. 2018 1st Lien Term Loan, 6.544%, (US0001M + 4.500%), 04/28/2025	22,433	0.0
1,701,988	AMC Entertainment Holdings Inc. 2019 Term Loan B, 5.230%, (US0006M + 3.000%), 04/22/2026	1,711,561	0.1
1,258,140	Bombardier Recreational Products, Inc. 2019 Incremental Term Loan B2, 4.544%, (US0001M + 2.500%), 05/23/2025	1,266,528	0.1
1,046,890	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 4.854%, (US0003M + 2.750%), 09/18/2024	936,182	0.0

See Accompanying Notes to Financial Statements

110

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (continued)

502,332	Crown Finance US, Inc. 2018 USD Term Loan, 4.294%, (US0001M + 2.250%), 02/28/2025	499,757	0.0
430,000	Crown Finance US, Inc. 2019 Incremental Term Loan, 4.835%, (US0003M + 2.750%), 09/20/2026	429,033	0.0
250,000	Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan, 4.544%, (US0001M + 2.500%), 02/01/2024	247,499	0.0
1,137,812	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 5.044%, (US0001M + 3.000%), 03/08/2024	1,140,088	0.0
1,819,303	Fitness International, LLC 2018 Term Loan B, 5.294%, (US0001M + 3.250%), 04/18/2025	1,824,988	0.1
543,496	GVC Holdings PLC 2018 USD Term Loan B2, 4.446%, (US0006M + 2.250%), 03/29/2024	545,025	0.0
1,246,212	Intrawest Resorts Holdings, Inc. Term Loan B1, 5.044%, (US0001M + 3.000%), 07/31/2024	1,249,328	0.1
1,145,122	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 5.540%, (US0001M + 3.500%), 07/03/2024	1,150,847	0.1
1,735,674	Life Time, Inc. 2017 Term Loan B, 4.874%, (US0003M + 2.750%), 06/10/2022	1,738,748	0.1
159,200	NEP/NCP Holdco, Inc. 2018 1st Lien Term Loan, 5.294%, (US0001M + 3.250%), 10/20/2025	156,663	0.0
120,000	NEP/NCP Holdco, Inc. 2018 2nd Lien Term Loan, 9.044%, (US0001M + 7.000%), 10/19/2026	117,600	0.0
538,290	SRAM, LLC 2018 Term Loan B, 4.836%, (US0001M + 2.750%), 03/15/2024	540,295	0.0
489,273	Thor Industries, Inc. USD Term Loan B, 5.875%, (US0001M + 3.750%), 02/01/2026	478,264	0.0
649,250	WeddingWire, Inc. 1st Lien Term Loan, 6.546%, (US0001M + 4.500%), 12/19/2025	650,045	0.0
100,000	WeddingWire, Inc. 2nd Lien Term Loan, 10.294%, (US0001M + 8.250%), 12/21/2026	99,000	0.0

130,000	Winnebago Industries, Inc. 2017 Term Loan, 5.588%, (US0001M + 3.500%), 11/08/2023	129,187	0.0
247,500	Zodiac Pool Solutions LLC 2018 Term Loan B, 4.294%, (US0001M + 2.250%), 07/02/2025	248,157	0.0
		15,181,228	0.6

	Lodging & Casinos: 0.7%
3,705,923	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 4.794%, (US0001M + 2.750%), 12/22/2024	3,686,400	0.1
1,517,482	Everi Payments Inc. Term Loan B, 5.044%, (US0001M + 3.000%), 05/09/2024	1,521,134	0.1
1,380,899	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 5.060%, (US0001M + 3.000%), 10/21/2024	1,386,906	0.1
2,430,000	PCI Gaming Authority Term Loan, 5.044%, (US0001M + 3.000%), 05/29/2026	2,445,795	0.1
3,342,591	Scientific Games International, Inc. 2018 Term Loan B5, 4.876%, (US0002M + 2.750%), 08/14/2024	3,319,314	0.1
3,292,885	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 5.604%, (US0003M + 3.500%), 07/10/2025	3,310,110	0.1
1,788,562	Station Casinos LLC 2016 Term Loan B, 4.550%, (US0001M + 2.500%), 06/08/2023	1,797,809	0.1
		17,467,468	0.7

	Nonferrous Metals/Minerals: 0.1%
2,455,839	Covia Holdings Corporation Term Loan, 6.313%, (US0003M + 4.000%), 06/01/2025	2,011,946	0.1
825,614	U.S. Silica Company 2018 Term Loan B, 6.063%, (US0001M + 4.000%), 05/01/2025	783,094	0.0
		2,795,040	0.1

	Oil & Gas: 0.2%
148,500	Brazos Delaware II, LLC Term Loan B, 6.046%, (US0001M + 4.000%), 05/21/2025	137,362	0.0

See Accompanying Notes to Financial Statements

111

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (CONTINUED)

390,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 8.794%, (US0001M + 6.750%), 10/29/2025	243,750	0.0
731,981	Grizzly Acquisitions Inc. 2018 Term Loan B, 5.569%, (US0003M + 3.250%), 10/01/2025	724,661	0.1
950,000	Lower Cadence Holdings LLC Term Loan B, 6.054%, (US0001M + 4.000%), 05/22/2026	926,844	0.1
530,000	Lucid Energy Group II LLC Incremental Term Loan B2, 5.046%, (US0001M + 3.000%), 02/17/2025	503,059	0.0
896,866	McDermott Technology Americas Inc 2018 1st Lien Term Loan, 7.104%, (US0003M + 5.000%), 05/09/2025	573,495	0.0
149,250	Moda Ingleside Energy Center, LLC 2018 Term Loan B, 5.296%, (US0001M + 3.250%), 09/29/2025	149,437	0.0
365,407	Navitas Midstream Midland Basin, LLC Term Loan B, 6.544%, (US0001M + 4.500%), 12/13/2024	345,309	0.0
365,000	UGI Energy Services, LLC Term Loan B, 5.794%, (US0001M + 3.750%), 08/13/2026	368,194	0.0
		3,972,111	0.2

	Publishing: 0.1%
2,164,873	Meredith Corporation 2018 Term Loan B, 4.794%, (US0001M + 2.750%), 01/31/2025	2,170,865	0.1

	Radio & Television: 0.5%
1,299,870	A-L Parent LLC 2016 1st Lien Term Loan, 5.300%, (US0001M + 3.250%), 12/01/2023	1,307,182	0.1
635,000	Clear Channel Outdoor Holdings, Inc. Term Loan B, 5.544%, (US0001M + 3.500%), 08/21/2026	637,722	0.0
1,000,000	Cumulus Media New Holdings Inc. Exit Term Loan, 6.620%, (US0001M + 4.500%), 05/15/2022	1,002,500	0.0
290,000	Cumulus Media New Holdings Inc. Term Loan B, 5.835%, (US0003M + 3.750%), 03/17/2026	291,148	0.0

1,410,000	Diamond Sports Group, LLC Term Loan, 5.300%, (US0001M + 3.250%), 08/24/2026	1,419,474	0.1
1,511,078	Entercom Media Corp. 2017 Term Loan B, 4.804%, (US0001M + 2.750%), 11/18/2024	1,514,289	0.1
699,508	NASCAR Holdings, Inc Term Loan B, 4.888%, (US0003M + 2.750%), 07/27/2026	705,355	0.0
2,484,540	Nexstar Broadcasting, Inc. 2019 Term Loan B4, 4.807%, (US0003M + 2.750%), 09/18/2026	2,499,810	0.1
1,293,774	Sinclair Television Group Inc. Term Loan B2B, 4.540%, (US0001M + 2.500%), 09/30/2026	1,301,457	0.0
1,749,451	Univision Communications Inc. Term Loan C5, 4.794%, (US0001M + 2.750%), 03/15/2024	1,703,214	0.1
		12,382,151	0.5

	Retailers (Except Food & Drug): 0.3%
247,116	Academy, Ltd. 2015 Term Loan B, 6.100%, (US0001M + 4.000%), 07/01/2022	173,805	0.0
1,042,959	Bass Pro Group, LLC Term Loan B, 7.044%, (US0001M + 5.000%), 09/25/2024	1,006,618	0.0
216,044	Belk, Inc. TL B 1L, 6.803%, (US0002M + 4.750%), 12/12/2022	159,873	0.0
1,636,067	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 4.786%, (US0001M + 2.750%), 02/03/2024	1,642,667	0.1
1,889,090	Harbor Freight Tools USA, Inc. 2018 Term Loan B, 4.544%, (US0001M + 2.500%), 08/18/2023	1,840,289	0.1
856,797	Jo-Ann Stores, Inc. 2016 Term Loan, 7.252%, (US0003M + 5.000%), 10/20/2023	599,044	0.0
99,488	Jo-Ann Stores, Inc. 2018 2nd Lien Term Loan, 11.509%, (US0003M + 9.250%), 05/21/2024	32,333	0.0
1,087,579	Leslies Poolmart, Inc. 2016 Term Loan, 5.544%, (US0001M + 3.500%), 08/16/2023	1,038,185	0.0
1,374,350	Mens Wearhouse, Inc. (The) 2018 Term Loan, 5.350%, (US0001M + 3.250%), 04/09/2025	1,168,197	0.1

See Accompanying Notes to Financial Statements

112

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (CONTINUED)

241,250	Petco Animal Supplies, Inc. 2017 Term Loan B, 5.506%, (US0003M + 3.250%), 01/26/2023	183,652	0.0
		7,844,663	0.3

	Steel: 0.1%
1,275,833	GrafTech Finance, Inc. 2018 Term Loan B, 5.544%, (US0001M + 3.500%), 02/12/2025	1,244,469	0.1

	Surface Transport: 0.1%
1,895,106	Navistar International Corporation 2017 1st Lien Term Loan B, 5.530%, (US0001M + 3.500%), 11/06/2024	1,892,132	0.1
793,236	PODS, LLC 2018 1st Lien Term Loan, 5.053%, (US0001M + 2.750%), 12/06/2024	792,905	0.0
796,975	Savage Enterprises LLC 2018 1st Lien Term Loan B, 6.040%, (US0001M + 4.000%), 08/01/2025	806,439	0.0
		3,491,476	0.1

	Technology: 0.1%
1,863,999	Almonde, Inc. - TL B 1L, 5.696%, (US0006M + 3.500%), 06/13/2024	1,817,065	0.1

	Telecommunications: 0.9%
542,231	Altice Financing SA USD 2017 1st Lien Term Loan, 4.807%, (US0001M + 2.750%), 01/31/2026	529,353	0.0
185,000	Asurion LLC 2017 2nd Lien Term Loan, 8.544%, (US0001M + 6.500%), 08/04/2025	188,160	0.0
205,454	Asurion LLC 2017 Term Loan B4, 5.044%, (US0001M + 3.000%), 08/04/2022	206,276	0.0
2,987,092	Asurion LLC 2018 Term Loan B6, 5.044%, (US0001M + 3.000%), 11/03/2023	3,001,717	0.1
3,235,567	Asurion LLC 2018 Term Loan B7, 5.044%, (US0001M + 3.000%), 11/03/2024	3,249,722	0.1
933,362	Avaya, Inc. 2018 Term Loan B, 6.334%, (US0001M + 4.250%), 12/15/2024	888,638	0.0
3,640,002	CenturyLink, Inc. 2017 Term Loan B, 4.794%, (US0001M + 2.750%), 01/31/2025	3,619,906	0.2
1,810,000	CommScope, Inc. 2019 Term Loan B, 5.294%, (US0001M + 3.250%), 04/06/2026	1,806,968	0.1

1,244,908	Consolidated Communications, Inc. 2016 Term Loan B, 5.050%, (US0001M + 3.000%), 10/04/2023	1,195,112	0.1
1,289,806	Flexential Intermediate Corporation 2017 1st Lien Term Loan, 5.604%, (US0003M + 3.500%), 08/01/2024	1,116,084	0.1
678,547	Global Tel*Link Corporation 2018 1st Lien Term Loan, 6.294%, (US0001M + 4.250%), 11/29/2025	651,193	0.0
120,000	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 10.294%, (US0001M + 8.250%), 11/29/2026	114,900	0.0
1,244,345	GTT Communications, Inc. 2018 USD Term Loan B, 4.790%, (US0001M + 2.750%), 05/31/2025	1,005,241	0.1
470,000	Inmarsat Finance plc Term Loan B, 6.585%, (US0003M + 4.500%), 09/23/2026	463,342	0.0
695,884	Level 3 Financing Inc. 2017 Term Loan B, 4.294%, (US0001M + 2.250%), 02/22/2024	697,914	0.0
306	MTN Infrastructure TopCo Inc 1st Lien Term Loan B, 5.044%, (US0001M + 3.000%), 11/15/2024	303	0.0
396,487	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.544%, (US0003M + 4.500%), 11/01/2024	355,104	0.0
647,241	Speedcast International Limited Term Loan B, 4.854%, (US0003M + 2.750%), 05/15/2025	556,627	0.0
1,042,918	Sprint Communications, Inc. 1st Lien Term Loan B, 4.563%, (US0001M + 2.500%), 02/02/2024	1,036,661	0.1
497,500	Sprint Communications, Inc. 2018 Term Loan B, 5.063%, (US0001M + 3.000%), 02/02/2024	497,185	0.0
		21,180,406	0.9

	Utilities: 0.2%
863,730	Calpine Construction Finance Company, L.P. 2017 Term Loan B, 4.544%, (US0001M + 2.500%), 01/15/2025	865,619	0.0

See Accompanying Notes to Financial Statements

113

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (CONTINUED)

1,250,000		Calpine Corporation 2019 Term Loan B10, 4.544%, (US0001M + 2.500%), 08/12/2026	1,254,688	0.1
973,435		Edgewater Generation, L.L.C. Term Loan, 5.794%, (US0001M + 3.750%), 12/13/2025	963,701	0.1
349,859		Heritage Power LLC Term Loan B, 8.205%, (US0006M + 6.000%), 07/30/2026	342,862	0.0
377,627		LMBE-MC Holdco II LLC Term Loan B, 6.020%, (US0003M + 4.000%), 11/14/2025	378,099	0.0
748,089		Nautilus Power, LLC Term Loan B, 6.294%, (US0001M + 4.250%), 05/16/2024	747,544	0.0
653,363		Sabre Industries, Inc. 2019 Term Loan B, 6.307%, (US0001M + 4.250%), 04/15/2026	656,629	0.0
			5,209,142	0.2
	Total Bank Loans (Cost $351,727,114)		347,223,457	14.0

CONVERTIBLE BONDS/NOTES: 0.0%
		Communications: 0.0%
200,000		DISH Network Corp., 3.375%, 08/15/2026	183,741	0.0

	Total Convertible Bonds/Notes (Cost $197,825)		183,741	0.0

			Value	Percentage of Net Assets
PURCHASED OPTIONS (13): 0.0%

	Total Purchased Options (Cost $1,834,689)		925,149	0.0

	Total Long-Term Investments (Cost $2,370,782,455)		2,426,760,394	98.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.0%
		Repurchase Agreements: 0.3%
572,082	(14)	BNP Paribas S.A., Repurchase Agreement dated 09/30/19, 2.35%, due 10/01/19 (Repurchase Amount $572,119, collateralized by various U.S. Government Securities, 0.000%-4.625%, Market Value plus accrued interest $583,524, due 11/15/19-02/15/49)	572,082	0.0

1,977,897	(14)	Citigroup, Inc., Repurchase Agreement dated 09/30/19, 2.32%, due 10/01/19 (Repurchase Amount $1,978,023, collateralized by various U.S. Government Agency Obligations, 2.500%-9.000%, Market Value plus accrued interest $2,017,456, due 06/01/24-10/01/49)	1,977,897	0.1
1,977,897	(14)	Daiwa Capital Markets, Repurchase Agreement dated 09/30/19, 2.37%, due 10/01/19 (Repurchase Amount $1,978,025, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,017,455, due 11/21/19-10/01/49)	1,977,897	0.1
1,977,897	(14)	Guggenheim Securities LLC, Repurchase Agreement dated 09/30/19, 2.42%, due 10/01/19 (Repurchase Amount $1,978,028, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.500%-5.000%, Market Value plus accrued interest $2,017,455, due 08/15/22-06/20/69)	1,977,897	0.1
1,977,897	(14)	Jefferies LLC, Repurchase Agreement dated 09/30/19, 2.45%, due 10/01/19 (Repurchase Amount $1,978,030, collateralized by various U.S. Government Agency Obligations, 0.000%-5.000%, Market Value plus accrued interest $2,017,455, due 10/02/19-11/20/48)	1,977,897	0.0
			8,483,670	0.3

Shares			Value	Percentage of Net Assets
		Mutual Funds: 8.7%
13,555,064	(15)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.860%	13,555,064	0.5

See Accompanying Notes to Financial Statements

114

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2019 (Unaudited) (CONTINUED)

202,035,000	(15)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.840%	202,035,000	8.2

	Total Mutual Funds
	(Cost $215,590,064)		215,590,064	8.7

	Total Short-Term Investments (Cost $224,073,734)		224,073,734	9.0

	Total Investments in Securities (Cost $2,594,856,189)		$2,650,834,128	107.0
	Liabilities in Excess of Other Assets		(172,769,371)	(7.0)
	Net Assets		$2,478,064,757	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of September 30, 2019.
(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of September 30, 2019.
(7)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(8)	Represents a zero coupon bond. Rate shown reflects the effective yield as of September 30, 2019.
(9)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(10)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(11)	Settlement is on a when-issued or delayed-delivery basis.
(12)	All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 10 for additional details.
(13)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(14)	Represents securities purchased with cash collateral received for securities on loan.
(15)	Rate shown is the 7-day yield as of September 30, 2019.

BRL	Brazilian Real
EUR	EU Euro
IDR	Indonesian Rupiah
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0001W	1-week LIBOR
US0002M	2-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

115

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)  There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)     The Code of Ethics is not required for the semi-annual filing.

(a)(2)     Auditor Change.

(a)(3)     A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(4)     Not required for semi-annual filing.

(b)         The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: December 6, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 6, 2019